UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2020

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■ Voya Global Bond Portfolio

■ Voya International High Dividend Low Volatility Portfolio

■ VY® American Century Small-Mid Cap Value Portfolio

■ VY® Baron Growth Portfolio

■ VY® Columbia Contrarian Core Portfolio

■ VY® Columbia Small Cap Value II Portfolio

■ VY® Invesco Comstock Portfolio

■ VY® Invesco Equity and Income Portfolio

■ VY® Invesco Oppenheimer Global Portfolio

■ VY® JPMorgan Mid Cap Value Portfolio

■ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

■ VY® T. Rowe Price Growth Equity Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms NPORT-P are available on the SEC's website at www.sec.gov. Each Portfolio's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,

For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?

Voya investment strategists have written about the uneven pressures that have created a "two-speed" or "K-shaped" economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.

In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board ("Fed") has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today's negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.

Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future "through a glass darkly," and must allow for contingencies we can't foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one's long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.

We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 22, 2021

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Government/Credit Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE® Value Index	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 8.85% compared to the Bloomberg Barclays Global Aggregate Index, which returned 9.20% for the same period.

Portfolio Specifics: The Portfolio performed in line with the Bloomberg Barclays Global Aggregate Index before fees and expenses, for the period. Positive contributions from country and duration positioning and sector allocation were partially offset by detractions in currency decisions.

Fixed income markets witnessed another roller coaster in 2020, as the extraordinary volatility and market performance in the first quarter, and ensuing rebound, dominated the performance profile for the trailing 12 months. While the news of the COVID-19 pandemic ignited a flight to quality, with the U.S. Treasury market remaining the world's preferred risk-free asset, the response by the U.S. Federal Reserve Board ( "Fed") as well as other global central banks and government agencies was equally swift to stabilize economies and financial markets. The Fed slashed official short-term interest rates to effectively zero, with guidance that zero interest-rate policy would be in place for the foreseeable future. While the European Central Bank and Bank of Japan had little room to reduce interest rates, their asset purchase programs promoted stability in their respective markets. Non-government sectors meaningfully underperformed in the earlier part of the year, only to stage significant rebounds. The first leg of the rebound was supported by various government programs as well as signs of a recovering global economy. The rally was extended with the announcements from both Pfizer and Moderna regarding a vaccine that fueled further optimism for continued progress going into 2021. The dollar rallied in the COVID-19-related flight to quality, then declined as concerns over COVID-19 receded.

Sector allocation, in aggregate, contributed to performance. Allocations to corporate credit, spanning investment-grade and high-yield added to performance. The Portfolio benefited from the rebound in credit markets post the COVID-19 volatility as well as a tactical increase in corporate bonds during the turmoil. Agency residential mortgage-backed securities, which included allocations to collateralized mortgage obligations, also contributed. Securitized credit proved to be a headwind to performance as markets remained worried about the impacts from COVID-19 on the commercial mortgage-backed securities sector, and our more credit sensitive investments lagged.

Overall duration positioning was in line with the benchmark and duration allocations to local emerging markets ("EM") contributed to performance, while exposure to emerging currencies offset some of the performance. Currency positioning across developed currencies, in aggregate, detracted over the period.

The Portfolio used derivatives, such as used futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Current Strategy and Outlook: Heading into 2021, in our view, the market backdrop for cyclical sectors is extraordinarily positive. We believe consumers, supported by excess savings, robust net worth and additional fiscal aid, will drive a recovery in discretionary spending, leading to a full re-engagement of the service sector as the vaccine rollout becomes more widespread. We also believe the recovery in services spending, coupled with resilience in goods demand, should usher in an extended period of synchronous, above-trend global growth, easing pressures on the income divide.

In the near-term, cyclical sectors across non-government sectors are relatively attractive, in our opinion. We believe that a rebound in economic growth, fostered by a duality of fiscal and central bank support, will push spreads uncomfortably tight in 2021. EM are also expected to outperform, in our opinion, given their sensitivity to global growth that can support higher structural growth rates in an economic upswing.

However, we also recognize the market seems to be very aligned on the near-term positive direction of risk assets. In our opinion, this one-way sentiment opens the door for volatility. The vaccine news is overwhelmingly positive, and we believe the vaccine ultimately will succeed. However, it is our view that the potential for episodic market stresses, whether connected to the vaccine or other global factors, should not be overlooked.

We believe that the heavy use of economic stabilizers creates vulnerability to shocks and will leave investors exposed to increasingly asymmetric risk profiles. Security selection, which is always important, will be critical, as we believe the dispersion between "winning" and "losing" investments within sectors will remain extremely wide. It is our opinion that diversification, tail risk hedging and careful analysis of cyclical versus structural factors are necessary to mitigate downside risks and prepare portfolios for the income-starved world we face ahead.

Regarding currencies, we believe the U.S. dollar will continue to reflect broader market sentiment on global economic prospects and the progression of COVID-19. We expect further depreciation, albeit at a slower pace than witnessed in the latter part of 2020. In our opinion, accommodative global central bank policies combined with above-trend growth are supportive for EM currencies, but the uneven nature of the recovery will result in above average performance dispersion across individual countries.

Geographic Diversification
as of December 31, 2020
(as a percentage of net assets)

United States(1)	84.7%
China	5.7%
Indonesia	2.2%
United Kingdom	1.8%
Spain	1.6%
Peru	1.0%
Portugal	1.0%
Italy	0.9%
Netherlands	0.8%
France	0.7%
Countries between 0.0%-0.7%^	1.9%
Liabilities in Excess of Other Assets*	(2.3)%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

^  Includes 10 countries, which each represents 0.0%-0.7% of net assets.

(1)  Includes 22.3% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund and Voya High Yield Bond Fund.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020
(as a percentage of net assets)

Voya Emerging Markets Hard Currency Debt Fund — Class P	7.7%
Voya High Yield Bond Fund — Class P	5.9%
Voya Emerging Markets Local Currency Debt Fund — Class P	4.4%
Voya Emerging Markets Corporate Debt Fund — Class P	4.3%
China Government Bond, 3.250%, 11/22/28	2.7%
Uniform Mortgage-Backed Securities, 2.500%, 03/12/50	2.2%
Indonesia Treasury Bond, 8.750%, 05/15/31	1.9%
Uniform Mortgage-Backed Securities, 2.000%, 01/01/51	1.8%
United Kingdom Gilt, 4.000%, 03/07/22	1.2%
China Government Bond, 2.850%, 06/04/27	1.1%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	8.58%	5.60%	2.83%
Class I	9.20%	6.13%	3.34%
Class S	8.85%	5.84%	3.09%
Blooomberg Barclays Global Aggregate Index	9.20%	4.79%	2.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya International High Dividend Low Volatility Portfolio (the "Portfolio") seeks maximum total return. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance*: For the year ended December 31, 2020, the Portfolio's Class I shares provided a total return of -0.71% compared to the MSCI EAFE® Value Index and the MSCI EAFE® Index, which returned -2.63% and 7.82%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed its benchmark, the MSCI EAFE® Value Index. In terms of the Portfolio's performance, the stock ranking model outperformed along with the portfolio's lower dividend yield (relative to the MSCI EAFE® Value Index). Conversely, the lower beta and small market capitalization tilt detracted from performance.

On the regional level, stock selection within Europe and North America was additive. By contrast, stock selection within developed Asian and Japan had the largest negative impact on performance.

On the sector level, the underweight and stock selection within financials had the largest positive impact on performance, followed by stock selection in healthcare, although this was slightly mitigated by the negative allocation impact from the portfolio overweight to the sector. Conversely, the largest detractor from performance was the underweight and stock selection in utilities, followed by negative stock selection in industrials.

At the individual stock level, not owning benchmark stocks HSBC Holdings Plc and Royal Dutch Shell Plc, as well as an overweight to Pandora A/S were among the key contributors for the period. The key detractors for the period included not owning benchmark stocks SoftBank Group Corp. and Rio Tinto plc, as well as an underweight to Schneider Electric SE.

Current Strategy and Outlook: This is an actively managed international quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI EAFE® Value Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio's potential to achieve its dividend, alpha and volatility objectives.

Geographic Diversification
as of December 31, 2020
(as a percentage of net assets)

Japan	25.4%
United Kingdom	16.2%
Australia	8.2%
France	8.2%
Germany	7.7%
Switzerland	5.7%
Italy	4.8%
Hong Kong	4.0%
Netherlands	3.2%
Spain	2.7%
Countries between 0.2%-2.2%^	10.8%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%

*  Includes short-term investments and exchange-traded funds.

^  Includes 12 countries, which each represents 0.2%-2.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020
(as a percentage of net assets)

Rio Tinto Ltd.	1.5%
BP PLC	1.3%
Zurich Insurance Group AG	1.3%
Sanofi	1.3%
Mitsubishi UFJ Financial Group, Inc.	1.1%
Unilever PLC	1.1%
GlaxoSmithKline PLC	1.1%
Australia & New Zealand Banking Group Ltd.	1.1%
Novartis AG	1.0%
Deutsche Telekom AG	1.0%

Portfolio holdings are subject to change daily.

*  On November 19, 2020, the Board of Directors approved changes with respect to the Portfolio's principal investment strategies effective on or about December 31, 2020. In conjunction with strategy changes, effective December 31, 2020, the Portfolio's benchmark changed from the MSCI EAFE® Index to the MSCI EAFE® Value Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	-1.17%	3.68%	2.88%
Class I	-0.71%	4.20%	3.39%
Class S	-0.94%	3.94%	3.13%
Class S2	-1.15%	3.78%	2.98%
MSCI EAFE® Value Index	-2.63%	4.20%	3.37%
MSCI EAFE® Index	7.82%	7.45%	5.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International High Dividend Low Volatility Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI EAFE® Index to the MSCI EAFE® Value Index because the MSCI EAFE® Value Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Jeff John, CFA, Vice President and Ryan Cope, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Phillip N. Davidson, CFA, Senior Vice President and Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Michael Liss, CFA, CPA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers* of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 3.52% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned 4.88% and 2.53%, respectively, for the same period.

Portfolio Specifics: Broad U.S. equity markets ended the year higher despite volatility in the first quarter, when markets plunged dramatically on pandemic fears and heightened global economic uncertainty. Stocks rapidly entered bear market territory as coronavirus containment efforts disrupted economic activity and fueled massive unemployment. Stocks recovered ground in the second quarter after the U.S. Federal Reserve Board intervened with several aggressive stimulus measures and Congress passed a $2 trillion economic relief package. This market recovery extended through the second half of the year, supported by stronger-than-expected economic and earnings growth. The approval of several COVID-19 vaccines and the passage of additional fiscal stimulus measures supported robust fourth-quarter gains. Against this backdrop, large-cap stocks outperformed mid- and small-cap stocks. Growth stocks outperformed value stocks.

The Portfolio underperformed the Russell 2500 TM Value Index. Although the Russell 2500 TM Value Index is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000® Value and Russell Midcap Value® indices, respectively.

The Small Cap Value sleeve outperformed its benchmark, the Russell 2000® Value Index. Stock selection in financials was a positive contributor, aided by a lack of exposure to mortgage REITs and performance by several bank investments. An overweight to consumer staples also lifted returns. Stock selection in industrials detracted from relative performance, due in part to several holdings in commercial services and supplies.

The Mid Cap Value sleeve had positive returns but underperformed its benchmark, the Russell Midcap® Value Index. Stock selection and an underweight in the materials sector detracted from the sleeve's relative performance. In particular, a lack of exposure to metals and mining companies weighed on results. Not owning a number of outperforming internet media and services companies dampened relative performance in the communication services sector. An underweight and stock selection in the real estate sector contributed positively to relative performance.

The blended Portfolio had positive performance but underperformed its benchmark, the Russell 2500 TM Value Index. Stock selection and an underweight in communication services hindered relative performance, due in part to a lack of exposure to internet media and services companies that were strong contributors for the Index. Positioning in the consumer discretionary sector also detracted, as the pandemic pressured several hotel, restaurant and leisure investments. Among individual holdings, specialty insurance company ProAssurance was a notable detractor. ProAssurance stock declined in the second quarter after the company missed its earnings and revenue estimates. It also faced an outsized insurance claim by a large national health care account. Banking company Comerica was also a laggard, as low interest rates and increased credit risk weighed on the stock performance.

On a positive note, the Portfolio's notable underweight in the real estate sector benefited performance. Stock selection in financials also contributed to performance. Several information technology stocks were notable contributors. Engineering materials company II-VI develops building block elements for technologies such as 5G and electric vehicles. II-VI's stock rose as the company reported healthy profits and a positive outlook that provided insight into its earnings power potential, driven by new product areas like 3D sensing. Semiconductor equipment company Applied Materials was also a top contributor, as it benefited from strong trends in key end markets and demand for connectivity during the pandemic.

Current Strategy and Outlook: We follow a stock-specific, valuation-driven strategy. The Portfolio's sector allocation is a result of our bottom-up investment process. We seek to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company.

We also do not rely on impending catalysts in our process. Investors wonder if there are impending catalysts that might bring about a long-awaited and lasting shift toward value stocks. We believe value catalysts are embedded in our security selection. Our process involves buying what we believe to be higher-quality companies trading at a discount to fair value. We believe our fundamental analysis leads us to companies that are undervalued for transitory reasons, and their shares will inherently revert at some point. Relying on catalysts can be precarious. When a catalyst becomes recognizable to the market, the corresponding securities may have already become less attractive on a relative risk/reward basis.

We also believe disruption themes will continue in 2021. The coronavirus pandemic accelerated paradigm-shifting structural trends, in our view. For example, de-densification has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. We believe declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from coal and natural gas to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting policies intended to combat global warming. In our view, these and other significant themes may create investment opportunities while increasing the importance of fundamental analysis and security selection.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	21.8%
Industrials	19.7%
Health Care	10.3%
Consumer Discretionary	9.3%
Information Technology	9.0%
Consumer Staples	7.2%
Utilities	5.4%
Real Estate	5.3%
Materials	5.1%
Energy	2.3%
Communication Services	1.7%
Exchange-Traded Funds	1.6%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

Zimmer Biomet Holdings, Inc.	1.9%
Northern Trust Corp.	1.6%
Chubb Ltd.	1.6%
Emerson Electric Co.	1.6%
iShares Russell Mid-Cap Value ETF	1.6%
Graphic Packaging Holding Co.	1.4%
nVent Electric PLC	1.2%
Universal Health Services, Inc.	1.2%
Bank of New York Mellon Corp.	1.2%
Southwest Airlines Co.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 24, 2020, Miles Lewis was removed as a portfolio manager of the Portfolio and Ryan Cope was added as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	3.35%	9.55%	9.81%
Class I	3.84%	10.11%	10.36%
Class S	3.52%	9.82%	10.08%
Class S2	3.40%	9.66%	9.92%
Russell 2500TM Value Index	4.88%	9.43%	9.33%
S&P SmallCap 600® Value Index	2.53%	10.31%	10.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 33.26% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 34.63% and 40.47%, respectively, for the same period.

Portfolio Specifics: This year was marked by an unprecedented black swan event — the COVID-19 pandemic — which resulted in extreme market volatility. After a deep dive that began in mid-February and continued through March, the market roared back, initially propelled by accommodative U.S. Federal Reserve Board policies and massive federal stimulus. The market continued its rally through year-end as interest rates stayed low and significant progress was made on several vaccines to combat the virus.

Absolute Performance: Shares of investment decision support tools provider MSCI, Inc. increased on solid earnings despite the challenging COVID-19 backdrop as it proactively managed its cost base. MSCI Inc.'s asset-based fee revenue also contributed due to strong market conditions and inflows. Shares of regional casino company Penn National Gaming, Inc. surged 238% on a quick rebound in revenues at re-opened properties as the pandemic lessened its grip, improved margins due to cost cutting, and strong betting activity after the launch of the Barstool Sports Book app, in which Penn has a 36% stake. Veterinary diagnostics leader IDEXX Laboratories, Inc. had a strong year as veterinary visits exhibited a "V" shaped recovery from the onset of the pandemic. IDEXX's competitive trends are outstanding, and we believe new proprietary innovations and field sales force expansion to be meaningful contributors to growth.

Arch Capital Group Ltd., a specialty insurance company, detracted from performance. Headwinds in the mortgage business caused the company's shares to detract as lender forbearance and high unemployment during the pandemic resulted in higher mortgage delinquencies, which pressured earnings due to Arch Capital Group's provision for credit losses even if these delinquencies don't ultimately result in cash losses. Office REIT Douglas Emmett, Inc. detracted due to the pandemic's impact as some tenants elected to defer rental payments. Investor concerns that a recession and/or an increase in work-from-home arrangements could negatively impact demand and market rents also pressured shares. Corporate day care provider Bright Horizons Family Solutions, Inc. detracted after the company temporarily closed 80% of its centers due to the pandemic. The company's stock has since recovered from post-pandemic lows.

Relative Performance: The Portfolio performed roughly in line with the Russell 2000® Growth Index, before fees and expenses, as positive stock selection offset the negative impact of relative sector/sub-industry weights. Industrials, communication services, and financials and minimal exposure to the lagging materials, utilities, energy, and consumer staples sectors contributed the most. Strength in industrials was partly due to Trex Company, Inc. and CoStar Group, Inc. Lower exposure to underperforming industrial machinery stocks also aided relative results. The sole holding within communication services, Iridium Communications Inc., added value. Favorable stock selection in financials, owing largely to MSCI, Inc. and Kinsale Capital Group, Inc., was partly offset by significantly higher exposure to this lagging sector.

Information technology ("IT"), real estate, and consumer discretionary and meaningfully lower exposure to strong performing biotechnology stocks within health care hurt results. Negative stock selection in IT was driven by Gartner, Inc. and Guidewire Software, Inc. Weakness in real estate was partly due to Douglas Emmett, Inc. Higher exposure to lagging specialized REITs through positions in Gaming and Leisure Properties, Inc. and Alexandria Real Estate Equities, Inc. also weighed on results. Within consumer discretionary, Vail Resorts, Inc. and Bright Horizons Family Solutions, Inc. hampered performance. Elevated exposure to hotels, resorts & cruise lines, whose businesses were hurt by the pandemic, also pressured results.

Current Strategy and Outlook: As long-term investors in what we view as high quality growth stocks, we are always actively looking for companies with open-ended growth opportunities, competitive advantages, and what we believe to be excellent management, at attractive valuations. We continue to position the Portfolio to seek to benefit from what we believe to be strong, long-term growth opportunities.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	27.6%
Consumer Discretionary	23.9%
Information Technology	14.6%
Health Care	13.7%
Industrials	9.6%
Real Estate	6.1%
Communication Services	4.5%
Consumer Staples	0.1%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020
(as a percentage of net assets)

MSCI, Inc. — Class A	9.0%
Vail Resorts, Inc.	7.0%
CoStar Group, Inc.	6.7%
Penn National Gaming, Inc.	6.3%
Choice Hotels International, Inc.	5.6%
ANSYS, Inc.	5.5%
Idexx Laboratories, Inc.	4.7%
Factset Research Systems, Inc.	4.5%
Iridium Communications, Inc.	4.0%
Gartner, Inc.	3.0%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	32.89%	19.28%	14.90%
Class I	33.55%	19.88%	15.48%
Class R6(1)	33.56%	19.88%	15.48%
Class S	33.26%	19.58%	15.20%
Class S2	33.00%	19.40%	15.02%
Russell 2000® Growth Index	34.63%	16.36%	13.48%
Russell 2500TM Growth Index	40.47%	18.68%	15.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 21.45% compared to the Russell 1000® Index, which returned 20.96% for the same period.

Portfolio Specifics: Global financial markets were battered by news concerning the spread of the novel coronavirus disease (COVID-19) throughout the second half of the first quarter of the year. U.S .equities mostly plummeted during the last 10 days of February and the month of March, which included the biggest one-week selloff since 2008. The S&P 500® Index declined by 19.60% during the quarter and the Russell 1000® Index lost 20.22%. U.S. equities posted a sizable gain in the second quarter, reflecting the strong rebound in investor sentiment from the fear-driven market of late March. The U.S. Federal Reserve provided support to the markets through a wide range of accommodative policies and communications indicating it would keep short-term interest rates at zero for an extended period. For much of the third quarter, risk appetite continued to be supported by accommodative monetary policy and a gradual reopening of the economy. Equity markets peaked in early September, but four weeks of declines followed. The selloff in September was marked by increased volatility, which was attributed to a number of factors, including an unwinding of extended valuations, delays to additional fiscal stimulus, uncertainty with the U.S. presidential election, which was further complicated by the fight to replace Supreme Court Justice Ruth Bader Ginsburg, and the threat of a second wave of COVID-19 and its accompanying lockdowns. The focus for the fourth quarter of 2020 was squarely on both the U.S. election and positive COVID-19 vaccine news. A contested U.S. presidential election was officially resolved on December 14 when the Electoral College confirmed Joe Biden's victory, removing a source of uncertainty that had weighed on the markets in September and October. November saw a robust rally in equity markets on positive vaccine news as Pfizer/BioNTech's vaccine reported an effective rate of approximately 95% in preventing COVID-19, followed shortly by equally positive news on Moderna's vaccine. Equity markets moved higher as a bipartisan effort delivered a roughly $900 billion economic relief package that provided for $600 stimulus checks, an additional round of the Paycheck Protection Program and extended unemployment benefits.

A combination of positive sector allocation and strong stock selection drove the Portfolio's relative outperformance vs. the benchmark, the Russell 1000® Index, during calendar year 2020. Sector allocation accounted for much of the Portfolio's relative outperformance. The Portfolio's positioning was favorable in seven of 11 sectors and neutral in two. The underweight to real estate was the leading contributor, in terms of sector allocation, followed by our underweights to utilities, industrials, health care and consumer staples. Among the Portfolio's sector overweights, our weight to financials had the most positive impact, followed by the largest average overweight during the year which was to communication services. Stock selection was favorable within six of 11 sectors during the year. Selection within industrials had the most positive impact, followed by selection within financials, communication services, consumer staples and materials. At the stock level, Amazon, Activision Blizzard, Inc., Lam Research Corporation, Microsoft Corporation and BlackRock, Inc. were among the top relative contributors to outperformance.

Two sector weightings detracted from the Portfolio's relative performance — the Portfolio's overweights to energy and financials. In terms of stock selection, the Portfolio's holdings in information technology and health care detracted most from relative performance. Individual detractors from relative performance included Citigroup Inc, JPMorgan Chase & Co., Berkshire Hathaway Inc. (Class B Shares), Chevron Corporation and EOG Resources, Inc.

Current Strategy and Outlook: With the beginning of President Joseph Biden's term and the COVID-19 inoculation effort under way, in our view we are seeing reduced uncertainty and volatility. In our opinion, there are areas of the market where valuations are clearly stretched, and we have been appropriately trimming positions in some of our technology exposures which contributed quite strongly to absolute and relative performance during calendar year 2020. We are starting to find opportunities in areas of the market that were impacted most severely by the pandemic, which we believe could rebound sharply as the world begins to emerge from economic shutdown.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Information Technology	28.8%
Communication Services	12.7%
Financials	12.4%
Consumer Discretionary	11.5%
Health Care	11.4%
Industrials	8.4%
Consumer Staples	5.4%
Materials	4.0%
Energy	2.5%
Utilities	1.8%
Real Estate	0.2%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020
(as a percentage of net assets)

Apple, Inc.	6.2%
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.8%
Comcast Corp. — Class A	2.9%
Berkshire Hathaway, Inc. — Class B	2.7%
Johnson & Johnson	2.3%
Mastercard, Inc. — Class A	2.1%
Medtronic PLC	2.0%
Facebook, Inc. — Class A	1.9%
Alphabet, Inc. — Class C	1.9%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	21.22%	13.83%	12.20%
Class I	21.79%	14.39%	12.76%
Class S	21.45%	14.15%	12.50%
Russell 1000® Index	20.96%	15.60%	14.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class I shares provided a total return of 9.89% compared to the Russell 2000® Value Index, which returned 4.63% for the same period.

Portfolio Specifics: For the year, the Portfolio outperformed its benchmark, the Russell 2000® Value Index. Outperformance was driven by strong, broad-based stock selection. Selection within industrials, healthcare, financials, and information technology were especially noteworthy. Selection within consumer discretionary and materials detracted from relative results. Sector allocation detracted from relative results, mostly due to an underweight to consumer discretionary.

In an unprecedented market environment dominated by the coronavirus pandemic, our long-standing investment process of searching for value companies that are exhibiting signs of early improvements and upward inflection was largely able to catch the unprecedented resurgence in the market post selloff. Positioning the Portfolio to names with upward inflections allowed us to generate significant returns post the market sell-off and in the fourth quarter when more value-oriented names outperformed on news of potential vaccines. We have used this same investment process since the strategy's inception, and it has helped us navigate the Portfolio through all types of past market crises as well.

In terms of specific securities, one of the top contributors to relative performance was our position in industrials company Sunrun. Shares in the company, which designs and sells residential solar energy systems, soared during the year as demand for green energy grew. The company established itself as the premier solar energy name, acquiring Vivint Solar during the year in a move that was well received by the market and is expected to provide numerous synergies.

Current Strategy and Outlook: As of December 31, 2020, we believe we are currently positioned for a continued, gradual recovery in the economy. While we have now moved past the U.S. presidential election, which has removed a tremendous amount of uncertainty from the markets, the coronavirus pandemic still remains a key issue. The vaccine announcements and subsequent approvals are a reason for optimism, however rapidly accelerating cases and hospitalizations remain things to monitor, especially coming out of the holiday season.

As of the end of the reporting period, our overweights are in information technology and materials, while we are underweight real estate, consumer discretionary, and industrials.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	29.4%
Industrials	15.6%
Information Technology	11.3%
Consumer Discretionary	10.2%
Materials	6.8%
Real Estate	6.4%
Health Care	5.5%
Energy	4.9%
Utilities	4.3%
Consumer Staples	3.1%
Communication Services	1.3%
Exchange-Traded Funds	0.7%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

Mastec, Inc.	1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.4%
Atlantic Union Bankshares Corp.	1.4%
Visteon Corp.	1.4%
WSFS Financial Corp.	1.4%
Axos Financial, Inc.	1.3%
First Industrial Realty Trust, Inc.	1.3%
UMB Financial Corp.	1.3%
KBR, Inc.	1.3%
Community Bank System, Inc.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	9.28%	7.98%	8.61%
Class I	9.89%	8.52%	9.16%
Class R6(1)	9.94%	8.53%	9.16%
Class S	9.54%	8.24%	8.87%
Class S2	9.45%	8.10%	8.71%
Russell 2000® Value Index	4.63%	9.65%	8.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Co-Lead Portfolio Manager, Devin Armstrong, Co-Lead Portfolio Manager, James Warwick and Charles DyReyes, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of -0.47% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 2.80% and 18.40%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2020, the Portfolio underperformed the Russell 1000® Value Index. Sector performance was mixed within the Russell 1000® Value Index, with materials, healthcare and industrials performing the best. Energy, real estate and financials posted negative returns.

Stock selection within information technology was the largest contributor to relative performance for the period. QUALCOMM and Microsoft were the largest contributors to the Portfolio's performance. Large software and equipment companies benefited from increased demand as many service sector employees worked from home. Strong security selection in the industrials sector was also a key contributor. FedEx, a relatively new holding (purchased in the first quarter), was the largest individual contributor. A material underweight to real estate also benefited relative performance for the quarter, as the sector underperformed.

Stock selection and a material overweight position in energy detracted the most from relative performance for the period. Oil prices tumbled due to Saudi Arabia and Russia increasing supply to gain market share and global demand shocks from the COVID-19 virus. Within consumer discretionary, Carnival (eliminated in April) was a notable detractor as the cruise industry was hit particularly hard by the coronavirus outbreak. Stock selection in communication services also dampened relative performance. The Portfolio did not own Walt Disney and the stock rose over 25% for the period. Stock selection and material overweight hindered relative performance within financials. The precipitous decline in interest rates during the first quarter 2020, from already low levels, weighed heavily on the sector.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were not used for speculative purposes or leverage. The use of currency forward contracts had a slightly positive impact on the Portfolio's performance relative to the Russell 1000 Value® Index for the reporting period.

Current Strategy and Outlook: The Portfolio currently has a cyclical bias with overweight exposures to financial and energy companies. The Portfolio is also overweight technology stocks and healthcare. Conversely, the fund is underweight real estate, utilities, communication services, consumer discretionary and consumer staples.

As we've seen a rotation towards value stocks towards the end of the year, we remain cautiously optimistic towards the longer-term outlook for the U.S. and global economies. Though the distribution of coronavirus vaccines should provide a level of stability, we believe equity markets may experience continued volatility due to the leadership transition in Washington DC and rising COVID-19 infection rates.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	24.8%
Health Care	14.5%
Industrials	13.1%
Information Technology	11.5%
Energy	9.2%
Consumer Staples	6.7%
Materials	5.5%
Consumer Discretionary	4.7%
Communication Services	3.2%
Utilities	2.8%
Real Estate	1.3%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

Citigroup, Inc.	4.1%
Bank of America Corp.	3.6%
Philip Morris International, Inc.	3.1%
Anthem, Inc.	2.4%
American International Group, Inc.	2.4%
General Motors Co.	2.3%
HCA Healthcare, Inc.	2.2%
Morgan Stanley	2.2%
Caterpillar, Inc.	2.1%
Qualcomm, Inc.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	-0.74%	8.36%	9.04%
Class I	-0.22%	8.92%	9.58%
Class S	-0.47%	8.64%	9.31%
Russell 1000® Value Index	2.80%	9.74%	10.50%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager, Sergio Marcheli and Chuck Burge, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 9.88% compared to the Russell 1000® Value Index, Bloomberg Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index, which returned 2.80%, 8.93% and 6.15%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2020, the Portfolio outperformed Its benchmarks. The equities sleeve outperformed the Russell 1000® Value Index for the year.

Stock selection in and an overweight in information technology ("IT") was the largest contributor to the Portfolio's relative return. Within the sector, Apple, Qualcomm and Cognizant Technology Solutions were the largest contributors, benefitting from a strong rally in the sector that began in the second quarter of 2020.

Stock selection and the Portfolio's underweight exposure to the real estate sector also helped relative performance as the sector underperformed, posting a decline for the year.

The Portfolio holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes outperformed the Russell 1000® Value Index during the fiscal year and aided relative performance.

Stock selection in consumer discretionary was the largest detractor from the Portfolio's relative underperformance. Carnival and Capri Holdings were significant detractors, driven in large part by the pandemic-related sell-off in early 2020.

Security selection and an overweight in energy also detracted from relative performance, as oil prices declined sharply due to an ongoing supply/demand imbalance, exacerbated by the sharp deceleration in demand due to COVID-19 pandemic. Key detractors from relative performance included Royal Dutch Shell and Marathon Oil.

Security selection in and underweight in consumer staples also detracted from relative returns. Restaurant supplier US Foods was a key detractor from Portfolio performance as demand declined sharply due to COVID-19-related restaurant closures.

The Portfolio's non-equity sleeve consisting of high-grade bonds, convertibles and cash outperformed the Bloomberg Barclays U.S. Government/Credit Index. Although the bonds suffered from relatively low duration in a falling interest rate environment and the cash allocation was a drag on returns in strong markets, this was more than offset by the sleeves allocation to convertibles, which provided returns similar to equities.

The Portfolio held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Portfolio's relative performance for the fiscal year.

Current Strategy and Outlook: During the fiscal year, the team reduced the Portfolio's relative overweight exposure to the financials and energy sectors within the equity portion of the Portfolio, and increased exposure to the industrials, communication services, IT and real estate sectors. At the end of the fiscal year, the Portfolio's largest overweight exposures were in the financials, IT and health care sectors, while the largest underweight exposures were to the communication services, utilities and real estate sectors.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	23.8%
Health Care	10.6%
Industrials	9.1%
Information Technology	8.9%
Communications	5.7%
Consumer Discretionary	5.1%
Energy	5.1%
Communication Services	4.1%
Consumer Staples	4.1%
Consumer, Non-cyclical	4.0%
Materials	3.7%
U.S. Treasury Notes	3.4%
Technology	3.0%
Utilities	2.4%
Real Estate	1.5%
Consumer, Cyclical	0.9%
U.S. Treasury Bonds	0.4%
Basic Materials	0.1%
Federal National Mortgage Association	0.1%
Municipal Bonds**	0.0%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

General Motors Co.	2.3%
Cognizant Technology Solutions Corp.	2.0%
Morgan Stanley	1.9%
Philip Morris International, Inc.	1.9%
Wells Fargo & Co.	1.8%
Goldman Sachs Group, Inc.	1.7%
United States Treasury Note, 0.125%, 12/15/23	1.7%
Corteva, Inc.	1.6%
CSX Corp.	1.6%
American International Group, Inc.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	9.62%	8.35%	8.04%
Class I	10.18%	8.90%	8.58%
Class S	9.88%	8.63%	8.31%
Class S2	9.76%	8.49%	8.17%
Russell 1000® Value Index	2.80%	9.74%	10.50%
Bloomberg Barclays U.S. Government/Credit Index	8.93%	4.98%	4.19%
60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index	6.15%	8.18%	8.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by John Delano, CFA, Portfolio Manager of Invesco Advisers, Inc. ("Invesco") — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 27.43% compared to the MSCI All Country World IndexSM (the "Index"), which returned 16.25% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index. The Portfolio's positions outperformed 8 of the 11 economic sectors within the Index. The exceptions being our holdings in materials, real estate and healthcare. Our stock selection was the determining factor among our real estate and healthcare though the latter was very minor. We held no positions in materials during the calendar year.

The top individual positions which contributed to our results were JD.com Inc., the number two e-commerce in China, PayPal Holdings Inc., a leading global player in digital payments and Alphabet Inc., the holding company of Google, the Andriod operating system, YouTube, and a number of artificial intelligence initiatives.

Even in a good year some things don't go as well as hoped and 2020 was not an exception. Airbus SE, Citigroup, and DLF Limited were our three largest negative contributors. 2020 was a terrible year for aviation but business and tourist travel will return, we believe, and Airbus SE will benefit. Citigroup was adversely impacted by the pandemic driven interest rate collapse, and we eliminated it from the Portfolio. DLF Limited is an Indian real estate owner/developer that declined sharply in the downdraft of spring but recovered towards year end. In an up market its flat return for the year was a negative. It remains a holding.

Current Strategy and Outlook: Our thematic, long-term, investment style leads us towards what we believe to be quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Additionally, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we think and behave with a long-term focus.

Geographic Diversification
as of December 31, 2020
(as a percentage of net assets)

United States	53.5%
Japan	16.7%
France	8.1%
China	4.3%
Netherlands	3.2%
India	3.2%
Sweden	2.9%
United Kingdom	2.7%
Germany	2.4%
Spain	1.2%
Countries between 0.1%-1.1%^	1.9%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 4 countries, which each represents 0.1%-1.1% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

Alphabet, Inc. — Class A	8.5%
LVMH Moet Hennessy Louis Vuitton SE	5.2%
Adobe, Inc.	4.6%
Facebook, Inc. — Class A	4.4%
JD.com, Inc. ADR	4.3%
Intuit, Inc.	4.2%
S&P Global, Inc.	3.9%
Nidec Corp.	3.8%
Murata Manufacturing Co., Ltd.	3.1%
PayPal Holdings, Inc.	3.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	27.19%	14.30%	11.16%
Class I	27.78%	14.87%	11.72%
Class S	27.43%	14.57%	11.43%
Class S2	27.33%	14.40%	11.27%
MSCI All Country World IndexSM	16.25%	12.26%	9.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to June 27, 2019, the Portfolio was managed by a different sub-adviser.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 0.28% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned 4.96% for the same period.

Portfolio Specifics: The Portfolio underperformed the Index during the year. After performing more or less in line during the first quarter drawdown, the Portfolio failed to keep pace with the strong cyclical bounce we've seen off the March lows. Specifically, our benchmark is up a whopping 82% off the bottom, yet our portfolio is up 78%. Notably, the cyclical areas of the market — materials, energy, industrials, and housing — have doubled off their March troughs. The Portfolio's more conservative posture has led to underperformance during this cyclically driven rotation. Put simply, not owning 2 stocks with exposure to metals and mining (Freeport McMoran, FCX & Newmont Mining, NEM), two stocks with ostensibly growth-like characteristics that made their way into our benchmark (Twitter, TWTR & Zillow, ZG), and not owning the consumer oriented recovery plays (autos, housing, travel & leisure), account for the gap in performance vs. our benchmark.

For the full year, two areas that have detracted from a stock selection perspective are communication services and REITs. Despite disappointing results this year, these are areas where we perceive there to be great value.

A double edged sword cut against us in communication services, as Discovery & Liberty Sirius had their business models adversely impacted by the ramifications of the COVID-19 pandemic due to sharply shrinking advertising budgets. However, our conviction in these companies is strong as we believe that these are very strong, in our opinion, businesses with subscription-based business models that should prove resilient throughout a cycle. It is also worth noting that weak stock selection is a function of what we don't own. After the Russell rebalance in June, a few internet growth stocks have made their way into this sector like Zillow & Twitter which are not names that fit value investors' criteria, yet have done extraordinarily well as growth remains in vogue. In fact, Twitter is now the second largest underweight relative to our benchmark.

Our positioning with REITs has also been a hindrance to performance. Our preference for shopping centers (Brixmor Properties, BRX and Kimco Realty, KIM) was a headwind as government mandated shutdowns and "social distancing" measures meant to curb the spread of the COVID-19 pandemic severely disrupted operations. Additionally, we don't own the logistics, data center, and ecommerce players, which have seen the resultant corresponding increase in business. Despite a turnaround in the fourth quarter as investors gained more conviction the worst was behind us, the rally was not enough to offset the hurt from the majority of the year. Recent positive data points, including tenants re-opening and actually paying their rent, an increase in leasing activity, and mostly positive rent releasing spreads support our belief that open-air- shopping centers offer an affordable value proposition.

Despite a sharp rebound in the fourth quarter, energy was still the worst performing sector for 2020. Therefore, for the full calendar year, the combination of a more conservative approach and underweight allocation served as a tailwind to relative results. In fact, both Cabot Oil & Gas as a pure-play Appalachian gas producer and Williams as a major midstream gas pipeline infrastructure company, boosted relative returns. We believe both companies continue to execute well on their operations, have strong levels of free cash flow, and run by management teams who are thoughtful with respect to their capital allocation policies.

Additionally, stock selection in financials aided performance; the merits of a diversified approach proved beneficial as the leading stock specific contributors to performance were in this sector: Discover Financial Services and Ameriprise Financial. It's noteworthy that our names actually posted a slightly positive return vs. the names in our benchmark which ended the year in negative territory. While we've trimmed some of the relative outperformers, we continue to expect multiple expansion given it seems the greatest risk to the economy is behind us and we still don't believe that superior quality attributes are being priced into current multiples.

Current Strategy and Outlook: As long term investors, our portfolio positioning remains relatively consistent and our turnover is generally low. That said, we've generally tried to position the Portfolio with an eye towards how to participate in the eventual reopening of the economy, while staying true to our approach of investing in quality companies at reasonable valuations.

We continue to see what we believe is value in both financials and REITs which is why we're comfortable with hefty allocations to these two sectors. That said, given the fourth quarter's strength, we've trimmed some of our outperformers and taken profits.

The industrials sector is the largest benchmark weight; while we've opportunistically added to select names throughout the year, there are a number of highly cyclical businesses (like trucking & railroads) that simply don't fit our quality criteria which leaves us with a meaningful underweight vs. the benchmark. The goal is to take on a bit of pro-cyclical risk in what we consider to be high quality businesses, while maintaining an underweight to the sector. In our opinion, this posture should effectively neutralize any bet on the macroeconomic environment, enabling us to participate if we see a continued reopening of the economy, while also protecting us from any potential setbacks.

We've continued to increase our exposure to communication services; adding to names with potential room for expansion and strong management teams.

Finally, it's worth pointing out shifts to our approach in the consumer; we want to limit our exposure to fashion risk, and own companies that are more staples like in nature, offering a balance of both offense and defense.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Financials	22.1%
Industrials	12.8%
Real Estate	10.7%
Consumer Discretionary	10.5%
Information Technology	9.1%
Utilities	8.2%
Health Care	7.4%
Materials	5.9%
Consumer Staples	4.7%
Communication Services	4.3%
Energy	3.7%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020
(as a percentage of net assets)

Ameriprise Financial, Inc.	1.8%
Loews Corp.	1.8%
Xcel Energy, Inc.	1.6%
T. Rowe Price Group, Inc.	1.6%
Zimmer Biomet Holdings, Inc.	1.5%
Diamondback Energy, Inc.	1.5%
M&T Bank Corp.	1.5%
Fifth Third Bancorp	1.5%
WEC Energy Group, Inc.	1.4%
ITT, Inc.	1.4%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	0.08%	7.44%	9.75%
Class I	0.55%	7.97%	10.29%
Class S	0.28%	7.71%	10.02%
Class S2	0.18%	7.55%	9.86%
Russell Midcap® Value Index	4.96%	9.73%	10.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, CFA, Vice President, Portfolio Manager* of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class S shares provided a total return of 31.42% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned 13.66% and 35.59%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark the Russell Midcap Growth® Index for the reporting period. Broadly speaking, stock selection drove relative underperformance.

Health care detracted from relative results, due to stock selection. Shares of cancer specialist Immunomedics, which is focused on the development of antibody-drug conjugates, surged in mid-September after Gilead Sciences announced plans to acquire the company at a substantial premium. Our underweight exposure to the stock weighed on relative results.

Security selection in the financials sector hampered relative performance. Holdings such as Cboe Global Markets is the largest U.S. options exchange and an operator of equity exchanges in Europe and the U.S. Shares fell amid very soft volumes in the proprietary complex, lower institutional activity, a temporary closure of its trading pits, and reduced financial market volatility following a spike in March and April.

Stock choices, such as Wayfair, in the consumer discretionary sector also weighed on relative results.

Conversely, communication services boosted relative results, due to a favorable underweight position and security selection such as Snap. Shares of the company gained over the past 12 months due to increased user growth and engagement in response to social distancing measures, as well as higher advertiser demand and a mix shift toward higher-priced advertising solutions.

The Portfolio's underweight to the consumer staples sector benefited relative results during the period.

Current Strategy and Outlook: Rapid progress with a first wave of new vaccines based on messenger RNA technology is clearly the most positive sign for the year ahead, in our opinion. As the pandemic hopefully recedes and economies reopen, we believe a broader economic recovery is likely to benefit many of the sectors that were most damaged by the virus, such as travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, in our view this might not translate into strong equity returns, with much of the recovery already priced into the markets. In our opinion, investors seeking value opportunities will need to be careful about stock selection — seeking out companies that appear well positioned to emerge from the pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Information Technology	39.8%
Health Care	21.8%
Consumer Discretionary	11.3%
Industrials	11.0%
Communication Services	7.7%
Financials	3.3%
Consumer Staples	3.3%
Materials	1.6%
Energy	0.3%
Real Estate**	0.0%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

McKesson Corp.	1.4%
DocuSign, Inc.	1.3%
Veeva Systems, Inc.	1.3%
Chipotle Mexican Grill, Inc.	1.3%
Lululemon Athletica, Inc.	1.3%
Align Technology, Inc.	1.3%
CoStar Group, Inc.	1.3%
Spotify Technology SA	1.3%
KLA Corp.	1.3%
Cadence Design Systems, Inc.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective January 1, 2021, Donald J. Easley, CFA was removed as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	31.26%	18.02%	14.44%
Class I	31.84%	18.60%	15.00%
Class R6(1)	31.90%	18.65%	15.03%
Class S	31.42%	18.30%	14.72%
Class S2	31.40%	18.14%	14.56%
S&P MidCap 400® Index	13.66%	12.35%	11.51%
Russell Midcap® Growth Index	35.59%	18.66%	15.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2020, the Portfolio's Class I shares, provided a total return of 36.68% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 18.40% and 38.49%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the S&P 500® Index for the reporting period. Both sector allocation and stock selection were positive. Communication services was the leading relative contributor, due to security selection. Consumer discretionary also bolstered relative results, owing to stock choices and a beneficial overweight. The information technology sector further aided returns due to an overweight exposure and favorable stock picks. Conversely, industrials and business services was the sole detractor from relative returns primarily due to stock selection.

The communication services sector was the strongest relative performer during the period. Shares of Snap gained over the past 12 months due to increased user growth and engagement in response to social distancing measures, as well as higher advertiser demand and a mix shift toward higher-priced advertising solutions. With a newly reorganized salesforce and investments in technology driving user engagement, we believe Snap is well positioned to ramp monetization efforts and drive earnings growth over time.

Industrials and business services were relative detractors. Shares of Boeing came under significant pressure over the past 12 months due to a series of negative news events during the 737 MAX investigation, ongoing delays in the recertification process, and pressure on air travel from coronavirus fears. These events impacted the timing of our investment thesis, causing us to terminate the position.

Current Strategy and Outlook: Rapid progress with a first wave of new vaccines based on messenger RNA technology is clearly the most positive sign for the year ahead. As the pandemic hopefully recedes and economies reopen, we believe a broader economic recovery is likely to benefit many of the sectors that were most damaged by the virus, such as travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, in our view this might not translate into strong equity returns, with much of the recovery already priced into the markets. In our opinion, investors seeking value opportunities will need to be careful about stock selection — seeking out companies that appear well positioned to emerge from the pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.

Sector Diversification
as of December 31, 2020
(as a percentage of net assets)

Information Technology	38.5%
Consumer Discretionary	22.7%
Communication Services	19.8%
Health Care	9.8%
Industrials	6.4%
Financials	2.4%
Materials	0.3%
Real Estate**	0.0%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount is less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2020*
(as a percentage of net assets)

Amazon.com, Inc.	10.6%
Microsoft Corp.	8.0%
Apple, Inc.	5.7%
Facebook, Inc. — Class A	4.9%
Alphabet, Inc. — Class A	3.0%
Visa, Inc. — Class A	2.6%
Alphabet, Inc. — Class C	2.5%
Mastercard, Inc. — Class A	2.4%
NetFlix, Inc.	2.2%
Alibaba Group Holding Ltd. ADR	2.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	36.00%	18.53%	16.23%
Class I	36.68%	19.12%	16.82%
Class S	36.36%	18.82%	16.52%
Class S2	36.13%	18.64%	16.35%
S&P 500® Index	18.40%	15.22%	13.88%
Russell 1000® Growth Index	38.49%	21.00%	17.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Class ADV	$1,000.00	$1,087.20	1.17%	$6.14	$1,000.00	$1,019.25	1.17%	$5.94
Class I	1,000.00	1,090.50	0.67	3.52	1,000.00	1,021.77	0.67	3.40
Class S	1,000.00	1,089.30	0.92	4.83	1,000.00	1,020.51	0.92	4.67
Voya International High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,146.80	1.24%	$6.69	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,150.00	0.74	4.00	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	1,147.50	0.99	5.34	1,000.00	1,020.16	0.99	5.03
Class S2	1,000.00	1,146.80	1.14	6.15	1,000.00	1,019.41	1.14	5.79
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,267.10	1.35%	$7.69	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	1,270.50	0.85	4.85	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	1,268.70	1.10	6.27	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,267.70	1.25	7.13	1,000.00	1,018.85	1.25	6.34

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Baron Growth Portfolio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Class ADV	$1,000.00	$1,341.90	1.49%	$8.77	$1,000.00	$1,017.65	1.49%	$7.56
Class I	1,000.00	1,345.20	0.99	5.84	1,000.00	1,020.16	0.99	5.03
Class R6	1,000.00	1,345.30	0.99	5.84	1,000.00	1,020.16	0.99	5.03
Class S	1,000.00	1,343.70	1.24	7.31	1,000.00	1,018.90	1.24	6.29
Class S2	1,000.00	1,342.10	1.39	8.18	1,000.00	1,018.15	1.39	7.05
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,236.30	1.23%	$6.91	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	1,239.00	0.73	4.11	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,237.60	0.98	5.51	1,000.00	1,020.21	0.98	4.98
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,392.40	1.42%	$8.54	$1,000.00	$1,018.00	1.42%	$7.20
Class I	1,000.00	1,395.80	0.92	5.54	1,000.00	1,020.51	0.92	4.67
Class R6	1,000.00	1,396.30	0.88	5.30	1,000.00	1,020.71	0.88	4.47
Class S	1,000.00	1,394.30	1.17	7.04	1,000.00	1,019.25	1.17	5.94
Class S2	1,000.00	1,393.10	1.32	7.94	1,000.00	1,018.50	1.32	6.70
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,246.10	1.27%	$7.17	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,250.20	0.77	4.36	1,000.00	1,021.27	0.77	3.91
Class S	1,000.00	1,248.10	1.02	5.76	1,000.00	1,020.01	1.02	5.18
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,209.70	1.14%	$6.33	$1,000.00	$1,019.41	1.14%	$5.79
Class I	1,000.00	1,213.00	0.64	3.56	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,211.40	0.89	4.95	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,210.40	1.02	5.67	1,000.00	1,020.01	1.02	5.18
VY® Invesco Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,295.80	1.30%	$7.50	$1,000.00	$1,018.60	1.30%	$6.60
Class I	1,000.00	1,299.20	0.80	4.62	1,000.00	1,021.11	0.80	4.06
Class S	1,000.00	1,297.40	1.05	6.06	1,000.00	1,019.86	1.05	5.33
Class S2	1,000.00	1,296.50	1.20	6.93	1,000.00	1,019.10	1.20	6.09
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,246.40	1.38%	$7.79	$1,000.00	$1,018.20	1.38%	$7.00
Class I	1,000.00	1,249.50	0.88	4.98	1,000.00	1,020.71	0.88	4.47
Class S	1,000.00	1,247.90	1.13	6.39	1,000.00	1,019.46	1.13	5.74
Class S2	1,000.00	1,246.80	1.28	7.23	1,000.00	1,018.70	1.28	6.50

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Class ADV	$1,000.00	$1,285.70	1.30%	$7.47	$1,000.00	$1,018.60	1.30%	$6.60
Class I	1,000.00	1,288.50	0.80	4.60	1,000.00	1,021.11	0.80	4.06
Class R6	1,000.00	1,289.10	0.77	4.43	1,000.00	1,021.27	0.77	3.91
Class S	1,000.00	1,286.20	1.05	6.03	1,000.00	1,019.86	1.05	5.33
Class S2	1,000.00	1,286.20	1.20	6.90	1,000.00	1,019.10	1.20	6.09
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,254.90	1.23%	$6.97	$1,000.00	$1,018.95	1.23%	$6.24
Class I	1,000.00	1,258.00	0.73	4.14	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,256.50	0.98	5.56	1,000.00	1,020.21	0.98	4.98
Class S2	1,000.00	1,255.40	1.13	6.41	1,000.00	1,019.46	1.13	5.74

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio (collectively referred to as the "Portfolios") (twelve of the portfolios constituting Voya Partners, Inc. (the "Company")), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (twelve of the portfolios constituting Voya Partners, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2021

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$143,626,281	$407,684,470	$342,341,204	$596,179,112
Investments in affiliated underlying funds at fair value**	40,056,067	—	—	—
Short-term investments at fair value†	1,651,380	4,156,054	7,794,148	2,082,367
Cash	—	1,096,948	—	—
Cash collateral for futures contracts	848,859	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,205,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	230,000	—	—	—
Foreign currencies at value‡	853,215	3,456,817	—	—
Receivables:
Investment securities sold	49,732	92,326	750,782	—
Investment securities sold on a delayed-delivery or when-issued basis	4,991,746	—	—	—
Fund shares sold	375,883	7,455,909	149,943	135,007
Dividends	—	436,701	556,521	190,134
Interest	1,039,344	524	—	10,580
Foreign tax reclaims	5,381	1,468,155	6,020	—
Unrealized appreciation on forward foreign currency contracts	2,184,699	10	23,568	—
Unrealized appreciation on OTC swap agreements	14,031	—	—	—
Variation margin receivable on centrally cleared swaps	18,839	—	—	—
Prepaid expenses	887	1,887	1,450	2,111
Reimbursement due from Investment Adviser	28,597	—	97,960	56,039
Other assets	12,019	43,438	11,296	29,439
Total assets	197,191,960	425,893,239	351,732,892	598,684,789
LIABILITIES:
Payable for investment securities purchased	49,936	3,455,836	852,430	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	14,973,621	—	—	—
Payable for fund shares redeemed	—	188,065	1,955,824	1,925,792
Payable upon receipt of securities loaned	25,369	4,156,054	1,184,916	—
Unrealized depreciation on forward foreign currency contracts	1,446,309	—	143,633	—
Unrealized depreciation on OTC swap agreements	16,641	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	930,000	—	—	—
Payable for investment management fees	101,449	206,349	271,192	470,501
Payable for distribution and shareholder service fees	15,788	66,008	60,732	105,993
Payable for directors fees	975	1,994	1,580	2,506
Payable to directors under the deferred compensation plan (Note 6)	12,019	43,438	11,296	29,439
Other accrued expenses and liabilities	90,032	257,218	210,867	258,734
Written options, at fair value^	5,939	—	—	—
Total liabilities	17,668,078	8,374,962	4,692,470	2,792,965
NET ASSETS	$179,523,882	$417,518,277	$347,040,422	$595,891,824
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$169,313,002	$401,236,910	$306,481,859	$74,914,160
Total distributable earnings	10,210,880	16,281,367	40,558,563	520,977,664
NET ASSETS	$179,523,882	$417,518,277	$347,040,422	$595,891,824
+ Including securities loaned at value	$24,764	$3,957,622	$1,157,310	$—
* Cost of investments in securities	$135,716,868	$367,197,385	$296,104,124	$119,956,339
** Cost of investments in affiliated underlying funds	$39,291,763	$—	$—	$—
† Cost of short-term investments	$1,651,380	$4,156,054	$7,794,148	$2,082,367
‡ Cost of foreign currencies	$849,327	$3,456,588	$—	$—
^ Premiums received on written options	$36,181	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
Class ADV:
Net assets	$21,097,256	$26,701,634	$96,608,925	$122,298,192
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,869,974	2,832,210	8,573,113	4,707,815
Net asset value and redemption price per share	$11.28	$9.43	$11.27	$25.98
Class I:
Net assets	$125,244,087	$122,081,535	$161,201,363	$164,346,875
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,903,629	12,797,698	13,256,774	5,218,930
Net asset value and redemption price per share	$11.49	$9.54	$12.16	$31.49
Class R6:
Net assets	n/a	n/a	n/a	$44,926,323
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	1,425,290
Net asset value and redemption price per share	n/a	n/a	n/a	$31.52
Class S:
Net assets	$33,182,539	$268,401,521	$85,901,688	$261,357,870
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,892,437	28,337,426	7,185,934	9,059,618
Net asset value and redemption price per share	$11.47	$9.47	$11.95	$28.85
Class S2:
Net assets	n/a	$333,587	$3,328,446	$2,962,564
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	34,888	295,534	111,874
Net asset value and redemption price per share	n/a	$9.56	$11.26	$26.48

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$174,128,413	$148,663,496	$200,671,830	$1,205,209,472
Short-term investments at fair value†	2,541,375	2,047,657	6,288,771	56,199,261
Foreign currencies at value‡	—	—	933	724
Receivables:
Investment securities sold	244,011	—	—	2,574,372
Fund shares sold	21,268	913,173	84,501	108,739
Dividends	154,764	186,998	355,744	1,487,539
Interest	—	—	—	1,923,768
Foreign tax reclaims	8,920	—	29,110	212,813
Unrealized appreciation on forward foreign currency contracts	—	—	14,030	32,620
Prepaid expenses	207	585	1,254	5,352
Reimbursement due from Investment Adviser	47,209	5,872	—	62,186
Other assets	12,123	8,160	21,104	73,112
Total assets	177,158,290	151,825,941	207,467,277	1,267,889,958
LIABILITIES:
Payable for investment securities purchased	274,291	—	—	3,915,789
Payable for fund shares redeemed	725,970	2,312,093	713,281	482,678
Payable upon receipt of securities loaned	—	—	—	6,029,806
Unrealized depreciation on forward foreign currency contracts	—	—	103,277	491,466
Payable for investment management fees	156,293	103,395	131,644	664,375
Payable for distribution and shareholder service fees	15,165	28,308	25,361	208,424
Payable for directors fees	700	626	1,139	5,841
Payable to directors under the deferred compensation plan (Note 6)	12,123	8,160	21,104	73,112
Other accrued expenses and liabilities	108,959	67,820	148,586	297,259
Total liabilities	1,293,501	2,520,402	1,144,392	12,168,750
NET ASSETS	$175,864,789	$149,305,539	$206,322,885	$1,255,721,208
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$115,561,262	$115,061,576	$199,064,755	$1,015,987,015
Total distributable earnings	60,303,527	34,243,963	7,258,130	239,734,193
NET ASSETS	$175,864,789	$149,305,539	$206,322,885	$1,255,721,208
+ Including securities loaned at value	$—	$—	$—	$5,890,282
* Cost of investments in securities	$134,875,975	$115,135,041	$168,001,164	$975,982,525
† Cost of short-term investments	$2,541,375	$2,047,657	$6,288,771	$56,199,261
‡ Cost of foreign currencies	$—	$—	$916	$715
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
Class ADV:
Net assets	$26,173,250	$24,161,851	$28,433,554	$42,052,781
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,361,375	1,543,873	1,771,089	939,532
Net asset value and redemption price per share	$19.23	$15.65	$16.05	$44.76
Class I:
Net assets	$129,552,754	$34,276,747	$114,568,986	$467,994,419
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,205,149	2,106,619	7,070,778	10,268,165
Net asset value and redemption price per share	$20.88	$16.27	$16.20	$45.58
Class R6:
Net assets	n/a	$6,982,546	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	428,618	n/a	n/a
Net asset value and redemption price per share	n/a	$16.29	n/a	n/a
Class S:
Net assets	$20,138,785	$82,438,257	$63,320,345	$436,887,589
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	994,817	5,087,307	3,901,334	9,657,631
Net asset value and redemption price per share	$20.24	$16.20	$16.23	$45.24
Class S2:
Net assets	n/a	$1,446,138	n/a	$308,786,419
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	92,420	n/a	6,936,079
Net asset value and redemption price per share	n/a	$15.65	n/a	$44.52

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,659,810,412	$372,544,015	$1,411,165,755	$1,946,743,776
Short-term investments at fair value†	65,108,956	3,548,827	132,619,903	78,256,886
Cash	—	—	348,011	1,396,318
Foreign currencies at value‡	8,536	—	—	—
Receivables:
Investment securities and currencies sold	1,604,035	60,117	1,165,365	18,648,911
Fund shares sold	36,805	465,849	43,361	154,471
Dividends	10,190	659,444	205,954	170,167
Interest	—	—	209	1,380
Foreign tax reclaims	2,158,175	—	—	1,823
Prepaid expenses	6,098	1,677	4,719	7,074
Reimbursement due from Investment Adviser	69,716	38,966	60,708	77,472
Other assets	67,460	19,040	38,523	62,930
Total assets	1,728,880,383	377,337,935	1,545,652,508	2,045,521,208
LIABILITIES:
Payable for investment securities and currencies purchased	—	—	—	975,948
Payable for fund shares redeemed	13,467,503	2,056,475	1,623,447	14,822,496
Payable upon receipt of securities loaned	55,602,761	—	132,619,771	78,256,620
Unrealized depreciation on forward foreign currency contracts	4,449	—	—	—
Payable for investment management fees	974,179	269,463	882,853	1,143,257
Payable for distribution and shareholder service fees	96,387	69,778	39,618	171,061
Payable for directors fees	7,140	1,758	5,885	8,704
Payable to directors under the deferred compensation plan (Note 6)	67,460	19,040	38,523	62,930
Other accrued expenses and liabilities	713,388	108,182	407,281	588,513
Total liabilities	70,933,267	2,524,696	135,617,378	96,029,529
NET ASSETS	$1,657,947,116	$374,813,239	$1,410,035,130	$1,949,491,679
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$546,666,942	$269,221,886	$671,276,908	$936,578,398
Total distributable earnings	1,111,280,174	105,591,353	738,758,222	1,012,913,281
NET ASSETS	$1,657,947,116	$374,813,239	$1,410,035,130	$1,949,491,679
+ Including securities loaned at value	$54,397,365	$—	$129,832,000	$76,630,529
* Cost of investments in securities	$618,029,447	$279,628,470	$893,682,557	$1,102,006,937
† Cost of short-term investments	$65,108,956	$3,548,827	$132,619,903	$78,256,886
‡ Cost of foreign currencies	$8,485	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2020 (CONTINUED)

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$131,946,303	$79,035,602	$64,622,067	$362,949,881
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,896,895	5,096,296	4,910,470	3,871,202
Net asset value and redemption price per share	$22.38	$15.51	$13.16	$93.76
Class I:
Net assets	$1,332,750,011	$124,709,393	$1,179,580,593	$1,506,471,552
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	56,222,032	7,749,277	77,589,504	14,044,445
Net asset value and redemption price per share	$23.71	$16.09	$15.20	$107.26
Class R6:
Net assets	n/a	n/a	$109,584,746	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	7,202,341	n/a
Net asset value and redemption price per share	n/a	n/a	$15.22	n/a
Class S:
Net assets	$188,985,231	$169,727,927	$49,414,507	$74,335,211
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,375,838	10,693,560	3,430,482	738,366
Net asset value and redemption price per share	$22.56	$15.87	$14.40	$100.68
Class S2:
Net assets	$4,265,571	$1,340,317	$6,833,217	$5,735,035
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	196,154	86,644	514,726	59,745
Net asset value and redemption price per share	$21.75	$15.47	$13.28	$95.99

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,332	$12,352,671	$7,165,377	$3,480,512
Dividends from affiliated underlying funds	1,693,527	—	—	—
Interest, net of foreign taxes withheld*	5,448,833	1,109	—	10,583
Securities lending income, net	8,481	68,375	41,476	—
Total investment income	7,159,173	12,422,155	7,206,853	3,491,095
EXPENSES:
Investment management fees	1,169,251	2,393,491	3,441,801	4,761,776
Distribution and shareholder service fees:
Class ADV	103,808	125,571	447,122	510,648
Class S	80,650	640,393	193,070	547,073
Class S2	—	1,632	11,544	9,756
Transfer agent fees:
Class ADV	25,105	18,244	176,768	149,949
Class I	171,638	85,152	289,335	210,453
Class R6	—	—	—	68
Class S	39,030	186,072	152,658	321,145
Class S2	—	295	5,703	3,577
Shareholder reporting expense	25,740	58,380	37,698	57,554
Registration fees	—	—	—	4,962
Professional fees	20,929	47,220	32,558	40,386
Custody and accounting expense	44,550	114,264	147,332	59,625
Directors fees	7,795	15,957	12,637	20,050
Miscellaneous expense	13,696	28,307	29,381	42,984
Interest expense	976	1,365	—	4,849
Total expenses	1,703,168	3,716,343	4,977,607	6,744,855
Waived and reimbursed fees	(215,012)	—	(1,616,241)	(687,276)
Net expenses	1,488,156	3,716,343	3,361,366	6,057,579
Net investment income (loss)	5,671,017	8,705,812	3,845,487	(2,566,484)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,596,194	(31,012,680)	(2,044,431)	47,657,649
Sale of affiliated underlying funds	(1,701,203)	—	—	—
Forward foreign currency contracts	4,843,053	5,402	(1,654,209)	—
Foreign currency related transactions	(218,040)	(52,888)	957,523	222
Futures	(235,883)	—	—	—
Swaps	(1,364,470)	—	—	—
Written options	1,941,473	—	—	—
Net realized gain (loss)	4,861,124	(31,060,166)	(2,741,117)	47,657,871
Net change in unrealized appreciation (depreciation) on:
Investments	4,385,430	11,996,170	6,906,876	104,781,202
Affiliated underlying funds	2,553,617	—	—	—
Forward foreign currency contracts	(59,899)	10	71,427	—
Foreign currency related transactions	119,725	106,957	(109)	—
Futures	263,324	—	—	—
Swaps	(1,139,366)	—	—	—
Written options	(31,882)	—	—	—
Net change in unrealized appreciation (depreciation)	6,090,949	12,103,137	6,978,194	104,781,202
Net realized and unrealized gain (loss)	10,952,073	(18,957,029)	4,237,077	152,439,073
Increase (decrease) in net assets resulting from operations	$16,623,090	$(10,251,217)	$8,082,564	$149,872,589
* Foreign taxes withheld	$15,238	$1,190,840	$62,228	$6,855

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,163,160	$1,992,666	$6,859,033	$20,976,835
Interest	—	—	—	7,882,804
Securities lending income, net	—	—	27,619	212,716
Total investment income	2,163,160	1,992,666	6,886,652	29,072,355
EXPENSES:
Investment management fees	1,260,118	1,063,654	1,595,707	7,476,292
Distribution and shareholder service fees:
Class ADV	114,886	103,005	126,689	197,516
Class S	45,199	175,831	147,471	1,027,950
Class S2	—	4,967	—	1,146,658
Transfer agent fees:
Class ADV	19,567	21,299	14,674	18,708
Class I	81,016	28,933	83,085	204,174
Class R6	—	20	—	—
Class S	15,413	72,721	34,176	194,835
Class S2	—	1,281	—	135,842
Shareholder reporting expense	26,385	19,212	43,660	98,820
Registration fees	153	—	60	—
Professional fees	13,513	14,332	26,362	73,200
Custody and accounting expense	23,123	22,295	60,660	54,900
Directors fees	5,601	5,005	9,118	46,732
Miscellaneous expense	12,943	14,563	29,324	59,747
Interest expense	70	—	200	—
Total expenses	1,617,987	1,547,118	2,171,186	10,735,374
Waived and reimbursed fees	(440,449)	(106,315)	(126,874)	(909,621)
Brokerage commission recapture	(9,546)	(12,564)	—	—
Net expenses	1,167,992	1,428,239	2,044,312	9,825,753
Net investment income	995,168	564,427	4,842,340	19,246,602
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,183,714	160,673	(23,007,083)	12,320,211
Forward foreign currency contracts	—	—	288,880	(4,148,601)
Foreign currency related transactions	—	—	(389,849)	1,431,161
Net realized gain (loss)	20,183,714	160,673	(23,108,052)	9,602,771
Net change in unrealized appreciation (depreciation) on:
Investments	29,571,634	9,456,557	(10,770,536)	73,873,506
Forward foreign currency contracts	—	—	379,986	798,433
Foreign currency related transactions	—	—	1,438	8,139
Net change in unrealized appreciation (depreciation)	29,571,634	9,456,557	(10,389,112)	74,680,078
Net realized and unrealized gain (loss)	49,755,348	9,617,230	(33,497,164)	84,282,849
Increase (decrease) in net assets resulting from operations	$50,750,516	$10,181,657	$(28,654,824)	$103,529,451
* Foreign taxes withheld	$19,230	$2,160	$92,113	$225,613

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020

	VY® Invesco Oppenheimer Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,908,126	$6,903,207	$8,230,154	$8,024,205
Interest	—	—	1,547	6,935
Securities lending income, net	100,066	7,798	387,109	406,714
Total investment income	11,008,192	6,911,005	8,618,810	8,437,854
EXPENSES:
Investment management fees	9,994,756	2,987,829	8,710,343	12,185,098
Distribution and shareholder service fees:
Class ADV	563,428	365,924	303,785	1,571,465
Class S	415,271	400,165	105,566	170,866
Class S2	14,598	5,674	22,002	37,360
Transfer agent fees:
Class ADV	126,073	85,727	59,758	264,859
Class I	1,281,092	136,893	1,017,281	1,135,106
Class R6	—	—	59	—
Class S	185,860	187,524	41,700	57,724
Class S2	4,084	1,659	5,433	8,003
Shareholder reporting expense	117,500	42,234	102,820	142,740
Registration fees	—	—	1,157	—
Professional fees	93,230	27,336	78,331	116,754
Custody and accounting expense	234,950	43,680	104,832	146,450
Directors fees	57,113	14,060	47,083	69,629
Miscellaneous expense	63,837	26,533	51,564	88,142
Interest expense	487	—	2,166	—
Total expenses	13,152,279	4,325,238	10,653,880	15,994,196
Waived and reimbursed fees	(694,966)	(448,778)	(782,961)	(1,437,380)
Brokerage commission recapture	—	(4,418)	—	—
Net expenses	12,457,313	3,872,042	9,870,919	14,556,816
Net investment income (loss)	(1,449,121)	3,038,963	(1,252,109)	(6,118,962)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	84,588,847	14,330,361	225,120,348	178,787,871
Forward foreign currency contracts	14,992	—	—	—
Foreign currency related transactions	(10,370)	—	—	(8,370)
Net realized gain	84,593,469	14,330,361	225,120,348	178,779,501
Net change in unrealized appreciation (depreciation) on:
Investments	278,876,171	(24,564,419)	127,862,938	378,276,769
Forward foreign currency contracts	(4,449)	—	—	—
Foreign currency related transactions	173,373	—	—	(101)
Net change in unrealized appreciation (depreciation)	279,045,095	(24,564,419)	127,862,938	378,276,668
Net realized and unrealized gain (loss)	363,638,564	(10,234,058)	352,983,286	557,056,169
Increase (decrease) in net assets resulting from operations	$362,189,443	$(7,195,095)	$351,731,177	$550,937,207
* Foreign taxes withheld	$848,098	$—	$—	$65,091

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		Voya International High Dividend Low Volatility Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$5,671,017	$6,064,628	$8,705,812	$12,830,358
Net realized gain (loss)	4,861,124	962,756	(31,060,166)	51,680,990
Net change in unrealized appreciation (depreciation)	6,090,949	8,339,580	12,103,137	9,089,220
Increase (decrease) in net assets resulting from operations	16,623,090	15,366,964	(10,251,217)	73,600,568
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(499,001)	(898,537)	(3,998,093)	(2,960,724)
Class I	(4,117,554)	(6,738,560)	(18,958,530)	(13,951,881)
Class S	(856,131)	(1,515,590)	(41,156,670)	(31,143,088)
Class S2	—	—	(73,179)	(34,369)
Total distributions	(5,472,686)	(9,152,687)	(64,186,472)	(48,090,062)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,959,104	10,863,585	20,855,018	11,733,829
Reinvestment of distributions	5,472,686	9,152,687	64,186,472	48,090,062
	23,431,790	20,016,272	85,041,490	59,823,891
Cost of shares redeemed	(56,396,854)	(29,375,489)	(71,367,998)	(81,887,305)
Net increase (decrease) in net assets resulting from capital share transactions	(32,965,064)	(9,359,217)	13,673,492	(22,063,414)
Net increase (decrease) in net assets	(21,814,660)	(3,144,940)	(60,764,197)	3,447,092
NET ASSETS:
Beginning of year or period	201,338,542	204,483,482	478,282,474	474,835,382
End of year or period	$179,523,882	$201,338,542	$417,518,277	$478,282,474

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® American Century Small-Mid Cap Value Portfolio		VY® Baron Growth Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$3,845,487	$4,610,034	$(2,566,484)	$(804,916)
Net realized gain (loss)	(2,741,117)	339,825	47,657,871	282,769,897
Net change in unrealized appreciation (depreciation)	6,978,194	88,714,313	104,781,202	(40,754,154)
Increase in net assets resulting from operations	8,082,564	93,664,172	149,872,589	241,210,827
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,711,366)	(11,753,088)	—	(46,984,247)
Class I	(3,371,776)	(18,296,197)	—	(58,663,771)
Class R6	—	—	—	(13,079,032)
Class S	(1,584,274)	(9,783,372)	—	(228,177,414)
Class S2	(59,796)	(345,747)	—	(1,039,818)
Return of capital:
Class ADV	—	—	—	(509,515)
Class I	—	—	—	(634,679)
Class R6	—	—	—	(143,215)
Class S	—	—	—	(2,467,257)
Class S2	—	—	—	(11,255)
Total distributions	(6,727,212)	(40,178,404)	—	(351,710,203)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,389,448	38,939,041	43,933,495	58,899,565
Reinvestment of distributions	6,727,212	40,178,404	—	351,710,203
	27,116,660	79,117,445	43,933,495	410,609,768
Cost of shares redeemed	(62,309,206)	(68,264,768)	(114,832,332)	(452,379,993)
Net increase (decrease) in net assets resulting from capital share transactions	(35,192,546)	10,852,677	(70,898,837)	(41,770,225)
Net increase (decrease) in net assets	(33,837,194)	64,338,445	78,973,752	(152,269,601)
NET ASSETS:
Beginning of year or period	380,877,616	316,539,171	516,918,072	669,187,673
End of year or period	$347,040,422	$380,877,616	$595,891,824	$516,918,072

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Contrarian Core Portfolio		VY® Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$995,168	$2,392,608	$564,427	$909,719
Net realized gain	20,183,714	73,142,134	160,673	5,242,199
Net change in unrealized appreciation (depreciation)	29,571,634	(4,370,814)	9,456,557	24,150,957
Increase in net assets resulting from operations	50,750,516	71,163,928	10,181,657	30,302,875
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(743,213)	(8,811,227)	(972,185)	(3,495,796)
Class I	(4,445,739)	(2,960,790)	(1,435,739)	(4,571,559)
Class R6	—	—	(255,902)	(773,170)
Class S	(552,006)	(90,737,866)	(3,428,166)	(11,647,424)
Class S2	—	—	(55,992)	(344,194)
Total distributions	(5,740,958)	(102,509,883)	(6,147,984)	(20,832,143)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	141,807,257	3,469,896	12,993,038	11,984,852
Reinvestment of distributions	5,740,958	102,509,883	6,147,984	20,832,143
	147,548,215	105,979,779	19,141,022	32,816,995
Cost of shares redeemed	(67,475,819)	(275,123,114)	(33,759,350)	(41,062,450)
Net increase (decrease) in net assets resulting from capital share transactions	80,072,396	(169,143,335)	(14,618,328)	(8,245,455)
Net increase (decrease) in net assets	125,081,954	(200,489,290)	(10,584,655)	1,225,277
NET ASSETS:
Beginning of year or period	50,782,835	251,272,125	159,890,194	158,664,917
End of year or period	$175,864,789	$50,782,835	$149,305,539	$159,890,194

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Comstock Portfolio		VY® Invesco Equity and Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$4,842,340	$8,966,397	$19,246,602	$23,701,636
Net realized gain (loss)	(23,108,052)	58,972,630	9,602,771	55,768,348
Net change in unrealized appreciation (depreciation)	(10,389,112)	36,141,258	74,680,078	163,093,943
Increase (decrease) in net assets resulting from operations	(28,654,824)	104,080,285	103,529,451	242,563,927
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,304,497)	(6,879,165)	(2,330,514)	(3,049,060)
Class I	(6,426,417)	(44,729,596)	(27,058,975)	(34,708,723)
Class S	(3,064,953)	(52,190,119)	(24,794,296)	(33,844,478)
Class S2	—	—	(17,171,131)	(23,339,231)
Total distributions	(10,795,867)	(103,798,880)	(71,354,916)	(94,941,492)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	89,543,749	29,938,266	13,882,671	13,778,245
Reinvestment of distributions	10,795,867	103,798,880	71,354,916	94,941,492
	100,339,616	133,737,146	85,237,587	108,719,737
Cost of shares redeemed	(162,953,033)	(288,332,436)	(193,635,444)	(221,494,026)
Net decrease in net assets resulting from capital share transactions	(62,613,417)	(154,595,290)	(108,397,857)	(112,774,289)
Net increase (decrease) in net assets	(102,064,108)	(154,313,885)	(76,223,322)	34,848,146
NET ASSETS:
Beginning of year or period	308,386,993	462,700,878	1,331,944,530	1,297,096,384
End of year or period	$206,322,885	$308,386,993	$1,255,721,208	$1,331,944,530

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Oppenheimer Global Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(1,449,121)	$10,212,115	$3,038,963	$4,380,198
Net realized gain	84,593,469	53,074,708	14,330,361	29,243,363
Net change in unrealized appreciation (depreciation)	279,045,095	335,733,431	(24,564,419)	68,257,947
Increase (decrease) in net assets resulting from operations	362,189,443	399,020,254	(7,195,095)	101,881,508
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(4,996,181)	(20,072,596)	(6,939,506)	(11,709,923)
Class I	(53,910,828)	(201,831,773)	(11,193,835)	(20,246,539)
Class S	(7,716,024)	(32,134,460)	(15,047,063)	(26,438,369)
Class S2	(149,769)	(850,475)	(138,167)	(249,114)
Total distributions	(66,772,802)	(254,889,304)	(33,318,571)	(58,643,945)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,464,266	24,243,212	16,958,254	10,238,127
Reinvestment of distributions	66,772,802	254,889,304	33,318,571	58,643,945
	86,237,068	279,132,516	50,276,825	68,882,072
Cost of shares redeemed	(258,026,375)	(223,633,534)	(77,538,133)	(83,935,610)
Net increase (decrease) in net assets resulting from capital share transactions	(171,789,307)	55,498,982	(27,261,308)	(15,053,538)
Net increase (decrease) in net assets	123,627,334	199,629,932	(67,774,974)	28,184,025
NET ASSETS:
Beginning of year or period	1,534,319,782	1,334,689,850	442,588,213	414,404,188
End of year or period	$1,657,947,116	$1,534,319,782	$374,813,239	$442,588,213

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(1,252,109)	$1,768,326	$(6,118,962)	$(1,028,355)
Net realized gain	225,120,348	96,946,314	178,779,501	276,195,068
Net change in unrealized appreciation (depreciation)	127,862,938	223,091,270	378,276,668	209,834,868
Increase in net assets resulting from operations	351,731,177	321,805,910	550,937,207	485,001,581
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(4,946,458)	(9,332,153)	(13,600,775)	(68,035,018)
Class I	(86,073,841)	(95,912,625)	(50,553,168)	(271,933,502)
Class R6	(2,931,489)	(2,445,270)	—	—
Class S	(3,459,838)	(4,957,916)	(2,861,917)	(79,114,269)
Class S2	(490,552)	(597,820)	(415,290)	(2,161,210)
Total distributions	(97,902,178)	(113,245,784)	(67,431,150)	(421,243,999)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	203,466,649	64,775,614	174,272,043	107,592,876
Reinvestment of distributions	97,902,178	113,245,784	67,431,150	421,243,999
	301,368,827	178,021,398	241,703,193	528,836,875
Cost of shares redeemed	(304,349,380)	(114,398,729)	(443,066,547)	(595,638,461)
Net increase (decrease) in net assets resulting from capital share transactions	(2,980,553)	63,622,669	(201,363,354)	(66,801,586)
Net increase (decrease) in net assets	250,848,446	272,182,795	282,142,703	(3,044,004)
NET ASSETS:
Beginning of year or period	1,159,186,684	887,003,889	1,667,348,976	1,670,392,980
End of year or period	$1,410,035,130	$1,159,186,684	$1,949,491,679	$1,667,348,976

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-20	10.64	0.28		0.62	0.90	0.26	—	—
12-31-19	10.33	0.27	•	0.48	0.75	0.44	—	—
12-31-18	10.94	0.29	•	(0.55)	(0.26)	0.35	—	—
12-31-17	10.24	0.26	•	0.66	0.92	0.22	—	—
12-31-16	9.81	0.24	•	0.33	0.57	0.06	—	0.08
Class I
12-31-20	10.83	0.33	•	0.64	0.97	0.31	—	—
12-31-19	10.51	0.33	•	0.49	0.82	0.50	—	—
12-31-18	11.14	0.35	•	(0.57)	(0.22)	0.41	—	—
12-31-17	10.42	0.32	•	0.68	1.00	0.28	—	—
12-31-16	9.97	0.30	•	0.33	0.63	0.10	—	0.08
Class S
12-31-20	10.82	0.31		0.63	0.94	0.29	—	—
12-31-19	10.50	0.31	•	0.48	0.79	0.47	—	—
12-31-18	11.12	0.32	•	(0.56)	(0.24)	0.38	—	—
12-31-17	10.41	0.30	•	0.66	0.96	0.25	—	—
12-31-16	9.97	0.27		0.33	0.60	0.08	—	0.08
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-20	11.36	0.19		(0.49)	(0.30)	0.32	1.31	—
12-31-19	10.88	0.27	•	1.38	1.65	0.19	0.98	—
12-31-18	13.06	0.16	•	(2.13)	(1.97)	0.21	—	—
12-31-17	10.90	0.19		2.16	2.35	0.19	—	—
12-31-16	11.08	0.20	•	(0.07)	0.13	0.31	—	—
Class I
12-31-20	11.49	0.25		(0.51)	(0.26)	0.38	1.31	—
12-31-19	11.00	0.33	•	1.40	1.73	0.26	0.98	—
12-31-18	13.21	0.23	•	(2.17)	(1.94)	0.27	—	—
12-31-17	11.01	0.25	•	2.20	2.45	0.25	—	—
12-31-16	11.20	0.25	•	(0.06)	0.19	0.38	—	—
Class S
12-31-20	11.41	0.22		(0.50)	(0.28)	0.35	1.31	—
12-31-19	10.93	0.30	•	1.38	1.68	0.22	0.98	—
12-31-18	13.12	0.19	•	(2.15)	(1.96)	0.23	—	—
12-31-17	10.94	0.22	•	2.18	2.40	0.22	—	—
12-31-16	11.12	0.22	•	(0.05)	0.17	0.35	—	—
Class S2
12-31-20	11.52	0.18	•	(0.48)	(0.30)	0.35	1.31	—
12-31-19	10.99	0.27	•	1.41	1.68	0.17	0.98	—
12-31-18	13.05	0.18	•	(2.16)	(1.98)	0.08	—	—
12-31-17	10.86	0.19	•	2.18	2.37	0.18	—	—
12-31-16	11.06	0.22		(0.08)	0.14	0.34	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-20	11.12	0.11		0.22	0.33	0.12	0.06	—
12-31-19	9.64	0.11		2.66	2.77	0.12	1.17	—
12-31-18	12.66	0.09		(1.67)	(1.58)	0.10	1.34	—
12-31-17	12.03	0.11		1.16	1.27	0.12	0.52	—
12-31-16	10.80	0.08		2.34	2.42	0.14	1.05	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-20	0.26	—	11.28	8.58	1.28	1.17	1.17	2.50	21,097	150
12-31-19	0.44	—	10.64	7.36	1.16	1.16	1.16	2.58	21,661	228
12-31-18	0.35	—	10.33	(2.40)	1.17	1.15	1.15	2.71	22,161	119
12-31-17	0.22	—	10.94	9.05	1.17	1.10	1.10	2.48	24,922	127
12-31-16	0.14	—	10.24	5.82	1.16	1.10	1.10	2.27	24,365	214
Class I
12-31-20	0.31	—	11.49	9.20	0.78	0.67	0.67	3.00	125,244	150
12-31-19	0.50	—	10.83	7.90	0.66	0.66	0.66	3.08	146,354	228
12-31-18	0.41	—	10.51	(2.01)	0.67	0.65	0.65	3.21	146,473	119
12-31-17	0.28	—	11.14	9.67	0.67	0.60	0.60	2.98	161,715	127
12-31-16	0.18	—	10.42	6.30	0.66	0.60	0.60	2.78	163,397	214
Class S
12-31-20	0.29	—	11.47	8.85	1.03	0.92	0.92	2.75	33,183	150
12-31-19	0.47	—	10.82	7.64	0.91	0.91	0.91	2.83	33,323	228
12-31-18	0.38	—	10.50	(2.17)	0.92	0.90	0.90	2.97	35,849	119
12-31-17	0.25	—	11.12	9.31	0.92	0.85	0.85	2.73	41,785	127
12-31-16	0.16	—	10.41	6.03	0.91	0.85	0.85	2.53	40,635	214
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-20	1.63	—	9.43	(1.17)	1.24	1.24	1.24	1.86	26,702	74
12-31-19	1.17	—	11.36	16.13	1.30	1.26	1.25	2.36	29,900	143
12-31-18	0.21	—	10.88	(15.32)	1.47	1.40	1.40	1.26	30,149	16
12-31-17	0.19	—	13.06	21.66 (a)	1.46	1.40	1.40	1.50	37,898	14
12-31-16	0.31	—	10.90	1.33	1.46	1.41	1.41	1.84	31,937	15
Class I
12-31-20	1.69	—	9.54	(0.71)	0.74	0.74	0.74	2.37	122,082	74
12-31-19	1.24	—	11.49	16.75	0.80	0.76	0.75	2.86	139,862	143
12-31-18	0.27	—	11.00	(14.95)	0.97	0.90	0.90	1.77	135,229	16
12-31-17	0.25	—	13.21	22.35 (a)	0.96	0.90	0.90	2.00	183,905	14
12-31-16	0.38	—	11.01	1.85	0.96	0.91	0.91	2.33	170,231	15
Class S
12-31-20	1.66	—	9.47	(0.94)	0.99	0.99	0.99	2.12	268,402	74
12-31-19	1.20	—	11.41	16.40	1.05	1.01	1.00	2.61	308,132	143
12-31-18	0.23	—	10.93	(15.15)	1.22	1.15	1.15	1.52	309,059	16
12-31-17	0.22	—	13.12	22.00 (a)	1.21	1.15	1.15	1.76	404,801	14
12-31-16	0.35	—	10.94	1.63	1.21	1.16	1.16	2.09	423,390	15
Class S2
12-31-20	1.66	—	9.56	(1.15)	1.14	1.14	1.14	1.92	334	74
12-31-19	1.15	—	11.52	16.28	1.20	1.16	1.15	2.39	389	143
12-31-18	0.08	—	10.99	(15.26)	1.37	1.30	1.30	1.41	397	16
12-31-17	0.18	—	13.05	21.90 (a)	1.36	1.30	1.30	1.57	999	14
12-31-16	0.34	—	10.86	1.39	1.39	1.31	1.31	1.94	2,321	15
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-20	0.18	—	11.27	3.35	1.86	1.35	1.35	0.92	96,609	70
12-31-19	1.29	—	11.12	30.17	1.66	1.34	1.34	0.99	108,460	52
12-31-18	1.44	—	9.64	(14.49)	1.65	1.36	1.36	0.77	91,283	76
12-31-17	0.64	—	12.66	10.90	1.65	1.36	1.36	0.95	115,235	57
12-31-16	1.19	—	12.03	23.69	1.65	1.36	1.36	0.78	101,948	68
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-20	11.99	0.16		0.25	0.41	0.18	0.06	—
12-31-19	10.30	0.17		2.87	3.04	0.18	1.17	—
12-31-18	13.44	0.17	•	(1.81)	(1.64)	0.16	1.34	—
12-31-17	12.72	0.19	•	1.22	1.41	0.17	0.52	—
12-31-16	11.35	0.15	•	2.47	2.62	0.20	1.05	—
Class S
12-31-20	11.79	0.13		0.24	0.37	0.15	0.06	—
12-31-19	10.14	0.15		2.81	2.96	0.14	1.17	—
12-31-18	13.25	0.13	•	(1.77)	(1.64)	0.13	1.34	—
12-31-17	12.56	0.16		1.19	1.35	0.14	0.52	—
12-31-16	11.22	0.11		2.44	2.55	0.16	1.05	—
Class S2
12-31-20	11.12	0.10	•	0.23	0.33	0.13	0.06	—
12-31-19	9.62	0.12	•	2.67	2.79	0.12	1.17	—
12-31-18	12.64	0.10	•	(1.67)	(1.57)	0.11	1.34	—
12-31-17	12.01	0.12	•	1.15	1.27	0.12	0.52	—
12-31-16	10.78	0.09		2.35	2.44	0.16	1.05	—
VY® Baron Growth Portfolio
Class ADV
12-31-20	19.55	(0.17)		6.60	6.43	—	—	—
12-31-19	24.63	(0.07)		9.03	8.96	—	13.89	0.15
12-31-18	27.88	(0.09)		0.00 *	(0.09)	—	3.16	—
12-31-17	24.82	(0.10	)•	6.72	6.62	0.16	3.40	—
12-31-16	26.58	(0.11)		1.50	1.39	—	3.15	—
Class I
12-31-20	23.58	(0.08)		7.99	7.91	—	—	—
12-31-19	27.41	0.01		10.20	10.21	—	13.89	0.15
12-31-18	30.58	0.05		(0.06)	(0.01)	—	3.16	—
12-31-17	26.92	0.03	•	7.34	7.37	0.31	3.40	—
12-31-16	28.45	0.04		1.58	1.62	—	3.15	—
Class R6
12-31-20	23.60	(0.07)		7.99	7.92	—	—	—
12-31-19	27.43	0.04		10.17	10.21	—	13.89	0.15
12-31-18	30.59	0.06		(0.06)	0.00 *	—	3.16	—
12-31-17	26.93	0.13	•	7.24	7.37	0.31	3.40	—
05-03-16(5)-12-31-16	28.86	0.23	•	0.99	1.22	—	3.15	—
Class S
12-31-20	21.65	(0.13)		7.33	7.20	—	—	—
12-31-19	26.10	(0.03	)•	9.62	9.59	—	13.89	0.15
12-31-18	29.31	(0.02)		(0.03)	(0.05)	—	3.16	—
12-31-17	25.93	(0.04	)•	7.05	7.01	0.23	3.40	—
12-31-16	27.57	(0.05)		1.56	1.51	—	3.15	—
Class S2
12-31-20	19.91	(0.15)		6.72	6.57	—	—	—
12-31-19	24.87	(0.45	)•	9.53	9.08	—	13.89	0.15
12-31-18	28.10	(0.08)		0.01	(0.07)	—	3.16	—
12-31-17	24.92	(0.09	)•	6.78	6.69	0.11	3.40	—
12-31-16	26.65	(0.10	)•	1.52	1.42	—	3.15	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-20	0.24	—	12.16	3.84	1.36	0.85	0.85	1.42	161,201	70
12-31-19	1.35	—	11.99	30.96	1.16	0.84	0.84	1.49	175,917	52
12-31-18	1.50	—	10.30	(14.15)	1.15	0.86	0.86	1.30	142,379	76
12-31-17	0.69	—	13.44	11.44	1.15	0.86	0.86	1.44	151,054	57
12-31-16	1.25	—	12.72	24.38	1.15	0.86	0.86	1.28	156,657	68
Class S
12-31-20	0.21	—	11.95	3.52	1.61	1.10	1.10	1.17	85,902	70
12-31-19	1.31	—	11.79	30.67	1.41	1.09	1.09	1.24	93,230	52
12-31-18	1.47	—	10.14	(14.34)	1.40	1.11	1.11	1.02	79,986	76
12-31-17	0.66	—	13.25	11.12	1.40	1.11	1.11	1.20	106,501	57
12-31-16	1.21	—	12.56	24.06	1.40	1.11	1.11	1.03	99,089	68
Class S2
12-31-20	0.19	—	11.26	3.40	1.76	1.25	1.25	1.02	3,328	70
12-31-19	1.29	—	11.12	30.42	1.56	1.24	1.24	1.07	3,271	52
12-31-18	1.45	—	9.62	(14.48)	1.55	1.26	1.26	0.84	2,891	76
12-31-17	0.64	—	12.64	10.96	1.55	1.26	1.26	1.01	4,627	57
12-31-16	1.21	—	12.01	23.92	1.58	1.26	1.26	0.90	4,881	68
VY® Baron Growth Portfolio
Class ADV
12-31-20	—	—	25.98	32.89	1.64	1.49	1.49	(0.80)	122,298	1
12-31-19	14.04	—	19.55	38.24	1.49	1.49	1.49	(0.40)	105,271	23
12-31-18	3.16	—	24.63	(2.15)	1.49	1.49	1.49	(0.32)	82,126	4
12-31-17	3.56	—	27.88	27.86	1.49	1.49	1.49	(0.38)	88,499	3
12-31-16	3.15	—	24.82	5.06	1.48	1.48	1.48	(0.41)	77,655	4
Class I
12-31-20	—	—	31.49	33.55	1.14	0.99	0.99	(0.30)	164,347	1
12-31-19	14.04	—	23.58	38.97	0.99	0.99	0.99	0.04	147,370	23
12-31-18	3.16	—	27.41	(1.68)	0.99	0.99	0.99	0.17	118,743	4
12-31-17	3.71	—	30.58	28.52	0.99	0.99	0.99	0.11	145,389	3
12-31-16	3.15	—	26.92	5.57	0.98	0.98	0.98	0.12	150,672	4
Class R6
12-31-20	—	—	31.52	33.56	0.99	0.99	0.99	(0.30)	44,926	1
12-31-19	14.04	—	23.60	38.94	0.99	0.99	0.99	0.20	33,764	23
12-31-18	3.16	—	27.43	(1.64)	0.99	0.99	0.99	0.23	15,007	4
12-31-17	3.71	—	30.59	28.51	0.99	0.99	0.99	0.43	11,442	3
05-03-16(5)-12-31-16	3.15	—	26.93	4.10	0.98	0.98	0.98	1.39	879	4
Class S
12-31-20	—	—	28.85	33.26	1.39	1.24	1.24	(0.55)	261,358	1
12-31-19	14.04	—	21.65	38.52	1.24	1.24	1.24	(0.10)	228,141	23
12-31-18	3.16	—	26.10	(1.89)	1.24	1.24	1.24	(0.08)	451,687	4
12-31-17	3.63	—	29.31	28.20	1.24	1.24	1.24	(0.13)	512,397	3
12-31-16	3.15	—	25.93	5.33	1.23	1.23	1.23	(0.17)	478,020	4
Class S2
12-31-20	—	—	26.48	33.00	1.54	1.39	1.39	(0.69)	2,963	1
12-31-19	14.04	—	19.91	38.37	1.39	1.39	1.39	(1.58)	2,373	23
12-31-18	3.16	—	24.87	(2.05)	1.39	1.39	1.39	(0.25)	1,625	4
12-31-17	3.51	—	28.10	28.02	1.39	1.39	1.39	(0.32)	1,835	3
12-31-16	3.15	—	24.92	5.17	1.42	1.38	1.38	(0.38)	2,609	4

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-20	16.38	0.06		3.33	3.39	—	0.54	—
12-31-19	18.94	0.13	•	5.51	5.64	0.29	7.91	—
12-31-18	23.40	0.14	•	(1.97)	(1.83)	0.15	2.48	—
12-31-17	20.66	0.13		4.17	4.30	0.20	1.36	—
12-31-16	21.73	0.15	•	1.55	1.70	0.74	2.03	—
Class I
12-31-20	17.67	0.15	•	3.61	3.76	0.01	0.54	—
12-31-19	20.01	0.25	•	5.84	6.09	0.52	7.91	—
12-31-18	24.58	0.26	•	(2.07)	(1.81)	0.28	2.48	—
12-31-17	21.61	0.25	•	4.37	4.62	0.29	1.36	—
12-31-16	22.59	0.27	•	1.62	1.89	0.84	2.03	—
Class S
12-31-20	17.18	0.11		3.49	3.60	—	0.54	—
12-31-19	19.56	0.20	•	5.73	5.93	0.40	7.91	—
12-31-18	24.08	0.20	•	(2.03)	(1.83)	0.21	2.48	—
12-31-17	21.21	0.19	•	4.27	4.46	0.23	1.36	—
12-31-16	22.21	0.21	•	1.59	1.80	0.77	2.03	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-20	15.06	0.03		1.17	1.20	0.05	0.56	—
12-31-19	14.42	0.05		2.67	2.72	0.01	2.07	—
12-31-18	19.57	0.00	*	(3.06)	(3.06)	0.00 *	2.09	—
12-31-17	18.50	0.00	*•	1.89	1.89	0.03	0.79	—
12-31-16	15.67	0.01		3.55	3.56	0.01	0.72	—
Class I
12-31-20	15.65	0.10		1.22	1.32	0.14	0.56	—
12-31-19	14.94	0.13		2.76	2.89	0.11	2.07	—
12-31-18	20.20	0.10	•	(3.16)	(3.06)	0.11	2.09	—
12-31-17	19.05	0.10	•	1.95	2.05	0.11	0.79	—
12-31-16	16.12	0.10		3.64	3.74	0.09	0.72	—
Class R6
12-31-20	15.66	0.10		1.23	1.33	0.14	0.56	—
12-31-19	14.94	0.12		2.78	2.90	0.11	2.07	—
12-31-18	20.21	0.09		(3.16)	(3.07)	0.11	2.09	—
12-31-17	19.06	0.13	•	1.92	2.05	0.11	0.79	—
05-03-16(5)-12-31-16	16.28	0.19	•	3.40	3.59	0.09	0.72	—
Class S
12-31-20	15.58	0.07		1.20	1.27	0.09	0.56	—
12-31-19	14.86	0.09		2.76	2.85	0.06	2.07	—
12-31-18	20.10	0.05		(3.15)	(3.10)	0.05	2.09	—
12-31-17	18.96	0.05	•	1.94	1.99	0.06	0.79	—
12-31-16	16.04	0.06		3.63	3.69	0.05	0.72	—
Class S2
12-31-20	15.02	0.05		1.18	1.23	0.04	0.56	—
12-31-19	14.40	0.05	•	2.67	2.72	0.03	2.07	—
12-31-18	19.52	0.02		(3.05)	(3.03)	—	2.09	—
12-31-17	18.44	0.01	•	1.90	1.91	0.04	0.79	—
12-31-16	15.62	0.03		3.54	3.57	0.03	0.72	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-20	0.54	—	19.23	21.22	1.54	1.23	1.22	0.36	26,173	91
12-31-19	8.20	—	16.38	32.41	1.46	1.23	1.23	0.64	23,961	45
12-31-18	2.63	—	18.94	(9.23)	1.44	1.22	1.21	0.61	21,088	64
12-31-17	1.56	—	23.40	21.32	1.44	1.21	1.20	0.58	29,515	45
12-31-16	2.77	—	20.66	8.12	1.44	1.20	1.19	0.71	25,432	53
Class I
12-31-20	0.55	—	20.88	21.79	1.04	0.73	0.72	0.80	129,553	91
12-31-19	8.43	—	17.67	33.05	0.96	0.73	0.73	1.14	8,548	45
12-31-18	2.76	—	20.01	(8.77)	0.94	0.72	0.71	1.11	7,982	64
12-31-17	1.65	—	24.58	21.96	0.94	0.71	0.70	1.08	10,099	45
12-31-16	2.87	—	21.61	8.64	0.94	0.70	0.69	1.21	10,629	53
Class S
12-31-20	0.54	—	20.24	21.45	1.29	0.98	0.97	0.61	20,139	91
12-31-19	8.31	—	17.18	33.06	1.19	0.96	0.96	0.92	18,274	45
12-31-18	2.69	—	19.56	(8.99)	1.19	0.97	0.96	0.86	222,203	64
12-31-17	1.59	—	24.08	21.58	1.19	0.96	0.95	0.83	285,025	45
12-31-16	2.80	—	21.21	8.41	1.19	0.95	0.94	0.96	289,864	53
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-20	0.61	—	15.65	9.28	1.51	1.42	1.41	0.18	24,162	47
12-31-19	2.08	—	15.06	19.88	1.41	1.38	1.37	0.27	25,615	25
12-31-18	2.09	—	14.42	(17.96)	1.40	1.37	1.36	0.02	27,725	41
12-31-17	0.82	—	19.57	10.65	1.40	1.37	1.36	0.01	37,004	44
12-31-16	0.73	—	18.50	23.41	1.39	1.36	1.34	0.10	36,304	61
Class I
12-31-20	0.70	—	16.27	9.89	1.01	0.92	0.91	0.68	34,277	47
12-31-19	2.18	—	15.65	20.42	0.91	0.88	0.87	0.79	36,201	25
12-31-18	2.20	—	14.94	(17.53)	0.90	0.87	0.86	0.53	33,887	41
12-31-17	0.90	—	20.20	11.21	0.90	0.87	0.86	0.50	43,897	44
12-31-16	0.81	—	19.05	24.00	0.89	0.86	0.84	0.59	49,625	61
Class R6
12-31-20	0.70	—	16.29	9.94	0.91	0.88	0.87	0.71	6,983	47
12-31-19	2.18	—	15.66	20.48	0.91	0.88	0.87	0.81	6,701	25
12-31-18	2.20	—	14.94	(17.57)	0.90	0.87	0.86	0.56	5,349	41
12-31-17	0.90	—	20.21	11.20	0.90	0.87	0.86	0.69	4,389	44
05-03-16(5)-12-31-16	0.81	—	19.06	22.85	0.89	0.86	0.84	1.57	402	61
Class S
12-31-20	0.65	—	16.20	9.54	1.26	1.17	1.16	0.42	82,438	47
12-31-19	2.13	—	15.58	20.21	1.16	1.13	1.12	0.53	89,702	25
12-31-18	2.14	—	14.86	(17.76)	1.15	1.12	1.11	0.26	89,274	41
12-31-17	0.85	—	20.10	10.92	1.15	1.12	1.11	0.25	124,984	44
12-31-16	0.77	—	18.96	23.70	1.14	1.11	1.09	0.33	145,816	61
Class S2
12-31-20	0.60	—	15.65	9.45	1.41	1.32	1.31	0.27	1,446	47
12-31-19	2.10	—	15.02	19.95	1.31	1.28	1.27	0.34	1,671	25
12-31-18	2.09	—	14.40	(17.87)	1.30	1.27	1.26	0.11	2,431	41
12-31-17	0.83	—	19.52	10.77	1.30	1.27	1.26	0.06	3,431	44
12-31-16	0.75	—	18.44	23.57	1.32	1.26	1.24	0.18	5,849	61

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Comstock Portfolio
Class ADV
12-31-20	17.01	0.25		(0.46)	(0.21)	0.30	0.45	—
12-31-19	17.39	0.30	•	3.74	4.04	0.41	4.01	—
12-31-18	20.14	0.24	•	(2.77)	(2.53)	0.22	—	—
12-31-17	17.33	0.19		2.80	2.99	0.18	—	—
12-31-16	15.07	0.28		2.35	2.63	0.37	—	—
Class I
12-31-20	17.19	0.32	•	(0.46)	(0.14)	0.40	0.45	—
12-31-19	17.52	0.40	•	3.78	4.18	0.50	4.01	—
12-31-18	20.32	0.33		(2.80)	(2.47)	0.33	—	—
12-31-17	17.47	0.28	•	2.85	3.13	0.28	—	—
12-31-16	15.18	0.34	•	2.41	2.75	0.46	—	—
Class S
12-31-20	17.18	0.31		(0.48)	(0.17)	0.33	0.45	—
12-31-19	17.51	0.36	•	3.77	4.13	0.45	4.01	—
12-31-18	20.30	0.29	•	(2.81)	(2.52)	0.27	—	—
12-31-17	17.45	0.23	•	2.85	3.08	0.23	—	—
12-31-16	15.17	0.30	•	2.39	2.69	0.41	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-20	43.36	0.58		3.25	3.83	0.59	1.84	—
12-31-19	38.95	0.62	•	6.82	7.44	0.68	2.35	—
12-31-18	46.81	0.64	•	(4.95)	(4.31)	0.66	2.89	—
12-31-17	44.06	0.65		3.84	4.49	0.61	1.13	—
12-31-16	40.80	0.53		5.28	5.81	0.68	1.87	—
Class I
12-31-20	44.08	0.80		3.34	4.14	0.80	1.84	—
12-31-19	39.54	0.85	•	6.94	7.79	0.90	2.35	—
12-31-18	47.51	0.88	•	(5.06)	(4.18)	0.90	2.89	—
12-31-17	44.86	0.89	•	3.93	4.82	1.04	1.13	—
12-31-16	41.47	0.74	•	5.41	6.15	0.89	1.87	—
Class S
12-31-20	43.79	0.70		3.28	3.98	0.69	1.84	—
12-31-19	39.30	0.74	•	6.88	7.62	0.78	2.35	—
12-31-18	47.22	0.76	•	(5.01)	(4.25)	0.78	2.89	—
12-31-17	44.48	0.77	•	3.89	4.66	0.79	1.13	—
12-31-16	41.14	0.62	•	5.37	5.99	0.78	1.87	—
Class S2
12-31-20	43.13	0.63		3.23	3.86	0.63	1.84	—
12-31-19	38.75	0.67	•	6.78	7.45	0.72	2.35	—
12-31-18	46.59	0.69	•	(4.93)	(4.24)	0.71	2.89	—
12-31-17	43.85	0.70	•	3.83	4.53	0.66	1.13	—
12-31-16	40.60	0.56	•	5.28	5.84	0.72	1.87	—
VY® Invesco Oppenheimer Global Portfolio
Class ADV
12-31-20	18.41	(0.10	)•	4.91	4.81	0.13	0.71	—
12-31-19	17.06	0.04		4.89	4.93	—	3.58	—
12-31-18	21.42	0.04		(2.66)	(2.62)	0.25	1.49	—
12-31-17	15.90	0.04		5.64	5.68	0.13	0.03	—
12-31-16	17.30	0.09	•	(0.17)	(0.08)	0.12	1.20	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Comstock Portfolio
Class ADV
12-31-20	0.75	—	16.05	(0.74)	1.33	1.27	1.27	1.71	28,434	64
12-31-19	4.42	—	17.01	24.86	1.25	1.23	1.23	1.60	31,202	25
12-31-18	0.22	—	17.39	(12.56)	1.25	1.23	1.23	1.16	28,006	29
12-31-17	0.18	—	20.14	17.31	1.25	1.23	1.23	1.00	36,178	14
12-31-16	0.37	—	17.33	17.51	1.25	1.23	1.23	1.66	34,490	18
Class I
12-31-20	0.85	—	16.20	(0.22)	0.83	0.77	0.77	2.25	114,569	64
12-31-19	4.51	—	17.19	25.51	0.75	0.73	0.73	2.09	203,510	25
12-31-18	0.33	—	17.52	(12.16)	0.75	0.73	0.73	1.72	219,086	29
12-31-17	0.28	—	20.32	17.95	0.75	0.73	0.73	1.50	188,040	14
12-31-16	0.46	—	17.47	18.13	0.75	0.73	0.73	2.16	194,504	18
Class S
12-31-20	0.78	—	16.23	(0.47)	1.08	1.02	1.02	1.97	63,320	64
12-31-19	4.46	—	17.18	25.24	1.00	0.98	0.98	1.88	73,675	25
12-31-18	0.27	—	17.51	(12.39)	1.00	0.98	0.98	1.41	215,609	29
12-31-17	0.23	—	20.30	17.68	1.00	0.98	0.98	1.25	274,498	14
12-31-16	0.41	—	17.45	17.79	1.00	0.98	0.98	1.91	291,208	18
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-20	2.43	—	44.76	9.62	1.21	1.14	1.14	1.34	42,053	90
12-31-19	3.03	—	43.36	19.50	1.17	1.14	1.14	1.47	44,825	143
12-31-18	3.55	—	38.95	(9.90)	1.17	1.14	1.14	1.40	43,200	161
12-31-17	1.74	—	46.81	10.32	1.17	1.14	1.14	1.43	54,583	134
12-31-16	2.55	—	44.06	14.69	1.17	1.14	1.14	1.24	49,628	134
Class I
12-31-20	2.64	—	45.58	10.18	0.71	0.64	0.64	1.84	467,994	90
12-31-19	3.25	—	44.08	20.10	0.67	0.64	0.64	1.97	484,839	143
12-31-18	3.79	—	39.54	(9.46)	0.67	0.64	0.64	1.90	468,289	161
12-31-17	2.17	—	47.51	10.90	0.67	0.64	0.64	1.92	594,834	134
12-31-16	2.76	—	44.86	15.28	0.67	0.64	0.64	1.74	594,456	134
Class S
12-31-20	2.53	—	45.24	9.88	0.96	0.89	0.89	1.59	436,888	90
12-31-19	3.13	—	43.79	19.80	0.92	0.89	0.89	1.72	473,465	143
12-31-18	3.67	—	39.30	(9.67)	0.92	0.89	0.89	1.65	463,989	161
12-31-17	1.92	—	47.22	10.62	0.92	0.89	0.89	1.67	606,503	134
12-31-16	2.65	—	44.48	15.00	0.92	0.89	0.89	1.49	682,465	134
Class S2
12-31-20	2.47	—	44.52	9.76	1.11	1.02	1.02	1.46	308,786	90
12-31-19	3.07	—	43.13	19.63	1.07	1.02	1.02	1.59	328,815	143
12-31-18	3.60	—	38.75	(9.79)	1.07	1.02	1.02	1.52	321,618	161
12-31-17	1.79	—	46.59	10.48	1.07	1.02	1.02	1.54	420,527	134
12-31-16	2.59	—	43.85	14.84	1.10	1.02	1.02	1.36	446,998	134
VY® Invesco Oppenheimer Global Portfolio
Class ADV
12-31-20	0.84	—	22.38	27.19	1.35	1.30	1.30	(0.53)	131,946	8
12-31-19	3.58	—	18.41	31.10	1.25	1.25	1.25	0.26	123,467	8
12-31-18	1.74	—	17.06	(13.62)	1.25	1.25	1.25	0.22	101,759	17
12-31-17	0.16	—	21.42	35.82	1.25	1.25	1.25	0.17	120,344	9
12-31-16	1.32	—	15.90	(0.29)	1.25	1.25	1.25	0.58	90,660	6
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Oppenheimer Global Portfolio (continued)
Class I
12-31-20	19.46	(0.01	)•	5.20	5.19	0.23	0.71	—
12-31-19	17.86	0.15		5.13	5.28	0.10	3.58	—
12-31-18	22.33	0.16	•	(2.80)	(2.64)	0.34	1.49	—
12-31-17	16.56	0.15		5.87	6.02	0.22	0.03	—
12-31-16	17.97	0.20		(0.20)	0.00 *	0.21	1.20	—
Class S
12-31-20	18.56	(0.05	)•	4.94	4.89	0.18	0.71	—
12-31-19	17.17	0.10		4.91	5.01	0.04	3.58	—
12-31-18	21.53	0.10	•	(2.68)	(2.58)	0.29	1.49	—
12-31-17	15.98	0.08		5.67	5.75	0.17	0.03	—
12-31-16	17.38	0.13	•	(0.17)	(0.04)	0.16	1.20	—
Class S2
12-31-20	17.89	(0.07	)•	4.77	4.70	0.13	0.71	—
12-31-19	16.67	0.06		4.77	4.83	0.03	3.58	—
12-31-18	20.97	0.06	•	(2.60)	(2.54)	0.27	1.49	—
12-31-17	15.58	0.05		5.53	5.58	0.16	0.03	—
12-31-16	16.97	0.10	•	(0.17)	(0.07)	0.12	1.20	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-20	17.15	0.09		(0.33)	(0.24)	0.11	1.29	—
12-31-19	15.74	0.12		3.74	3.86	0.12	2.33	—
12-31-18	19.78	0.15		(2.35)	(2.20)	0.16	1.68	—
12-31-17	19.31	0.07		2.41	2.48	0.07	1.94	—
12-31-16	18.66	0.08		2.50	2.58	0.08	1.85	—
Class I
12-31-20	17.72	0.17		(0.33)	(0.16)	0.18	1.29	—
12-31-19	16.18	0.22		3.86	4.08	0.21	2.33	—
12-31-18	20.30	0.25	•	(2.43)	(2.18)	0.26	1.68	—
12-31-17	19.75	0.18	•	2.48	2.66	0.17	1.94	—
12-31-16	19.04	0.18		2.56	2.74	0.18	1.85	—
Class S
12-31-20	17.51	0.13		(0.33)	(0.20)	0.15	1.29	—
12-31-19	16.01	0.17		3.82	3.99	0.16	2.33	—
12-31-18	20.10	0.20	•	(2.40)	(2.20)	0.21	1.68	—
12-31-17	19.58	0.12	•	2.46	2.58	0.12	1.94	—
12-31-16	18.89	0.13		2.54	2.67	0.13	1.85	—
Class S2
12-31-20	17.10	0.11		(0.33)	(0.22)	0.12	1.29	—
12-31-19	15.69	0.14	•	3.73	3.87	0.13	2.33	—
12-31-18	19.72	0.16	•	(2.33)	(2.17)	0.18	1.68	—
12-31-17	19.25	0.09	•	2.41	2.50	0.09	1.94	—
12-31-16	18.60	0.10		2.50	2.60	0.10	1.85	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Oppenheimer Global Portfolio (continued)
Class I
12-31-20	0.94	—	23.71	27.78	0.85	0.80	0.80	(0.03)	1,332,750	8
12-31-19	3.68	—	19.46	31.80	0.75	0.75	0.75	0.76	1,225,197	8
12-31-18	1.83	—	17.86	(13.19)	0.75	0.75	0.75	0.72	1,061,448	17
12-31-17	0.25	—	22.33	36.49	0.75	0.75	0.75	0.68	1,384,452	9
12-31-16	1.41	—	16.56	0.22	0.75	0.75	0.75	1.07	1,091,478	6
Class S
12-31-20	0.89	—	22.56	27.43	1.10	1.05	1.05	(0.28)	188,985	8
12-31-19	3.62	—	18.56	31.44	1.00	1.00	1.00	0.52	181,045	8
12-31-18	1.78	—	17.17	(13.39)	1.00	1.00	1.00	0.49	167,520	17
12-31-17	0.20	—	21.53	36.13	1.00	1.00	1.00	0.41	238,436	9
12-31-16	1.36	—	15.98	(0.04)	1.00	1.00	1.00	0.82	174,417	6
Class S2
12-31-20	0.84	—	21.75	27.33	1.25	1.20	1.20	(0.42)	4,266	8
12-31-19	3.61	—	17.89	31.26	1.15	1.15	1.15	0.37	4,611	8
12-31-18	1.76	—	16.67	(13.56)	1.15	1.15	1.15	0.30	3,963	17
12-31-17	0.19	—	20.97	35.92	1.15	1.15	1.15	0.27	4,030	9
12-31-16	1.32	—	15.58	(0.20)	1.18	1.15	1.15	0.66	3,415	6
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-20	1.40	—	15.51	0.08	1.51	1.38	1.38	0.58	79,036	18
12-31-19	2.45	—	17.15	25.81	1.39	1.39	1.39	0.71	89,967	9
12-31-18	1.84	—	15.74	(12.37)	1.38	1.38	1.38	0.79	80,243	12
12-31-17	2.01	—	19.78	13.41	1.37	1.37	1.37	0.37	99,801	10
12-31-16	1.93	—	19.31	14.42	1.37	1.37	1.37	0.42	98,003	19
Class I
12-31-20	1.47	—	16.09	0.55	1.01	0.88	0.88	1.08	124,709	18
12-31-19	2.54	—	17.72	26.46	0.89	0.89	0.89	1.21	150,535	9
12-31-18	1.94	—	16.18	(11.96)	0.88	0.88	0.88	1.28	144,880	12
12-31-17	2.11	—	20.30	14.04	0.87	0.87	0.87	0.87	210,989	10
12-31-16	2.03	—	19.75	14.94	0.87	0.87	0.87	0.92	215,892	19
Class S
12-31-20	1.44	—	15.87	0.28	1.26	1.13	1.13	0.83	169,728	18
12-31-19	2.49	—	17.51	26.21	1.14	1.14	1.14	0.96	200,304	9
12-31-18	1.89	—	16.01	(12.19)	1.13	1.13	1.13	1.03	187,165	12
12-31-17	2.06	—	20.10	13.72	1.12	1.12	1.12	0.61	256,845	10
12-31-16	1.98	—	19.58	14.69	1.12	1.12	1.12	0.67	291,725	19
Class S2
12-31-20	1.41	—	15.47	0.18	1.41	1.28	1.28	0.69	1,340	18
12-31-19	2.46	—	17.10	25.96	1.29	1.29	1.29	0.81	1,782	9
12-31-18	1.86	—	15.69	(12.30)	1.28	1.28	1.28	0.86	2,116	12
12-31-17	2.03	—	19.72	13.52	1.27	1.27	1.27	0.45	3,382	10
12-31-16	1.95	—	19.25	14.56	1.30	1.27	1.27	0.52	3,810	19

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-20	11.00	(0.05)	3.27	3.22	0.01	1.05	—
12-31-19	9.08	(0.03)	3.26	3.23	0.03	1.28	—
12-31-18	10.50	(0.02)	(0.24)	(0.26)	—	1.16	—
12-31-17	9.19	(0.03)	2.17	2.14	0.03	0.80	—
12-31-16	9.83	(0.01)•	0.68	0.67	0.00 *	1.31	—
Class I
12-31-20	12.50	(0.01)	3.77	3.76	0.01	1.05	—
12-31-19	10.14	0.03	3.65	3.68	0.04	1.28	—
12-31-18	11.56	0.04	(0.28)	(0.24)	0.02	1.16	—
12-31-17	10.03	0.02	2.38	2.40	0.07	0.80	—
12-31-16	10.60	0.04	0.73	0.77	0.03	1.31	—
Class R6
12-31-20	12.51	(0.01)	3.78	3.77	0.01	1.05	—
12-31-19	10.14	0.02	3.67	3.69	0.04	1.28	—
12-31-18	11.56	0.03	(0.27)	(0.24)	0.02	1.16	—
12-31-17	10.03	0.02 •	2.38	2.40	0.07	0.80	—
05-03-16(5)-12-31-16	10.58	0.03 •	0.76	0.79	0.03	1.31	—
Class S
12-31-20	11.93	(0.03)	3.56	3.53	0.01	1.05	—
12-31-19	9.74	(0.00)*	3.50	3.50	0.03	1.28	—
12-31-18	11.15	0.02	(0.27)	(0.25)	—	1.16	—
12-31-17	9.71	(0.01)•	2.30	2.29	0.05	0.80	—
12-31-16	10.30	0.01 •	0.72	0.73	0.01	1.31	—
Class S2
12-31-20	11.08	(0.05)	3.31	3.26	0.01	1.05	—
12-31-19	9.13	(0.02)	3.28	3.26	0.03	1.28	—
12-31-18	10.54	(0.01)	(0.24)	(0.25)	—	1.16	—
12-31-17	9.22	(0.02)	2.18	2.16	0.04	0.80	—
12-31-16	9.85	(0.01)	0.69	0.68	—	1.31	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-20	71.90	(0.61)	25.93	25.32	—	3.46	—
12-31-19	70.96	(0.31)	20.51	20.20	—	19.26	—
12-31-18	86.22	(0.20)•	0.81	0.61	—	15.87	—
12-31-17	72.53	(0.23)	23.41	23.18	—	9.49	—
12-31-16	81.69	(0.25)	0.93	0.68	—	9.84	—
Class I
12-31-20	81.43	(0.24)	29.53	29.29	—	3.46	—
12-31-19	78.04	0.07	22.75	22.82	0.17	19.26	—
12-31-18	93.19	0.24	0.71	0.95	0.23	15.87	—
12-31-17	77.44	0.19	25.10	25.29	0.05	9.49	—
12-31-16	86.14	0.13	1.01	1.14	—	9.84	—
Class S
12-31-20	76.79	(0.42)•	27.77	27.35	—	3.46	—
12-31-19	74.54	(0.15)•	21.66	21.51	—	19.26	—
12-31-18	89.69	0.00 *	0.76	0.76	0.04	15.87	—
12-31-17	74.96	(0.03)	24.25	24.22	—	9.49	—
12-31-16	83.90	(0.08)	0.98	0.90	—	9.84	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-20	1.06	—	13.16	31.26	1.37	1.30	1.30	(0.49)	64,622	53
12-31-19	1.31	—	11.00	36.56	1.27	1.27	1.27	(0.28)	90,526	16
12-31-18	1.16	—	9.08	(3.77)	1.27	1.27	1.27	(0.14)	61,179	19
12-31-17	0.83	—	10.50	24.12	1.27	1.27	1.27	(0.32)	62,022	28
12-31-16	1.31	—	9.19	6.93	1.27	1.27	1.27	(0.15)	49,418	26
Class I
12-31-20	1.06	—	15.20	31.84	0.87	0.80	0.80	(0.07)	1,179,581	53
12-31-19	1.32	—	12.50	37.20	0.77	0.77	0.77	0.21	985,213	16
12-31-18	1.18	—	10.14	(3.23)	0.77	0.77	0.77	0.36	763,686	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	879,678	28
12-31-16	1.34	—	10.03	7.41	0.77	0.77	0.77	0.34	737,054	26
Class R6
12-31-20	1.06	—	15.22	31.90	0.77	0.77	0.77	(0.13)	109,585	53
12-31-19	1.32	—	12.51	37.31	0.77	0.77	0.77	0.24	30,761	16
12-31-18	1.18	—	10.14	(3.24)	0.77	0.77	0.77	0.38	15,642	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	9,313	28
05-03-16(5)-12-31-16	1.34	—	10.03	7.62	0.77	0.77	0.77	0.53	1,084	26
Class S
12-31-20	1.06	—	14.40	31.42	1.12	1.05	1.05	(0.30)	49,415	53
12-31-19	1.31	—	11.93	36.88	1.02	1.02	1.02	(0.04)	47,101	16
12-31-18	1.16	—	9.74	(3.44)	1.02	1.02	1.02	0.11	42,403	19
12-31-17	0.85	—	11.15	24.46	1.02	1.02	1.02	(0.07)	55,222	28
12-31-16	1.32	—	9.71	7.19	1.02	1.02	1.02	0.12	56,578	26
Class S2
12-31-20	1.06	—	13.28	31.40	1.27	1.20	1.20	(0.46)	6,833	53
12-31-19	1.31	—	11.08	36.69	1.17	1.17	1.17	(0.18)	5,586	16
12-31-18	1.16	—	9.13	(3.65)	1.17	1.17	1.17	(0.03)	4,094	19
12-31-17	0.84	—	10.54	24.28	1.17	1.17	1.17	(0.21)	4,103	28
12-31-16	1.31	—	9.22	6.99	1.20	1.17	1.17	(0.06)	4,451	26
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-20	3.46	—	93.76	36.00	1.31	1.23	1.23	(0.75)	362,950	36
12-31-19	19.26	—	71.90	30.15	1.23	1.21	1.21	(0.43)	302,258	26
12-31-18	15.87	—	70.96	(1.57)	1.23	1.21	1.21	(0.24)	239,404	47
12-31-17	9.49	—	86.22	32.91	1.24	1.23	1.23	(0.29)	248,624	51
12-31-16	9.84	—	72.53	1.01	1.24	1.23	1.23	(0.34)	192,546	40
Class I
12-31-20	3.46	—	107.26	36.68	0.81	0.73	0.73	(0.25)	1,506,472	36
12-31-19	19.43	—	81.43	30.83	0.73	0.71	0.71	0.07	1,290,657	26
12-31-18	16.10	—	78.04	(1.09)	0.73	0.71	0.71	0.27	1,092,998	47
12-31-17	9.54	—	93.19	33.58	0.74	0.73	0.73	0.21	1,101,965	51
12-31-16	9.84	—	77.44	1.51	0.74	0.73	0.73	0.16	989,826	40
Class S
12-31-20	3.46	—	100.68	36.36	1.06	0.98	0.98	(0.50)	74,335	36
12-31-19	19.26	—	76.79	30.47	0.98	0.96	0.96	(0.18)	65,359	26
12-31-18	15.91	—	74.54	(1.33)	0.98	0.96	0.96	0.01	329,427	47
12-31-17	9.49	—	89.69	33.25	0.99	0.98	0.98	(0.04)	379,473	51
12-31-16	9.84	—	74.96	1.26	0.99	0.98	0.98	(0.10)	336,810	40

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-20	73.47	(0.51	)•	26.49	25.98	—	3.46	—
12-31-19	72.10	(0.27	)•	20.90	20.63	—	19.26	—
12-31-18	87.30	(0.12	)•	0.79	0.67	—	15.87	—
12-31-17	73.27	(0.16	)•	23.68	23.52	—	9.49	—
12-31-16	82.35	(0.17	)•	0.93	0.76	—	9.84	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-20	3.46	—	95.99	36.13	1.21	1.13	1.13	(0.64)	5,735	36
12-31-19	19.26	—	73.47	30.27	1.13	1.11	1.11	(0.33)	9,074	26
12-31-18	15.87	—	72.10	(1.47)	1.13	1.11	1.11	(0.14)	8,564	47
12-31-17	9.49	—	87.30	33.06	1.14	1.13	1.13	(0.19)	9,014	51
12-31-16	9.84	—	73.27	1.10	1.17	1.13	1.13	(0.23)	8,597	40

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  Excluding amounts from foreign withholding tax claims received in the year ended December 31, 2017, total return for Voya International High Dividend Low Volatility Portfolio would have been 21.38%, 21.98%, 21.63%, and 21.53% for Classes ADV, I, S, and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The twelve series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"), Voya International High Dividend Low Volatility Portfolio ("International High Dividend Low Volatility"), VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® Invesco Oppenheimer Global Portfolio ("Invesco Oppenheimer Global"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth") and VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond and International High Dividend Low Volatility. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC")

market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included within the Summary Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Summary Portfolio of

Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV.

Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2020, the maximum amount of loss that Global Bond, International High Dividend Low Volatility, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $2,238,827, $10, $14,030 and $32,620, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts, purchased options and OTC total return swaps were they to be unwound as of December 31, 2020. To reduce the amount of potential loss to Global Bond, the Portfolio had received $930,000 in cash collateral for open OTC transactions at December 31, 2020. There was no cash collateral received by any other Portfolio at December 31, 2020.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2020, Global Bond, Invesco Comstock, Invesco Equity and Income and Invesco Oppenheimer Global had a liability position of $1,468,889, $103,277, $491,466 and $4,449, respectively, on open forward foreign currency contracts, OTC written options and OTC total return swaps with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2020, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2020, Global Bond had pledged $230,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2020.

As of December 31, 2020 American Century Small-Mid Cap Value had not entered into any Master Agreements.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2020, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond*	$152,544,451	$77,510,598
International High Dividend Low Volatility**	—	59,482
American Century Small-Mid Cap Value**	796,390	17,078,548
Invesco Comstock**	3,143,415	11,740,147
Invesco Equity and Income**	4,645,578	51,260,499
Invesco Oppenheimer Global**	—	1,599,586

*  For the year ended December 31, 2020, the Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.

**  For the year ended December 31, 2020, the Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for future contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2020, Global Bond had an average notional value of $54,462,481 and $26,334,218 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at December 31, 2020

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2020, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2020, Global Bond had written interest rate swaptions with an average notional value of $22,659,000 to generate income. There were no open written interest swaptions at December 31, 2020.

During the year ended December 31, 2020, Global Bond had purchased forward premium swaptions with an average notional value of $11,869,000 to manage duration and yield curve exposures. There were no open forward premium swaptions at December 31, 2020.

During the year ended December 31, 2020, Global Bond had purchased and written foreign currency options with an average notional value of $8,260,236 and $5,548,056, respectively, to gain exposure to foreign currencies and to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at December 31, 2020.

During the year ended December 31, 2020, Global Bond had purchased options on exchange-traded funds with an average notional value of $3,876,428 to gain exposure to certain market sectors. There were no open purchased options on exchange-traded funds at December 31, 2020.

During the year ended December 31, 2020, Global Bond had purchased and written credit default swaptions with an average notional value of $2,877,500 and $4,650,000, respectively, to gain exposure to certain credit markets and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased credit default swaptions at December 31, 2020. There were no open written credit default swaptions at December 31, 2020.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the

Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2020, Global Bond had purchased and sold credit protection with an average notional value of $8,459,078 and $3,305,610, respectively, on various credit default swap indices to hedge or to gain additional exposure to the credit risk associated with certain sectors of the markets. There were no open credit default swaps to buy or sell protection at year ended December 31, 2020.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2020, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $20,919,900.

For the year ended December 31, 2020, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $74,204,945.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2020.

At December 31, 2020, Global Bond had pledged $1,205,000 in cash collateral for open centrally cleared swaps.

Total Return Swap Contracts. Certain Portfolios may enter into total return swaps. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Portfolio's use of a total return swap exposes the Portfolio to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended December 31, 2020, Global Bond entered into receiver total return swaps on sovereign bonds with an average notional amount of $18,562,888. Please refer to the Portfolio of Investments for open total return swaps at December 31, 2020.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

For the year ended December 31, 2020, Global Bond had an average notional amount of $60,000 on foreign currency volatility swaps (receiver). There were no open volatility swaps at December 31, 2020.

P.  Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity- linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2020.

Q.  Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the occurrence of other specific events. The terms and conditions of these notes may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. Please refer to the Portfolio of Investments for structured notes held by Global Bond and Invesco Equity and Income at December 31, 2020.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Global Bond	$62,257,448	$60,186,787
International High Dividend Low Volatility	294,996,568	340,558,640
American Century Small-Mid Cap Value	219,915,912	258,043,787
Baron Growth	6,725,092	77,473,045
Columbia Contrarian Core	197,860,773	123,048,937
Columbia Small Cap Value II	57,601,617	75,278,102
Invesco Comstock	141,244,369	201,941,416
Invesco Equity and Income	380,558,954	457,800,735
Invesco Oppenheimer Global	108,822,834	312,761,290
JPMorgan Mid Cap Value	61,010,075	110,526,911
T. Rowe Price Diversified Mid Cap Growth	629,143,112	728,099,135
T. Rowe Price Growth Equity	626,821,723	885,407,394

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$228,584,700	$248,842,278
Invesco Equity and Income	641,386,016	737,912,111

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond(1)	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
International High Dividend Low Volatility	0.60% on all assets
American Century Small-Mid Cap Value(1)	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core(1)	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II(1)	0.85% on all assets
Invesco Comstock(1)	0.70% on all assets
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
Invesco Oppenheimer Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
T. Rowe Price Diversified Mid Cap Growth	0.74% on all assets
T. Rowe Price Growth Equity(1)	0.70% on all assets

(1)  The Investment Adviser is contractually obligated to waive 0.003%, 0.165%, 0.023%, 0.027%, 0.017%, 0.01% and 0.019% of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, Invesco Equity and Income, and T. Rowe Price Growth Equity, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
International High Dividend Low Volatility	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock, Invesco Equity and Income & Invesco Oppenheimer Global	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Invesco Comstock	5.62%
	Invesco Oppenheimer Global	6.71
	T. Rowe Price Diversified Mid Cap Growth	11.04
Security Life of Denver Insurance Company	Global Bond	7.93
	Columbia Small Cap Value II	6.19
	Invesco Comstock	5.24
Voya Institutional Trust Company	Global Bond	14.20
	International High Dividend Low Volatility	6.04
	American Century Small-Mid Cap Value	52.87
	Baron Growth	32.41
	Columbia Contrarian Core	15.38
	Columbia Small Cap Value II	18.18
	Invesco Comstock	14.07
	Invesco Oppenheimer Global	14.52
	JPMorgan Mid Cap Value	28.64
	T. Rowe Price Diversified Mid Cap Growth	13.86
	T. Rowe Price Growth Equity	30.52
Voya Retirement Insurance and Annuity Company	Global Bond	71.01
	International High Dividend Low Volatility	24.78
	American Century Small-Mid Cap Value	44.93
	Baron Growth	61.36
	Columbia Contrarian Core	14.33
	Columbia Small Cap Value II	26.11
	Invesco Comstock	34.80
	Invesco Equity and Income	35.75
	Invesco Oppenheimer Global	67.83
	JPMorgan Mid Cap Value	41.44
	T. Rowe Price Diversified Mid Cap Growth	64.77
	T. Rowe Price Growth Equity	58.77
Voya Solution 2035 Portfolio	Columbia Contrarian Core	18.78
Voya Solution 2045 Portfolio	Columbia Contrarian Core	19.53
	Invesco Comstock	6.09
Voya Solution 2055 Portfolio	Columbia Contrarian Core	6.46
Voya Solution Moderately Aggressive Portfolio	Columbia Contrarian Core	16.84
	Invesco Comstock	10.00

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Global Bond	$235,459
International High Dividend Low Volatility	288,791
American Century Small-Mid Cap Value	623,323
Baron Growth	684,186
Columbia Contrarian Core	115,425
Columbia Small Cap Value II	123,761
Invesco Comstock	131,162
Invesco Equity and Income	551,949
Invesco Oppenheimer Global	1,595,120
JPMorgan Mid Cap Value	410,876
T. Rowe Price Diversified Mid Cap Growth	1,122,541
T. Rowe Price Growth Equity	1,462,840

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.17%	0.67%	N/A	0.92%	N/A
International High Dividend Low Volatility	1.25%	0.75%	N/A	1.00%	1.15%
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth(1)	1.49%	0.99%	0.99%	1.24%	1.39%
Columbia Contrarian Core(2)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II(3)	1.45%	0.95%	0.95%	1.20%	1.35%
Invesco Comstock(4)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
Invesco Oppenheimer Global	1.30%	0.80%	N/A	1.05%	1.20%
JPMorgan Mid Cap Value(5)	1.38%	0.88%	N/A	1.13%	1.28%
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%

(1)  Prior to January 1, 2020, the expense limits were 1.55%, 1.05%, 1.05%, 1.30%, and 1.45% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively.

(2)  Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)  Prior to January 1, 2020, the expense limits were 1.65%, 1.15%, 1.15%, 1.40%, and 1.55% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively.

(4)  Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.29%, 0.79%, 0.79%, 1.04% and 1.19% for Class ADV, Class I, Class R6, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Prior to January 1, 2020, the Investment Adviser had agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits were 1.31%, 0.81%, 0.81%, 1.06% and 1.21% for Class ADV, Class I, Class R6, Class S and Class S2, respectively. Any fees waived or reimbursed were not eligible for recoupment. Modification of this obligation was approved by the Board.

(5)  Prior to January 1, 2020, the expense limits were 1.50%, 1.00%, 1.25%, and 1.40% for Class ADV, Class I, Class S, and Class S2, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2021	2022	2023	Total
Global Bond	$48,917	$—	$209,164	$258,081
American Century Small-Mid Cap Value	471,897	478,862	1,094,983	2,045,742
Baron Growth	—	—	2,722	2,722
Invesco Equity and Income	338,591	284,321	735,475	1,358,387
Invesco Oppenheimer Global	—	—	694,966	694,966
JPMorgan Mid Cap Value	—	—	448,778	448,778
T. Rowe Price Growth Equity	—	—	1,106,658	1,106,658

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2020, are as follows:

	December 31,
	2021	2022	2023	Total
Baron Growth
Class ADV	$—	$—	$149,830	$149,830
Class I	—	—	210,262	210,262
Class S	—	—	320,888	320,888
Class S2	—	—	3,574	3,574
Columbia Small Cap Value II
Class ADV	—	—	12,463	12,463
Class I	—	—	16,873	16,873
Class S	—	—	42,446	42,446
Class S2	—	—	746	746
T. Rowe Price Diversified Mid Cap Growth
Class ADV	—	—	41,013	41,013
Class I	—	—	709,134	709,134
Class S	—	—	29,018	29,018
Class S2	—	—	3,796	3,796
The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2020 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	6	$1,226,000	1.17%
International High Dividend Low Volatility	32	1,218,781	1.26
Baron Growth	84	1,474,452	1.37
Columbia Contrarian Core	1	1,964,000	1.29
Invesco Comstock	1	5,594,000	1.29
Invesco Oppenheimer Global	11	1,083,545	1.47
T. Rowe Price Diversified Mid Cap Growth	40	1,362,950	1.43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2020	151,522	—	46,784	(363,955)	(165,649)	1,614,012	—	499,001	(3,837,787)	(1,724,774)
12/31/2019	72,009	—	84,325	(266,977)	(110,643)	764,849	—	898,538	(2,833,241)	(1,169,854)
Class I
12/31/2020	1,071,924	—	379,018	(4,056,693)	(2,605,751)	11,625,495	—	4,117,554	(44,941,232)	(29,198,183)
12/31/2019	597,864	—	621,286	(1,647,146)	(427,996)	6,481,829	—	6,738,559	(17,777,051)	(4,556,663)
Class S
12/31/2020	437,512	—	78,922	(703,803)	(187,369)	4,719,597	—	856,131	(7,617,835)	(2,042,107)
12/31/2019	336,265	—	139,872	(811,640)	(335,503)	3,616,907	—	1,515,590	(8,765,197)	(3,632,700)
International High Dividend Low Volatility
Class ADV
12/31/2020	231,631	—	468,161	(499,287)	200,505	2,179,892	—	3,998,093	(4,695,750)	1,482,235
12/31/2019	101,081	—	283,594	(524,719)	(140,044)	1,152,683	—	2,960,724	(5,968,607)	(1,855,200)
Class I
12/31/2020	635,652	—	2,196,817	(2,209,074)	623,395	5,913,333	—	18,958,530	(20,893,043)	3,978,820
12/31/2019	409,616	—	1,323,708	(1,853,901)	(120,577)	4,630,867	—	13,951,881	(21,407,289)	(2,824,541)
Class S
12/31/2020	1,333,822	—	4,802,412	(4,796,011)	1,340,223	12,622,870	—	41,156,670	(45,576,239)	8,203,301
12/31/2019	512,206	—	2,971,669	(4,768,795)	(1,284,920)	5,913,334	—	31,143,088	(54,407,215)	(17,350,793)
Class S2
12/31/2020	13,983	—	8,450	(21,300)	1,133	138,923	—	73,179	(202,966)	9,136
12/31/2019	3,211	—	3,248	(8,854)	(2,395)	36,945	—	34,369	(104,194)	(32,880)
American Century Small-Mid Cap Value
Class ADV
12/31/2020	609,735	—	184,018	(1,972,522)	(1,178,769)	5,290,505	—	1,711,366	(19,033,186)	(12,031,315)
12/31/2019	432,667	—	1,170,626	(1,325,279)	278,014	4,678,820	—	11,753,088	(14,194,508)	2,237,400
Class I
12/31/2020	1,093,595	—	336,841	(2,845,523)	(1,415,087)	10,880,226	—	3,371,776	(29,671,861)	(15,419,859)
12/31/2019	2,573,252	—	1,694,092	(3,413,910)	853,434	30,245,938	—	18,296,197	(39,805,518)	8,736,617
Class S
12/31/2020	373,825	—	160,840	(1,258,367)	(723,702)	3,687,266	—	1,584,274	(12,976,185)	(7,704,645)
12/31/2019	305,317	—	920,355	(1,201,312)	24,360	3,489,126	—	9,783,372	(13,278,796)	(6,298)
Class S2
12/31/2020	56,480	—	6,436	(61,500)	1,416	531,451	—	59,796	(627,974)	(36,727)
12/31/2019	49,213	—	34,471	(90,026)	(6,342)	525,157	—	345,747	(985,946)	(115,042)
Baron Growth
Class ADV
12/31/2020	385,123	—	—	(1,063,153)	(678,030)	7,667,594	—	—	(21,036,151)	(13,368,557)
12/31/2019	249,033	—	2,319,700	(516,800)	2,051,933	7,216,796	—	47,493,762	(14,581,393)	40,129,165
Class I
12/31/2020	992,333	—	—	(2,024,333)	(1,032,000)	24,933,092	—	—	(50,380,515)	(25,447,423)
12/31/2019	815,944	—	2,422,716	(1,319,145)	1,919,515	26,738,235	—	59,298,450	(42,168,001)	43,868,684
Class R6
12/31/2020	305,059	—	—	(310,598)	(5,539)	7,457,909	—	—	(7,433,159)	24,750
12/31/2019	392,920	—	541,324	(50,500)	883,744	13,304,155	—	13,222,247	(1,630,115)	24,896,287
Class S
12/31/2020	137,540	—	—	(1,614,638)	(1,477,098)	2,983,204	—	—	(35,003,201)	(32,019,997)
12/31/2019	353,135	—	10,213,853	(17,339,400)	(6,772,412)	11,037,891	—	230,644,671	(393,504,343)	(151,821,781)
Class S2
12/31/2020	42,355	—	—	(49,702)	(7,347)	891,696	—	—	(979,306)	(87,610)
12/31/2019	20,386	—	50,409	(16,905)	53,890	602,488	—	1,051,073	(496,141)	1,157,420
Columbia Contrarian Core
Class ADV
12/31/2020	157,408	—	44,611	(303,254)	(101,235)	2,566,533	—	743,213	(4,812,920)	(1,503,174)
12/31/2019	42,856	—	521,026	(214,647)	349,235	881,742	—	8,811,227	(4,374,539)	5,318,430

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Columbia Contrarian Core (continued)
Class I
12/31/2020	8,464,802	—	246,165	(2,989,447)	5,721,520	137,733,870	—	4,445,739	(59,332,213)	82,847,396
12/31/2019	24,564	—	163,159	(103,029)	84,694	549,715	—	2,960,790	(2,130,862)	1,379,643
Class S
12/31/2020	89,490	—	31,489	(189,843)	(68,864)	1,506,854	—	552,006	(3,330,686)	(1,271,826)
12/31/2019	91,456	—	5,137,224	(15,523,769)	(10,295,089)	2,038,439	—	90,737,866	(268,617,713)	(175,841,408)
Columbia Small Cap Value II
Class ADV
12/31/2020	217,420	—	82,110	(457,014)	(157,484)	2,610,253	—	972,185	(5,746,042)	(2,163,604)
12/31/2019	128,403	—	249,343	(599,378)	(221,632)	2,008,512	—	3,495,796	(9,224,620)	(3,720,312)
Class I
12/31/2020	331,812	—	116,917	(654,816)	(206,087)	4,350,521	—	1,435,739	(8,830,432)	(3,044,172)
12/31/2019	355,814	—	314,196	(625,983)	44,027	5,690,798	—	4,571,559	(9,975,856)	286,501
Class R6
12/31/2020	190,128	—	20,805	(210,151)	782	2,655,126	—	255,902	(2,766,895)	144,133
12/31/2019	147,485	—	53,102	(130,644)	69,943	2,329,093	—	773,170	(2,138,313)	963,950
Class S
12/31/2020	273,276	—	279,850	(1,224,385)	(671,259)	3,238,618	—	3,428,166	(15,939,137)	(9,272,353)
12/31/2019	108,596	—	803,825	(1,160,500)	(248,079)	1,738,590	—	11,647,424	(18,354,263)	(4,968,249)
Class S2
12/31/2020	11,681	—	4,733	(35,205)	(18,791)	138,520	—	55,992	(476,844)	(282,332)
12/31/2019	14,012	—	24,603	(96,255)	(57,640)	217,859	—	344,194	(1,369,398)	(807,345)
Invesco Comstock
Class ADV
12/31/2020	116,617	—	90,354	(269,952)	(62,981)	1,500,720	—	1,304,497	(3,764,154)	(958,937)
12/31/2019	23,490	—	405,684	(205,888)	223,286	434,542	—	6,879,165	(3,877,190)	3,436,517
Class I
12/31/2020	5,954,266	—	441,015	(11,162,406)	(4,767,125)	86,529,706	—	6,426,417	(149,060,396)	(56,104,273)
12/31/2019	1,465,835	—	2,611,188	(4,745,228)	(668,205)	27,393,184	—	44,729,596	(93,025,245)	(20,902,465)
Class S
12/31/2020	104,843	—	209,474	(701,229)	(386,912)	1,513,323	—	3,064,953	(10,128,483)	(5,550,207)
12/31/2019	110,332	—	3,046,424	(11,179,019)	(8,022,263)	2,110,540	—	52,190,119	(191,430,001)	(137,129,342)
Invesco Equity and Income
Class ADV
12/31/2020	75,973	—	58,895	(229,092)	(94,224)	3,056,251	—	2,330,514	(9,024,067)	(3,637,302)
12/31/2019	65,527	—	73,147	(214,017)	(75,343)	2,800,010	—	3,049,060	(9,083,013)	(3,233,943)
Class I
12/31/2020	117,159	—	664,170	(1,511,062)	(729,733)	4,802,008	—	27,058,975	(61,781,862)	(29,920,879)
12/31/2019	126,163	—	815,289	(1,785,659)	(844,207)	5,492,160	—	34,708,723	(77,532,643)	(37,331,760)
Class S
12/31/2020	90,613	—	616,561	(1,862,782)	(1,155,608)	3,561,494	—	24,794,296	(75,496,740)	(47,140,950)
12/31/2019	114,538	—	802,541	(1,910,974)	(993,895)	4,882,090	—	33,844,478	(81,926,723)	(43,200,155)
Class S2
12/31/2020	64,773	—	435,036	(1,186,931)	(687,122)	2,462,918	—	17,171,131	(47,332,775)	(27,698,726)
12/31/2019	14,180	—	562,504	(1,253,710)	(677,026)	603,985	—	23,339,231	(52,951,647)	(29,008,431)
Invesco Oppenheimer Global
Class ADV
12/31/2020	199,176	—	272,420	(1,280,327)	(808,731)	3,733,927	—	4,996,181	(23,092,469)	(14,362,361)
12/31/2019	550,524	—	1,203,393	(1,013,913)	740,004	9,958,994	—	20,072,596	(18,725,628)	11,305,962
Class I
12/31/2020	485,441	—	2,780,342	(10,017,159)	(6,751,376)	9,491,825	—	53,910,828	(194,533,543)	(131,130,890)
12/31/2019	399,408	—	11,474,234	(8,341,131)	3,532,511	7,869,571	—	201,831,773	(162,556,794)	47,144,550
Class S
12/31/2020	314,509	—	417,760	(2,112,243)	(1,379,974)	5,696,566	—	7,716,024	(38,768,097)	(25,355,507)
12/31/2019	306,206	—	1,913,905	(2,223,422)	(3,311)	5,893,628	—	32,134,460	(41,310,928)	(3,282,840)
Class S2
12/31/2020	29,719	—	8,405	(99,655)	(61,531)	541,948	—	149,769	(1,632,266)	(940,549)
12/31/2019	28,583	—	52,498	(61,091)	19,990	521,019	—	850,475	(1,040,184)	331,310

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Mid Cap Value
Class ADV
12/31/2020	348,762	—	525,236	(1,023,700)	(149,702)	4,557,818	—	6,939,506	(14,379,457)	(2,882,133)
12/31/2019	147,351	—	735,530	(736,415)	146,466	2,532,611	—	11,709,923	(12,683,921)	1,558,613
Class I
12/31/2020	579,873	—	809,416	(2,135,388)	(746,099)	8,343,245	—	11,193,835	(31,410,219)	(11,873,139)
12/31/2019	278,141	—	1,225,099	(1,963,104)	(459,864)	5,008,145	—	20,246,539	(34,862,252)	(9,607,568)
Class S
12/31/2020	283,193	—	1,107,872	(2,140,089)	(749,024)	3,937,227	—	15,047,063	(31,257,437)	(12,273,147)
12/31/2019	145,484	—	1,623,123	(2,015,526)	(246,919)	2,531,494	—	26,438,368	(35,426,352)	(6,456,490)
Class S2
12/31/2020	8,116	—	10,496	(36,180)	(17,568)	119,964	—	138,167	(491,020)	(232,889)
12/31/2019	9,591	—	15,685	(55,939)	(30,663)	165,877	—	249,115	(963,085)	(548,093)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2020	642,178	—	450,087	(4,408,208)	(3,315,943)	7,184,265	—	4,946,458	(41,263,880)	(29,133,157)
12/31/2019	1,089,397	—	911,358	(508,896)	1,491,859	11,810,400	—	9,332,153	(5,384,313)	15,758,240
Class I
12/31/2020	8,861,288	—	6,793,515	(16,857,282)	(1,202,479)	98,888,405	—	86,073,841	(219,582,198)	(34,619,952)
12/31/2019	2,944,906	—	8,249,833	(7,718,800)	3,475,939	36,294,075	—	95,912,625	(91,646,082)	40,560,618
Class R6
12/31/2020	6,492,519	—	231,190	(1,980,280)	4,743,429	90,808,349	—	2,931,489	(28,259,378)	65,480,460
12/31/2019	963,467	—	210,303	(256,754)	917,016	11,462,681	—	2,445,270	(3,021,502)	10,886,449
Class S
12/31/2020	495,351	—	287,840	(1,301,795)	(518,604)	5,989,623	—	3,459,838	(14,276,367)	(4,826,906)
12/31/2019	404,626	—	447,472	(1,258,034)	(405,936)	4,725,994	—	4,957,916	(13,837,027)	(4,153,117)
Class S2
12/31/2020	54,706	—	44,274	(88,181)	10,799	596,007	—	490,552	(967,557)	119,002
12/31/2019	44,777	—	57,985	(47,014)	55,748	482,464	—	597,820	(509,805)	570,479
T. Rowe Price Growth Equity
Class ADV
12/31/2020	255,157	—	168,681	(756,738)	(332,900)	19,352,797	—	13,600,775	(57,164,784)	(24,211,212)
12/31/2019	237,759	—	944,122	(351,642)	830,239	18,796,348	—	68,035,018	(27,139,359)	59,692,007
Class I
12/31/2020	1,715,903	—	549,133	(4,071,203)	(1,806,167)	144,464,162	—	50,553,168	(356,716,718)	(161,699,388)
12/31/2019	852,152	—	3,355,554	(2,362,090)	1,845,616	76,097,980	—	271,933,502	(203,221,863)	144,809,619
Class S
12/31/2020	90,994	—	33,086	(236,804)	(112,724)	7,559,513	—	2,861,917	(20,218,396)	(9,796,966)
12/31/2019	140,509	—	1,031,198	(4,740,057)	(3,568,350)	11,705,589	—	79,114,269	(362,347,011)	(271,527,153)
Class S2
12/31/2020	37,006	—	5,032	(105,797)	(63,759)	2,895,571	—	415,290	(8,966,649)	(5,655,788)
12/31/2019	12,524	—	29,320	(37,118)	4,726	992,959	—	2,161,210	(2,930,228)	223,941

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

remaining maturity of 190 days or less ("Permitted Investments"). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co. LLC	$2,149	$(2,149)	$—
Morgan Stanley & Co. LLC	22,615	(22,615)	—
Total	$24,764	$(24,764)	$—

(1)  Cash collateral with a fair value of $25,369 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

International High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,244,135	$(2,244,135)	$—
Jefferies LLC	193,656	(193,656)	—
State Street Bank and Trust Company	1,519,831	(1,519,831)	—
Total	$3,957,622	$(3,957,622)	$—

(1)  Cash collateral with a fair value of $4,156,054 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,445	$(1,445)	$—
Goldman, Sachs & Co. LLC	9,440	(9,440)	—
HSBC Bank PLC	1,092,933	(1,092,933)	—
Nomura Securities International, Inc.	51,132	(51,132)	—
SG Americas Securities, LLC	2,360	(2,360)	—
Total	$1,157,310	$(1,157,310)	$—

(1)  Cash collateral with a fair value of $1,184,916 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$629,848	$(629,848)	$—
BNP Paribas Prime Brokerage Intl Ltd	430,158	(430,158)	—
BofA Securities Inc	77,730	(77,730)	—
Citigroup Global Markets Inc.	233,426	(233,426)	—
Goldman, Sachs & Co. LLC	139,839	(139,839)	—
Morgan Stanley & Co. LLC	3,592,561	(3,592,561)	—
Nomura Securities International, Inc.	15,354	(15,354)	—
Scotia Capital (USA) INC	501,328	(501,328)	—
Wells Fargo Securities LLC	270,038	(270,038)	—
Total	$5,890,282	$(5,890,282)	$—

(1)  Cash collateral with a fair value of $6,029,806 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$80,832	$(80,832)	$—
BNP Paribas Prime Brokerage Intl Ltd	1,422,960	(1,422,960)	—
BofA Securities Inc	4,612,453	(4,612,453)	—
Citigroup Global Markets Inc.	33,680	(33,680)	—
Goldman, Sachs & Co. LLC	212,781	(212,781)	—
Janney Montgomery Scott LLC	358,080	(358,080)	—
Jefferies LLC	2,356,489	(2,356,489)	—
J.P. Morgan Securities LLC	27,715,721	(27,715,721)	—
Mizuho Securities USA LLC.	23,003	(23,003)	—
Natixis Securities America LLC	636,408	(636,408)	—
RBC Capital Markets, LLC	20,048	(20,048)	—
SG Americas Securities, LLC	209,658	(209,658)	—
State Street Bank and Trust Company	7,756,762	(7,756,762)	—
UBS Securities LLC.	994,305	(994,305)	—
Wells Fargo Bank NA	6,353,627	(6,353,627)	—
Wells Fargo Securities LLC	1,610,558	(1,610,558)	—
Total	$54,397,365	$(54,397,365)	$—

(1)  Cash collateral with a fair value of $55,602,761 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$880,370	$(880,370)	$—
BMO Capital Markets Corp	50,368	(50,368)	—
BNP Paribas Securities Corp.	2,826,719	(2,826,719)	—
BNP Paribas Prime Brokerage Intl Ltd	11,779,866	(11,779,866)	—
BofA Securities Inc	11,068,785	(11,068,785)	—
CIBC World Markets Corporation	26,573	(26,573)	—
Citadel Clearing LLC	637,061	(637,061)	—
Citadel Securities LLC	1,162,929	(1,162,929)	—
Credit Suisse Securities (USA) LLC	884,140	(884,140)	—
Goldman, Sachs & Co. LLC	3,263,121	(3,263,121)	—
Industrial And Commercial Bank Of China	16,157	(16,157)	—
Jefferies LLC	1,091,986	(1,091,986)	—
J.P. Morgan Securities LLC	37,535,725	(37,535,725)	—
Mizuho Securities USA LLC.	488,704	(488,704)	—
Morgan Stanley & Co. LLC	12,628,766	(12,628,766)	—
National Financial Services LLC	6,250,847	(6,250,847)	—
National Bank of Canada Financial Inc	12,257,970	(12,257,970)	—
Nomura Securities International, Inc.	12,868	(12,868)	—
RBC Capital Markets, LLC	1,621,383	(1,621,383)	—
State Street Bank and Trust Company	12,405,889	(12,405,889)	—
UBS AG	274,879	(274,879)	—
UBS Securities LLC.	488,220	(488,220)	—
Wells Fargo Bank NA	2,843,386	(2,843,386)	—
Wells Fargo Securities LLC	9,335,288	(9,335,288)	—
Total	$129,832,000	$(129,832,000)	$—

(1)  Cash collateral with a fair value of $132,619,771 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$19,371,984	$(19,371,984)	$—
BofA Securities Inc	5,270,709	(5,270,709)	—
Citigroup Global Markets Inc.	179,744	(179,744)	—
J.P. Morgan Securities LLC	38,695,301	(38,695,301)	—
Mizuho Securities USA LLC.	78,752	(78,752)	—
Morgan Stanley & Co. LLC	813,387	(813,387)	—
National Financial Services LLC	476,356	(476,356)	—

T. Rowe Price Growth Equity (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Bank of Canada Financial INC	$1,156,680	$(1,156,680)	$—
Raymond James & Associates, Inc.	4,767,575	(4,767,575)	—
State Street Bank and Trust Company	2,381,155	(2,381,155)	—
UBS Securities LLC.	2,570,609	(2,570,609)	—
Wells Fargo Bank NA	868,277	(868,277)	—
Total	$76,630,529	$(76,630,529)	$—

(1)  Cash collateral with a fair value of $78,256,620 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals and wash sale deferrals.

The following permanent tax differences have been reclassified as of December 31, 2020:

	Paid-in Capital	Distributable Earnings
Baron Growth	$(2,740,954)	$2,740,954
Invesco Oppenheimer Global	(1,445,680)	1,445,680

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Global Bond	$5,472,686	$—	$9,152,687	$—	$—
International High Dividend Low Volatility	13,890,705	50,295,767	9,130,872	38,959,190	—
American Century Small-Mid Cap Value	6,727,212	—	13,787,968	26,390,436	—
Baron Growth	—	—	—	347,944,282	3,765,921
Columbia Contrarian Core	5,740,958	—	8,509,463	94,000,420	—
Columbia Small Cap Value II	909,064	5,238,920	587,957	20,244,186	—
Invesco Comstock	6,123,894	4,671,973	12,865,602	90,933,278	—
Invesco Equity and Income	23,558,242	47,796,674	24,218,223	70,723,269	—
Invesco Oppenheimer Global	15,525,835	51,246,967	7,804,476	247,084,828	—
JPMorgan Mid Cap Value	3,665,483	29,653,088	6,411,421	52,232,524	—
T. Rowe Price Diversified Mid Cap Growth	3,687,499	94,214,679	6,834,529	106,411,255	—
T. Rowe Price Growth Equity	—	67,431,150	2,350,307	418,893,692	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Bond	$8,265,790	$—	$7,629,943	$(5,669,741)	Long-term	None
International High Dividend Low Volatility	9,435,980	—	38,550,210	(16,216,513)	Short-term	None
				(15,456,597)	Long-term	None
				$(31,673,110)
American Century Small-Mid Cap Value	3,324,265	—	38,137,271	(895,895)	Long-term	None
Baron Growth	—	47,198,896	473,805,404	—	—	—
Columbia Contrarian Core	10,411,431	11,113,544	38,786,563	—	—	—
Columbia Small Cap Value II	562,736	705,018	32,981,475	—	—	—
Invesco Comstock	823,460	—	25,499,424	(4,480,309)	Short-term	None
				(14,569,775)	Long-term	None
				$(19,050,084)
Invesco Equity and Income	16,713,132	681,008	222,389,863	—	—	—
Invesco Oppenheimer Global	—	75,568,570	1,035,860,837	—	—	—
JPMorgan Mid Cap Value	—	14,717,739	90,885,659	—	—	—
T. Rowe Price Diversified Mid Cap Growth	16,416,974	205,616,744	516,750,198	—	—	—
T. Rowe Price Growth Equity	27,342,397	148,631,320	836,980,513	—	—	—

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2020, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE ("LIBOR")

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate ("SOFR") that is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE ("LIBOR") (continued)

intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios' service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 ("ASU 2018-13"), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios' adoption was limited to changes in the Portfolios' financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2020, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0230	February 1, 2021	Daily
Class I	$0.0283	February 1, 2021	Daily
Class S	$0.0258	February 1, 2021	Daily

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

Expense Limitation Agreement and Management Fee Waiver: On January 14, 2021, the Board approved a revised side letter expense limitation agreement with respect to Invesco Comstock; effective January 1, 2021 through May 1, 2022. The new non-recoupable side letter expense limits are 1.20%, 0.70%, 0.70%, 0.95%, and 1.10% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. In connection with the lower expense limits, the Board also approved the termination of the management fee waiver effective January 1, 2021.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020

Principal Amount†					Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 21.8%
				Canada: 0.1%
	186,000			Other Securities	$204,937	0.1
				France: 0.7%
	572,000	(1)		BNP Paribas SA, 3.500%, 03/01/2023	609,028	0.3
	265,000	(1)		BPCE SA, 2.700%, 10/01/2029	284,987	0.2
	287,000	(1)		BPCE SA, 5.150%, 07/21/2024	327,094	0.2
					1,221,109	0.7
				Ireland: 0.2%
	283,000			Other Securities	283,925	0.2
				Japan: 0.7%
	200,000	(1)		Mizuho Bank Ltd., 3.200%, 03/26/2025	219,702	0.1
	200,000			Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	213,197	0.2
	639,000			Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	728,152	0.4
					1,161,051	0.7
				Mexico: 0.0%
MXN	48,810	(2)		JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	2,450	0.0
MXN	1,007,437	(3	),(4)	Other Securities	—	—
					2,450	0.0
				Netherlands: 0.8%
	765,000			Shell International Finance BV, 3.250%- 4.000%, 05/11/2025- 05/10/2046	889,858	0.5
Principal Amount†				Value	Percentage of Net Assets
	300,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	$324,181	0.2
	270,000		Other Securities	270,228	0.1
				1,484,267	0.8
			Norway: 0.0%
	41,000		Other Securities	46,547	0.0
			South Africa: 0.0%
ZAR	1,000,000		Other Securities	75,547	0.0
			Switzerland: 0.4%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	451,457	0.2
	250,000		Other Securities	276,781	0.2
				728,238	0.4
			United Kingdom: 0.6%
	200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	223,736	0.1
	230,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	293,740	0.2
	405,000		Other Securities	468,451	0.3
				985,927	0.6
			United States: 18.3%
	1,034,000		AbbVie, Inc., 3.200%- 4.300%, 03/15/2025- 11/21/2039	1,227,596	0.7
	675,000		Altria Group, Inc., 4.500%- 4.800%, 02/14/2029- 05/02/2043	800,911	0.4
	577,000		American International Group, Inc., 4.250%- 4.750%, 03/15/2029- 04/01/2048	737,595	0.4
	548,000	(1)	AT&T, Inc., 3.650%, 09/15/2059	550,733	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
301,000		AT&T, Inc., 4.300%, 02/15/2030	$359,821	0.2
1,575,000	(5)	Bank of America Corp., 1.898%- 4.330%, 07/23/2024- 03/15/2050	1,785,379	1.0
579,000		Citigroup, Inc., 4.000%, 08/05/2024	644,957	0.4
469,000		Citigroup, Inc., 5.500%, 09/13/2025	564,229	0.3
278,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	295,927	0.2
724,000		Comcast Corp., 2.350%- 5.650%, 01/15/2027- 04/01/2040	875,096	0.5
510,000		CVS Health Corp., 4.300%, 03/25/2028	607,423	0.3
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	382,349	0.2
80,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	85,536	0.1
1,026,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,123,871	0.6
280,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	303,229	0.2
241,000	(1)	Fairfax US, Inc., 4.875%, 08/13/2024	264,489	0.1
532,000		FirstEnergy Corp., 4.250%, 03/15/2023	562,016	0.3
Principal Amount†			Value	Percentage of Net Assets
240,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	$241,253	0.2
945,000		Goldman Sachs Group, Inc./The, 3.000%, 04/26/2022	952,706	0.5
923,000	(5)	JPMorgan Chase & Co., 2.522%- 6.000%, 03/24/2031- 12/31/2199	1,009,544	0.6
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	415,012	0.2
618,000		Morgan Stanley, 4.100%, 05/22/2023	670,901	0.4
675,000	(5)	Morgan Stanley, 3.622%- 3.750%, 02/25/2023- 04/01/2031	751,091	0.4
225,000	(1)	T-Mobile USA, Inc., 3.000%, 02/15/2041	233,684	0.1
233,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	265,574	0.2
59,000	(1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	68,396	0.0
595,000		Verizon Communications, Inc., 4.125%, 03/16/2027- 08/15/2046	720,246	0.4
567,000	(5)	Wells Fargo & Co., 2.406%- 3.000%, 10/30/2025- 10/23/2026	616,491	0.3
13,355,324	(6)	Other Securities	15,729,250	8.8
			32,845,305	18.3
		Total Corporate Bonds/Notes (Cost $35,442,179)	39,039,303	21.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
			United States: 14.8%
194,007			Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290%), 11/20/2035	$180,632	0.1
373,105			Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	387,905	0.2
50,604	(5)		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.508%, 05/25/2035	51,300	0.0
238,362			CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	238,033	0.1
44,893			Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.648%, (US0001M + 0.500%), 11/25/2035	20,755	0.0
179,655			Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.868%, (US0001M + 0.720%), 11/25/2035	176,850	0.1
217,372	(1	),(5)	CSMC Trust 2015-3 B1, 3.919%, 03/25/2045	220,022	0.1
1,506	(1)		Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 0.646%, (US0001M + 0.500%), 01/27/2037	1,447	0.0
Principal Amount†			Value	Percentage of Net Assets
131,429		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.398%, (US0001M + 4.250%), 01/25/2029	$137,329	0.1
450,491		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650%), 09/25/2029	462,682	0.3
454,801		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000%), 10/25/2029	461,813	0.3
366,670		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.648%, (US0001M + 2.500%), 05/25/2030	368,053	0.2
225,568		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000%), 03/25/2031	224,997	0.1
214,712	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300%), 08/25/2031	215,278	0.1
364,726	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400%), 04/25/2031	365,888	0.2
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
62,267	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.598%, (US0001M + 2.450%), 07/25/2031	$62,485	0.0
57,008	(7)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	4,553	0.0
14,187	(7)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	2,599	0.0
125,133	(7)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	25,605	0.0
45,085	(7)	Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	9,515	0.0
19,941	(7)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	4,173	0.0
24,962	(7)	Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	5,284	0.0
19,399	(7)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	4,120	0.0
23,588	(7)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	4,129	0.0
10,188	(7)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	2,136	0.0
11,233	(7)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	2,363	0.0
Principal Amount†				Value	Percentage of Net Assets
362,976	(7)		Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	$49,794	0.0
512,129	(5	),(7)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	58,478	0.0
6,490			Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	7,158	0.0
9,170			Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	10,416	0.0
45,127	(7)		Fannie Mae REMIC Trust 2002-12 SB, 7.602%, (-1.000* US0001M + 7.750%), 07/25/2031	11,176	0.0
27,906	(7)		Fannie Mae REMIC Trust 2002-2 SW, 7.602%, (-1.000* US0001M + 7.750%), 02/25/2032	7,116	0.0
11,654			Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	13,774	0.0
4,693			Fannie Mae REMIC Trust 2002-29 F, 1.148%, (US0001M + 1.000%), 04/25/2032	4,793	0.0
14,722	(7)		Fannie Mae REMIC Trust 2002-41 S, 7.802%, (-1.000* US0001M + 7.950%), 07/25/2032	3,087	0.0
1,444			Fannie Mae REMIC Trust 2002-64 FJ, 1.148%, (US0001M + 1.000%), 04/25/2032	1,475	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
3,273		Fannie Mae REMIC Trust 2002-68 FH, 0.658%, (US0001M + 0.500%), 10/18/2032	$3,287	0.0
533,708	(7)	Fannie Mae REMIC Trust 2002-77 JS, 7.842%, (-1.000* US0001M + 8.000%), 12/18/2032	132,968	0.1
13,707		Fannie Mae REMIC Trust 2002-84 FB, 1.148%, (US0001M + 1.000%), 12/25/2032	14,004	0.0
13,705		Fannie Mae REMIC Trust 2003-11 FA, 1.148%, (US0001M + 1.000%), 09/25/2032	14,002	0.0
3,000		Fannie Mae REMIC Trust 2003-116 FA, 0.548%, (US0001M + 0.400%), 11/25/2033	3,010	0.0
18,934	(7)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	4,724	0.0
14,729	(7)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	3,259	0.0
3,352	(7)	Fannie Mae REMIC Trust 2003-52 NS, 6.952%, (-1.000* US0001M + 7.100%), 06/25/2023	114	0.0
332,306	(7)	Fannie Mae REMIC Trust 2004-56 SE, 7.402%, (-1.000* US0001M + 7.550%), 10/25/2033	78,461	0.0
Principal Amount†			Value	Percentage of Net Assets
21,672		Fannie Mae REMIC Trust 2005-25 PS, 27.509%, (-4.400* US0001M + 28.160%), 04/25/2035	$39,432	0.0
9,103	(7)	Fannie Mae REMIC Trust 2005-40 SB, 6.602%, (-1.000* US0001M + 6.750%), 05/25/2035	1,493	0.0
22,399		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	23,095	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 23.408%, (-4.000* US0001M + 24.000%), 07/25/2035	183,382	0.1
263,029		Fannie Mae REMIC Trust 2005-87 SB, 23.291%, (-3.667* US0001M + 23.833%), 10/25/2035	430,826	0.2
150,571		Fannie Mae REMIC Trust 2006-104 ES, 32.710%, (-5.000* US0001M + 33.450%), 11/25/2036	302,298	0.2
11,248		Fannie Mae REMIC Trust 2006-11 PS, 24.024%, (-3.667* US0001M + 24.567%), 03/25/2036	19,405	0.0
26,641		Fannie Mae REMIC Trust 2006-46 SW, 23.657%, (-3.667* US0001M + 24.199%), 06/25/2036	42,733	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
5,971,818	(7)	Fannie Mae REMIC Trust 2006-51 SA, 6.422%, (-1.000* US0001M + 6.570%), 06/25/2036	$1,341,888	0.8
53,146	(7)	Fannie Mae REMIC Trust 2006-90 SX, 7.082%, (-1.000* US0001M + 7.230%), 09/25/2036	11,128	0.0
6,236,912	(7)	Fannie Mae REMIC Trust 2007-116 DI, 5.792%, (-1.000* US0001M + 5.940%), 01/25/2038	1,402,087	0.8
41,149	(7)	Fannie Mae REMIC Trust 2007-88 XI, 6.392%, (-1.000* US0001M + 6.540%), 06/25/2037	10,414	0.0
574,059	(7)	Fannie Mae REMIC Trust 2007-89 SB, 6.402%, (-1.000* US0001M + 6.550%), 09/25/2037	96,864	0.1
1,055,239	(7)	Fannie Mae REMIC Trust 2007-94 SG, 6.302%, (-1.000* US0001M + 6.450%), 10/25/2037	246,368	0.1
248,774		Fannie Mae REMIC Trust 2010-109 SN, 24.226%, (-5.000* US0001M + 25.000%), 10/25/2040	788,681	0.4
58,814		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	65,958	0.0
Principal Amount†			Value	Percentage of Net Assets
2,337,374	(7)	Fannie Mae REMIC Trust 2011-55 SK, 6.412%, (-1.000* US0001M + 6.560%), 06/25/2041	$590,710	0.3
1,763,249	(7)	Fannie Mae REMIC Trust 2011-86 NS, 5.802%, (-1.000* US0001M + 5.950%), 09/25/2041	347,246	0.2
581,300	(7)	Fannie Mae REMIC Trust 2012-10 US, 6.302%, (-1.000* US0001M + 6.450%), 02/25/2042	80,105	0.1
945,497	(7)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	97,175	0.1
2,365,836	(7)	Fannie Mae REMIC Trust 2012-133 PS, 6.052%, (-1.000* US0001M + 6.200%), 03/25/2042	286,819	0.2
1,681,867	(7)	Fannie Mae REMIC Trust 2012-144 SB, 5.952%, (-1.000* US0001M + 6.100%), 01/25/2043	439,125	0.3
1,247,735	(7)	Fannie Mae REMIC Trust 2012-27 SB, 5.832%, (-1.000* US0001M + 5.980%), 11/25/2041	149,965	0.1
1,051,264	(7)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	120,470	0.1
5,381,968	(7)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	308,552	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
5,599,081	(7)	Freddie Mac 3502 DL, 5.841%, (-1.000* US0001M + 6.000%), 01/15/2039	$1,229,893	0.7
288,255		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	299,447	0.2
11,243		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	11,925	0.0
23,814		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	26,446	0.0
5,773	(7)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,028	0.0
30,822	(7)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	5,378	0.0
15,110		Freddie Mac REMIC Trust 2122 F, 0.609%, (US0001M + 0.450%), 02/15/2029	15,146	0.0
47,053	(7)	Freddie Mac REMIC Trust 2134 SB, 7.541%, (-1.000* US0001M + 7.700%), 03/15/2029	7,297	0.0
49,674	(7)	Freddie Mac REMIC Trust 2136 SG, 7.491%, (-1.000* US0001M + 7.650%), 03/15/2029	9,246	0.0
Principal Amount†			Value	Percentage of Net Assets
63,785	(7)	Freddie Mac REMIC Trust 2177 SB, 8.791%, (-1.000* US0001M + 8.950%), 08/15/2029	$13,315	0.0
8,244		Freddie Mac REMIC Trust 2344 FP, 1.109%, (US0001M + 0.950%), 08/15/2031	8,417	0.0
3,504		Freddie Mac REMIC Trust 2412 GF, 1.109%, (US0001M + 0.950%), 02/15/2032	3,573	0.0
30,577		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	36,510	0.0
4,553		Freddie Mac REMIC Trust 2464 FI, 1.159%, (US0001M + 1.000%), 02/15/2032	4,650	0.0
4,670		Freddie Mac REMIC Trust 2470 LF, 1.159%, (US0001M + 1.000%), 02/15/2032	4,770	0.0
6,311		Freddie Mac REMIC Trust 2471 FD, 1.159%, (US0001M + 1.000%), 03/15/2032	6,444	0.0
5,131		Freddie Mac REMIC Trust 2504 FP, 0.659%, (US0001M + 0.500%), 03/15/2032	5,154	0.0
18,644		Freddie Mac REMIC Trust 2551 LF, 0.659%, (US0001M + 0.500%), 01/15/2033	18,842	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
26,944		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	$27,999	0.0
241,406		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	278,539	0.2
209,080		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	238,836	0.1
43,204		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667* US0001M + 44.667%), 05/15/2035	50,163	0.0
41,325	(7)	Freddie Mac REMIC Trust 3004 SB, 5.991%, (-1.000* US0001M + 6.150%), 07/15/2035	6,121	0.0
9,455		Freddie Mac REMIC Trust 3025 SJ, 24.168%, (-3.667* US0001M + 24.750%), 08/15/2035	16,573	0.0
633,220	(7)	Freddie Mac REMIC Trust 3223 S, 5.791%, (-1.000* US0001M + 5.950%), 10/15/2036	113,956	0.1
1,680,405	(7)	Freddie Mac REMIC Trust 3505 SA, 5.841%, (-1.000* US0001M + 6.000%), 01/15/2039	396,715	0.2
Principal Amount†			Value	Percentage of Net Assets
1,619,485	(7)	Freddie Mac REMIC Trust 3702 S, 4.291%, (-1.000* US0001M + 4.450%), 05/15/2036	$231,017	0.1
1,355,419	(7)	Freddie Mac REMIC Trust 3925 SD, 5.891%, (-1.000* US0001M + 6.050%), 07/15/2040	138,042	0.1
837,116	(7)	Freddie Mac REMIC Trust 4136 SW, 6.091%, (-1.000* US0001M + 6.250%), 11/15/2032	149,194	0.1
454,933	(7)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	83,211	0.1
6,305,436	(7)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	937,613	0.5
758,421	(7)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	74,655	0.0
212,768	(1)	Freddie Mac STACR 2019- HQA3 M2, 1.998%, (US0001M + 1.850%), 09/27/2049	210,865	0.1
800,000	(1)	Freddie Mac Stacr Remic Trust 2020- HQA2 M2, 3.248%, (US0001M + 3.100%), 03/25/2050	810,687	0.5
260,254	(1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.198%, (US0001M + 2.050%), 07/25/2049	259,863	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	United States (continued)
145,979	Freddie Mac Structured Agency Credit Risk Debt Notes 2015- DNA2 M3, 4.048%, (US0001M + 3.900%), 12/25/2027	$148,545	0.1
93,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2015- DNA3 M3, 4.848%, (US0001M + 4.700%), 04/25/2028	97,512	0.1
11,755	Freddie Mac Structured Agency Credit Risk Debt Notes 2015- HQ1 M3, 3.948%, (US0001M + 3.800%), 03/25/2025	11,775	0.0
310,034	Freddie Mac Structured Agency Credit Risk Debt Notes 2016- HQA1 M3, 6.498%, (US0001M + 6.350%), 09/25/2028	329,787	0.2
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.648%, (US0001M + 2.500%), 03/25/2030	407,279	0.2
556,704	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.798%, (US0001M + 2.650%), 12/25/2029	563,111	0.3
Principal Amount†				Value	Percentage of Net Assets
30,210	(5)		Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.609%, 10/25/2046	$30,622	0.0
361,960	(1)		Freddie Mac Stacr Trust 2019-HQA1 M2, 2.498%, (US0001M + 2.350%), 02/25/2049	362,439	0.2
275,735			Ginnie Mae Series 2007-8 SP, 21.557%, (-3.242* US0001M + 22.049%), 03/20/2037	460,315	0.3
1,309,208	(7)		Ginnie Mae Series 2010-68 MS, 5.698%, (-1.000* US0001M + 5.850%), 06/20/2040	250,563	0.1
977,384	(7)		Ginnie Mae Series 2012-97 SC, 6.547%, (-1.000* US0001M + 6.700%), 07/16/2041	185,592	0.1
176,100			GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.568%, (US0001M + 0.210%), 04/25/2036	169,941	0.1
85,034	(1	),(5)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	86,254	0.0
96,819	(1	),(5)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	99,814	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
493,811	(1	),(5)	GS Mortgage- Backed Securities Corp. Trust 2020-PJ3 B1A, 3.465%, 10/25/2050	$525,028	0.3
477,383			IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420%), 04/25/2046	442,939	0.2
500,000	(1	),(5)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	518,285	0.3
570,847	(5)		JP Morgan Mortgage Trust 2005-A4 B1, 2.933%, 07/25/2035	573,218	0.3
49,127	(5)		JP Morgan Mortgage Trust 2007-A1 7A1, 3.207%, 07/25/2035	48,827	0.0
122,213	(1	),(5)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	124,859	0.1
274,169	(1	),(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.792%, 08/25/2047	287,705	0.2
134,997	(1	),(5)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	138,830	0.1
269,995	(1	),(5)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	281,538	0.1
121,411	(1	),(5)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	125,201	0.1
Principal Amount†				Value	Percentage of Net Assets
175,272	(1	),(5)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	$180,029	0.1
138,105			Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360%), 11/25/2035	126,302	0.1
1,914,842	(5	),(7)	RALI Series Trust 2006-QO1 X2, 2.706%, 02/25/2046	177,022	0.1
158,220	(1	),(5)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	160,722	0.1
33,570	(1	),(5)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	34,518	0.0
4,711,490	(5	),(7)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.008%, 08/25/2045	211,458	0.1
32,196	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	31,665	0.0
564,974	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.154%, 12/25/2036	536,484	0.3
108,076	(5)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.095%, 08/25/2046	103,947	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†					Value	Percentage of Net Assets
				United States (continued)
	242,212	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.324%, 12/25/2036	$243,278	0.2
	68,959	(5)		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.208%, 04/25/2037	63,472	0.0
	67,349			Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430%), 06/25/2037	54,338	0.0
	429,910	(1	),(5)	Wells Fargo Mortgage Backed Securities 2020-4 A17 Trust, 3.000%, 07/25/2050	438,355	0.3
	163,852	(1	),(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	170,732	0.1
	626,331			Other Securities	549,005	0.3
				Total Collateralized Mortgage Obligations (Cost $22,782,295)	26,570,097	14.8
SOVEREIGN BONDS: 14.1%
				Australia: 0.2%
AUD	558,000	(1)		Queensland Treasury Corp., 1.750%, 07/20/2034	436,229	0.2
				China: 5.7%
CNY	13,660,000			China Government Bond, 2.850%, 06/04/2027	2,052,645	1.1
Principal Amount†				Value	Percentage of Net Assets
CNY	6,880,000		China Government Bond, 3.250%, 06/06/2026	$1,064,182	0.6
CNY	31,300,000		China Government Bond, 3.250%, 11/22/2028	4,800,042	2.7
CNY	12,880,000		China Government Bond, 3.290%, 05/23/2029	1,979,610	1.1
CNY	1,780,000		China Government Bond, 4.080%, 10/22/2048	286,266	0.2
				10,182,745	5.7
			Germany: 0.3%
EUR	360,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%- 2.000%, 08/15/2023- 08/15/2048	550,362	0.3
			Indonesia: 2.2%
IDR	6,452,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	543,475	0.3
IDR	40,117,000,000		Indonesia Treasury Bond, 8.750%, 05/15/2031	3,398,944	1.9
				3,942,419	2.2
			Italy: 0.9%
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	845,968	0.5
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	823,706	0.4
				1,669,674	0.9
			Peru: 1.0%
PEN	5,200,000		Peru Government Bond, 6.900%, 08/12/2037	1,775,136	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Portugal: 1.0%
EUR	1,135,000	(1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	$1,747,695	1.0
			Spain: 1.6%
EUR	870,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	1,201,387	0.7
EUR	908,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	1,631,787	0.9
				2,833,174	1.6
			United Kingdom: 1.2%
GBP	1,500,000		United Kingdom Gilt, 4.000%, 03/07/2022	2,151,750	1.2
			Total Sovereign Bonds (Cost $22,749,989)	25,289,184	14.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.3%
			Federal Home Loan Mortgage Corporation: 0.8%(8)
	684,074		3.500%, 01/01/2048	733,567	0.4
	572,482		4.000%-6.500%, 02/01/2022- 05/01/2046	628,252	0.4
				1,361,819	0.8
			Federal National Mortgage Association: 0.0%
	68,716		3.153%, (US0012M + 1.777%), 10/01/2036	72,492	0.0
			Government National Mortgage Association: 1.4%
	668,000	(9)	2.000%, 01/01/2051	698,503	0.4
	667,000	(9)	2.500%, 02/01/2051	704,649	0.4
	1,028,000	(9)	3.000%, 01/20/2050	1,074,932	0.6
	33,871		5.000%-6.500%, 04/15/2034- 02/20/2035	38,817	0.0
				2,516,901	1.4
Principal Amount†			Value	Percentage of Net Assets
		Uniform Mortgage-Backed Securities: 7.1%
3,147,000	(9)	2.000%, 01/01/2051	$3,268,819	1.8
3,715,000	(9)	2.500%, 03/12/2050	3,909,017	2.2
725,906		3.500%, 09/01/2049	768,630	0.4
1,456,091		3.500%, 02/01/2050	1,538,101	0.9
1,375,479		4.000%, 04/01/2049	1,490,221	0.8
731,467		4.000%, 02/01/2050	782,223	0.5
867,137	(9)	1.500%- 7.500%, 05/01/2021- 02/01/2051	935,397	0.5
			12,692,408	7.1
		Total U.S. Government Agency Obligations (Cost $16,443,188)	16,643,620	9.3
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 1.0%
1,661,000		1.375%, 08/15/2050	1,552,516	0.9
194,000		1.250%- 1.375%, 11/15/2040- 05/15/2050	191,448	0.1
			1,743,964	1.0
		U.S. Treasury Notes: 2.4%
1,525,000		0.125%, 12/15/2023	1,523,154	0.8
632,000		0.375%, 12/31/2025	632,370	0.4
1,794,900		0.875%, 11/15/2030	1,788,169	1.0
466,000		0.125%- 1.500%, 11/30/2021- 11/30/2027	465,485	0.2
			4,409,178	2.4
		Total U.S. Treasury Obligations (Cost $6,154,405)	6,153,142	3.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.3%
			United States: 10.3%
6,835,633	(5	),(7)	BANK 2017- BNK5 XA, 1.067%, 06/15/2060	$317,525	0.2
900,000	(1	),(5)	BANK 2017- BNK6 E, 2.647%, 07/15/2060	504,168	0.3
1,948,000	(1	),(5),(7)	BANK 2017- BNK6 XE, 1.500%, 07/15/2060	150,632	0.1
990,003	(5	),(7)	BANK 2019- BNK16 XA, 0.962%, 02/15/2052	62,834	0.0
9,446,587	(5	),(7)	BANK 2019- BNK21 XA, 0.873%, 10/15/2052	594,950	0.3
8,020,000	(1	),(5),(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	215,655	0.1
380,000	(1)		BBCMS 2018- TALL C Mortgage Trust, 1.280%, (US0001M + 1.121%), 03/15/2037	367,895	0.2
210,000	(1)		Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	194,866	0.1
1,193,086	(5	),(7)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	86,573	0.1
180,000	(1)		Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	184,353	0.1
5,887,940	(5	),(7)	Benchmark 2020-B18 XA Mortgage Trust, 1.794%, 07/15/2053	707,329	0.4
655,016	(1)		BX Commercial Mortgage Trust 2019- XL J, 2.809%, (US0001M + 2.650%), 10/15/2036	646,287	0.4
Principal Amount†				Value	Percentage of Net Assets
499,543	(1)		BX Commercial Mortgage Trust 2020- BXLP G, 2.659%, (US0001M + 2.500%), 12/15/2029	$490,466	0.3
400,000	(1)		BX Commercial Mortgage Trust 2020- FOX F, 4.409%, (US0001M + 4.250%), 11/15/2032	404,240	0.2
100,000	(1)		BX Commercial Mortgage Trust 2020- VKNG E, 2.259%, (US0001M + 2.100%), 10/15/2037	100,085	0.1
270,000	(1	),(5)	BX Trust 2019- OC11 E, 4.076%, 12/09/2041	275,249	0.1
1,806,625	(5	),(7)	CD 2016-CD1 Mortgage Trust XA, 1.388%, 08/10/2049	100,438	0.1
7,900,000	(5	),(7)	Citigroup Commercial Mortgage Trust 2016- C2 XB, 0.842%, 08/10/2049	334,347	0.2
3,083,966	(5	),(7)	Citigroup Commercial Mortgage Trust 2017- C4 XA, 1.097%, 10/12/2050	152,932	0.1
9,146,315	(1	),(5),(7)	COMM 2012- LTRT XA, 0.887%, 10/05/2030	105,084	0.1
110,000	(1	),(5)	COMM 2013- CR10 E Mortgage Trust, 4.789%, 08/10/2046	98,452	0.0
10,930,690	(5	),(7)	COMM 2014- CR16 XA, 0.971%, 04/10/2047	292,972	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
570,000	(5)		COMM 2016- COR1 C, 4.381%, 10/10/2049	$608,074	0.3
4,147,869	(5	),(7)	COMM 2016- CR28 XA, 0.694%, 02/10/2049	108,843	0.1
320,000	(1)		Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.589%, (US0001M + 1.430%), 05/15/2036	320,347	0.2
290,000	(1	),(5)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	226,459	0.1
259,757	(1	),(5),(7)	DBUBS 2011- LC1A XA, 0.563%, 11/10/2046	30	0.0
300,000	(1)		DBUBS 2011- LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650%), 07/10/2044	225,298	0.1
270,000	(1	),(5)	Fontainebleau Miami Beach Trust 2019- FBLU F, 3.963%, 12/10/2036	269,832	0.1
3,840,000	(5	),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.827%, 01/25/2043	2,249	0.0
7,000,000	(5	),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.789%, 12/25/2041	310,407	0.2
Principal Amount†				Value	Percentage of Net Assets
4,090,000	(5	),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.884%, 11/25/2030	$308,583	0.2
2,099,665	(5	),(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	314,620	0.2
2,109,000	(7)		Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	202,640	0.1
35,124,252	(1	),(7)	FREMF Mortgage Trust 2012- K17 X2A, 0.100%, 12/25/2044	20,579	0.0
450,000	(1	),(5)	GRACE 2014- GRCE F Mortgage Trust, 3.590%, 06/10/2028	449,663	0.2
293,000	(1	),(5)	Grace Trust 2020- GRCE E, 2.680%, 12/10/2040	276,478	0.1
180,000	(1)		GS Mortgage Securities Trust 2013- GC16 G, 3.500%, 11/10/2046	90,090	0.0
3,810,371	(5	),(7)	GS Mortgage Securities Trust 2013- GC16 XA, 1.023%, 11/10/2046	92,057	0.1
2,301,235	(5	),(7)	GS Mortgage Securities Trust 2017- GS6 XA, 1.035%, 05/10/2050	130,093	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
410,000	(1	),(5)	GS Mortgage Securities Trust 2019- GC40 DBD, 3.550%, 07/10/2052	$388,655	0.2
310,000	(1	),(5)	GS Mortgage Securities Trust 2019- GC40 DBE, 3.550%, 07/10/2052	282,528	0.2
5,140,123	(5	),(7)	GS Mortgage Securities Trust 2019- GC42 XA, 0.811%, 09/01/2052	297,845	0.2
861,767	(5	),(7)	GS Mortgage Securities Trust 2020- GC47 XA, 1.132%, 05/12/2053	77,716	0.0
1,740,000	(1	),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011- C5 E, 4.000%, 08/15/2046	1,284,782	0.7
5,516,118	(5	),(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2012- CIBX XA, 1.483%, 06/15/2045	44,979	0.0
270,000	(1)		JP Morgan Chase Commercial Mortgage Securities Trust 2014- C20 A4A2, 3.538%, 07/15/2047	284,578	0.2
660,000	(5)		JPMBB Commercial Mortgage Securities Trust 2014- C18 AS, 4.439%, 02/15/2047	721,659	0.4
Principal Amount†				Value	Percentage of Net Assets
723,154	(1)		KKR Industrial Portfolio Trust 2020-AIP C, 1.792%, (US0001M + 1.633%), 03/15/2037	$724,051	0.4
140,000	(1	),(5)	LSTAR Commercial Mortgage Trust 2015- 3 D, 3.185%, 04/20/2048	132,991	0.1
2,831,831	(1	),(5),(7)	LSTAR Commercial Mortgage Trust 2017- 5 X, 0.987%, 03/10/2050	87,549	0.0
1,090,000	(1	),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2012- C6 E, 4.606%, 11/15/2045	952,067	0.5
18,750,000	(1	),(5),(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.457%, 12/15/2047	325,089	0.2
570,000	(1	),(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	570,332	0.3
170,000	(1)		MRCD 2019- PARK E Mortgage Trust, 2.718%, 12/15/2036	167,741	0.1
320,000	(1)		MRCD 2019- PARK F Mortgage Trust, 2.718%, 12/15/2036	308,365	0.2
7,683,472	(5	),(7)	UBS Commercial Mortgage Trust 2018- C9 XA, 0.884%, 03/15/2051	394,557	0.2
2,987,515	(1	),(5),(7)	WFRBS Commercial Mortgage Trust 2012- C8 XA, 1.788%, 08/15/2045	56,489	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
550,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013- C11 F, 4.256%, 03/15/2045	$389,318	0.2
330,000	(1	),(5)	WFRBS Commercial Mortgage Trust 2013- C14 D, 3.973%, 06/15/2046	259,659	0.2
8,804,585	(5	),(7)	WFRBS Commercial Mortgage Trust 2014- C19 XA, 1.016%, 03/15/2047	203,255	0.1
200,000			Other Securities	167,392	0.1
			Total Commercial Mortgage- Backed Securities (Cost $19,288,223)	18,465,271	10.3
ASSET-BACKED SECURITIES: 6.3%
			United States: 6.3%
500,000	(1)		AMMC CLO 16 Ltd. 2015- 16A CR, 2.579%, (US0003M + 2.350%), 04/14/2029	496,783	0.3
350,000	(1)		Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.618%, (US0003M + 1.400%), 10/17/2030	349,803	0.2
500,000	(1)		Barings Clo Ltd. 2019- 4A C, 3.037%, (US0003M + 2.800%), 01/15/2033	502,089	0.3
400,000	(1)		Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950%), 10/20/2030	393,036	0.2
Principal Amount†			Value	Percentage of Net Assets
650,000	(1)	Elevation CLO 2014-2A A1R Ltd., 1.467%, (US0003M + 1.230%), 10/15/2029	$649,871	0.4
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A CR, 2.237%, (US0003M + 2.000%), 10/15/2030	491,462	0.3
400,000	(1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.968%, (US0003M + 1.750%), 04/20/2031	389,158	0.2
500,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000%), 10/20/2027	500,014	0.3
250,000	(1)	Marble Point CLO XIV Ltd. 2018-2A A1, 1.548%, (US0003M + 1.330%), 01/20/2032	249,787	0.1
500,000	(1)	OCP CLO 2014-5 A BR Ltd., 2.015%, (US0003M + 1.800%), 04/26/2031	488,071	0.3
400,000	(1)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800%), 01/15/2030	400,028	0.2
412,500	(1)	BlueMountain CLO 2013-2A CR, 2.166%, (US0003M + 1.950%), 10/22/2030	400,240	0.2
400,000	(1)	CIFC Funding 2013-IA BR Ltd., 2.630%, (US0003M + 2.400%), 07/16/2030	399,124	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
500,000	(1)		CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650%), 08/24/2032	$502,139	0.3
258,362	(5)		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.824%, 03/25/2036	167,716	0.1
296,855	(1)		Invitation Homes 2017- SFR2 A Trust, 1.003%, (US0001M + 0.850%), 12/17/2036	297,043	0.2
250,000	(1)		LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040%), 07/20/2031	248,223	0.1
1,000,000	(1)		LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250%), 03/20/2030	986,399	0.6
250,000	(1)		Madison Park Funding XXVII Ltd. 2018-27A B, 2.018%, (US0003M + 1.800%), 04/20/2030	244,630	0.1
400,000	(1)		Madison Park Funding XXXI Ltd. 2018- 31A C, 2.359%, (US0003M + 2.150%), 01/23/2031	395,576	0.2
200,000	(1	),(5)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	214,044	0.1
Principal Amount†				Value	Percentage of Net Assets
	500,000	(1)	Palmer Square CLO 2020- 2A A1A Ltd., 1.904%, (US0003M + 1.700%), 07/15/2031	$501,542	0.3
	250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850%), 04/15/2026	242,579	0.1
	1,060,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,081,334	0.6
	250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 2.218%, (US0003M + 2.000%), 10/18/2030	240,278	0.1
	560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 2.437%, (US0003M + 2.200%), 10/15/2030	555,390	0.3
			Total Asset- Backed Securities (Cost $11,318,521)	11,386,359	6.3
STRUCTURED NOTES: —%
			Russia: —%
RUB	3,719,550	(2)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/2034	—	—
			Total Structured Notes (Cost $133,491)	—	—

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
COMMON STOCK: 0.0%
			United States: 0.0%
48,209	(4	),(6),(10)	Other Securities	$39,208	0.0
			Total Common Stock (Cost $1,305,735)	39,208	0.0
MUTUAL FUNDS: 22.3%
			United States: 22.3%
735,182			Voya Emerging Markets Corporate Debt Fund - Class P	7,704,709	4.3
1,374,138			Voya Emerging Markets Hard Currency Debt Fund - Class P	13,865,056	7.7
1,101,367			Voya Emerging Markets Local Currency Debt Fund - Class P	7,896,804	4.4
1,313,833			Voya High Yield Bond Fund - Class P	10,589,498	5.9
			Total Mutual Funds (Cost $39,291,763)	40,056,067	22.3
				Value	Percentage of Net Assets
PURCHASED OPTIONS(11): 0.0%
			Total Purchased Options (Cost $98,842)	$40,097	0.0
			Total Long- Term Investments (Cost $175,008,631)	183,682,348	102.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
		Repurchase Agreements: 0.0%
25,369	(12)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $25,369, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.500%, Market Value plus accrued interest $25,876, due 02/01/48- 01/01/51) (Cost $25,369)	$25,369	0.0
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
1,626,011	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,626,011)	$1,626,011	0.9
		Total Short- Term Investments (Cost $1,651,380)	1,651,380	0.9
		Total Investments in Securities (Cost $176,660,011)	$185,333,728	103.2
		Liabilities in Excess of Other Assets	(5,809,846)	(3.2)
		Net Assets	$179,523,882	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  The grouping contains securities in default.

(4)  The grouping contains Level 3 securities.

(5)  Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(6)  The grouping contains securities on loan.

(7)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  Represents or includes a TBA transaction.

(10)  The grouping contains non-income producing securities.

(11)  The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)  Rate shown is the 7-day yield as of December 31, 2020.

Currency Abbreviations:

AUD  Australian Dollar

CNY  Chinese Yuan

EUR  EU Euro

GBP  British Pound

IDR  Indonesian Rupiah

MXN  Mexican Peso

PEN  Peruvian Nuevo Sol

RUB  Russian Ruble

ZAR  South African Rand

Reference Rate Abbreviations:

12MTA  12-month Treasury Average

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	22.3%
Collateralized Mortgage Obligations	14.8
Sovereign Bonds	14.1
Commercial Mortgage-Backed Securities	10.3
Financial	8.2
Uniform Mortgage-Backed Securities	7.1
Other Asset-Backed Securities	6.3
Consumer, Non-cyclical	3.7
U.S. Treasury Obligations	3.4
Utilities	2.5
Communications	2.5
U.S. Government Agency Obligations	2.2
Energy	1.9
Technology	1.2
Industrial	1.1
Consumer, Cyclical	0.6
Basic Materials	0.1
Communication Services	0.0
Purchased Options	0.0
Materials	0.0
Structured Notes	0.0
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
United States	$39,208	$—	$—	$39,208
Total Common Stock	39,208	—	—	39,208
Mutual Funds	40,056,067	—	—	40,056,067
Purchased Options	—	40,097	—	40,097
Corporate Bonds/Notes	—	39,036,853	2,450	39,039,303
Collateralized Mortgage Obligations	—	26,570,097	—	26,570,097
Asset-Backed Securities	—	11,386,359	—	11,386,359
U.S. Government Agency Obligations	—	16,643,620	—	16,643,620
Commercial Mortgage-Backed Securities	—	18,465,271	—	18,465,271
Sovereign Bonds	—	25,289,184	—	25,289,184
U.S. Treasury Obligations	—	6,153,142	—	6,153,142
Structured Notes	—	—	—	—
Short-Term Investments	1,626,011	25,369	—	1,651,380
Total Investments, at fair value	$41,721,286	$143,609,992	$2,450	$185,333,728

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Other Financial Instruments+
Centrally Cleared Swaps	$—	$2,897,530	$—	$2,897,530
Forward Foreign Currency Contracts	—	2,184,699	—	2,184,699
Futures	115,853	—	—	115,853
OTC Swaps	—	14,031	—	14,031
Total Assets	$41,837,139	$148,706,252	$2,450	$190,545,841
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,229,735)	$—	$(3,229,735)
Forward Foreign Currency Contracts	—	(1,446,309)	—	(1,446,309)
Futures	(33,051)	—	—	(33,051)
OTC Swaps	—	(16,641)	—	(16,641)
Written Options	—	(5,939)	—	(5,939)
Total Liabilities	$(33,051)	$(4,698,624)	$—	$(4,731,675)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$6,534,186	$2,174,571	$(1,252,668)	$248,620	$7,704,709	$374,408	$47,333	$—
Voya Emerging Markets Hard Currency Debt Fund — Class P	11,083,391	3,392,412	(1,029,525)	418,778	13,865,056	692,266	(29,523)	—
Voya Emerging Markets Local Currency Debt Fund — Class P	13,806,553	125,063	(7,765,022)	1,730,210	7,896,804	125,056	(1,765,023)	—
Voya High Yield Bond Fund — Class P	7,285,686	4,001,797	(853,994)	156,009	10,589,498	501,797	46,010	—
	$38,709,816	$9,693,843	$(10,901,209)	$2,553,617	$40,056,067	$1,693,527	$(1,701,203)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	2,109,227	USD	267,978	Bank of America N.A.	01/08/21	$15,390
DKK	3,145,127	USD	506,930	Bank of America N.A.	02/05/21	9,711
USD	2,043,484	CNY	13,482,759	Barclays Bank PLC	01/08/21	(18,620)
MYR	1,761,558	USD	437,220	Barclays Bank PLC	01/08/21	998
CNY	18,464,729	USD	2,733,283	Barclays Bank PLC	01/08/21	90,782
USD	539,035	THB	16,846,826	Barclays Bank PLC	01/08/21	(23,277)
USD	278,662	TRY	2,277,569	Barclays Bank PLC	01/08/21	(27,323)
USD	362,006	MYR	1,503,844	Barclays Bank PLC	01/08/21	(12,101)
USD	2,365,432	GBP	1,778,039	BNP Paribas	02/05/21	(66,631)
USD	1,713,333	NZD	2,440,868	BNP Paribas	02/05/21	(43,252)
SEK	11,727,685	USD	1,385,010	BNP Paribas	02/05/21	40,960
USD	1,294,998	NZD	1,835,380	BNP Paribas	02/05/21	(25,844)
CHF	2,565,428	USD	2,904,729	BNP Paribas	02/05/21	(3,950)
HKD	379,429	USD	48,943	Brown Brothers Harriman & Co.	01/08/21	1
PLN	1,799,712	USD	495,205	Brown Brothers Harriman & Co.	01/08/21	(13,433)
CNY	3,690,385	USD	565,915	Brown Brothers Harriman & Co.	01/08/21	(1,493)
CZK	6,832,133	USD	318,558	Brown Brothers Harriman & Co.	01/08/21	(453)
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	5,468,665	USD	618,246	Brown Brothers Harriman & Co.	02/05/21	$19,532
USD	372,963	NOK	3,309,470	Brown Brothers Harriman & Co.	02/05/21	(13,000)
USD	520,783	AUD	673,890	Brown Brothers Harriman & Co.	02/05/21	1,062
USD	381,039	CHF	334,888	Brown Brothers Harriman & Co.	02/05/21	2,375
USD	238,412	SEK	1,947,840	Brown Brothers Harriman & Co.	02/05/21	1,575
EUR	732,341	USD	876,579	Brown Brothers Harriman & Co.	02/05/21	18,784
CAD	322,257	USD	253,910	Brown Brothers Harriman & Co.	02/05/21	(709)
SEK	5,390,769	USD	657,405	Brown Brothers Harriman & Co.	02/05/21	(1,941)
NOK	1,861,318	USD	215,807	Brown Brothers Harriman & Co.	02/05/21	1,267
MXN	11,140,362	USD	552,039	Brown Brothers Harriman & Co.	02/05/21	5,720
CAD	1,737,101	USD	1,364,214	Brown Brothers Harriman & Co.	02/05/21	642
EUR	380,537	USD	462,722	Brown Brothers Harriman & Co.	02/05/21	2,525
USD	1,128,673	NOK	9,746,208	Brown Brothers Harriman & Co.	02/05/21	(7,969)
USD	1,413,724	EUR	1,158,589	Brown Brothers Harriman & Co.	02/05/21	(2,772)
GBP	1,260,956	USD	1,709,277	Brown Brothers Harriman & Co.	02/05/21	15,503
AUD	2,335,070	USD	1,775,646	Brown Brothers Harriman & Co.	02/05/21	25,223
USD	893,644	CAD	1,144,536	Brown Brothers Harriman & Co.	02/05/21	(5,628)
USD	773,661	CAD	990,058	Brown Brothers Harriman & Co.	02/05/21	(4,236)
GBP	995,344	USD	1,329,389	Brown Brothers Harriman & Co.	02/05/21	32,076
JPY	1,349,666	USD	12,944	Brown Brothers Harriman & Co.	02/05/21	132
USD	920,060	RON	3,837,272	Citibank N.A.	01/08/21	(42,949)
USD	920,104	RON	3,837,272	Citibank N.A.	01/08/21	(42,904)
USD	973,580	PLN	3,683,763	Citibank N.A.	01/08/21	(12,541)
USD	920,082	RON	3,837,272	Citibank N.A.	01/08/21	(42,926)
RON	4,300,724	USD	1,081,604	Citibank N.A.	01/08/21	(2,287)
USD	920,060	RON	3,837,272	Citibank N.A.	01/08/21	(42,949)
ZAR	54,000	USD	3,523	Citibank N.A.	01/08/21	150
USD	331,243	RUB	26,115,734	Citibank N.A.	01/15/21	(21,373)
RUB	49,747,292	USD	648,479	Citibank N.A.	01/15/21	23,211
GBP	262,039	USD	353,749	Citibank N.A.	02/05/21	4,677
USD	670,837	CAD	866,348	Citibank N.A.	02/05/21	(9,860)
CHF	623,809	USD	702,253	Citibank N.A.	02/05/21	3,101
USD	1,203,009	PEN	4,323,854	Citibank N.A.	02/05/21	8,215
USD	1,203,009	PEN	4,323,854	Citibank N.A.	02/05/21	8,215
USD	1,203,009	PEN	4,323,854	Citibank N.A.	02/05/21	8,215
USD	1,203,009	PEN	4,323,854	Citibank N.A.	02/05/21	8,215
NZD	856,672	USD	608,222	Citibank N.A.	02/05/21	8,286
CHF	621,941	USD	695,864	Citibank N.A.	02/05/21	7,377
USD	3,282,200	JPY	339,954,868	Citibank N.A.	02/05/21	(11,492)
HUF	22,446,816	USD	72,556	Credit Suisse International	01/08/21	3,061
PEN	9,642,166	USD	2,692,158	Credit Suisse International	02/05/21	(27,776)
USD	366,971	PLN	1,420,127	Deutsche Bank AG	01/08/21	(13,189)
USD	6,048,626	EUR	4,935,502	Deutsche Bank AG	02/05/21	14,459
JPY	75,000	USD	724	Deutsche Bank AG	02/05/21	2
IDR	1,644,543,526	USD	115,788	Goldman Sachs International	01/08/21	1,384
USD	374,064	CZK	8,668,250	Goldman Sachs International	01/08/21	(29,532)
USD	796,543	RUB	61,280,178	Goldman Sachs International	01/15/21	(30,865)
USD	796,543	RUB	61,312,927	Goldman Sachs International	01/15/21	(31,307)
MXN	8,042	USD	404	Goldman Sachs International	02/05/21	(2)
CLP	309,056,252	USD	410,944	Goldman Sachs International	02/05/21	23,983
USD	1,298,660	MXN	25,909,797	Goldman Sachs International	02/05/21	1,448
USD	301,717	IDR	4,460,889,098	HSBC Bank USA N.A.	01/08/21	(16,117)
IDR	243,159,750	USD	17,121	HSBC Bank USA N.A.	01/08/21	203
ZAR	9,076,021	USD	588,509	HSBC Bank USA N.A.	01/08/21	28,764
KRW	2,556,861,130	USD	2,235,527	HSBC Bank USA N.A.	01/08/21	117,742
USD	296,598	PLN	1,137,891	HSBC Bank USA N.A.	01/08/21	(8,008)
USD	995,523	IDR	14,782,521,921	HSBC Bank USA N.A.	01/08/21	(57,717)
USD	995,255	IDR	14,782,521,921	HSBC Bank USA N.A.	01/08/21	(57,985)
USD	19,733	PHP	966,184	HSBC Bank USA N.A.	01/08/21	(382)
USD	1,019,371	BRL	5,255,164	HSBC Bank USA N.A.	02/05/21	8,085
RON	10,538,510	USD	2,649,302	JPMorgan Chase Bank N.A.	01/08/21	(4,539)
IDR	7,459,273,330	USD	526,748	JPMorgan Chase Bank N.A.	01/08/21	4,718
RUB	75,612,894	USD	998,679	JPMorgan Chase Bank N.A.	01/15/21	22,251
USD	1,163,145	ZAR	19,528,260	Morgan Stanley Capital Services LLC	01/08/21	(164,999)
PLN	2,071,653	USD	552,520	Morgan Stanley Capital Services LLC	01/08/21	2,049
HUF	60,700,518	USD	208,603	Morgan Stanley Capital Services LLC	01/08/21	(4,120)
ILS	792,296	USD	234,908	Morgan Stanley Capital Services LLC	01/08/21	11,666
CNY	3,588,772	USD	534,090	Morgan Stanley Capital Services LLC	01/08/21	14,790
CNY	374,795	USD	57,007	Morgan Stanley Capital Services LLC	01/08/21	316
THB	20,678,230	USD	689,467	Morgan Stanley Capital Services LLC	01/08/21	729
GBP	531,319	USD	717,814	Morgan Stanley Capital Services LLC	02/05/21	8,942

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	495,588	SEK	4,181,267	Morgan Stanley Capital Services LLC	02/05/21	$(12,812)
USD	745,006	EUR	611,713	Morgan Stanley Capital Services LLC	02/05/21	(2,877)
GBP	239,324	USD	322,830	Morgan Stanley Capital Services LLC	02/05/21	4,526
NZD	1,647,278	USD	1,158,166	Morgan Stanley Capital Services LLC	02/05/21	27,307
USD	1,406,657	GBP	1,042,263	Morgan Stanley Capital Services LLC	02/05/21	(18,986)
JPY	2,798,501	USD	27,085	Morgan Stanley Capital Services LLC	02/05/21	29
USD	668,015	CAD	850,883	Morgan Stanley Capital Services LLC	02/05/21	(532)
SEK	5,515,061	USD	666,286	Morgan Stanley Capital Services LLC	02/05/21	4,291
USD	281,957	CAD	361,438	Morgan Stanley Capital Services LLC	02/05/21	(2,028)
USD	2,536,050	CHF	2,257,507	Morgan Stanley Capital Services LLC	02/05/21	(16,557)
EUR	37,683,053	USD	45,249,764	Morgan Stanley Capital Services LLC	02/05/21	821,706
CHF	597,488	USD	672,635	Morgan Stanley Capital Services LLC	02/05/21	2,957
SGD	537,066	USD	395,582	Standard Chartered Bank	01/08/21	10,795
USD	995,389	IDR	14,782,521,921	Standard Chartered Bank	01/08/21	(57,851)
USD	995,121	IDR	14,782,521,921	Standard Chartered Bank	01/08/21	(58,119)
PEN	760,431	USD	212,168	Standard Chartered Bank	02/05/21	(2,041)
USD	724,830	EUR	590,775	Standard Chartered Bank	02/05/21	2,546
USD	266,948	CLP	198,985,831	Standard Chartered Bank	02/05/21	(13,079)
USD	1,325,836	COP	4,609,003,104	Standard Chartered Bank	02/05/21	(23,588)
USD	521,936	EUR	425,713	Standard Chartered Bank	02/05/21	1,458
BRL	1,752,682	USD	344,243	Standard Chartered Bank	02/05/21	(6,963)
USD	354,957	GBP	265,690	Standard Chartered Bank	02/05/21	(8,462)
JPY	2,651,123,119	USD	25,470,678	Standard Chartered Bank	02/05/21	215,034
COP	1,645,961,386	USD	480,737	Standard Chartered Bank	02/05/21	1,168
USD	654,143	EUR	536,454	Standard Chartered Bank	02/05/21	(1,728)
CAD	7,779,269	USD	6,006,923	Standard Chartered Bank	02/05/21	105,318
USD	251,317	CLP	184,466,421	Standard Chartered Bank	02/05/21	(8,278)
NZD	518,554	USD	365,308	Standard Chartered Bank	02/05/21	7,873
NZD	521,592	USD	370,153	Standard Chartered Bank	02/05/21	5,213
PLN	1,428,573	USD	384,962	State Street Bank and Trust Co.	01/08/21	(2,542)
USD	409,966	HUF	126,839,450	State Street Bank and Trust Co.	01/08/21	(17,320)
GBP	567,146	USD	763,015	State Street Bank and Trust Co.	02/05/21	12,746
NZD	1,120,211	USD	796,432	State Street Bank and Trust Co.	02/05/21	9,734
CHF	627,828	USD	706,039	State Street Bank and Trust Co.	02/05/21	3,858
USD	695,599	SEK	5,867,422	State Street Bank and Trust Co.	02/05/21	(17,822)
USD	647,997	GBP	484,261	State Street Bank and Trust Co.	02/05/21	(14,392)
SEK	6,118,013	USD	720,323	State Street Bank and Trust Co.	02/05/21	23,567
EUR	368,656	USD	446,868	State Street Bank and Trust Co.	02/05/21	3,852
GBP	518,980	USD	694,037	State Street Bank and Trust Co.	02/05/21	15,842
NZD	910,194	USD	639,976	State Street Bank and Trust Co.	02/05/21	15,052
USD	996,364	EUR	812,599	State Street Bank and Trust Co.	02/05/21	2,877
USD	676,593	SEK	5,728,383	State Street Bank and Trust Co.	02/05/21	(19,921)
GBP	506,729	USD	680,240	State Street Bank and Trust Co.	02/05/21	12,881
CHF	753,776	USD	851,859	State Street Bank and Trust Co.	02/05/21	451
USD	1,386,199	CHF	1,245,665	State Street Bank and Trust Co.	02/05/21	(22,299)
AUD	219,540	USD	161,816	State Street Bank and Trust Co.	02/05/21	7,500
USD	1,141,445	SEK	9,559,209	State Street Bank and Trust Co.	02/05/21	(20,860)
EUR	2,161,247	USD	2,650,319	State Street Bank and Trust Co.	02/05/21	(7,969)
GBP	3,278,898	USD	4,372,011	State Street Bank and Trust Co.	02/05/21	112,979
USD	692,702	CHF	612,214	State Street Bank and Trust Co.	02/05/21	460
SEK	10,053,385	USD	1,217,749	State Street Bank and Trust Co.	02/05/21	4,643
USD	1,185,050	EUR	980,405	State Street Bank and Trust Co.	02/05/21	(13,598)
AUD	1,249,593	USD	926,175	State Street Bank and Trust Co.	02/05/21	37,545
USD	580,887	CAD	744,377	State Street Bank and Trust Co.	02/05/21	(3,977)
USD	1,032,932	CAD	1,340,072	State Street Bank and Trust Co.	02/05/21	(19,975)
USD	586,686	CAD	750,826	State Street Bank and Trust Co.	02/05/21	(3,245)
CAD	2,470,265	USD	1,947,511	State Street Bank and Trust Co.	02/05/21	(6,602)
USD	969,842	SEK	8,250,057	State Street Bank and Trust Co.	02/05/21	(33,283)
MXN	13,845,163	USD	693,609	State Street Bank and Trust Co.	02/05/21	(431)
CHF	656,298	USD	744,023	State Street Bank and Trust Co.	02/05/21	(1,934)
USD	337,813	EUR	274,866	State Street Bank and Trust Co.	02/05/21	1,761
USD	389,657	NZD	548,778	State Street Bank and Trust Co.	02/05/21	(5,275)
SEK	5,432,552	USD	662,680	State Street Bank and Trust Co.	02/05/21	(2,136)
NZD	536,535	USD	381,519	State Street Bank and Trust Co.	02/05/21	4,602
GBP	249,923	USD	336,969	State Street Bank and Trust Co.	02/05/21	4,884
NOK	6,306,540	USD	737,362	State Street Bank and Trust Co.	02/05/21	(1,868)
USD	246,354	CHF	222,695	State Street Bank and Trust Co.	02/05/21	(5,452)
AUD	1,861,382	USD	1,417,001	State Street Bank and Trust Co.	02/05/21	18,547
USD	1,674,191	AUD	2,212,604	State Street Bank and Trust Co.	02/05/21	(32,228)
CHF	616,557	USD	693,990	State Street Bank and Trust Co.	02/05/21	3,163
USD	657,479	NZD	928,647	State Street Bank and Trust Co.	02/05/21	(10,828)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,343,169	USD	997,808	State Street Bank and Trust Co.	02/05/21	$38,079
SEK	5,057,368	USD	614,677	State Street Bank and Trust Co.	02/05/21	249
GBP	498,092	USD	670,614	State Street Bank and Trust Co.	02/05/21	10,694
						$738,390

At December 31, 2020, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	10	03/15/21	$1,135,071	$5,053
Australia 3-Year Bond	26	03/15/21	2,354,014	1,607
Canada 10-Year Bond	3	03/22/21	351,402	3
Euro-Bobl 5-Year	84	03/08/21	13,871,899	(3,361)
Euro-Buxl® 30-year German Government Bond	8	03/08/21	2,201,302	19,072
Euro-OAT	52	03/08/21	10,663,376	30,717
Euro-Schatz	49	03/08/21	6,720,836	(3,962)
Japanese Government Bonds 10-Year Mini	31	03/12/21	4,558,656	(6,686)
Long Gilt	18	03/29/21	3,336,324	32,500
Long-Term Euro-BTP	11	03/08/21	2,042,721	10,336
U.S. Treasury 2-Year Note	13	03/31/21	2,872,695	2,335
			$50,108,296	$87,614
Short Contracts:
Euro-Bund	(3)	03/08/21	(651,038)	(1,447)
Japan 10-Year Bond (TSE)	(3)	03/15/21	(4,413,927)	560
U.S. Treasury 10-Year Note	(104)	03/22/21	(14,360,125)	(9,446)
U.S. Treasury 5-Year Note	(27)	03/31/21	(3,406,430)	(7,373)
U.S. Treasury Long Bond	(4)	03/22/21	(692,750)	3,070
U.S. Treasury Ultra 10-Year Note	(34)	03/22/21	(5,316,219)	10,600
U.S. Treasury Ultra Long Bond	(17)	03/22/21	(3,630,562)	(776)
			$(32,471,051)	$(4,812)

At December 31, 2020, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.283%	Semi-Annual	04/14/30	CAD	2,300,000	$24,139	$24,139
Pay	3-month CAD-CDOR	Semi-Annual	2.960	Semi-Annual	11/21/44	CAD	1,000,000	215,173	215,173
Pay	6-month GBP-LIBOR	Semi-Annual	0.490	Semi-Annual	04/02/23	GBP	900,000	12,072	12,072
Pay	6-month GBP-LIBOR	Semi-Annual	2.899	Semi-Annual	08/22/44	GBP	2,000,000	1,456,307	1,456,307
Pay	6-month JPY-LIBOR	Semi-Annual	0.147	Semi-Annual	12/07/35	JPY	40,000,000	(1,180)	(1,180)
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY	277,200,000	161,050	161,050
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD	1,250,000	204,046	204,046
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD	584,000	83,489	83,489
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD	3,950,000	394,279	394,279
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	115,547	115,547
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	231,428	231,428
Receive	6-month GBP-LIBOR	Semi-Annual	0.581	Semi-Annual	04/02/50	GBP	200,000	(391)	(391)
Receive	1-month USD-LIBOR	Monthly	1.493	Monthly	09/12/21	USD	11,000,000	(105,296)	(105,296)
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD	23,590,000	(793,811)	(793,811)
Receive	1-month USD-LIBOR	Monthly	2.816	Monthly	06/19/23	USD	1,716,000	(112,850)	(112,850)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD	1,210,000	(111,000)	(111,000)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD	4,110,000	(422,112)	(422,112)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	(369,715)	(369,715)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD	1,690,000	(250,710)	(250,710)
Receive	1-month USD-LIBOR	Monthly	2.884	Monthly	06/19/28	USD	910,000	(153,138)	(153,138)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD	780,000	(147,871)	(147,871)
Receive	1-month USD-LIBOR	Monthly	1.646	Monthly	10/30/29	USD	3,000,000	(238,979)	(238,979)
Receive	3-month USD-LIBOR	Quarterly	1.807	Semi-Annual	12/18/29	USD	2,250,000	(191,108)	(191,108)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD	400,000	(66,872)	(66,872)
Receive	1-month USD-LIBOR	Monthly	2.962	Monthly	04/30/33	USD	530,000	(126,199)	(126,199)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD	520,000	(138,503)	(138,503)
								$(332,205)	$(332,205)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following OTC total return swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Japanese Government 30-year Issue	At Maturity	(0.04)%	At Maturity	BNP Paribas	01/28/21	JPY	230,000,000	$(13,824)	$—	$(13,824)
Receive	Japanese Government 20-year Issue	At Maturity	(0.05)%	At Maturity	BNP Paribas	02/05/21	JPY	50,000,000	(605)	—	(605)
Receive	Japanese Government 5-year Issue	At Maturity	(0.02)%	At Maturity	BNP Paribas	03/10/21	JPY	1,457,000,000	(2,212)	—	(2,212)
Receive	Japanese Government 20-year Issue	At Maturity	(0.05)%	At Maturity	Citibank N.A.	01/08/21	JPY	345,000,000	14,031	—	14,031
									$(2,610)	$—	$(2,610)

At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Reference Entity(2)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap Bank N.A.	JPMorgan Chase Series 35, Version 1	CDX North American High Yield Index, 5.000%	Pay	103.500%	02/17/21	USD	1,833,000	$21,080	$5,673
								$21,080	$5,673

At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728	USD	9,242,000	$77,762	$34,424
						$77,762	$34,424

At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	BNP Paribas	01/15/21	0.745	USD	5,743,000	$36,181	$(5,939)
						$36,181	$(5,939)

(1)  The Portfolio will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Portfolio has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Portfolio has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)  Payments received quarterly.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$5,673
Foreign exchange contracts	Investments in securities at value*	34,424
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,184,699
Interest rate contracts	Net Assets — Unrealized appreciation**	115,853
Interest rate contracts	Net Assets — Unrealized appreciation***	2,897,530
Interest rate contracts	Unrealized appreciation on OTC swap agreements	14,031
Total Asset Derivatives		$5,252,210
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,446,309
Interest rate contracts	Net Assets — Unrealized depreciation**	33,051
Interest rate contracts	Net Assets — Unrealized depreciation***	3,229,735
Interest rate contracts	Unrealized depreciation on OTC swap agreements	16,641
Foreign exchange contracts	Written options, at fair value	5,939
Total Liability Derivatives		$4,731,675

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(69,618)	$—	$(19,804)	$—	$—	$(89,422)
Credit Contracts	(35,606)	—	—	1,387,662	6,756	1,358,812
Foreign exchange contracts	(285,830)	4,843,053	—	(65,059)	147,335	4,639,499
Interest rate contracts	124,258	—	(216,079)	(2,687,073)	1,787,382	(991,512)
Total	$(266,796)	$4,843,053	$(235,883)	$(1,364,470)	$1,941,473	$4,917,377

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$—	$—	$—	$—
Credit contracts	(15,407)	—	—	(72,103)	—	(87,510)
Foreign exchange contracts	(13,572)	(59,899)	—	31,815	(31,882)	(73,538)
Interest rate contracts	1,061	—	263,324	(1,099,078)	—	(834,693)
Total	$(27,918)	$(59,899)	$263,324	$(1,139,366)	$(31,882)	$(995,741)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harrmian & Co.	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,673	$34,424	$—	$—	$40,097
Forward foreign currency contracts	25,101	91,780	40,960	126,417	79,662	3,061	14,461	26,815	154,794	26,969	899,308	349,405	345,966	2,184,699
Total return swaps	—	—	—	—	14,031	—	—	—	—	—	—	—	—	14,031
Total Assets	$25,101	$91,780	$40,960	$126,417	$93,693	$3,061	$14,461	$26,815	$154,794	$32,642	$933,732	$349,405	$345,966	$2,238,827
Liabilities:
Forward foreign currency contracts	$—	$81,321	$139,677	$51,634	$229,281	$27,776	$13,189	$91,706	$140,209	$4,539	$222,911	$180,109	$263,957	$1,446,309
Total return swaps	—	—	16,641	—	—	—	—	—	—	—	—	—	—	16,641
Written options	—	—	5,939	—	—	—	—	—	—	—	—	—	—	5,939
Total Liabilities	$—	$81,321	$162,257	$51,634	$229,281	$27,776	$13,189	$91,706	$140,209	$4,539	$222,911	$180,109	$263,957	$1,468,889
Net OTC derivative instruments by counterparty, at fair value	$25,101	$10,459	$(121,297)	$74,783	$(135,588)	$(24,715)	$1,272	$(64,891)	$14,585	$28,103	$710,821	$169,296	$82,009	$769,938
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$121,297	$—	$—	$—	$—	$—	$—	$—	$(710,821)	$—	$—	$(589,524)
Net Exposure(1)(2)	$25,101	$10,459	$—	$74,783	$(135,588)	$(24,715)	$1,272	$(64,891)	$14,585	$28,103	$—	$169,296	$82,009	$180,414

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2020 the Portfolio received $930,000 in cash collateral from Morgan Stanley Capital Services LLC. In addition, the Portfolio had pledged $230,000 in cash collateral to BNP Paribas. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $179,155,754.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$16,640,060
Gross Unrealized Depreciation	(9,010,117)
Net Unrealized Appreciation	$7,629,943

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Australia: 8.2%
258,445		Australia & New Zealand Banking Group Ltd.	$4,535,230	1.1
206,208		Fortescue Metals Group Ltd.	3,724,614	0.9
69,782		Rio Tinto Ltd.	6,136,741	1.5
3,074,241		Other Securities	19,912,502	4.7
			34,309,087	8.2
		Austria: 0.5%
54,881		Other Securities	2,192,103	0.5
		Belgium: 0.8%
41,460		Other Securities	3,248,919	0.8
		China: 0.7%
985,000		BOC Hong Kong Holdings Ltd.	2,985,758	0.7
		Denmark: 1.6%
18,090		Carlsberg A/S	2,900,052	0.7
25,907		Other Securities	3,743,988	0.9
			6,644,040	1.6
		Finland: 2.2%
37,255		Kone Oyj	3,035,524	0.7
74,285		UPM-Kymmene OYJ	2,770,193	0.7
63,363		Other Securities	3,190,423	0.8
			8,996,140	2.2
		France: 8.2%
20,288		Cie Generale des Etablissements Michelin SCA	2,612,203	0.6
254,571		Orange SA	3,030,656	0.7
53,671		Sanofi	5,201,924	1.3
644,914	(1)	Other Securities	23,262,881	5.6
			34,107,664	8.2
		Germany: 7.6%
32,498		BASF SE	2,568,713	0.6
33,738		Bayerische Motoren Werke AG	2,977,583	0.7
38,069		Daimler AG	2,698,288	0.7
80,948		Deutsche Post AG	4,009,797	1.0
232,753		Deutsche Telekom AG	4,248,322	1.0
15,034		Siemens AG	2,165,582	0.5
12,484	(2)	Siemens Energy AG	457,530	0.1
462,829		Other Securities	12,412,862	3.0
			31,538,677	7.6
Shares				Value	Percentage of Net Assets
			Hong Kong: 4.0%
298,500			CLP Holdings Ltd.	$2,760,123	0.7
3,460,600			Other Securities	13,903,146	3.3
				16,663,269	4.0
			Ireland: 0.4%
35,364			Other Securities	1,503,901	0.4
			Israel: 1.1%
443,582			Bank Leumi Le-Israel BM	2,618,358	0.6
393,825			Other Securities	2,136,049	0.5
				4,754,407	1.1
			Italy: 4.8%
177,562			Assicurazioni Generali S.p.A.	3,108,807	0.7
1,658,889	(2)		Intesa Sanpaolo SpA	3,921,124	0.9
241,382	(3)		Poste Italiane SpA	2,469,025	0.6
501,276			Snam SpA	2,830,987	0.7
515,461	(1)		Other Securities	7,849,513	1.9
				20,179,456	4.8
			Japan: 25.4%
129,400			Ajinomoto Co., Inc.	2,932,171	0.7
761,800			ENEOS Holdings, Inc.	2,736,159	0.7
130,500			Itochu Corp.	3,753,195	0.9
128,500			LIXIL Group Corp.	2,786,737	0.7
207,500			Mitsubishi Chemical Holdings Corp.	1,257,107	0.3
114,800			Mitsubishi Corp.	2,830,031	0.7
79,700			Mitsubishi Heavy Industries Ltd.	2,440,900	0.6
1,082,100			Mitsubishi UFJ Financial Group, Inc.	4,791,128	1.1
31,300			Secom Co., Ltd.	2,887,479	0.7
130,900			Sekisui House Ltd.	2,666,669	0.6
240,700			SoftBank Corp.	3,021,265	0.7
133,600			Sumitomo Mitsui Financial Group, Inc.	4,141,353	1.0
88,600			Sumitomo Mitsui Trust Holdings, Inc.	2,733,729	0.7
2,633,200	(1	),(4)	Other Securities	66,996,305	16.0
				105,974,228	25.4
			Netherlands: 3.2%
71,922			Koninklijke Ahold Delhaize NV	2,029,004	0.5
12,999			Koninklijke DSM NV	2,235,440	0.5
212,654			Koninklijke KPN NV	646,314	0.2
18,691	(2)		Koninklijke Philips NV	1,006,832	0.3
40,663	(2)		Randstad NV	2,632,210	0.6
83,744			Other Securities	4,696,098	1.1
				13,245,898	3.2

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
		New Zealand: 0.4%
396,863		Other Securities		$1,694,564	0.4
		Norway: 0.4%
162,929		Other Securities		1,882,682	0.4
		Portugal: 0.2%
62,709		Other Securities		664,485	0.2
		Singapore: 1.0%
1,497,200		Other Securities		4,076,178	1.0
		Spain: 2.7%
99,472		Endesa S.A.		2,728,393	0.6
293,362		Repsol SA		2,955,346	0.7
250,125		Other Securities		5,806,305	1.4
				11,490,044	2.7
		Sweden: 1.5%
331,487		Other Securities		6,328,080	1.5
		Switzerland: 5.7%
57,108		LafargeHolcim Ltd. - CHF		3,134,533	0.7
45,802		Novartis AG		4,312,623	1.0
12,344		Zurich Insurance Group AG		5,202,024	1.3
47,172		Other Securities		11,133,382	2.7
				23,782,562	5.7
		United Kingdom: 16.2%
208,177		3	i Group PLC	3,292,727	0.8
68,550		Admiral Group Plc		2,710,599	0.7
687,769		Aviva PLC		3,059,225	0.7
1,918,735	(2)	Barclays PLC		3,849,170	0.9
1,550,947		BP PLC		5,351,930	1.3
30,478		Croda International PLC		2,740,890	0.7
251,540		GlaxoSmithKline PLC		4,602,679	1.1
141,544		Imperial Brands PLC		2,968,832	0.7
1,313,837	(2)	Natwest Group PLC		3,003,418	0.7
69,809		Persimmon PLC		2,634,792	0.6
478,451	(2)	Standard Chartered PLC		3,038,142	0.7
78,732		Unilever PLC		4,767,279	1.1
4,249,739		Other Securities		25,815,247	6.2
				67,834,930	16.2
		Total Common Stock (Cost $364,149,305)		404,097,072	96.8
EXCHANGE-TRADED FUNDS: 0.7%
40,749		iShares MSCI EAFE ETF		2,973,047	0.7
		Total Exchange-Traded Funds (Cost $2,613,490)		2,973,047	0.7
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
		Germany: 0.1%
5,283		Other Securities	$595,679	0.1
		Total Preferred Stock (Cost $415,361)	595,679	0.1
RIGHTS: 0.0%
		Spain: 0.0%
54,452	(1)	Other Securities	18,672	0.0
		Total Rights (Cost $19,229)	18,672	0.0
		Total Long-Term Investments (Cost $367,197,385)	407,684,470	97.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
		Repurchase Agreements: 1.0%
156,054	(5)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $156,055, collateralized by various U.S. Government Agency Obligations, 1.500%-3.500%, Market Value plus accrued interest $159,175, due 02/01/48-01/01/51)	$156,054	0.0
1,000,000	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.3

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
1,000,000	(5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 01/26/21-01/01/51)	$1,000,000	0.2
1,000,000	(5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 01/15/21-01/01/51)	1,000,000	0.3
1,000,000	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2
		Total Repurchase Agreements
		Total Short-Term Investments (Cost $4,156,054)	4,156,054	1.0
		Total Investments in Securities (Cost $371,353,439)	$411,840,524	98.6
		Assets in Excess of Other Liabilities	5,677,753	1.4
		Net Assets	$417,518,277	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)  The grouping contains securities on loan.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	22.4%
Industrials	15.8
Consumer Staples	11.5
Materials	8.9
Health Care	7.6
Consumer Discretionary	7.0
Communication Services	6.5
Utilities	5.4
Energy	4.2
Information Technology	4.1
Real Estate	3.5
Exchange-Traded Funds	0.7
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$34,309,087	$—	$34,309,087
Austria	—	2,192,103	—	2,192,103
Belgium	1,388,545	1,860,374	—	3,248,919
China	—	2,985,758	—	2,985,758
Denmark	—	6,644,040	—	6,644,040
Finland	—	8,996,140	—	8,996,140
France	—	34,107,664	—	34,107,664
Germany	457,530	31,081,147	—	31,538,677
Hong Kong	—	16,663,269	—	16,663,269
Ireland	—	1,503,901	—	1,503,901
Israel	—	4,754,407	—	4,754,407
Italy	—	20,179,456	—	20,179,456
Japan	—	105,974,228	—	105,974,228
Netherlands	2,206,441	11,039,457	—	13,245,898
New Zealand	—	1,694,564	—	1,694,564
Norway	—	1,882,682	—	1,882,682
Portugal	—	664,485	—	664,485
Singapore	—	4,076,178	—	4,076,178
Spain	—	11,490,044	—	11,490,044
Sweden	—	6,328,080	—	6,328,080
Switzerland	—	23,782,562	—	23,782,562
United Kingdom	4,767,279	63,067,651	—	67,834,930
Total Common Stock	8,819,795	395,277,277	—	404,097,072
Exchange-Traded Funds	2,973,047	—	—	2,973,047
Preferred Stock	—	595,679	—	595,679
Rights	18,672	—	—	18,672
Short-Term Investments	—	4,156,054	—	4,156,054
Total Investments, at fair value	$11,811,514	$400,029,010	$—	$411,840,524
Other Financial Instruments+
Forward Foreign Currency Contracts	—	10	—	10
Total Assets	$11,811,514	$400,029,020	$—	$411,840,534

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya International High Dividend Low Volatility Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	68,912	EUR	56,401	The Bank of New York Mellon	01/05/21	$10
						$10

Currency Abbreviations

EUR — EU Euro

USD — United States Dollar

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   SUMMARY PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$10
Total Asset Derivatives		$10

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$5,402
Total	$5,402
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$10
Total	$10

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$10
Total Assets	$10
Net OTC derivative instruments by counterparty, at fair value	$10
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$10

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $376,859,961.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$52,062,773
Gross Unrealized Depreciation	(13,512,563)
Net Unrealized Appreciation	$38,550,210

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.1%
			Communication Services: 1.7%
92,155			Fox Corp. - Class B	$2,661,436	0.7
380,141			Other Securities	3,410,818	1.0
				6,072,254	1.7
			Consumer Discretionary: 9.3%
22,532			Advance Auto Parts, Inc.	3,549,015	1.0
30,659			Sodexo SA	2,592,931	0.8
622,257	(1	),(2)	Other Securities	25,972,133	7.5
				32,114,079	9.3
			Consumer Staples: 7.2%
102,219			Conagra Brands, Inc.	3,706,461	1.1
28,192			JM Smucker Co.	3,258,995	0.9
137,383			Koninklijke Ahold Delhaize NV	3,875,735	1.1
41,877			Spectrum Brands Holdings, Inc.	3,307,446	0.9
347,567			Other Securities	10,969,559	3.2
				25,118,196	7.2
			Energy: 2.3%
78,674			ConocoPhillips	3,146,173	0.9
218,404	(1	),(2)	Other Securities	4,774,616	1.4
				7,920,789	2.3
			Financials: 21.8%
70,081			Aflac, Inc.	3,116,502	0.9
17,205			Ameriprise Financial, Inc.	3,343,448	1.0
55,564			Axis Capital Holdings Ltd.	2,799,870	0.8
94,056			Bank of New York Mellon Corp.	3,991,737	1.2
35,685			Chubb Ltd.	5,492,635	1.6
42,485			Commerce Bancshares, Inc.	2,791,265	0.8
142,202	(3)		Compass Diversified Holdings	2,765,829	0.8
128,173			Home Bancshares, Inc./ Conway AR	2,496,810	0.7
60,517			Northern Trust Corp.	5,636,553	1.6
27,870			Reinsurance Group of America, Inc.	3,230,133	0.9
19,177			Signature Bank	2,594,456	0.8
16,562			T. Rowe Price Group, Inc.	2,507,321	0.7
65,638			Truist Financial Corp.	3,146,029	0.9
1,095,694	(2)		Other Securities	31,600,737	9.1
				75,513,325	21.8
			Health Care: 10.3%
10,126			Becton Dickinson & Co.	2,533,728	0.7
55,849			Cardinal Health, Inc.	2,991,272	0.9
43,164			Cerner Corp.	3,387,511	1.0
82,022	(4)		Envista Holdings Corp.	2,766,602	0.8
Shares				Value	Percentage of Net Assets
14,800			McKesson Corp.	$2,574,016	0.8
29,761			Quest Diagnostics, Inc.	3,546,618	1.0
30,369			Universal Health Services, Inc.	4,175,738	1.2
43,670			Zimmer Biomet Holdings, Inc.	6,729,110	1.9
127,912	(2)		Other Securities	7,066,017	2.0
				35,770,612	10.3
			Industrials: 19.7%
68,302			Emerson Electric Co.	5,489,432	1.6
17,258			General Dynamics Corp.	2,568,335	0.7
24,118			Hubbell, Inc.	3,781,461	1.1
164,456			IMI PLC	2,620,680	0.8
67,938			Johnson Controls International plc	3,165,231	0.9
31,713			MSC Industrial Direct Co.	2,676,260	0.8
180,978			nVent Electric PLC	4,214,978	1.2
30,331			Oshkosh Corp.	2,610,589	0.8
39,258			Republic Services, Inc.	3,780,545	1.1
83,783			Southwest Airlines Co.	3,905,126	1.1
1,287,528	(1	),(2)	Other Securities	33,439,745	9.6
				68,252,382	19.7
			Information Technology: 9.0%
32,360			Applied Materials, Inc.	2,792,668	0.8
21,485	(4)		F5 Networks, Inc.	3,780,071	1.1
124,203			HP, Inc.	3,054,152	0.9
110,338	(4)		Teradata Corp.	2,479,295	0.7
358,419	(2)		Other Securities	19,175,055	5.5
				31,281,241	9.0
			Materials: 5.1%
286,513			Graphic Packaging Holding Co.	4,853,530	1.4
134,275			Mondi PLC	3,146,319	0.9
64,075			Sonoco Products Co.	3,796,444	1.1
233,802	(1	),(2)	Other Securities	5,805,492	1.7
				17,601,785	5.1
			Real Estate: 5.3%
797,366			Other Securities	18,568,905	5.3
			Utilities: 5.4%
56,724			Edison International	3,563,402	1.0
56,249			NorthWestern Corp.	3,279,879	1.0
48,629			Pinnacle West Capital Corp.	3,887,888	1.1
112,286			Other Securities	7,951,194	2.3
				18,682,363	5.4
			Total Common Stock (Cost $291,304,267)	336,895,931	97.1

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.6%
56,160		iShares Russell Mid-Cap Value ETF	$5,445,273	1.6
		Total Exchange-Traded Funds (Cost $4,799,857)	5,445,273	1.6
		Total Long-Term Investments (Cost $296,104,124)	342,341,204	98.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Repurchase Agreements: 0.3%
184,916	(5)	Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $184,917, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $188,614, due 01/31/21-01/15/56)	$184,916	0.0
1,000,000	(5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.3
		Total Repurchase Agreements (Cost $1,184,916)	1,184,916	0.3
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.9%
6,609,232	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $6,609,232)	$6,609,232	1.9
		Total Short-Term Investments (Cost $7,794,148)	7,794,148	2.2
		Total Investments in Securities (Cost $303,898,272)	$350,135,352	100.9
		Liabilities in Excess of Other Assets	(3,094,930)	(0.9)
		Net Assets	$347,040,422	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains securities on loan.

(2)  The grouping contains non-income producing securities.

(3)  Security is a Master Limited Partnership.

(4)  Non-income producing security.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$6,072,254	$—	$—	$6,072,254
Consumer Discretionary	29,521,148	2,592,931	—	32,114,079
Consumer Staples	19,208,004	5,910,192	—	25,118,196
Energy	7,920,789	—	—	7,920,789
Financials	75,513,325	—	—	75,513,325
Health Care	35,770,612	—	—	35,770,612
Industrials	63,433,910	4,818,472	—	68,252,382
Information Technology	31,281,241	—	—	31,281,241
Materials	14,455,466	3,146,319	—	17,601,785
Real Estate	18,568,905	—	—	18,568,905
Utilities	18,682,363	—	—	18,682,363
Total Common Stock	320,428,017	16,467,914	—	336,895,931
Exchange-Traded Funds	5,445,273	—	—	5,445,273
Short-Term Investments	6,609,232	1,184,916	—	7,794,148
Total Investments, at fair value	$332,482,522	$17,652,830	$—	$350,135,352
Other Financial Instruments+
Forward Foreign Currency Contracts	—	23,568	—	23,568
Total Assets	$332,482,522	$17,676,398	$—	$350,158,920
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(143,633)	$—	$(143,633)
Total Liabilities	$—	$(143,633)	$—	$(143,633)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,069,223	USD	48,969	Bank of America N.A.	03/31/21	$176
USD	1,455,094	JPY	150,907,802	Bank of America N.A.	03/31/21	(7,911)
USD	136,277	EUR	110,990	Credit Suisse AG	03/31/21	417
EUR	157,727	USD	192,413	Credit Suisse AG	03/31/21	655
USD	5,683,230	EUR	4,628,414	Credit Suisse AG	03/31/21	17,731
USD	46,177	NOK	395,171	Goldman Sachs & Co.	03/31/21	104
USD	1,660,622	NOK	14,433,963	Goldman Sachs & Co.	03/31/21	(22,230)
USD	180,953	GBP	132,891	JPMorgan Chase Bank N.A.	03/31/21	(873)
GBP	140,252	USD	187,413	JPMorgan Chase Bank N.A.	03/31/21	4,485
USD	6,889,962	GBP	5,116,554	JPMorgan Chase Bank N.A.	03/31/21	(110,698)
USD	2,055,475	CAD	2,618,265	Morgan Stanley	03/31/21	(1,921)
						$(120,065)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

USD — United States Dollar

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$23,568
Total Asset Derivatives		$23,568
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$143,633
Total Liability Derivatives		$143,633

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,654,209)
Total	$(1,654,209)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$71,427
Total	$71,427

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $311,878,646.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$53,123,745
Gross Unrealized Depreciation	(14,986,474)
Net Unrealized Appreciation	$38,137,271

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Communication Services: 4.5%
608,500	(1)	Iridium Communications, Inc.	$23,929,263	4.0
170,000		Manchester United PLC - Class A	2,845,800	0.5
			26,775,063	4.5
		Consumer Discretionary: 23.9%
93,800	(1)	Bright Horizons Family Solutions, Inc.	16,226,462	2.7
310,000		Choice Hotels International, Inc.	33,086,300	5.6
86,000		Marriott Vacations Worldwide Corp.	11,800,920	2.0
432,500	(1)	Penn National Gaming, Inc.	37,355,025	6.3
82,500		Red Rock Resorts, Inc.	2,065,800	0.3
150,000		Vail Resorts, Inc.	41,844,000	7.0
			142,378,507	23.9
		Financials: 27.6%
395,000	(1)	Arch Capital Group Ltd.	14,247,650	2.4
135,000		Carlyle Group, Inc./The	4,244,400	0.7
152,600		Cohen & Steers, Inc.	11,338,180	1.9
39,000		Essent Group Ltd.	1,684,800	0.3
80,000		Factset Research Systems, Inc.	26,600,000	4.5
33,125		Houlihan Lokey, Inc.	2,226,994	0.4
75,080		Kinsale Capital Group, Inc.	15,025,760	2.5
49,000		Moelis & Co.	2,291,240	0.4
72,000		Morningstar, Inc.	16,673,040	2.8
120,000		MSCI, Inc. - Class A	53,583,600	9.0
119,000		Primerica, Inc.	15,937,670	2.7
35,500	(1)	Yucaipa Acquisition Corp.	362,100	0.0
			164,215,434	27.6
		Health Care: 13.6%
27,000	(1)	Adaptive Biotechnologies Corp.	1,596,510	0.3
23,131	(1)	American Well Corp.	585,908	0.1
50,000		Bio-Techne Corp.	15,877,500	2.7
Shares				Value	Percentage of Net Assets
117,300			Dechra Pharmaceuticals PLC	$5,524,455	0.9
49,295	(1)		Denali Therapeutics, Inc.	4,128,949	0.7
55,800	(1)		Idexx Laboratories, Inc.	27,892,746	4.7
6,905	(1)		Mettler Toledo International, Inc.	7,869,491	1.3
41,550	(1)		Neogen Corp.	3,294,915	0.5
53,000	(1)		Schrodinger, Inc./ United States	4,196,540	0.7
35,000			West Pharmaceutical Services, Inc.	9,915,850	1.7
				80,882,864	13.6
			Industrials: 9.6%
49,890	(1)		BrightView Holdings, Inc.	754,337	0.1
42,850	(1)		CoStar Group, Inc.	39,605,398	6.7
501,725	(2)		Marel HF	3,076,901	0.5
4,129,898	(1	),(3),(4)	Northvolt AB - Series E	820,322	0.1
157,500	(1)		Trex Co., Inc.	13,185,900	2.2
				57,442,858	9.6
			Information Technology: 14.3%
53,870	(1)		Altair Engineering, Inc.	3,134,157	0.5
90,000	(1)		ANSYS, Inc.	32,742,000	5.5
110,000	(1)		Gartner, Inc.	17,620,900	3.0
100,000	(1)		Guidewire Software, Inc.	12,873,000	2.2
5,000			Littelfuse, Inc.	1,273,300	0.2
193,400			SS&C Technologies Holdings, Inc.	14,069,850	2.4
13,000	(1)		Wix.com Ltd.	3,249,480	0.5
				84,962,687	14.3
			Real Estate: 6.1%
65,954			Alexandria Real Estate Equities, Inc.	11,754,322	2.0
22,000			American Assets Trust, Inc.	635,360	0.1
285,000			Douglas Emmett, Inc.	8,316,300	1.4
373,896			Gaming and Leisure Properties, Inc.	15,853,190	2.6
				36,559,172	6.1
			Total Common Stock (Cost $117,706,370)	593,216,585	99.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.5%
			Consumer Staples: 0.1%
21,175	(1	),(3),(4)	Farmer's Business Network, Inc. - Series F	$712,962	0.1
			Health Care: 0.1%
87,338	(1	),(3),(4)	Zymergen, Inc. - Series D	717,045	0.1
			Information Technology: 0.3%
90,000	(1	),(4)	Desktop Metal, Inc.	1,532,520	0.3
			Total Preferred Stock (Cost $2,249,969)	2,962,527	0.5
			Total Long-Term Investments (Cost $119,956,339)	596,179,112	100.1
SHORT-TERM INVESTMENTS: 0.3%
			Mutual Funds: 0.3%
2,082,367	(5)		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $2,082,367)	2,082,367	0.3
			Total Short-Term Investments (Cost $2,082,367)	2,082,367	0.3
			Total Investments in Securities (Cost $122,038,706)	$598,261,479	100.4
			Liabilities in Excess of Other Assets	(2,369,655)	(0.4)
			Net Assets	$595,891,824	100.0

(1)  Non-income producing security.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $3,782,849 or 0.6% of net assets. Please refer to the table below for additional details.

(5)  Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$26,775,063	$—	$—	$26,775,063
Consumer Discretionary	142,378,507	—	—	142,378,507
Financials	164,215,434	—	—	164,215,434
Health Care	75,358,409	5,524,455	—	80,882,864
Industrials	56,622,536	—	820,322	57,442,858
Information Technology	84,962,687	—	—	84,962,687
Real Estate	36,559,172	—	—	36,559,172
Total Common Stock	586,871,808	5,524,455	820,322	593,216,585
Preferred Stock	—	1,532,520	1,430,007	2,962,527
Short-Term Investments	2,082,367	—	—	2,082,367
Total Investments, at fair value	$588,954,175	$7,056,975	$2,250,329	$598,261,479

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, VY® Baron Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Desktop Metal, Inc.	12/9/2020	$900,000	$1,532,520
Farmer's Business Network, Inc. - Series F	7/31/2020	699,973	712,962
Northvolt AB - Series E	9/21/2020	651,737	820,322
Zymergen, Inc. - Series D	7/31/2020	649,996	717,045
		$2,901,706	$3,782,849

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $124,456,075.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$473,994,639
Gross Unrealized Depreciation	(189,235)
Net Unrealized Appreciation	$473,805,404

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 12.7%
28,264		Activision Blizzard, Inc.	$2,624,312	1.5
1,578	(1)	Alphabet, Inc. - Class A	2,765,666	1.6
1,868	(1)	Alphabet, Inc. - Class C	3,272,512	1.9
98,546		Comcast Corp. - Class A	5,163,810	2.9
11,983	(1)	Facebook, Inc. - Class A	3,273,276	1.9
19,830	(1)	T-Mobile US, Inc.	2,674,076	1.5
13,750	(1)	Walt Disney Co.	2,491,225	1.4
			22,264,877	12.7
		Consumer Discretionary: 11.5%
2,608	(1)	Amazon.com, Inc.	8,494,074	4.8
17,502	(1)	Dollar Tree, Inc.	1,890,916	1.1
47,777		eBay, Inc.	2,400,794	1.4
19,579		Lowe's Cos, Inc.	3,142,625	1.8
58,897	(2)	Other Securities	4,314,598	2.4
			20,243,007	11.5
		Consumer Staples: 5.4%
54,648		Coca-Cola Co.	2,996,897	1.7
32,930		Mondelez International, Inc.	1,925,417	1.1
29,432		Philip Morris International, Inc.	2,436,675	1.4
27,984		Other Securities	2,169,183	1.2
			9,528,172	5.4
		Energy: 2.5%
76,049		Canadian Natural Resources Ltd.	1,828,978	1.0
20,026		Chevron Corp.	1,691,196	1.0
18,591		Other Securities	927,133	0.5
			4,447,307	2.5
		Financials: 12.4%
14,200		American Express Co.	1,716,922	1.0
55,817		Bank of America Corp.	1,691,813	1.0
20,497	(1)	Berkshire Hathaway, Inc. - Class B	4,752,639	2.7
4,092		Blackrock, Inc.	2,952,542	1.7
46,409		Citigroup, Inc.	2,861,579	1.6
22,883		JPMorgan Chase & Co.	2,907,743	1.6
39,173		Morgan Stanley	2,684,526	1.5
17,555		Other Securities	2,263,702	1.3
			21,831,466	12.4
Shares			Value	Percentage of Net Assets
		Health Care: 11.4%
14,249		Abbott Laboratories	$1,560,123	0.9
7,093		Becton Dickinson & Co.	1,774,810	1.0
26,096		Johnson & Johnson	4,106,989	2.3
29,442		Medtronic PLC	3,448,836	2.0
73,986	(2)	Other Securities	9,172,595	5.2
			20,063,353	11.4
		Industrials: 8.4%
45,456		Carrier Global Corp.	1,714,600	1.0
9,684		Honeywell International, Inc.	2,059,787	1.2
39,661		Raytheon Technologies Corp.	2,836,158	1.6
15,300		Stanley Black & Decker, Inc.	2,731,968	1.6
44,378	(1)	Uber Technologies, Inc.	2,263,278	1.3
13,510		Union Pacific Corp.	2,813,052	1.6
5,441		Other Securities	253,605	0.1
			14,672,448	8.4
		Information Technology: 28.8%
4,272	(1)	Adobe, Inc.	2,136,513	1.2
82,277		Apple, Inc.	10,917,335	6.2
5,398	(1)	Autodesk, Inc.	1,648,225	0.9
34,879		Cisco Systems, Inc.	1,560,835	0.9
20,174		Fidelity National Information Services, Inc.	2,853,814	1.6
20,920	(1)	Fiserv, Inc.	2,381,951	1.4
5,251		Intuit, Inc.	1,994,592	1.1
4,821		Lam Research Corp.	2,276,814	1.3
10,171		Mastercard, Inc. - Class A	3,630,437	2.1
41,900		Microsoft Corp.	9,319,398	5.3
3,263		Nvidia Corp.	1,703,939	1.0
9,507		NXP Semiconductor NV - NXPI - US	1,511,708	0.9
5,739	(1)	Palo Alto Networks, Inc.	2,039,583	1.2
8,500	(1)	PayPal Holdings, Inc.	1,990,700	1.1
22,989		TE Connectivity Ltd.	2,783,278	1.6
34,939		Other Securities	1,848,388	1.0
			50,597,510	28.8
		Materials: 4.0%
39,667		Newmont Corp.	2,375,657	1.4
36,469		Nutrien Ltd.	1,756,347	1.0
41,792		Other Securities	2,863,250	1.6
			6,995,254	4.0
		Real Estate: 0.2%
1,551		Other Securities	348,138	0.2

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Utilities: 1.8%
69,905			AES Corp.	$1,642,767	0.9
17,943			Other Securities	1,494,114	0.9
				3,136,881	1.8
			Total Common Stock (Cost $134,875,975)	174,128,413	99.1
OTHER(3): —%
			Materials: —%
649,000	(4	),(5)	SINO Forest Corp. (Escrow)	—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $134,875,975)	174,128,413	99.1
SHORT-TERM INVESTMENTS: 1.4%
			Mutual Funds: 1.4%
2,541,375	(6)		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $2,541,375)	2,541,375	1.4
			Total Short-Term Investments (Cost $2,541,375)	2,541,375	1.4
			Total Investments in Securities (Cost $137,417,350)	$176,669,788	100.5
			Liabilities in Excess of Other Assets	(804,999)	(0.5)
			Net Assets	$175,864,789	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$174,128,413	$—	$—	$174,128,413
Other	—	—	—	—
Short-Term Investments	2,541,375	—	—	2,541,375
Total Investments, at fair value	$176,669,788	$—	$—	$176,669,788

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp. (Escrow)	3/1/2013	$—	$—
		$—	$—

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $137,883,226.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$39,728,819
Gross Unrealized Depreciation	(942,256)
Net Unrealized Appreciation	$38,786,563

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Communication Services: 1.3%
72,700	(1)	Other Securities	$1,995,477	1.3
		Consumer Discretionary: 10.2%
20,200	(2)	Caesars Entertainment, Inc.	1,500,254	1.0
23,900		Dine Brands Global, Inc.	1,386,200	0.9
12,487		Marriott Vacations Worldwide Corp.	1,713,466	1.1
16,100	(2)	Visteon Corp.	2,020,872	1.4
350,045	(1)	Other Securities	8,684,924	5.8
			15,305,716	10.2
		Consumer Staples: 3.1%
44,400	(2)	BJ's Wholesale Club Holdings, Inc.	1,655,232	1.1
149,400	(1)	Other Securities	3,026,682	2.0
			4,681,914	3.1
		Energy: 4.9%
37,200		Cimarex Energy Co.	1,395,372	0.9
101,000		Ovintiv, Inc.	1,450,360	1.0
250,500		Patterson-UTI Energy, Inc.	1,317,630	0.9
19,500	(2)	Renewable Energy Group, Inc.	1,380,990	0.9
211,900	(2)	WPX Energy, Inc.	1,726,985	1.2
			7,271,337	4.9
		Financials: 29.4%
43,000		Ameris Bancorp.	1,637,010	1.1
63,000		Atlantic Union Bankshares Corp.	2,075,220	1.4
53,700	(2)	Axos Financial, Inc.	2,015,361	1.3
102,000	(2)	Bancorp, Inc.	1,392,300	0.9
50,100		Blackstone Mortgage Trust, Inc.	1,379,253	0.9
49,900		Cathay General Bancorp.	1,606,281	1.1
30,100		Community Bank System, Inc.	1,875,531	1.3
43,200		Hancock Whitney Corp.	1,469,664	1.0
33,300		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,112,219	1.4
22,700		Independent Bank Corp.	1,658,008	1.1
122,200		MGIC Investment Corp.	1,533,610	1.0
24,500		Popular, Inc.	1,379,840	0.9
43,600		Renasant Corp.	1,468,448	1.0
53,800		Sandy Spring Bancorp, Inc.	1,731,822	1.2
39,800		TCF Financial Corp.	1,473,396	1.0
Shares				Value	Percentage of Net Assets
27,800			UMB Financial Corp.	$1,917,922	1.3
45,000			WSFS Financial Corp.	2,019,600	1.4
588,150	(1)		Other Securities	15,126,654	10.1
				43,872,139	29.4
			Health Care: 5.5%
67,900	(2)		R1 RCM, Inc.	1,630,958	1.1
97,941	(1)		Other Securities	6,530,874	4.4
				8,161,832	5.5
			Industrials: 15.6%
29,500			Altra Industrial Motion Corp.	1,635,185	1.1
73,500	(2	),(3)	API Group Corp.	1,334,025	0.9
64,206	(2)		Bloom Energy Corp.	1,840,144	1.2
29,200			Boise Cascade Co.	1,395,760	0.9
16,500			EMCOR Group, Inc.	1,509,090	1.0
23,900	(2)		Herc Holdings, Inc.	1,587,199	1.1
19,900			ICF International, Inc.	1,479,167	1.0
35,941			Kforce, Inc.	1,512,757	1.0
33,300	(2)		Mastec, Inc.	2,270,394	1.5
35,000			Skywest, Inc.	1,410,850	1.0
36,500			Triton International Ltd./Bermuda	1,770,615	1.2
128,800	(1)		Other Securities	5,499,589	3.7
				23,244,775	15.6
			Information Technology: 11.3%
14,800	(2)		Cerence, Inc.	1,487,104	1.0
47,200			Cohu, Inc.	1,802,096	1.2
20,000	(2)		Diodes, Inc.	1,410,000	0.9
61,000			KBR, Inc.	1,886,730	1.3
61,000	(2)		SunPower Corp.	1,564,040	1.1
14,000	(2)		Synaptics, Inc.	1,349,600	0.9
355,300	(1)		Other Securities	7,375,588	4.9
				16,875,158	11.3
			Materials: 6.8%
49,000	(2)		Arconic Corp.	1,460,200	1.0
84,700			Orion Engineered Carbons SA	1,451,758	1.0
382,700	(1)		Other Securities	7,242,850	4.8
				10,154,808	6.8
			Real Estate: 6.4%
47,000			First Industrial Realty Trust, Inc.	1,980,110	1.3
9,800			PS Business Parks, Inc.	1,302,126	0.9
120,000			Sunstone Hotel Investors, Inc.	1,359,600	0.9
220,000			Other Securities	4,997,273	3.3
				9,639,109	6.4
See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Utilities: 4.3%
159,865	(1)	Other Securities	$6,407,231	4.3
		Total Common Stock (Cost $114,070,184)	147,609,496	98.8
EXCHANGE-TRADED FUNDS: 0.7%
8,000		Other Securities	1,054,000	0.7
		Total Exchange-Traded Funds (Cost $1,064,857)	1,054,000	0.7
		Total Long-Term Investments (Cost $115,135,041)	148,663,496	99.5
SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 1.4%
2,047,657	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $2,047,657)	2,047,657	1.4
		Total Short-Term Investments (Cost $2,047,657)	2,047,657	1.4
		Total Investments in Securities (Cost $117,182,698)	$150,711,153	100.9
		Liabilities in Excess of Other Assets	(1,405,614)	(0.9)
		Net Assets	$149,305,539	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$147,609,496	$—	$—	$147,609,496
Exchange-Traded Funds	1,054,000	—	—	1,054,000
Short-Term Investments	2,047,657	—	—	2,047,657
Total Investments, at fair value	$150,711,153	$—	$—	$150,711,153

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $117,729,678.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$39,433,866
Gross Unrealized Depreciation	(6,452,391)
Net Unrealized Appreciation	$32,981,475

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Communication Services: 3.2%
84,932		AT&T, Inc.	$2,442,644	1.2
62,291		Comcast Corp. - Class A	3,264,048	1.6
486,624		Other Securities	799,276	0.4
			6,505,968	3.2
		Consumer Discretionary: 4.7%
1,017	(1)	Booking Holdings, Inc.	2,265,134	1.1
113,267		General Motors Co.	4,716,438	2.3
48,694		Other Securities	2,679,604	1.3
			9,661,176	4.7
		Consumer Staples: 6.7%
76,584		Altria Group, Inc.	3,139,944	1.5
77,507		Philip Morris International, Inc.	6,416,805	3.1
91,102		Other Securities	4,182,105	2.1
			13,738,854	6.7
		Energy: 9.2%
81,025		Canadian Natural Resources Ltd.	1,947,172	0.9
43,778		Chevron Corp.	3,697,052	1.8
131,397		Devon Energy Corp.	2,077,387	1.0
52,928		Hess Corp.	2,794,069	1.4
314,288		Marathon Oil Corp.	2,096,301	1.0
135,157		Suncor Energy, Inc.	2,267,934	1.1
158,580		Other Securities	4,057,821	2.0
			18,937,736	9.2
		Financials: 24.8%
23,829		Allstate Corp.	2,619,522	1.3
129,736		American International Group, Inc.	4,911,805	2.4
247,085		Bank of America Corp.	7,489,146	3.6
83,723		Bank of New York Mellon Corp.	3,553,204	1.7
136,407		Citigroup, Inc.	8,410,856	4.1
79,053		Citizens Financial Group, Inc.	2,826,935	1.4
85,130		Fifth Third Bancorp	2,347,034	1.1
12,748		Goldman Sachs Group, Inc.	3,361,775	1.6
25,521		JPMorgan Chase & Co.	3,242,954	1.6
44,610		Metlife, Inc.	2,094,440	1.0
67,529		Morgan Stanley	4,627,763	2.2
110,218		Wells Fargo & Co.	3,326,379	1.6
30,909		Other Securities	2,445,577	1.2
			51,257,390	24.8
Shares			Value	Percentage of Net Assets
		Health Care: 14.5%
15,526		Anthem, Inc.	$4,985,243	2.4
48,103		Bristol-Myers Squibb Co.	2,983,829	1.4
37,514		CVS Health Corp.	2,562,206	1.2
28,143		HCA Healthcare, Inc.	4,628,398	2.2
23,311		Johnson & Johnson	3,668,685	1.8
16,041		McKesson Corp.	2,789,851	1.4
73,106		Sanofi ADR	3,552,221	1.7
66,810	(2)	Other Securities	4,843,776	2.4
			30,014,209	14.5
		Industrials: 13.1%
23,502		Caterpillar, Inc.	4,277,834	2.1
34,447		Eaton Corp. PLC	4,138,463	2.0
49,103		Emerson Electric Co.	3,946,408	1.9
13,052		FedEx Corp.	3,388,560	1.6
258,200		General Electric Co.	2,788,560	1.4
73,593		Johnson Controls International plc	3,428,698	1.7
66,155		Textron, Inc.	3,197,271	1.5
12,751		Trane Technologies PLC	1,850,935	0.9
			27,016,729	13.1
		Information Technology: 11.5%
83,573		Cisco Systems, Inc.	3,739,892	1.8
49,303		Cognizant Technology Solutions Corp.	4,040,381	2.0
63,408		Intel Corp.	3,158,987	1.5
15,110		Microsoft Corp.	3,360,766	1.6
21,720		NXP Semiconductor NV - NXPI - US	3,453,697	1.7
27,583		Qualcomm, Inc.	4,201,994	2.0
35,617		Other Securities	1,846,029	0.9
			23,801,746	11.5
		Materials: 5.5%
75,652		CF Industries Holdings, Inc.	2,928,489	1.4
82,458		Corteva, Inc.	3,192,774	1.5
68,718		International Paper Co.	3,416,659	1.7
24,999		Other Securities	1,777,679	0.9
			11,315,601	5.5
		Real Estate: 1.3%
123,407		Other Securities	2,718,487	1.3
		Utilities: 2.8%
76,470		Exelon Corp.	3,228,563	1.6
125,909		Vistra Corp.	2,475,371	1.2
			5,703,934	2.8
		Total Common Stock (Cost $168,001,164)	200,671,830	97.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
		Mutual Funds: 3.0%
6,288,771	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $6,288,771)	$6,288,771	3.0
		Total Short-Term Investments (Cost $6,288,771)	6,288,771	3.0
		Total Investments in Securities (Cost $174,289,935)	$206,960,601	100.3
		Liabilities in Excess of Other Assets	(637,716)	(0.3)
		Net Assets	$206,322,885	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$5,706,692	$799,276	$—	$6,505,968
Consumer Discretionary	9,661,176	—	—	9,661,176
Consumer Staples	13,738,854	—	—	13,738,854
Energy	18,937,736	—	—	18,937,736
Financials	51,257,390	—	—	51,257,390
Health Care	30,014,209	—	—	30,014,209
Industrials	27,016,729	—	—	27,016,729
Information Technology	23,801,746	—	—	23,801,746
Materials	11,315,601	—	—	11,315,601
Real Estate	2,718,487	—	—	2,718,487
Utilities	5,703,934	—	—	5,703,934
Total Common Stock	199,872,554	799,276	—	200,671,830
Short-Term Investments	6,288,771	—	—	6,288,771
Total Investments, at fair value	$206,161,325	$799,276	$—	$206,960,601
Other Financial Instruments+
Forward Foreign Currency Contracts	—	14,030	—	14,030
Total Assets	$206,161,325	$813,306	$—	$206,974,631
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(103,277)	$—	$(103,277)
Total Liabilities	$—	$(103,277)	$—	$(103,277)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	36,827	USD	44,749	Barclays Bank PLC	01/07/21	$243
USD	2,166,374	CAD	2,808,441	CIBC World Markets Corp.	01/07/21	(39,987)
USD	1,980,087	EUR	1,650,306	Citibank N.A.	01/07/21	(36,148)
USD	950,937	GBP	712,788	Deutsche Bank AG	01/07/21	(23,825)
USD	149,506	CAD	191,383	Deutsche Bank AG	01/07/21	(848)
EUR	33,999	USD	41,092	Deutsche Bank AG	01/07/21	446
GBP	10,152	USD	13,704	Deutsche Bank AG	01/07/21	179
CAD	68,107	USD	53,521	Deutsche Bank AG	01/07/21	(15)
GBP	16,843	USD	22,756	Deutsche Bank AG	01/07/21	278
CAD	207,044	USD	162,225	Deutsche Bank AG	01/07/21	432
CAD	65,188	USD	50,529	Deutsche Bank AG	01/07/21	684
USD	44,505	EUR	36,334	Deutsche Bank AG	01/07/21	114
GBP	53,951	USD	72,143	Goldman Sachs International	01/07/21	1,636
GBP	50,814	USD	68,664	Goldman Sachs International	01/07/21	826
CAD	68,530	USD	53,307	Goldman Sachs International	01/07/21	531
EUR	37,746	USD	45,917	Goldman Sachs International	01/07/21	198
EUR	59,806	USD	72,702	Goldman Sachs International	01/07/21	365
GBP	81,608	USD	109,572	Goldman Sachs International	01/07/21	2,030
USD	24,012	GBP	17,935	Goldman Sachs International	01/07/21	(515)
GBP	154,532	USD	206,613	Goldman Sachs International	01/07/21	4,715
USD	55,169	CAD	70,413	JPMorgan Chase Bank N.A.	01/07/21	(148)
GBP	16,286	USD	22,158	JPMorgan Chase Bank N.A.	01/07/21	114
EUR	81,683	USD	100,438	RBC Capital Markets Corp.	01/07/21	(643)
CAD	69,244	USD	54,036	RBC Capital Markets Corp.	01/07/21	364
GBP	46,290	USD	62,428	RBC Capital Markets Corp.	01/07/21	875
USD	90,213	CAD	115,684	RBC Capital Markets Corp.	01/07/21	(670)
USD	59,450	CAD	75,960	RBC Capital Markets Corp.	01/07/21	(225)
CAD	95,925	USD	75,614	RBC Capital Markets Corp.	01/07/21	(253)
						$(89,247)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$14,030
Total Asset Derivatives		$14,030
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$103,277
Total Liability Derivatives		$103,277

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$288,880
Total	$288,880

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$379,986
Total	$379,986

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	Barclays Bank PLC	CIBC World Markets Corp.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	RBC Capital Markets Corp.	Totals
Assets:
Forward foreign currency contracts	$243	$—	$—	$2,133	$10,301	$114	$1,239	$14,030
Total Assets	$243	$—	$—	$2,133	$10,301	$114	$1,239	$14,030
Liabilities:
Forward foreign currency contracts	$—	$39,987	$36,148	$24,688	$515	$148	$1,791	$103,277
Total Liabilities	$—	$39,987	$36,148	$24,688	$515	$148	$1,791	$103,277
Net OTC derivative instruments by counterparty, at fair value	$243	$(39,987)	$(36,148)	$(22,555)	$9,786	$(34)	$(552)	(89,247)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$243	$(39,987)	$(36,148)	$(22,555)	$9,786	$(34)	$(552)	$(89,247)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $181,376,681.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,719,630
Gross Unrealized Depreciation	(12,220,206)
Net Unrealized Appreciation	$25,499,424

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 67.2%
		Communication Services: 4.1%
14,876	(1)	Charter Communications, Inc.	$9,841,218	0.8
235,990		Comcast Corp. - Class A	12,365,876	1.0
7,540,458		Vodafone Group PLC	12,385,135	1.0
93,056	(1)	Walt Disney Co.	16,859,886	1.3
			51,452,115	4.1
		Consumer Discretionary: 5.1%
5,956	(1)	Booking Holdings, Inc.	13,265,620	1.0
698,477		General Motors Co.	29,084,582	2.3
2,272,939	(1)	Kingfisher PLC	8,398,850	0.7
201,625		TJX Cos., Inc.	13,768,971	1.1
			64,518,023	5.1
		Consumer Staples: 4.1%
280,658		Philip Morris International, Inc.	23,235,676	1.9
172,473		Sysco Corp.	12,807,845	1.0
362,767	(1)	US Foods Holding Corp.	12,083,769	1.0
52,158		Other Securities	3,049,678	0.2
			51,176,968	4.1
		Energy: 3.5%
140,866		Chevron Corp.	11,896,134	1.0
1,502,715	(2)	Other Securities	31,940,419	2.5
			43,836,553	3.5
		Financials: 15.7%
78,056		American Express Co.	9,437,751	0.8
509,263		American International Group, Inc.	19,280,697	1.5
356,644		Bank of America Corp.	10,809,880	0.9
198,743		Citigroup, Inc.	12,254,493	1.0
516,185		Citizens Financial Group, Inc.	18,458,775	1.5
82,718		Goldman Sachs Group, Inc.	21,813,564	1.7
342,394		Morgan Stanley	23,464,261	1.9
129,313		PNC Financial Services Group, Inc.	19,267,637	1.5
342,373		Truist Financial Corp.	16,409,938	1.3
746,518		Wells Fargo & Co.	22,529,913	1.8
481,700		Other Securities	23,076,416	1.8
			196,803,325	15.7
Shares			Value	Percentage of Net Assets
		Health Care: 10.6%
58,388		Anthem, Inc.	$18,747,803	1.5
272,919		Bristol-Myers Squibb Co.	16,929,166	1.4
47,179		Cigna Corp.	9,821,724	0.8
64,687		McKesson Corp.	11,250,363	0.9
133,026		Medtronic PLC	15,582,666	1.2
100,694		Sanofi	9,759,507	0.8
59,523		Zimmer Biomet Holdings, Inc.	9,171,899	0.7
804,580	(3)	Other Securities	41,915,088	3.3
			133,178,216	10.6
		Industrials: 8.2%
218,407		CSX Corp.	19,820,435	1.6
116,753		General Dynamics Corp.	17,375,182	1.4
397,253		Johnson Controls International plc	18,508,017	1.5
207,441		Raytheon Technologies Corp.	14,834,106	1.2
216,174		Textron, Inc.	10,447,689	0.8
67,776		Trane Technologies PLC	9,838,364	0.8
176,869		Other Securities	12,210,617	0.9
			103,034,410	8.2
		Information Technology: 8.9%
64,903		Apple, Inc.	8,611,979	0.7
305,725		Cognizant Technology Solutions Corp.	25,054,164	2.0
240,461		Corning, Inc.	8,656,596	0.7
80,833	(1)	Fiserv, Inc.	9,203,645	0.7
72,871		NXP Semiconductor NV - NXPI - US	11,587,218	0.9
224,744		Oracle Corp.	14,538,689	1.2
107,568		Qualcomm, Inc.	16,386,909	1.3
77,101		TE Connectivity Ltd.	9,334,618	0.8
105,317	(3)	Other Securities	7,917,732	0.6
			111,291,550	8.9
		Materials: 3.7%
530,358		Corteva, Inc.	20,535,462	1.6
171,057		Dow, Inc.	9,493,663	0.8
131,950		DuPont de Nemours, Inc.	9,382,965	0.7
155,619	(2)	Other Securities	7,494,611	0.6
			46,906,701	3.7

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Real Estate: 1.5%
299,966	(1)		CBRE Group, Inc.	$18,813,868	1.5
			Utilities: 1.8%
202,570			Exelon Corp.	8,552,505	0.7
322,561			Other Securities	14,642,869	1.1
				23,195,374	1.8
			Total Common Stock (Cost $661,497,481)	844,207,103	67.2
PREFERRED STOCK: 0.9%
			Energy: 0.6%
140,612	(2	),(3)	Other Securities	7,278,077	0.6
			Financials: 0.3%
4,000	(4	),(5)	Wells Fargo & Co.	107,400	0.0
75,900	(3)		Other Securities	3,702,402	0.3
				3,809,802	0.3
			Total Preferred Stock (Cost $10,847,296)	11,087,879	0.9
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.6%
			Basic Materials: 0.1%
441,000	(6)		LYB Finance Co. BV, 8.100%, 03/15/2027	$610,072	0.0
556,000			Other Securities	779,528	0.1
				1,389,600	0.1
			Communications: 1.4%
125,000	(6)		AT&T, Inc., 3.500%, 09/15/2053	125,007	0.0
334,000	(6)		AT&T, Inc., 3.550%, 09/15/2055	332,883	0.1
188,000	(6)		Cox Communications, Inc., 2.950%, 10/01/2050	192,224	0.0
14,318,000			Other Securities	16,563,369	1.3
				17,213,483	1.4
			Consumer, Cyclical: 0.7%
7,303,296			Other Securities	7,912,414	0.7
			Consumer, Non-cyclical: 2.2%
498,000	(6)		Bayer US Finance II LLC, 4.375%, 12/15/2028	585,886	0.0
981,000	(6)		Bayer US Finance LLC, 3.000%, 10/08/2021	997,856	0.1
Principal Amount†			Value	Percentage of Net Assets
107,000		Cigna Corp., 4.800%, 08/15/2038	$139,495	0.0
1,232,000	(6)	Heineken NV, 3.500%, 01/29/2028	1,403,201	0.1
150,000	(6)	Kraft Heinz Foods Co., 4.625%, 10/01/2039	167,806	0.0
3,220,000	(6)	Nestle Holdings, Inc., 3.100%, 09/24/2021	3,276,956	0.3
1,095,000		Philip Morris International, Inc., 3.600%-4.875%, 11/15/2023- 11/15/2043	1,401,144	0.1
17,102,685		Other Securities	20,216,156	1.6
			28,188,500	2.2
		Energy: 1.0%
612,000	(6)	Cameron LNG LLC, 3.701%, 01/15/2039	691,030	0.0
11,207,000		Other Securities	12,701,863	1.0
			13,392,893	1.0
		Financial: 4.7%
543,000		American Express Co., 3.625%, 12/05/2024	603,616	0.1
1,140,000		American International Group, Inc., 4.375%, 01/15/2055	1,466,954	0.1
455,000	(6)	ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	467,160	0.0
440,000	(6)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	487,626	0.0
285,000	(6)	Athene Global Funding, 2.750%, 06/25/2024	301,641	0.0
1,555,000	(6)	Athene Global Funding, 4.000%, 01/25/2022	1,610,608	0.2
305,000	(6)	Aviation Capital Group LLC, 2.875%, 01/20/2022	308,872	0.0
1,095,000	(6)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,184,166	0.1
725,000	(6)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	789,532	0.1
130,000	(6)	Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	138,386	0.0
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/2021	600,786	0.0
472,000	(6)	Credit Suisse AG, 6.500%, 08/08/2023	532,719	0.0

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financial (continued)
1,175,000			Goldman Sachs Group, Inc., 4.250%-5.250%, 07/27/2021- 10/21/2025	$1,305,912	0.1
755,000	(6	),(7)	Guardian Life Global Funding, 2.900%, 05/06/2024	813,155	0.1
670,000	(6)		Jackson National Life Global Funding, 2.100%, 10/25/2021	679,778	0.1
620,000	(6)		Jackson National Life Global Funding, 3.250%, 01/30/2024	666,891	0.0
443,000	(6)		KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	582,382	0.0
950,000	(6)		Liberty Mutual Group, Inc., 3.950%, 05/15/2060	1,137,635	0.1
1,300,000	(6)		MassMutual Global Funding II, 2.000%, 04/15/2021	1,306,421	0.1
2,360,000	(6)		Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,602,712	0.2
1,040,000			Morgan Stanley, 4.000%, 07/23/2025	1,190,935	0.1
1,000,000	(6)		Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,211,526	0.1
690,000	(6)		Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	690,804	0.1
805,000	(6)		Societe Generale SA, 5.000%, 01/17/2024	889,353	0.1
985,000	(6	),(7)	Standard Chartered PLC, 3.050%, 01/15/2021	985,753	0.1
585,000	(6)		UBS Group AG, 4.125%, 04/15/2026	677,087	0.1
31,450,000	(2)		Other Securities	35,419,895	2.8
				58,652,305	4.7
			Industrial: 0.9%
620,000			Honeywell International, Inc., 0.461%, (US0003M + 0.230%), 08/19/2022	620,679	0.1
345,000			Raytheon Technologies Corp., 4.450%, 11/16/2038	435,041	0.0
Principal Amount†			Value	Percentage of Net Assets
410,000	(6)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	$414,353	0.0
8,756,000		Other Securities	9,826,185	0.8
			11,296,258	0.9
		Technology: 1.0%
1,581,000		Apple, Inc., 2.150%-3.350%, 02/09/2022- 02/09/2027	1,666,381	0.2
910,000	(6)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,006,748	0.1
35,000	(6)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	52,951	0.0
1,805,000	(6)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	1,902,751	0.1
795,000	(6)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	958,825	0.1
5,809,000	(2)	Other Securities	6,451,092	0.5
			12,038,748	1.0
		Utilities: 0.6%
620,000	(6)	Electricite de France SA, 4.875%, 01/22/2044	784,007	0.1
6,123,000		Other Securities	6,749,390	0.5
			7,533,397	0.6
		Total Corporate Bonds/Notes (Cost $140,292,334)	157,617,598	12.6
MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
320,000		Other Securities	495,309	0.0
		Total Municipal Bonds (Cost $320,000)	495,309	0.0
U.S. TREASURY OBLIGATIONS: 3.8%
		U.S. Treasury Bonds: 0.4%
5,545,800	(7)	1.375%-4.500%, 02/15/2036-08/15/2050	5,409,620	0.4
		U.S. Treasury Notes: 3.4%
21,060,000		0.125%,12/15/2023	21,034,497	1.7
11,196,700		0.375%,11/30/2025	11,210,696	0.9
9,612,000		0.125%-0.875%, 11/30/2022- 11/15/2030	9,600,638	0.8
			41,845,831	3.4
		Total U.S. Treasury Obligations (Cost $47,110,755)	47,255,451	3.8

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 8.8%
			Communications: 4.3%
389,000	(6	),(7)	Booking Holdings, Inc., 0.750%, 05/01/2025	$567,087	0.1
1,490,000			Booking Holdings, Inc., 0.900%, 09/15/2021	1,730,677	0.1
2,361,000	(6)		Liberty Broadband Corp., 1.250%, 09/30/2050	2,395,260	0.2
9,559,000			Liberty Media Corp., 1.375%, 10/15/2023	12,130,360	0.9
1,933,000			Liberty Media Corp., 2.250%, 09/30/2046	918,121	0.1
673,000			Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/2023	860,512	0.1
3,355,000	(6)		Match Group Financeco 3, Inc., 2.000%, 01/15/2030	6,505,902	0.5
28,434,000			Other Securities	29,490,936	2.3
				54,598,855	4.3
			Consumer, Cyclical: 0.2%
2,264,000			Other Securities	2,933,692	0.2
			Consumer, Non-cyclical: 1.8%
1,831,000	(6)		Integra LifeSciences Holdings Corp., 0.500%, 08/15/2025	2,024,018	0.2
1,526,000	(6)		Jazz Investments I Ltd., 2.000%, 06/15/2026	1,993,497	0.2
936,000	(6)		Pacira BioSciences, Inc., 0.750%, 08/01/2025	1,057,219	0.1
380,000	(6)		Tandem Diabetes Care, Inc., 1.500%, 05/01/2025	449,423	0.0
3,735,000	(6)		Teladoc Health, Inc., 1.250%, 06/01/2027	4,492,103	0.3
7,532,000			Other Securities	12,355,999	1.0
				22,372,259	1.8
			Financial: 0.5%
2,535,000	(6	),(8)	Redfin Corp., 0.000%, 10/15/2025	3,042,375	0.3
2,241,000			Other Securities	2,617,488	0.2
				5,659,863	0.5
Principal Amount†				Value	Percentage of Net Assets
			Technology: 2.0%
1,076,000	(6)		Cree, Inc., 1.750%, 05/01/2026	$2,496,737	0.2
1,018,000	(6	),(8)	Zynga, Inc., 0.000%, 12/15/2026	1,073,748	0.1
14,403,000			Other Securities	21,258,724	1.7
				24,829,209	2.0
			Total Convertible Bonds/Notes (Cost $85,148,162)	110,393,878	8.8
STRUCTURED NOTES: 1.7%
			Financial: 1.7%
18,123,000	(9)		Other Securities	21,388,478	1.7
			Total Structured Notes (Cost $18,614,772)	21,388,478	1.7
EQUITY-LINKED NOTES: 0.9%
			Financial: 0.9%
4,397,000	(6	),(10)	Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	4,308,181	0.3
6,746,000	(10)		GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	7,069,808	0.6
			Total Equity-Linked Notes (Cost $11,143,000)	11,377,989	0.9
U.S. GOVERNMENT AGENCY OBLIGATIONS(11): 0.1%
			Federal National Mortgage Association: 0.1%
915,000			Other Securities	1,385,787	0.1
			Total U.S. Government Agency Obligations (Cost $1,008,725)	1,385,787	0.1
			Total Long-Term Investments (Cost $975,982,525)	1,205,209,472	96.0

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
		Repurchase Agreements: 0.5%
1,262,753	(12)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,262,763, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,288,008, due 01/25/21- 10/15/62)	$1,262,753	0.1
1,403,500	(12)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,403,520, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,431,592, due 01/31/21- 05/15/49)	1,403,500	0.1
1,403,463	(12)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,403,474, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,431,532, due 09/15/21- 01/01/51)	1,403,463	0.1
Principal Amount†			Value	Percentage of Net Assets
556,627	(12)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $556,631, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $567,760, due 01/15/21- 01/01/51)	$556,627	0.1
1,403,463	(12)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,403,475, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,431,532, due 01/05/21- 12/20/50)	1,403,463	0.1
		Total Repurchase Agreements (Cost $6,029,806)	6,029,806	0.5

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.0%
50,169,455	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $50,169,455)	$50,169,455	4.0
		Total Short-Term Investments (Cost $56,199,261)	56,199,261	4.5
		Total Investments in Securities (Cost $1,032,181,786)	$1,261,408,733	100.5
		Liabilities in Excess of Other Assets	(5,687,525)	(0.5)
		Net Assets	$1,255,721,208	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains securities on loan.

(3)  The grouping contains non-income producing securities.

(4)  Preferred Stock may be called prior to convertible date.

(5)  Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(6)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(7)  Security, or a portion of the security, is on loan.

(8)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

(9)  The grouping contains Level 3 securities.

(10)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(11)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(12)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)  Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

US0003M  3-month LIBOR

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$39,066,980	$12,385,135	$—	$51,452,115
Consumer Discretionary	56,119,173	8,398,850	—	64,518,023
Consumer Staples	51,176,968	—	—	51,176,968
Energy	43,836,553	—	—	43,836,553
Financials	196,803,325	—	—	196,803,325
Health Care	111,994,380	21,183,836	—	133,178,216
Industrials	96,548,375	6,486,035	—	103,034,410
Information Technology	111,291,550	—	—	111,291,550
Materials	46,906,701	—	—	46,906,701
Real Estate	18,813,868	—	—	18,813,868
Utilities	23,195,374	—	—	23,195,374
Total Common Stock	795,753,247	48,453,856	—	844,207,103
Preferred Stock	7,385,477	3,702,402	—	11,087,879
Corporate Bonds/Notes	—	157,617,598	—	157,617,598
Municipal Bonds	—	495,309	—	495,309
Convertible Bonds/Notes	—	110,393,878	—	110,393,878
Structured Notes	—	—	21,388,478	21,388,478
Equity-Linked Notes	—	—	11,377,989	11,377,989
U.S. Government Agency Obligations	—	1,385,787	—	1,385,787
U.S. Treasury Obligations	—	47,255,451	—	47,255,451
Short-Term Investments	50,169,455	6,029,806	—	56,199,261
Total Investments, at fair value	$853,308,179	$375,334,087	$32,766,467	$1,261,408,733

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$32,620	$—	$32,620
Total Assets	$853,308,179	$375,366,707	$32,766,467	$1,261,441,353
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(491,466)	$—	$(491,466)
Total Liabilities	$—	$(491,466)	$—	$(491,466)

(1)  For the year ended December 31, 2020, certain securities have transferred in and out of Level 2 and Level 3 measurements during the year. At December 31, 2020, securities valued at $35,101,139 were transferred from Level 2 to Level 3 within the fair value hierarchy due to a lack of significant other observable inputs.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	459,142	USD	619,409	State Street Bank and Trust Co.	01/15/21	$8,522
USD	344,113	GBP	254,741	State Street Bank and Trust Co.	01/15/21	(4,276)
CHF	265,140	USD	298,339	State Street Bank and Trust Co.	01/15/21	1,260
USD	190,088	CHF	169,413	State Street Bank and Trust Co.	01/15/21	(1,342)
CAD	84,273	USD	65,560	State Street Bank and Trust Co.	01/15/21	648
USD	162,027	EUR	132,916	State Street Bank and Trust Co.	01/15/21	(393)
CAD	164,331	USD	127,395	State Street Bank and Trust Co.	01/15/21	1,710
CHF	147,072	USD	165,467	State Street Bank and Trust Co.	01/15/21	719
EUR	136,692	USD	166,387	State Street Bank and Trust Co.	01/15/21	648
USD	162,318	CHF	143,444	State Street Bank and Trust Co.	01/15/21	232
USD	126,730	EUR	103,463	State Street Bank and Trust Co.	01/15/21	300
USD	134,053	CHF	118,365	State Street Bank and Trust Co.	01/15/21	305
CAD	223,322	USD	175,506	State Street Bank and Trust Co.	01/15/21	(54)
USD	130,773	EUR	106,484	State Street Bank and Trust Co.	01/15/21	652
EUR	122,343	USD	149,274	State Street Bank and Trust Co.	01/15/21	226
USD	101,816	CAD	129,708	State Street Bank and Trust Co.	01/15/21	(88)
USD	52,229	CHF	46,282	State Street Bank and Trust Co.	01/15/21	(68)
USD	171,755	GBP	128,282	State Street Bank and Trust Co.	01/15/21	(3,685)
USD	9,664,132	CHF	8,560,323	State Street Bank and Trust Co.	01/15/21	(8,720)
GBP	352,486	USD	476,181	State Street Bank and Trust Co.	01/15/21	5,886
GBP	367,039	USD	490,458	State Street Bank and Trust Co.	01/15/21	11,512
USD	5,192,651	CAD	6,614,191	The Bank of New York Mellon	01/15/21	(3,748)
USD	7,150,334	EUR	5,879,271	The Bank of New York Mellon	01/15/21	(33,998)
USD	20,475,689	GBP	15,289,915	The Bank of New York Mellon	01/15/21	(435,094)
						$(458,846)

Currency Abbreviations

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar
See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$32,620
Total Asset Derivatives		$32,620
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$491,466
Total Liability Derivatives		$491,466

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4,148,601)
Total	$(4,148,601)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$798,433
Total	$798,433

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$32,620	$—	$32,620
Total Assets	$32,620	$—	$32,620
Liabilities:
Forward foreign currency contracts	$18,626	$472,840	$491,466
Total Liabilities	$18,626	$472,840	$491,466
Net OTC derivative instruments by counterparty, at fair value	$13,994	$(472,840)	(458,846)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$13,994	$(472,840)	$(458,846)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2020:

	Equity-Linked Notes*	Structured Products*	Total
Assets:
Beginning balance at December 31, 2019	$—	$—	$—
Purchases	—	—	—
Sales	(4,603,000)	—	(4,603,000)
Accrued discounts/(premiums)	—	(131,195)	(131,195)
Total realized gain (loss)	280,181	—	280,181
Net change in unrealized appreciation (depreciation)**	134,920	1,984,422	2,119,342
Transfers into Level 3	15,565,888	19,535,251	35,101,139
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2020	$11,377,989	$21,388,478	$32,766,467
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2020**	$415,101	$1,984,422	$2,399,523

*  Securities categorized as Level 3 were fair valued based on a single quotation obtained from a broker. The Portfolio does not have access to the unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

**  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2020 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $1,038,588,061.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$246,258,463
Gross Unrealized Depreciation	(23,868,600)
Net Unrealized Appreciation	$222,389,863

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020

Shares				Value	Percentage of Net Assets
COMMON STOCK: 100.1%
			Brazil: 1.1%
224,493	(1	),(2)	StoneCo Ltd.	$18,839,453	1.1
			China: 4.3%
807,443	(1	),(2)	JD.com, Inc. ADR	70,974,240	4.3
			Denmark: 0.1%
6,802	(3)		Other Securities	1,134,438	0.1
			France: 8.1%
60,097			Kering SA	43,614,167	2.6
136,306			LVMH Moet Hennessy Louis Vuitton SE	85,327,235	5.2
23,370			Other Securities	4,739,866	0.3
				133,681,268	8.1
			Germany: 2.4%
315,152			SAP SE	40,817,859	2.4
			India: 3.2%
9,219,854			DLF Ltd.	29,404,429	1.8
1,560,050	(1	),(2)	ICICI Bank Ltd. ADR	23,182,343	1.4
				52,586,772	3.2
			Italy: 0.3%
101,314	(3)		Other Securities	4,423,939	0.3
			Japan: 16.7%
374,400			Capcom Co., Ltd.	24,280,845	1.5
78,400			Fanuc Ltd.	19,352,970	1.2
86,004			Keyence Corp.	48,378,715	2.9
567,500			Murata Manufacturing Co., Ltd.	51,375,517	3.1
500,500			Nidec Corp.	63,317,237	3.8
294,400			Omron Corp.	26,281,474	1.6
343,641			Takeda Pharmaceutical Co., Ltd.	12,436,153	0.7
208,000			TDK Corp.	31,383,775	1.9
14,300			Other Securities	284,495	0.0
				277,091,181	16.7
			Netherlands: 3.2%
410,057	(2)		Airbus SE	45,001,108	2.7
16,654			ASML Holding NV	8,063,439	0.5
				53,064,547	3.2
			Spain: 1.2%
632,004			Industria de Diseno Textil SA	20,059,582	1.2
Shares				Value	Percentage of Net Assets
			Sweden: 2.9%
838,908			Assa Abloy AB	$20,731,107	1.3
524,048			Atlas Copco AB - A Shares	26,934,184	1.6
				47,665,291	2.9
			Switzerland: 0.4%
22,650	(2)		Zur Rose Group AG	7,267,829	0.4
			United Kingdom: 2.7%
409,766	(2)		Farfetch Ltd. - Class A	26,147,168	1.6
1,012,521			Prudential PLC	18,618,242	1.1
				44,765,410	2.7
			United States: 53.5%
151,583	(2)		Adobe, Inc.	75,809,690	4.6
243,312			Agilent Technologies, Inc.	28,830,039	1.7
80,596	(2)		Alphabet, Inc. - Class A	141,255,773	8.5
6,983	(2)		Amazon.com, Inc.	22,743,142	1.4
19,170			Anthem, Inc.	6,155,295	0.4
769,807	(2)		Avantor, Inc.	21,670,067	1.3
87,279	(2)		Blueprint Medicines Corp.	9,788,340	0.6
219,567	(2)		Boston Scientific Corp.	7,893,434	0.5
95,920			Colgate-Palmolive Co.	8,202,119	0.5
103,453			Electronic Arts, Inc.	14,855,851	0.9
137,320			Equifax, Inc.	26,480,789	1.6
268,688	(2)		Facebook, Inc. - Class A	73,394,814	4.4
135,183			Fidelity National Information Services, Inc.	19,122,987	1.1
29,310	(2)		Illumina, Inc.	10,844,700	0.6
181,489			Intuit, Inc.	68,938,597	4.2
162,552	(1	),(2)	Ionis Pharmaceuticals, Inc.	9,190,690	0.5
33,836	(2)		IQVIA Holdings, Inc.	6,062,396	0.4
510,061			Maxim Integrated Products	45,216,908	2.7
74,952			Microsoft Corp.	16,670,824	1.0
209,563	(2)		PayPal Holdings, Inc.	49,079,655	3.0
77,422			Pegasystems, Inc.	10,317,256	0.6
199,143			S&P Global, Inc.	65,464,278	3.9
68,601	(1	),(2)	Sarepta Therapeutics, Inc.	11,695,784	0.7
165,535			United Parcel Service, Inc. - Class B	27,876,094	1.7

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
194,895	(1	),(2)	Veracyte, Inc.	$9,538,161	0.6
80,616			Visa, Inc. - Class A	17,633,138	1.1
189,685	(2)		Walt Disney Co.	34,367,128	2.1
983,604	(3	),(4)	Other Securities	48,200,044	2.9
				887,297,993	53.5
			Total Common Stock (Cost $617,694,032)	1,659,669,802	100.1
PREFERRED STOCK: 0.0%
			India: 0.0%
2,598,630	(3)		Other Securities	140,610	0.0
			Total Preferred Stock (Cost $335,415)	140,610	0.0
			Total Long-Term Investments (Cost $618,029,447)	1,659,810,412	100.1
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
			Repurchase Agreements: 3.2%
2,924,583	(5)		Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,924,615, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $2,983,075, due 02/03/21-11/20/70)	$2,924,583	0.2
1,838,309	(5)		Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,838,329, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,875,075, due 07/01/24-10/01/50)	1,838,309	0.1
Principal Amount†			Value	Percentage of Net Assets
2,437,783	(5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,437,847, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $2,559,672, due 03/01/21-11/20/40)	$2,437,783	0.2
8,678,913	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,678,980, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,852,491, due 01/25/21-10/15/62)	8,678,913	0.5
2,970,396	(5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,970,419, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $3,029,804, due 01/14/21-01/20/69)	2,970,396	0.2

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
5,449,674	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,449,752, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $5,558,752, due 01/31/21-05/15/49)	$5,449,674	0.3
8,056,140	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,056,202, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $8,217,263, due 09/15/21-01/01/51)	8,056,140	0.5
1,198,307	(5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,198,316, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,222,273, due 01/04/21-12/01/50)	1,198,307	0.1
Principal Amount†			Value	Percentage of Net Assets
3,393,446	(5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,393,494, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $3,461,315, due 07/01/22-12/01/50)	$3,393,446	0.2
3,877,401	(5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,877,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,955,006, due 02/18/21-01/15/62)	3,877,401	0.2
3,055,729	(5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,055,773, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $3,117,972, due 02/28/25-05/31/25)	3,055,729	0.2

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Repurchase Agreements (continued)
8,614,080	(5)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,614,231, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,808,261, due 07/15/22-02/15/47)	$8,614,080	0.5
			Total Repurchase Agreements (Cost $52,494,761)	52,494,761	3.2
Shares				Value	Percentage of Net Assets
			Mutual Funds(5): 0.7%
10,337,195	(5	),(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$10,337,195	0.6
1,367,000	(5	),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,367,000	0.1
910,000	(5	),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	910,000	0.0
			Total Mutual Funds (Cost $12,614,195)	12,614,195	0.7
			Total Short-Term Investments (Cost $65,108,956)	65,108,956	3.9
			Total Investments in Securities (Cost $683,138,403)	$1,724,919,368	104.0
			Liabilities in Excess of Other Assets	(66,972,252)	(4.0)
			Net Assets	$1,657,947,116	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Security, or a portion of the security, is on loan.

(2)  Non-income producing security.

(3)  The grouping contains non-income producing securities.

(4)  The grouping contains securities on loan.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Information Technology	32.6%
Communication Services	17.4
Consumer Discretionary	16.5
Industrials	14.0
Health Care	10.4
Financials	6.5
Real Estate	1.8
Consumer Staples	0.9
Short-Term Investments	3.9
Liabilities in Excess of Other Assets	(4.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Brazil	$18,839,453	$—	$—	$18,839,453
China	70,974,240	—	—	70,974,240
Denmark	1,134,438	—	—	1,134,438
France	—	133,681,268	—	133,681,268
Germany	—	40,817,859	—	40,817,859
India	23,182,343	29,404,429	—	52,586,772
Italy	—	4,423,939	—	4,423,939
Japan	—	277,091,181	—	277,091,181
Netherlands	—	53,064,547	—	53,064,547
Spain	—	20,059,582	—	20,059,582
Sweden	—	47,665,291	—	47,665,291
Switzerland	—	7,267,829	—	7,267,829
United Kingdom	26,147,168	18,618,242	—	44,765,410
United States	887,297,993	—	—	887,297,993
Total Common Stock	1,027,575,635	632,094,167	—	1,659,669,802
Preferred Stock	—	140,610	—	140,610
Short-Term Investments	12,614,195	52,494,761	—	65,108,956
Total Investments, at fair value	$1,040,189,830	$684,729,538	$—	$1,724,919,368
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(4,449)	$—	$(4,449)
Total Liabilities	$—	$(4,449)	$—	$(4,449)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, the following forward foreign currency contracts were outstanding for VY® Invesco Oppenheimer Global Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,104,170	JPY	114,441,725	RBC Capital Markets Corp.	01/04/21	$(4,171)
USD	495,416	JPY	51,182,874	RBC Capital Markets Corp.	01/05/21	(278)
						$(4,449)

Currency Abbreviations

JPY — Japanese Yen

USD — United States Dollar

See Accompanying Notes to Financial Statements

VY® INVESCO  SUMMARY PORTFOLIO OF INVESTMENTS
OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2020 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,449
Total Liability Derivatives		$4,449

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$14,992
Total	$14,992
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4,449)
Total	$(4,449)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:

RBC Capital Markets Corp.
Liabilities:
Forward foreign currency contracts	$4,449
Total Liabilities	$4,449
Net OTC derivative instruments by counterparty, at fair value	$(4,449)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(4,449)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $689,196,523.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,040,775,440
Gross Unrealized Depreciation	(4,914,603)
Net Unrealized Appreciation	$1,035,860,837

See Accompanying Notes to Financial Statements

VY® JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 4.3%
162,020	(1)	Discovery Communications, Inc. - Class C	$4,243,304	1.1
120,188	(1)	Liberty Media Corp. - SiriusXM C	5,229,380	1.4
27,580	(1)	Liberty Broadband Corp. - Series C	4,367,845	1.2
12,430	(2)	Other Securities	2,353,620	0.6
			16,194,149	4.3
		Consumer Discretionary: 10.5%
4,390	(1)	Autozone, Inc.	5,204,081	1.4
46,890		Best Buy Co., Inc.	4,679,153	1.3
30,460	(1)	Mohawk Industries, Inc.	4,293,337	1.1
190,416		Newell Brands, Inc.	4,042,532	1.1
36,320		Ralph Lauren Corp.	3,767,837	1.0
380,781	(2)	Other Securities	17,252,819	4.6
			39,239,759	10.5
		Consumer Staples: 4.7%
18,690		Constellation Brands, Inc.	4,094,044	1.1
327,653	(2)	Other Securities	13,583,301	3.6
			17,677,345	4.7
		Energy: 3.7%
118,114		Diamondback Energy, Inc.	5,716,717	1.5
562,094		Other Securities	8,095,763	2.2
			13,812,480	3.7
		Financials: 22.1%
34,610		Ameriprise Financial, Inc.	6,725,761	1.8
131,780		Citizens Financial Group, Inc.	4,712,453	1.3
200,310		Fifth Third Bancorp	5,522,547	1.5
92,690		Hartford Financial Services Group, Inc.	4,539,956	1.2
148,190		Loews Corp.	6,671,514	1.8
43,863		M&T Bank Corp.	5,583,760	1.5
46,370		Northern Trust Corp.	4,318,902	1.1
53,150		Raymond James Financial, Inc.	5,084,860	1.3
264,850		Regions Financial Corp.	4,269,382	1.1
38,880		T. Rowe Price Group, Inc.	5,886,043	1.6
624,638		Other Securities	29,685,125	7.9
			83,000,303	22.1
		Health Care: 7.4%
39,460		AmerisourceBergen Corp.	3,857,610	1.0
17,810		Cigna Corp.	3,707,686	1.0
25,990	(1)	Laboratory Corp. of America Holdings	5,290,264	1.4
Shares			Value	Percentage of Net Assets
34,490		Universal Health Services, Inc.	$4,742,375	1.3
37,180		Zimmer Biomet Holdings, Inc.	5,729,066	1.5
46,130	(2)	Other Securities	4,365,171	1.2
			27,692,172	7.4
		Industrials: 12.8%
29,260		Acuity Brands, Inc.	3,543,094	0.9
40,990		Ametek, Inc.	4,957,331	1.3
32,930		Carlisle Cos., Inc.	5,143,007	1.4
46,850		Fortune Brands Home & Security, Inc.	4,015,982	1.1
28,170		Hubbell, Inc.	4,416,774	1.2
21,690		IDEX Corp.	4,320,648	1.2
69,970		ITT, Inc.	5,389,089	1.4
40,200		Lincoln Electric Holdings, Inc.	4,673,250	1.2
34,890	(1)	Middleby Corp.	4,498,019	1.2
21,221		Snap-On, Inc.	3,631,762	1.0
64,220		Other Securities	3,305,714	0.9
			47,894,670	12.8
		Information Technology: 9.1%
37,520		Amphenol Corp.	4,906,491	1.3
29,340		Analog Devices, Inc.	4,334,398	1.2
27,490		CDW Corp.	3,622,907	1.0
28,830		Motorola Solutions, Inc.	4,902,830	1.3
13,610	(1)	Synopsys, Inc.	3,528,256	0.9
209,517	(2)	Other Securities	12,818,989	3.4
			34,113,871	9.1
		Materials: 5.9%
16,320		Martin Marietta Materials, Inc.	4,634,391	1.3
5,610		Sherwin-Williams Co.	4,122,845	1.1
217,180	(2)	Other Securities	13,193,154	3.5
			21,950,390	5.9
		Real Estate: 10.7%
24,480		AvalonBay Communities, Inc.	3,927,327	1.0
77,220	(1)	CBRE Group, Inc.	4,843,238	1.3
985,155	(2)	Other Securities	31,459,090	8.4
			40,229,655	10.7
		Utilities: 8.2%
79,020		CMS Energy Corp.	4,821,010	1.3
71,380		Edison International	4,484,092	1.2
47,590		Entergy Corp.	4,751,386	1.3
91,585		National Fuel Gas Co.	3,766,891	1.0
59,630		WEC Energy Group, Inc.	5,487,749	1.4

See Accompanying Notes to Financial Statements

VY® JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Utilities (continued)
90,700		Xcel Energy, Inc.	$6,046,969	1.6
10,840		Other Securities	1,381,124	0.4
			30,739,221	8.2
		Total Common Stock (Cost $279,628,470)	372,544,015	99.4
SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
3,548,827	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $3,548,827)	3,548,827	0.9
		Total Short-Term Investments (Cost $3,548,827)	3,548,827	0.9
		Total Investments in Securities (Cost $283,177,297)	$376,092,842	100.3
		Liabilities in Excess of Other Assets	(1,279,603)	(0.3)
		Net Assets	$374,813,239	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$372,544,015	$—	$—	$372,544,015
Short-Term Investments	3,548,827	—	—	3,548,827
Total Investments, at fair value	$376,092,842	$—	$—	$376,092,842

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $285,207,183.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$108,550,645
Gross Unrealized Depreciation	(17,664,986)
Net Unrealized Appreciation	$90,885,659

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.4%
			Communication Services: 7.7%
72,220	(1	),(2)	AirBNB, Inc. Class B Lockup Shares	$10,495,877	0.7
96,931	(2)		Match Group, Inc.	14,654,998	1.0
148,300	(2)		Pinterest, Inc.	9,772,970	0.7
49,700	(2)		Roku, Inc.	16,501,394	1.2
56,800	(2)		Spotify Technology SA	17,872,688	1.3
821,367	(3	),(4)	Other Securities	39,226,573	2.8
				108,524,500	7.7
			Consumer Discretionary: 11.2%
13,100	(2)		Chipotle Mexican Grill, Inc.	18,165,901	1.3
58,600	(2)		Etsy, Inc.	10,425,526	0.7
2,810	(1	),(2),(5)	JAND, Inc. (dba Warby Parker) - Class A	68,931	0.0
51,900	(2)		Lululemon Athletica, Inc.	18,062,757	1.3
35,600	(2)		O'Reilly Automotive, Inc.	16,111,492	1.1
652,429	(3	),(4)	Other Securities	95,362,165	6.8
				158,196,772	11.2
			Consumer Staples: 3.3%
109,400			Church & Dwight Co., Inc.	9,542,962	0.7
323,904	(3	),(4)	Other Securities	36,833,211	2.6
				46,376,173	3.3
			Energy: 0.3%
44	(1	),(2),(5)	Venture Global LNG, Inc. - Series B	244,873	0.0
560	(1	),(2),(5)	Venture Global LNG, Inc. - Series C	3,116,562	0.3
				3,361,435	0.3
			Financials: 3.3%
19,000			MarketAxess Holdings, Inc.	10,840,640	0.7
37,300			MSCI, Inc. - Class A	16,655,569	1.2
340,481	(3	),(4)	Other Securities	19,406,400	1.4
				46,902,609	3.3
			Health Care: 21.8%
33,600	(2)		Align Technology, Inc.	17,955,168	1.3
24,300	(2)		Idexx Laboratories, Inc.	12,146,841	0.9
110,491			McKesson Corp.	19,216,595	1.4
8,300	(2)		Mettler Toledo International, Inc.	9,459,344	0.7
48,155	(2)		Repligen Corp.	9,227,942	0.6
55,480	(2)		Seagen, Inc.	9,716,767	0.7
Shares				Value	Percentage of Net Assets
67,200	(2)		Veeva Systems, Inc.	$18,295,200	1.3
2,512,431	(3	),(4)	Other Securities	210,946,839	14.9
				306,964,696	21.8
			Industrials: 11.0%
34,200			Cintas Corp.	12,088,332	0.8
75,400	(2)		Copart, Inc.	9,594,650	0.7
19,400	(2)		CoStar Group, Inc.	17,931,032	1.3
54,556			Verisk Analytics, Inc.	11,325,280	0.8
1,065,456	(3	),(4)	Other Securities	104,651,691	7.4
				155,590,985	11.0
			Information Technology: 39.2%
87,300	(2)		Akamai Technologies, Inc.	9,165,627	0.7
78,200			Amphenol Corp.	10,226,214	0.7
39,900	(2)		ANSYS, Inc.	14,515,620	1.0
126,400	(2)		Cadence Design Systems, Inc.	17,244,752	1.2
72,600			CDW Corp.	9,567,954	0.7
34,123	(2	),(6)	Coupa Software, Inc.	11,564,626	0.8
57,697	(2)		Crowdstrike Holdings, Inc.	12,221,379	0.9
11,320	(1	),(2),(5)	Databricks, Inc.	543,360	0.0
93,246	(2	),(6)	Datadog, Inc.	9,179,136	0.7
82,653	(2	),(6)	DocuSign, Inc.	18,373,762	1.3
68,400	(2	),(6)	Enphase Energy, Inc.	12,002,148	0.9
109,200			Entegris, Inc.	10,494,120	0.7
56,895	(2)		Five9, Inc.	9,922,488	0.7
35,200	(2)		FleetCor Technologies, Inc.	9,603,616	0.7
34,129	(1	),(2),(5)	Gitlab, Inc. Class B	1,365,160	0.1
68,100			KLA Corp.	17,631,771	1.3
81,300			Microchip Technology, Inc.	11,228,343	0.8
35,400			Monolithic Power Systems, Inc.	12,964,542	0.9
52,500	(2)		Okta, Inc.	13,348,650	0.9
32,200	(2)		Palo Alto Networks, Inc.	11,443,558	0.8
27,200	(2)		Paycom Software, Inc.	12,301,200	0.9
8,558	(1	),(2),(5)	Procore Technologies, Inc.	539,154	0.0
33,800	(2)		RingCentral, Inc.	12,809,186	0.9
71,300	(2)		Splunk, Inc.	12,113,157	0.9
61,500	(2)		Synopsys, Inc.	15,943,260	1.1
31,626	(1	),(2),(5)	Tanium, Inc. Class B	360,385	0.0
79,100			Teradyne, Inc.	9,483,299	0.7
18,700	(2	),(6)	Trade Desk, Inc./The	14,978,700	1.1
49,000	(2)		Twilio, Inc.	16,586,500	1.2
102,200			Xilinx, Inc.	14,488,894	1.0
1,921,691	(3	),(4)	Other Securities	220,580,064	15.6
				552,790,625	39.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Materials: 1.6%
101,180			Ball Corp.	$9,427,952	0.7
154,300	(3)		Other Securities	13,182,707	0.9
				22,610,659	1.6
			Real Estate: —%
6,575	(1	),(2),(5)	WeWork Companies, Inc. - Class A	—	—
			Total Common Stock (Cost $885,462,801)	1,401,318,454	99.4
PREFERRED STOCK: 0.7%
			Consumer Discretionary: 0.1%
5,820	(1	),(2),(5)	JAND, Inc. (dba Warby Parker) - Series AA	142,768	0.0
8	(1	),(2),(5)	JAND, Inc. (dba Warby Parker) - Series B	196	0.0
32,438	(1	),(2),(5)	Rappi, Inc. - Series E	1,938,042	0.1
				2,081,006	0.1
			Information Technology: 0.6%
24,459	(1	),(2),(5)	Databricks, Inc., Series F	1,174,032	0.1
2,122	(1	),(2),(5)	Procore Technologies, Inc. - Series B	133,686	0.0
353,970	(1	),(2),(5)	Tanium, Inc. - Series G	4,033,559	0.3
1,681	(1	),(2),(5)	UiPath Inc. - Series G	48,904	0.0
69,933	(1	),(2),(5)	UiPath Inc., Series D-1	2,034,512	0.2
11,742	(1	),(2),(5)	UiPath Inc., Series D-2	341,602	0.0
				7,766,295	0.6
			Real Estate: —%
44,396	(1	),(2),(5)	WeWork Companies, Inc. - Series D-1	—	—
34,882	(1	),(2),(5)	WeWork Companies, Inc. - Series D-2	—	—
24,709	(1	),(2),(5)	WeWork Companies, Inc. - Series E	—	—
				—	—
			Total Preferred Stock (Cost $8,219,756)	9,847,301	0.7
			Total Long-Term Investments (Cost $893,682,557)	1,411,165,755	100.1
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
		Repurchase Agreements: 8.6%
6,667,830	(7)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $6,667,903, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $6,801,187, due 02/03/21-11/20/70)	$6,667,830	0.5
4,191,206	(7)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $4,191,252, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $4,275,030, due 07/01/24-10/01/50)	4,191,206	0.3
5,660,202	(7)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $5,660,351, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $5,943,212, due 03/01/21-11/20/40)	5,660,202	0.4

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
19,787,269	(7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $19,787,421, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $20,183,014, due 01/25/21-10/15/62)	$19,787,269	1.4
6,772,280	(7)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,772,332, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $6,907,726, due 01/14/21-01/20/69)	6,772,280	0.5
12,383,660	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $12,383,836, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $12,631,526, due 01/31/21-05/15/49)	12,383,660	0.9
Principal Amount†			Value	Percentage of Net Assets
17,105,837	(7)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $17,105,968, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $17,447,954, due 01/26/21-01/01/51)	$17,105,837	1.2
2,732,050	(7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,732,071, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,786,691, due 01/04/21-12/01/50)	2,732,050	0.2
1,325,836	(7)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,325,845, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,352,353, due 03/02/21-08/15/29)	1,325,836	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
7,736,800	(7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,736,910, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $7,891,536, due 07/01/22-12/01/50)	$7,736,800	0.5
8,840,184	(7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $8,840,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $9,017,119, due 02/18/21-01/15/62)	8,840,184	0.6
6,943,740	(7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,943,839, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $7,085,180, due 02/28/25-05/31/25)	6,943,740	0.5
Principal Amount†				Value	Percentage of Net Assets
2,169,423	(7)		Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $2,169,473, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $2,264,520, due 05/13/21-11/01/40)	$2,169,423	0.1
19,639,454	(7)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $19,639,798, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $20,082,173, due 07/15/22-02/15/47)	19,639,454	1.4
			Total Repurchase Agreements (Cost $121,955,771)	121,955,771	8.6
Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.8%
3,453,000	(7	),(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$3,453,000	0.3
3,841,000	(7	),(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	3,841,000	0.3
3,370,000	(7	),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	3,370,000	0.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds (continued)
132	(8)	T. Rowe Price Government Reserve Fund, 0.080%	$132	0.0
		Total Mutual Funds (Cost $10,664,132)	10,664,132	0.8
		Total Short-Term Investments (Cost $132,619,903)	132,619,903	9.4
		Total Investments in Securities (Cost $1,026,302,460)	$1,543,785,658	109.5
		Liabilities in Excess of Other Assets	(133,750,528)	(9.5)
		Net Assets	$1,410,035,130	100.0

"Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $26,581,603 or 1.9% of net assets. Please refer to the table below for additional details.

(2)  Non-income producing security.

(3)  The grouping contains securities on loan.

(4)  The grouping contains non-income producing securities.

(5)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)  Security, or a portion of the security, is on loan.

(7)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$98,028,623	$10,495,877	$—	$108,524,500
Consumer Discretionary	158,127,841	—	68,931	158,196,772
Consumer Staples	46,376,173	—	—	46,376,173
Energy	—	—	3,361,435	3,361,435
Financials	46,902,609	—	—	46,902,609
Health Care	306,964,696	—	—	306,964,696
Industrials	155,590,985	—	—	155,590,985
Information Technology	549,982,566	—	2,808,059	552,790,625
Materials	22,610,659	—	—	22,610,659
Real Estate	—	—	—	—
Total Common Stock	1,384,584,152	10,495,877	6,238,425	1,401,318,454
Preferred Stock	—	—	9,847,301	9,847,301
Short-Term Investments	10,664,132	121,955,771	—	132,619,903
Total Investments, at fair value	$1,395,248,284	$132,451,648	$16,085,726	$1,543,785,658

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2020, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. Class B Lockup Shares	4/16/2014	$1,664,954	$10,495,877
Databricks, Inc.	7/24/2020	543,644	543,360
Databricks, Inc., Series F	10/22/2019	1,050,475	1,174,032
Gitlab, Inc. Class B	12/15/2020	1,375,399	1,365,160
JAND, Inc. (dba Warby Parker) - Class A	11/19/2020	69,077	68,931
JAND, Inc. (dba Warby Parker) - Series AA	11/19/2020	142,994	142,768
JAND, Inc. (dba Warby Parker) - Series B	11/19/2020	197	196
Procore Technologies, Inc.	7/15/2020	481,985	539,154

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Security	Acquisition Date	Acquisition Cost	Fair Value
Procore Technologies, Inc. - Series B	7/15/2020	$95,490	$133,686
Rappi, Inc. - Series E	9/8/2020	1,938,042	1,938,042
Tanium, Inc. - Series G	8/26/2015	1,757,213	4,033,559
Tanium, Inc. Class B	9/24/2020	360,385	360,385
UiPath Inc. - Series G	7/9/2020	31,256	48,904
UiPath Inc., Series D-1	4/26/2019	917,327	2,034,512
UiPath Inc., Series D-2	4/26/2019	154,023	341,602
Venture Global LNG, Inc. - Series B	3/8/2018	132,880	244,873
Venture Global LNG, Inc. - Series C	10/16/2017	2,083,973	3,116,562
WeWork Companies, Inc. - Class A	6/23/2015	144,501	—
WeWork Companies, Inc. - Series D-1	12/9/2014	739,245	—
WeWork Companies, Inc. - Series D-2	12/9/2014	580,826	—
WeWork Companies, Inc. - Series E	6/23/2015	812,668	—
		$15,076,554	$26,581,603

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2020:

Investments, at fair value	Fair Value at December 31, 2020	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Common Stocks	$6,238,425	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—**
		Market Approach	Discount for lack of collectability	100%		100%		Decrease
		Market Approach	Enterprise Value to
			EBITDA Multiple	10.0	x	10.0	x	Increase
		Market Approach	Projected Enterprise Value to EBITDA Multiple	12.0	x	12.0	x	Increase
		Market Approach	Discount Rate for Cost of Equity	20%		20%		Decrease
		Market Approach	Discount for lack of marketability	10%		10%		Decrease
Preferred Stocks	$9,847,301	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—**
		Market Approach	Discount for lack of collectability	100%		100%		Decrease
Total Investments, at fair value	$16,085,726

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2020:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2019	$3,233,376	$10,892,293	$14,125,669
Purchases	2,830,490	2,207,979	5,038,469
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	174,559	1,044,119	1,218,678
Transfers into Level 3	—	—	—
Transfers out of Level 3******	—	(4,297,090)	(4,297,090)
Ending balance at December 31, 2020	$6,238,425	$9,847,301	$16,085,726
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2020*****	$174,559	$1,044,119	$1,218,678

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2020 may be due to securities no longer held or categorized as Level 3 at year end.

******  During the year ended December 31, 2020, certain securities fair valued at $4,297,090 transferred out of Level 3 because observable market data became available for the securities.
See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,027,035,460.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$533,856,344
Gross Unrealized Depreciation	(17,106,146)
Net Unrealized Appreciation	$516,750,198

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.7%
			Communication Services: 19.6%
150,598	(1	),(2)	AirBNB, Inc. Class B Lockup Shares	$21,886,709	1.1
33,159	(2)		Alphabet, Inc. - Class A	58,115,790	3.0
28,085	(2)		Alphabet, Inc. - Class C	49,201,550	2.5
5,531	(1	),(2),(3)	Epic Games, Inc.	3,180,325	0.2
350,575	(2)		Facebook, Inc. - Class A	95,763,067	4.9
102,407	(2)		Match Group, Inc.	15,482,914	0.8
81,048	(2)		NetFlix, Inc.	43,825,085	2.2
161,749	(2	),(4)	Sea Ltd. ADR	32,196,138	1.7
638,946	(2)		Snap, Inc.	31,992,026	1.6
46,757	(2)		Spotify Technology SA	14,712,558	0.8
216,400			Tencent Holdings Ltd.	15,570,802	0.8
1,548	(5)		Other Securities	293,114	0.0
				382,220,078	19.6
			Consumer Discretionary: 21.3%
183,710	(2)		Alibaba Group Holding Ltd. ADR	42,754,828	2.2
63,638	(2)		Amazon.com, Inc.	207,264,511	10.6
4,875	(2)		Booking Holdings, Inc.	10,857,941	0.6
48,117	(2	),(4)	Carvana Co.	11,525,946	0.6
9,385	(2)		Chipotle Mexican Grill, Inc.	13,014,274	0.7
54,625	(1	),(2)	DoorDash, Inc. Class A Lockup Shares	7,719,742	0.4
71,136	(4)		Ferrari NV	16,327,135	0.8
29,850	(2	),(6)	JD Health International, Inc.	577,559	0.0
41,603	(2)		Lululemon Athletica, Inc.	14,479,092	0.7
127,036			Nike, Inc. - Class B	17,971,783	0.9
186,215			Ross Stores, Inc.	22,869,064	1.2
147,744	(4)		Wynn Resorts Ltd.	16,669,956	0.9
464,742	(5	),(7)	Other Securities	32,716,768	1.7
				414,748,599	21.3
			Financials: 2.3%
1,134,411	(1	),(2),(3)	Ant International Co., Limited - Class C	9,869,375	0.5
12,749	(1	),(2),(3)	Maplebear, Inc., dba Instacart	828,685	0.0
666	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Non-Voting	43,290	0.0
Shares				Value	Percentage of Net Assets
213,097	(1	),(2),(3)	Social Finance (dba SoFi), Inc. - Voting	$3,927,378	0.2
270,124	(5)		Other Securities	30,375,900	1.6
				45,044,628	2.3
			Health Care: 9.8%
41,413			Anthem, Inc.	13,297,300	0.7
100,927			Cigna Corp.	21,010,983	1.1
85,133			HCA Healthcare, Inc.	14,000,973	0.7
33,827	(2)		Intuitive Surgical, Inc.	27,673,869	1.4
105,325			Stryker Corp.	25,808,838	1.3
106,579			UnitedHealth Group, Inc.	37,375,124	1.9
73,105	(2)		Vertex Pharmaceuticals, Inc.	17,277,636	0.9
426,132	(5	),(7)	Other Securities	33,781,657	1.8
				190,226,380	9.8
			Industrials: 6.2%
38,571			Cintas Corp.	13,633,306	0.7
66,054			FedEx Corp.	17,148,939	0.9
152,436			Fortive Corp.	10,795,517	0.5
41,900			Parker Hannifin Corp.	11,413,979	0.6
49,044			Roper Technologies, Inc.	21,142,378	1.1
31,165	(2)		Teledyne Technologies, Inc.	12,216,057	0.6
133,331			TransUnion	13,229,102	0.7
98,564			Other Securities	21,759,348	1.1
				121,338,626	6.2
			Information Technology: 38.2%
241,296	(2)		Advanced Micro Devices, Inc.	22,129,256	1.1
840,088			Apple, Inc.	111,471,277	5.7
50,485	(4)		ASML Holding NV-NY REG	24,622,544	1.3
140,889			Fidelity National Information Services, Inc.	19,930,158	1.0
201,689	(2)		Fiserv, Inc.	22,964,309	1.2
104,356			Global Payments, Inc.	22,480,369	1.2
77,321			Intuit, Inc.	29,370,382	1.5
131,519			Mastercard, Inc. - Class A	46,944,392	2.4
698,383			Microsoft Corp.	155,334,347	8.0
33,491			Nvidia Corp.	17,489,000	0.9
129,165	(2)		PayPal Holdings, Inc.	30,250,443	1.5
156,903	(2)		Salesforce.com, Inc.	34,915,625	1.8
42,899	(2)		ServiceNow, Inc.	23,612,897	1.2
261,501	(2)		Slack Technologies, Inc.	11,045,802	0.6

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
4,129	(1	),(2)	Snowflake, Inc. - Class B Lockup Shares	$1,150,282	0.1
108,646	(2)		Splunk, Inc.	18,457,869	0.9
51,440	(1	),(2),(3)	Stripe, Inc. - Class B	807,094	0.0
107,908			Taiwan Semiconductor Manufacturing Co., Ltd. ADR	11,766,288	0.6
17,150	(1	),(2),(3)	UiPath Inc., Class A	498,933	0.0
230,158			Visa, Inc. - Class A	50,342,459	2.6
639,751	(5	),(7)	Other Securities	88,921,188	4.6
				744,504,914	38.2
			Materials: 0.3%
25,424			Other Securities	6,699,478	0.3
			Total Common Stock (Cost $1,064,643,986)	1,904,782,703	97.7
PREFERRED STOCK: 2.2%
			Communication Services: 0.2%
68,026	(1	),(2),(3)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	2,857,092	0.2
			Consumer Discretionary: 1.4%
163,010	(1	),(2),(3)	Aurora Innovation, Inc., - Series B	3,204,249	0.2
38,487	(1	),(2),(3)	Rappi, Inc. - Series E	2,299,446	0.1
549,762	(1	),(2),(3)	Rivian Automotive, Inc. - Series D	8,730,220	0.5
659,827	(1	),(2),(3)	Rivian Automotive, Inc. - Series E	10,478,053	0.5
18,931	(1	),(2),(3)	Waymo LLC., Series A-2	1,625,552	0.1
				26,337,520	1.4
			Financials: 0.1%
1,855	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series A	120,575	0.0
26,036	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series G	1,692,340	0.1
				1,812,915	0.1
			Industrials: 0.2%
159,700	(1	),(2),(3)	GM Cruise Holdings, LLC - Class F	2,914,525	0.1
132,943	(1	),(2),(3)	Nuro, Inc. - Series C	1,735,518	0.1
				4,650,043	0.2
Shares				Value	Percentage of Net Assets
			Information Technology: 0.3%
93,459	(1	),(2),(3)	Magic Leap, Inc. - Series C	$215,264	0.0
61,969	(1	),(2),(3)	Magic Leap, Inc. - Series D	167,316	0.0
3,551	(1	),(2),(3)	UiPath Inc. - Series G	103,307	0.0
171,219	(1	),(2),(3)	UiPath Inc., Series D-1	4,981,154	0.3
28,752	(1	),(2),(3)	UiPath Inc., Series D-2	836,462	0.0
				6,303,503	0.3
			Real Estate: —%
42,822	(1	),(2),(3)	WeWork Companies, Inc. - Series E	—	—
			Total Preferred Stock (Cost $37,362,951)	41,961,073	2.2
			Total Long-Term Investments (Cost $1,102,006,937)	1,946,743,776	99.9
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
			Repurchase Agreements: 3.8%
4,036,255	(8)		Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $4,036,299, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $4,116,980, due 02/03/21-11/20/70)	$4,036,255	0.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
2,537,075	(8)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,537,103, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $2,587,817, due 07/01/24-10/01/50)	$2,537,075	0.1
3,428,327	(8)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $3,428,417, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $3,599,743, due 03/01/21-11/20/40)	3,428,327	0.2
11,977,882	(8)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $11,977,974, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $12,217,440, due 01/25/21-10/15/62)	11,977,882	0.6
Principal Amount†			Value	Percentage of Net Assets
4,099,483	(8)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,099,514, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.750%, Market Value plus accrued interest $4,181,473, due 01/14/21-01/20/69)	$4,099,483	0.2
7,510,273	(8)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,510,380, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $7,660,595, due 01/31/21-05/15/49)	7,510,273	0.4
11,135,388	(8)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $11,135,473, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $11,358,096, due 09/15/21-01/01/51)	11,135,388	0.6

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
1,653,799	(8)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,653,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,686,875, due 01/04/21-12/01/50)	$1,653,799	0.1
4,683,339	(8)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,683,406, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $4,777,006, due 07/01/22-12/01/50)	4,683,339	0.2
5,351,252	(8)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,351,328, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $5,458,356, due 02/18/21-01/15/62)	5,351,252	0.3
Principal Amount†				Value	Percentage of Net Assets
4,211,145	(8)		Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,211,205, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $4,296,923, due 02/28/25-05/31/25)	$4,211,145	0.2
1,313,996	(8)		Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,314,026, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $1,371,595, due 05/13/21-11/01/40)	1,313,996	0.1
11,888,406	(8)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $11,888,614, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $12,156,398, due 07/15/22-02/15/47)	11,888,406	0.6
			Total Repurchase Agreements (Cost $73,826,620)	73,826,620	3.8
Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.2%
1,360,000	(8	),(9)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$1,360,000	0.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Mutual Funds (continued)
1,360,000	(8	),(9)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	$1,360,000	0.1
1,710,000	(8	),(9)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,710,000	0.1
266	(9)		T. Rowe Price Government Reserve Fund, 0.080%	266	0.0
			Total Mutual Funds (Cost $4,430,266)	4,430,266	0.2
			Total Short-Term Investments (Cost $78,256,886)	78,256,886	4.0
			Total Investments in Securities (Cost $1,180,263,823)	$2,025,000,662	103.9
			Liabilities in Excess of Other Assets	(75,508,983)	(3.9)
			Net Assets	$1,949,491,679	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $91,872,886 or 4.7% of net assets. Please refer to the table below for additional details.

(2)  Non-income producing security.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Security, or a portion of the security, is on loan.

(5)  The grouping contains non-income producing securities.

(6)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(7)  The grouping contains securities on loan.

(8)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(9)  Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$341,582,242	$37,457,511	$3,180,325	$382,220,078
Consumer Discretionary	407,028,857	7,719,742	—	414,748,599
Financials	30,375,900	—	14,668,728	45,044,628
Health Care	190,226,380	—	—	190,226,380
Industrials	121,338,626	—	—	121,338,626
Information Technology	742,048,605	1,150,282	1,306,027	744,504,914
Materials	6,699,478	—	—	6,699,478
Total Common Stock	1,839,300,088	46,327,535	19,155,080	1,904,782,703
Preferred Stock	—	—	41,961,073	41,961,073
Short-Term Investments	4,430,266	73,826,620	—	78,256,886
Total Investments, at fair value	$1,843,730,354	$120,154,155	$61,116,153	$2,025,000,662

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

At December 31, 2020, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
AirBNB, Inc. Class B Lockup Shares	4/16/2014	$3,906,791	$21,886,709
Ant International Co., Limited - Class C	6/7/2018	6,364,046	9,869,375
Aurora Innovation, Inc., - Series B	3/1/2019	1,506,261	3,204,249
DoorDash, Inc. Class A Lockup Shares	11/12/2019	2,183,697	7,719,742
Epic Games, Inc.	6/18/2020	3,180,325	3,180,325
GM Cruise Holdings, LLC - Class F	5/7/2019	2,914,525	2,914,525
Magic Leap, Inc. - Series C	1/20/2016	2,152,641	215,264
Magic Leap, Inc. - Series D	10/12/2017	1,673,163	167,316
Maplebear, Inc., dba Instacart	8/7/2020	590,711	828,685
Maplebear, Inc., dba Instacart - Non-Voting	8/7/2020	30,858	43,290
Maplebear, Inc., dba Instacart - Series A	11/18/2020	113,177	120,575
Maplebear, Inc., dba Instacart - Series G	7/2/2020	1,252,121	1,692,340
Nuro, Inc. - Series C	10/30/2020	1,735,518	1,735,518
Rappi, Inc. - Series E	9/8/2020	2,299,446	2,299,446
Rivian Automotive, Inc. - Series D	12/23/2019	5,906,643	8,730,220
Rivian Automotive, Inc. - Series E	7/10/2020	10,220,720	10,478,053
Snowflake, Inc. - Class B Lockup Shares	3/17/2020	160,150	1,150,282
Social Finance (dba SoFi), Inc. - Voting	12/30/2020	3,927,378	3,927,378
Stripe, Inc. - Class B	12/17/2019	807,094	807,094
UiPath Inc. - Series G	7/9/2020	66,025	103,307
UiPath Inc., Class A	12/11/2020	498,933	498,933
UiPath Inc., Series D-1	4/26/2019	2,245,920	4,981,154
UiPath Inc., Series D-2	4/26/2019	377,147	836,462
Waymo LLC., Series A-2	5/8/2020	1,625,552	1,625,552
WeWork Companies, Inc. - Series E	6/23/2015	1,408,397	—
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	1,865,695	2,857,092
		$59,012,934	$91,872,886

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2020:

Investments, at fair value	Fair Value at December 31, 2020	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs***	Impact to Valuation from an Increase in Input****
Common Stocks	$19,155,080	Market Approach	Recent Comparable Transaction Price(s)	— **	— **	—**
		Contractual	Rate of Return	15%	15%	Increase
Preferred Stocks	$41,961,073	Market Approach	Recent Comparable Transaction Price(s)	— **	— **	—**
		Market Approach	Discount for uncertainty	90%	90%	Decrease
		Market Approach	Discount for lack of collectability	100%	100%	Decrease
Total Investments, at fair value	$61,116,153

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2020 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2020:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2019	$8,101,357	$31,298,235	$39,399,592
Purchases	8,388,355	17,953,640	26,341,995
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	2,825,518	3,853,476	6,678,994
Transfers into Level 3	—	—	—
Transfers out of Level 3******	(160,150)	(11,144,278)	(11,304,428)
Ending balance at December 31, 2020	$19,155,080	$41,961,073	$61,116,153
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2020*****	$2,825,518	$3,853,476	$6,678,994

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2020 may be due to securities no longer held or categorized as Level 3 at year end.

******  During the year ended December 31, 2020, certain securities fair valued at $11,144,278 transferred out of Level 3 because observable market data became available for the securities.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,188,020,205.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$849,354,905
Gross Unrealized Depreciation	(12,374,392)
Net Unrealized Appreciation	$836,980,513

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.2557
Class I	NII	$0.3145
Class S	NII	$0.2871
Voya International High Dividend Low Volatility Portfolio
Class ADV	NII	$0.3225
Class I	NII	$0.3847
Class S	NII	$0.3532
Class S2	NII	$0.3506
All Classes	LTCG	$1.3052
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1198
Class I	NII	$0.1753
Class S	NII	$0.1460
Class S2	NII	$0.1326
All Classes	STCG	$0.0639
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$—
Class I	NII	$0.0121
Class S	NII	$—
All Classes	STCG	$0.5421
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0503
Class I	NII	$0.1385
Class R6	NII	$0.1385
Class S	NII	$0.0938
Class S2	NII	$0.0353
All Classes	LTCG	$0.5612
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.2965
Class I	NII	$0.4041
Class S	NII	$0.3294
All Classes	STCG	$0.1090
All Classes	LTCG	$0.3366
Portfolio Name	Type	Per Share Amount
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.5871
Class I	NII	$0.7987
Class S	NII	$0.6911
Class S2	NII	$0.6327
All Classes	STCG	$0.1388
All Classes	LTCG	$1.7049
VY® Invesco Oppenheimer Global Portfolio
Class ADV	NII	$0.1338
Class I	NII	$0.2311
Class S	NII	$0.1787
Class S2	NII	$0.1288
All Classes	LTCG	$0.7146
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1112
Class I	NII	$0.1824
Class S	NII	$0.1455
Class S2	NII	$0.1177
All Classes	STCG	$0.0063
All Classes	LTCG	$1.2814
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0130
Class I	NII	$0.0130
Class R6	NII	$0.0130
Class S	NII	$0.0130
Class S2	NII	$0.0130
All Classes	STCG	$0.0272
All Classes	LTCG	$1.0271
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$3.4633

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	83.12%
VY® Columbia Contrarian Core Portfolio	37.37%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	95.90%
VY® Invesco Equity and Income Portfolio	53.89%
VY® Invesco Oppenheimer Global Portfolio	42.94%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	99.92%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya International High Dividend Low Volatility Portfolio	$50,295,767
VY® Columbia Small Cap Value II Portfolio	$5,238,920
VY® Invesco Comstock Portfolio	$4,671,973
VY® Invesco Equity and Income Portfolio	$47,796,674
VY® Invesco Oppenheimer Global Portfolio	$51,246,967
VY® JPMorgan Mid Cap Value Portfolio	$29,653,088
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$94,214,679
VY® T. Rowe Price Growth Equity Portfolio	$67,431,150

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Portfolio	$743,151	$0.0172	95.04%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director Chairperson	November 2007 - Present January 2020 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	133	Dentaquest (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	November 1997 -Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	133	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 - Present	Consultant (May 2001 - Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	October 2015 - Present	Retired.	133	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Director who is an "interested person":
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 - Present March 2020 - Present

Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present); Formerly, Consultant, DA Capital LLC (January 2016 - March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 - March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 - Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 - Present) and Voya Funds Services, LLC (March 2006 - Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (September 2020 - Present). Formerly, Vice President, Counsel II, Voya Investment Management - Mutual Fund Legal Department (January 2013 - September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 19, 2020, the Board of Directors ("Board") of Voya Partners, Inc. (the "Company"), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not "interested persons" of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of the Company (the "Portfolios"), as such term is defined under the Investment Company Act of 1940, as amended (the "Independent Directors"), considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the "Sub-Advisory Contracts," and together with the Management Contracts, the "Contracts") with Voya Investment Management Co. LLC, American Century Investment Management, Inc., BAMCO, Inc., Columbia Management Investment Advisers, LLC, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the "Sub-Advisers"), for an additional one year period ending November 30, 2021.

In addition to the Board meeting on November 19, 2020, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as "management") on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and a Sub-Adviser.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund's performance. In connection with the Manager's performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio's prospectus. In addition, the Board considered the investment performance of Voya Global Bond Portfolio compared to an additional performance peer group that is approved by the Portfolio's IRC due to the unique investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, from the Company's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. In addition, the Board considered the contractual management fee schedule for VY® Baron Growth Portfolio compared to other funds its Sub-Adviser manages, as identified by the Manager. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the

Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser's potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio's more recent performance, asset levels and asset flows. Each Portfolio's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the three-year period, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board also took into account that the Portfolio outperformed its performance peer group average for the three-year, five-year and ten-year periods and underperformed for the year-to-date and one-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya International High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the three-year, five-year, and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, five-year and ten-year periods, and the second quintile for the year-to-date and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive when compared to peers identified by management.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, and the third quintile for the one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the ten-year period, and the fifth quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of sector allocation on the Portfolio's performance; and (2) its confidence in the Sub-Adviser's ability to deliver favorable long-term performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as a result of the Board's request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (2) management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the

Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the five-year period, and the fifth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of security selection on the Portfolio's performance; and (2) a change to the Portfolio's portfolio management team, effective December 31, 2019.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods and underperformed for the year-to-date and one-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year period, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for the three-year and ten-year periods and underperformed for the year-to-date, one-year and five-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® T Rowe Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 0211

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI

(1220-022321)

Annual Report
December 31, 2020
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio	■ Voya Solution 2065 Portfolio
■ Voya Solution 2030 Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive® Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index
Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.

2

Portfolio Managers’ Report	Voya Solution Portfolios

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio*, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2020 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (the “Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks can be found on page 7.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2020.
The Portfolios started the year favoring equities over fixed income assets across all portfolios except for the near-dated Voya Solution Income Portfolio. Within the sub-asset class space, most Portfolios were overweight to domestic large, small and international developed equities, and also long government and short duration bonds. These positions were funded by underweight positions in core fixed income and high-yield (“HY”) bonds. The Voya Solution Income Portfolio held a neutral equity weighting.
In January, the Portfolios reversed a trade from the previous quarter that had favored developed international equities over domestic equities. Proceeds from the sale of developed international equities were used to purchase domestic large cap equities. In February, the Portfolios unwound a prior trade that had neutralized their strategic underweight to U.S. small cap equities. Concerns regarding the U.S. small company sector composition and high foreign sales exposure were reasons for re-enacting the underweight.
In March, we had made rotations in the Portfolios as a result of extremely oversold conditions due to the negative impact of the coronavirus. Throughout the month, we modestly increased U.S. large cap equities by selling core U.S. fixed income, on our belief that a lot of bad news already was incorporated into equity asset prices. Additionally, we began to modestly scale back into HY bonds, reducing our allocation to short duration bonds and core fixed income. This was our first re-allocation to HY after having removed the asset class entirely from the Portfolios in July 2018. Spreads in the asset class were at extremely distressed levels at the time of the trade and, based on our analysis, we found the risk-reward to be adequate compensation for potential defaults.
At the end of March, we modestly reduced our underweights in developed international and domestic small cap equities, taking from U.S. large cap equities. At the time of the trade, developed international had significantly underperformed U.S. large cap equities. The trade into U.S. small cap equities covered only part of the underweight. At the time of the trade, the 11% underperformance of U.S. small cap equities versus U.S. large cap equities was extraordinary on all measures of depth and speed of underperformance, and in our view was primed for a counter-trend rally.
At the beginning of April, the Portfolios continued scaling into HY, funded by selling short duration bonds. The Portfolios also sold out of Treasury inflation-protected securities (TIPS) because of the negative yield across the TIPS curve. The objective of the trade was to position the Portfolios to “invest alongside,” i.e., seeking to benefit from, the U.S. Federal Reserve Board’s (“Fed”) commitment to purchasing investment-grade corporate bonds. The final trade in April resulted in a slight reduction of our equity overweight, as the Portfolios took the opportunity to de-risk while equity market conditions had improved.
As part of their annual review process, the Portfolios glided down the equity portion of the near-dated Portfolios and made modest adjustments to the strategic asset allocation based on our latest long-term capital market assumptions. The updates resulted in modest decreases in equity allocations for the 2035 and 2030 vintages. In addition, U.S. small cap equities and senior bank loans were removed as strategic asset classes, though we remain invested in U.S. small cap equities on a tactical basis.
3

Voya Solution Portfolios	Portfolio Managers’ Report

At the start of May, the Portfolios initiated an underweight to emerging market (“EM”) equities given concerns over the U.S. presidential administration’s hawkish stance towards China. Proceeds from the sale were rotated into domestic large cap equities. In mid-May, as the equity markets continued to rally, we lightly trimmed our domestic large cap equity position, shifting into intermediate bonds. Finally, at the end of May and beginning of June, to take advantage of a traditional outperformer in the first year of a recovery, we increased weights in domestic small cap by selling U.S. large cap and intermediate bonds.
In July, the Portfolios removed long-government bond exposure in the far-dated vintages and reduced it in the near-dated vintages in favor of intermediate term bonds. At the time of the trade, the yield curve had re-flattened and we expected further steepening as economic and COVID-related data, e.g., hospitalizations, continued to improve. Also, the Portfolios purchased EM equities with proceeds from reducing intermediate bonds. This trade partially unwound a short EM position enacted in May. The rationale for the trade lay in the weakening U.S. dollar and the fiscal-led recovery in China.
In August, long government bond exposure was reduced in favor of corporate credit across the Income — 2035 vintages. This was a partial unwinding of a tactical position implemented in April, which over weighted long duration. In October, as part of the semi-annual review of the Portfolios’ strategic asset allocation, two existing tactical trades were incorporated into longer-term positions as strategic asset classes, resulting in the re-introduction of U.S. small cap equities and the removal of global real estate. In addition, the Portfolios added to EM equities and U.S. small cap equities by selling U.S. large cap equities.
In November, the Portfolios added to developed international equities funded by selling U.S. large cap equities. With this trade, the Portfolios reversed a previously held underweight to developed international equities, resulting in an overweight position within the far-dated vintages, a neutral weight in the mid-dated vintages and a slight underweight in near-dated vintages. The rationale for the trade includes expectations for EAFE’s recent outperformance to persist, given the continued rise of COVID-19 cases in the U.S. and further weakening of the U.S. dollar relative to the euro.
During the year, tactical moves relative to our strategic benchmarks have had a positive impact across the Portfolios.
From a holdings standpoint, overall performance from underlying strategies contributed to results before fees and expenses. Managers with top benchmark-relative performance included VY® BrandywineGLOBAL-Bond Portfolio, Voya Global Bond Portfolio and Voya Multi-Manager International Equity Fund. Bottom benchmark-relative performers included Voya Large Cap Growth Fund, VY® JPMorgan Small Cap Core Portfolio and VY® Invesco Comstock Portfolio.
During the year, certain of the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide certain of the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: In our opinion, with two COVID-19 vaccines approved for use in the U.S. and a new round of fiscal stimulus on the verge of being deployed, there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (stimulus) that should serve to reinforce the recovery and absorb unexpected jolts along the way. We believe highly accommodative monetary policy is likely to be prolonged and act as an additional safety feature to ensure full-employment output is reached without a major accident. The Fed’s new flexible inflation targeting framework should hold short-term rates near their effective lower bound until there is sustained progress towards their 2% inflation goal, in our view. We believe analogous developments taking shape in various forms across the world should help reignite global growth to above-trend levels in 2021, breathe new life into struggling sectors and accelerate the rotation into cyclical assets already underway.
In our view, equity markets look overbought, based on certain sentiment indicators, including the Chicago Board Options Exchange put/call ratio. However, we believe the improving medium-term fundamental economic backdrop outweighs any near-term technical weakness. Estimates of U.S. corporate earnings growth for 2021 appear to us to substantially undershoot, particularly in the back half of the year, when we anticipate pent up demand will be unleashed as consumer spending speeds up and ailing services sectors are restored to health. We recognize most valuation measures that compare broad market stock prices to earnings, cash flows or sales, look historically expensive. Yet, when adjusted for interest rates, we think stocks have more room to run. We believe the Fed will keep the bond market tame in the near term, which will hold earnings multiples afloat while better future financial reports boost numbers in the denominator in the second
4

Portfolio Managers’ Report	Voya Solution Portfolios

half of 2021. Another reason we like equities better than bonds is our view that in the next phase of the business cycle, cyclically geared assets will carry more of the load. We believe the hand-off that began at the end of October is likely to continue; we remain overweight to U.S. small cap and EM equities, which stand to benefit from economic progression, in our view.
The same macro level view guides our positioning in fixed income. The lagged impact of fiscal and monetary policy, combined with a better-controlled global health situation, should in our opinion, press corporate credit and securitized spreads tighter. We think accelerating growth will steepen the yield curve, so we are underweighted in duration. But we do not expect long-end yields will shoot so high, so fast, as to meaningfully tighten financial conditions. Given their yield advantage, we continue to prefer U.S. fixed income over non-U.S. developed market bonds. Our view is that the U.S. dollar will continue to weaken, making foreign bonds more attractive, especially EM debt. Nonetheless, we still believe EM equities offer better risk-adjusted return potential than fixed income.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2020.

*
On close of business August 7, 2020, Voya Solution 2020 Portfolio merged into Voya Solution Income Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Solution Portfolios	Portfolio Managers’ Report

Target Allocations as of December 31, 2020(1)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	36.50%	36.50%	36.50%	36.50%	36.50%	33.50%	28.00%	24.00%	21.00%	10.00%
US Large Growth	8.25%	8.25%	8.25%	8.25%	8.25%	8.25%	7.50%	6.50%	7.00%	4.50%
US Large Value	7.75%	7.75%	7.75%	7.75%	7.75%	7.75%	7.50%	6.50%	7.00%	4.50%
US Mid Cap Blend	5.00%	5.00%	5.00%	4.50%	4.50%	4.00%	4.00%	3.00%	2.50%	—
US Small Cap	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	5.00%	5.00%
International	26.00%	26.00%	26.00%	26.00%	25.00%	23.00%	21.00%	19.00%	14.00%	7.00%
Emerging Markets	7.50%	7.50%	7.50%	7.00%	7.00%	6.50%	6.00%	5.00%	3.50%	2.00%
Core Fixed Income	3.00%	3.00%	3.00%	4.00%	3.00%	8.00%	14.00%	24.00%	31.00%	43.50%
High Yield	—	—	—	—	2.00%	3.00%	4.00%	4.00%	4.00%	5.00%
International Bonds	—	—	—	—	—	—	—	—	3.00%	3.00%
TIPS	—	—	—	—	—	—	—	—	—	3.50%
Short Duration	—	—	—	—	—	—	—	—	—	10.00%
Long Govt Bonds	—	—	—	—	—	—	2.00%	2.00%	2.00%	2.00%
Total Equity	97.00%	97.00%	97.00%	96.00%	95.00%	89.00%	80.00%	70.00%	60.00%	33.00%
Total Fixed Income	3.00%	3.00%	3.00%	4.00%	5.00%	11.00%	20.00%	30.00%	40.00%	67.00%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Solution Portfolios

Total Returns for the Period Ended December 31, 2020
1 Year
Voya Solution Aggressive Portfolio, Class S	15.83%
S&P Target Risk Aggressive® Index	13.09%
Voya Solution Balanced Portfolio, Class S	12.95%
S&P Target Risk® Growth Index	11.83%
Voya Solution Conservative Portfolio, Class S	9.83%
S&P Target Risk® Conservative Index	9.67%
Voya Solution Income Portfolio, Class S	11.94%
S&P Target Date Retirement Income Index	8.81%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	7.51%
Voya Solution Moderately Aggressive Portfolio, Class S	13.92%
S&P Target Risk Aggressive® Index	13.09%
Voya Solution Moderately Conservative Portfolio, Class S	11.33%
S&P Target Risk® Moderate Index Total Return	10.42%
Voya Solution 2025 Portfolio, Class S	13.54%
S&P Target Date 2025 Index	11.22%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
BCAB Index	7.51%
Voya Solution 2030 Portfolio, Class S	14.34%
S&P Target Date 2030 Index	11.91%
Voya Solution 2035 Portfolio, Class S	14.46%
S&P Target Date 2035 Index	12.79%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
BCAB Index	7.51%
Voya Solution 2040 Portfolio, Class S	16.23%
S&P Target Date 2040 Index	13.37%
Voya Solution 2045 Portfolio, Class S	16.29%
S&P Target Date 2045 Index	13.66%
Russell 3000® Index	20.89%
MSCI EAFE® Index	7.82%
BCAB Index	7.51%
Voya Solution 2050 Portfolio, Class S	16.11%
S&P Target Date 2050 Index	13.86%
Voya Solution 2055 Portfolio, Class S	16.04%
S&P Target Date 2055 Index	13.86%
Voya Solution 2060 Portfolio, Class S	15.90%
S&P Target Date 2060+ Index	13.99%
Voya Solution 2065 Portfolio, Class S*	17.61%
S&P Target Date 2060+ Index	16.10%

*
Voya Solution 2065 Portfolio cumulative total returns are for the date of inception on July 29, 2020 to December 31, 2020.

7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	15.53%	10.67%	9.52%
Class I	16.09%	11.21%	10.13%
Class R6(1)	16.19%	11.22%	10.13%
Class S	15.83%	10.96%	9.85%
Class S2	15.70%	10.78%	9.62%
S&P Target Risk Aggressive® Index	13.09%	10.65%	9.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	12.75%	8.69%	7.36%
Class I	13.30%	9.26%	7.91%
Class R6(1)	13.30%	9.26%	7.91%
Class S	12.95%	8.96%	7.63%
Class S2	12.81%	8.78%	7.45%
S&P Target Risk® Growth Index	11.83%	9.25%	7.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	9.59%	6.10%	4.91%
Class I	9.99%	6.60%	5.43%
Class R6(1)	10.09%	6.62%	5.44%
Class S	9.83%	6.36%	5.17%
Class S2	9.69%	6.22%	5.03%
S&P Target Risk® Conservative Index	9.67%	7.02%	5.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	11.61%	6.74%	5.49%
Class I	12.18%	7.27%	6.01%
Class S	11.94%	6.99%	5.75%
Class S2	11.74%	6.83%	5.59%
Class T	11.39%	6.52%	5.29%
S&P Target Date Retirement Income Index	8.81%	6.50%	5.47%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	13.59%	9.47%	8.00%
Class I	14.23%	10.02%	8.54%
Class R6(1)	14.24%	10.01%	8.54%
Class S	13.92%	9.74%	8.27%
Class S2	13.70%	9.58%	8.11%
S&P Target Risk Aggressive® Index	13.09%	10.65%	9.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	11.01%	7.15%	5.98%
Class I	11.50%	7.68%	6.50%
Class R6(1)	11.61%	7.68%	6.50%
Class S	11.33%	7.43%	6.25%
Class S2	11.13%	7.26%	6.09%
S&P Target Risk® Moderate Index	10.42%	7.78%	6.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Solution 2025 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	13.30%	8.78%	7.34%
Class I	13.85%	9.34%	7.87%
Class S	13.54%	9.07%	7.61%
Class S2	13.42%	8.90%	7.45%
Class T	13.02%	8.57%	7.13%
S&P Target Date 2025 Index	11.22%	9.08%	7.88%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2030 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	13.99%	9.52%	10.42%
Class I	14.61%	10.06%	10.98%
Class S	14.34%	9.80%	10.67%
Class S2	14.17%	9.64%	10.50%
Class T	13.74%	9.29%	10.22%
S&P Target Date 2030 Index	11.91%	9.78%	10.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Voya Solution 2035 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	14.13%	9.90%	8.20%
Class I	14.65%	10.44%	8.73%
Class S	14.46%	10.17%	8.47%
Class S2	14.30%	10.01%	8.31%
Class T	13.98%	9.69%	8.00%
S&P Target Date 2035 Index	12.79%	10.47%	8.91%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2040 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	15.98%	10.56%	11.62%
Class I	16.55%	11.13%	12.20%
Class S	16.23%	10.84%	11.88%
Class S2	16.07%	10.67%	11.72%
Class T	15.79%	10.35%	11.41%
S&P Target Date 2040 Index	13.37%	10.95%	11.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

17

Voya Solution 2045 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	16.07%	10.50%	8.74%
Class I	16.57%	11.04%	9.28%
Class S	16.29%	10.78%	9.02%
Class S2	16.13%	10.62%	8.85%
Class T	15.85%	10.27%	8.52%
S&P Target Date 2045 Index	13.66%	11.24%	9.49%
Russell 3000® Index	20.89%	15.43%	13.79%
MSCI EAFE® Index	7.82%	7.45%	5.51%
BCAB Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2050 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	15.79%	10.57%	11.72%
Class I	16.36%	11.12%	12.31%
Class S	16.11%	10.85%	11.98%
Class S2	15.91%	10.67%	11.81%
Class T	15.59%	10.34%	11.53%
S&P Target Date 2050 Index	13.86%	11.44%	12.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if appllicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

19

Voya Solution 2055 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	15.75%	10.57%	8.81%
Class I	16.38%	11.13%	9.36%
Class S	16.04%	10.84%	9.09%
Class S2	15.86%	10.67%	8.92%
Class T	15.50%	10.35%	8.61%
S&P Target Date 2055 Index	13.86%	11.55%	9.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2060 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	15.62%	10.58%	8.71%
Class I	16.14%	11.12%	9.21%
Class S	15.90%	10.85%	8.88%
Class S2	15.73%	10.67%	8.78%
Class T	15.32%	10.30%	8.42%
S&P Target Date 2060+ Index	13.99%	11.71%	9.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

21

Voya Solution 2065 Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2020
Since Inception of Classes ADV, I, S, S2 and T July 29, 2020
Class ADV	17.42%
Class I	17.69%
Class S	17.61%
Class S2	17.52%
Class T	17.40%
S&P Target Date 2060+ Index(1)	16.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Since inception performance for the index is shown as of July 29, 2020.

22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,248.90	0.81%	$4.58	$1,000.00	$1,021.06	0.81%	$4.12
Class I	1,000.00	1,252.40	0.31	1.76	1,000.00	1,023.58	0.31	1.58
Class R6	1,000.00	1,251.40	0.31	1.75	1,000.00	1,023.58	0.31	1.58
Class S	1,000.00	1,250.90	0.56	3.17	1,000.00	1,022.32	0.56	2.85
Class S2	1,000.00	1,249.10	0.71	4.01	1,000.00	1,021.57	0.71	3.61
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,178.30	0.81%	$4.44	$1,000.00	$1,021.06	0.81%	$4.12
Class I	1,000.00	1,180.70	0.31	1.70	1,000.00	1,023.58	0.31	1.58
Class R6	1,000.00	1,180.70	0.31	1.70	1,000.00	1,023.58	0.31	1.58
Class S	1,000.00	1,178.40	0.56	3.07	1,000.00	1,022.32	0.56	2.85
Class S2	1,000.00	1,177.30	0.71	3.89	1,000.00	1,021.57	0.71	3.61
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,099.80	0.70%	$3.69	$1,000.00	$1,021.62	0.70%	$3.56
Class I	1,000.00	1,101.80	0.20	1.06	1,000.00	1,024.13	0.20	1.02
Class R6	1,000.00	1,102.80	0.20	1.06	1,000.00	1,024.13	0.20	1.02
Class S	1,000.00	1,101.20	0.45	2.38	1,000.00	1,022.87	0.45	2.29
Class S2	1,000.00	1,100.80	0.60	3.17	1,000.00	1,022.12	0.60	3.05
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,111.40	0.71%	$3.77	$1,000.00	$1,021.57	0.71%	$3.61
Class I	1,000.00	1,114.40	0.21	1.12	1,000.00	1,024.08	0.21	1.07
Class S	1,000.00	1,112.90	0.46	2.44	1,000.00	1,022.82	0.46	2.34
Class S2	1,000.00	1,112.60	0.61	3.24	1,000.00	1,022.07	0.61	3.10
Class T	1,000.00	1,109.50	0.91	4.83	1,000.00	1,020.56	0.91	4.62
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,221.70	0.81%	$4.52	$1,000.00	$1,021.06	0.81%	$4.12
Class I	1,000.00	1,225.60	0.31	1.73	1,000.00	1,023.58	0.31	1.58
Class R6	1,000.00	1,225.80	0.30	1.68	1,000.00	1,023.63	0.30	1.53
Class S	1,000.00	1,224.30	0.56	3.13	1,000.00	1,022.32	0.56	2.85
Class S2	1,000.00	1,222.70	0.71	3.97	1,000.00	1,021.57	0.71	3.61
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,138.30	0.73%	$3.92	$1,000.00	$1,021.47	0.73%	$3.71
Class I	1,000.00	1,142.10	0.23	1.24	1,000.00	1,023.98	0.23	1.17
Class R6	1,000.00	1,141.00	0.23	1.24	1,000.00	1,023.98	0.23	1.17
Class S	1,000.00	1,139.90	0.48	2.58	1,000.00	1,022.72	0.48	2.44
Class S2	1,000.00	1,139.40	0.63	3.39	1,000.00	1,021.97	0.63	3.20
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,163.60	0.71%	$3.86	$1,000.00	$1,021.57	0.71%	$3.61
Class I	1,000.00	1,166.40	0.21	1.14	1,000.00	1,024.08	0.21	1.07
Class S	1,000.00	1,164.60	0.46	2.50	1,000.00	1,022.82	0.46	2.34
Class S2	1,000.00	1,164.30	0.61	3.32	1,000.00	1,022.07	0.61	3.10
Class T	1,000.00	1,161.20	0.91	4.94	1,000.00	1,020.56	0.91	4.62
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,184.80	0.71%	$3.90	$1,000.00	$1,021.57	0.71%	$3.61
Class I	1,000.00	1,188.20	0.21	1.16	1,000.00	1,024.08	0.21	1.07
Class S	1,000.00	1,186.60	0.46	2.53	1,000.00	1,022.82	0.46	2.34
Class S2	1,000.00	1,185.40	0.61	3.35	1,000.00	1,022.07	0.61	3.10
Class T	1,000.00	1,183.80	0.91	5.00	1,000.00	1,020.56	0.91	4.62
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,206.70	0.69%	$3.83	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	1,210.10	0.19	1.06	1,000.00	1,024.18	0.19	0.97
Class S	1,000.00	1,200.90	0.44	2.43	1,000.00	1,022.92	0.44	2.24
Class S2	1,000.00	1,208.00	0.59	3.27	1,000.00	1,022.17	0.59	3.00
Class T	1,000.00	1,206.70	0.89	4.94	1,000.00	1,020.66	0.89	4.52
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,229.30	0.70%	$3.92	$1,000.00	$1,021.62	0.70%	$3.56
Class I	1,000.00	1,232.30	0.20	1.12	1,000.00	1,024.13	0.20	1.02
Class S	1,000.00	1,230.40	0.45	2.52	1,000.00	1,022.87	0.45	2.29
Class S2	1,000.00	1,229.90	0.60	3.36	1,000.00	1,022.12	0.60	3.05
Class T	1,000.00	1,228.20	0.90	5.04	1,000.00	1,020.61	0.90	4.57
24

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,241.90	0.70%	$3.94	$1,000.00	$1,021.62	0.70%	$3.56
Class I	1,000.00	1,245.60	0.20	1.13	1,000.00	1,024.13	0.20	1.02
Class S	1,000.00	1,244.00	0.45	2.54	1,000.00	1,022.87	0.45	2.29
Class S2	1,000.00	1,242.40	0.60	3.38	1,000.00	1,022.12	0.60	3.05
Class T	1,000.00	1,240.50	0.90	5.07	1,000.00	1,020.61	0.90	4.57
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,242.30	0.71%	$4.00	$1,000.00	$1,021.57	0.71%	$3.61
Class I	1,000.00	1,245.30	0.21	1.19	1,000.00	1,024.08	0.21	1.07
Class S	1,000.00	1,243.70	0.46	2.59	1,000.00	1,022.82	0.46	2.34
Class S2	1,000.00	1,242.80	0.61	3.44	1,000.00	1,022.07	0.61	3.10
Class T	1,000.00	1,240.40	0.91	5.12	1,000.00	1,020.56	0.91	4.62
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,245.70	0.69%	$3.90	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	1,249.40	0.19	1.07	1,000.00	1,024.18	0.19	0.97
Class S	1,000.00	1,247.80	0.44	2.49	1,000.00	1,022.92	0.44	2.24
Class S2	1,000.00	1,246.30	0.59	3.33	1,000.00	1,022.17	0.59	3.00
Class T	1,000.00	1,244.20	0.89	5.02	1,000.00	1,020.66	0.89	4.52
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,245.20	0.70%	$3.95	$1,000.00	$1,021.62	0.70%	$3.56
Class I	1,000.00	1,248.00	0.20	1.13	1,000.00	1,024.13	0.20	1.02
Class S	1,000.00	1,246.70	0.45	2.54	1,000.00	1,022.87	0.45	2.29
Class S2	1,000.00	1,246.10	0.60	3.39	1,000.00	1,022.12	0.60	3.05
Class T	1,000.00	1,243.30	0.90	5.08	1,000.00	1,020.61	0.90	4.57
Voya Solution 2065 Portfolio
ADV(1)	$1,000.00	$1,174.20	0.72%	$3.34	$1,000.00	$1,021.52	0.72%	$3.66
Class I(1)	1,000.00	1,176.90	0.22	1.02	1,000.00	1,024.03	0.22	1.12
Class S(1)	1,000.00	1,176.10	0.47	2.18	1,000.00	1,022.77	0.47	2.39
Class S2(1)	1,000.00	1,175.20	0.62	2.87	1,000.00	1,022.02	0.62	3.15
Class T(1)	1,000.00	1,174.00	0.92	4.26	1,000.00	1,020.51	0.92	4.67

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was July 29, 2020. Expenses paid for the actual Portfolio’s return reflect the 156-day period ended December 31, 2020.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (fifteen of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (fifteen of the portfolios constituting Voya Partners, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Solution Aggressive Portfolio	For the year ended December 31, 2020
Voya Solution Balanced Portfolio	For the year ended December 31, 2020
Voya Solution Conservative Portfolio	For the year ended December 31, 2020
Voya Solution Income Portfolio	For the year ended December 31, 2020
Voya Solution Moderately Aggressive Portfolio	For the year ended December 31, 2020
Voya Solution Moderately Conservative Portfolio	For the year ended December 31, 2020
Voya Solution 2025 Portfolio	For the year ended December 31, 2020
Voya Solution 2030 Portfolio	For the year ended December 31, 2020
Voya Solution 2035 Portfolio	For the year ended December 31, 2020
Voya Solution 2040 Portfolio	For the year ended December 31, 2020
Voya Solution 2045 Portfolio	For the year ended December 31, 2020
Voya Solution 2050 Portfolio	For the year ended December 31, 2020
Voya Solution 2055 Portfolio	For the year ended December 31, 2020
Voya Solution 2060 Portfolio	For the year ended December 31, 2020
Voya Solution 2065 Portfolio	For the period from July 29, 2020 (commencement of operations) through December 31, 2020
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2021
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$21,530,029	$46,919,147	$13,798,315	$272,599,223
Investments in unaffiliated underlying funds at fair value**	4,391,464	9,577,267	2,294,489	33,891,844
Cash	31,981	78,114	18,906	334,173
Cash collateral for futures contracts	—	—	—	568,090
Receivables:
Investments in affiliated underlying funds sold	—	—	—	477,111
Fund shares sold	25,465	316,582	5,367	24,982
Interest	10	14	6	440
Prepaid expenses	87	231	76	1,401
Reimbursement due from Investment Adviser	1,409	1,821	4,020	28,499
Other assets	333	1,632	500	22,523
Total assets	25,980,778	56,894,808	16,121,679	307,948,286
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	25,468	296,392	5,365	—
Payable for fund shares redeemed	—	20,189	—	502,094
Payable for investment management fees	4,952	15,924	4,446	64,949
Payable for distribution and shareholder service fees	2,954	8,777	2,916	87,410
Payable for directors fees	104	263	81	1,600
Payable to directors under the deferred compensation plan (Note 6)	333	1,632	500	22,523
Other accrued expenses and liabilities	16,807	29,969	12,865	187,856
Total liabilities	50,618	373,146	26,173	866,432
NET ASSETS	$25,930,160	$56,521,662	$16,095,506	$307,081,854
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$22,680,228	$49,661,687	$14,403,699	$262,959,186
Total distributable earnings	3,249,932	6,859,975	1,691,807	44,122,668
NET ASSETS	$25,930,160	$56,521,662	$16,095,506	$307,081,854
* Cost of investments in affiliated underlying funds	$18,357,584	$41,118,618	$12,822,044	$246,788,592
** Cost of investments in unaffiliated underlying funds	$3,535,116	$8,285,372	$2,070,715	$30,260,251
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$3,744,174	$9,774,241	$4,657,730	$150,215,466
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	269,154	952,754	394,711	11,730,263
Net asset value and redemption price per share	$13.91	$10.26	$11.80	$12.81
Class I
Net assets	$293,786	$3,223,867	$237,637	$46,389,283
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,559	301,371	19,935	3,532,836
Net asset value and redemption price per share	$14.29	$10.70	$11.92	$13.13
Class R6
Net assets	$16,188,276	$22,189,013	$7,546,882	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,132,617	2,074,598	632,780	n/a
Net asset value and redemption price per share	$14.29	$10.70	$11.93	n/a
Class S
Net assets	$3,665,977	$19,713,376	$2,215,414	$105,135,381
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	259,960	1,896,565	186,629	8,071,558
Net asset value and redemption price per share	$14.10	$10.39	$11.87	$13.03
Class S2
Net assets	$2,037,947	$1,621,165	$1,437,843	$5,193,684
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	147,571	156,725	122,622	409,102
Net asset value and redemption price per share	$13.81	$10.34	$11.73	$12.70
Class T
Net assets	n/a	n/a	n/a	$148,040
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	10,716
Net asset value and redemption price per share	n/a	n/a	n/a	$13.81
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$510,327,956	$35,772,891	$547,881,544	$47,128,764
Investments in unaffiliated underlying funds at fair value**	93,841,244	5,253,158	83,866,017	6,961,582
Cash	1,550,292	50,874	906,329	66,911
Cash collateral for futures contracts	1,086,199	—	1,086,603	—
Receivables:
Investments in affiliated underlying funds sold	—	—	4,104,329	489,628
Fund shares sold	1,450,202	145,482	1,629,745	30,546
Interest	601	96	924	34
Prepaid expenses	2,447	163	3,463	189
Reimbursement due from Investment Adviser	—	5,184	56,570	4,993
Other assets	31,755	1,155	35,940	652
Total assets	608,290,696	41,229,003	639,571,464	54,683,299
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	168,905	145,484	—	—
Payable for fund shares redeemed	1,281,299	—	5,734,074	520,174
Payable for investment management fees	144,708	7,774	157,262	10,057
Payable for distribution and shareholder service fees	126,367	8,681	171,681	12,976
Payable for directors fees	2,750	190	3,899	228
Payable to directors under the deferred compensation plan (Note 6)	31,755	1,155	35,940	652
Other accrued expenses and liabilities	125,311	29,250	231,163	40,960
Total liabilities	1,881,095	192,534	6,334,019	585,047
NET ASSETS	$606,409,601	$41,036,469	$633,237,445	$54,098,252
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$535,074,762	$36,643,377	$523,875,785	$47,320,492
Total distributable earnings	71,334,839	4,393,092	109,361,660	6,777,760
NET ASSETS	$606,409,601	$41,036,469	$633,237,445	$54,098,252
* Cost of investments in affiliated underlying funds	$439,174,600	$32,193,379	$487,652,195	$41,529,048
** Cost of investments in unaffiliated underlying funds	$80,270,946	$4,507,290	$70,008,803	$5,980,618
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
Class ADV
Net assets	$24,171,310	$6,504,702	$246,302,099	$22,015,271
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,861,957	608,237	20,322,081	1,337,300
Net asset value and redemption price per share	$12.98	$10.69	$12.12	$16.46
Class I
Net assets	$4,726,055	$42,793	$77,673,306	$13,812,182
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	355,709	3,828	6,212,800	811,452
Net asset value and redemption price per share	$13.29	$11.18	$12.50	$17.02
Class R6
Net assets	$23,965,156	$9,068,456	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	1,805,227	811,297	n/a	n/a
Net asset value and redemption price per share	$13.28	$11.18	n/a	n/a
Class S
Net assets	$552,267,534	$20,346,751	$299,333,168	$17,583,534
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,095,812	1,865,300	24,264,351	1,041,319
Net asset value and redemption price per share	$13.12	$10.91	$12.34	$16.89
Class S2
Net assets	$1,279,546	$5,073,767	$9,492,507	$642,030
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	97,391	473,393	793,045	38,539
Net asset value and redemption price per share	$13.14	$10.72	$11.97	$16.66
Class T
Net assets	n/a	n/a	$436,365	$45,235
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	34,002	2,749
Net asset value and redemption price per share	n/a	n/a	$12.83	$16.45
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$557,983,837	$33,209,096	$404,364,192	$29,876,283
Investments in unaffiliated underlying funds at fair value**	109,640,203	6,911,317	94,006,576	5,934,702
Cash	648,012	59,815	1,027,151	52,462
Cash collateral for futures contracts	288,755	—	954,202	—
Receivables:
Investments in affiliated underlying funds sold	5,806,475	662,441	1,993,380	429,158
Fund shares sold	289,031	28,870	291,559	12,512
Interest	1,083	22	917	16
Prepaid expenses	3,555	145	2,700	125
Reimbursement due from Investment Adviser	91,070	9,063	85,169	8,785
Other assets	33,426	515	23,388	402
Total assets	674,785,447	40,881,284	502,749,234	36,314,445
LIABILITIES:
Payable for fund shares redeemed	6,095,507	691,311	2,284,941	441,670
Payable for investment management fees	178,227	7,940	146,561	6,997
Payable for distribution and shareholder service fees	170,654	9,391	121,716	8,442
Payable for directors fees	4,109	171	3,180	148
Payable to directors under the deferred compensation plan (Note 6)	33,426	515	23,388	402
Other accrued expenses and liabilities	214,863	24,720	180,525	25,376
Total liabilities	6,696,786	734,048	2,760,311	483,035
NET ASSETS	$668,088,661	$40,147,236	$499,988,923	$35,831,410
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$543,029,886	$34,498,927	$389,957,024	$30,771,000
Total distributable earnings	125,058,775	5,648,309	110,031,899	5,060,410
NET ASSETS	$668,088,661	$40,147,236	$499,988,923	$35,831,410
* Cost of investments in affiliated underlying funds	$483,872,281	$28,544,995	$349,907,080	$25,577,854
** Cost of investments in unaffiliated underlying funds	$91,876,515	$5,753,062	$77,239,414	$4,857,556
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
Class ADV
Net assets	$220,484,772	$15,772,765	$155,502,831	$15,402,087
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,065,226	907,561	12,652,866	857,539
Net asset value and redemption price per share	$12.20	$17.38	$12.29	$17.96
Class I
Net assets	$93,879,636	$12,621,313	$82,473,282	$11,646,526
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,454,038	701,743	6,482,662	624,037
Net asset value and redemption price per share	$12.59	$17.99	$12.72	$18.66
Class S
Net assets	$341,146,239	$10,485,515	$254,989,985	$8,338,614
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,444,725	588,924	20,395,666	452,712
Net asset value and redemption price per share	$12.43	$17.80	$12.50	$18.42
Class S2
Net assets	$12,049,627	$1,219,061	$6,867,211	$432,453
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,014,078	69,733	565,651	23,812
Net asset value and redemption price per share	$11.88	$17.48	$12.14	$18.16
Class T
Net assets	$528,387	$48,582	$155,614	$11,730
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	40,869	2,804	12,034	646
Net asset value and redemption price per share	$12.93	$17.33	$12.93	$18.16
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$133,784,688	$20,332,654	$2,553,302
Investments in unaffiliated underlying funds at fair value**	31,123,174	3,949,123	485,559
Cash	355,692	33,249	3,494
Cash collateral for futures contracts	220,199	—	—
Receivables:
Investments in affiliated underlying funds sold	588,116	82,051	2,190
Fund shares sold	134,454	22,859	123
Interest	365	—	4
Prepaid expenses	955	68	—
Prepaid offering expense	—	—	7,623
Reimbursement due from Investment Adviser	65,975	34,871	7,933
Other assets	4,920	215	3
Total assets	166,278,538	24,455,090	3,060,231
LIABILITIES:
Payable for fund shares redeemed	722,572	104,913	2,312
Payable for investment management fees	56,977	11,768	470
Payable for distribution and shareholder service fees	39,178	5,347	626
Payable for directors fees	1,186	94	5
Payable to directors under the deferred compensation plan (Note 6)	4,920	215	3
Other accrued expenses and liabilities	156,376	22,240	15,409
Total liabilities	981,209	144,577	18,825
NET ASSETS	$165,297,329	$24,310,513	$3,041,406
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$121,626,608	$20,680,600	$2,682,200
Total distributable earnings	43,670,721	3,629,913	359,206
NET ASSETS	$165,297,329	$24,310,513	$3,041,406
* Cost of investments in affiliated underlying funds	$116,644,340	$17,347,309	$2,308,179
** Cost of investments in unaffiliated underlying funds	$25,518,544	$3,235,561	$420,697
See Accompanying Notes to Financial Statements
34

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
Class ADV
Net assets	$54,540,156	$8,998,822	$1,012,345
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,637,713	684,034	87,613
Net asset value and redemption price per share	$14.99	$13.16	$11.55
Class I
Net assets	$34,329,302	$7,949,815	$1,044,844
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,233,825	592,878	90,360
Net asset value and redemption price per share	$15.37	$13.41	$11.56
Class S
Net assets	$73,361,255	$6,886,094	$954,842
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,841,631	521,427	82,603
Net asset value and redemption price per share	$15.15	$13.21	$11.56
Class S2
Net assets	$3,036,262	$470,575	$25,854
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	201,165	35,686	2,236
Net asset value and redemption price per share	$15.09	$13.19	$11.56
Class T
Net assets	$30,354	$5,207	$3,521
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,972	397	305
Net asset value and redemption price per share	$15.39	$13.13	$11.56
See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$242,960	$897,945	$392,544	$7,358,251
Dividends from unaffiliated underlying funds	67,924	191,103	34,754	453,818
Interest	73	166	72	3,612
Total investment income	310,957	1,089,214	427,370	7,815,681
EXPENSES:
Investment management fees	48,414	124,185	37,111	702,174
Distribution and shareholder service fees:
Class ADV	15,851	47,572	26,641	696,899
Class S	8,540	46,706	5,886	246,502
Class S2	6,367	8,245	4,143	18,682
Class T	—	—	—	1,069
Transfer agent fees:
Class ADV	3,754	6,065	3,607	72,848
Class I	358	1,477	256	40,413
Class R6	345	72	154	—
Class S	4,054	11,916	1,592	51,542
Class S2	1,884	1,322	696	2,444
Class T	—	—	—	79
Shareholder reporting expense	2,980	8,052	2,980	19,764
Registration fees	444	238	—	—
Professional fees	5,482	11,862	5,522	44,560
Custody and accounting expense	10,596	12,078	6,788	21,960
Directors fees	830	2,107	649	12,804
Miscellaneous expense	9,684	11,070	9,684	21,287
Interest expense	—	201	—	445
Total expenses	119,583	293,168	105,709	1,953,472
Waived and reimbursed fees	(23,935)	(25,957)	(37,802)	(310,007)
Net expenses	95,648	267,211	67,907	1,643,465
Net investment income	215,309	822,003	359,463	6,172,216
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,400,425)	(1,865,971)	(122,885)	4,711,976
Sale of unaffiliated underlying funds	161,120	716,601	291,828	1,583,374
Capital gain distributions from affiliated underlying funds	754,745	1,452,478	252,052	6,080,438
Futures	—	—	—	1,919,613
Net realized gain (loss)	(484,560)	303,108	420,995	14,295,401
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	3,270,305	4,932,090	558,888	13,415,357
Unaffiliated underlying funds	582,482	637,470	155,367	1,581,560
Futures	—	—	—	172,412
Net change in unrealized appreciation (depreciation)	3,852,787	5,569,560	714,255	15,169,329
Net realized and unrealized gain	3,368,227	5,872,668	1,135,250	29,464,730
Increase in net assets resulting from operations	$3,583,536	$6,694,671	$1,494,713	$35,636,946
See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,161,002	$866,567	$14,353,390	$760,816
Dividends from unaffiliated underlying funds	1,945,571	97,647	1,624,956	133,040
Interest	3,658	315	9,244	146
Total investment income	10,110,231	964,529	15,987,590	894,002
EXPENSES:
Investment management fees	1,268,734	86,322	1,729,620	105,080
Distribution and shareholder service fees:
Class ADV	108,725	33,705	1,193,412	96,085
Class S	1,259,518	47,064	703,639	33,565
Class S2	3,732	19,955	36,127	1,961
Class T	—	—	3,042	257
Transfer agent fees:
Class ADV	1,390	5,926	104,640	16,135
Class I	269	33	109,638	10,453
Class R6	106	25	—	—
Class S	32,216	16,546	123,370	11,266
Class S2	57	4,384	3,957	415
Class T	—	—	190	31
Shareholder reporting expense	25,212	7,015	39,620	4,209
Registration fees	348	623	—	950
Professional fees	61,220	10,248	93,612	12,078
Custody and accounting expense	15,117	10,736	39,456	28,548
Directors fees	22,002	1,516	31,192	1,825
Miscellaneous expense	32,583	8,935	40,092	9,732
Interest expense	1,202	48	1,128	83
Total expenses	2,832,431	253,081	4,252,735	332,673
Recouped/(Waived and reimbursed fees)	259,035	(65,459)	(657,996)	(104,298)
Net expenses	3,091,466	187,622	3,594,739	228,375
Net investment income	7,018,765	776,907	12,392,851	665,627
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(30,175,305)	(1,208,363)	6,810,903	(1,716,732)
Sale of unaffiliated underlying funds	1,117,908	440,118	6,437,833	653,020
Capital gain distributions from affiliated underlying funds	16,603,617	811,636	19,652,637	1,319,802
Futures	1,819,284	—	4,137,165	—
Net realized gain (loss)	(10,634,496)	43,391	37,038,538	256,090
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	68,474,797	2,650,647	36,138,543	4,842,536
Unaffiliated underlying funds	6,334,560	597,693	11,438,227	746,475
Futures	672,822	—	349,639	—
Net change in unrealized appreciation (depreciation)	75,482,179	3,248,340	47,926,409	5,589,011
Net realized and unrealized gain	64,847,683	3,291,731	84,964,947	5,845,101
Increase in net assets resulting from operations	$71,866,448	$4,068,638	$97,357,798	$6,510,728
See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,870,025	$461,875	$6,644,754	$360,875
Dividends from unaffiliated underlying funds	2,339,416	115,013	1,934,419	92,740
Interest	6,450	111	6,029	95
Total investment income	13,215,891	576,999	8,585,202	453,710
EXPENSES:
Investment management fees	1,877,153	79,321	1,447,085	68,772
Distribution and shareholder service fees:
Class ADV	1,035,617	70,542	688,902	64,942
Class S	764,345	20,978	560,039	17,261
Class S2	47,070	4,111	24,203	1,442
Class T	3,106	245	1,152	72
Transfer agent fees:
Class ADV	110,907	17,004	107,248	23,924
Class I	158,859	12,898	208,412	17,543
Class S	163,668	10,112	174,357	12,726
Class S2	6,295	1,237	4,708	666
Class T	237	42	128	19
Shareholder reporting expense	48,338	4,014	31,854	5,124
Registration fees	—	637	—	667
Professional fees	95,428	8,722	65,172	8,418
Custody and accounting expense	30,241	10,907	28,865	9,150
Directors fees	32,877	1,371	25,439	1,192
Miscellaneous expense	36,530	10,065	27,941	9,181
Interest expense	1,187	114	827	98
Total expenses	4,411,858	252,320	3,396,332	241,197
Waived and reimbursed fees	(982,324)	(86,959)	(835,622)	(94,268)
Net expenses	3,429,534	165,361	2,560,710	146,929
Net investment income	9,786,357	411,638	6,024,492	306,781
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,221,117	(1,622,123)	6,510,279	(1,446,508)
Sale of unaffiliated underlying funds	5,137,710	373,650	8,039,374	320,521
Capital gain distributions from affiliated underlying funds	24,130,116	1,094,160	19,911,079	983,991
Futures	4,921,592	—	5,577,357	—
Net realized gain (loss)	36,410,535	(154,313)	40,038,089	(141,996)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	55,350,950	4,303,176	44,708,844	4,109,074
Unaffiliated underlying funds	13,465,151	911,002	12,124,363	826,178
Futures	413,379	—	520,853	—
Net change in unrealized appreciation (depreciation)	69,229,480	5,214,178	57,354,060	4,935,252
Net realized and unrealized gain	105,640,015	5,059,865	97,392,149	4,793,256
Increase in net assets resulting from operations	$115,426,372	$5,471,503	$103,416,641	$5,100,037
See Accompanying Notes to Financial Statements
38

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
			July 29, 2020(1) to December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,302,605	$240,575	$27,463
Dividends from unaffiliated underlying funds	680,299	58,620	3,833
Interest	2,303	76	—
Total investment income	2,985,207	299,271	31,296
EXPENSES:
Investment management fees	537,597	43,257	2,218
Distribution and shareholder service fees:
Class ADV	232,856	36,234	1,571
Class S	150,524	13,112	698
Class S2	9,248	1,369	39
Class T	166	29	9
Transfer agent fees:
Class ADV	84,456	18,296	55
Class I	232,166	15,048	68
Class S	109,108	13,236	49
Class S2	4,190	862	2
Class T	43	10	—
Shareholder reporting expense	32,850	4,746	—
Registration fees	493	380	—
Professional fees	26,352	6,944	2,170
Custody and accounting expense	41,980	7,700	310
Directors fees	9,490	751	40
Offering expense	—	—	5,626
Miscellaneous expense	13,366	8,825	4,147
Interest expense	68	—	—
Total expenses	1,484,953	170,799	17,002
Waived and reimbursed fees	(639,388)	(82,199)	(12,603)
Net expenses	845,565	88,600	4,399
Net investment income	2,139,642	210,671	26,897
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	8,156,230	(783,057)	25,421
Sale of unaffiliated underlying funds	3,589,008	144,275	(52)
Capital gain distributions from affiliated underlying funds	7,988,437	682,210	45,966
Futures	1,505,499	—	—
Net realized gain	21,239,174	43,428	71,335
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	14,529,635	2,805,503	245,123
Unaffiliated underlying funds	3,780,599	557,639	64,862
Futures	134,558	—	—
Net change in unrealized appreciation (depreciation)	18,444,792	3,363,142	309,985
Net realized and unrealized gain	39,683,966	3,406,570	381,320
Increase in net assets resulting from operations	$41,823,608	$3,617,241	$408,217

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$215,309	$263,556	$822,003	$1,001,323
Net realized gain (loss)	(484,560)	1,305,405	303,108	2,273,928
Net change in unrealized appreciation (depreciation)	3,852,787	2,491,102	5,569,560	6,392,543
Increase in net assets resulting from operations	3,583,536	4,060,063	6,694,671	9,667,794
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(256,190)	(334,099)	(641,988)	(907,520)
Class I	(16,865)	(40,057)	(159,522)	(300,214)
Class R6	(1,063,984)	(926,037)	(1,431,759)	(1,564,757)
Class S	(285,893)	(320,787)	(1,304,764)	(1,637,486)
Class S2	(136,405)	(124,823)	(158,546)	(199,400)
Total distributions	(1,759,337)	(1,745,803)	(3,696,579)	(4,609,377)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,686,500	7,563,814	8,281,566	14,845,779
Reinvestment of distributions	1,759,337	1,745,803	3,696,579	4,609,377
	8,445,837	9,309,617	11,978,145	19,455,156
Cost of shares redeemed	(5,799,833)	(4,746,888)	(14,970,813)	(17,857,490)
Net increase (decrease) in net assets resulting from capital share transactions	2,646,004	4,562,729	(2,992,668)	1,597,666
Net increase in net assets	4,470,203	6,876,989	5,424	6,656,083
NET ASSETS:
Beginning of year or period	21,459,957	14,582,968	56,516,238	49,860,155
End of year or period	$25,930,160	$21,459,957	$56,521,662	$56,516,238
See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$359,463	$435,405	$6,172,216	$7,099,306
Net realized gain	420,995	332,524	14,295,401	3,193,519
Net change in unrealized appreciation (depreciation)	714,255	1,225,072	15,169,329	31,919,156
Increase in net assets resulting from operations	1,494,713	1,993,001	35,636,946	42,211,981
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(195,577)	(222,397)	(3,264,320)	(6,817,626)
Class I	(6,223)	(17,768)	(2,162,299)	(3,937,553)
Class R6	(354,405)	(189,519)	—	—
Class S	(110,012)	(90,852)	(2,446,178)	(5,140,721)
Class S2	(56,750)	(11,531)	(107,658)	(274,095)
Class T	—	—	(1,483)	(10,043)
Total distributions	(722,967)	(532,067)	(7,981,938)	(16,180,038)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,395,917	4,775,038	23,115,685	18,290,670
Proceeds from shares issued in merger (Note 11)	—	—	29,460,111	—
Reinvestment of distributions	722,967	532,067	7,981,938	16,180,038
	8,118,884	5,307,105	60,557,734	34,470,708
Cost of shares redeemed	(10,386,426)	(6,365,408)	(111,500,211)	(79,225,739)
Net decrease in net assets resulting from capital share transactions	(2,267,542)	(1,058,303)	(50,942,477)	(44,755,031)
Net increase (decrease) in net assets	(1,495,796)	402,631	(23,287,469)	(18,723,088)
NET ASSETS:
Beginning of year or period	17,591,302	17,188,671	330,369,323	349,092,411
End of year or period	$16,095,506	$17,591,302	$307,081,854	$330,369,323
See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$7,018,765	$9,066,131	$776,907	$791,388
Net realized gain (loss)	(10,634,496)	40,356,066	43,391	1,007,772
Net change in unrealized appreciation (depreciation)	75,482,179	71,700,500	3,248,340	2,936,990
Increase in net assets resulting from operations	71,866,448	121,122,697	4,068,638	4,736,150
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,962,248)	(2,334,348)	(314,149)	(317,739)
Class I	(378,760)	(450,780)	(959)	(1,391)
Class R6	(1,857,459)	(1,790,820)	(381,248)	(239,164)
Class S	(45,876,550)	(55,597,857)	(939,184)	(708,276)
Class S2	(85,953)	(92,304)	(250,747)	(207,982)
Total distributions	(50,160,970)	(60,266,109)	(1,886,287)	(1,474,552)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,389,989	10,707,918	5,714,788	13,598,489
Reinvestment of distributions	50,160,970	60,266,109	1,886,287	1,474,552
	62,550,959	70,974,027	7,601,075	15,073,041
Cost of shares redeemed	(82,894,066)	(90,505,058)	(7,155,969)	(8,294,050)
Net increase (decrease) in net assets resulting from capital share transactions	(20,343,107)	(19,531,031)	445,106	6,778,991
Net increase in net assets	1,362,371	41,325,557	2,627,457	10,040,589
NET ASSETS:
Beginning of year or period	605,047,230	563,721,673	38,409,012	28,368,423
End of year or period	$606,409,601	$605,047,230	$41,036,469	$38,409,012
See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2025 Portfolio		Voya Solution 2030 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$12,392,851	$14,896,849	$665,627	$686,824
Net realized gain	37,038,538	33,802,093	256,090	1,525,340
Net change in unrealized appreciation (depreciation)	47,926,409	84,945,395	5,589,011	4,598,504
Increase in net assets resulting from operations	97,357,798	133,644,337	6,510,728	6,810,668
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(14,227,528)	(20,017,470)	(1,092,015)	(1,222,789)
Class I	(16,158,946)	(20,123,050)	(721,318)	(934,211)
Class S	(17,355,345)	(23,516,734)	(801,977)	(892,833)
Class S2	(543,386)	(815,755)	(27,984)	(30,665)
Class T	(21,508)	(33,957)	(2,121)	(2,099)
Total distributions	(48,306,713)	(64,506,966)	(2,645,415)	(3,082,597)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,355,665	70,156,056	15,093,882	20,284,933
Reinvestment of distributions	48,306,713	64,506,966	2,645,155	3,082,243
	111,662,378	134,663,022	17,739,037	23,367,176
Cost of shares redeemed	(359,854,136)	(142,508,557)	(14,119,348)	(11,492,485)
Net increase (decrease) in net assets resulting from capital share transactions	(248,191,758)	(7,845,535)	3,619,689	11,874,691
Net increase (decrease) in net assets	(199,140,673)	61,291,836	7,485,002	15,602,762
NET ASSETS:
Beginning of year or period	832,378,118	771,086,282	46,613,250	31,010,488
End of year or period	$633,237,445	$832,378,118	$54,098,252	$46,613,250
See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2035 Portfolio		Voya Solution 2040 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$9,786,357	$13,830,824	$411,638	$498,733
Net realized gain (loss)	36,410,535	56,439,566	(154,313)	1,652,317
Net change in unrealized appreciation (depreciation)	69,229,480	91,791,155	5,214,178	3,973,200
Increase in net assets resulting from operations	115,426,372	162,061,545	5,471,503	6,124,250
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(17,064,874)	(21,225,678)	(1,024,164)	(974,788)
Class I	(25,557,984)	(27,696,711)	(732,390)	(847,678)
Class S	(25,432,218)	(30,312,804)	(583,691)	(721,532)
Class S2	(1,021,548)	(1,390,350)	(72,338)	(71,446)
Class T	(34,001)	(34,551)	(2,323)	(1,506)
Total distributions	(69,110,625)	(80,660,094)	(2,414,906)	(2,616,950)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	65,367,566	66,049,031	10,906,398	13,658,442
Reinvestment of distributions	69,110,625	80,660,094	2,414,576	2,616,572
	134,478,191	146,709,125	13,320,974	16,275,014
Cost of shares redeemed	(382,740,378)	(130,249,164)	(11,884,083)	(8,520,943)
Net increase (decrease) in net assets resulting from capital share transactions	(248,262,187)	16,459,961	1,436,891	7,754,071
Net increase (decrease) in net assets	(201,946,440)	97,861,412	4,493,488	11,261,371
NET ASSETS:
Beginning of year or period	870,035,101	772,173,689	35,653,748	24,392,377
End of year or period	$668,088,661	$870,035,101	$40,147,236	$35,653,748
See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2045 Portfolio		Voya Solution 2050 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,024,492	$9,829,825	$306,781	$437,756
Net realized gain (loss)	40,038,089	43,959,351	(141,996)	1,341,845
Net change in unrealized appreciation (depreciation)	57,354,060	77,445,548	4,935,252	3,680,746
Increase in net assets resulting from operations	103,416,641	131,234,724	5,100,037	5,460,347
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(10,669,545)	(15,768,200)	(884,091)	(891,921)
Class I	(21,965,537)	(26,882,084)	(652,158)	(770,026)
Class S	(17,862,735)	(24,987,205)	(478,997)	(532,912)
Class S2	(477,241)	(732,541)	(23,826)	(26,656)
Class T	(9,066)	(24,095)	(627)	(1,933)
Total distributions	(50,984,124)	(68,394,125)	(2,039,699)	(2,223,448)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,768,655	64,919,282	9,784,250	12,340,798
Reinvestment of distributions	50,984,123	68,394,125	2,039,405	2,223,053
	114,752,778	133,313,407	11,823,655	14,563,851
Cost of shares redeemed	(331,891,640)	(95,365,331)	(10,741,819)	(6,431,311)
Net increase (decrease) in net assets resulting from capital share transactions	(217,138,862)	37,948,076	1,081,836	8,132,540
Net increase (decrease) in net assets	(164,706,345)	100,788,675	4,142,174	11,369,439
NET ASSETS:
Beginning of year or period	664,695,268	563,906,593	31,689,236	20,319,797
End of year or period	$499,988,923	$664,695,268	$35,831,410	$31,689,236
See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2055 Portfolio		Voya Solution 2060 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$2,139,642	$3,377,566	$210,671	$232,538
Net realized gain	21,239,174	14,101,369	43,428	709,607
Net change in unrealized appreciation (depreciation)	18,444,792	25,850,841	3,363,142	2,017,916
Increase in net assets resulting from operations	41,823,608	43,329,776	3,617,241	2,960,061
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,090,178)	(4,328,696)	(412,239)	(440,825)
Class I	(9,250,529)	(10,186,778)	(365,911)	(304,947)
Class S	(4,155,976)	(5,387,644)	(321,696)	(314,172)
Class S2	(139,214)	(233,868)	(19,875)	(17,202)
Class T	(1,502)	(1,456)	(215)	(262)
Total distributions	(16,637,399)	(20,138,442)	(1,119,936)	(1,077,408)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,513,500	49,679,440	9,090,858	7,930,387
Reinvestment of distributions	16,637,399	20,138,442	1,119,936	1,077,408
	69,150,900	69,817,882	10,210,794	9,007,795
Cost of shares redeemed	(161,089,782)	(30,355,951)	(5,732,191)	(4,410,024)
Net increase (decrease) in net assets resulting from capital share transactions	(91,938,883)	39,461,931	4,478,603	4,597,771
Net increase (decrease) in net assets	(66,752,674)	62,653,265	6,975,908	6,480,424
NET ASSETS:
Beginning of year or period	232,050,003	169,396,738	17,334,605	10,854,181
End of year or period	$165,297,329	$232,050,003	$24,310,513	$17,334,605
See Accompanying Notes to Financial Statements
46

STATEMENTS OF CHANGES IN NET ASSETS

Voya Solution 2065 Portfolio
July 29, 2020(1) to December 31, 2020
FROM OPERATIONS:
Net investment income	$26,897
Net realized gain	71,335
Net change in unrealized appreciation (depreciation)	309,985
Increase in net assets resulting from operations	408,217
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(16,550)
Class I	(18,505)
Class S	(16,346)
Class S2	(422)
Class T	(54)
Total distributions	(51,877)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,795,806
Reinvestment of distributions	51,877
2,847,683
Cost of shares redeemed	(162,617)
Net increase in net assets resulting from capital share transactions	2,685,066
Net increase in net assets	3,041,406
NET ASSETS:
Beginning of year or period	—
End of year or period	$3,041,406

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
47

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-20	13.08	0.10	1.76	1.86	0.15	0.88	—	1.03	—	13.91	15.53	1.00	0.81	0.81	0.64	3,744	85
12-31-19	11.47	0.11	2.65	2.76	0.16	0.99	—	1.15	—	13.08	24.94	0.92	0.75	0.75	0.96	3,760	85
12-31-18	13.56	0.10	(1.53)	(1.43)	0.11	0.55	—	0.66	—	11.47	(11.18)	0.90	0.69	0.69	0.79	3,159	79
12-31-17	11.33	0.11•	2.34	2.45	0.05	0.17	—	0.22	—	13.56	21.71	0.91	0.66	0.66	0.85	3,467	52
12-31-16	11.35	0.08	0.63	0.71	0.12	0.61	—	0.73	—	11.33	6.41	1.04	0.68	0.68	0.77	2,520	61
Class I
12-31-20	13.42	0.12•	1.85	1.97	0.22	0.88	—	1.10	—	14.29	16.09	0.50	0.31	0.31	0.94	294	85
12-31-19	11.74	0.22•	2.67	2.89	0.22	0.99	—	1.21	—	13.42	25.54	0.42	0.25	0.25	1.73	600	85
12-31-18	13.85	0.16•	(1.55)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.17	325	79
12-31-17	11.56	0.18•	2.38	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.41	444	52
12-31-16	11.57	0.17•	0.61	0.78	0.18	0.61	—	0.79	—	11.56	6.93	0.54	0.18	0.18	1.53	258	61
Class R6
12-31-20	13.41	0.16•	1.82	1.98	0.22	0.88	—	1.10	—	14.29	16.19	0.38	0.31	0.31	1.23	16,188	85
12-31-19	11.74	0.20•	2.68	2.88	0.22	0.99	—	1.21	—	13.41	25.45	0.42	0.25	0.25	1.57	11,636	85
12-31-18	13.85	0.19•	(1.58)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.42	7,177	79
12-31-17	11.56	0.24•	2.32	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.82	5,015	52
05-02-16(5) - 12-31-16	11.66	0.44•	0.25	0.69	0.18	0.61	—	0.79	—	11.56	6.11	0.54	0.18	0.18	5.93	659	61
Class S
12-31-20	13.25	0.10•	1.82	1.92	0.19	0.88	—	1.07	—	14.10	15.83	0.75	0.56	0.56	0.80	3,666	85
12-31-19	11.60	0.15	2.67	2.82	0.18	0.99	—	1.17	—	13.25	25.21	0.67	0.50	0.50	1.27	3,925	85
12-31-18	13.69	0.12•	(1.52)	(1.40)	0.14	0.55	—	0.69	—	11.60	(10.91)	0.65	0.44	0.44	0.93	3,123	79
12-31-17	11.44	0.12•	2.37	2.49	0.07	0.17	—	0.24	—	13.69	21.92	0.66	0.41	0.41	0.99	4,300	52
12-31-16	11.46	0.12•	0.63	0.75	0.16	0.61	—	0.77	—	11.44	6.75	0.79	0.43	0.43	1.08	3,954	61
Class S2
12-31-20	13.01	0.10•	1.76	1.86	0.18	0.88	—	1.06	—	13.81	15.70	0.90	0.71	0.71	0.80	2,038	85
12-31-19	11.43	0.16•	2.60	2.76	0.19	0.99	—	1.18	—	13.01	25.05	0.82	0.65	0.65	1.28	1,539	85
12-31-18	13.52	0.13•	(1.54)	(1.41)	0.13	0.55	—	0.68	—	11.43	(11.08)	0.80	0.59	0.59	0.96	800	79
12-31-17	11.32	0.12•	2.32	2.44	0.07	0.17	—	0.24	—	13.52	21.71	0.81	0.56	0.56	0.99	681	52
12-31-16	11.36	0.13•	0.60	0.73	0.16	0.61	—	0.77	—	11.32	6.57	0.97	0.58	0.58	1.15	422	61
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio
Class ADV
12-31-20	9.74	0.11•	1.06	1.17	0.17	0.48	—	0.65	—	10.26	12.75	0.89	0.81	0.81	1.22	9,774	79
12-31-19	8.89	0.14•	1.51	1.65	0.19	0.61	—	0.80	—	9.74	19.13	0.82	0.75	0.75	1.45	10,913	85
12-31-18	10.08	0.14•	(0.80)	(0.66)	0.16	0.37	—	0.53	—	8.89	(6.98)	0.80	0.69	0.69	1.39	11,984	60
12-31-17	9.06	0.13•	1.16	1.29	0.11	0.16	—	0.27	—	10.08	14.46	0.78	0.66	0.66	1.32	19,020	48
12-31-16	9.39	0.12•	0.44	0.56	0.20	0.69	—	0.89	—	9.06	6.08	0.78	0.64	0.64	1.25	18,215	78
Class I
12-31-20	10.14	0.18•	1.09	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.39	0.31	0.31	1.88	3,224	79
12-31-19	9.24	0.18•	1.59	1.77	0.26	0.61	—	0.87	—	10.14	19.75	0.32	0.25	0.25	1.78	2,482	85
12-31-18	10.45	0.20•	(0.82)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	1.97	3,689	60
12-31-17	9.40	0.21•	1.17	1.38	0.17	0.16	—	0.33	—	10.45	14.89	0.28	0.16	0.16	2.06	4,683	48
12-31-16	9.72	0.28•	0.35	0.63	0.26	0.69	—	0.95	—	9.40	6.69	0.28	0.14	0.14	3.03	2,092	78
Class R6
12-31-20	10.14	0.17•	1.10	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.32	0.31	0.31	1.77	22,189	79
12-31-19	9.24	0.21•	1.56	1.77	0.26	0.61	—	0.87	—	10.14	19.76	0.32	0.25	0.25	2.09	20,185	85
12-31-18	10.45	0.18	(0.80)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	2.00	13,738	60
12-31-17	9.39	0.22•	1.17	1.39	0.17	0.16	—	0.33	—	10.45	15.01	0.28	0.16	0.16	2.20	13,145	48
05-02-16(5) - 12-31-16	9.89	0.23•	0.22	0.45	0.26	0.69	—	0.95	—	9.39	4.75	0.28	0.14	0.14	3.74	2,412	78
Class S
12-31-20	9.87	0.16	1.04	1.20	0.20	0.48	—	0.68	—	10.39	12.95	0.64	0.56	0.56	1.49	19,713	79
12-31-19	9.01	0.17•	1.53	1.70	0.23	0.61	—	0.84	—	9.87	19.47	0.57	0.50	0.50	1.76	20,388	85
12-31-18	10.21	0.17•	(0.81)	(0.64)	0.19	0.37	—	0.56	—	9.01	(6.70)	0.55	0.44	0.44	1.69	19,594	60
12-31-17	9.18	0.15•	1.19	1.34	0.15	0.16	—	0.31	—	10.21	14.75	0.53	0.41	0.41	1.54	23,906	48
12-31-16	9.52	0.16	0.43	0.59	0.24	0.69	—	0.93	—	9.18	6.32	0.53	0.39	0.39	1.63	25,331	78
Class S2
12-31-20	9.83	0.11•	1.08	1.19	0.20	0.48	—	0.68	—	10.34	12.81	0.79	0.71	0.71	1.22	1,621	79
12-31-19	9.00	0.18•	1.49	1.67	0.23	0.61	—	0.84	—	9.83	19.22	0.72	0.65	0.65	1.90	2,548	85
12-31-18	10.17	0.13•	(0.79)	(0.66)	0.14	0.37	—	0.51	—	9.00	(6.89)	0.70	0.59	0.59	1.30	856	60
12-31-17	9.16	0.14•	1.18	1.32	0.15	0.16	—	0.31	—	10.17	14.63	0.68	0.56	0.56	1.43	2,004	48
12-31-16	9.50	0.18•	0.39	0.57	0.22	0.69	—	0.91	—	9.16	6.10	0.71	0.54	0.54	1.96	1,668	78
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio
Class ADV
12-31-20	11.24	0.21•	0.84	1.05	0.28	0.21	—	0.49	—	11.80	9.59	0.95	0.70	0.70	1.90	4,658	91
12-31-19	10.40	0.24	0.90	1.14	0.21	0.09	—	0.30	—	11.24	10.99	0.92	0.67	0.67	2.10	8,336	75
12-31-18	11.06	0.22	(0.47)	(0.25)	0.22	0.19	—	0.41	—	10.40	(2.39)	0.89	0.63	0.63	1.92	7,912	67
12-31-17	10.60	0.20•	0.55	0.75	0.22	0.07	—	0.29	—	11.06	7.06	0.86	0.62	0.62	1.84	8,486	63
12-31-16	10.45	0.20	0.40	0.60	0.19	0.26	—	0.45	—	10.60	5.76	0.85	0.62	0.62	1.79	8,524	58
Class I
12-31-20	11.41	0.24•	0.86	1.10	0.38	0.21	—	0.59	—	11.92	9.99	0.45	0.20	0.20	2.17	238	91
12-31-19	10.54	0.31•	0.91	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.82	658	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.62	274	67
12-31-17	10.74	0.25•	0.56	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.31	90	63
12-31-16	10.60	0.29•	0.37	0.66	0.26	0.26	—	0.52	—	10.74	6.24	0.35	0.12	0.12	2.67	109	58
Class R6
12-31-20	11.41	0.28•	0.83	1.11	0.38	0.21	—	0.59	—	11.93	10.09	0.39	0.20	0.20	2.46	7,547	91
12-31-19	10.54	0.30	0.92	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.61	5,365	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.52	5,056	67
12-31-17	10.74	0.27•	0.54	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.42	3,439	63
05-02-16(5) - 12-31-16	10.98	0.20•	0.08	0.28	0.26	0.26	—	0.52	—	10.74	2.57	0.35	0.12	0.12	2.81	718	58
Class S
12-31-20	11.34	0.24•	0.84	1.08	0.34	0.21	—	0.55	—	11.87	9.83	0.70	0.45	0.45	2.14	2,215	91
12-31-19	10.48	0.25•	0.93	1.18	0.23	0.09	—	0.32	—	11.34	11.31	0.67	0.42	0.42	2.30	2,839	75
12-31-18	11.13	0.24•	(0.47)	(0.23)	0.23	0.19	—	0.42	—	10.48	(2.14)	0.64	0.38	0.38	2.16	3,508	67
12-31-17	10.66	0.22•	0.56	0.78	0.24	0.07	—	0.31	—	11.13	7.31	0.61	0.37	0.37	2.04	4,020	63
12-31-16	10.52	0.22•	0.41	0.63	0.23	0.26	—	0.49	—	10.66	6.04	0.60	0.37	0.37	2.02	6,513	58
Class S2
12-31-20	11.25	0.24•	0.82	1.06	0.37	0.21	—	0.58	—	11.73	9.69	0.85	0.60	0.60	2.19	1,438	91
12-31-19	10.39	0.23•	0.93	1.16	0.21	0.09	—	0.30	—	11.25	11.21	0.82	0.57	0.57	2.14	393	75
12-31-18	11.04	0.21•	(0.46)	(0.25)	0.21	0.19	—	0.40	—	10.39	(2.34)	0.79	0.53	0.53	1.97	438	67
12-31-17	10.59	0.21•	0.55	0.76	0.24	0.07	—	0.31	—	11.04	7.20	0.76	0.52	0.52	1.92	635	63
12-31-16	10.46	0.21•	0.40	0.61	0.22	0.26	—	0.48	—	10.59	5.90	0.78	0.52	0.52	1.94	506	58
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio
Class ADV
12-31-20	11.76	0.21•	1.13	1.34	0.26	0.03	—	0.29	—	12.81	11.61	0.81	0.71	0.71	1.75	150,215	50
12-31-19	10.92	0.22•	1.17	1.39	0.31	0.24	—	0.55	—	11.76	12.87	0.76	0.69	0.69	1.88	143,202	39
12-31-18	11.85	0.20•	(0.57)	(0.37)	0.26	0.30	—	0.56	—	10.92	(3.35)	0.75	0.62	0.62	1.77	148,720	38
12-31-17	11.11	0.18•	0.83	1.01	0.23	0.04	—	0.27	—	11.85	9.15	0.75	0.61	0.61	1.59	182,912	36
12-31-16	10.88	0.16•	0.31	0.47	0.11	0.13	—	0.24	—	11.11	4.26	0.75	0.62	0.62	1.41	205,103	46
Class I
12-31-20	12.05	0.26•	1.18	1.44	0.33	0.03	—	0.36	—	13.13	12.18	0.31	0.21	0.21	2.15	46,389	50
12-31-19	11.19	0.28•	1.19	1.47	0.37	0.24	—	0.61	—	12.05	13.38	0.26	0.19	0.19	2.41	78,441	39
12-31-18	12.13	0.27•	(0.59)	(0.32)	0.32	0.30	—	0.62	—	11.19	(2.80)	0.25	0.12	0.12	2.29	75,592	38
12-31-17	11.38	0.25	0.84	1.09	0.30	0.04	—	0.34	—	12.13	9.66	0.25	0.11	0.11	2.09	85,891	36
12-31-16	11.12	0.22•	0.31	0.53	0.14	0.13	—	0.27	—	11.38	4.78	0.25	0.12	0.12	1.91	82,426	46
Class S
12-31-20	11.95	0.24•	1.16	1.40	0.29	0.03	—	0.32	—	13.03	11.94	0.56	0.46	0.46	2.00	105,135	50
12-31-19	11.09	0.25•	1.18	1.43	0.33	0.24	—	0.57	—	11.95	13.13	0.51	0.44	0.44	2.10	103,157	39
12-31-18	12.03	0.24•	(0.59)	(0.35)	0.29	0.30	—	0.59	—	11.09	(3.14)	0.50	0.37	0.37	2.01	118,451	38
12-31-17	11.28	0.21•	0.85	1.06	0.27	0.04	—	0.31	—	12.03	9.41	0.50	0.36	0.36	1.83	155,100	36
12-31-16	11.04	0.19•	0.31	0.50	0.13	0.13	—	0.26	—	11.28	4.47	0.50	0.37	0.37	1.66	186,264	46
Class S2
12-31-20	11.65	0.22•	1.12	1.34	0.26	0.03	—	0.29	—	12.70	11.74	0.71	0.61	0.61	1.84	5,194	50
12-31-19	10.82	0.22•	1.16	1.38	0.31	0.24	—	0.55	—	11.65	12.96	0.66	0.59	0.59	1.95	5,310	39
12-31-18	11.72	0.21•	(0.56)	(0.35)	0.25	0.30	—	0.55	—	10.82	(3.21)	0.65	0.52	0.52	1.82	6,111	38
12-31-17	10.99	0.19•	0.82	1.01	0.24	0.04	—	0.28	—	11.72	9.23	0.65	0.51	0.51	1.67	9,533	36
12-31-16	10.77	0.16•	0.30	0.46	0.11	0.13	—	0.24	—	10.99	4.28	0.68	0.52	0.52	1.49	11,670	46
Class T
12-31-20	12.56	0.18•	1.24	1.42	0.14	0.03	—	0.17	—	13.81	11.39	1.01	0.91	0.91	1.41	148	50
12-31-19	11.65	0.20	1.24	1.44	0.29	0.24	—	0.53	—	12.56	12.54	0.96	0.89	0.89	1.74	259	39
12-31-18	12.60	0.19	(0.60)	(0.41)	0.24	0.30	—	0.54	—	11.65	(3.45)	0.95	0.82	0.82	1.62	218	38
12-31-17	11.73	0.17	0.87	1.04	0.13	0.04	—	0.17	—	12.60	8.84	0.95	0.81	0.81	1.40	222	36
12-31-16	11.39	0.11•	0.36	0.47	—	0.13	—	0.13	—	11.73	4.11	0.97	0.82	0.82	0.92	205	46
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-20	12.54	0.14	1.40	1.54	0.21	0.89	—	1.10	—	12.98	13.59	0.77	0.81	0.81	1.03	24,171	47
12-31-19	11.39	0.16	2.28	2.44	0.26	1.03	—	1.29	—	12.54	22.32	0.76	0.76	0.76	1.28	24,168	55
12-31-18	13.39	0.14•	(1.32)	(1.18)	0.20	0.62	—	0.82	—	11.39	(9.44)	0.75	0.71	0.71	1.09	21,418	46
12-31-17	11.62	0.13•	1.93	2.06	0.15	0.14	—	0.29	—	13.39	17.89	0.75	0.71	0.71	1.04	27,468	31
12-31-16	11.23	0.11•	0.56	0.67	0.10	0.18	—	0.28	—	11.62	6.00	0.75	0.70	0.70	0.95	24,645	52
Class I
12-31-20	12.81	0.18•	1.46	1.64	0.27	0.89	—	1.16	—	13.29	14.23	0.27	0.31	0.31	1.54	4,726	47
12-31-19	11.61	0.22	2.34	2.56	0.33	1.03	—	1.36	—	12.81	22.99	0.26	0.26	0.26	1.84	4,862	55
12-31-18	13.64	0.21•	(1.35)	(1.14)	0.27	0.62	—	0.89	—	11.61	(9.02)	0.25	0.21	0.21	1.60	3,898	46
12-31-17	11.83	0.21•	1.95	2.16	0.21	0.14	—	0.35	—	13.64	18.50	0.25	0.21	0.21	1.62	6,062	31
12-31-16	11.44	0.17	0.55	0.72	0.15	0.18	—	0.33	—	11.83	6.40	0.25	0.20	0.20	1.55	4,334	52
Class R6
12-31-20	12.80	0.19•	1.45	1.64	0.27	0.89	—	1.16	—	13.28	14.24	0.26	0.30	0.30	1.58	23,965	47
12-31-19	11.61	0.23•	2.32	2.55	0.33	1.03	—	1.36	—	12.80	22.91	0.26	0.26	0.26	1.87	17,843	55
12-31-18	13.63	0.23•	(1.36)	(1.13)	0.27	0.62	—	0.89	—	11.61	(8.94)	0.25	0.21	0.21	1.76	12,083	46
12-31-17	11.82	0.25•	1.91	2.16	0.21	0.14	—	0.35	—	13.63	18.51	0.25	0.21	0.21	1.95	8,217	31
05-02-16(5) - 12-31-16	11.56	0.39•	0.20	0.59	0.15	0.18	—	0.33	—	11.82	5.21	0.25	0.20	0.20	5.04	1,287	52
Class S
12-31-20	12.66	0.17	1.42	1.59	0.24	0.89	—	1.13	—	13.12	13.92	0.52	0.56	0.56	1.27	552,268	47
12-31-19	11.49	0.19•	2.30	2.49	0.29	1.03	—	1.32	—	12.66	22.61	0.51	0.51	0.51	1.51	557,294	55
12-31-18	13.50	0.18•	(1.33)	(1.15)	0.24	0.62	—	0.86	—	11.49	(9.20)	0.50	0.46	0.46	1.34	525,590	46
12-31-17	11.71	0.16•	1.95	2.11	0.18	0.14	—	0.32	—	13.50	18.22	0.50	0.46	0.46	1.28	670,319	31
12-31-16	11.34	0.14•	0.55	0.69	0.14	0.18	—	0.32	—	11.71	6.17	0.50	0.45	0.45	1.25	661,798	52
Class S2
12-31-20	12.69	0.16•	1.41	1.57	0.23	0.89	—	1.12	—	13.14	13.70	0.67	0.71	0.71	1.32	1,280	47
12-31-19	11.50	0.17•	2.32	2.49	0.27	1.03	—	1.30	—	12.69	22.49	0.66	0.66	0.66	1.35	879	55
12-31-18	13.47	0.15•	(1.32)	(1.17)	0.18	0.62	—	0.80	—	11.50	(9.31)	0.65	0.61	0.61	1.10	732	46
12-31-17	11.70	0.15•	1.94	2.09	0.18	0.14	—	0.32	—	13.47	18.05	0.65	0.61	0.61	1.20	1,695	31
12-31-16	11.32	0.13	0.54	0.67	0.11	0.18	—	0.29	—	11.70	5.97	0.68	0.60	0.60	1.14	1,132	52
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-20	10.09	0.17•	0.90	1.07	0.19	0.28	—	0.47	—	10.69	11.01	0.92	0.73	0.73	1.76	6,505	72
12-31-19	9.13	0.18•	1.14	1.32	0.16	0.20	—	0.36	—	10.09	14.61	0.84	0.70	0.70	1.83	7,507	81
12-31-18	9.99	0.17•	(0.60)	(0.43)	0.20	0.23	—	0.43	—	9.13	(4.52)	0.83	0.67	0.67	1.79	9,033	59
12-31-17	9.24	0.15•	0.78	0.93	0.18	—	—	0.18	—	9.99	10.09	0.83	0.65	0.65	1.57	11,134	47
12-31-16	9.51	0.13•	0.40	0.53	0.20	0.60	—	0.80	—	9.24	5.64	0.80	0.64	0.64	1.35	13,487	65
Class I
12-31-20	10.55	0.23•	0.93	1.16	0.25	0.28	—	0.53	—	11.18	11.50	0.42	0.23	0.23	2.27	43	72
12-31-19	9.54	0.29•	1.14	1.43	0.22	0.20	—	0.42	—	10.55	15.17	0.34	0.20	0.20	2.83	69	81
12-31-18	10.42	0.24•	(0.64)	(0.40)	0.25	0.23	—	0.48	—	9.54	(4.04)	0.33	0.17	0.17	2.35	31	59
12-31-17	9.65	0.21•	0.82	1.03	0.26	—	—	0.26	—	10.42	10.73	0.33	0.15	0.15	2.06	27	47
12-31-16	9.93	0.19	0.41	0.60	0.28	0.60	—	0.88	—	9.65	6.12	0.30	0.14	0.14	1.93	33	65
Class R6
12-31-20	10.54	0.25•	0.92	1.17	0.25	0.28	—	0.53	—	11.18	11.61	0.33	0.23	0.23	2.38	9,068	72
12-31-19	9.53	0.25•	1.18	1.43	0.22	0.20	—	0.42	—	10.54	15.18	0.34	0.20	0.20	2.47	6,045	81
12-31-18	10.41	0.25•	(0.65)	(0.40)	0.25	0.23	—	0.48	—	9.53	(4.05)	0.33	0.17	0.17	2.45	3,780	59
12-31-17	9.64	0.24•	0.78	1.02	0.25	—	—	0.25	—	10.41	10.68	0.33	0.15	0.15	2.37	2,164	47
05-02-16(5) - 12-31-16	10.17	0.36•	(0.01)	0.35	0.28	0.60	—	0.88	—	9.64	3.52	0.30	0.14	0.14	5.68	287	65
Class S
12-31-20	10.30	0.21	0.91	1.12	0.23	0.28	—	0.51	—	10.91	11.33	0.67	0.48	0.48	2.06	20,347	72
12-31-19	9.32	0.22•	1.16	1.38	0.20	0.20	—	0.40	—	10.30	14.96	0.59	0.45	0.45	2.24	19,349	81
12-31-18	10.19	0.20•	(0.63)	(0.43)	0.21	0.23	—	0.44	—	9.32	(4.35)	0.58	0.42	0.42	2.05	14,452	59
12-31-17	9.44	0.18•	0.79	0.97	0.22	—	—	0.22	—	10.19	10.40	0.58	0.40	0.40	1.80	17,134	47
12-31-16	9.73	0.17	0.39	0.56	0.25	0.60	—	0.85	—	9.44	5.87	0.55	0.39	0.39	1.74	20,883	65
Class S2
12-31-20	10.14	0.19•	0.89	1.08	0.22	0.28	—	0.50	—	10.72	11.13	0.82	0.63	0.63	1.89	5,074	72
12-31-19	9.21	0.24•	1.10	1.34	0.21	0.20	—	0.41	—	10.14	14.74	0.74	0.60	0.60	2.39	5,439	81
12-31-18	10.08	0.18	(0.61)	(0.43)	0.21	0.23	—	0.44	—	9.21	(4.46)	0.73	0.57	0.57	1.96	1,072	59
12-31-17	9.34	0.17•	0.79	0.96	0.22	—	—	0.22	—	10.08	10.33	0.73	0.55	0.55	1.71	1,021	47
12-31-16	9.64	0.14	0.39	0.53	0.23	0.60	—	0.83	—	9.34	5.62	0.73	0.54	0.54	1.61	845	65
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio
Class ADV
12-31-20	11.37	0.15•	1.29	1.44	0.21	0.48	—	0.69	—	12.12	13.30	0.80	0.71	0.71	1.38	246,302	60
12-31-19	10.48	0.18•	1.64	1.82	0.25	0.68	—	0.93	—	11.37	17.79	0.75	0.71	0.71	1.59	260,690	44
12-31-18	11.72	0.16•	(0.82)	(0.66)	0.21	0.37	—	0.58	—	10.48	(5.97)	0.74	0.67	0.67	1.38	244,883	47
12-31-17	10.66	0.15•	1.42	1.57	0.19	0.32	—	0.51	—	11.72	15.02	0.74	0.66	0.66	1.36	300,453	46
12-31-16	11.17	0.14•	0.47	0.61	0.21	0.91	—	1.12	—	10.66	5.53	0.74	0.64	0.64	1.31	302,670	43
Class I
12-31-20	11.71	0.20•	1.34	1.54	0.27	0.48	—	0.75	—	12.50	13.85	0.30	0.21	0.21	1.71	77,673	60
12-31-19	10.78	0.24	1.68	1.92	0.31	0.68	—	0.99	—	11.71	18.33	0.25	0.21	0.21	2.14	260,767	44
12-31-18	12.04	0.23•	(0.85)	(0.62)	0.27	0.37	—	0.64	—	10.78	(5.48)	0.24	0.17	0.17	1.93	219,811	47
12-31-17	10.94	0.22•	1.46	1.68	0.26	0.32	—	0.58	—	12.04	15.62	0.24	0.16	0.16	1.92	243,053	46
12-31-16	11.44	0.21	0.48	0.69	0.28	0.91	—	1.19	—	10.94	6.13	0.24	0.14	0.14	1.84	193,795	43
Class S
12-31-20	11.57	0.21	1.28	1.49	0.24	0.48	—	0.72	—	12.34	13.54	0.55	0.46	0.46	1.65	299,333	60
12-31-19	10.65	0.21•	1.67	1.88	0.28	0.68	—	0.96	—	11.57	18.12	0.50	0.46	0.46	1.82	299,655	44
12-31-18	11.90	0.19•	(0.83)	(0.64)	0.24	0.37	—	0.61	—	10.65	(5.73)	0.49	0.42	0.42	1.64	294,102	47
12-31-17	10.82	0.18•	1.45	1.63	0.23	0.32	—	0.55	—	11.90	15.29	0.49	0.41	0.41	1.60	359,764	46
12-31-16	11.32	0.17•	0.48	0.65	0.24	0.91	—	1.15	—	10.82	5.88	0.49	0.39	0.39	1.58	376,403	43
Class S2
12-31-20	11.23	0.16•	1.27	1.43	0.21	0.48	—	0.69	—	11.97	13.42	0.70	0.61	0.61	1.47	9,493	60
12-31-19	10.35	0.18•	1.63	1.81	0.25	0.68	—	0.93	—	11.23	17.92	0.65	0.61	0.61	1.63	10,745	44
12-31-18	11.56	0.15•	(0.79)	(0.64)	0.20	0.37	—	0.57	—	10.35	(5.88)	0.64	0.57	0.57	1.34	11,715	47
12-31-17	10.52	0.16•	1.40	1.56	0.20	0.32	—	0.52	—	11.56	15.07	0.64	0.56	0.56	1.40	16,911	46
12-31-16	11.03	0.15•	0.47	0.62	0.22	0.91	—	1.13	—	10.52	5.75	0.67	0.54	0.54	1.39	22,356	43
Class T
12-31-20	11.98	0.13•	1.36	1.49	0.16	0.48	—	0.64	—	12.83	13.02	1.00	0.91	0.91	1.13	436	60
12-31-19	10.96	0.16•	1.72	1.88	0.18	0.68	—	0.86	—	11.98	17.51	0.95	0.91	0.91	1.36	521	44
12-31-18	12.23	0.13•	(0.84)	(0.71)	0.19	0.37	—	0.56	—	10.96	(6.14)	0.94	0.87	0.87	1.11	575	47
12-31-17	11.10	0.14•	1.48	1.62	0.17	0.32	—	0.49	—	12.23	14.78	0.94	0.86	0.86	1.18	821	46
12-31-16	11.58	0.14	0.48	0.62	0.19	0.91	—	1.10	—	11.10	5.43	0.96	0.84	0.84	1.14	806	43
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio
Class ADV
12-31-20	15.30	0.18•	1.86	2.04	0.23	0.65	—	0.88	—	16.46	13.99	0.94	0.71	0.71	1.24	22,015	90
12-31-19	13.79	0.23•	2.46	2.69	0.25	0.93	—	1.18	—	15.30	20.13	0.83	0.71	0.71	1.55	18,792	79
12-31-18	15.96	0.21	(1.31)	(1.10)	0.23	0.84	—	1.07	—	13.79	(7.47)	0.81	0.66	0.66	1.38	12,630	87
12-31-17	13.94	0.23•	2.15	2.38	0.12	0.24	—	0.36	—	15.96	17.22	0.83	0.64	0.64	1.50	13,589	63
12-31-16	13.24	0.23•	0.57	0.80	0.04	0.06	—	0.10	—	13.94	6.09	0.95	0.66	0.66	1.71	6,623	67
Class I
12-31-20	15.77	0.26•	1.93	2.19	0.29	0.65	—	0.94	—	17.02	14.61	0.44	0.21	0.21	1.69	13,812	90
12-31-19	14.18	0.33•	2.51	2.84	0.32	0.93	—	1.25	—	15.77	20.65	0.33	0.21	0.21	2.18	13,781	79
12-31-18	16.36	0.31•	(1.36)	(1.05)	0.29	0.84	—	1.13	—	14.18	(6.98)	0.31	0.16	0.16	1.95	7,333	87
12-31-17	14.23	0.32•	2.19	2.51	0.14	0.24	—	0.38	—	16.36	17.86	0.33	0.14	0.14	2.07	8,625	63
12-31-16	13.46	0.35•	0.53	0.88	0.05	0.06	—	0.11	—	14.23	6.55	0.45	0.16	0.16	2.54	3,247	67
Class S
12-31-20	15.66	0.23•	1.91	2.14	0.26	0.65	—	0.91	—	16.89	14.34	0.69	0.46	0.46	1.54	17,584	90
12-31-19	14.09	0.27•	2.51	2.78	0.28	0.93	—	1.21	—	15.66	20.36	0.58	0.46	0.46	1.78	13,558	79
12-31-18	16.28	0.28•	(1.36)	(1.08)	0.27	0.84	—	1.11	—	14.09	(7.23)	0.56	0.41	0.41	1.81	10,589	87
12-31-17	14.18	0.26•	2.21	2.47	0.13	0.24	—	0.37	—	16.28	17.59	0.58	0.39	0.39	1.72	8,484	63
12-31-16	13.44	0.27•	0.58	0.85	0.05	0.06	—	0.11	—	14.18	6.32	0.70	0.41	0.41	2.00	4,770	67
Class S2
12-31-20	15.46	0.22•	1.87	2.09	0.24	0.65	—	0.89	—	16.66	14.17	0.84	0.61	0.61	1.47	642	90
12-31-19	13.90	0.25•	2.48	2.73	0.24	0.93	—	1.17	—	15.46	20.24	0.73	0.61	0.61	1.66	450	79
12-31-18	16.08	0.25•	(1.35)	(1.10)	0.24	0.84	—	1.08	—	13.90	(7.40)	0.71	0.56	0.56	1.62	439	87
12-31-17	14.01	0.21•	2.20	2.41	0.10	0.24	—	0.34	—	16.08	17.38	0.73	0.54	0.54	1.42	588	63
12-31-16	13.30	0.18•	0.64	0.82	0.05	0.06	—	0.11	—	14.01	6.17	0.88	0.56	0.56	1.30	255	67
Class T
12-31-20	15.31	0.16•	1.85	2.01	0.22	0.65	—	0.87	—	16.45	13.74	1.14	0.91	0.91	1.10	45	90
12-31-19	13.82	0.21•	2.45	2.66	0.24	0.93	—	1.17	—	15.31	19.86	1.03	0.91	0.91	1.41	32	79
12-31-18	16.02	0.22•	(1.36)	(1.14)	0.22	0.84	—	1.06	—	13.82	(7.67)	1.01	0.86	0.86	1.44	20	87
12-31-17	13.98	0.19•	2.17	2.36	0.08	0.24	—	0.32	—	16.02	17.05	1.03	0.84	0.84	1.23	15	63
12-31-16	13.27	0.19•	0.58	0.77	—	0.06	—	0.06	—	13.98	5.81	1.17	0.86	0.86	1.43	11	67
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio
Class ADV
12-31-20	11.63	0.13	1.39	1.52	0.19	0.76	—	0.95	—	12.20	14.13	0.81	0.69	0.69	0.96	220,485	65
12-31-19	10.60	0.16•	2.04	2.20	0.24	0.93	—	1.17	—	11.63	21.53	0.75	0.71	0.71	1.38	226,096	52
12-31-18	12.27	0.14•	(1.12)	(0.98)	0.19	0.50	—	0.69	—	10.60	(8.54)	0.75	0.68	0.68	1.21	212,084	50
12-31-17	10.71	0.13•	1.90	2.03	0.16	0.31	—	0.47	—	12.27	19.22	0.74	0.65	0.65	1.12	267,229	36
12-31-16	11.27	0.12•	0.53	0.65	0.21	1.00	—	1.21	—	10.71	6.00	0.74	0.66	0.66	1.11	262,148	44
Class I
12-31-20	11.98	0.15•	1.47	1.62	0.25	0.76	—	1.01	—	12.59	14.65	0.31	0.19	0.19	1.30	93,880	65
12-31-19	10.89	0.22	2.10	2.32	0.30	0.93	—	1.23	—	11.98	22.22	0.25	0.21	0.21	1.97	304,111	52
12-31-18	12.59	0.22	(1.17)	(0.95)	0.25	0.50	—	0.75	—	10.89	(8.09)	0.25	0.18	0.18	1.75	247,475	50
12-31-17	10.98	0.20•	1.94	2.14	0.22	0.31	—	0.53	—	12.59	19.82	0.24	0.15	0.15	1.69	274,900	36
12-31-16	11.54	0.19	0.53	0.72	0.28	1.00	—	1.28	—	10.98	6.49	0.24	0.16	0.16	1.67	210,863	44
Class S
12-31-20	11.83	0.15	1.43	1.58	0.22	0.76	—	0.98	—	12.43	14.46	0.56	0.44	0.44	1.24	341,146	65
12-31-19	10.76	0.19•	2.08	2.27	0.27	0.93	—	1.20	—	11.83	21.94	0.50	0.46	0.46	1.64	324,783	52
12-31-18	12.45	0.18•	(1.15)	(0.97)	0.22	0.50	—	0.72	—	10.76	(8.34)	0.50	0.43	0.43	1.46	297,721	50
12-31-17	10.87	0.16•	1.92	2.08	0.19	0.31	—	0.50	—	12.45	19.44	0.49	0.40	0.40	1.38	368,554	36
12-31-16	11.43	0.16•	0.53	0.69	0.25	1.00	—	1.25	—	10.87	6.23	0.49	0.41	0.41	1.41	359,464	44
Class S2
12-31-20	11.34	0.11•	1.38	1.49	0.19	0.76	—	0.95	—	11.88	14.30	0.71	0.59	0.59	1.01	12,050	65
12-31-19	10.36	0.16•	1.99	2.15	0.24	0.93	—	1.17	—	11.34	21.63	0.65	0.61	0.61	1.46	14,599	52
12-31-18	12.00	0.15•	(1.09)	(0.94)	0.20	0.50	—	0.70	—	10.36	(8.42)	0.65	0.58	0.58	1.28	14,521	50
12-31-17	10.49	0.14•	1.85	1.99	0.17	0.31	—	0.48	—	12.00	19.28	0.64	0.55	0.55	1.22	19,146	36
12-31-16	11.07	0.14	0.51	0.65	0.23	1.00	—	1.23	—	10.49	6.09	0.67	0.56	0.56	1.24	20,809	44
Class T
12-31-20	12.27	0.10•	1.49	1.59	0.17	0.76	—	0.93	—	12.93	13.98	1.01	0.89	0.89	0.83	528	65
12-31-19	11.07	0.14	2.15	2.29	0.16	0.93	—	1.09	—	12.27	21.36	0.95	0.91	0.91	1.27	447	52
12-31-18	12.79	0.10•	(1.16)	(1.06)	0.16	0.50	—	0.66	—	11.07	(8.76)	0.95	0.88	0.88	0.77	373	50
12-31-17	11.14	0.11•	1.98	2.09	0.13	0.31	—	0.44	—	12.79	19.03	0.94	0.85	0.85	0.95	700	36
12-31-16	11.65	0.09•	0.56	0.65	0.16	1.00	—	1.16	—	11.14	5.73	0.96	0.86	0.86	0.83	624	44
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio
Class ADV
12-31-20	16.09	0.15•	2.25	2.40	0.24	0.87	—	1.11	—	17.38	15.98	0.96	0.70	0.70	0.95	15,773	91
12-31-19	14.26	0.23•	2.92	3.15	0.26	1.06	—	1.32	—	16.09	22.82	0.84	0.72	0.72	1.47	14,324	82
12-31-18	17.11	0.20•	(1.66)	(1.46)	0.22	1.17	—	1.39	—	14.26	(9.41)	0.84	0.66	0.66	1.19	8,662	81
12-31-17	14.55	0.19•	2.73	2.92	0.08	0.28	—	0.36	—	17.11	20.23	0.86	0.63	0.63	1.17	8,696	68
12-31-16	13.84	0.19•	0.71	0.90	0.06	0.13	—	0.19	—	14.55	6.48	1.03	0.66	0.66	1.34	4,897	72
Class I
12-31-20	16.60	0.26	2.31	2.57	0.31	0.87	—	1.18	—	17.99	16.55	0.46	0.20	0.20	1.48	12,621	91
12-31-19	14.66	0.32•	3.00	3.32	0.32	1.06	—	1.38	—	16.60	23.44	0.34	0.22	0.22	1.97	11,825	82
12-31-18	17.53	0.30•	(1.72)	(1.42)	0.28	1.17	—	1.45	—	14.66	(8.95)	0.34	0.16	0.16	1.77	7,134	81
12-31-17	14.86	0.29•	2.78	3.07	0.12	0.28	—	0.40	—	17.53	20.85	0.36	0.13	0.13	1.76	7,753	68
12-31-16	14.07	0.31•	0.68	0.99	0.07	0.13	—	0.20	—	14.86	7.06	0.53	0.16	0.16	2.14	2,887	72
Class S
12-31-20	16.44	0.20•	2.29	2.49	0.26	0.87	—	1.13	—	17.80	16.23	0.71	0.45	0.45	1.26	10,486	91
12-31-19	14.54	0.23	3.02	3.25	0.29	1.06	—	1.35	—	16.44	23.07	0.59	0.47	0.47	1.44	8,500	82
12-31-18	17.40	0.26•	(1.70)	(1.44)	0.25	1.17	—	1.42	—	14.54	(9.13)	0.59	0.41	0.41	1.54	7,641	81
12-31-17	14.78	0.23•	2.78	3.01	0.11	0.28	—	0.39	—	17.40	20.53	0.61	0.38	0.38	1.45	6,732	68
12-31-16	14.03	0.25•	0.70	0.95	0.07	0.13	—	0.20	—	14.78	6.79	0.78	0.41	0.41	1.75	3,217	72
Class S2
12-31-20	16.17	0.17•	2.26	2.43	0.25	0.87	—	1.12	—	17.48	16.07	0.86	0.60	0.60	1.07	1,219	91
12-31-19	14.31	0.25•	2.93	3.18	0.26	1.06	—	1.32	—	16.17	22.93	0.74	0.62	0.62	1.57	973	82
12-31-18	17.18	0.23•	(1.68)	(1.45)	0.25	1.17	—	1.42	—	14.31	(9.30)	0.74	0.56	0.56	1.42	939	81
12-31-17	14.62	0.26•	2.69	2.95	0.11	0.28	—	0.39	—	17.18	20.31	0.76	0.53	0.53	1.61	721	68
12-31-16	13.90	0.20•	0.72	0.92	0.07	0.13	—	0.20	—	14.62	6.64	0.96	0.56	0.56	1.41	183	72
Class T
12-31-20	16.06	0.15•	2.22	2.37	0.23	0.87	—	1.10	—	17.33	15.79	1.16	0.90	0.90	0.95	49	91
12-31-19	14.22	0.20•	2.90	3.10	0.20	1.06	—	1.26	—	16.06	22.50	1.04	0.92	0.92	1.28	32	82
12-31-18	17.08	0.15	(1.64)	(1.49)	0.20	1.17	—	1.37	—	14.22	(9.57)	1.04	0.86	0.86	1.00	17	81
12-31-17	14.53	0.17•	2.72	2.89	0.06	0.28	—	0.34	—	17.08	20.05	1.06	0.83	0.83	1.08	20	68
12-31-16	13.81	0.17•	0.70	0.87	0.02	0.13	—	0.15	—	14.53	6.27	1.25	0.86	0.86	1.19	12	72
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio
Class ADV
12-31-20	11.47	0.09	1.61	1.70	0.16	0.72	—	0.88	—	12.29	16.07	0.83	0.70	0.70	0.71	155,503	61
12-31-19	10.42	0.15	2.20	2.35	0.20	1.10	—	1.30	—	11.47	23.59	0.75	0.72	0.72	1.26	150,005	67
12-31-18	12.40	0.11•	(1.33)	(1.22)	0.15	0.61	—	0.76	—	10.42	(10.53)	0.75	0.69	0.69	0.93	134,754	53
12-31-17	10.63	0.10•	2.09	2.19	0.10	0.32	—	0.42	—	12.40	20.92	0.75	0.67	0.67	0.84	177,624	37
12-31-16	11.15	0.09•	0.56	0.65	0.15	1.02	—	1.17	—	10.63	6.16	0.75	0.68	0.68	0.86	176,397	45
Class I
12-31-20	11.85	0.12•	1.69	1.81	0.22	0.72	—	0.94	—	12.72	16.57	0.33	0.20	0.20	1.06	82,473	61
12-31-19	10.73	0.20	2.29	2.49	0.27	1.10	—	1.37	—	11.85	24.29	0.25	0.22	0.22	1.86	269,670	67
12-31-18	12.75	0.18	(1.37)	(1.19)	0.22	0.61	—	0.83	—	10.73	(10.08)	0.25	0.19	0.19	1.49	211,781	53
12-31-17	10.92	0.17•	2.14	2.31	0.16	0.32	—	0.48	—	12.75	21.53	0.25	0.17	0.17	1.42	235,122	37
12-31-16	11.44	0.15	0.57	0.72	0.22	1.02	—	1.24	—	10.92	6.63	0.25	0.18	0.18	1.41	171,475	45
Class S
12-31-20	11.66	0.11	1.64	1.75	0.19	0.72	—	0.91	—	12.50	16.29	0.58	0.45	0.45	0.95	254,990	61
12-31-19	10.58	0.18	2.23	2.41	0.23	1.10	—	1.33	—	11.66	23.90	0.50	0.47	0.47	1.51	237,496	67
12-31-18	12.57	0.15•	(1.35)	(1.20)	0.18	0.61	—	0.79	—	10.58	(10.23)	0.50	0.44	0.44	1.20	209,647	53
12-31-17	10.77	0.13•	2.12	2.25	0.13	0.32	—	0.45	—	12.57	21.25	0.50	0.42	0.42	1.11	269,521	37
12-31-16	11.29	0.14	0.55	0.69	0.19	1.02	—	1.21	—	10.77	6.40	0.50	0.43	0.43	1.14	256,935	45
Class S2
12-31-20	11.34	0.09•	1.60	1.69	0.17	0.72	—	0.89	—	12.14	16.13	0.73	0.60	0.60	0.82	6,867	61
12-31-19	10.31	0.15•	2.18	2.33	0.20	1.10	—	1.30	—	11.34	23.68	0.65	0.62	0.62	1.31	7,234	67
12-31-18	12.25	0.12•	(1.30)	(1.18)	0.15	0.61	—	0.76	—	10.31	(10.34)	0.65	0.59	0.59	1.03	7,504	53
12-31-17	10.51	0.09•	2.08	2.17	0.11	0.32	—	0.43	—	12.25	21.02	0.65	0.57	0.57	0.82	9,902	37
12-31-16	11.04	0.11	0.55	0.66	0.17	1.02	—	1.19	—	10.51	6.28	0.68	0.58	0.58	0.96	12,687	45
Class T
12-31-20	11.95	0.03•	1.74	1.77	0.07	0.72	—	0.79	—	12.93	15.85	1.03	0.90	0.90	0.29	156	61
12-31-19	10.74	0.14•	2.26	2.40	0.09	1.10	—	1.19	—	11.95	23.31	0.95	0.92	0.92	1.19	290	67
12-31-18	12.77	0.06•	(1.34)	(1.28)	0.14	0.61	—	0.75	—	10.74	(10.72)	0.95	0.89	0.89	0.44	220	53
12-31-17	10.95	0.08	2.15	2.23	0.09	0.32	—	0.41	—	12.77	20.69	0.95	0.87	0.87	0.70	508	37
12-31-16	11.46	0.07	0.58	0.65	0.14	1.02	—	1.16	—	10.95	5.94	0.97	0.88	0.88	0.70	418	45
See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio
Class ADV
12-31-20	16.63	0.13•	2.32	2.45	0.23	0.89	—	1.12	—	17.96	15.79	1.03	0.71	0.71	0.81	15,402	80
12-31-19	14.58	0.23•	3.17	3.40	0.22	1.13	—	1.35	—	16.63	24.13	0.86	0.73	0.73	1.45	12,951	84
12-31-18	17.33	0.17•	(1.93)	(1.76)	0.16	0.83	—	0.99	—	14.58	(10.82)	0.86	0.68	0.68	1.03	8,144	86
12-31-17	14.57	0.18•	2.89	3.07	0.06	0.25	—	0.31	—	17.33	21.30	0.93	0.65	0.65	1.11	6,983	52
12-31-16	13.86	0.18•	0.68	0.86	0.04	0.11	—	0.15	—	14.57	6.27	1.22	0.68	0.68	1.26	3,184	70
Class I
12-31-20	17.22	0.24	2.38	2.62	0.29	0.89	—	1.18	—	18.66	16.36	0.53	0.21	0.21	1.31	11,647	80
12-31-19	15.04	0.34•	3.25	3.59	0.28	1.13	—	1.41	—	17.22	24.74	0.36	0.23	0.23	2.04	10,912	84
12-31-18	17.81	0.27•	(1.99)	(1.72)	0.22	0.83	—	1.05	—	15.04	(10.37)	0.36	0.18	0.18	1.55	6,320	86
12-31-17	14.91	0.28•	2.97	3.25	0.10	0.25	—	0.35	—	17.81	21.99	0.43	0.15	0.15	1.70	5,705	52
12-31-16	14.13	0.28•	0.67	0.95	0.06	0.11	—	0.17	—	14.91	6.75	0.72	0.18	0.18	1.92	1,452	70
Class S
12-31-20	17.01	0.17•	2.39	2.56	0.26	0.89	—	1.15	—	18.42	16.11	0.78	0.46	0.46	1.04	8,339	80
12-31-19	14.88	0.26•	3.25	3.51	0.25	1.13	—	1.38	—	17.01	24.41	0.61	0.48	0.48	1.58	7,397	84
12-31-18	17.65	0.23•	(1.98)	(1.75)	0.19	0.83	—	1.02	—	14.88	(10.61)	0.61	0.43	0.43	1.34	5,413	86
12-31-17	14.81	0.22•	2.95	3.17	0.08	0.25	—	0.33	—	17.65	21.63	0.68	0.40	0.40	1.33	4,424	52
12-31-16	14.06	0.24•	0.68	0.92	0.06	0.11	—	0.17	—	14.81	6.56	0.97	0.43	0.43	1.71	1,996	70
Class S2
12-31-20	16.78	0.17	2.32	2.49	0.22	0.89	—	1.11	—	18.16	15.91	0.93	0.61	0.61	0.89	432	80
12-31-19	14.67	0.23•	3.21	3.44	0.20	1.13	—	1.33	—	16.78	24.25	0.76	0.63	0.63	1.40	419	84
12-31-18	17.43	0.22•	(1.97)	(1.75)	0.18	0.83	—	1.01	—	14.67	(10.75)	0.76	0.58	0.58	1.32	423	86
12-31-17	14.64	0.20•	2.91	3.11	0.07	0.25	—	0.32	—	17.43	21.47	0.83	0.55	0.55	1.21	309	52
12-31-16	13.93	0.20•	0.67	0.87	0.05	0.11	—	0.16	—	14.64	6.32	1.15	0.58	0.58	1.44	142	70
Class T
12-31-20	16.69	0.09	2.36	2.45	0.09	0.89	—	0.98	—	18.16	15.59	1.23	0.91	0.91	0.57	12	80
12-31-19	14.63	0.09•	3.28	3.37	0.18	1.13	—	1.31	—	16.69	23.80	1.06	0.93	0.93	0.54	11	84
12-31-18	17.39	0.14	(1.94)	(1.80)	0.13	0.83	—	0.96	—	14.63	(11.01)	1.06	0.88	0.88	0.89	20	86
12-31-17	14.60	0.17•	2.89	3.06	0.02	0.25	—	0.27	—	17.39	21.15	1.13	0.85	0.85	1.05	20	52
12-31-16	13.88	0.13•	0.70	0.83	—	0.11	—	0.11	—	14.60	6.02	1.44	0.88	0.88	0.96	10	70
See Accompanying Notes to Financial Statements
59

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio
Class ADV
12-31-20	13.85	0.08	1.95	2.03	0.15	0.74	—	0.89	—	14.99	15.75	0.96	0.69	0.69	0.63	54,540	67
12-31-19	12.35	0.16	2.70	2.86	0.20	1.16	—	1.36	—	13.85	24.13	0.77	0.72	0.72	1.29	49,315	61
12-31-18	14.49	0.13	(1.60)	(1.47)	0.15	0.52	—	0.67	—	12.35	(10.72)	0.76	0.68	0.68	0.90	39,621	62
12-31-17	12.27	0.11•	2.49	2.60	0.10	0.28	—	0.38	—	14.49	21.40	0.76	0.66	0.66	0.82	47,367	40
12-31-16	12.52	0.11	0.64	0.75	0.15	0.85	—	1.00	—	12.27	6.13	0.76	0.69	0.69	0.88	42,793	58
Class I
12-31-20	14.17	0.13•	2.03	2.16	0.22	0.74	—	0.96	—	15.37	16.38	0.46	0.19	0.19	1.00	34,329	67
12-31-19	12.61	0.27•	2.72	2.99	0.27	1.16	—	1.43	—	14.17	24.76	0.27	0.22	0.22	1.93	119,915	61
12-31-18	14.78	0.21•	(1.64)	(1.43)	0.22	0.52	—	0.74	—	12.61	(10.29)	0.26	0.18	0.18	1.48	77,961	62
12-31-17	12.51	0.20•	2.51	2.71	0.16	0.28	—	0.44	—	14.78	21.94	0.26	0.16	0.16	1.42	73,894	40
12-31-16	12.74	0.18•	0.65	0.83	0.21	0.85	—	1.06	—	12.51	6.72	0.26	0.19	0.19	1.46	44,519	58
Class S
12-31-20	13.99	0.12•	1.97	2.09	0.19	0.74	—	0.93	—	15.15	16.04	0.71	0.44	0.44	0.90	73,361	67
12-31-19	12.46	0.20	2.72	2.92	0.23	1.16	—	1.39	—	13.99	24.50	0.52	0.47	0.47	1.52	59,923	61
12-31-18	14.62	0.17•	(1.63)	(1.46)	0.18	0.52	—	0.70	—	12.46	(10.56)	0.51	0.43	0.43	1.19	49,077	62
12-31-17	12.38	0.15•	2.50	2.65	0.13	0.28	—	0.41	—	14.62	21.66	0.51	0.41	0.41	1.08	58,217	40
12-31-16	12.62	0.13	0.66	0.79	0.18	0.85	—	1.03	—	12.38	6.44	0.51	0.44	0.44	1.16	51,294	58
Class S2
12-31-20	13.92	0.13	1.93	2.06	0.15	0.74	—	0.89	—	15.09	15.86	0.86	0.59	0.59	0.80	3,036	67
12-31-19	12.39	0.18•	2.70	2.88	0.19	1.16	—	1.35	—	13.92	24.28	0.67	0.62	0.62	1.33	2,876	61
12-31-18	14.54	0.15	(1.62)	(1.47)	0.16	0.52	—	0.68	—	12.39	(10.68)	0.66	0.58	0.58	1.03	2,720	62
12-31-17	12.31	0.12•	2.50	2.62	0.11	0.28	—	0.39	—	14.54	21.52	0.66	0.56	0.56	0.89	3,250	40
12-31-16	12.56	0.11	0.65	0.76	0.16	0.85	—	1.01	—	12.31	6.24	0.69	0.59	0.59	0.93	2,996	58
Class T
12-31-20	14.22	0.07•	1.99	2.06	0.15	0.74	—	0.89	—	15.39	15.50	1.16	0.89	0.89	0.51	30	67
12-31-19	12.58	0.17•	2.73	2.90	0.10	1.16	—	1.26	—	14.22	23.93	0.97	0.92	0.92	1.27	22	61
12-31-18	14.73	0.08•	(1.61)	(1.53)	0.10	0.52	—	0.62	—	12.58	(10.91)	0.96	0.88	0.88	0.58	18	62
12-31-17	12.50	0.09•	2.52	2.61	0.10	0.28	—	0.38	—	14.73	21.08	0.96	0.86	0.86	0.67	32	40
12-31-16	12.78	0.12•	0.62	0.74	0.17	0.85	—	1.02	—	12.50	5.96	0.98	0.89	0.89	0.96	25	58
See Accompanying Notes to Financial Statements
60

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2060 Portfolio
Class ADV
12-31-20	12.04	0.10•	1.67	1.77	0.12	0.53	—	0.65	—	13.16	15.62	1.14	0.70	0.70	0.85	8,999	74
12-31-19	10.45	0.16•	2.28	2.44	0.15	0.70	—	0.85	—	12.04	24.12	0.95	0.74	0.74	1.39	6,976	89
12-31-18	12.39	0.13•	(1.38)	(1.25)	0.11	0.58	—	0.69	—	10.45	(10.76)	0.96	0.69	0.69	1.12	4,593	84
12-31-17	10.42	0.13•	2.08	2.21	0.04	0.20	—	0.24	—	12.39	21.42	1.10	0.67	0.67	1.11	3,202	65
12-31-16	9.89	0.15•	0.48	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.97	0.69	0.69	1.50	1,395	82
Class I
12-31-20	12.25	0.17•	1.69	1.86	0.17	0.53	—	0.70	—	13.41	16.14	0.64	0.20	0.20	1.42	7,950	74
12-31-19	10.60	0.25•	2.29	2.54	0.19	0.70	—	0.89	—	12.25	24.79	0.45	0.24	0.24	2.14	5,184	89
12-31-18	12.53	0.19•	(1.41)	(1.22)	0.13	0.58	—	0.71	—	10.60	(10.35)	0.46	0.19	0.19	1.57	2,570	84
12-31-17	10.49	0.20•	2.10	2.30	0.06	0.20	—	0.26	—	12.53	22.15	0.60	0.17	0.17	1.73	2,160	65
12-31-16	9.92	0.16•	0.51	0.67	0.04	0.06	—	0.10	—	10.49	6.73	1.47	0.19	0.19	1.56	606	82
Class S
12-31-20	12.08	0.13•	1.68	1.81	0.15	0.53	—	0.68	—	13.21	15.90	0.89	0.45	0.45	1.15	6,886	74
12-31-19	10.47	0.18•	2.30	2.48	0.17	0.70	—	0.87	—	12.08	24.45	0.70	0.49	0.49	1.56	4,901	89
12-31-18	12.40	0.16•	(1.39)	(1.23)	0.12	0.58	—	0.70	—	10.47	(10.60)	0.71	0.44	0.44	1.30	3,440	84
12-31-17	10.41	0.15•	2.10	2.25	0.06	0.20	—	0.26	—	12.40	21.81	0.85	0.42	0.42	1.30	2,825	65
12-31-16	9.86	0.17•	0.48	0.65	0.04	0.06	—	0.10	—	10.41	6.56	1.72	0.44	0.44	1.68	836	82
Class S2
12-31-20	12.07	0.12•	1.67	1.79	0.14	0.53	—	0.67	—	13.19	15.73	1.04	0.60	0.60	1.07	471	74
12-31-19	10.46	0.18	2.28	2.46	0.15	0.70	—	0.85	—	12.07	24.26	0.85	0.64	0.64	1.44	269	89
12-31-18	12.40	0.15•	(1.40)	(1.25)	0.11	0.58	—	0.69	—	10.46	(10.70)	0.86	0.59	0.59	1.23	247	84
12-31-17	10.42	0.17•	2.05	2.22	0.04	0.20	—	0.24	—	12.40	21.56	1.00	0.57	0.57	1.45	180	65
12-31-16	9.89	0.09•	0.54	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.90	0.59	0.59	0.92	32	82
Class T
12-31-20	12.01	0.08•	1.66	1.74	0.09	0.53	—	0.62	—	13.13	15.32	1.34	0.90	0.90	0.67	5	74
12-31-19	10.40	0.11	2.30	2.41	0.10	0.70	—	0.80	—	12.01	23.96	1.15	0.94	0.94	1.07	4	89
12-31-18	12.33	0.08	(1.37)	(1.29)	0.06	0.58	—	0.64	—	10.40	(11.08)	1.16	0.89	0.89	0.73	3	84
12-31-17	10.35	0.08•	2.10	2.18	—	0.20	—	0.20	—	12.33	21.24	1.30	0.87	0.87	0.69	4	65
12-31-16	9.86	0.07	0.51	0.58	0.03	0.06	—	0.09	—	10.35	5.91	2.19	0.89	0.89	0.67	3	82
See Accompanying Notes to Financial Statements
61

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2065 Portfolio
Class ADV
07-29-20(5) - 12-31-20	10.00	0.12•	1.62	1.74	0.14	0.05	—	0.19	—	11.55	17.42	1.97	0.72	0.72	2.64	1,012	24
Class I
07-29-20(5) - 12-31-20	10.00	0.12•	1.65	1.77	0.16	0.05	—	0.21	—	11.56	17.69	1.47	0.22	0.22	2.60	1,045	24
Class S
07-29-20(5) - 12-31-20	10.00	0.13•	1.63	1.76	0.15	0.05	—	0.20	—	11.56	17.61	1.72	0.47	0.47	2.84	955	24
Class S2
07-29-20(5) - 12-31-20	10.00	0.10•	1.65	1.75	0.14	0.05	—	0.19	—	11.56	17.52	1.87	0.62	0.62	2.18	26	24
Class T
07-29-20(5) - 12-31-20	10.00	0.09•	1.65	1.74	0.13	0.05	—	0.18	—	11.56	17.40	2.17	0.92	0.92	1.88	4	24

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”), Voya Solution 2060 Portfolio (“Solution 2060”) and Voya Solution 2065 Portfolio (“Solution 2065”). Each Portfolio is a diversified series of the Company.
Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055, Solution 2060 and Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”),

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2020, the below Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold for Solution Income, Solution Moderately Aggressive, Solution 2025, Solution 2035, Solution 2045 and Solution 2055. There were no open futures contracts purchased or sold for the remaining Portfolios at December 31, 2020.
	Purchased	Sold
Solution Income	$14,884,835	$14,802,487
Solution Moderately Aggressive	28,412,759	28,145,244
Solution 2025	31,863,912	31,628,216
Solution 2035	32,880,345	32,694,722
Solution 2045	31,871,271	31,679,890
Solution 2055	10,627,641	10,564,265
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the
Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$18,771,095	$17,662,135
Solution Balanced	41,790,575	47,996,500
Solution Conservative	14,651,957	17,299,516
Solution Income	156,919,010	236,982,878
Solution Moderately Aggressive	257,922,165	319,765,146
Solution Moderately Conservative	27,281,978	28,116,346
Solution 2025	459,965,767	736,436,449
Solution 2030	43,434,449	41,292,601
Solution 2035	519,462,536	815,364,704
Solution 2040	31,349,154	31,234,680
Solution 2045	377,563,015	630,961,489
Solution 2050	24,085,140	24,277,716
Solution 2055	151,775,693	255,831,322
Solution 2060	17,523,843	13,869,094
Solution 2065	3,224,648	564,918
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The

67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the
Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Balanced	7.32%
	Solution Income	36.48
	Solution 2025	25.68
	Solution 2030	18.23
	Solution 2035	21.74
	Solution 2040	11.89
	Solution 2045	19.40
	Solution 2050	16.64
	Solution 2055	14.92
	Solution 2060	14.52
Voya Investment Management Co. LLC	Solution 2065	77.28
Voya Retirement Insurance and Annuity Company	Solution Aggressive	95.93
	Solution Balanced	92.68
	Solution Conservative	95.58
	Solution Income	57.90
	Solution Moderately Aggressive	6.60
	Solution Moderately Conservative	99.37
	Solution 2025	70.86
	Solution 2030	81.64
	Solution 2035	75.42
	Solution 2040	88.10
	Solution 2045	79.39
	Solution 2050	83.34
	Solution 2055	85.07
	Solution 2060	85.46
	Solution 2065	22.58
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities.

68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Solution Aggressive	$9,811
Solution Balanced	20,656
Solution Conservative	5,955
Solution Income	163,762
Solution Moderately Aggressive	30,909
Solution Moderately Conservative	26,772
Solution 2025	340,803
Solution 2030	38,220
Solution 2035	438,410
Solution 2040	40,865
Solution 2045	493,281
Solution 2050	54,407
Solution 2055	428,111
Solution 2060	46,962
Solution 2065	33
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Solution 2065	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has further lowered the expense limits for the following Portfolios. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreements will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio(1)(2)(3)	Class ADV	Class I	Class S	Class S2	Class T
Solution 2025	1.24%	0.74%	0.99%	1.14%	1.44%
Solution 2030	1.24%	0.74%	0.99%	1.14%	1.44%
Solution 2035	1.27%	0.77%	1.02%	1.17%	1.47%
Solution 2040	1.27%	0.77%	1.02%	1.17%	1.47%
Solution 2045	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2050	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2055	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2060	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2065	1.30%	0.80%	1.05%	1.20%	1.50%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Side letter expense limits were implemented on January 1, 2020 for each respective Portfolio except Solution 2065. Side letter expense limits for Solution 2065 were implemented upon its commencement of operations.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

	December 31,
	2021	2022	2023	Total
Solution Aggressive	$31,805	$32,432	$14,037	$78,274
Solution Balanced	61,303	37,237	5,312	103,852
Solution Conservative	41,777	46,641	33,047	121,465
Solution Income	521,785	235,911	310,007	1,067,703
Solution Moderately Aggressive	245,186	—	—	245,186
Solution Moderately Conservative	48,769	48,667	38,599	136,035
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2020, are as follows:
	December 31,
	2021	2022	2023	Total
Solution Aggressive
Class ADV	$—	$—	$3,688	$3,688
Class I			356	356
Class S	—	—	4,005	4,005
Class S2	—	—	1,849	1,849
Solution Balanced
Class ADV	—	—	6,023	6,023
Class I	—	—	1,469	1,469
Class S	—	—	11,837	11,837
Class S2	—	—	1,316	1,316
Solution Conservative
Class ADV	—	—	2,791	2,791
Class I	—	—	200	200
Class S	—	—	1,238	1,238
Class S2	—	—	526	526
Solution Moderately Conservative
Class ADV	—	—	5,919	5,919
Class I	—	—	33	33
Class S	—	—	16,528	16,528
Class S2	—	—	4,380	4,380
The Expense Limitation Agreement is contractual through May 1, 2021 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2020:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Balanced	5	$917,000	1.58%
Solution Income	13	912,308	1.35
Solution Moderately Aggressive	20	1,787,850	1.21
Solution Moderately Conservative	1	686,000	2.54
Solution 2025	22	1,367,273	1.35
Solution 2030	2	764,500	1.96
Solution 2035	22	1,483,136	1.31
Solution 2040	4	639,750	1.60
Solution 2045	23	1,027,826	1.26
Solution 2050	4	554,250	1.59
Solution 2055	1	2,338,000	1.04

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2020	89,098	—	21,601	(129,063)	(18,364)	1,087,710	—	256,190	(1,602,218)	(258,318)
12/31/2019	69,148	—	27,888	(84,904)	12,132	871,395	—	334,099	(1,059,631)	145,863
Class I
12/31/2020	9,644	—	1,387	(35,192)	(24,161)	123,057	—	16,865	(358,654)	(218,732)
12/31/2019	15,551	—	3,267	(1,808)	17,010	198,986	—	40,057	(23,819)	215,224
Class R6
12/31/2020	337,209	—	87,498	(159,540)	265,167	4,255,365	—	1,063,984	(2,068,046)	3,251,303
12/31/2019	282,889	—	75,533	(102,407)	256,015	3,647,980	—	926,037	(1,306,887)	3,267,130
Class S
12/31/2020	53,653	—	23,804	(113,791)	(36,334)	652,888	—	285,893	(1,417,509)	(478,728)
12/31/2019	167,485	—	26,467	(166,919)	27,033	2,205,913	—	320,787	(2,208,033)	318,667
Class S2
12/31/2020	47,125	—	11,589	(29,393)	29,321	567,480	—	136,405	(353,406)	350,479
12/31/2019	49,577	—	10,481	(11,748)	48,310	639,540	—	124,823	(148,518)	615,845
Solution Balanced
Class ADV
12/31/2020	94,757	—	69,781	(332,053)	(167,515)	890,391	—	641,988	(3,189,844)	(1,657,465)
12/31/2019	142,295	—	99,291	(469,017)	(227,431)	1,349,166	—	907,520	(4,465,434)	(2,208,748)
Class I
12/31/2020	119,774	—	16,669	(79,913)	56,530	1,231,503	—	159,522	(781,833)	609,192
12/31/2019	80,986	—	31,635	(267,081)	(154,460)	788,198	—	300,214	(2,645,160)	(1,556,748)
Class R6
12/31/2020	442,113	—	149,609	(508,665)	83,057	4,241,291	—	1,431,759	(5,023,701)	649,349
12/31/2019	683,702	—	164,885	(344,046)	504,541	6,761,895	—	1,564,757	(3,399,678)	4,926,974
Class S
12/31/2020	165,753	—	140,147	(475,466)	(169,566)	1,553,525	—	1,304,764	(4,482,352)	(1,624,063)
12/31/2019	429,927	—	177,026	(715,118)	(108,165)	4,259,980	—	1,637,486	(7,075,660)	(1,178,194)
Class S2
12/31/2020	38,703	—	17,103	(158,139)	(102,333)	364,856	—	158,546	(1,493,083)	(969,681)
12/31/2019	170,667	—	21,603	(28,271)	163,999	1,686,540	—	199,400	(271,558)	1,614,382
Solution Conservative
Class ADV
12/31/2020	52,501	—	17,557	(416,710)	(346,652)	584,107	—	195,578	(4,743,058)	(3,963,374)
12/31/2019	95,510	—	20,385	(135,417)	(19,522)	1,042,654	—	222,397	(1,495,108)	(230,057)
Class I
12/31/2020	13,918	—	554	(52,202)	(37,730)	161,370	—	6,223	(586,834)	(419,241)
12/31/2019	31,539	—	1,608	(1,460)	31,687	349,613	—	17,768	(16,230)	351,151
Class R6
12/31/2020	404,463	—	31,559	(273,663)	162,359	4,639,656	—	354,405	(3,140,906)	1,853,155
12/31/2019	198,253	—	17,151	(224,691)	(9,287)	2,184,939	—	189,519	(2,522,786)	(148,328)
Class S
12/31/2020	80,278	—	9,831	(153,880)	(63,771)	904,470	—	110,012	(1,692,256)	(677,774)
12/31/2019	82,870	—	8,267	(175,540)	(84,403)	912,126	—	90,852	(1,952,313)	(949,335)
Class S2
12/31/2020	102,428	—	5,131	(19,899)	87,660	1,106,315	—	56,749	(223,372)	939,692
12/31/2019	26,193	—	1,057	(34,482)	(7,232)	285,706	—	11,531	(378,971)	(81,734)
Solution Income
Class ADV
12/31/2020	499,574	973,643	272,254	(2,196,869)	(451,398)	5,916,380	11,732,481	3,264,320	(25,688,891)	(4,775,710)
12/31/2019	535,546	—	599,615	(2,571,116)	(1,435,955)	6,175,990	—	6,817,626	(29,520,625)	(16,527,009)
Class I
12/31/2020	919,878	631,142	176,227	(4,704,456)	(2,977,209)	11,174,951	7,781,780	2,162,299	(60,069,442)	(38,950,412)
12/31/2019	591,471	—	338,569	(1,176,288)	(246,248)	6,999,059	—	3,937,553	(13,817,473)	(2,880,861)
Class S
12/31/2020	462,318	773,830	200,671	(1,997,040)	(560,221)	5,586,152	9,475,047	2,446,178	(24,068,794)	(6,561,417)
12/31/2019	408,456	—	445,084	(2,899,306)	(2,045,766)	4,786,652	—	5,140,721	(34,048,138)	(24,120,765)
Class S2
12/31/2020	35,927	37,941	9,062	(129,729)	(46,799)	426,312	453,071	107,658	(1,533,250)	(546,209)
12/31/2019	27,485	—	24,342	(160,676)	(108,849)	313,987	—	274,095	(1,838,151)	(1,250,069)
Class T
12/31/2020	938	1,363	114	(12,332)	(9,917)	11,890	17,732	1,483	(139,834)	(108,729)
12/31/2019	1,222	—	826	(110)	1,938	14,982	—	10,043	(1,352)	23,673
Solution Moderately Aggressive
Class ADV
12/31/2020	196,866	—	174,267	(436,342)	(65,209)	2,297,028	—	1,962,248	(5,012,717)	(753,441)
12/31/2019	170,708	—	201,063	(325,500)	46,271	2,097,432	—	2,334,348	(3,994,541)	437,239
71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive (continued)
Class I
12/31/2020	34,551	—	32,936	(91,257)	(23,770)	414,057	—	378,760	(966,414)	(173,597)
12/31/2019	53,673	—	38,073	(47,875)	43,871	671,896	—	450,780	(601,565)	521,111
Class R6
12/31/2020	564,724	—	161,659	(314,905)	411,478	6,921,450	—	1,857,459	(3,720,594)	5,058,315
12/31/2019	509,653	—	151,379	(308,389)	352,643	6,416,863	—	1,790,820	(3,846,921)	4,360,762
Class S
12/31/2020	204,767	—	4,034,877	(6,154,699)	(1,915,055)	2,309,295	—	45,876,550	(72,983,967)	(24,798,122)
12/31/2019	104,176	—	4,747,896	(6,593,396)	(1,741,324)	1,286,268	—	55,597,857	(81,802,488)	(24,918,363)
Class S2
12/31/2020	37,790	—	7,546	(17,263)	28,073	448,159	—	85,953	(210,374)	323,738
12/31/2019	18,900	—	7,862	(21,143)	5,619	235,459	—	92,304	(259,543)	68,220
Solution Moderately Conservative
Class ADV
12/31/2020	56,038	—	31,926	(223,402)	(135,438)	559,807	—	314,149	(2,214,131)	(1,340,175)
12/31/2019	80,771	—	32,892	(359,384)	(245,721)	788,643	—	317,739	(3,511,446)	(2,405,064)
Class I
12/31/2020	5,194	—	93	(7,959)	(2,672)	53,806	—	959	(72,225)	(17,460)
12/31/2019	3,671	—	138	(599)	3,210	37,776	—	1,391	(5,952)	33,215
Class R6
12/31/2020	294,779	—	37,122	(94,052)	237,849	3,066,609	—	381,248	(964,932)	2,482,925
12/31/2019	301,683	—	23,750	(148,755)	176,678	3,015,536	—	239,164	(1,524,784)	1,729,916
Class S
12/31/2020	152,429	—	93,638	(258,880)	(12,813)	1,534,888	—	939,184	(2,530,859)	(56,787)
12/31/2019	573,667	—	71,906	(317,649)	327,924	5,734,180	—	708,276	(3,172,991)	3,269,465
Class S2
12/31/2020	49,781	—	25,431	(138,329)	(63,117)	499,678	—	250,747	(1,373,822)	(623,397)
12/31/2019	406,677	—	21,441	(8,046)	420,072	4,022,354	—	207,982	(78,877)	4,151,459
Solution 2025
Class ADV
12/31/2020	1,041,966	—	1,295,768	(4,936,510)	(2,598,776)	11,559,828	—	14,227,528	(54,463,054)	(28,675,698)
12/31/2019	1,468,738	—	1,862,090	(3,774,091)	(443,263)	16,318,051	—	20,017,470	(42,137,612)	(5,802,091)
Class I
12/31/2020	2,994,244	—	1,429,995	(20,472,700)	(16,048,461)	34,210,086	—	16,158,946	(249,947,335)	(199,578,303)
12/31/2019	3,011,404	—	1,821,091	(2,968,363)	1,864,132	34,626,479	—	20,123,050	(33,907,806)	20,841,723
Class S
12/31/2020	1,446,795	—	1,555,138	(4,643,941)	(1,642,008)	16,382,976	—	17,355,345	(51,982,211)	(18,243,890)
12/31/2019	1,585,098	—	2,153,547	(5,453,032)	(1,714,387)	18,024,804	—	23,516,734	(62,267,087)	(20,725,549)
Class S2
12/31/2020	108,315	—	50,128	(321,829)	(163,386)	1,186,999	—	543,386	(3,321,569)	(1,591,184)
12/31/2019	106,424	—	76,886	(358,352)	(175,042)	1,174,211	—	815,755	(4,041,686)	(2,051,720)
Class T
12/31/2020	1,353	—	1,849	(12,702)	(9,500)	15,776	—	21,508	(139,967)	(102,683)
12/31/2019	1,081	—	2,997	(13,093)	(9,015)	12,511	—	33,957	(154,366)	(107,898)
Solution 2030
Class ADV
12/31/2020	366,092	—	74,337	(331,665)	108,764	5,451,415	—	1,092,015	(4,949,160)	1,594,270
12/31/2019	510,062	—	85,450	(282,703)	312,809	7,573,963	—	1,222,789	(4,188,478)	4,608,274
Class I
12/31/2020	185,684	—	47,580	(295,587)	(62,323)	2,822,986	—	721,318	(4,517,908)	(973,604)
12/31/2019	477,575	—	63,466	(184,511)	356,530	7,456,635	—	934,211	(2,808,486)	5,582,360
Class S
12/31/2020	411,257	—	53,288	(289,095)	175,450	6,408,420	—	801,977	(4,346,924)	2,863,473
12/31/2019	325,502	—	61,027	(272,412)	114,117	5,019,252	—	892,833	(4,199,019)	1,713,066
Class S2
12/31/2020	29,743	—	1,883	(22,160)	9,466	403,391	—	27,984	(304,825)	126,550
12/31/2019	15,055	—	2,120	(19,705)	(2,530)	226,909	—	30,665	(296,127)	(38,553)
Class T
12/31/2020	538	—	127	(36)	629	7,670	—	1,861	(531)	9,000
12/31/2019	552	—	122	(25)	649	8,174	—	1,745	(375)	9,544
Solution 2035
Class ADV
12/31/2020	944,816	—	1,591,872	(3,912,785)	(1,376,097)	10,293,999	—	17,064,874	(43,614,127)	(16,255,254)
12/31/2019	968,128	—	1,967,162	(3,509,711)	(574,421)	11,073,368	—	21,225,678	(40,011,867)	(7,712,821)
Class I
12/31/2020	3,430,663	—	2,312,940	(23,678,053)	(17,934,450)	38,613,364	—	25,557,984	(292,423,757)	(228,252,409)
12/31/2019	2,958,892	—	2,497,449	(2,789,054)	2,667,287	34,859,624	—	27,696,711	(32,492,389)	30,063,946
Class S
12/31/2020	1,359,249	—	2,331,093	(3,702,429)	(12,087)	15,080,765	—	25,432,218	(41,385,016)	(872,033)
12/31/2019	1,623,321	—	2,763,246	(4,587,897)	(201,330)	18,774,658	—	30,312,804	(53,589,463)	(4,502,001)
72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2035 (continued)
Class S2
12/31/2020	126,111	—	97,849	(497,023)	(273,063)	1,356,763	—	1,021,548	(5,312,720)	(2,934,409)
12/31/2019	117,607	—	132,163	(364,755)	(114,985)	1,314,156	—	1,390,350	(4,124,936)	(1,420,430)
Class T
12/31/2020	1,967	—	2,990	(475)	4,482	22,675	—	34,001	(4,758)	51,918
12/31/2019	2,316	—	3,031	(2,646)	2,701	27,225	—	34,551	(30,509)	31,267
Solution 2040
Class ADV
12/31/2020	296,802	—	68,051	(347,476)	17,377	4,558,764	—	1,024,164	(5,369,506)	213,422
12/31/2019	353,002	—	65,642	(135,719)	282,925	5,481,888	—	974,788	(2,106,393)	4,350,283
Class I
12/31/2020	195,258	—	47,129	(253,137)	(10,750)	3,102,664	—	732,390	(3,948,698)	(113,644)
12/31/2019	297,287	—	55,476	(126,847)	225,916	4,820,584	—	847,678	(2,034,437)	3,633,825
Class S
12/31/2020	189,719	—	37,902	(155,785)	71,836	2,994,848	—	583,691	(2,398,286)	1,180,253
12/31/2019	191,537	—	47,626	(247,656)	(8,493)	3,072,754	—	721,532	(3,949,460)	(155,174)
Class S2
12/31/2020	15,641	—	4,781	(10,857)	9,565	236,829	—	72,338	(164,384)	144,783
12/31/2019	17,193	—	4,792	(27,417)	(5,432)	268,338	—	71,446	(426,178)	(86,394)
Class T
12/31/2020	878	—	133	(197)	814	13,293	—	1,993	(3,209)	12,077
12/31/2019	979	—	76	(272)	783	14,878	—	1,128	(4,475)	11,531
Solution 2045
Class ADV
12/31/2020	833,851	—	1,011,331	(2,265,543)	(420,361)	9,067,559	—	10,669,545	(24,578,928)	(4,841,824)
12/31/2019	938,695	—	1,496,034	(2,291,762)	142,967	10,564,731	—	15,768,200	(25,544,144)	788,787
Class I
12/31/2020	3,557,942	—	2,015,187	(21,852,796)	(16,279,667)	39,191,495	—	21,965,536	(271,756,675)	(210,599,644)
12/31/2019	3,265,408	—	2,475,330	(2,711,632)	3,029,106	38,118,589	—	26,882,084	(31,348,739)	33,651,934
Class S
12/31/2020	1,337,418	—	1,666,300	(2,977,403)	26,315	14,405,327	—	17,862,735	(33,076,803)	(808,741)
12/31/2019	1,329,165	—	2,335,253	(3,115,909)	548,509	15,225,822	—	24,987,205	(35,629,265)	4,583,762
Class S2
12/31/2020	103,434	—	45,800	(221,553)	(72,319)	1,086,292	—	477,241	(2,342,796)	(779,263)
12/31/2019	87,072	—	70,369	(247,661)	(90,220)	970,310	—	732,541	(2,820,918)	(1,118,067)
Class T
12/31/2020	1,585	—	816	(14,639)	(12,238)	17,982	—	9,066	(136,438)	(109,390)
12/31/2019	3,447	—	2,193	(1,887)	3,753	39,830	—	24,095	(22,265)	41,660
Solution 2050
Class ADV
12/31/2020	261,472	—	57,371	(240,083)	78,760	4,064,197	—	884,091	(3,927,893)	1,020,395
12/31/2019	262,849	—	58,525	(101,163)	220,211	4,189,256	—	891,921	(1,592,246)	3,488,931
Class I
12/31/2020	218,069	—	40,811	(268,542)	(9,662)	3,520,006	—	652,158	(4,361,079)	(188,915)
12/31/2019	294,493	—	48,890	(129,943)	213,440	4,946,241	—	770,026	(2,120,508)	3,595,759
Class S
12/31/2020	130,272	—	30,335	(142,681)	17,926	2,080,512	—	478,997	(2,283,576)	275,933
12/31/2019	185,890	—	34,205	(149,076)	71,019	3,035,273	—	532,912	(2,444,125)	1,124,060
Class S2
12/31/2020	7,538	—	1,530	(10,201)	(1,133)	119,535	—	23,826	(168,868)	(25,507)
12/31/2019	10,178	—	1,733	(15,793)	(3,882)	163,774	—	26,656	(255,465)	(65,035)
Class T
12/31/2020	—	—	21	(23)	(2)	—	—	333	(403)	(70)
12/31/2019	383	—	100	(1,225)	(742)	6,254	—	1,538	(18,967)	(11,175)
Solution 2055
Class ADV
12/31/2020	499,545	—	240,856	(663,500)	76,901	6,485,108	—	3,090,178	(8,900,873)	674,413
12/31/2019	550,223	—	341,380	(540,179)	351,424	7,383,141	—	4,328,696	(7,304,002)	4,407,835
Class I
12/31/2020	2,653,382	—	705,071	(9,587,365)	(6,228,912)	34,992,948	—	9,250,529	(144,045,909)	(99,802,432)
12/31/2019	2,307,889	—	786,624	(816,111)	2,278,402	31,841,400	—	10,186,778	(11,038,263)	30,989,915
Class S
12/31/2020	779,560	—	320,925	(542,858)	557,627	10,182,899	—	4,155,976	(7,198,051)	7,140,824
12/31/2019	703,925	—	421,239	(780,117)	345,047	9,542,879	—	5,387,644	(10,649,419)	4,281,104
Class S2
12/31/2020	63,528	—	10,784	(79,763)	(5,451)	847,963	—	139,214	(944,472)	42,705
12/31/2019	67,327	—	18,357	(98,614)	(12,930)	907,564	—	233,868	(1,359,900)	(218,468)
Class T
12/31/2020	350	—	114	(34)	430	4,582	—	1,502	(477)	5,607
12/31/2019	335	—	112	(335)	112	4,456	—	1,456	(4,367)	1,545
73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2060
Class ADV
12/31/2020	266,536	—	36,578	(198,454)	104,660	3,031,702	—	412,239	(2,327,329)	1,116,612
12/31/2019	226,789	—	40,002	(127,076)	139,715	2,608,449	—	440,825	(1,450,917)	1,598,357
Class I
12/31/2020	292,971	—	31,929	(155,379)	169,521	3,366,031	—	365,911	(1,803,499)	1,928,443
12/31/2019	250,746	—	27,252	(97,199)	180,799	2,951,604	—	304,947	(1,119,641)	2,136,910
Class S
12/31/2020	223,987	—	28,469	(136,731)	115,725	2,525,781	—	321,696	(1,565,966)	1,281,511
12/31/2019	186,195	—	28,432	(137,540)	77,087	2,146,309	—	314,172	(1,590,280)	870,201
Class S2
12/31/2020	14,826	—	1,760	(3,225)	13,361	166,978	—	19,875	(35,397)	151,456
12/31/2019	19,738	—	1,557	(22,587)	(1,292)	224,025	—	17,202	(249,186)	(7,959)
Class T
12/31/2020	29	—	19	—*	48	366	—	215	—*	581
12/31/2019	—	—	24	—	24	—	—	262	—	262
Solution 2065
Class ADV
7/29/2020(1) - 12/31/2020	88,970	—	1,433	(2,790)	87,613	915,673	—	16,550	(31,818)	900,405
Class I
7/29/2020(1) - 12/31/2020	88,759	—	1,601	—*	90,360	889,326	—	18,505	—*	907,831
Class S
7/29/2020(1) - 12/31/2020	93,025	—	1,414	(11,836)	82,603	965,808	—	16,346	(130,799)	851,355
Class S2
7/29/2020(1) - 12/31/2020	2,200	—	36	—	2,236	21,999	—	422	—	22,421
Class T
7/29/2020(1) - 12/31/2020	300	—	5	—	305	3,000	—	54	—	3,054

(1)
Commencement of operations

*
Share amount is less than 0.500 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, short-term capital gains, straddle loss deferrals and wash sale deferrals.
The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
Solution 2065	$(2,866)	$2,866
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$394,195	$1,365,142	$290,677	$1,455,126
Solution Balanced	1,564,710	2,131,869	1,264,865	3,344,512
Solution Conservative	535,080	187,887	387,065	145,002
Solution Income	7,420,988	560,950	10,228,302	5,951,736
Solution Moderately Aggressive	10,679,656	39,481,314	13,618,660	46,647,449
Solution Moderately Conservative	1,031,400	854,887	736,476	738,076
Solution 2025	17,407,400	30,899,313	19,364,337	45,142,629
Solution 2030	926,283	1,719,132	760,490	2,322,107
Solution 2035	15,624,659	53,485,966	18,536,013	62,124,081
Solution 2040	691,140	1,723,766	557,785	2,059,165
Solution 2045	10,941,963	40,042,161	12,677,673	55,716,452
Solution 2050	528,816	1,510,883	401,860	1,821,588
Solution 2055	3,516,199	13,121,200	3,576,235	16,562,207
Solution 2060	302,676	817,260	224,632	852,776
Solution 2065	41,291	10,586	—	—

74

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Solution Aggressive	$331,319	$—	$3,035,215	$(116,436)	Long-term	None
Solution Balanced	1,121,312	—	6,140,208	(400,639)	Long-term	None
Solution Conservative	628,248	73,585	990,262	—	—	—
Solution Income	12,333,615	6,578,065	25,290,713	—	—	—
Solution Moderately Aggressive	9,988,895	—	74,696,414	(11,720,578)	Long-term	None
Solution Moderately Conservative	977,308	—	3,759,222	(342,790)	Long-term	None
Solution 2025	28,672,240	16,480,468	64,230,849	—	—	—
Solution 2030	1,456,551	26,658	5,294,930	—	—	—
Solution 2035	28,998,831	12,118,579	83,962,947	—	—	—
Solution 2040	905,599	150,075	4,592,937	—	—	—
Solution 2045	26,235,826	20,007,836	63,803,144	—	—	—
Solution 2050	598,707	396,634	4,065,307	—	—	—
Solution 2055	11,705,147	12,460,664	19,507,793	—	—	—
Solution 2060	368,509	372,966	2,888,565	—	—	—
Solution 2065	23,193	27,122	308,893	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — REORGANIZATIONS
On August 7, 2020, Solution Income (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Solution 2020 Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2020, are as follows (Unaudited):
Net investment income	$6,530,477
Net realized and unrealized loss on investments	$30,068,364
Net decrease in net assets resulting from operations	$36,598,841
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 7, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$29,460	$311,448	$62	$1,929	1.0138
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $340,908,109.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the

75

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios adoption was limited to changes in the Portfolios financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

76

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 15 — SUBSEQUENT EVENTS
Expense Limitation Agreements: On January 14, 2021, the Board approved revised side letter expense limitation agreements with respect to the below Portfolios; each effective January 1, 2021 through May 1, 2022. The new non-recoupable side letter expense limits are as follows:
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Solution 2025	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2030	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2035	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2040	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2045	1.25%	0.75%	1.00%	1.15%	1.45%
Solution 2050	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2055	1.28%	0.78%	1.03%	1.18%	1.48%
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.
77

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.9%
6,629	iShares Russell 2000 ETF	$1,299,682	5.0
6,123	Vanguard S&P 500 ETF	2,104,414	8.1
8,300	Vanguard Value ETF	987,368	3.8
	Total Exchange-Traded Funds (Cost $3,535,116)	4,391,464	16.9
MUTUAL FUNDS: 83.1%
	Affiliated Investment Companies: 83.1%
31,430	Voya High Yield Bond Fund - Class R6	253,644	1.0
11,610	Voya Large-Cap Growth Fund - Class R6	652,849	2.5
108,750	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,580,140	6.1
197,171	Voya Multi-Manager International Equity Fund - Class I	2,604,628	10.0
126,718	Voya Multi-Manager International Factors Fund - Class I	1,297,591	5.0
135,062	Voya Multi-Manager Mid Cap Value Fund - Class I	1,302,001	5.0
247,433	Voya U.S. Stock Index Portfolio - Class I	4,686,382	18.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
92,701	VY® Columbia Contrarian Core Portfolio - Class I	$1,935,588	7.5
81,896	VY® Invesco Comstock Portfolio - Class I	1,326,708	5.1
86,239 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,627,338	6.3
40,190	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,272,427	4.9
86,569	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,317,577	5.1
15,599	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,673,156	6.5
	Total Mutual Funds
	(Cost $18,357,584)	21,530,029	83.1
	Total Investments in Securities (Cost $21,892,700)	$25,921,493	100.0
	Assets in Excess of Other Liabilities	8,667	0.0
	Net Assets	$25,930,160	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,391,464	$—	$—	$4,391,464
Mutual Funds	21,530,029	—	—	21,530,029
Total Investments, at fair value	$25,921,493	$—	$—	$25,921,493

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2020 (continued)

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$254,295	$(26,240)	$25,589	$253,644	$8,470	$4,235	$—
Voya Index Plus LargeCap Portfolio - Class I	857,942	97,658	(898,371)	(57,229)	—	7,956	(102,095)	44,745
Voya Intermediate Bond Fund - Class R6	—	178,657	(178,657)	—	—	478	3,576	—
Voya Large-Cap Growth Fund - Class R6	536,577	412,514	(333,734)	37,492	652,849	1,556	36,289	66,763
Voya MidCap Opportunities Portfolio - Class I	529,068	57,566	(571,629)	(15,005)	—	617	(22,342)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,315,782	764,637	(625,269)	124,990	1,580,140	13,425	(18,172)	44,530
Voya Multi-Manager International Equity Fund - Class I	2,166,187	1,111,753	(999,956)	326,644	2,604,628	22,394	(126,781)	77,485
Voya Multi-Manager International Factors Fund - Class I	1,071,508	575,418	(518,018)	168,683	1,297,591	34,392	(94,520)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,382,944	551,460	(799,964)	167,561	1,302,001	13,219	(207,839)	40,021
Voya Short Term Bond Fund - Class R6	104,438	40,843	(145,190)	(91)	—	496	(3,776)	—
Voya Small Company Portfolio - Class I	641,880	144,534	(781,955)	(4,459)	—	—	(139,042)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	853,459	160,083	(960,114)	(53,428)	—	6,043	(80,070)	—
Voya U.S. Stock Index Portfolio - Class I	1,723,027	5,020,812	(2,738,942)	681,483	4,686,380	82,398	(33,249)	188,451
VY Columbia Contrarian Core Portfolio - Class I	—	1,720,514	(183,345)	398,419	1,935,588	1,052	23,686	47,128
VY® Invesco Comstock Portfolio - Class I	1,615,870	887,333	(1,441,068)	264,573	1,326,708	31,960	(397,059)	32,833
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	1,409,512	4,275	213,552	1,627,339	—	5,789	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	1,067,363	587,254	(1,837,480)	182,863	—	—	(123,575)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,064,801	425,916	(1,464,422)	(26,295)	—	3,077	(2,228)	78,633
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	1,163,331	(624)	109,720	1,272,427	14,400	64	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	850,660	489,256	(1,334,910)	(5,006)	—	1,027	(3,931)	83,322
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	1,066,276	(577)	251,878	1,317,577	—	111	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,604,662	495,361	(905,237)	478,371	1,673,157	—	(119,494)	50,834
	$17,386,168	$17,614,983	$(16,741,427)	$3,270,305	$21,530,029	$242,960	$(1,400,425)	$754,745
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $22,886,278.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,035,215
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$3,035,215
See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.0%
6,964	iShares 20+ Year Treasury Bond ETF	$1,098,432	2.0
9,005	iShares Russell 2000 ETF	1,765,520	3.1
7,338	Vanguard S&P 500 ETF	2,521,997	4.5
35,233	Vanguard Value ETF	4,191,318	7.4
	Total Exchange-Traded Funds (Cost $8,285,372)	9,577,267	17.0
MUTUAL FUNDS: 83.0%
	Affiliated Investment Companies: 83.0%
554,034	Voya High Yield Bond Fund - Class R6	4,471,055	7.9
520,480	Voya Intermediate Bond Fund - Class R6	5,548,318	9.8
40,944	Voya Large-Cap Growth Fund - Class R6	2,302,258	4.1
63,208	Voya MidCap Opportunities Portfolio - Class R6	1,171,235	2.1
159,820	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,322,190	4.1
217,250	Voya Multi-Manager International Equity Fund - Class I	2,869,868	5.1
167,543	Voya Multi-Manager International Factors Fund - Class I	1,715,644	3.0
119,081	Voya Multi-Manager Mid Cap Value Fund - Class I	1,147,943	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
110,585	Voya Short Term Bond Fund - Class R6	$1,105,850	2.0
202,723	Voya U.S. High Dividend Low Volatility Fund - Class R6	2,556,338	4.5
388,642	Voya U.S. Stock Index Portfolio - Class I	7,360,877	13.0
322,155	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,875,521	6.9
68,098	VY® Columbia Contrarian Core Portfolio - Class I	1,421,894	2.5
62,227 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,174,228	2.1
177,104	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,607,104	9.9
21,153	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,268,824	4.0
	Total Mutual Funds (Cost $41,118,618)	46,919,147	83.0
	Total Investments in Securities (Cost $49,403,990)	$56,496,414	100.0
	Assets in Excess of Other Liabilities	25,248	0.0
	Net Assets	$56,521,662	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,577,267	$—	$—	$9,577,267
Mutual Funds	46,919,147	—	—	46,919,147
Total Investments, at fair value	$56,496,414	$—	$—	$56,496,414

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,693,999	$171,226	$(1,905,677)	$40,452	$—	$24,933	$(242,357)	$—
Voya High Yield Bond Fund - Class R6	2,264,077	2,963,466	(1,050,644)	294,156	4,471,055	198,575	(21,087)	—
Voya Intermediate Bond Fund - Class R6	2,705,850	5,011,858	(2,219,093)	49,703	5,548,318	159,158	109,131	83,631
Voya Large Cap Value Fund - Class R6	1,699,537	538,395	(2,190,868)	(47,064)	—	8,891	(274,972)	—
Voya Large-Cap Growth Fund - Class R6	2,715,638	719,929	(1,312,037)	178,728	2,302,258	5,530	210,539	237,221
Voya MidCap Opportunities Portfolio - Class I	1,121,635	172,746	(1,278,078)	(16,303)	—	1,359	16,657	57,255
Voya MidCap Opportunities Portfolio - Class R6	—	873,746	(14,969)	312,458	1,171,235	—	4,827	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,326,030	1,237,877	(1,445,891)	204,175	2,322,191	19,884	(91,537)	65,953
Voya Multi-Manager International Equity Fund - Class I	2,127,916	1,432,825	(1,110,532)	419,659	2,869,868	24,866	(97,215)	86,037
Voya Multi-Manager International Factors Fund - Class I	2,105,232	1,038,871	(1,721,874)	293,415	1,715,644	45,825	(302,633)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,128,106	398,656	(530,040)	151,221	1,147,943	11,744	(127,709)	35,556
Voya Short Term Bond Fund - Class R6	2,795,398	1,400,604	(3,072,326)	(17,826)	1,105,850	29,672	(36,061)	—
Voya Small Company Portfolio - Class I	1,392,381	328,447	(1,731,084)	10,256	—	—	(320,939)	—
Voya Strategic Income Opportunities Fund - Class R6	2,233,199	200,468	(2,415,422)	(18,245)	—	30,656	(95,521)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	3,084,518	903,872	(1,388,394)	(43,658)	2,556,338	65,356	2,356	—
Voya U.S. Stock Index Portfolio - Class I	2,569,693	9,802,782	(6,110,766)	1,099,168	7,360,877	132,875	52,598	352,590
VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,786,294	1,924,337	(1,133,447)	298,337	3,875,521	58,653	108,669	23,247
VY Columbia Contrarian Core Portfolio - Class I	—	1,416,758	(295,475)	300,611	1,421,894	896	50,841	40,130
VY® Invesco Comstock Portfolio - Class I	2,143,393	406,464	(2,757,511)	207,654	—	—	(753,856)	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	995,547	(40,471)	219,151	1,174,227	—	9,020	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	1,041,147	(1,041,147)	—	—	—	16,130	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	5,645,771	1,014,071	(6,263,536)	(396,306)	—	15,806	109,508	405,991
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	5,022,677	(83,618)	668,045	5,607,104	63,266	15,365	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,834,533	731,858	(2,021,870)	724,303	2,268,824	—	(207,726)	64,867
	$45,373,200	$39,748,627	$(43,134,770)	$4,932,090	$46,919,147	$897,945	$(1,865,971)	$1,452,478
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $50,356,206.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,149,388
Gross Unrealized Depreciation	(1,009,180)
Net Unrealized Appreciation	$6,140,208
See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.3%
2,002	iShares 20+ Year Treasury Bond ETF	$315,775	2.0
5,495	iShares Core S&P Small-Cap ETF	504,991	3.1
4,683	iShares Core U.S. Aggregate Bond ETF	553,484	3.4
9,000	Schwab U.S. TIPS ETF	558,720	3.5
3,039	Vanguard Value ETF	361,519	2.3
	Total Exchange-Traded Funds (Cost $2,070,715)	2,294,489	14.3
MUTUAL FUNDS: 85.7%
	Affiliated Investment Companies: 85.7%
79,389	Voya Global Bond Fund - Class R6	804,209	5.0
258,824	Voya High Yield Bond Fund - Class R6	2,088,707	13.0
247,257	Voya Intermediate Bond Fund - Class R6	2,635,756	16.4
8,830	Voya Large-Cap Growth Fund - Class R6	496,483	3.1
9,088	Voya MidCap Opportunities Portfolio - Class R6	168,404	1.0
22,982	Voya Multi-Manager Emerging Markets Equity Fund - Class I	333,927	2.1
12,494	Voya Multi-Manager International Equity Fund - Class I	165,040	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
32,117	Voya Multi-Manager International Factors Fund - Class I	$328,877	2.0
17,121	Voya Multi-Manager Mid Cap Value Fund - Class I	165,043	1.0
270,224	Voya Short Term Bond Fund - Class R6	2,702,245	16.8
35,496	Voya U.S. High Dividend Low Volatility Fund - Class R6	447,602	2.8
125,685	VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,511,996	9.4
17,906 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	337,879	2.1
50,921	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,612,147	10.0
	Total Mutual Funds (Cost $12,822,044)	13,798,315	85.7
	Total Investments in Securities (Cost $14,892,759)	$16,092,804	100.0
	Assets in Excess of Other Liabilities	2,702	0.0
	Net Assets	$16,095,506	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,294,489	$—	$—	$2,294,489
Mutual Funds	13,798,315	—	—	13,798,315
Total Investments, at fair value	$16,092,804	$—	$—	$16,092,804

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$887,819	$150,185	$(1,055,746)	$17,742	$—	$13,560	$(127,271)	$—
Voya Global Bond Fund - Class R6	878,684	281,172	(393,635)	37,988	804,209	33,387	7,013	—
Voya High Yield Bond Fund - Class R6	1,068,112	1,767,477	(913,623)	166,741	2,088,707	96,795	(27,253)	—
Voya Intermediate Bond Fund - Class R6	1,702,438	2,745,259	(1,795,111)	(16,830)	2,635,756	76,149	87,262	40,012
Voya Large Cap Value Fund - Class R6	491,805	118,626	(598,057)	(12,374)	—	2,823	(77,656)	—
Voya Large-Cap Growth Fund - Class R6	583,158	227,441	(332,117)	18,001	496,483	1,203	72,640	51,586
Voya MidCap Opportunities Portfolio - Class I	176,358	75,029	(244,614)	(6,773)	—	236	10,526	8,743
Voya MidCap Opportunities Portfolio - Class R6	—	127,561	(2,576)	43,419	168,404	—	600	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	366,069	369,472	(417,216)	15,602	333,927	2,883	(28,064)	9,562
Voya Multi-Manager International Equity Fund - Class I	—	213,519	(64,046)	15,567	165,040	1,442	19,859	4,989
Voya Multi-Manager International Factors Fund - Class I	329,836	400,534	(435,476)	33,983	328,877	8,858	(41,310)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	177,335	115,907	(145,411)	17,212	165,043	1,702	(15,801)	5,154
Voya Short Term Bond Fund - Class R6	3,401,447	1,262,475	(1,977,270)	15,593	2,702,245	65,349	1,137	—
Voya Strategic Income Opportunities Fund - Class R6	1,316,230	240,660	(1,545,836)	(11,054)	—	23,635	(63,230)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	533,457	344,281	(441,743)	11,607	447,602	12,184	(9,530)	—
Voya U.S. Stock Index Portfolio - Class I	165,813	1,409,412	(1,563,943)	(11,282)	—	1,355	(92,659)	19,887
VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,477,599	658,297	(731,340)	107,440	1,511,996	28,825	93,132	11,425
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	288,004	(12,949)	62,824	337,879	—	2,936	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	310,789	(310,789)	—	—	—	7,438	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,775,291	778,841	(2,453,157)	(100,975)	—	3,884	54,431	100,694
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	1,486,545	(28,855)	154,457	1,612,147	18,274	2,914	—
	$15,331,451	$13,371,486	$(15,463,510)	$558,888	$13,798,315	$392,544	$(122,885)	$252,052
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $15,102,542.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,221,028
Gross Unrealized Depreciation	(230,766)
Net Unrealized Appreciation	$990,262
See Accompanying Notes to Financial Statements
83

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.0%
38,882	iShares 20+ Year Treasury Bond ETF	$6,132,858	2.0
76,327	iShares Core S&P Small-Cap ETF	7,014,451	2.3
25,886	iShares Core U.S. Aggregate Bond ETF	3,059,466	1.0
172,812	Schwab U.S. TIPS ETF	10,728,169	3.5
58,481	Vanguard Value ETF	6,956,900	2.2
	Total Exchange-Traded Funds (Cost $30,260,251)	33,891,844	11.0
MUTUAL FUNDS: 88.8%
	Affiliated Investment Companies: 88.8%
908,999	Voya Global Bond Fund - Class R6	9,208,164	3.0
1,902,247	Voya High Yield Bond Fund - Class R6	15,351,134	5.0
7,115,005	Voya Intermediate Bond Fund - Class R6	75,845,948	24.7
135,978	Voya Large-Cap Growth Fund - Class R6	7,646,044	2.5
428,060	Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,219,711	2.0
462,754	Voya Multi-Manager International Equity Fund - Class I	6,112,977	2.0
1,784,516	Voya Multi-Manager International Factors Fund - Class I	18,273,439	5.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,056,593	Voya Short Term Bond Fund - Class R6	$30,565,932	10.0
549,736	Voya U.S. High Dividend Low Volatility Fund - Class R6	6,932,168	2.3
771,191	Voya U.S. Stock Index Portfolio - Class I	14,606,353	4.8
3,553,254	VY® BrandywineGLOBAL - Bond Portfolio - Class I	42,745,645	13.9
118,240 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	2,231,195	0.7
971,364	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	30,753,381	10.0
56,938	VY® T. Rowe Price Growth Equity Portfolio - Class I	6,107,132	2.0
	Total Mutual Funds (Cost $246,788,592)	272,599,223	88.8
	Total Investments in Securities (Cost $277,048,843)	$306,491,067	99.8
	Assets in Excess of Other Liabilities	590,787	0.2
	Net Assets	$307,081,854	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$33,891,844	$—	$—	$33,891,844
Mutual Funds	272,599,223	—	—	272,599,223
Total Investments, at fair value	$306,491,067	$—	$—	$306,491,067
Other Financial Instruments+
Futures	185,255	—	—	185,255
Total Assets	$306,676,322	$—	$—	$306,676,322
Liabilities Table
Other Financial Instruments+
Futures	$(97,036)	$—	$—	$(97,036)
Total Liabilities	$(97,036)	$—	$—	$(97,036)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
84

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2020 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	62	03/19/21	$6,121,880	$185,255
			$6,121,880	$185,255
Short Contracts:
Mini MSCI EAFE Index	(28)	03/19/21	(2,983,120)	(30,573)
S&P 500® E-Mini	(12)	03/19/21	(2,249,280)	(65,753)
U.S. Treasury 10-Year Note	(6)	03/22/21	(828,469)	(710)
			$(6,060,869)	$(97,036)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$9,985,490	$933,220	$(11,197,215)	$278,505	$—	$148,006	$(1,478,300)	$—
Voya Global Bond Fund - Class R6	9,887,192	2,110,130	(3,138,587)	349,429	9,208,164	392,705	188,225
Voya High Yield Bond Fund - Class R6	—	17,379,881	(3,383,078)	1,354,331	15,351,134	611,765	560,089	—
Voya Intermediate Bond Fund - Class R6	63,270,541	42,694,591	(30,305,941)	186,757	75,845,948	2,545,459	1,802,505	1,309,327
Voya Large Cap Value Fund - Class R6	10,055,500	1,669,827	(11,756,271)	30,944	—	53,875	(1,874,968)	—
Voya Large-Cap Growth Fund - Class R6	19,334,143	2,817,459	(14,415,969)	(89,589)	7,646,044	21,851	833,825	937,357
Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,853,688	1,915,189	(3,447,944)	898,778	6,219,711	62,854	(52,713)	208,477
Voya Multi-Manager International Equity Fund - Class I	—	6,719,141	(2,160,605)	1,554,441	6,112,977	62,942	637,216	217,779
Voya Multi-Manager International Factors Fund - Class I	23,505,434	4,705,842	(11,786,603)	1,848,766	18,273,439	580,019	(1,147,062)	—
Voya Short Term Bond Fund - Class R6	45,816,462	8,839,353	(24,416,815)	326,932	30,565,932	814,282	(242,202)	—
Voya Strategic Income Opportunities Fund - Class R6	18,106,437	2,665,383	(20,615,932)	(155,888)	—	405,588	(982,134)	—
Voya U.S. Bond Index Portfolio - Class I	8,153,488	102,016	(7,785,332)	(470,172)	—	66,536	779,554	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	11,599,694	3,362,108	(7,678,520)	(351,114)	6,932,168	216,674	(71,674)	—
Voya U.S. Stock Index Portfolio - Class I	8,360,787	13,902,203	(9,342,891)	1,686,254	14,606,353	245,924	1,100,719	588,564
VY® BrandywineGLOBAL - Bond Portfolio - Class I	34,252,124	19,383,499	(14,007,911)	3,117,933	42,745,645	690,395	1,938,242	273,638
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	3,330,329	(1,540,871)	441,737	2,231,195	—	327,433	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	33,282,338	6,945,143	(37,086,869)	(3,140,612)	—	91,287	819,202	2,319,046
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	30,295,214	(3,594,795)	4,052,962	30,753,381	348,089	861,385	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	7,287,035	(2,674,866)	1,494,963	6,107,132	—	712,634	226,250
	$302,463,318	$177,057,563	$(220,337,015)	$13,415,357	$272,599,223	$7,358,251	$4,711,976	$6,080,438
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
85

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$185,255
Total Asset Derivatives		$185,255
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$96,326
Interest rate contracts	Net Assets — Unrealized depreciation*	710
Total Liability Derivatives		$97,036

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,214,043
Interest rate contracts	705,570
Total	$1,919,613
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$27,592
Interest rate contracts	144,820
Total	$172,412
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $281,288,573.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,967,067
Gross Unrealized Depreciation	(4,676,354)
Net Unrealized Appreciation	$25,290,713
See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.5%
32,372	iShares Russell 2000 ETF	$6,346,854	1.0
105,520	Vanguard S&P 500 ETF	36,266,169	6.0
430,634	Vanguard Value ETF	51,228,221	8.5
	Total Exchange-Traded Funds (Cost $80,270,946)	93,841,244	15.5
MUTUAL FUNDS: 84.1%
	Affiliated Investment Companies: 84.1%
4,417,153	Voya High Yield Bond Fund - Class R6	35,646,425	5.9
2,210,896	Voya Intermediate Bond Fund - Class R6	23,568,155	3.9
326,609	Voya Large-Cap Growth Fund - Class R6	18,365,251	3.0
2,124,722	Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,872,205	5.1
3,699,405	Voya Multi-Manager International Equity Fund - Class I	48,869,138	8.1
2,972,670	Voya Multi-Manager International Factors Fund - Class I	30,440,143	5.0
2,532,884	Voya Multi-Manager Mid Cap Value Fund - Class I	24,416,999	4.0
4,744,967	Voya U.S. Stock Index Portfolio - Class I	89,869,678	14.8
978,376	VY® BrandywineGLOBAL - Bond Portfolio - Class I	11,769,859	1.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,448,095	VY® Columbia Contrarian Core Portfolio - Class I	$30,236,222	5.0
1,280,003	VY® Invesco Comstock Portfolio - Class I	20,736,054	3.4
1,964,922 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	37,078,081	6.1
1,882,638	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	59,604,321	9.8
1,624,674	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	24,727,532	4.1
224,948	VY® T. Rowe Price Growth Equity Portfolio - Class I	24,127,893	4.0
	Total Mutual Funds (Cost $439,174,600)	510,327,956	84.1
	Total Investments in Securities (Cost $519,445,546)	$604,169,200	99.6
	Assets in Excess of Other Liabilities	2,240,401	0.4
	Net Assets	$606,409,601	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$93,841,244	$—	$—	$93,841,244
Mutual Funds	510,327,956	—	—	510,327,956
Total Investments, at fair value	$604,169,200	$—	$—	$604,169,200
Other Financial Instruments+
Futures	391,929	—	—	391,929
Total Assets	$604,561,129	$—	$—	$604,561,129
See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Liabilities Table
Other Financial Instruments+
Futures	$(237,579)	$—	$—	$(237,579)
Total Liabilities	$(237,579)	$—	$—	$(237,579)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	129	03/19/21	$12,737,460	$391,929
			$12,737,460	$391,929
Short Contracts:
Mini MSCI EAFE Index	(57)	03/19/21	(6,072,780)	(62,238)
S&P 500® E-Mini	(32)	03/19/21	(5,998,080)	(175,341)
			$(12,070,860)	$(237,579)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$18,021,036	$851,024	$(19,428,253)	$556,193	$—	$261,949	$(2,708,085)	$—
Voya High Yield Bond Fund - Class R6	12,042,691	26,597,548	(5,817,135)	2,823,321	35,646,425	1,436,859	(186,245)	—
Voya Index Plus LargeCap Portfolio - Class I	12,100,319	224,875	(11,787,682)	(537,512)	—	—	(990,748)	—
Voya Intermediate Bond Fund - Class R6	23,553,547	12,801,175	(12,569,375)	(217,192)	23,568,155	857,167	932,273	364,374
Voya Large-Cap Growth Fund - Class R6	17,775,297	3,438,587	(5,041,893)	2,193,260	18,365,251	45,051	167,361	1,932,571
Voya MidCap Opportunities Portfolio - Class I	11,936,430	31,060	(11,271,472)	(696,018)	—	13,902	(169,843)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,933,893	3,990,251	(7,908,799)	3,856,860	30,872,205	269,927	(662,001)	895,314
Voya Multi-Manager International Equity Fund - Class I	48,736,696	6,206,724	(11,008,275)	4,933,993	48,869,138	432,329	(228,850)	1,495,864
Voya Multi-Manager International Factors Fund - Class I	24,028,432	8,510,966	(5,119,108)	3,019,853	30,440,143	830,103	(372,204)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	24,004,043	4,835,965	(5,203,378)	780,369	24,416,999	255,113	(674,179)	772,398
Voya Short Term Bond Fund - Class R6	11,813,640	77,482	(11,784,130)	(106,992)	—	73,909	(230,373)	—
Voya Small Company Portfolio - Class I	18,055,454	2,173,784	(21,390,403)	1,161,165	—	—	(5,284,111)	—
Voya Strategic Income Opportunities Fund - Class R6	11,880,857	2,030,572	(13,807,889)	(103,540)	—	365,225	(381,687)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	26,881,515	1,308,425	(26,479,266)	(1,710,674)	—	190,853	(2,634,217)	—
Voya U.S. Stock Index Portfolio - Class I	45,886,836	47,597,709	(15,923,668)	12,308,801	89,869,678	1,550,614	1,051,276	3,099,413
VY Columbia Contrarian Core Portfolio - Class I	—	27,061,159	(3,512,639)	6,687,702	30,236,222	17,994	485,331	806,141
VY® BrandywineGLOBAL - Bond Portfolio - Class I	—	12,450,530	(1,501,647)	820,976	11,769,859	195,776	58,873	77,596
VY® Invesco Comstock Portfolio - Class I	44,819,852	12,821,299	(42,834,918)	5,929,821	20,736,054	508,103	(12,843,241)	584,719
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	32,231,933	(422,756)	5,268,904	37,078,081	—	50,823	—
See Accompanying Notes to Financial Statements
88

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2020 (continued)

Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® JPMorgan Small Cap Core Equity Portfolio Class I	18,013,220	18,129,164	(39,382,554)	3,240,170	—	—	(1,730,037)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	60,070,238	9,041,497	(65,540,112)	(3,571,623)	—	158,534	735,272	4,065,784
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	53,537,767	(476,046)	6,542,600	59,604,321	676,491	50,153	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	11,995,755	11,997,485	(23,951,069)	(42,171)	—	21,103	(19,712)	1,711,452
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	19,375,620	(176,531)	5,528,443	24,727,532	—	33,947	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	42,239,232	2,090,954	(30,010,381)	9,808,088	24,127,893	—	(4,625,084)	797,991
	$514,788,983	$319,413,555	$(392,349,379)	$68,474,797	$510,327,956	$8,161,002	$(30,175,305)	$16,603,617

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$391,929
Total Asset Derivatives		$391,929
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$237,579
Total Liability Derivatives		$237,579

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$651,809
Interest rate contracts	1,167,475
Total	$1,819,284
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$402,952
Interest rate contracts	269,870
Total	$672,822
See Accompanying Notes to Financial Statements
89

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2020 (continued)

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $529,627,136.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$74,933,993
Gross Unrealized Depreciation	(237,579)
Net Unrealized Appreciation	$74,696,414
See Accompanying Notes to Financial Statements
90

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.8%
5,096	iShares 20+ Year Treasury Bond ETF	$803,792	2.0
13,986	iShares Core S&P Small-Cap ETF	1,285,314	3.1
13,091	Schwab U.S. TIPS ETF	812,689	2.0
19,766	Vanguard Value ETF	2,351,363	5.7
	Total Exchange-Traded Funds (Cost $4,507,290)	5,253,158	12.8
MUTUAL FUNDS: 87.2%
	Affiliated Investment Companies: 87.2%
161,184	Voya Global Bond Fund - Class R6	1,632,792	4.0
656,879	Voya High Yield Bond Fund - Class R6	5,301,014	12.9
531,349	Voya Intermediate Bond Fund - Class R6	5,664,178	13.8
24,283	Voya Large-Cap Growth Fund - Class R6	1,365,407	3.3
23,070	Voya MidCap Opportunities Portfolio - Class R6	427,493	1.0
87,489	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,271,212	3.1
63,430	Voya Multi-Manager International Equity Fund - Class I	837,912	2.1
163,059	Voya Multi-Manager International Factors Fund - Class I	1,669,724	4.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
43,453	Voya Multi-Manager Mid Cap Value Fund - Class I	$418,887	1.0
201,696	Voya Short Term Bond Fund - Class R6	2,016,956	4.9
171,665	Voya U.S. High Dividend Low Volatility Fund - Class R6	2,164,698	5.3
130,711	Voya U.S. Stock Index Portfolio - Class I	2,475,674	6.0
369,338	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,443,131	10.8
45,259 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	854,047	2.1
129,228	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,091,366	10.0
10,613	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,138,400	2.8
	Total Mutual Funds (Cost $32,193,379)	35,772,891	87.2
	Total Investments in Securities (Cost $36,700,669)	$41,026,049	100.0
	Assets in Excess of Other Liabilities	10,420	0.0
	Net Assets	$41,036,469	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,253,158	$—	$—	$5,253,158
Mutual Funds	35,772,891	—	—	35,772,891
Total Investments, at fair value	$41,026,049	$—	$—	$41,026,049

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
91

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,928,865	$226,171	$(2,200,793)	$45,757	$—	$29,460	$(290,375)	$—
Voya Global Bond Fund - Class R6	1,527,865	340,018	(318,995)	83,904	1,632,792	62,340	67	—
Voya High Yield Bond Fund - Class R6	2,320,172	3,392,869	(758,150)	346,123	5,301,014	228,723	(25,297)	—
Voya Intermediate Bond Fund - Class R6	3,365,647	3,557,333	(1,302,875)	44,073	5,664,178	154,553	81,272	87,115
Voya Large Cap Value Fund - Class R6	2,427,965	441,857	(2,846,605)	(23,217)	—	13,393	(446,333)	—
Voya Large-Cap Growth Fund - Class R6	1,266,572	334,494	(390,942)	155,283	1,365,407	3,333	32,363	142,996
Voya MidCap Opportunities Portfolio - Class I	383,303	80,797	(459,022)	(5,078)	—	493	4,856	20,394
Voya MidCap Opportunities Portfolio - Class R6	—	316,271	(2,345)	113,567	427,493	—	935	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,191,619	842,371	(871,168)	108,390	1,271,212	11,062	(76,423)	36,692
Voya Multi-Manager International Equity Fund - Class I	580,404	613,796	(481,420)	125,132	837,912	7,379	(39,834)	25,531
Voya Multi-Manager International Factors Fund - Class I	1,156,668	955,575	(629,218)	186,699	1,669,724	45,331	(80,675)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	385,348	156,560	(158,471)	35,450	418,887	4,356	(26,734)	13,188
Voya Short Term Bond Fund - Class R6	2,655,158	923,543	(1,563,211)	1,466	2,016,956	46,236	(12,004)	—
Voya Small Company Portfolio - Class I	769,739	198,314	(990,473)	22,420	—	—	(204,630)	—
Voya Strategic Income Opportunities Fund - Class R6	2,288,951	273,829	(2,543,221)	(19,559)	—	39,030	(118,651)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	2,409,256	868,629	(1,135,883)	22,696	2,164,698	54,998	(50,905)	—
Voya U.S. Stock Index Portfolio - Class I	1,170,489	4,115,515	(3,156,072)	345,742	2,475,674	45,758	(108,327)	132,497
VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,024,727	1,892,183	(854,330)	380,551	4,443,131	62,611	75,750	24,816
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	702,060	(13,298)	165,285	854,047	—	3,101	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	—	764,853	(764,853)	—	—	—	13,945	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,857,498	691,752	(4,264,515)	(284,735)	—	11,289	74,386	288,848
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	3,629,307	(28,103)	490,162	4,091,366	46,222	4,695	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,065,572	206,482	(444,190)	310,536	1,138,400	—	(19,543)	39,559
	$33,775,818	$25,524,579	$(26,178,153)	$2,650,647	$35,772,891	$866,567	$(1,208,363)	$811,636
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $37,266,827.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,373,131
Gross Unrealized Depreciation	(613,909)
Net Unrealized Appreciation	$3,759,222
See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.3%
80,447	iShares 20+ Year Treasury Bond ETF	$12,688,905	2.0
184,791	iShares Core S&P Small-Cap ETF	16,982,293	2.7
101,844	Vanguard S&P 500 ETF	35,002,764	5.5
161,332	Vanguard Value ETF	19,192,055	3.1
	Total Exchange-Traded Funds (Cost $70,008,803)	83,866,017	13.3
MUTUAL FUNDS: 86.5%
	Affiliated Investment Companies: 86.5%
1,872,817	Voya Global Bond Fund - Class R6	18,971,632	3.0
3,135,900	Voya High Yield Bond Fund - Class R6	25,306,709	4.0
10,656,224	Voya Intermediate Bond Fund - Class R6	113,595,343	17.9
391,993	Voya Large-Cap Growth Fund - Class R6	22,041,792	3.5
1,542,498	Voya Multi-Manager Emerging Markets Equity Fund - Class I	22,412,490	3.5
2,858,739	Voya Multi-Manager International Equity Fund - Class I	37,763,947	6.0
5,513,521	Voya Multi-Manager International Factors Fund - Class I	56,458,454	8.9
824,950	Voya Multi-Manager Mid Cap Value Fund - Class I	7,952,515	1.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,005,967	Voya U.S. High Dividend Low Volatility Fund - Class R6	$25,295,240	4.0
3,499,092	Voya U.S. Stock Index Portfolio - Class I	66,272,799	10.5
4,703,401	VY® BrandywineGLOBAL - Bond Portfolio - Class I	56,581,919	8.9
106,025 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	2,000,686	0.3
2,000,175	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	63,325,545	10.0
518,769	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	7,895,658	1.2
205,173	VY® T. Rowe Price Growth Equity Portfolio - Class I	22,006,815	3.5
	Total Mutual Funds (Cost $487,652,195)	547,881,544	86.5
	Total Investments in Securities (Cost $557,660,998)	$631,747,561	99.8
	Assets in Excess of Other Liabilities	1,489,884	0.2
	Net Assets	$633,237,445	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$83,866,017	$—	$—	$83,866,017
Mutual Funds	547,881,544	—	—	547,881,544
Total Investments, at fair value	$631,747,561	$—	$—	$631,747,561
Other Financial Instruments+
Futures	385,700	—	—	385,700
Total Assets	$632,133,261	$—	$—	$632,133,261
See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Liabilities Table
Other Financial Instruments+
Futures	$(250,722)	$—	$—	$(250,722)
Total Liabilities	$(250,722)	$—	$—	$(250,722)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	129	03/19/21	$12,737,460	$385,700
			$12,737,460	$385,700
Short Contracts:
Mini MSCI EAFE Index	(59)	03/19/21	(6,285,860)	(64,422)
S&P 500® E-Mini	(34)	03/19/21	(6,372,960)	(186,300)
			$(12,658,820)	$(250,722)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$24,961,467	$1,837,439	$(27,504,614)	$705,708	$—	$368,612	$(3,736,416)	$—
Voya Global Bond Fund - Class R6	24,717,402	4,985,992	(11,436,614)	704,852	18,971,632	951,371	547,579	—
Voya High Yield Bond Fund - Class R6	—	33,455,013	(10,321,468)	2,173,164	25,306,709	1,173,496	1,627,369	—
Voya Intermediate Bond Fund - Class R6	87,587,859	96,414,289	(69,274,556)	(1,132,249)	113,595,343	3,890,840	4,300,326	2,272,228
Voya Large Cap Value Fund - Class R6	39,800,180	5,059,044	(45,393,552)	534,328	—	207,484	(8,358,203)	—
Voya Large-Cap Growth Fund - Class R6	44,127,237	5,832,743	(29,888,467)	1,970,279	22,041,792	72,929	2,083,904	3,128,429
Voya MidCap Opportunities Portfolio - Class I	10,334,739	271,940	(10,026,818)	(579,861)	—	12,564	(167,186)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,986,325	5,161,150	(16,209,566)	3,474,581	22,412,490	262,208	(183,260)	869,711
Voya Multi-Manager International Equity Fund - Class I	33,875,015	21,302,247	(22,873,344)	5,460,029	37,763,947	449,910	3,367,565	1,556,695
Voya Multi-Manager International Factors Fund - Class I	83,768,632	11,296,401	(41,675,434)	3,068,855	56,458,454	2,073,753	(302,108)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	10,390,458	2,888,991	(6,689,428)	1,362,494	7,952,515	110,620	(1,252,355)	334,921
Voya Short Term Bond Fund - Class R6	26,592,442	374,077	(26,848,080)	(118,439)	—	177,630	(556,578)	—
Voya Small Company Portfolio - Class I	16,687,907	3,144,801	(21,127,982)	1,295,274	—	—	(5,123,360)	—
Voya Strategic Income Opportunities Fund - Class R6	32,916,523	3,266,754	(35,904,126)	(279,151)	—	629,451	(2,183,724)	—
Voya U.S. Bond Index Portfolio - Class I	16,308,033	266,839	(15,671,670)	(903,202)	—	132,880	1,518,853	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	41,617,611	8,961,540	(23,957,714)	(1,326,197)	25,295,240	788,378	374,510	—
Voya U.S. Stock Index Portfolio - Class I	88,356,621	43,454,210	(68,232,281)	2,694,249	66,272,799	978,868	7,787,223	3,571,584
VY® BrandywineGLOBAL - Bond Portfolio - Class I	48,938,331	35,357,084	(31,068,389)	3,354,893	56,581,919	1,121,304	4,186,944	444,429
See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2020 (continued)

Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	7,805,360	(6,186,124)	381,450	2,000,686	—	1,377,950	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	83,204,754	9,768,279	(86,022,883)	(6,950,150)	—	228,046	94,208	5,850,331
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	72,062,501	(17,662,236)	8,925,280	63,325,545	713,580	3,593,400
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	8,138,358	(2,195,784)	1,953,084	7,895,658	—	764,605
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	9,969,886	(9,969,886)	—	—	9,466	267,009	767,706
VY® T. Rowe Price Growth Equity Portfolio - Class I	41,790,517	6,586,051	(35,739,025)	9,369,272	22,006,815	—	(3,217,352)	856,603
	$785,962,053	$397,660,989	$(671,880,041)	$36,138,543	$547,881,544	$14,353,390	$6,810,903	$19,652,637

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$385,700
Total Asset Derivatives		$385,700
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$250,722
Total Liability Derivatives		$250,722

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,310,144
Interest rate contracts	1,827,021
Total	$4,137,165
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(16,289)
Interest rate contracts	365,928
Total	$349,639
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $567,651,690.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$75,218,088
Gross Unrealized Depreciation	(10,987,239)
Net Unrealized Appreciation	$64,230,849
See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.9%
6,605	iShares 20+ Year Treasury Bond ETF	$1,041,807	1.9
8,540	iShares Russell 2000 ETF	1,674,352	3.1
5,413	Vanguard S&P 500 ETF	1,860,394	3.5
20,049	Vanguard Value ETF	2,385,029	4.4
	Total Exchange-Traded Funds (Cost $5,980,618)	6,961,582	12.9
MUTUAL FUNDS: 87.1%
	Affiliated Investment Companies: 87.1%
264,669	Voya High Yield Bond Fund - Class R6	2,135,880	4.0
647,087	Voya Intermediate Bond Fund - Class R6	6,897,950	12.8
29,337	Voya Large-Cap Growth Fund - Class R6	1,649,606	3.1
190,843	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,772,956	5.1
373,586	Voya Multi-Manager International Equity Fund - Class I	4,935,066	9.1
533,541	Voya Multi-Manager International Factors Fund - Class I	5,463,458	10.1
85,330	Voya Multi-Manager Mid Cap Value Fund - Class I	822,578	1.5
87,751	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,106,541	2.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
343,459	Voya U.S. Stock Index Portfolio - Class I	$6,505,117	12.0
307,807	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,702,916	6.8
65,065	VY® Columbia Contrarian Core Portfolio - Class I	1,358,557	2.5
89,621 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,691,147	3.1
169,229	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,357,782	9.9
54,695	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	832,461	1.5
17,684	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,896,749	3.5
	Total Mutual Funds (Cost $41,529,048)	47,128,764	87.1
	Total Investments in Securities (Cost $47,509,666)	$54,090,346	100.0
	Assets in Excess of Other Liabilities	7,906	0.0
	Net Assets	$54,098,252	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,961,582	$—	$—	$6,961,582
Mutual Funds	47,128,764	—	—	47,128,764
Total Investments, at fair value	$54,090,346	$—	$—	$54,090,346

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$929,995	$152,301	$(1,098,839)	$16,543	$—	$13,732	$(129,155)	$—
Voya High Yield Bond Fund - Class R6	—	2,165,159	(219,168)	189,889	2,135,880	71,081	37,356	—
Voya Intermediate Bond Fund - Class R6	2,881,817	6,004,264	(2,042,867)	54,736	6,897,950	148,321	67,146	103,928
Voya Large Cap Value Fund - Class R6	1,639,022	346,957	(1,977,867)	(8,112)	—	8,611	(321,272)	—
Voya Large-Cap Growth Fund - Class R6	2,280,088	755,550	(1,444,244)	58,212	1,649,606	3,958	107,885	169,786
Voya MidCap Opportunities Portfolio - Class I	693,451	81,013	(767,220)	(7,244)	—	849	(43,027)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,393,375	1,486,240	(1,356,518)	249,859	2,772,956	23,716	(68,789)	78,663
Voya Multi-Manager International Equity Fund - Class I	3,335,450	2,331,313	(1,464,499)	732,802	4,935,066	42,714	(94,906)	147,792
Voya Multi-Manager International Factors Fund - Class I	4,237,304	2,255,254	(1,630,019)	600,919	5,463,458	145,776	(237,100)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	697,070	345,781	(303,399)	83,126	822,578	8,405	(59,779)	25,447
Voya Short Term Bond Fund - Class R6	915,207	88,968	(997,613)	(6,562)	—	5,773	(20,427)	—
Voya Small Company Portfolio - Class I	958,812	264,115	(1,245,037)	22,110	—	—	(237,544)	—
Voya Strategic Income Opportunities Fund - Class R6	1,381,068	239,770	(1,612,606)	(8,232)	—	20,035	(41,855)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,491,082	981,846	(1,393,839)	27,452	1,106,541	28,545	(78,840)	—
Voya U.S. Stock Index Portfolio - Class I	5,173,167	7,208,696	(6,655,309)	778,563	6,505,117	115,108	(182,200)	289,394
VY Columbia Contrarian Core Portfolio - Class I	—	1,287,972	(205,846)	276,431	1,358,557	763	33,751	34,177
VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,737,344	1,724,666	(1,017,995)	258,901	3,702,916	49,316	113,737	19,546
VY® Invesco Comstock Portfolio - Class I	1,412,357	356,989	(1,903,925)	134,579	—	—	(495,528)	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	1,564,835	(185,342)	311,654	1,691,147	—	34,608	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,651,089	1,513,810	(5,927,681)	(237,218)	—	13,402	45,967	341,441
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	748,906	(748,906)	—	—	670	19,084	54,367
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	4,884,388	(72,427)	545,821	5,357,782	60,041	9,300	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	646,313	(9,158)	195,306	832,461	—	3,100	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,338,590	677,187	(1,692,029)	573,001	1,896,749	—	(178,245)	55,261
	$40,146,288	$38,112,293	$(35,972,353)	$4,842,536	$47,128,764	$760,816	$(1,716,732)	$1,319,802
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $48,795,415.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,627,003
Gross Unrealized Depreciation	(1,332,073)
Net Unrealized Appreciation	$5,294,930
See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.4%
85,191	iShares 20+ Year Treasury Bond ETF	$13,437,176	2.0
94,393	iShares Russell 2000 ETF	18,506,692	2.8
117,653	Vanguard S&P 500 ETF	40,436,160	6.0
313,216	Vanguard Value ETF	37,260,175	5.6
	Total Exchange-Traded Funds (Cost $91,876,515)	109,640,203	16.4
MUTUAL FUNDS: 83.5%
	Affiliated Investment Companies: 83.5%
3,313,197	Voya High Yield Bond Fund - Class R6	26,737,499	4.0
3,743,680	Voya Intermediate Bond Fund - Class R6	39,907,631	6.0
325,328	Voya Large-Cap Growth Fund - Class R6	18,293,169	2.7
2,792,878	Voya Multi-Manager Emerging Markets Equity Fund - Class I	40,580,520	6.1
6,037,419	Voya Multi-Manager International Equity Fund - Class I	79,754,301	11.9
5,820,590	Voya Multi-Manager International Factors Fund - Class I	59,602,838	8.9
1,394,170	Voya Multi-Manager Mid Cap Value Fund - Class I	13,439,801	2.0
1,038,639	Voya U.S. High Dividend Low Volatility Fund - Class R6	13,097,236	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,575,398	Voya U.S. Stock Index Portfolio - Class I	$86,658,039	13.0
2,208,004	VY® BrandywineGLOBAL - Bond Portfolio - Class I	26,562,282	4.0
1,600,515	VY® Columbia Contrarian Core Portfolio - Class I	33,418,763	5.0
431,993 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	8,151,704	1.2
2,112,731	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	66,889,052	10.0
876,720	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	13,343,679	2.0
294,120	VY® T. Rowe Price Growth Equity Portfolio - Class I	31,547,323	4.7
	Total Mutual Funds (Cost $483,872,281)	557,983,837	83.5
	Total Investments in Securities (Cost $575,748,796)	$667,624,040	99.9
	Assets in Excess of Other Liabilities	464,621	0.1
	Net Assets	$668,088,661	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$109,640,203	$—	$—	$109,640,203
Mutual Funds	557,983,837	—	—	557,983,837
Total Investments, at fair value	$667,624,040	$—	$—	$667,624,040
Other Financial Instruments+
Futures	406,890	—	—	406,890
Total Assets	$668,030,930	$—	$—	$668,030,930
Liabilities Table
Other Financial Instruments+
Futures	$(394,517)	$—	$—	$(394,517)
Total Liabilities	$(394,517)	$—	$—	$(394,517)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2020 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2020, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	137	03/19/21	$13,527,380	$406,890
			$13,527,380	$406,890
Short Contracts:
S&P 500® E-Mini	(72)	03/19/21	(13,495,680)	(394,517)
			$(13,495,680)	$(394,517)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$17,297,721	$1,074,737	$(18,877,732)	$505,274	$—	$254,154	$(2,597,823)	$—
Voya High Yield Bond Fund - Class R6	—	36,714,985	(12,146,615)	2,169,129	26,737,499	1,255,311	1,864,222	—
Voya Index Plus LargeCap Portfolio - Class I	17,422,011	588,384	(17,063,198)	(947,197)	—	—	(1,247,836)	—
Voya Intermediate Bond Fund - Class R6	50,880,831	33,309,664	(42,461,659)	(1,821,205)	39,907,631	1,835,549	3,243,829	834,796
Voya Large Cap Value Fund - Class R6	26,129,609	2,570,136	(28,617,924)	(81,821)	—	133,534	(5,181,121)	—
Voya Large-Cap Growth Fund - Class R6	37,132,522	5,243,850	(25,688,894)	1,605,691	18,293,169	63,238	1,216,870	2,712,731
Voya MidCap Opportunities Portfolio - Class I	17,188,895	228,190	(16,263,583)	(1,153,502)	—	20,482	(84,627)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	53,439,166	9,076,822	(23,337,507)	1,402,039	40,580,520	496,024	4,651,153	1,645,246
Voya Multi-Manager International Equity Fund - Class I	87,993,594	31,122,350	(48,557,175)	9,195,532	79,754,301	992,641	6,138,662	3,434,553
Voya Multi-Manager International Factors Fund - Class I	87,060,990	10,955,447	(42,507,252)	4,093,653	59,602,838	2,286,614	(864,454)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	17,281,667	4,442,056	(10,705,972)	2,422,050	13,439,801	195,328	(2,146,911)	591,390
Voya Short Term Bond Fund - Class R6	17,011,832	242,653	(17,103,841)	(150,644)	—	107,094	(337,948)	—
Voya Small Company Portfolio - Class I	17,383,499	2,769,210	(21,908,269)	1,755,560	—	—	(5,708,226)	—
Voya Strategic Income Opportunities Fund - Class R6	17,107,313	1,506,300	(18,467,399)	(146,214)	—	284,726	(1,232,302)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	26,045,286	7,791,064	(20,376,281)	(362,833)	13,097,236	443,158	(682,825)	—
Voya U.S. Stock Index Portfolio - Class I	100,593,983	71,129,891	(88,970,062)	3,904,227	86,658,039	1,173,885	11,505,563	4,695,730
VY Columbia Contrarian Core Portfolio - Class I	—	41,426,638	(15,171,716)	7,163,841	33,418,763	27,234	3,674,813	1,220,141
VY® BrandywineGLOBAL - Bond Portfolio - Class I	—	37,077,155	(11,667,128)	1,152,255	26,562,282	295,671	920,181	117,189
VY® Invesco Comstock Portfolio - Class I	43,781,711	6,165,336	(54,462,106)	4,515,059	—	—	(15,950,630)	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	16,741,218	(10,173,431)	1,583,917	8,151,704	—	2,305,693	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	86,491,854	14,911,992	(95,356,271)	(6,047,575)	—	240,186	834,582	6,147,240
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	82,485,589	(22,625,841)	7,029,304	66,889,052	749,228	4,312,338	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	14,419,752	(4,316,271)	3,240,198	13,343,679	—	1,502,436	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	16,833,857	(16,833,857)	—	—	15,968	319,651	1,294,970
VY® T. Rowe Price Growth Equity Portfolio - Class I	60,821,081	5,220,749	(48,818,719)	14,324,212	31,547,323	—	(4,234,172)	1,436,130
	$781,063,565	$454,048,025	$(732,478,703)	$55,350,950	$557,983,837	$10,870,025	$2,221,117	$24,130,116
See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2020 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$406,890
Total Asset Derivatives		$406,890
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$394,517
Total Liability Derivatives		$394,517

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,011,012
Interest rate contracts	1,910,580
Total	$4,921,592
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$33,323
Interest rate contracts	380,056
Total	$413,379
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $583,673,467.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$92,850,655
Gross Unrealized Depreciation	(8,887,708)
Net Unrealized Appreciation	$83,962,947
See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.2%
6,481	iShares Russell 2000 ETF	$1,270,665	3.2
9,683	Vanguard S&P 500 ETF	3,327,950	8.3
19,441	Vanguard Value ETF	2,312,702	5.7
	Total Exchange-Traded Funds
	(Cost $5,753,062)	6,911,317	17.2
MUTUAL FUNDS: 82.7%
	Affiliated Investment Companies: 82.7%
146,399	Voya High Yield Bond Fund - Class R6	1,181,441	3.0
109,905	Voya Intermediate Bond Fund - Class R6	1,171,591	2.9
18,047	Voya Large-Cap Growth Fund - Class R6	1,014,774	2.5
183,184	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,661,661	6.6
428,997	Voya Multi-Manager International Equity Fund - Class I	5,667,052	14.1
354,427	Voya Multi-Manager International Factors Fund - Class I	3,629,336	9.0
83,970	Voya Multi-Manager Mid Cap Value Fund - Class I	809,469	2.0
318,002	Voya U.S. Stock Index Portfolio - Class I	6,022,955	15.0
64,846	VY® BrandywineGLOBAL - Bond Portfolio - Class I	780,093	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
105,611	VY® Columbia Contrarian Core Portfolio - Class I	$2,205,165	5.5
47,380	VY® Invesco Comstock Portfolio - Class I	767,556	1.9
64,404(1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,215,301	3.0
93,603	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,963,472	7.4
53,860	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	819,746	2.1
21,438	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,299,484	5.7
	Total Mutual Funds
	(Cost $28,544,995)	33,209,096	82.7
	Total Investments in Securities (Cost $34,298,057)	$40,120,413	99.9
	Assets in Excess of Other Liabilities	26,823	0.1
	Net Assets	$40,147,236	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,911,317	$—	$—	$6,911,317
Mutual Funds	33,209,096	—	—	33,209,096
Total Investments, at fair value	$40,120,413	$—	$—	$40,120,413

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2020 (continued)

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$1,243,962	$(167,834)	$105,313	$1,181,441	$40,614	$29,178	$—
Voya Index Plus LargeCap Portfolio - Class I	713,512	83,148	(746,569)	(50,091)	—	—	(42,555)	—
Voya Intermediate Bond Fund - Class R6	1,419,991	2,318,312	(2,541,834)	(24,878)	1,171,591	39,296	42,873	18,266
Voya Large-Cap Growth Fund - Class R6	1,469,708	501,192	(971,797)	15,671	1,014,774	2,509	79,718	107,641
Voya MidCap Opportunities Portfolio - Class I	704,108	71,830	(765,484)	(10,454)	—	835	(42,891)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,370,621	1,276,583	(1,229,432)	243,889	2,661,661	23,454	(54,866)	77,794
Voya Multi-Manager International Equity Fund - Class I	4,257,461	2,367,777	(1,676,187)	718,001	5,667,052	50,548	(60,264)	174,896
Voya Multi-Manager International Factors Fund - Class I	2,964,668	1,444,944	(1,194,365)	414,089	3,629,336	99,806	(184,967)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	707,881	358,348	(338,264)	81,504	809,469	8,526	(65,589)	25,812
Voya Short Term Bond Fund - Class R6	696,985	68,793	(760,727)	(5,051)	—	4,414	(15,458)	—
Voya Small Company Portfolio - Class I	1,090,823	264,182	(1,399,152)	44,147	—	—	(295,070)	—
Voya Strategic Income Opportunities Fund - Class R6	351,109	27,810	(377,328)	(1,591)	—	2,254	948	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,116,466	266,514	(1,330,810)	(52,170)	—	7,647	(128,873)	—
Voya U.S. Stock Index Portfolio - Class I	4,299,237	6,361,446	(5,378,448)	740,720	6,022,955	110,932	(100,653)	268,908
VY Columbia Contrarian Core Portfolio - Class I	—	2,056,570	(311,492)	460,087	2,205,165	1,260	52,461	56,431
VY® BrandywineGLOBAL - Bond Portfolio - Class I	—	819,993	(79,957)	40,057	780,093	6,142	4,047	2,434
VY® Invesco Comstock Portfolio - Class I	2,280,494	1,059,201	(2,939,204)	367,065	767,556	20,653	(778,765)	26,854
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	1,132,325	(147,685)	230,661	1,215,301	—	30,243	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,542,478	1,137,269	(4,522,922)	(156,825)	—	7,989	47,367	204,140
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	2,806,070	(92,536)	249,938	2,963,472	34,325	9,581	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	651,158	(20,387)	188,975	819,746	—	6,844	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	794,044	(794,044)	—	—	671	20,260	54,389
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,669,461	724,948	(1,799,044)	704,119	2,299,484	—	(175,692)	76,595
	$30,655,003	$27,836,419	$(29,585,502)	$4,303,176	$33,209,096	$461,875	$(1,622,123)	$1,094,160
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $35,527,476.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,831,652
Gross Unrealized Depreciation	(1,238,715)
Net Unrealized Appreciation	$4,592,937
See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
51,144	iShares Russell 2000 ETF	$10,027,293	2.0
167,486	Vanguard S&P 500 ETF	57,563,263	11.5
222,058	Vanguard Value ETF	26,416,020	5.3
	Total Exchange-Traded Funds (Cost $77,239,414)	94,006,576	18.8
MUTUAL FUNDS: 80.9%
	Affiliated Investment Companies: 80.9%
1,236,923	Voya High Yield Bond Fund - Class R6	9,981,965	2.0
586,133	Voya Intermediate Bond Fund - Class R6	6,248,176	1.2
220,741	Voya Large-Cap Growth Fund - Class R6	12,412,291	2.5
2,431,564	Voya Multi-Manager Emerging Markets Equity Fund - Class I	35,330,626	7.1
5,631,848	Voya Multi-Manager International Equity Fund - Class I	74,396,707	14.9
4,343,424	Voya Multi-Manager International Factors Fund - Class I	44,476,663	8.9
1,170,548	Voya Multi-Manager Mid Cap Value Fund - Class I	11,284,081	2.2
3,741,024	Voya U.S. Stock Index Portfolio - Class I	70,854,992	14.2
413,963	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,979,972	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,672,363	VY® Columbia Contrarian Core Portfolio - Class I	$34,918,940	7.0
768,816	VY® Invesco Comstock Portfolio - Class I	12,454,815	2.5
523,363 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	9,875,859	2.0
1,182,616	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	37,441,627	7.5
736,133	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	11,203,948	2.2
265,742	VY® T. Rowe Price Growth Equity Portfolio - Class I	28,503,530	5.7
	Total Mutual Funds (Cost $349,907,080)	404,364,192	80.9
	Total Investments in Securities (Cost $427,146,494)	$498,370,768	99.7
	Assets in Excess of Other Liabilities	1,618,155	0.3
	Net Assets	$499,988,923	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$94,006,576	$—	$—	$94,006,576
Mutual Funds	404,364,192	—	—	404,364,192
Total Investments, at fair value	$498,370,768	$—	$—	$498,370,768
Other Financial Instruments+
Futures	353,951	—	—	353,951
Total Assets	$498,724,719	$—	$—	$498,724,719
Liabilities Table
Other Financial Instruments+
Futures	$(126,732)	$—	$—	$(126,732)
Total Liabilities	$(126,732)	$—	$—	$(126,732)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	102	03/19/21	$10,071,480	$303,668
Mini MSCI EAFE Index	46	03/19/21	4,900,840	50,283
			$14,972,320	$353,951
Short Contracts:
S&P 500® E-Mini	(20)	03/19/21	(3,748,800)	(109,588)
U.S. Treasury 10-Year Note	(81)	03/22/21	(11,184,328)	(17,144)
			$(14,933,128)	$(126,732)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$14,699,836	$(5,483,276)	$765,405	$9,981,965	$507,743	$1,014,875	$—
Voya Index Plus LargeCap Portfolio - Class I	13,242,750	488,348	(12,793,220)	(937,878)	—	—	(756,236)	—
Voya Intermediate Bond Fund - Class R6	14,516,900	10,591,008	(18,553,682)	(306,050)	6,248,176	510,468	749,420	140,462
Voya Large-Cap Growth Fund - Class R6	23,274,619	4,695,619	(16,029,939)	471,992	12,412,291	45,865	1,503,079	1,967,460
Voya MidCap Opportunities Portfolio - Class I	14,698,160	356,565	(14,472,743)	(581,982)	—	17,405	(501,129)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	47,390,641	10,449,826	(25,201,040)	2,691,199	35,330,626	461,673	2,819,423	1,531,308
Voya Multi-Manager International Equity Fund - Class I	93,653,097	23,900,402	(49,053,605)	5,896,813	74,396,707	989,612	7,029,178	3,424,075
Voya Multi-Manager International Factors Fund - Class I	59,570,238	12,566,467	(31,385,341)	3,725,299	44,476,663	1,823,242	135,607	—
Voya Multi-Manager Mid Cap Value Fund - Class I	14,778,193	4,415,740	(10,044,929)	2,135,077	11,284,081	175,319	(1,857,087)	530,807
Voya Short Term Bond Fund - Class R6	11,315,179	568,262	(11,785,440)	(98,001)	—	70,529	(237,154)	—
Voya Strategic Income Opportunities Fund - Class R6	6,499,767	420,906	(6,874,465)	(46,208)	—	75,114	(568,139)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	16,507,189	1,345,461	(16,718,837)	(1,133,813)	—	118,003	(1,534,501)	—
Voya U.S. Stock Index Portfolio - Class I	103,042,503	68,689,776	(99,307,564)	(1,569,723)	70,854,992	698,565	12,877,219	3,983,980
VY Columbia Contrarian Core Portfolio - Class I	—	44,486,345	(17,037,260)	7,469,855	34,918,940	29,462	4,429,479	1,319,941
VY® BrandywineGLOBAL - Bond Portfolio - Class I	—	13,939,918	(9,249,475)	289,529	4,979,972	227,712	469,777	90,253
VY® Invesco Comstock Portfolio - Class I	49,952,927	13,003,756	(55,695,180)	5,193,312	12,454,815	317,596	(13,965,247)	599,237
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	18,063,959	(8,927,563)	739,463	9,875,859	—	2,329,256	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class I	19,789,207	2,653,610	(25,947,072)	3,504,255	—	—	(7,902,914)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	65,744,231	13,573,386	(77,639,975)	(1,677,642)	—	148,248	(626,391)	3,787,625
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	51,186,135	(17,042,635)	3,298,127	37,441,627	414,291	1,846,319	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	13,040,460	(4,447,322)	2,610,810	11,203,948	—	1,547,739	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class I	—	15,123,026	(15,123,026)	—	—	13,907	257,317	1,127,828
VY® T. Rowe Price Growth Equity Portfolio - Class I	49,533,612	6,706,513	(40,005,600)	12,269,005	28,503,530	—	(2,549,613)	1,408,103
	$603,509,213	$344,965,324	$(588,819,189)	$44,708,844	$404,364,192	$6,644,754	$6,510,279	$19,911,079
See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2020 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$353,951
Total Asset Derivatives		$353,951
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$109,588
Interest rate contracts	Net Assets — Unrealized depreciation*	17,144
Total Liability Derivatives		$126,732

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,749,790
Interest rate contracts	827,567
Total	$5,577,357
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$275,263
Interest rate contracts	245,590
Total	$520,853
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $434,794,843.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$71,369,997
Gross Unrealized Depreciation	(7,566,853)
Net Unrealized Appreciation	$63,803,144
See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.5%
5,731	iShares Russell 2000 ETF	$1,123,620	3.1
9,859	Vanguard S&P 500 ETF	3,388,440	9.4
11,959	Vanguard Value ETF	1,422,642	4.0
	Total Exchange-Traded Funds (Cost $4,857,556)	5,934,702	16.5
MUTUAL FUNDS: 83.4%
	Affiliated Investment Companies: 83.4%
32,639	Voya Intermediate Bond Fund - Class R6	347,930	1.0
12,858	Voya Large-Cap Growth Fund - Class R6	723,006	2.0
175,685	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,552,709	7.1
450,311	Voya Multi-Manager International Equity Fund - Class I	5,948,607	16.6
333,204	Voya Multi-Manager International Factors Fund - Class I	3,412,005	9.5
84,143	Voya Multi-Manager Mid Cap Value Fund - Class I	811,141	2.3
288,875	Voya U.S. Stock Index Portfolio - Class I	5,471,299	15.3
119,723	VY® Columbia Contrarian Core Portfolio - Class I	2,499,812	7.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
82,217	VY® Invesco Comstock Portfolio - Class I	$1,331,921	3.7
57,778 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,090,264	3.0
83,383	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,639,892	7.4
53,966	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	821,356	2.3
20,756	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,226,341	6.2
	Total Mutual Funds (Cost $25,577,854)	29,876,283	83.4
	Total Investments in Securities (Cost $30,435,410)	$35,810,985	99.9
	Assets in Excess of Other Liabilities	20,425	0.1
	Net Assets	$35,831,410	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,934,702	$—	$—	$5,934,702
Mutual Funds	29,876,283	—	—	29,876,283
Total Investments, at fair value	$35,810,985	$—	$—	$35,810,985

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Index Plus LargeCap Portfolio - Class I	$1,265,271	$121,970	$(1,298,893)	$(88,348)	$—	$—	$(63,359)	$—
Voya Intermediate Bond Fund - Class R6	317,763	990,472	(959,612)	(693)	347,930	7,477	13,846	5,380
Voya Large-Cap Growth Fund - Class R6	976,685	363,463	(617,446)	304	723,006	1,774	76,974	76,094
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,263,617	1,169,200	(1,111,895)	231,787	2,552,709	22,321	(26,927)	74,035
Voya Multi-Manager International Equity Fund - Class I	4,645,264	2,279,179	(1,776,498)	800,662	5,948,607	52,647	(76,350)	182,158
Voya Multi-Manager International Factors Fund - Class I	2,699,613	1,400,042	(1,074,528)	386,878	3,412,005	93,097	(153,001)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	706,042	341,263	(327,462)	91,298	811,141	8,476	(64,075)	25,663
Voya U.S. High Dividend Low Volatility Fund - Class R6	644,152	132,353	(739,960)	(36,545)	—	4,411	(63,008)	—
Voya U.S. Stock Index Portfolio - Class I	4,844,342	4,532,674	(4,342,533)	436,816	5,471,299	98,419	37,175	228,175
VY Columbia Contrarian Core Portfolio - Class I	—	2,314,650	(333,695)	518,857	2,499,812	1,379	52,488	61,765
VY® Invesco Comstock Portfolio - Class I	2,412,212	1,092,771	(2,611,455)	438,393	1,331,921	33,408	(728,268)	39,380
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	1,005,747	(111,268)	195,785	1,090,264	—	34,469	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	957,081	210,273	(1,319,266)	151,912	—	—	(348,509)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,512,678	1,013,440	(3,466,056)	(60,062)	—	6,547	(5,249)	166,962
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	2,472,787	(65,777)	232,882	2,639,892	30,265	6,783	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	707,417	256,724	(959,066)	(5,075)	—	654	(3,976)	53,027
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	686,638	(18,329)	153,047	821,356	—	3,439	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,370,745	671,311	(1,476,891)	661,176	2,226,341	—	(138,960)	71,352
	$27,322,882	$21,054,957	$(22,610,630)	$4,109,074	$29,876,283	$360,875	$(1,446,508)	$983,991
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $31,745,677.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,377,463
Gross Unrealized Depreciation	(1,312,156)
Net Unrealized Appreciation	$4,065,307
See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
29,880	iShares Russell 2000 ETF	$5,858,273	3.5
55,363	Vanguard S&P 500 ETF	19,027,709	11.5
52,431	Vanguard Value ETF	6,237,192	3.8
	Total Exchange-Traded Funds (Cost $25,518,544)	31,123,174	18.8
MUTUAL FUNDS: 81.0%
	Affiliated Investment Companies: 81.0%
193,960	Voya Intermediate Bond Fund - Class R6	2,067,615	1.3
58,426	Voya Large-Cap Growth Fund - Class R6	3,285,304	2.0
861,937	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,523,944	7.6
1,987,617	Voya Multi-Manager International Equity Fund - Class I	26,256,423	15.9
1,437,109	Voya Multi-Manager International Factors Fund - Class I	14,715,996	8.9
430,301	Voya Multi-Manager Mid Cap Value Fund - Class I	4,148,105	2.5
1,325,549	Voya U.S. Stock Index Portfolio - Class I	25,105,906	15.2
553,301	VY® Columbia Contrarian Core Portfolio - Class I	11,552,918	7.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
409,244	VY® Invesco Comstock Portfolio - Class I	$6,629,753	4.0
39,322 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	742,004	0.4
391,264	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	12,387,414	7.5
270,617	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	4,118,795	2.5
95,567	VY® T. Rowe Price Growth Equity Portfolio - Class I	10,250,511	6.2
	Total Mutual Funds (Cost $116,644,340)	133,784,688	81.0
	Total Investments in Securities (Cost $142,162,884)	$164,907,862	99.8
	Assets in Excess of Other Liabilities	389,467	0.2
	Net Assets	$165,297,329	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,123,174	$—	$—	$31,123,174
Mutual Funds	133,784,688	—	—	133,784,688
Total Investments, at fair value	$164,907,862	$—	$—	$164,907,862
Other Financial Instruments+
Futures	116,581	—	—	116,581
Total Assets	$165,024,443	$—	$—	$165,024,443
Liabilities Table
Other Financial Instruments+
Futures	$(85,586)	$—	$—	$(85,586)
Total Liabilities	$(85,586)	$—	$—	$(85,586)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	34	03/19/21	$3,357,160	$100,184
Mini MSCI EAFE Index	15	03/19/21	1,598,100	16,397
			$4,955,260	$116,581
Short Contracts:
S&P 500® E-Mini	(15)	03/19/21	(2,811,600)	(82,191)
U.S. Treasury 10-Year Note	(15)	03/22/21	(2,071,172)	(3,395)
			$(4,882,772)	$(85,586)
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Index Plus LargeCap Portfolio - Class I	$9,248,174	$699,132	$(9,437,988)	$(509,318)	$—	$31,789	$(890,700)	$178,790
Voya Intermediate Bond Fund - Class R6	6,167,200	5,919,439	(9,765,286)	(253,738)	2,067,615	253,264	489,214	55,332
Voya Large-Cap Growth Fund - Class R6	7,081,974	2,446,938	(5,985,251)	(258,357)	3,285,304	14,520	821,260	622,882
Voya Multi-Manager Emerging Markets Equity Fund - Class I	17,729,431	5,917,250	(12,156,777)	1,034,040	12,523,944	195,743	1,387,118	649,255
Voya Multi-Manager International Equity Fund - Class I	35,067,618	12,673,864	(23,969,172)	2,484,113	26,256,423	417,808	3,253,633	1,445,623
Voya Multi-Manager International Factors Fund - Class I	20,832,195	6,738,379	(14,357,612)	1,503,034	14,715,996	721,727	270,889	—
Voya Multi-Manager Mid Cap Value Fund - Class I	5,733,808	2,419,850	(4,848,427)	842,874	4,148,105	77,087	(614,685)	233,394
Voya U.S. High Dividend Low Volatility Fund - Class R6	4,643,146	567,905	(4,813,218)	(397,833)	—	33,750	(402,324)	—
Voya U.S. Stock Index Portfolio - Class I	37,660,040	35,270,147	(46,134,527)	(1,689,754)	25,105,906	180,867	6,778,576	1,593,322
VY Columbia Contrarian Core Portfolio - Class I	—	17,499,586	(8,253,980)	2,307,312	11,552,918	11,246	2,202,606	503,823
VY® Invesco Comstock Portfolio - Class I	17,566,874	6,540,762	(20,254,038)	2,776,155	6,629,753	170,538	(4,939,419)	308,410
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	5,300,042	(4,592,791)	34,753	742,004	—	1,162,819	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	6,958,005	1,185,969	(9,318,147)	1,174,173	—	—	(2,738,762)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	18,365,752	6,630,037	(24,524,979)	(470,810)	—	52,378	(127,882)	1,334,693
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	20,239,870	(8,913,450)	1,060,994	12,387,414	135,955	966,934	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	5,731,038	1,896,153	(7,592,952)	(34,239)	—	5,933	(47,270)	481,128
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	6,188,095	(2,849,210)	779,910	4,118,795	—	582,335	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	17,297,266	4,368,654	(15,561,735)	4,146,326	10,250,511	—	1,890	581,785
	$210,082,521	$142,502,072	$(233,329,540)	$14,529,635	$133,784,688	$2,302,605	$8,156,230	$7,988,437
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$116,581
Total Asset Derivatives		$116,581
Liability Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$82,191
Interest rate contracts	Net Assets — Unrealized appreciation*	3,395
Total Liability Derivatives		$85,586

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,220,410
Interest rate contracts	285,089
Total	$1,505,499
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$43,949
Interest rate contracts	90,609
Total	$134,558
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $145,431,065.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,846,016
Gross Unrealized Depreciation	(3,338,223)
Net Unrealized Appreciation	$19,507,793
See Accompanying Notes to Financial Statements
110

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.3%
3,872	iShares Russell 2000 ETF	$759,144	3.2
6,660	Vanguard S&P 500 ETF	2,288,976	9.4
7,574	Vanguard Value ETF	901,003	3.7
	Total Exchange-Traded Funds (Cost $3,235,561)	3,949,123	16.3
MUTUAL FUNDS: 83.6%
	Affiliated Investment Companies: 83.6%
8,713	Voya Large-Cap Growth Fund - Class R6	489,912	2.0
127,562	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,853,471	7.6
305,149	Voya Multi-Manager International Equity Fund - Class I	4,031,013	16.6
225,797	Voya Multi-Manager International Factors Fund - Class I	2,312,162	9.5
63,362	Voya Multi-Manager Mid Cap Value Fund - Class I	610,807	2.5
189,822	Voya U.S. Stock Index Portfolio - Class I	3,595,231	14.8
86,931	VY® Columbia Contrarian Core Portfolio - Class I	1,815,110	7.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
59,708	VY® Invesco Comstock Portfolio - Class I	$967,262	4.0
39,280 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	741,216	3.0
56,516	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,789,302	7.4
40,630	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	618,384	2.5
14,067	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,508,784	6.2
	Total Mutual Funds (Cost $17,347,309)	20,332,654	83.6
	Total Investments in Securities (Cost $20,582,870)	$24,281,777	99.9
	Assets in Excess of Other Liabilities	28,736	0.1
	Net Assets	$24,310,513	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$3,949,123	$—	$—	$3,949,123
Mutual Funds	20,332,654	—	—	20,332,654
Total Investments, at fair value	$24,281,777	$—	$—	$24,281,777

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
111

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2020 (continued)

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Index Plus LargeCap Portfolio - Class I	$691,750	$110,252	$(752,535)	$(49,467)	$—	$2,710	$(55,585)	$15,245
Voya Intermediate Bond Fund - Class R6	—	160,181	(160,181)	—	—	423	3,165	—
Voya Large-Cap Growth Fund - Class R6	543,221	338,189	(408,155)	16,657	489,912	1,186	32,568	50,880
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,325,711	964,517	(615,660)	178,903	1,853,471	15,994	(6,585)	53,049
Voya Multi-Manager International Equity Fund - Class I	2,544,191	1,825,165	(878,079)	539,736	4,031,013	35,203	(15,947)	121,802
Voya Multi-Manager International Factors Fund - Class I	1,478,939	1,109,601	(524,333)	247,955	2,312,162	62,249	(67,304)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	428,922	299,542	(184,845)	67,188	610,807	6,298	(34,420)	19,068
Voya U.S. High Dividend Low Volatility Fund - Class R6	353,766	97,283	(429,791)	(21,258)	—	2,615	(37,595)	—
Voya U.S. Stock Index Portfolio - Class I	2,561,546	3,495,481	(2,814,478)	352,682	3,595,231	64,256	11,603	156,460
VY Columbia Contrarian Core Portfolio - Class I	—	1,630,143	(180,827)	365,794	1,815,110	979	30,273	43,859
VY® Invesco Comstock Portfolio - Class I	1,328,618	820,190	(1,432,790)	251,244	967,262	23,559	(395,796)	25,592
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	685,744	(83,665)	139,137	741,216	—	14,253	—
VY® JPMorgan Small Cap Core Equity Portfolio Class I	526,225	140,668	(745,407)	78,514	—	—	(193,452)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,379,506	826,180	(2,172,308)	(33,378)	—	4,303	(5,284)	109,331
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	1,676,995	(41,534)	153,841	1,789,302	20,311	4,211	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	428,727	256,229	(680,651)	(4,305)	—	489	(2,917)	39,625
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	515,988	(12,986)	115,382	618,384	—	2,262	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,297,631	613,926	(809,651)	406,878	1,508,784	—	(66,507)	47,299
	$14,888,753	$15,566,274	$(12,927,876)	$2,805,503	$20,332,654	$240,575	$(783,057)	$682,210
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $21,393,212.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,888,565
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$2,888,565

See Accompanying Notes to Financial Statements
112

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
931	Vanguard Value ETF	$110,752	3.6
	Total Exchange-Traded Funds (Cost $420,697)	485,559	16.0
MUTUAL FUNDS: 83.9%
	Affiliated Investment Companies: 83.9%
1,090	Voya Large-Cap Growth Fund - Class R6	61,313	2.0
15,960	Voya Multi-Manager Emerging Markets Equity Fund - Class I	231,894	7.6
38,184	Voya Multi-Manager International Equity Fund - Class I	504,406	16.6
28,255	Voya Multi-Manager International Factors Fund - Class I	289,331	9.5
7,928	Voya Multi-Manager Mid Cap Value Fund - Class I	76,424	2.5
24,033	Voya U.S. Stock Index Portfolio - Class I	455,180	15.0
10,880	VY® Columbia Contrarian Core Portfolio - Class I	227,183	7.5
7,598	VY® Invesco Comstock Portfolio - Class I	123,095	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,998 (1)	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	$94,314	3.1
7,074	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	223,979	7.4
5,082	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	77,355	2.5
1,760	VY® T. Rowe Price Growth Equity Portfolio - Class I	188,828	6.2
	Total Mutual Funds (Cost $2,308,179)	2,553,302	83.9
	Total Investments in Securities (Cost $2,728,876)	$3,038,861	99.9
	Assets in Excess of Other Liabilities	2,545	0.1
	Net Assets	$3,041,406	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$485,559	$—	$—	$485,559
Mutual Funds	2,553,302	—	—	2,553,302
Total Investments, at fair value	$3,038,861	$—	$—	$3,038,861

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
113

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2020 (continued)

The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Large-Cap Growth Fund - Class R6	$—	$63,603	$(3,106)	$816	$61,313	$147	$266	$6,304
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	220,116	(9,095)	20,873	231,894	1,981	778	6,572
Voya Multi-Manager International Equity Fund - Class I	—	480,481	(30,343)	54,268	504,406	4,361	3,434	15,089
Voya Multi-Manager International Factors Fund - Class I	—	281,528	(14,418)	22,221	289,331	7,711	792	—
Voya Multi-Manager Mid Cap Value Fund - Class I	—	76,111	(8,176)	8,489	76,424	780	627	2,362
Voya U.S. Stock Index Portfolio - Class I	—	623,983	(209,191)	40,388	455,180	6,799	12,143	—
VY® Columbia Contrarian Core Portfolio - Class I	—	215,116	(13,030)	25,097	227,183	99	918	4,439
VY® Invesco Comstock Portfolio - Class I	—	145,197	(33,608)	11,506	123,095	2,937	2,170	2,495
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	—	95,088	(15,630)	14,856	94,314	—	2,835	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	210,429	(210,429)	—	—	54	88	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	—	211,832	(5,214)	17,361	223,979	2,546	547	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class I	—	75,379	(75,379)	—	—	48	(396)	3,902
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	70,352	(1,774)	8,777	77,355	—	147	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	189,468	(21,111)	20,471	188,828	—	1,071	4,803
	$—	$2,958,682	$(650,503)	$245,123	$2,553,302	$27,463	$25,421	$45,966
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,729,968.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$308,893
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$308,893
See Accompanying Notes to Financial Statements
114

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.1474
Class I	NII	$0.2206
Class R6	NII	$0.2211
Class S	NII	$0.1859
Class S2	NII	$0.1818
All Classes	STCG	$0.0406
All Classes	LTCG	$0.8364
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1706
Class I	NII	$0.2286
Class R6	NII	$0.2287
Class S	NII	$0.2023
Class S2	NII	$0.1955
All Classes	STCG	$0.0822
All Classes	LTCG	$0.3944
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2787
Class I	NII	$0.3831
Class R6	NII	$0.3842
Class S	NII	$0.3416
Class S2	NII	$0.3654
All Classes	STCG	$0.0659
All Classes	LTCG	$0.1439
Voya Solution Income Portfolio
Class ADV	NII	$0.2621
Class I	NII	$0.3288
Class S	NII	$0.2919
Class S2	NII	$0.2636
Class T	NII	$0.1368
All Classes	STCG	$0.0106
All Classes	LTCG	$0.0225
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2088
Class I	NII	$0.2741
Class R6	NII	$0.2741
Class S	NII	$0.2401
Class S2	NII	$0.2283
All Classes	LTCG	$0.8881
Portfolio Name	Type	Per Share Amount
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.1892
Class I	NII	$0.2549
Class R6	NII	$0.2550
Class S	NII	$0.2311
Class S2	NII	$0.2234
All Classes	STCG	$0.0508
All Classes	LTCG	$0.2303
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2086
Class I	NII	$0.2706
Class S	NII	$0.2395
Class S2	NII	$0.2134
Class T	NII	$0.1616
All Classes	STCG	$0.0202
All Classes	LTCG	$0.4612
Voya Solution 2030 Portfolio
Class ADV	NII	$0.2290
Class I	NII	$0.2920
Class S	NII	$0.2593
Class S2	NII	$0.2379
Class T	NII	$0.2151
All Classes	STCG	$0.0607
All Classes	LTCG	$0.5854
Voya Solution 2035 Portfolio
Class ADV	NII	$0.1852
Class I	NII	$0.2463
Class S	NII	$0.2162
Class S2	NII	$0.1919
Class T	NII	$0.1698
All Classes	STCG	$0.0022
All Classes	LTCG	$0.7562
Voya Solution 2040 Portfolio
Class ADV	NII	$0.2431
Class I	NII	$0.3061
Class S	NII	$0.2647
Class S2	NII	$0.2490
Class T	NII	$0.2296
All Classes	STCG	$0.0574
All Classes	LTCG	$0.8090

115

TAX INFORMATION (Unaudited) (continued)

Portfolio Name	Type	Per Share Amount
Voya Solution 2045 Portfolio
Class ADV	NII	$0.1604
Class I	NII	$0.2198
Class S	NII	$0.1908
Class S2	NII	$0.1660
Class T	NII	$0.0678
All Classes	LTCG	$0.7176
Voya Solution 2050 Portfolio
Class ADV	NII	$0.2269
Class I	NII	$0.2941
Class S	NII	$0.2550
Class S2	NII	$0.2213
Class T	NII	$0.0871
All Classes	STCG	$0.0412
All Classes	LTCG	$0.8438
Voya Solution 2055 Portfolio
Class ADV	NII	$0.1537
Class I	NII	$0.2190
Class S	NII	$0.1880
Class S2	NII	$0.1491
Class T	NII	$0.1468
All Classes	LTCG	$0.7382
Portfolio Name	Type	Per Share Amount
Voya Solution 2060 Portfolio
Class ADV	NII	$0.1233
Class I	NII	$0.1701
Class S	NII	$0.1476
Class S2	NII	$0.1384
Class T	NII	$0.0887
All Classes	STCG	$0.0368
All Classes	LTCG	$0.4916
Voya Solution 2065 Portfolio
Class ADV	NII	$0.1385
Class I	NII	$0.1550
Class S	NII	$0.1474
Class S2	NII	$0.1380
Class T	NII	$0.1260
All Classes	STCG	$0.0126
All Classes	LTCG	$0.0409

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	44.97%
Voya Solution Balanced Portfolio	24.16%
Voya Solution Conservative Portfolio	8.73%
Voya Solution Income Portfolio	12.49%
Voya Solution Moderately Aggressive Portfolio	47.77%
Voya Solution Moderately Conservative Portfolio	15.22%
Voya Solution 2025 Portfolio	23.05%
Voya Solution 2030 Portfolio	25.07%
Voya Solution 2035 Portfolio	33.81%
Voya Solution 2040 Portfolio	31.86%
Voya Solution 2045 Portfolio	43.98%
Voya Solution 2050 Portfolio	40.78%
Voya Solution 2055 Portfolio	47.04%
Voya Solution 2060 Portfolio	38.16%
Voya Solution 2065 Portfolio	23.92%
116

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$1,365,142
Voya Solution Balanced Portfolio	2,131,869
Voya Solution Conservative Portfolio	187,887
Voya Solution Income Portfolio	560,950
Voya Solution Moderately Aggressive Portfolio	39,481,314
Voya Solution Moderately Conservative Portfolio	854,887
Voya Solution 2025 Portfolio	30,899,313
Voya Solution 2030 Portfolio	1,719,132
Voya Solution 2035 Portfolio	53,485,966
Voya Solution 2040 Portfolio	1,723,766
Voya Solution 2045 Portfolio	40,042,161
Voya Solution 2050 Portfolio	1,510,883
Voya Solution 2055 Portfolio	13,121,200
Voya Solution 2060 Portfolio	817,260
Voya Solution 2065 Portfolio	10,586
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$8,344	$0.0046	15.19%
Voya Solution Balanced Portfolio	10,885	0.0020	6.10%
Voya Solution Conservative Portfolio	1,433	0.0011	1.70%
Voya Solution Income Portfolio	61,622	0.0026	4.21%
Voya Solution Moderately Aggressive Portfolio	174,679	0.0038	10.70%
Voya Solution Moderately Conservative Portfolio	6,515	0.0017	4.81%
Voya Solution 2025 Portfolio	259,224	0.0050	7.36%
Voya Solution 2030 Portfolio	20,903	0.0064	10.91%
Voya Solution 2035 Portfolio	399,284	0.0073	10.36%
Voya Solution 2040 Portfolio	18,810	0.0081	14.51%
Voya Solution 2045 Portfolio	360,002	0.0089	10.28%
Voya Solution 2050 Portfolio	18,392	0.0093	20.11%
Voya Solution 2055 Portfolio	148,935	0.0136	9.68%
Voya Solution 2060 Portfolio	12,535	0.0068	22.15%
Voya Solution 2065 Portfolio	1,553	0.0059	19.08%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

117

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
118

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	October 2015 – Present	Retired.	133	None.
119

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

120

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President	March 2020 – Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).

	Chief Investment Risk Officer	March 2020 – Present
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
121

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

122

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

123

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

124

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolios’ contractual management fee schedules compared to other third-party sub-advised funds, other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

125

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is equal to the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; and (2) management’s confidence in the Sub-Adviser’s ability to achieve long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

126

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and
(3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive, and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the

127

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; and (2) management’s confidence in the Sub-Adviser’s ability to achieve long-term performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the

128

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the three-year and five-year periods, and the fifth quintile for the year-to-date and one-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

129

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the ten-year period, and the fifth quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.

130

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the ten-year period, and the fifth quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year and five-year periods, and the fifth quintile for the year-to-date and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio

131

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, and the fifth quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fifth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fifth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representation regarding the impact of asset allocation positioning on the Portfolio’s performance; (2) management’s confidence in the underlying funds and their ability to deliver long-term performance; and (3) management’s representation that it is continuing to evaluate options to improve performance.

132

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT AND SUB-ADVISORY CONTRACTS FOR NEW PORTFOLIO
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Solution 2065 Portfolio (the “Portfolio”), a series of Voya Partners, Inc. (“VPI”), enters into a new investment management or sub-advisory agreement, the Board of Directors of VPI (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Portfolio, must determine whether to approve the new arrangements. Thus, at its meeting held on November 21, 2019, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM”) (together, the “Management and Sub-Advisory Contracts”) for the Portfolio.
In determining whether to initially approve the Management and Sub-Advisory Contracts for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Portfolio, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Portfolio and the Portfolio’s Management Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, the experience and expertise of VIL in the management of other portfolios within the Voya funds complex, including the existing Voya Solution Portfolios; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Portfolio; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other portfolios in the Voya funds complex.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Portfolio would be subject to the standard policies and procedures of VPI previously approved by the Board for other series of VPI and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio,

133

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, that had been previously approved by the Board in connection with other portfolios in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Portfolio took into account several factors, including, but not limited to, the following: (1) the nature and quality of the services to be provided by VIL to the Portfolio under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other portfolios within the Voya funds complex, including similar funds-of-funds; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Portfolio; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that: (a) the proposed management fee for the Portfolio is above the median but below the average management fees of the portfolios in the Portfolio’s SPG, (b) the estimated expense ratio, inclusive of acquired fund fees and expenses, for the Portfolio is above the average and median expense ratios of the portfolios in the Portfolio’s SPG, and (c) estimated net funds-of-funds annual operating expenses for the Portfolio are above the average and the median expense ratios of the funds in the Portfolio’s SPG; (6) Management’s representations that the Portfolio’s fee structure is consistent with the Voya Solution Portfolios suite; (7) the projected profitability of VIL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds, including other funds-of-funds and asset allocation products; (9) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other portfolios in the Voya funds complex; (10) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 2019 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Portfolio.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry;
(3) the information that had been provided by Voya IM in advance of the November 2019 Joint Investment Review Committee meeting with respect to its sub-advisory services; (4) the nature and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Portfolio’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VPI’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Portfolio’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.
With respect to the nature and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site and virtual visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed

134

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolio also will benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond investment management services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board will receive periodic reports showing whether the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as those related to the compliance by Adviser and Sub-Adviser personnel with codes of ethics.
Although the Portfolio was new at that time and had no performance history, the Board requested and considered performance information for accounts managed by the Adviser and Sub-Adviser with similar investment processes. Further, because the Portfolio was new, the Adviser represented that it did not currently receive, and may not receive prior to the time the Board next considers the approval of the Management Contract, any economies of scale with respect to the Portfolio. The Portfolio will, however, benefit from any breakpoints in the fee schedules of underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by VIL to Voya IM is reasonable in the context of all factors considered by the Board; and (4) VIL and Voya IM each maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Portfolio. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

135

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1220-022221)

ANNUAL REPORT
December 31, 2020
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■ Voya Index Solution Income Portfolio	■ Voya Index Solution 2045 Portfolio
■ Voya Index Solution 2025 Portfolio	■ Voya Index Solution 2050 Portfolio
■ Voya Index Solution 2030 Portfolio	■ Voya Index Solution 2055 Portfolio
■ Voya Index Solution 2035 Portfolio	■ Voya Index Solution 2060 Portfolio
■ Voya Index Solution 2040 Portfolio	■ Voya Index Solution 2065 Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery
Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Treasury 1-5 Year Index	The index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Treasury 20+ Year Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
NASDAQ Composite Index	The NASDAQ Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the NASDAQ stock exchange.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
2

Portfolio Managers’ Report	Voya Index Solution Portfolios

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio*, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2020 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark can be found on page 6.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2020.
Global stock markets ended a tumultuous 2020 on an upbeat note, rallying on expectations for synchronous, regional recoveries in 2021. The major U.S. market indexes posted solid gains for the monthly, quarterly and annual periods ended December 31, 2020. For the quarter, the NASDAQ Composite Index rose 15.41%, the S&P 500® Index gained 12.01% and the Dow Jones Industrial Average increased by 10.73%. Gauged by market capitalization, small- and mid-cap stocks outperformed large caps, though all posted strong gains for the quarter. Non-U.S. markets, as measured by the MSCI EAFE® Index, gained 16.05%; the MSCI Emerging Markets IndexSM returned 19.70%.
Fixed income assets generally delivered positive returns for the quarter: the Bloomberg Barclays Global Aggregate Bond Index gained 3.28% and the Bloomberg Barclays U.S. Aggregate Bond Index gained 0.67%. Corporate credit markets also fared well: the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index rose 2.79% and the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index gained 6.45%. U.S. Treasury securities were weaker: the Bloomberg Barclays U.S. Treasury 1-5 Year Index eked out a 0.01% return and the Bloomberg Barclays U.S. Treasury 20+ Year Index returned -3.02%.
The Portfolios started the year favoring equities over fixed income assets across all portfolios except for the near-dated Income vintage. Within the sub-asset class space, most Portfolios were overweight to domestic large, small and international developed equities; and also long duration government and short duration bonds. These positions were funded by underweight positions in core fixed income and high-yield (“HY”) bonds. The Voya Index Solution Income Portfolio held a neutral equity weighting.
In January, the Portfolios reversed a trade from the previous quarter that had favored developed international equities over domestic equities. Proceeds from the sale of developed international equities were used to purchase domestic large cap equities. In February, the Portfolios unwound a prior trade that had neutralized their strategic underweight to U.S. small cap equities. Concerns regarding the U.S. small company sector composition and high foreign sales exposure were reasons for re-enacting the underweight.
In March, we made rotations in the Portfolios as a result of extremely oversold conditions due to the negative impact of the coronavirus. Throughout the month, we modestly increased U.S. large cap equities by selling core U.S. fixed income, on our belief that a lot of bad news already was incorporated into equity asset prices. Additionally, we began to modestly scale back into HY bonds, reducing our allocation to short duration bonds and core fixed income. This was our first re-allocation to HY after having removed the asset class entirely from the Portfolios in July 2018. Spreads in the asset class were at extremely distressed levels at the time of the trade and, based on our analysis, we found the risk-reward to be adequate compensation for potential defaults.
At the end of March, we modestly reduced our underweights in developed international and domestic small cap equities, taking from U.S. large cap equities. At the time of the trade, developed international had significantly underperformed U.S. large cap equities. The trade into U.S. small cap equities covered only part of the underweight. At the time of the trade, the 11% underperformance of U.S. small cap equities versus U.S. large cap equities was extraordinary on all measures of depth and speed of underperformance, and in our view was primed for a counter-trend rally.
At the beginning of April, the Portfolios continued scaling into HY, funded by selling short duration bonds. The Portfolios also sold out of Treasury inflation-protected securities (“TIPS”) because of the negative yield across the TIPS curve. The
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

objective of the trade was to position the Portfolios to “invest alongside,” i.e., seeking to benefit from, the U.S. Federal Reserve Board’s (“Fed”) commitment to purchasing investment-grade corporate bonds. The final trade in April resulted in a slight reduction of our equity overweight, as the Portfolios took the opportunity to de-risk while equity market conditions had improved.
As part of their annual review process, the Portfolios glided down the equity portion of the near-dated Portfolios and made modest adjustments to the strategic asset allocation based on our latest long-term capital market assumptions. The updates resulted in modest decreases in equity allocations for the 2035 and 2030 vintages. In addition, U.S. small cap equities and senior bank loans were removed as strategic asset classes, though we remain invested in U.S. small cap equities on a tactical basis.
At the start of May, the Portfolios initiated an underweight to emerging market (“EM”) equities given concerns over the U.S. presidential administration’s, in our view, hawkish stance towards China. Proceeds from the sale were rotated into domestic large cap equities. In mid-May, as the equity markets continued to rally, we lightly trimmed our domestic large cap equity position, shifting into intermediate bonds. Finally, at the end of May and beginning of June, to take advantage of a traditional outperformer in the first year of a recovery, we increased weights in domestic small cap equities by selling U.S. large cap and intermediate bonds.
In July, the Portfolios removed long-government bond exposure in the far-dated vintages and reduced it in the near-dated vintages in favor of intermediate term bonds. At the time of the trade, the yield curve had re-flattened and we expected further steepening as economic and COVID-19-related data, e.g., hospitalizations, continued to improve. Also, the Portfolios purchased EM equities with proceeds from reducing intermediate bonds. This trade partially unwound a short EM position enacted in May. The rationale for the trade lay in the weakening U.S. dollar and the fiscal-led recovery in China.
In August, long government bond exposure was reduced in favor of corporate credit across the Income – 2035 vintages. This was a partial unwinding of a tactical position implemented in April, which over weighted long duration. In October, as part of the semi-annual review of the Portfolios’ strategic asset allocation, two existing tactical trades were incorporated into longer-term positions as strategic asset classes, resulting in the re-introduction of U.S. small cap equities and the removal of global real estate. In addition, the Portfolios added to EM equities and U.S. small cap equities by selling U.S. large cap equities.
In November, the Portfolios added to developed international equities funded by selling U.S. large cap equities. With this trade, the Portfolios reversed a previously held underweight to developed international equities, resulting in an overweight position within the far-dated vintages, a neutral weight in the mid-dated vintages and a slight underweight in near-dated vintages. The rationale for the trade includes expectations for EAFE’s recent outperformance to persist, given the continued rise of COVID-19 cases in the U.S. and further weakening of the U.S. dollar relative to the euro.
During the year, tactical moves relative to our strategic benchmarks had a positive impact across the suite.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: In our opinion, with two COVID-19 vaccines approved for use in the U.S. and a new round of fiscal stimulus on the verge of being deployed, there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (stimulus) that should serve to reinforce the recovery and absorb unexpected jolts along the way. We believe highly accommodative monetary policy is likely to be prolonged and act as an additional safety feature to ensure full-employment output is reached without a major accident. The Fed’s new flexible inflation targeting framework should hold short-term rates near their effective lower bound until there is sustained progress towards their 2% inflation goal, in our view. We believe analogous developments taking shape in various forms across the world should help reignite global growth to above-trend levels in 2021, breathe new life into struggling sectors and accelerate the rotation into cyclical assets already underway.
In our view, equity markets look overbought, based on certain sentiment indicators, including the Chicago Board Options Exchange put/call ratio. However, we believe the improving medium-term fundamental economic backdrop outweighs any near-term technical weakness. Estimates of U.S. corporate earnings growth for 2021 appear to us to substantially undershoot, particularly in the back half of the year, when we anticipate pent up demand will be unleashed as consumer spending speeds up and ailing services sectors are restored to health. We recognize most valuation measures that
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

compare broad market stock prices to earnings, cash flows or sales, look historically expensive. Yet, when adjusted for interest rates, we think stocks have more room to run. We believe the Fed will keep the bond market tame in the near term, which will hold earnings multiples afloat while better future financial reports boost numbers in the denominator in the second half of 2021. Another reason we like equities better than bonds is our view that in the next phase of the business cycle, cyclically geared assets will carry more of the load. We also believe that the hand-off that began at the end of October is likely to continue; we remain overweight to U.S. small cap and EM equities, which stand to benefit from economic progression, in our view.
The same macro level view guides our positioning in fixed income. The lagged impact of fiscal and monetary policy, combined with a better-controlled global health situation, should in our opinion, press corporate credit and securitized spreads tighter. We think accelerating growth will steepen the yield curve, so we are underweighted in duration. But we do not expect long-end yields will shoot so high, so fast, as to meaningfully tighten financial conditions. Given their yield advantage, we continue to prefer U.S. fixed income over non-U.S. developed market bonds. Our view is that the U.S. dollar will continue to weaken, making foreign bonds more attractive, especially EM debt. Nonetheless, we still believe EM equities offer better risk-adjusted return potential than fixed income.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2020.

*
On close of business August 7, 2020, Voya Index Solution 2020 Portfolio merged into Voya Index Solution Income Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2020
1 Year
Voya Index Solution Income Portfolio, Class S	11.05%
S&P Target Date Retirement Income Index	8.81%
Voya Index Solution 2025 Portfolio, Class S	12.83%
S&P Target Date 2025 Index	11.22%
Voya Index Solution 2030 Portfolio, Class S	13.45%
S&P Target Date 2030 Index	11.91%
Voya Index Solution 2035 Portfolio, Class S	14.12%
S&P Target Date 2035 Index	12.79%
Voya Index Solution 2040 Portfolio, Class S	15.34%
S&P Target Date 2040 Index	13.37%
Voya Index Solution 2045 Portfolio, Class S	15.49%
S&P Target Date 2045 Index	13.66%
Voya Index Solution 2050 Portfolio, Class S	14.94%
S&P Target Date 2050 Index	13.86%
Voya Index Solution 2055 Portfolio, Class S	15.11%
S&P Target Date 2055 Index	13.86%
Voya Index Solution 2060 Portfolio, Class S	15.37%
S&P Target Date 2060+ Index	13.99%
Voya Index Solution 2065 Portfolio, Class S*	16.72%
S&P Target Date 2060+ Index	16.10%

*
Voya Index Solution 2065 Portfolio cumulative total returns are for the date of inception on July 29, 2020 to December 31, 2020.

Annual Target Asset Allocation as of December 31, 2020(1)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	52.50%	52.50%	51.50%	52.50%	52.50%	50.00%	43.00%	37.00%	35.00%	19.00%
US Large Growth	1.00%	1.00%	1.00%	—	—	—	—	—	—	—
US Mid Cap Blend	5.00%	5.00%	5.00%	4.50%	4.50%	4.00%	4.00%	3.00%	2.50%	—
US Small Cap	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%	5.00%	5.00%
International	23.00%	23.00%	23.00%	23.00%	22.00%	20.00%	18.00%	17.00%	12.00%	6.00%
Emerging Markets	10.50%	10.50%	10.50%	10.00%	10.00%	9.50%	9.00%	7.00%	5.50%	3.00%
Core Fixed Income	2.00%	2.00%	3.00%	4.00%	3.00%	7.50%	14.00%	24.00%	34.00%	46.50%
High Yield	—	—	—	—	2.00%	3.00%	4.00%	4.00%	4.00%	5.00%
TIPS	—	—	—	—	—	—	—	—	—	3.50%
Short Duration	—	—	—	—	—	—	—	—	—	10.00%
Long Govt Bonds	—	—	—	—	—	—	2.00%	2.00%	2.00%	2.00%
Total Equity	98.00%	98.00%	97.00%	96.00%	95.00%	89.50%	80.00%	70.00%	60.00%	33.00%
Total Fixed Income	2.00%	2.00%	3.00%	4.00%	5.00%	10.50%	20.00%	30.00%	40.00%	67.00%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	10.74%	6.49%	5.46%
Class I	11.32%	7.05%	6.00%
Class S	11.05%	6.78%	5.73%
Class S2	10.79%	6.60%	5.57%
Class Z(1)	11.48%	7.23%	6.12%
S&P Target Date Retirement Income Index	8.81%	6.50%	5.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2025 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	12.50%	8.92%	7.46%
Class I	13.05%	9.45%	7.99%
Class S	12.83%	9.19%	7.73%
Class S2	12.71%	9.03%	7.57%
Class Z(1)	13.36%	9.67%	8.11%
S&P Target Date 2025 Index	11.22%	9.08%	7.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2030 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	13.22%	9.66%	10.26%
Class I	13.72%	10.19%	10.79%
Class S	13.45%	9.91%	10.49%
Class S2	13.26%	9.75%	10.33%
Class Z(1)	14.06%	10.41%	10.90%
S&P Target Date 2030 Index	11.91%	9.78%	10.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2035 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	13.85%	10.32%	8.61%
Class I	14.41%	10.88%	9.15%
Class S	14.12%	10.60%	8.88%
Class S2	13.93%	10.43%	8.72%
Class Z(1)	14.66%	11.09%	9.28%
S&P Target Date 2035 Index	12.79%	10.47%	8.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2040 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	15.08%	10.84%	11.58%
Class I	15.62%	11.39%	12.11%
Class S	15.34%	11.11%	11.83%
Class S2	15.17%	10.96%	11.67%
Class Z(1)	15.96%	11.62%	12.24%
S&P Target Date 2040 Index	13.37%	10.95%	11.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2045 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	15.23%	11.05%	9.11%
Class I	15.78%	11.62%	9.66%
Class S	15.49%	11.34%	9.39%
Class S2	15.35%	11.17%	9.23%
Class Z(1)	16.09%	11.86%	9.79%
S&P Target Date 2045 Index	13.66%	11.24%	9.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2050 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011
Class ADV	14.66%	11.03%	11.72%
Class I	15.25%	11.59%	12.29%
Class S	14.94%	11.32%	12.01%
Class S2	14.77%	11.13%	11.83%
Class Z(1)	15.46%	11.82%	12.41%
S&P Target Date 2050 Index	13.86%	11.44%	12.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2055 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 year
Class ADV	14.90%	11.05%	9.14%
Class I	15.43%	11.59%	9.67%
Class S	15.11%	11.32%	9.41%
Class S2	14.97%	11.16%	9.24%
Class Z(1)	15.69%	11.83%	9.81%
S&P Target Date 2055 Index	13.86%	11.55%	9.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2060 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	Since Inception of Classes ADV, I, and S February 9, 2015
Class ADV	15.11%	11.17%	8.98%
Class I	15.69%	11.71%	9.52%
Class S	15.37%	11.42%	9.22%
Class S2	15.17%	11.27%	9.06%
Class Z(1)	15.92%	11.95%	9.72%
S&P Target Date 2060+ Index	13.99%	11.71%	9.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Voya Index Solution 2065 Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2020
Since Inception of Classes ADV, I, S, S2 and Z July 29, 2020
Class ADV	16.62%
Class I	16.79%
Class S	16.72%
Class S2	16.59%
Class Z	16.89%
S&P Target Date 2060+ Index(1)	16.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance. The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Since inception performance for the index is shown as of July 29, 2020.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,087.80	0.74%	$3.88	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,091.00	0.24	1.26	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,089.10	0.49	2.57	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,088.20	0.64	3.36	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,091.90	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,141.30	0.74%	$3.98	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,144.40	0.24	1.29	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,143.30	0.49	2.64	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,142.50	0.64	3.45	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,146.40	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,166.00	0.74%	$4.03	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,169.30	0.24	1.31	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,166.90	0.49	2.67	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,166.00	0.64	3.48	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,170.40	0.00	0.00	1,000.00	1,025.14	0.00	0.00
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2020**
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,188.20	0.74%	$4.07	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,190.50	0.24	1.32	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,189.10	0.49	2.70	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,189.10	0.64	3.52	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,192.50	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,209.80	0.74%	$4.11	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,212.40	0.24	1.33	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,211.00	0.49	2.72	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,210.10	0.64	3.56	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,213.90	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,220.50	0.74%	$4.13	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,223.70	0.24	1.34	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,221.90	0.49	2.74	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,221.70	0.64	3.57	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,225.40	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,220.50	0.74%	$4.13	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,223.50	0.24	1.34	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,221.90	0.49	2.74	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,220.50	0.64	3.57	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,225.10	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,224.40	0.74%	$4.14	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,227.20	0.24	1.34	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,225.60	0.49	2.74	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,224.80	0.64	3.58	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,229.10	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,225.70	0.74%	$4.14	$1,000.00	$1,021.42	0.74%	$3.76
Class I	1,000.00	1,229.50	0.24	1.35	1,000.00	1,023.93	0.24	1.22
Class S	1,000.00	1,226.90	0.49	2.74	1,000.00	1,022.67	0.49	2.49
Class S2	1,000.00	1,227.00	0.64	3.58	1,000.00	1,021.92	0.64	3.25
Class Z	1,000.00	1,230.30	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Voya Index Solution 2065 Portfolio
Class ADV(1)	$1,000.00	$1,166.20	0.74%	$3.42	$1,000.00	$1,021.42	0.74%	$3.76
Class I(1)	1,000.00	1,167.90	0.24	1.11	1,000.00	1,023.93	0.24	1.22
Class S(1)	1,000.00	1,167.20	0.49	2.26	1,000.00	1,022.67	0.49	2.49
Class S2(1)	1,000.00	1,165.90	0.64	2.95	1,000.00	1,021.92	0.64	3.25
Class Z(1)	1,000.00	1,168.90	0.00	0.00	1,000.00	1,025.14	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was July 29, 2020. Expenses paid for the actual Portfolio’s return reflect the 156-day period ended December 31, 2020.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (ten of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (ten of the portfolios constituting Voya Partners, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Index Solution Income Portfolio	For the year ended December 31, 2020
Voya Index Solution 2025 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2030 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2035 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2040 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2045 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2050 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2055 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2060 Portfolio	For the year ended December 31, 2020
Voya Index Solution 2065 Portfolio	For the period from July 29, 2020 (commencement of operations) through December 31, 2020
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining,
19

Report of Independent Registered Public Accounting Firm

on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2021
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$893,610,800	$1,159,735,329	$732,275,850	$1,180,005,814
Investments in unaffiliated underlying funds at fair value**	98,955,426	73,106,674	45,438,321	74,095,653
Short-term investments at fair value†	1,123,142	—	—	—
Cash	—	2,942,983	1,620,420	2,865,952
Cash collateral for futures contracts	625,090	2,205,377	300,120	494,045
Receivables:
Investments in affiliated underlying funds sold	—	—	—	921,067
Fund shares sold	54,084,802	10,164,032	12,567,581	17,736,562
Dividends	46	—	153	33
Interest	—	299	1,119	1,837
Prepaid expenses	2,106	4,747	2,715	4,573
Reimbursement due from Investment Adviser	144,813	157,146	146,993	180,833
Other assets	19,701	22,859	7,624	20,578
Total assets	1,048,565,926	1,248,339,446	792,360,896	1,276,326,947
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	49,313,988	3,221,993	4,318,190	—
Payable for fund shares redeemed	4,770,815	6,942,039	8,249,391	18,657,629
Payable for investment management fees	175,972	242,888	136,903	222,782
Payable for distribution and shareholder service fees	81,598	120,542	24,647	112,188
Payable for directors fees	3,267	5,567	3,320	5,477
Payable to directors under the deferred compensation plan (Note 6)	19,701	22,859	7,624	20,578
Other accrued expenses and liabilities	117,289	131,092	63,842	114,704
Total liabilities	54,482,630	10,686,980	12,803,917	19,133,358
NET ASSETS	$994,083,296	$1,237,652,466	$779,556,979	$1,257,193,589
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$886,377,002	$1,035,075,305	$651,626,246	$1,021,026,448
Total distributable earnings	107,706,294	202,577,161	127,930,733	236,167,141
NET ASSETS	$994,083,296	$1,237,652,466	$779,556,979	$1,257,193,589
* Cost of investments in affiliated underlying funds	$815,828,083	$1,019,964,235	$639,745,600	$1,016,082,903
** Cost of investments in unaffiliated underlying funds	$92,467,176	$70,196,705	$43,600,066	$71,080,948
† Cost of short-term investments	$1,123,142	$—	$—	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
Class ADV
Net assets	$104,557,286	$186,130,520	$42,311,047	$172,516,852
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,277,041	15,403,719	2,456,248	13,590,453
Net asset value and redemption price per share	$11.27	$12.08	$17.23	$12.69
Class I
Net assets	$20,512,733	$52,341,135	$9,372,113	$54,400,951
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,771,818	4,219,565	527,130	4,160,946
Net asset value and redemption price per share	$11.58	$12.40	$17.78	$13.07
Class S
Net assets	$147,405,315	$135,557,700	$17,414,362	$112,188,250
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,865,597	11,056,570	987,563	8,696,454
Net asset value and redemption price per share	$11.46	$12.26	$17.63	$12.90
Class S2
Net assets	$16,525,845	$36,080,286	$10,670,211	$41,738,518
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,475,315	3,002,403	614,907	3,296,647
Net asset value and redemption price per share	$11.20	$12.02	$17.35	$12.66
Class Z
Net assets	$705,082,117	$827,542,825	$699,789,246	$876,349,018
Shares authorized	100,000,000	300,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	60,137,405	65,869,767	38,972,319	66,090,875
Net asset value and redemption price per share	$11.72	$12.56	$17.96	$13.26
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$610,068,354	$907,626,440	$441,848,686	$468,983,623
Investments in unaffiliated underlying funds at fair value**	18,018,725	17,538,362	—	4,627,604
Cash	1,468,774	2,238,977	953,362	1,026,517
Cash collateral for futures contracts	874,203	1,758,308	592,936	631,852
Receivables:
Fund shares sold	21,437,337	47,299,816	11,704,411	15,544,075
Dividends	39	24	11	9
Interest	868	1,185	515	540
Prepaid expenses	2,015	3,127	1,378	1,481
Reimbursement due from Investment Adviser	110,143	127,506	83,124	75,577
Other assets	5,406	13,734	3,563	5,195
Total assets	651,985,864	976,607,479	455,187,986	490,896,473
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	12,600,243	35,113,405	1,979,531	9,879,401
Payable for fund shares redeemed	8,837,093	12,186,412	9,724,879	5,664,675
Payable for investment management fees	105,560	152,237	73,110	78,210
Payable for distribution and shareholder service fees	15,250	79,830	11,780	38,751
Payable for directors fees	2,523	3,822	1,765	1,901
Payable to directors under the deferred compensation plan (Note 6)	5,406	13,734	3,563	5,195
Other accrued expenses and liabilities	60,769	98,515	52,826	78,490
Total liabilities	21,626,844	47,647,955	11,847,454	15,746,623
NET ASSETS	$630,359,020	$928,959,524	$443,340,532	$475,149,850
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$516,801,948	$747,020,030	$362,798,722	$384,639,674
Total distributable earnings	113,557,072	181,939,494	80,541,810	90,510,176
NET ASSETS	$630,359,020	$928,959,524	$443,340,532	$475,149,850
* Cost of investments in affiliated underlying funds	$526,504,052	$778,452,340	$378,553,088	$401,487,328
** Cost of investments in unaffiliated underlying funds	$16,467,220	$15,991,780	$—	$3,266,817
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
Class ADV
Net assets	$26,275,699	$129,548,027	$19,574,062	$58,091,475
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,421,437	9,733,350	1,038,261	3,325,400
Net asset value and redemption price per share	$18.49	$13.31	$18.85	$17.47
Class I
Net assets	$7,829,946	$46,882,962	$8,770,210	$35,009,005
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	411,174	3,394,378	453,696	1,949,871
Net asset value and redemption price per share	$19.04	$13.81	$19.33	$17.95
Class S
Net assets	$13,727,863	$77,112,601	$12,574,705	$40,587,409
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	722,836	5,677,203	652,912	2,291,367
Net asset value and redemption price per share	$18.99	$13.58	$19.26	$17.71
Class S2
Net assets	$4,556,621	$25,318,022	$3,562,612	$17,207,937
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	243,898	1,901,459	187,962	981,138
Net asset value and redemption price per share	$18.68	$13.32	$18.95	$17.54
Class Z
Net assets	$577,968,891	$650,097,912	$398,858,943	$324,254,024
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	29,993,610	46,436,623	20,409,830	17,816,173
Net asset value and redemption price per share	$19.27	$14.00	$19.54	$18.20
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$192,425,730	$4,433,749
Investments in unaffiliated underlying funds at fair value**	1,794,888	36,676
Cash	394,533	3,965
Cash collateral for futures contracts	300,088	—
Receivables:
Fund shares sold	13,873,563	190,444
Dividends	4	—
Interest	213	3
Prepaid expenses	475	—
Prepaid offering expense	—	7,624
Reimbursement due from Investment Adviser	55,546	7,972
Other assets	1,079	4
Total assets	208,846,119	4,680,437
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	12,681,293	190,444
Payable for fund shares redeemed	1,192,271	—
Payable for investment management fees	30,526	661
Payable for distribution and shareholder service fees	7,323	286
Payable for directors fees	672	14
Payable to directors under the deferred compensation plan (Note 6)	1,079	4
Other accrued expenses and liabilities	31,615	19,094
Total liabilities	13,944,779	210,503
NET ASSETS	$194,901,340	$4,469,934
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$161,985,859	$4,034,957
Total distributable earnings	32,915,481	434,977
NET ASSETS	$194,901,340	$4,469,934
* Cost of investments in affiliated underlying funds	$166,177,831	$4,034,174
** Cost of investments in unaffiliated underlying funds	$1,299,824	$32,138
See Accompanying Notes to Financial Statements
25

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
Class ADV
Net assets	$11,253,236	$382,009
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	760,484	32,996
Net asset value and redemption price per share	$14.80	$11.58
Class I
Net assets	$13,765,490	$341,014
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	911,856	29,440
Net asset value and redemption price per share	$15.10	$11.58
Class S
Net assets	$8,248,431	$382,209
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	552,699	33,013
Net asset value and redemption price per share	$14.92	$11.58
Class S2
Net assets	$2,098,081	$174,719
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	141,100	15,098
Net asset value and redemption price per share	$14.87	$11.57
Class Z
Net assets	$159,536,102	$3,189,983
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	10,447,791	275,169
Net asset value and redemption price per share	$15.27	$11.59
See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$14,864,954	$24,461,090	$14,577,903	$23,233,319
Dividends from unaffiliated underlying funds	2,365,739	3,149,130	1,764,915	2,852,434
Interest	3,401	7,540	4,959	9,028
Total investment income	17,234,094	27,617,760	16,347,777	26,094,781
EXPENSES:
Investment management fees	1,482,354	2,436,258	1,445,739	2,386,754
Distribution and shareholder service fees:
Class ADV	443,584	889,584	184,706	834,026
Class S	344,551	316,125	37,309	256,851
Class S2	46,836	135,384	30,834	144,175
Transfer agent fees:
Class ADV	38,369	81,428	30,941	94,209
Class I	8,729	25,730	7,360	34,890
Class S	59,618	57,879	12,515	58,032
Class S2	5,064	15,473	6,452	20,339
Class Z	969	933	1,207	988
Shareholder reporting expense	16,836	23,780	19,610	19,080
Registration fees	—	11,062	14,705	15,744
Professional fees	38,632	74,390	44,080	69,810
Custody and accounting expense	25,280	49,580	45,960	64,050
Directors fees	26,139	44,534	26,565	43,814
Miscellaneous expense	25,831	37,340	24,152	30,441
Interest expense	822	2,038	919	2,095
Total expenses	2,563,614	4,201,518	1,933,054	4,075,298
Waived and reimbursed fees	(1,095,215)	(1,889,058)	(1,500,094)	(1,935,487)
Net expenses	1,468,399	2,312,460	432,960	2,139,811
Net investment income	15,765,695	25,305,300	15,914,817	23,954,970
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	13,586,279	16,797,474	2,025,271	21,471,389
Sale of unaffiliated underlying funds	(801,868)	186,574	71,667	(1,575,046)
Capital gain distributions from affiliated underlying funds	4,934,827	21,378,058	13,773,754	25,967,095
Futures	2,536,029	5,838,873	4,020,920	6,454,146
Net realized gain	20,255,267	44,200,979	19,891,612	52,317,584
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	35,684,039	71,719,329	58,139,677	82,852,089
Unaffiliated underlying funds	2,177,338	220,939	336,870	829,097
Futures	54,383	597,904	332,700	576,149
Net change in unrealized appreciation (depreciation)	37,915,760	72,538,172	58,809,247	84,257,335
Net realized and unrealized gain	58,171,027	116,739,151	78,700,859	136,574,919
Increase in net assets resulting from operations	$73,936,722	$142,044,451	$94,615,676	$160,529,889
See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$11,519,025	$17,130,932	$8,174,105	$8,677,832
Dividends from unaffiliated underlying funds	685,424	723,469	28,413	56,492
Interest	4,446	7,512	3,083	3,177
Total investment income	12,208,895	17,861,913	8,205,601	8,737,501
EXPENSES:
Investment management fees	1,043,315	1,569,517	711,461	771,750
Distribution and shareholder service fees:
Class ADV	114,492	602,962	84,698	261,192
Class S	28,754	174,289	27,376	88,874
Class S2	12,771	85,535	12,029	52,522
Transfer agent fees:
Class ADV	29,603	95,831	31,054	81,771
Class I	8,355	41,745	12,989	52,389
Class S	14,853	55,396	20,033	55,632
Class S2	4,125	16,979	5,510	20,532
Class Z	1,032	879	772	722
Shareholder reporting expense	12,810	14,180	11,000	13,329
Registration fees	13,256	10,827	9,801	8,117
Professional fees	35,708	54,500	23,941	24,696
Custody and accounting expense	43,600	52,910	24,928	28,660
Directors fees	20,183	30,579	14,116	15,207
Miscellaneous expense	13,964	27,931	20,354	18,749
Interest expense	721	1,146	272	191
Total expenses	1,397,542	2,835,206	1,010,334	1,494,333
Waived and reimbursed fees	(1,121,625)	(1,313,872)	(782,858)	(759,451)
Net expenses	275,917	1,521,334	227,476	734,882
Net investment income	11,932,978	16,340,579	7,978,125	8,002,619
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	1,224,779	13,317,776	(484,615)	3,927,661
Sale of unaffiliated underlying funds	(1,237,926)	(1,941,378)	(1,049,614)	(1,075,143)
Capital gain distributions from affiliated underlying funds	12,856,752	20,834,111	9,695,057	10,602,068
Futures	4,503,871	6,538,682	2,197,932	2,355,966
Net realized gain	17,347,476	38,749,191	10,358,760	15,810,552
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	55,442,427	70,420,588	43,182,347	41,854,187
Unaffiliated underlying funds	873,981	482,337	(419,347)	906,785
Futures	449,958	776,471	233,640	254,803
Net change in unrealized appreciation (depreciation)	56,766,366	71,679,396	42,996,640	43,015,775
Net realized and unrealized gain	74,113,842	110,428,587	53,355,400	58,826,327
Increase in net assets resulting from operations	$86,046,820	$126,769,166	$61,333,525	$66,828,946
See Accompanying Notes to Financial Statements
28

STATEMENTS OF OPERATIONS for the year ended December 31, 2020

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
		July 29, 2020(1) to December 31, 2020
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,119,402	$33,213
Dividends from unaffiliated underlying funds	31,281	125
Interest	—	3
Total investment income	3,150,683	33,341
EXPENSES:
Investment management fees	274,995	2,379
Distribution and shareholder service fees:
Class ADV	50,159	576
Class S	16,515	246
Class S2	6,533	159
Transfer agent fees:
Class ADV	18,133	34
Class I	17,780	27
Class S	11,933	29
Class S2	2,951	13
Class Z	550	118
Shareholder reporting expense	7,793	155
Registration fees	4,622	—
Professional fees	11,138	1,249
Custody and accounting expense	16,454	4,629
Directors fees	5,380	112
Offering expense	—	5,627
Miscellaneous expense	10,698	4,230
Interest expense	71	—
Total expenses	455,705	19,583
Waived and reimbursed fees	(312,784)	(17,897)
Net expenses	142,921	1,686
Net investment income	3,007,762	31,655
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,116,883)	33,593
Sale of unaffiliated underlying funds	5,286	—
Capital gain distributions from affiliated underlying funds	3,788,777	—
Futures	947,376	—
Net realized gain	3,624,556	33,593
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	20,097,093	399,575
Unaffiliated underlying funds	372,340	4,538
Futures	64,059	—
Net change in unrealized appreciation (depreciation)	20,533,492	404,113
Net realized and unrealized gain	24,158,048	437,706
Increase in net assets resulting from operations	$27,165,810	$469,361

(1)   Commencement of operations.
See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2025 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$15,765,695	$9,171,225	$25,305,300	$20,762,079
Net realized gain	20,255,267	8,520,498	44,200,979	32,149,603
Net change in unrealized appreciation (depreciation)	37,915,760	39,194,970	72,538,172	114,158,757
Increase in net assets resulting from operations	73,936,722	56,886,693	142,044,451	167,070,439
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,739,970)	(2,575,512)	(7,813,249)	(9,444,733)
Class I	(722,414)	(711,876)	(2,714,034)	(3,130,351)
Class S	(4,982,635)	(4,823,540)	(5,835,868)	(6,676,575)
Class S2	(304,139)	(293,428)	(1,641,507)	(1,517,211)
Class Z	(9,349,344)	(7,575,291)	(34,391,146)	(32,027,968)
Total distributions	(18,098,502)	(15,979,647)	(52,395,804)	(52,796,838)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	131,831,050	71,484,449	181,881,107	215,596,514
Proceeds from shares issued in merger (Note 14)	441,776,493	—	—	—
Reinvestment of distributions	18,098,502	15,979,647	52,395,804	52,796,838
	591,706,045	87,464,096	234,276,911	268,393,352
Cost of shares redeemed	(128,486,210)	(97,832,372)	(191,725,403)	(129,159,106)
Net increase (decrease) in net assets resulting from capital share transactions	463,219,835	(10,368,276)	42,551,508	139,234,246
Net increase in net assets	519,058,055	30,538,770	132,200,155	253,507,847
NET ASSETS:
Beginning of year or period	475,025,241	444,486,471	1,105,452,311	851,944,464
End of year or period	$994,083,296	$475,025,241	$1,237,652,466	$1,105,452,311
See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2030 Portfolio		Voya Index Solution 2035 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$15,914,817	$11,560,756	$23,954,970	$19,230,378
Net realized gain	19,891,612	18,030,414	52,317,584	38,890,231
Net change in unrealized appreciation (depreciation)	58,809,247	66,071,960	84,257,335	128,173,901
Increase in net assets resulting from operations	94,615,676	95,663,130	160,529,889	186,294,510
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,626,967)	(1,389,077)	(8,357,037)	(9,351,556)
Class I	(409,433)	(357,097)	(3,457,004)	(3,201,072)
Class S	(671,172)	(596,130)	(5,329,917)	(5,875,369)
Class S2	(335,167)	(238,292)	(1,886,218)	(1,545,029)
Class Z	(27,537,089)	(21,967,828)	(39,169,338)	(32,118,650)
Total distributions	(30,579,828)	(24,548,424)	(58,199,514)	(52,091,676)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	140,373,100	172,683,194	188,359,365	237,452,242
Reinvestment of distributions	30,579,828	24,548,424	58,199,514	52,091,676
	170,952,928	197,231,618	246,558,879	289,543,918
Cost of shares redeemed	(79,365,913)	(39,594,711)	(175,307,423)	(110,295,595)
Net increase in net assets resulting from capital share transactions	91,587,015	157,636,907	71,251,456	179,248,323
Net increase in net assets	155,622,863	228,751,613	173,581,831	313,451,157
NET ASSETS:
Beginning of year or period	623,934,116	395,182,503	1,083,611,758	770,160,601
End of year or period	$779,556,979	$623,934,116	$1,257,193,589	$1,083,611,758
See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2040 Portfolio		Voya Index Solution 2045 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$11,932,978	$8,299,977	$16,340,579	$12,485,579
Net realized gain	17,347,476	15,272,552	38,749,191	29,202,280
Net change in unrealized appreciation (depreciation)	56,766,366	54,559,870	71,679,396	97,502,541
Increase in net assets resulting from operations	86,046,820	78,132,399	126,769,166	139,190,400
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,035,335)	(944,613)	(6,283,226)	(7,369,585)
Class I	(321,833)	(214,734)	(3,063,168)	(2,733,025)
Class S	(519,370)	(462,330)	(3,773,890)	(4,239,765)
Class S2	(138,265)	(118,389)	(1,178,350)	(1,070,837)
Class Z	(22,211,017)	(16,464,473)	(27,811,102)	(22,826,868)
Total distributions	(24,225,820)	(18,204,539)	(42,109,736)	(38,240,080)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	127,966,528	144,976,166	176,126,996	161,741,859
Reinvestment of distributions	24,225,820	18,204,539	42,109,736	38,240,080
	152,192,348	163,180,705	218,236,732	199,981,939
Cost of shares redeemed	(54,212,607)	(25,057,448)	(121,140,377)	(74,762,682)
Net increase in net assets resulting from capital share transactions	97,979,741	138,123,257	97,096,355	125,219,257
Net increase in net assets	159,800,741	198,051,117	181,755,785	226,169,577
NET ASSETS:
Beginning of year or period	470,558,279	272,507,162	747,203,739	521,034,162
End of year or period	$630,359,020	$470,558,279	$928,959,524	$747,203,739
See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2050 Portfolio		Voya Index Solution 2055 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$7,978,125	$5,489,353	$8,002,619	$5,631,663
Net realized gain	10,358,760	10,207,931	15,810,552	12,678,424
Net change in unrealized appreciation (depreciation)	42,996,640	39,413,110	43,015,775	43,682,245
Increase in net assets resulting from operations	61,333,525	55,110,394	66,828,946	61,992,332
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(775,910)	(639,345)	(2,421,084)	(2,502,162)
Class I	(348,884)	(206,350)	(1,744,199)	(1,263,096)
Class S	(519,111)	(410,826)	(1,713,622)	(1,646,898)
Class S2	(127,088)	(113,385)	(624,512)	(499,112)
Class Z	(14,963,072)	(10,045,779)	(12,189,910)	(8,817,712)
Total distributions	(16,734,065)	(11,415,685)	(18,693,327)	(14,728,980)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,675,567	106,664,469	114,774,349	104,869,051
Reinvestment of distributions	16,734,065	11,415,685	18,693,327	14,728,980
	122,409,632	118,080,154	133,467,676	119,598,031
Cost of shares redeemed	(48,387,465)	(15,101,324)	(56,481,022)	(31,452,413)
Net increase in net assets resulting from capital share transactions	74,022,167	102,978,830	76,986,654	88,145,618
Net increase in net assets	118,621,627	146,673,539	125,122,273	135,408,970
NET ASSETS:
Beginning of year or period	324,718,905	178,045,366	350,027,577	214,618,607
End of year or period	$443,340,532	$324,718,905	$475,149,850	$350,027,577
See Accompanying Notes to Financial Statements
33

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2060 Portfolio		Voya Index Solution 2065 Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	July 29, 2020(1) to December 31, 2020
FROM OPERATIONS:
Net investment income	$3,007,762	$1,672,174	$31,655
Net realized gain	3,624,556	3,200,788	33,593
Net change in unrealized appreciation (depreciation)	20,533,492	11,530,451	404,113
Increase in net assets resulting from operations	27,165,810	16,403,413	469,361
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(374,965)	(242,830)	(2,696)
Class I	(389,656)	(159,806)	(2,881)
Class S	(254,832)	(147,396)	(2,954)
Class S2	(55,293)	(41,350)	(1,341)
Class Z	(4,123,271)	(2,083,235)	(25,485)
Total distributions	(5,198,017)	(2,674,617)	(35,357)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,479,359	53,468,952	4,299,579
Reinvestment of distributions	5,198,017	2,674,617	35,357
	80,677,376	56,143,569	4,334,936
Cost of shares redeemed	(16,986,595)	(6,457,877)	(299,006)
Net increase in net assets resulting from capital share transactions	63,690,781	49,685,692	4,035,930
Net increase in net assets	85,658,574	63,414,488	4,469,934
NET ASSETS:
Beginning of year or period	109,242,766	45,828,278	—
End of year or period	$194,901,340	$109,242,766	$4,469,934

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
34

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-20	10.54	0.20•	0.91	1.11	0.17	0.21	—	0.38	—	11.27	10.74	0.79	0.74	0.74	1.85	104,557	45
12-31-19	9.66	0.16•	1.05	1.21	0.18	0.15	—	0.33	—	10.54	12.62	0.76	0.74	0.74	1.52	81,027	38
12-31-18	10.34	0.16•	(0.51)	(0.35)	0.17	0.16	—	0.33	—	9.66	(3.50)	0.77	0.71	0.71	1.59	87,697	38
12-31-17	9.71	0.16•	0.68	0.84	0.16	0.05	—	0.21	—	10.34	8.69	0.76	0.68	0.68	1.64	110,507	32
12-31-16	9.55	0.18•	0.27	0.45	0.15	0.14	—	0.29	—	9.71	4.71	0.77	0.62	0.62	1.82	119,455	45
Class I
12-31-20	10.82	0.25•	0.95	1.20	0.23	0.21	—	0.44	—	11.58	11.32	0.29	0.24	0.24	2.31	20,513	45
12-31-19	9.92	0.21•	1.08	1.29	0.24	0.15	—	0.39	—	10.82	13.16	0.26	0.24	0.24	2.02	18,653	38
12-31-18	10.62	0.23	(0.54)	(0.31)	0.23	0.16	—	0.39	—	9.92	(3.04)	0.27	0.21	0.21	2.11	21,140	38
12-31-17	9.96	0.22•	0.71	0.93	0.22	0.05	—	0.27	—	10.62	9.36	0.26	0.18	0.18	2.11	22,916	32
12-31-16	9.77	0.23•	0.28	0.51	0.18	0.14	—	0.32	—	9.96	5.23	0.27	0.12	0.12	2.33	29,545	45
Class S
12-31-20	10.71	0.23	0.93	1.16	0.20	0.21	—	0.41	—	11.46	11.05	0.54	0.49	0.49	2.10	147,405	45
12-31-19	9.82	0.19•	1.06	1.25	0.21	0.15	—	0.36	—	10.71	12.88	0.51	0.49	0.49	1.78	136,385	38
12-31-18	10.51	0.19•	(0.52)	(0.33)	0.20	0.16	—	0.36	—	9.82	(3.25)	0.52	0.46	0.46	1.84	140,647	38
12-31-17	9.86	0.19•	0.70	0.89	0.19	0.05	—	0.24	—	10.51	9.06	0.51	0.43	0.43	1.89	168,730	32
12-31-16	9.68	0.20•	0.28	0.48	0.16	0.14	—	0.30	—	9.86	4.95	0.52	0.37	0.37	2.05	174,891	45
Class S2
12-31-20	10.48	0.21•	0.90	1.11	0.18	0.21	—	0.39	—	11.20	10.79	0.69	0.64	0.64	1.99	16,526	45
12-31-19	9.61	0.16•	1.05	1.21	0.19	0.15	—	0.34	—	10.48	12.70	0.66	0.64	0.64	1.55	8,387	38
12-31-18	10.29	0.19•	(0.52)	(0.33)	0.19	0.16	—	0.35	—	9.61	(3.39)	0.67	0.61	0.61	1.85	16,240	38
12-31-17	9.66	0.18•	0.68	0.86	0.18	0.05	—	0.23	—	10.29	8.89	0.66	0.58	0.58	1.75	12,928	32
12-31-16	9.50	0.19•	0.27	0.46	0.16	0.14	—	0.30	—	9.66	4.79	0.70	0.52	0.52	1.98	13,809	45
Class Z
12-31-20	10.93	0.30•	0.93	1.23	0.23	0.21	—	0.44	—	11.72	11.48	0.25	0.00*	0.00*	2.66	705,082	45
12-31-19	9.99	0.25•	1.08	1.33	0.24	0.15	—	0.39	—	10.93	13.47	0.26	0.00*	0.00*	2.32	230,574	38
12-31-18	10.67	0.24•	(0.53)	(0.29)	0.23	0.16	—	0.39	—	9.99	(2.83)	0.27	0.00*	0.00*	2.33	178,763	38
12-31-17	9.99	0.25•	0.70	0.95	0.22	0.05	—	0.27	—	10.67	9.54	0.26	0.00*	0.00*	2.45	169,194	32
12-31-16	9.79	0.32•	0.20	0.52	0.18	0.14	—	0.32	—	9.99	5.32	0.27	0.00*	0.00*	3.20	70,857	45
Voya Index Solution 2025 Portfolio
Class ADV
12-31-20	11.22	0.19•	1.17	1.36	0.17	0.33	—	0.50	—	12.08	12.50	0.79	0.74	0.74	1.70	186,131	50
12-31-19	9.99	0.17•	1.61	1.78	0.16	0.39	—	0.55	—	11.22	18.15	0.75	0.72	0.72	1.55	193,477	28
12-31-18	10.94	0.17•	(0.73)	(0.56)	0.14	0.25	—	0.39	—	9.99	(5.37)	0.76	0.70	0.70	1.53	196,102	35
12-31-17	9.89	0.15•	1.25	1.40	0.14	0.21	—	0.35	—	10.94	14.32	0.76	0.68	0.68	1.44	232,790	32
12-31-16	10.19	0.19	0.47	0.66	0.21	0.75	—	0.96	—	9.89	6.61	0.77	0.63	0.63	1.86	228,234	44

See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class I
12-31-20	11.51	0.24•	1.21	1.45	0.23	0.33	—	0.56	—	12.40	13.05	0.29	0.24	0.24	2.13	52,341	50
12-31-19	10.24	0.23•	1.65	1.88	0.22	0.39	—	0.61	—	11.51	18.78	0.25	0.22	0.22	2.07	60,504	28
12-31-18	11.21	0.23	(0.76)	(0.53)	0.19	0.25	—	0.44	—	10.24	(4.94)	0.26	0.20	0.20	2.06	56,645	35
12-31-17	10.13	0.21•	1.27	1.48	0.19	0.21	—	0.40	—	11.21	14.84	0.26	0.18	0.18	1.94	60,664	32
12-31-16	10.42	0.25•	0.48	0.73	0.27	0.75	—	1.02	—	10.13	7.14	0.27	0.13	0.13	2.39	56,555	44
Class S
12-31-20	11.38	0.24	1.17	1.41	0.20	0.33	—	0.53	—	12.26	12.83	0.54	0.49	0.49	1.97	135,558	50
12-31-19	10.13	0.21	1.62	1.83	0.19	0.39	—	0.58	—	11.38	18.46	0.50	0.47	0.47	1.82	133,118	28
12-31-18	11.09	0.19•	(0.74)	(0.55)	0.16	0.25	—	0.41	—	10.13	(5.17)	0.51	0.45	0.45	1.78	120,905	35
12-31-17	10.02	0.18•	1.26	1.44	0.16	0.21	—	0.37	—	11.09	14.62	0.51	0.43	0.43	1.69	149,827	32
12-31-16	10.31	0.21•	0.48	0.69	0.23	0.75	—	0.98	—	10.02	6.85	0.52	0.38	0.38	2.07	150,126	44
Class S2
12-31-20	11.17	0.20•	1.18	1.38	0.20	0.33	—	0.53	—	12.02	12.71	0.69	0.64	0.64	1.85	36,080	50
12-31-19	9.96	0.18•	1.60	1.78	0.18	0.39	—	0.57	—	11.17	18.23	0.65	0.62	0.62	1.70	32,859	28
12-31-18	10.90	0.17•	(0.72)	(0.55)	0.14	0.25	—	0.39	—	9.96	(5.29)	0.66	0.60	0.60	1.61	26,038	35
12-31-17	9.86	0.16•	1.24	1.40	0.15	0.21	—	0.36	—	10.90	14.41	0.66	0.58	0.58	1.55	34,197	32
12-31-16	10.16	0.20•	0.47	0.67	0.22	0.75	—	0.97	—	9.86	6.72	0.70	0.53	0.53	2.04	34,034	44
Class Z
12-31-20	11.62	0.29•	1.21	1.50	0.23	0.33	—	0.56	—	12.56	13.36	0.24	0.00*	0.00*	2.49	827,543	50
12-31-19	10.31	0.26•	1.66	1.92	0.22	0.39	—	0.61	—	11.62	19.04	0.25	0.00*	0.00*	2.35	685,495	28
12-31-18	11.26	0.26•	(0.77)	(0.51)	0.19	0.25	—	0.44	—	10.31	(4.74)	0.26	0.00*	0.00*	2.31	452,255	35
12-31-17	10.16	0.25•	1.25	1.50	0.19	0.21	—	0.40	—	11.26	15.00	0.26	0.00*	0.00*	2.31	371,838	32
12-31-16	10.43	0.32•	0.43	0.75	0.27	0.75	—	1.02	—	10.16	7.33	0.27	0.00*	0.00*	3.13	118,855	44
Voya Index Solution 2030 Portfolio
Class ADV
12-31-20	15.89	0.26•	1.77	2.03	0.23	0.46	—	0.69	—	17.23	13.22	0.83	0.74	0.74	1.69	42,311	45
12-31-19	13.81	0.23•	2.53	2.76	0.20	0.48	—	0.68	—	15.89	20.35	0.74	0.73	0.73	1.55	36,621	29
12-31-18	15.28	0.24•	(1.21)	(0.97)	0.15	0.35	—	0.50	—	13.81	(6.60)	0.75	0.70	0.70	1.61	27,143	33
12-31-17	13.22	0.21•	1.98	2.19	0.05	0.08	—	0.13	—	15.28	16.62	0.76	0.69	0.69	1.48	20,939	32
12-31-16	12.39	0.27•	0.58	0.85	0.01	0.01	—	0.02	—	13.22	6.84	0.83	0.63	0.63	2.13	10,732	64
Class I
12-31-20	16.37	0.34•	1.82	2.16	0.29	0.46	—	0.75	—	17.78	13.72	0.33	0.24	0.24	2.13	9,372	45
12-31-19	14.19	0.31•	2.61	2.92	0.26	0.48	—	0.74	—	16.37	21.02	0.24	0.23	0.23	2.01	8,674	29
12-31-18	15.65	0.31•	(1.23)	(0.92)	0.19	0.35	—	0.54	—	14.19	(6.11)	0.25	0.20	0.20	2.03	6,304	33
12-31-17	13.50	0.31•	1.99	2.30	0.07	0.08	—	0.15	—	15.65	17.14	0.26	0.19	0.19	2.10	4,953	32
12-31-16	12.60	0.31•	0.61	0.92	0.01	0.01	—	0.02	—	13.50	7.31	0.33	0.13	0.13	2.36	2,173	64

See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S
12-31-20	16.24	0.31•	1.79	2.10	0.25	0.46	—	0.71	—	17.63	13.45	0.58	0.49	0.49	1.96	17,414	45
12-31-19	14.09	0.28•	2.58	2.86	0.23	0.48	—	0.71	—	16.24	20.67	0.49	0.48	0.48	1.79	14,570	29
12-31-18	15.56	0.28	(1.24)	(0.96)	0.16	0.35	—	0.51	—	14.09	(6.40)	0.50	0.45	0.45	1.77	11,224	33
12-31-17	13.44	0.27•	1.99	2.26	0.06	0.08	—	0.14	—	15.56	16.91	0.51	0.44	0.44	1.82	12,320	32
12-31-16	12.57	0.37•	0.52	0.89	0.01	0.01	—	0.02	—	13.44	7.08	0.58	0.38	0.38	2.83	6,607	64
Class S2
12-31-20	16.02	0.31•	1.73	2.04	0.25	0.46	—	0.71	—	17.35	13.26	0.73	0.64	0.64	1.96	10,670	45
12-31-19	13.94	0.27•	2.53	2.80	0.24	0.48	—	0.72	—	16.02	20.50	0.64	0.63	0.63	1.77	5,688	29
12-31-18	15.37	0.26•	(1.22)	(0.96)	0.12	0.35	—	0.47	—	13.94	(6.47)	0.65	0.60	0.60	1.74	2,239	33
12-31-17	13.29	0.22•	1.99	2.21	0.05	0.08	—	0.13	—	15.37	16.69	0.66	0.59	0.59	1.54	1,800	32
12-31-16	12.45	0.33•	0.53	0.86	0.01	0.01	—	0.02	—	13.29	6.92	0.76	0.53	0.53	2.54	1,735	64
Class Z
12-31-20	16.48	0.40•	1.83	2.23	0.29	0.46	—	0.75	—	17.96	14.06	0.24	0.00*	0.00*	2.45	699,789	45
12-31-19	14.26	0.36•	2.60	2.96	0.26	0.48	—	0.74	—	16.48	21.20	0.24	0.00*	0.00*	2.30	558,381	29
12-31-18	15.69	0.36•	(1.25)	(0.89)	0.19	0.35	—	0.54	—	14.26	(5.90)	0.25	0.00*	0.00*	2.29	348,273	33
12-31-17	13.51	0.35•	1.98	2.33	0.07	0.08	—	0.15	—	15.69	17.35	0.26	0.00*	0.00*	2.36	267,328	32
12-31-16	12.59	0.46•	0.48	0.94	0.01	0.01	—	0.02	—	13.51	7.48	0.33	0.00*	0.00*	3.53	72,347	64
Voya Index Solution 2035 Portfolio
Class ADV
12-31-20	11.72	0.18•	1.37	1.55	0.16	0.42	—	0.58	—	12.69	13.85	0.80	0.74	0.74	1.58	172,517	45
12-31-19	10.14	0.17•	2.00	2.17	0.15	0.44	—	0.59	—	11.72	21.91	0.74	0.73	0.73	1.51	186,455	28
12-31-18	11.34	0.16•	(0.94)	(0.78)	0.13	0.29	—	0.42	—	10.14	(7.26)	0.75	0.70	0.70	1.45	176,145	33
12-31-17	9.98	0.15•	1.61	1.76	0.13	0.27	—	0.40	—	11.34	17.95	0.76	0.68	0.68	1.37	215,074	25
12-31-16	10.34	0.19	0.57	0.76	0.19	0.93	—	1.12	—	9.98	7.63	0.76	0.63	0.63	1.86	203,566	41
Class I
12-31-20	12.06	0.23•	1.43	1.66	0.23	0.42	—	0.65	—	13.07	14.41	0.30	0.24	0.24	2.01	54,401	45
12-31-19	10.42	0.24	2.05	2.29	0.21	0.44	—	0.65	—	12.06	22.58	0.24	0.23	0.23	2.00	64,433	28
12-31-18	11.65	0.22	(0.98)	(0.76)	0.18	0.29	—	0.47	—	10.42	(6.86)	0.25	0.20	0.20	1.99	55,982	33
12-31-17	10.23	0.20	1.68	1.88	0.19	0.27	—	0.46	—	11.65	18.65	0.26	0.18	0.18	1.89	58,021	25
12-31-16	10.58	0.25•	0.58	0.83	0.25	0.93	—	1.18	—	10.23	8.12	0.26	0.13	0.13	2.40	47,484	41
Class S
12-31-20	11.91	0.23	1.37	1.60	0.19	0.42	—	0.61	—	12.90	14.12	0.55	0.49	0.49	1.86	112,188	45
12-31-19	10.29	0.21	2.03	2.24	0.18	0.44	—	0.62	—	11.91	22.36	0.49	0.48	0.48	1.76	110,305	28
12-31-18	11.51	0.19•	(0.97)	(0.78)	0.15	0.29	—	0.44	—	10.29	(7.12)	0.50	0.45	0.45	1.70	96,259	33
12-31-17	10.11	0.17•	1.66	1.83	0.16	0.27	—	0.43	—	11.51	18.39	0.51	0.43	0.43	1.61	121,702	25
12-31-16	10.47	0.21•	0.58	0.79	0.22	0.93	—	1.15	—	10.11	7.77	0.51	0.38	0.38	2.06	118,463	41

See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class S2
12-31-20	11.71	0.20•	1.36	1.56	0.19	0.42	—	0.61	—	12.66	13.93	0.70	0.64	0.64	1.79	41,739	45
12-31-19	10.13	0.18•	2.00	2.18	0.16	0.44	—	0.60	—	11.71	22.09	0.64	0.63	0.63	1.62	33,877	28
12-31-18	11.32	0.17•	(0.94)	(0.77)	0.13	0.29	—	0.42	—	10.13	(7.14)	0.65	0.60	0.60	1.52	29,751	33
12-31-17	9.96	0.16	1.62	1.78	0.15	0.27	—	0.42	—	11.32	18.14	0.66	0.58	0.58	1.50	37,316	25
12-31-16	10.33	0.20	0.56	0.76	0.20	0.93	—	1.13	—	9.96	7.65	0.69	0.53	0.53	2.01	32,558	41
Class Z
12-31-20	12.20	0.28•	1.43	1.71	0.23	0.42	—	0.65	—	13.26	14.66	0.24	0.00*	0.00*	2.40	876,349	45
12-31-19	10.51	0.27•	2.07	2.34	0.21	0.44	—	0.65	—	12.20	22.88	0.24	0.00*	0.00*	2.31	688,542	28
12-31-18	11.72	0.26•	(1.00)	(0.74)	0.18	0.29	—	0.47	—	10.51	(6.64)	0.25	0.00*	0.00*	2.24	412,024	33
12-31-17	10.27	0.25•	1.66	1.91	0.19	0.27	—	0.46	—	11.72	18.88	0.26	0.00*	0.00*	2.26	327,540	25
12-31-16	10.61	0.34•	0.50	0.84	0.25	0.93	—	1.18	—	10.27	8.21	0.26	0.00*	0.00*	3.31	101,022	41
Voya Index Solution 2040 Portfolio
Class ADV
12-31-20	16.81	0.27	2.16	2.43	0.22	0.53	—	0.75	—	18.49	15.08	0.86	0.74	0.74	1.62	26,276	32
12-31-19	14.29	0.24•	3.01	3.25	0.19	0.54	—	0.73	—	16.81	23.19	0.74	0.73	0.73	1.48	24,422	23
12-31-18	16.00	0.23•	(1.45)	(1.22)	0.13	0.36	—	0.49	—	14.29	(7.94)	0.75	0.71	0.71	1.48	15,441	30
12-31-17	13.57	0.21•	2.36	2.57	0.05	0.09	—	0.14	—	16.00	19.05	0.77	0.68	0.68	1.44	11,117	29
12-31-16	12.62	0.29•	0.68	0.97	0.01	0.01	—	0.02	—	13.57	7.67	0.90	0.62	0.62	2.27	5,222	52
Class I
12-31-20	17.28	0.37•	2.21	2.58	0.29	0.53	—	0.82	—	19.04	15.62	0.36	0.24	0.24	2.20	7,830	32
12-31-19	14.65	0.32•	3.09	3.41	0.24	0.54	—	0.78	—	17.28	23.82	0.24	0.23	0.23	1.95	5,832	23
12-31-18	16.36	0.32•	(1.50)	(1.18)	0.17	0.36	—	0.53	—	14.65	(7.53)	0.25	0.21	0.21	1.97	3,952	30
12-31-17	13.82	0.32•	2.38	2.70	0.07	0.09	—	0.16	—	16.36	19.68	0.27	0.18	0.18	2.12	2,612	29
12-31-16	12.79	0.32•	0.73	1.05	0.01	0.01	—	0.02	—	13.82	8.24	0.40	0.12	0.12	2.43	659	52
Class S
12-31-20	17.24	0.32•	2.21	2.53	0.25	0.53	—	0.78	—	18.99	15.34	0.61	0.49	0.49	1.94	13,728	32
12-31-19	14.62	0.28•	3.09	3.37	0.21	0.54	—	0.75	—	17.24	23.53	0.49	0.48	0.48	1.71	11,372	23
12-31-18	16.33	0.26	(1.47)	(1.21)	0.14	0.36	—	0.50	—	14.62	(7.73)	0.50	0.46	0.46	1.64	7,981	30
12-31-17	13.82	0.25•	2.41	2.66	0.06	0.09	—	0.15	—	16.33	19.39	0.52	0.43	0.43	1.64	8,832	29
12-31-16	12.83	0.38•	0.63	1.01	0.01	0.01	—	0.02	—	13.82	7.89	0.65	0.37	0.37	2.85	5,044	52
Class S2
12-31-20	16.98	0.31•	2.16	2.47	0.24	0.53	—	0.77	—	18.68	15.17	0.76	0.64	0.64	1.89	4,557	32
12-31-19	14.42	0.24•	3.06	3.30	0.20	0.54	—	0.74	—	16.98	23.36	0.64	0.63	0.63	1.51	2,896	23
12-31-18	16.13	0.23•	(1.46)	(1.23)	0.12	0.36	—	0.48	—	14.42	(7.90)	0.65	0.61	0.61	1.47	1,905	30
12-31-17	13.67	0.23•	2.38	2.61	0.06	0.09	—	0.15	—	16.13	19.21	0.67	0.58	0.58	1.50	1,688	29
12-31-16	12.70	0.34•	0.65	0.99	0.01	0.01	—	0.02	—	13.67	7.82	0.83	0.52	0.52	2.60	651	52

See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class Z
12-31-20	17.43	0.41•	2.25	2.66	0.29	0.53	—	0.82	—	19.27	15.96	0.23	0.00*	0.00*	2.41	577,969	32
12-31-19	14.74	0.37•	3.10	3.47	0.24	0.54	—	0.78	—	17.43	24.08	0.24	0.00*	0.00*	2.25	426,037	23
12-31-18	16.42	0.36•	(1.51)	(1.15)	0.17	0.36	—	0.53	—	14.74	(7.32)	0.25	0.00*	0.00*	2.22	243,229	30
12-31-17	13.85	0.34•	2.39	2.73	0.07	0.09	—	0.16	—	16.42	19.86	0.27	0.00*	0.00*	2.21	169,065	29
12-31-16	12.80	0.47•	0.61	1.08	0.02	0.01	—	0.03	—	13.85	8.40	0.40	0.00*	0.00*	3.51	48,146	52
Voya Index Solution 2045 Portfolio
Class ADV
12-31-20	12.17	0.18•	1.58	1.76	0.15	0.47	—	0.62	—	13.31	15.23	0.81	0.74	0.74	1.54	129,548	34
12-31-19	10.38	0.16•	2.29	2.45	0.14	0.52	—	0.66	—	12.17	24.29	0.73	0.73	0.73	1.39	134,331	24
12-31-18	11.79	0.15•	(1.13)	(0.98)	0.11	0.32	—	0.43	—	10.38	(8.70)	0.74	0.72	0.72	1.31	122,905	31
12-31-17	10.22	0.13•	1.88	2.01	0.12	0.32	—	0.44	—	11.79	19.96	0.75	0.69	0.69	1.20	148,205	25
12-31-16	10.55	0.17	0.61	0.78	0.17	0.94	—	1.11	—	10.22	7.67	0.76	0.64	0.64	1.70	139,777	41
Class I
12-31-20	12.61	0.23•	1.66	1.89	0.22	0.47	—	0.69	—	13.81	15.78	0.31	0.24	0.24	1.92	46,883	34
12-31-19	10.74	0.22	2.38	2.60	0.21	0.52	—	0.73	—	12.61	24.89	0.23	0.23	0.23	1.89	53,784	24
12-31-18	12.17	0.22	(1.16)	(0.94)	0.17	0.32	—	0.49	—	10.74	(8.16)	0.24	0.22	0.22	1.84	43,658	31
12-31-17	10.54	0.20•	1.93	2.13	0.18	0.32	—	0.50	—	12.17	20.48	0.25	0.19	0.19	1.76	48,317	25
12-31-16	10.84	0.24•	0.63	0.87	0.23	0.94	—	1.17	—	10.54	8.29	0.26	0.14	0.14	2.24	35,877	41
Class S
12-31-20	12.41	0.23	1.60	1.83	0.19	0.47	—	0.66	—	13.58	15.49	0.56	0.49	0.49	1.80	77,113	34
12-31-19	10.58	0.20	2.33	2.53	0.18	0.52	—	0.70	—	12.41	24.55	0.48	0.48	0.48	1.64	74,022	24
12-31-18	12.00	0.18•	(1.14)	(0.96)	0.14	0.32	—	0.46	—	10.58	(8.44)	0.49	0.47	0.47	1.53	65,002	31
12-31-17	10.40	0.17	1.90	2.07	0.15	0.32	—	0.47	—	12.00	20.21	0.50	0.44	0.44	1.46	87,386	25
12-31-16	10.70	0.21	0.62	0.83	0.19	0.94	—	1.13	—	10.40	8.05	0.51	0.39	0.39	1.91	76,656	41
Class S2
12-31-20	12.19	0.20•	1.58	1.78	0.18	0.47	—	0.65	—	13.32	15.35	0.71	0.64	0.64	1.72	25,318	34
12-31-19	10.41	0.16	2.30	2.46	0.16	0.52	—	0.68	—	12.19	24.34	0.63	0.63	0.63	1.50	20,384	24
12-31-18	11.80	0.16•	(1.12)	(0.96)	0.11	0.32	—	0.43	—	10.41	(8.52)	0.64	0.62	0.62	1.40	16,121	31
12-31-17	10.24	0.14•	1.88	2.02	0.14	0.32	—	0.46	—	11.80	19.97	0.65	0.59	0.59	1.26	19,206	25
12-31-16	10.56	0.20•	0.60	0.80	0.18	0.94	—	1.12	—	10.24	7.88	0.69	0.54	0.54	1.93	18,507	41
Class Z
12-31-20	12.74	0.29•	1.66	1.95	0.22	0.47	—	0.69	—	14.00	16.09	0.23	0.00*	0.00*	2.36	650,098	34
12-31-19	10.82	0.27•	2.38	2.65	0.21	0.52	—	0.73	—	12.74	25.17	0.23	0.00*	0.00*	2.21	464,683	24
12-31-18	12.24	0.26•	(1.19)	(0.93)	0.17	0.32	—	0.49	—	10.82	(8.03)	0.24	0.00*	0.00*	2.14	273,348	31
12-31-17	10.57	0.24•	1.93	2.17	0.18	0.32	—	0.50	—	12.24	20.81	0.25	0.00*	0.00*	2.12	208,189	25
12-31-16	10.85	0.34•	0.55	0.89	0.23	0.94	—	1.17	—	10.57	8.47	0.26	0.00*	0.00*	3.21	58,923	41

See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio
Class ADV
12-31-20	17.18	0.25•	2.15	2.40	0.20	0.53	—	0.73	—	18.85	14.66	0.91	0.74	0.74	1.53	19,574	29
12-31-19	14.39	0.24•	3.24	3.48	0.17	0.52	—	0.69	—	17.18	24.60	0.74	0.74	0.74	1.47	17,450	22
12-31-18	16.26	0.22•	(1.62)	(1.40)	0.11	0.36	—	0.47	—	14.39	(8.92)	0.75	0.73	0.73	1.39	11,155	28
12-31-17	13.65	0.20•	2.53	2.73	0.04	0.08	—	0.12	—	16.26	20.12	0.78	0.70	0.70	1.31	7,817	26
12-31-16	12.69	0.27•	0.73	1.00	0.01	0.03	—	0.04	—	13.65	7.94	1.03	0.64	0.64	2.05	3,296	49
Class I
12-31-20	17.58	0.35•	2.20	2.55	0.27	0.53	—	0.80	—	19.33	15.25	0.41	0.24	0.24	2.07	8,770	29
12-31-19	14.69	0.32•	3.31	3.63	0.22	0.52	—	0.74	—	17.58	25.21	0.24	0.24	0.24	1.97	6,367	22
12-31-18	16.55	0.30•	(1.65)	(1.35)	0.15	0.36	—	0.51	—	14.69	(8.49)	0.25	0.23	0.23	1.82	3,851	28
12-31-17	13.84	0.31•	2.55	2.86	0.07	0.08	—	0.15	—	16.55	20.75	0.28	0.20	0.20	2.00	3,195	26
12-31-16	12.80	0.33•	0.76	1.09	0.02	0.03	—	0.05	—	13.84	8.52	0.53	0.14	0.14	2.52	950	49
Class S
12-31-20	17.53	0.30•	2.20	2.50	0.24	0.53	—	0.77	—	19.26	14.94	0.66	0.49	0.49	1.80	12,575	29
12-31-19	14.65	0.28•	3.31	3.59	0.19	0.52	—	0.71	—	17.53	24.94	0.49	0.49	0.49	1.70	10,885	22
12-31-18	16.51	0.25	(1.63)	(1.38)	0.12	0.36	—	0.48	—	14.65	(8.68)	0.50	0.48	0.48	1.53	7,477	28
12-31-17	13.83	0.24•	2.58	2.82	0.06	0.08	—	0.14	—	16.51	20.47	0.53	0.45	0.45	1.56	8,090	26
12-31-16	12.83	0.37•	0.68	1.05	0.02	0.03	—	0.05	—	13.83	8.20	0.78	0.39	0.39	2.76	3,987	49
Class S2
12-31-20	17.26	0.29•	2.14	2.43	0.21	0.53	—	0.74	—	18.95	14.77	0.81	0.64	0.64	1.77	3,563	29
12-31-19	14.45	0.25•	3.25	3.50	0.17	0.52	—	0.69	—	17.26	24.69	0.64	0.64	0.64	1.53	3,072	22
12-31-18	16.30	0.22•	(1.60)	(1.38)	0.11	0.36	—	0.47	—	14.45	(8.80)	0.65	0.63	0.63	1.36	2,023	28
12-31-17	13.68	0.23•	2.52	2.75	0.05	0.08	—	0.13	—	16.30	20.21	0.68	0.60	0.60	1.50	1,973	26
12-31-16	12.71	0.35•	0.67	1.02	0.02	0.03	—	0.05	—	13.68	8.04	0.96	0.54	0.54	2.66	766	49
Class Z
12-31-20	17.73	0.40•	2.21	2.61	0.27	0.53	—	0.80	—	19.54	15.46	0.23	0.00*	0.00*	2.32	398,859	29
12-31-19	14.77	0.37•	3.33	3.70	0.22	0.52	—	0.74	—	17.73	25.56	0.24	0.00*	0.00*	2.23	286,945	22
12-31-18	16.60	0.35•	(1.67)	(1.32)	0.15	0.36	—	0.51	—	14.77	(8.28)	0.25	0.00*	0.00*	2.15	153,539	28
12-31-17	13.85	0.33•	2.57	2.90	0.07	0.08	—	0.15	—	16.60	21.03	0.28	0.00*	0.00*	2.13	97,126	26
12-31-16	12.80	0.49•	0.61	1.10	0.02	0.03	—	0.05	—	13.85	8.62	0.53	0.00*	0.00*	3.63	21,080	49
Voya Index Solution 2055 Portfolio
Class ADV
12-31-20	15.91	0.24	2.03	2.27	0.18	0.53	—	0.71	—	17.47	14.90	0.89	0.74	0.74	1.49	58,091	29
12-31-19	13.42	0.22	3.00	3.22	0.15	0.58	—	0.73	—	15.91	24.52	0.74	0.74	0.74	1.40	54,378	20
12-31-18	15.18	0.19	(1.49)	(1.30)	0.12	0.34	—	0.46	—	13.42	(8.87)	0.75	0.73	0.73	1.27	46,688	29
12-31-17	13.01	0.16	2.46	2.62	0.14	0.31	—	0.45	—	15.18	20.37	0.76	0.70	0.70	1.19	52,886	25
12-31-16	13.12	0.22•	0.75	0.97	0.18	0.90	—	1.08	—	13.01	7.61	0.78	0.64	0.64	1.68	43,002	42

See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-20	16.33	0.31•	2.09	2.40	0.25	0.53	—	0.78	—	17.95	15.43	0.39	0.24	0.24	1.95	35,009	29
12-31-19	13.75	0.30•	3.09	3.39	0.23	0.58	—	0.81	—	16.33	25.22	0.24	0.24	0.24	1.95	31,202	20
12-31-18	15.54	0.28•	(1.54)	(1.26)	0.19	0.34	—	0.53	—	13.75	(8.48)	0.25	0.23	0.23	1.82	21,247	29
12-31-17	13.29	0.27•	2.49	2.76	0.20	0.31	—	0.51	—	15.54	21.03	0.26	0.20	0.20	1.87	19,100	25
12-31-16	13.38	0.30•	0.75	1.05	0.24	0.90	—	1.14	—	13.29	8.10	0.28	0.14	0.14	2.24	10,595	42
Class S
12-31-20	16.13	0.27•	2.06	2.33	0.22	0.53	—	0.75	—	17.71	15.11	0.64	0.49	0.49	1.76	40,587	29
12-31-19	13.59	0.25•	3.06	3.31	0.19	0.58	—	0.77	—	16.13	24.94	0.49	0.49	0.49	1.66	35,423	20
12-31-18	15.36	0.23	(1.51)	(1.28)	0.15	0.34	—	0.49	—	13.59	(8.66)	0.50	0.48	0.48	1.55	26,744	29
12-31-17	13.16	0.20•	2.48	2.68	0.17	0.31	—	0.48	—	15.36	20.63	0.51	0.45	0.45	1.40	29,602	25
12-31-16	13.25	0.25•	0.76	1.01	0.20	0.90	—	1.10	—	13.16	7.89	0.53	0.39	0.39	1.92	23,832	42
Class S2
12-31-20	15.99	0.27•	2.01	2.28	0.20	0.53	—	0.73	—	17.54	14.97	0.79	0.64	0.64	1.73	17,208	29
12-31-19	13.49	0.23•	3.03	3.26	0.18	0.58	—	0.76	—	15.99	24.68	0.64	0.64	0.64	1.53	11,439	20
12-31-18	15.24	0.20•	(1.49)	(1.29)	0.12	0.34	—	0.46	—	13.49	(8.77)	0.65	0.63	0.63	1.30	7,943	29
12-31-17	13.06	0.19•	2.45	2.64	0.15	0.31	—	0.46	—	15.24	20.50	0.66	0.60	0.60	1.35	10,327	25
12-31-16	13.17	0.24•	0.74	0.98	0.19	0.90	—	1.09	—	13.06	7.71	0.71	0.54	0.54	1.87	6,752	42
Class Z
12-31-20	16.51	0.37•	2.10	2.47	0.25	0.53	—	0.78	—	18.20	15.69	0.23	0.00*	0.00*	2.32	324,254	29
12-31-19	13.86	0.35•	3.11	3.46	0.23	0.58	—	0.81	—	16.51	25.54	0.24	0.00*	0.00*	2.23	217,585	20
12-31-18	15.62	0.33•	(1.56)	(1.23)	0.19	0.34	—	0.53	—	13.86	(8.24)	0.25	0.00*	0.00*	2.15	111,996	29
12-31-17	13.33	0.30•	2.50	2.80	0.20	0.31	—	0.51	—	15.62	21.27	0.26	0.00*	0.00*	2.07	68,540	25
12-31-16	13.40	0.40•	0.67	1.07	0.24	0.90	—	1.14	—	13.33	8.24	0.28	0.00*	0.00*	3.06	17,543	42
Voya Index Solution 2060 Portfolio
Class ADV
12-31-20	13.31	0.18•	1.76	1.94	0.12	0.33	—	0.45	—	14.80	15.11	0.93	0.74	0.74	1.42	11,253	34
12-31-19	11.02	0.18•	2.50	2.68	0.09	0.30	—	0.39	—	13.31	24.62	0.77	0.74	0.74	1.45	9,576	36
12-31-18	12.49	0.17•	(1.23)	(1.06)	0.07	0.34	—	0.41	—	11.02	(8.88)	0.81	0.72	0.72	1.42	6,029	40
12-31-17	10.48	0.16•	1.97	2.13	0.03	0.09	—	0.12	—	12.49	20.44	0.90	0.70	0.70	1.40	4,579	51
12-31-16	9.77	0.21•	0.56	0.77	0.02	0.04	—	0.06	—	10.48	7.87	1.91	0.64	0.64	2.06	1,690	63
Class I
12-31-20	13.55	0.28•	1.77	2.05	0.17	0.33	—	0.50	—	15.10	15.69	0.43	0.24	0.24	2.11	13,765	34
12-31-19	11.19	0.27•	2.52	2.79	0.13	0.30	—	0.43	—	13.55	25.32	0.27	0.24	0.24	2.18	7,603	36
12-31-18	12.65	0.25•	(1.27)	(1.02)	0.10	0.34	—	0.44	—	11.19	(8.46)	0.31	0.22	0.22	2.05	3,020	40
12-31-17	10.57	0.31•	1.91	2.22	0.05	0.09	—	0.14	—	12.65	21.11	0.40	0.20	0.20	2.60	1,563	51
12-31-16	9.82	0.26•	0.54	0.80	0.01	0.04	—	0.05	—	10.57	8.24	1.41	0.14	0.14	2.52	146	63

See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S
12-31-20	13.41	0.24•	1.75	1.99	0.15	0.33	—	0.48	—	14.92	15.37	0.68	0.49	0.49	1.83	8,248	34
12-31-19	11.10	0.22•	2.50	2.72	0.11	0.30	—	0.41	—	13.41	24.87	0.52	0.49	0.49	1.74	5,693	36
12-31-18	12.56	0.21•	(1.25)	(1.04)	0.08	0.34	—	0.42	—	11.10	(8.66)	0.56	0.47	0.47	1.70	3,057	40
12-31-17	10.52	0.18•	1.99	2.17	0.04	0.09	—	0.13	—	12.56	20.76	0.65	0.45	0.45	1.51	2,294	51
12-31-16	9.79	0.25•	0.54	0.79	0.02	0.04	—	0.06	—	10.52	8.06	1.66	0.39	0.39	2.46	863	63
Class S2
12-31-20	13.37	0.22•	1.74	1.96	0.13	0.33	—	0.46	—	14.87	15.17	0.83	0.64	0.64	1.74	2,098	34
12-31-19	11.07	0.19•	2.51	2.70	0.10	0.30	—	0.40	—	13.37	24.76	0.67	0.64	0.64	1.56	1,545	36
12-31-18	12.51	0.15•	(1.20)	(1.05)	0.05	0.34	—	0.39	—	11.07	(8.75)	0.71	0.62	0.62	1.18	751	40
12-31-17	10.50	0.20•	1.95	2.15	0.05	0.09	—	0.14	—	12.51	20.54	0.80	0.60	0.60	1.68	993	51
12-31-16	9.77	0.26•	0.51	0.77	—	0.04	—	0.04	—	10.50	7.92	1.84	0.54	0.54	2.61	139	63
Class Z
12-31-20	13.67	0.31•	1.79	2.10	0.17	0.33	—	0.50	—	15.27	15.92	0.25	0.00*	0.00*	2.35	159,536	34
12-31-19	11.26	0.29•	2.55	2.84	0.13	0.30	—	0.43	—	13.67	25.61	0.27	0.00*	0.00*	2.31	84,826	36
12-31-18	12.70	0.29•	(1.29)	(1.00)	0.10	0.34	—	0.44	—	11.26	(8.27)	0.31	0.00*	0.00*	2.29	32,971	40
12-31-17	10.60	0.26•	1.98	2.24	0.05	0.09	—	0.14	—	12.70	21.24	0.40	0.00*	0.00*	2.16	15,056	51
12-31-16	9.82	0.50•	0.34	0.84	0.02	0.04	—	0.06	—	10.60	8.58	1.41	0.00*	0.00*	4.95	3,068	63
Voya Index Solution 2065 Portfolio
Class ADV
07-29-20(5) - 12-31-20	10.00	0.08•	1.58	1.66	0.07	0.01	—	0.08	—	11.58	16.62	2.09	0.74	0.74	1.87	382	17
Class I
07-29-20(5) - 12-31-20	10.00	0.13•	1.55	1.68	0.09	0.01	—	0.10	—	11.58	16.79	1.59	0.24	0.24	2.76	341	17
Class S
07-29-20(5) - 12-31-20	10.00	0.11•	1.56	1.67	0.08	0.01	—	0.09	—	11.58	16.72	1.84	0.49	0.49	2.50	382	17
Class S2
07-29-20(5) - 12-31-20	10.00	0.13•	1.53	1.66	0.08	0.01	—	0.09	—	11.57	16.59	1.99	0.64	0.64	2.80	175	17
Class Z
07-29-20(5) - 12-31-20	10.00	0.12•	1.57	1.69	0.09	0.01	—	0.10	—	11.59	16.89	1.57	0.00*	0.00*	2.74	3,190	17

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements
42

Financial Highlights (continued)

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”), Voya Index Solution 2060 Portfolio (“Index Solution 2060”) and Voya Index Solution 2065 Portfolio (“Index Solution 2065”), each a diversified series of the Company.
Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055, Index Solution 2060 and Index Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context.With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges,

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, each Portfolio, with the exception of Index Solution 2065, used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Each Portfolio, with the exception of Index Solution 2065, had purchased and sold futures contracts on various equity indices and various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts purchased and sold at December 31, 2020.
	Purchased	Sold
Index Solution Income	$34,166,011	$21,289,462
Index Solution 2025	46,884,157	46,395,146
Index Solution 2030	26,741,899	26,400,159
Index Solution 2035	45,176,909	44,748,548
Index Solution 2040	26,490,934	26,155,383
Index Solution 2045	40,142,664	39,660,511
Index Solution 2050	16,932,203	16,806,516
Index Solution 2055	18,320,257	18,158,220
Index Solution 2060	5,707,986	5,613,580
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$295,719,049	$288,424,253
Index Solution 2025	565,923,953	550,251,137
Index Solution 2030	373,857,182	298,164,196
Index Solution 2035	531,658,333	488,042,069
Index Solution 2040	235,634,821	159,015,757
Index Solution 2045	299,276,184	257,226,754
Index Solution 2050	166,355,465	101,162,283
Index Solution 2055	167,951,131	109,313,880
Index Solution 2060	94,983,967	45,699,859
Index Solution 2065	4,345,432	503,346
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares. The Distributor may pay, on behalf of each

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	25.06%
	Index Solution 2025	16.77
	Index Solution 2030	9.43
	Index Solution 2035	14.22
	Index Solution 2040	8.60
	Index Solution 2045	12.99
	Index Solution 2050	8.95
	Index Solution 2055	11.36
	Index Solution 2060	9.84
Voya Investment Management Co. LLC	Index Solution 2065	54.61
Voya Retirement Insurance and Annuity Company	Index Solution Income	74.92
	Index Solution 2025	83.23
	Index Solution 2030	90.55
	Index Solution 2035	85.77
	Index Solution 2040	91.38
	Index Solution 2045	87.01
	Index Solution 2050	91.05
	Index Solution 2055	88.64
	Index Solution 2060	90.16
	Index Solution 2065	42.75
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Index Solution Income	$111,223
Index Solution 2025	179,999
Index Solution 2030	57,127
Index Solution 2035	206,912
Index Solution 2040	56,836
Index Solution 2045	209,485
Index Solution 2050	69,491
Index Solution 2055	209,928
Index Solution 2060	50,652
Index Solution 2065	55
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding, except for Class Z, interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed in the table below.
Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2065	0.89%	0.39%	0.64%	0.79%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Pursuant to a side letter agreement, through May 1, 2021, the Investment Adviser has agreed to waive all or a portion of the management fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests, investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business.

The Expense Limitation Agreement is contractual through May 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The
Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2020.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	13	$2,126,154	1.07%
Index Solution 2025	24	2,369,875	1.29
Index Solution 2030	17	1,594,882	1.22
Index Solution 2035	28	2,040,571	1.32
Index Solution 2040	19	1,084,684	1.26
Index Solution 2045	24	1,302,792	1.32
Index Solution 2050	10	889,800	1.10
Index Solution 2055	9	671,667	1.14
Index Solution 2060	1	2,470,000	1.04

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2020	717,747	2,687,004	256,072	(2,069,779)	1,591,044	7,609,479	28,842,421	2,739,970	(22,117,134)	17,074,736
12/31/2019	429,206	—	253,246	(2,074,088)	(1,391,636)	4,386,134	—	2,575,512	(21,252,132)	(14,290,486)
Class I
12/31/2020	487,107	562,341	65,854	(1,067,247)	48,055	5,459,262	6,187,741	722,414	(11,842,053)	527,364
12/31/2019	276,159	—	68,384	(752,288)	(407,745)	2,910,332	—	711,876	(7,869,411)	(4,247,203)
Class S
12/31/2020	707,770	888,803	458,384	(1,920,879)	134,078	7,683,317	9,688,951	4,982,635	(20,857,605)	1,497,298
12/31/2019	344,355	—	467,397	(2,404,332)	(1,592,580)	3,569,721	—	4,823,540	(25,166,525)	(16,773,264)
Class S2
12/31/2020	469,538	981,176	28,612	(804,493)	674,833	5,006,516	10,462,773	304,139	(8,562,092)	7,211,337
12/31/2019	598,934	—	29,052	(1,518,193)	(890,207)	6,080,050	—	293,428	(15,276,480)	(8,903,002)
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income (continued)
Class Z
12/31/2020	9,306,166	34,721,940	842,283	(5,830,726)	39,039,663	106,072,476	386,594,608	9,349,344	(65,107,326)	436,909,100
12/31/2019	5,140,709	—	720,770	(2,659,126)	3,202,353	54,538,212	—	7,575,291	(28,267,824)	33,845,679
Index Solution 2025
Class ADV
12/31/2020	1,898,294	—	706,442	(4,447,311)	(1,842,575)	21,147,829	—	7,813,249	(48,793,153)	(19,832,075)
12/31/2019	1,306,445	—	896,085	(4,586,291)	(2,383,761)	14,084,744	—	9,444,733	(49,592,340)	(26,062,863)
Class I
12/31/2020	1,410,329	—	239,544	(2,688,052)	(1,038,179)	16,542,295	—	2,714,034	(30,884,496)	(11,628,168)
12/31/2019	853,962	—	290,116	(1,416,613)	(272,535)	9,439,730	—	3,130,351	(15,537,805)	(2,967,724)
Class S
12/31/2020	992,489	—	520,595	(2,154,621)	(641,537)	11,098,047	—	5,835,868	(24,039,641)	(7,105,726)
12/31/2019	1,091,410	—	625,147	(1,951,305)	(234,748)	11,938,477	—	6,676,575	(21,485,005)	(2,869,953)
Class S2
12/31/2020	881,102	—	149,228	(969,139)	61,191	9,679,413	—	1,641,507	(10,675,295)	645,625
12/31/2019	1,196,949	—	144,634	(1,014,888)	326,695	12,827,457	—	1,517,211	(10,877,777)	3,466,891
Class Z
12/31/2020	10,748,070	—	2,998,356	(6,868,965)	6,877,461	123,413,523	—	34,391,146	(77,332,818)	80,471,852
12/31/2019	15,034,022	—	2,941,044	(2,829,426)	15,145,640	167,306,106	—	32,027,968	(31,666,179)	167,667,895
Index Solution 2030
Class ADV
12/31/2020	774,801	—	104,898	(727,448)	152,251	11,983,019	—	1,626,967	(11,079,347)	2,530,639
12/31/2019	779,706	—	93,857	(534,788)	338,775	11,843,916	—	1,389,077	(8,052,836)	5,180,157
Class I
12/31/2020	296,207	—	25,622	(324,707)	(2,878)	4,757,963	—	409,433	(5,262,693)	(95,297)
12/31/2019	184,888	—	23,493	(122,570)	85,811	2,862,886	—	357,097	(1,912,146)	1,307,837
Class S
12/31/2020	286,151	—	42,318	(237,809)	90,660	4,549,495	—	671,172	(3,775,271)	1,445,395
12/31/2019	337,511	—	39,452	(276,422)	100,541	5,151,445	—	596,130	(4,284,296)	1,463,279
Class S2
12/31/2020	370,305	—	21,457	(131,949)	259,813	5,815,982	—	335,167	(2,064,055)	4,087,095
12/31/2019	328,496	—	15,982	(149,994)	194,484	5,025,721	—	238,292	(2,266,159)	2,997,854
Class Z
12/31/2020	6,915,969	—	1,708,256	(3,526,141)	5,098,084	113,266,641	—	27,537,089	(57,184,547)	83,619,183
12/31/2019	9,483,023	—	1,435,806	(1,471,224)	9,447,605	147,799,226	—	21,967,828	(23,079,274)	146,687,780
Index Solution 2035
Class ADV
12/31/2020	1,152,250	—	741,529	(4,206,112)	(2,312,333)	13,111,891	—	8,357,037	(47,882,272)	(26,413,344)
12/31/2019	1,315,919	—	863,486	(3,653,364)	(1,473,959)	14,661,352	—	9,351,556	(40,954,360)	(16,941,452)
Class I
12/31/2020	1,426,897	—	298,532	(2,905,565)	(1,180,136)	17,241,026	—	3,457,004	(34,971,857)	(14,273,827)
12/31/2019	947,979	—	287,866	(1,266,807)	(30,962)	10,999,071	—	3,201,072	(14,478,364)	(278,221)
Class S
12/31/2020	762,527	—	465,902	(1,793,853)	(565,424)	8,853,175	—	5,329,917	(20,473,784)	(6,290,692)
12/31/2019	1,106,775	—	534,610	(1,730,144)	(88,759)	12,473,584	—	5,875,369	(19,830,618)	(1,481,665)
Class S2
12/31/2020	663,682	—	167,813	(428,428)	403,067	7,431,450	—	1,886,218	(5,015,552)	4,302,116
12/31/2019	914,074	—	142,926	(1,101,673)	(44,673)	10,113,557	—	1,545,029	(12,270,996)	(612,410)
Class Z
12/31/2020	11,852,084	—	3,336,400	(5,553,756)	9,634,728	141,721,823	—	39,169,338	(66,963,958)	113,927,203
12/31/2019	16,366,911	—	2,860,076	(1,990,688)	17,236,299	189,204,678	—	32,118,650	(22,761,257)	198,562,071
Index Solution 2040
Class ADV
12/31/2020	367,613	—	64,028	(463,431)	(31,790)	6,014,710	—	1,035,335	(7,509,583)	(459,538)
12/31/2019	552,733	—	61,180	(241,519)	372,394	8,729,051	—	944,613	(3,842,615)	5,831,049
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2040 (continued)
Class I
12/31/2020	292,906	—	19,353	(238,628)	73,631	5,023,794	—	321,833	(4,184,472)	1,161,156
12/31/2019	145,117	—	13,556	(90,899)	67,774	2,366,891	—	214,734	(1,488,574)	1,093,051
Class S
12/31/2020	231,022	—	31,287	(199,247)	63,062	3,852,194	—	519,370	(3,259,973)	1,111,591
12/31/2019	244,414	—	29,224	(159,715)	113,923	3,925,638	—	462,330	(2,634,249)	1,753,719
Class S2
12/31/2020	107,659	—	8,462	(42,771)	73,350	1,790,287	—	138,265	(679,975)	1,248,577
12/31/2019	77,278	—	7,594	(46,375)	38,497	1,232,685	—	118,389	(741,409)	609,665
Class Z
12/31/2020	6,437,206	—	1,321,298	(2,204,285)	5,554,219	111,285,543	—	22,211,017	(38,578,604)	94,917,955
12/31/2019	7,890,571	—	1,030,963	(981,712)	7,939,822	128,721,901	—	16,464,473	(16,350,601)	128,835,773
Index Solution 2045
Class ADV
12/31/2020	783,324	—	543,531	(2,632,874)	(1,306,019)	9,165,407	—	6,283,226	(30,744,555)	(15,295,921)
12/31/2019	1,000,157	—	662,137	(2,459,840)	(797,546)	11,532,760	—	7,369,585	(28,281,090)	(9,378,745)
Class I
12/31/2020	1,042,204	—	255,904	(2,170,367)	(872,259)	13,059,759	—	3,063,168	(27,420,403)	(11,297,477)
12/31/2019	862,366	—	237,448	(898,357)	201,457	10,387,389	—	2,733,025	(10,640,649)	2,479,765
Class S
12/31/2020	628,835	—	320,364	(1,237,416)	(288,217)	7,386,658	—	3,773,890	(14,600,438)	(3,439,890)
12/31/2019	808,784	—	373,877	(1,361,178)	(178,517)	9,435,178	—	4,239,765	(16,086,808)	(2,411,865)
Class S2
12/31/2020	458,455	—	101,934	(331,729)	228,660	5,332,678	—	1,178,350	(3,851,749)	2,659,279
12/31/2019	538,466	—	96,125	(511,082)	123,509	6,197,030	—	1,070,837	(5,925,703)	1,342,164
Class Z
12/31/2020	11,110,829	—	2,294,645	(3,445,551)	9,959,923	141,182,494	—	27,811,102	(44,523,232)	124,470,364
12/31/2019	10,392,563	—	1,964,446	(1,138,487)	11,218,522	124,189,502	—	22,826,868	(13,828,432)	133,187,938
Index Solution 2050
Class ADV
12/31/2020	332,763	—	47,427	(357,517)	22,673	5,555,351	—	775,910	(5,918,896)	412,365
12/31/2019	371,643	—	40,749	(172,005)	240,387	5,955,644	—	639,345	(2,765,757)	3,829,232
Class I
12/31/2020	320,202	—	20,829	(249,425)	91,606	5,606,277	—	348,884	(4,421,218)	1,533,943
12/31/2019	152,475	—	12,873	(65,377)	99,971	2,524,060	—	206,350	(1,073,358)	1,657,052
Class S
12/31/2020	236,906	—	31,084	(236,018)	31,972	3,933,194	—	519,111	(3,903,999)	548,305
12/31/2019	238,456	—	25,693	(153,567)	110,582	3,887,844	—	410,826	(2,559,815)	1,738,855
Class S2
12/31/2020	67,185	—	7,726	(64,902)	10,009	1,098,357	—	127,088	(1,024,000)	201,445
12/31/2019	65,496	—	7,195	(34,778)	37,913	1,052,508	—	113,385	(560,443)	605,450
Class Z
12/31/2020	5,166,662	—	884,866	(1,829,622)	4,221,906	89,482,388	—	14,963,072	(33,119,352)	71,326,109
12/31/2019	5,671,663	—	622,415	(501,311)	5,792,767	93,244,413	—	10,045,779	(8,141,951)	95,148,241
Index Solution 2055
Class ADV
12/31/2020	472,726	—	160,019	(724,215)	(91,470)	7,163,062	—	2,421,084	(10,992,537)	(1,408,390)
12/31/2019	652,853	—	172,207	(888,098)	(63,038)	9,717,453	—	2,502,162	(13,297,717)	(1,078,102)
Class I
12/31/2020	915,394	—	112,384	(988,266)	39,512	14,753,294	—	1,744,199	(16,431,171)	66,321
12/31/2019	650,507	—	84,885	(369,735)	365,657	10,030,676	—	1,263,096	(5,591,839)	5,701,933
Class S
12/31/2020	428,155	—	111,782	(444,908)	95,029	6,515,419	—	1,713,622	(6,937,103)	1,291,938
12/31/2019	546,907	—	111,958	(429,858)	229,007	8,259,023	—	1,646,898	(6,612,048)	3,293,873
Class S2
12/31/2020	353,606	—	41,113	(129,067)	265,652	5,330,443	—	624,512	(1,929,801)	4,025,154
52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2055 (continued)
12/31/2019	205,630	—	34,209	(113,342)	126,497	3,077,638	—	499,112	(1,704,745)	1,872,005
Class Z
12/31/2020	5,048,444	—	775,440	(1,189,440)	4,634,444	81,012,131	—	12,189,910	(20,190,410)	73,011,631
12/31/2019	4,793,751	—	587,065	(278,473)	5,102,343	73,784,261	—	8,817,712	(4,246,064)	78,355,909
Index Solution 2060
Class ADV
12/31/2020	304,319	—	29,294	(292,586)	41,027	3,888,207	—	374,965	(3,812,505)	450,667
12/31/2019	317,214	—	20,003	(164,963)	172,254	3,909,266	—	242,830	(2,020,412)	2,131,684
Class I
12/31/2020	512,245	—	29,904	(191,443)	350,706	6,744,561	—	389,656	(2,667,250)	4,466,967
12/31/2019	353,320	—	12,950	(74,873)	291,397	4,463,917	—	159,806	(953,982)	3,669,741
Class S
12/31/2020	264,003	—	19,754	(155,472)	128,285	3,343,706	—	254,832	(1,980,056)	1,618,482
12/31/2019	254,537	—	12,052	(117,649)	148,940	3,168,198	—	147,396	(1,481,343)	1,834,251
Class S2
12/31/2020	66,512	—	4,299	(45,313)	25,498	849,307	—	55,293	(559,069)	345,531
12/31/2019	69,509	—	3,392	(25,200)	47,701	856,258	—	41,350	(320,606)	577,002
Class Z
12/31/2020	4,509,084	—	313,081	(580,792)	4,241,373	60,653,578	—	4,123,271	(7,967,715)	56,809,134
12/31/2019	3,244,883	—	167,597	(133,470)	3,279,010	41,071,313	—	2,083,235	(1,681,534)	41,473,014
Index Solution 2065
Class ADV
7/29/2020(1) - 12/31/2020	34,032	—	233	(1,269)	32,996	352,799	—	2,696	(14,370)	341,125
Class I
7/29/2020(1) - 12/31/2020	29,195	—	249	(4)	29,440	305,166	—	2,881	(42)	308,005
Class S
7/29/2020(1) - 12/31/2020	35,831	—	255	(3,073)	33,013	379,194	—	2,954	(35,111)	347,037
Class S2
7/29/2020(1) - 12/31/2020	14,982	—	116	—*	15,098	158,323	—	1,341	(1)	159,663
Class Z
7/29/2020(1) - 12/31/2020	296,058	—	2,199	(23,088)	275,169	3,104,097	—	25,485	(249,482)	2,880,100

(1)
Commencement of operations.

*
Amount is less than 0.50 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, short-term capital gains, straddle loss deferrals and wash sale deferrals.
The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
Index Solution 2065	$(973)	$973
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$9,804,300	$8,294,202	$10,295,056	$5,684,591
Index Solution 2025	21,041,791	31,354,013	18,244,079	34,552,759
Index Solution 2030	11,711,879	18,867,949	8,520,783	16,027,641
Index Solution 2035	19,549,662	38,649,852	16,878,390	35,213,286
Index Solution 2040	8,470,606	15,755,214	5,662,718	12,541,821
Index Solution 2045	12,788,216	29,321,520	11,097,465	27,142,615
Index Solution 2050	5,636,539	11,097,526	3,484,421	7,931,264
Index Solution 2055	5,773,945	12,919,382	4,152,226	10,576,754
Index Solution 2060	2,019,439	3,178,578	846,182	1,828,435
Index Solution 2065	35,357	—	—	—
The tax-basis components of distributable earnings as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$20,570,391	$19,103,804	$74,272,999
Index Solution 2025	36,262,149	45,712,926	131,301,818
Index Solution 2030	21,820,633	21,905,110	89,195,191
Index Solution 2035	36,058,315	48,452,090	159,843,814
Index Solution 2040	15,264,551	19,763,125	81,584,694
Index Solution 2045	22,888,753	36,420,663	125,576,475
Index Solution 2050	9,471,974	12,271,583	60,303,816
Index Solution 2055	10,265,104	16,288,865	65,863,484
Index Solution 2060	3,972,725	4,696,691	24,702,755
Index Solution 2065	32,250	—	402,729
At December 31, 2020, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 12 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant

54

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — MARKET DISRUPTION (continued)

market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios adoption was limited to changes in the Portfolios financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 14 — REORGANIZATIONS
On August 7, 2020, Index Solution Income (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Index Solution 2020 Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2020, are as follows (Unaudited):
Net investment income	$21,633,383
Net realized and unrealized loss on investments	$73,977,064
Net decrease in net assets resulting from operations	$95,610,447
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 7, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$441,776	$489,072	$0	$24,447	1.2354
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $930,848,682.
NOTE 15 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.0%
118,450	iShares 20+ Year Treasury Bond ETF	$18,683,118	1.9
532,502	Schwab U.S. TIPS ETF	33,057,724	3.3
942,595	Xtrackers USD High Yield Corporate Bond ETF	47,214,584	4.8
	Total Exchange-Traded Funds (Cost $92,467,176)	98,955,426	10.0
MUTUAL FUNDS: 89.9%
	Affiliated Investment Companies: 89.9%
2,196,547	Voya Emerging Markets Index Portfolio - Class P2	30,839,526	3.1
4,967,844	Voya International Index Portfolio - Class P2	55,689,531	5.6
3,337,480	Voya Russell Small Cap Index Portfolio - Class P2	52,498,559	5.3
9,842,154	Voya Short Term Bond Fund - Class P2	98,126,274	9.9
40,733,558	Voya U.S. Bond Index Portfolio - Class P2	461,103,872	46.4
10,265,530	Voya U.S. Stock Index Portfolio - Class P2	195,353,038	19.6
	Total Mutual Funds (Cost $815,828,083)	893,610,800	89.9
Shares		Value	Percentage of Net Assets
	Total Long-Term Investments (Cost $908,295,259)	$992,566,226	99.9
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,123,142 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,123,142)	1,123,142	0.1
	Total Short-Term Investments (Cost $1,123,142)	1,123,142	0.1
	Total Investments in Securities (Cost $909,418,401)	$993,689,368	100.0
	Assets in Excess of Other Liabilities	393,928	0.0
	Net Assets	$994,083,296	100.0

(1)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$98,955,426	$—	$—	$98,955,426
Mutual Funds	893,610,800	—	—	893,610,800
Short-Term Investments	1,123,142	—	—	1,123,142
Total Investments, at fair value	$993,689,368	$—	$—	$993,689,368
Other Financial Instruments+
Futures	49,190	—	—	49,190
Total Assets	$993,738,558	$—	$—	$993,738,558
Liabilities Table
Other Financial Instruments+
Futures	$(136,985)	$—	$—	$(136,985)
Total Liabilities	$(136,985)	$—	$—	$(136,985)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$9,949,232	$21,022,061	$(4,617,661)	$4,485,894	$30,839,526	$359,486	$(24,616)	$—
Voya High Yield Bond Fund - Class R6	—	4,397,758	(4,397,758)	—	—	26,193	354,124	—
Voya International Index Portfolio - Class P2	33,772,074	38,488,258	(22,020,375)	5,449,574	55,689,531	1,137,182	(68,013)	—
Voya Russell Small Cap Index Portfolio - Class P2	—	48,460,152	(6,737,846)	10,776,253	52,498,559	—	1,162,166	—
Voya Short Term Bond - Class P2	33,044,213	79,142,435	(15,090,999)	1,030,625	98,126,274	1,633,002	(170,124)	—
Voya U.S. Bond Index Portfolio - Class P2	211,044,886	309,201,346	(59,678,827)	536,467	461,103,872	8,696,320	4,733,965	1,203,923
Voya U.S. Stock Index Portfolio - Class P2	100,681,018	147,595,592	(66,328,798)	13,405,226	195,353,038	3,012,771	7,598,776	3,730,904
	$388,491,423	$648,307,602	$(178,872,264)	$35,684,039	$893,610,800	$14,864,954	$13,586,279	$4,934,827
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	45	03/19/21	$4,794,300	$49,190
			$4,794,300	$49,190
Short Contracts:
S&P 500® E-Mini	(25)	03/19/21	(4,686,000)	(136,985)
			$(4,686,000)	$(136,985)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$49,190
Total Asset Derivatives		$49,190
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$136,985
Total Liability Derivatives		$136,985

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$851,448
Interest rate contracts	1,684,581
Total	$2,536,029
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(174,880)
Interest rate contracts	229,263
Total	$54,383
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $919,328,573.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$85,327,254
Gross Unrealized Depreciation	(11,054,255)
Net Unrealized Appreciation	$74,272,999
See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.9%
153,388	iShares 20+ Year Treasury Bond ETF	$24,193,889	2.0
976,498	Xtrackers USD High Yield Corporate Bond ETF	48,912,785	3.9
	Total Exchange-Traded Funds (Cost $70,196,705)	73,106,674	5.9
MUTUAL FUNDS: 93.7%
	Affiliated Investment Companies: 93.7%
4,979,278	Voya Emerging Markets Index Portfolio - Class P2	69,909,060	5.7
14,448,180	Voya International Index Portfolio - Class P2	161,964,096	13.1
2,336,681	Voya Russell Mid Cap Index Portfolio - Class P2	31,334,886	2.5
2,476,935	Voya Russell Small Cap Index Portfolio - Class P2	38,962,189	3.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
36,361,815	Voya U.S. Bond Index Portfolio - Class P2	$411,615,746	33.3
23,434,017	Voya U.S. Stock Index Portfolio - Class P2	445,949,352	36.0
	Total Mutual Funds (Cost $1,019,964,235)	1,159,735,329	93.7
	Total Investments in Securities (Cost $1,090,160,940)	$1,232,842,003	99.6
	Assets in Excess of Other Liabilities	4,810,463	0.4
	Net Assets	$1,237,652,466	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$73,106,674	$—	$—	$73,106,674
Mutual Funds	1,159,735,329	—	—	1,159,735,329
Total Investments, at fair value	$1,232,842,003	$—	$—	$1,232,842,003
Other Financial Instruments+
Futures	799,048	—	—	799,048
Total Assets	$1,233,641,051	$—	$—	$1,233,641,051
Liabilities Table
Other Financial Instruments+
Futures	$(488,300)	$—	$—	$(488,300)
Total Liabilities	$(488,300)	$—	$—	$(488,300)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2020 (continued)

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$40,074,360	$30,350,473	$(9,591,819)	$9,076,046	$69,909,060	$1,404,958	$(20,902)	$—
Voya International Index Portfolio - Class P2	155,272,833	47,551,102	(47,272,648)	6,412,809	161,964,096	4,754,115	4,716,454	—
Voya Russell Mid Cap Index Portfolio - Class P2	27,725,001	11,840,428	(12,452,417)	4,221,874	31,334,886	412,199	(3,136,564)	3,788,346
Voya Russell Small Cap Index Portfolio - Class P2	22,340,041	39,252,363	(30,934,083)	8,303,868	38,962,189	—	(3,751,536)	—
Voya U.S. Bond Index Portfolio - Class P2	322,460,999	180,113,335	(97,138,236)	6,179,648	411,615,746	10,162,149	5,648,489	1,860,442
Voya U.S. Stock Index Portfolio - Class P2	407,912,731	109,435,995	(108,924,458)	37,525,084	445,949,352	7,671,195	12,582,725	15,729,270
Voya High Yield Bond Fund - Class R6	—	9,535,601	(9,535,601)	—	—	56,473	758,809	—
	$975,785,965	$428,079,297	$(315,849,262)	$71,719,329	$1,159,735,329	$24,461,090	$16,797,474	$21,378,058
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	263	03/19/21	$25,968,620	$799,048
			$25,968,620	$799,048
Short Contracts:
Mini MSCI EAFE Index	(116)	03/19/21	(12,358,640)	(126,660)
S&P 500® E-Mini	(66)	03/19/21	(12,371,040)	(361,640)
			$(24,729,680)	$(488,300)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$799,048
Total Asset Derivatives		$799,048
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$488,300
Total Liability Derivatives		$488,300

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,381,446
Interest rate contracts	2,457,427
Total	$5,838,873
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$111,549
Interest rate contracts	486,355
Total	$597,904
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,101,850,932.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$144,464,978
Gross Unrealized Depreciation	(13,163,160)
Net Unrealized Appreciation	$131,301,818
See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.8%
95,336	iShares 20+ Year Treasury Bond ETF	$15,037,347	1.9
606,927	Xtrackers USD High Yield Corporate Bond ETF	30,400,974	3.9
	Total Exchange-Traded Funds(Cost $43,600,066)	45,438,321	5.8
MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
3,983,119	Voya Emerging Markets Index Portfolio - Class P2	55,922,987	7.2
11,875,796	Voya International Index Portfolio - Class P2	133,127,676	17.1
1,762,558	Voya Russell Mid Cap Index Portfolio - Class P2	23,635,901	3.0
2,086,552	Voya Russell Small Cap Index Portfolio - Class P2	32,821,464	4.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
16,185,367	Voya U.S. Bond Index Portfolio - Class P2	$183,218,356	23.5
15,951,102	Voya U.S. Stock Index Portfolio - Class P2	303,549,466	39.0
	Total Mutual Funds (Cost $639,745,600)	732,275,850	94.0
	Total Investments in Securities (Cost $683,345,666)	$777,714,171	99.8
	Assets in Excess of Other Liabilities	1,842,808	0.2
	Net Assets	$779,556,979	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$45,438,321	$—	$—	$45,438,321
Mutual Funds	732,275,850	—	—	732,275,850
Total Investments, at fair value	$777,714,171	$—	$—	$777,714,171
Other Financial Instruments+
Futures	498,266	—	—	498,266
Total Assets	$778,212,437	$—	$—	$778,212,437
Liabilities Table
Other Financial Instruments+
Futures	$(449,310)	$—	$—	$(449,310)
Total Liabilities	$(449,310)	$—	$—	$(449,310)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$32,226,031	$22,483,991	$(7,058,621)	$8,271,586	$55,922,987	$1,180,151	$(902,508)	$—
Voya High Yield Bond Fund - Class R6	—	5,560,333	(5,560,333)	—	—	32,803	435,597	—
Voya International Index Portfolio - Class P2	112,438,084	42,244,789	(32,033,678)	10,478,481	133,127,676	3,548,819	(745,515)	—
Voya Russell Mid Cap Index Portfolio - Class P2	18,730,661	10,106,136	(8,582,160)	3,381,264	23,635,901	292,225	(2,376,850)	2,685,720
Voya Russell Small Cap Index Portfolio - Class P2	12,646,292	31,370,317	(18,414,821)	7,219,676	32,821,464	—	(2,369,158)	—
Voya U.S. Bond Index Portfolio - Class P2	128,755,210	93,742,843	(40,279,140)	999,443	183,218,356	4,346,241	3,788,474	806,126
Voya U.S. Stock Index Portfolio - Class P2	259,543,098	83,415,877	(67,198,736)	27,789,227	303,549,466	5,177,664	4,195,231	10,281,908
	$564,339,376	$288,924,286	$(179,127,489)	$58,139,677	$732,275,850	$14,577,903	$2,025,271	$13,773,754
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2030 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	164	03/19/21	$16,193,360	$498,266
			$16,193,360	$498,266
Short Contracts:
S&P 500® E-Mini	(82)	03/19/21	(15,370,080)	(449,310)
			$(15,370,080)	$(449,310)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$498,266
Total Asset Derivatives		$498,266
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$449,310
Total Liability Derivatives		$449,310

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,578,386
Interest rate contracts	1,442,534
Total	$4,020,920
See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$58,333
Interest rate contracts	274,367
Total	$332,700
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $688,567,935.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$95,561,523
Gross Unrealized Depreciation	(6,366,332)
Net Unrealized Appreciation	$89,195,191
See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.9%
155,463	iShares 20+ Year Treasury Bond ETF	$24,521,179	2.0
989,708	Xtrackers USD High Yield Corporate Bond ETF	49,574,474	3.9
	Total Exchange-Traded Funds (Cost $71,080,948)	74,095,653	5.9
MUTUAL FUNDS: 93.9%
	Affiliated Investment Companies: 93.9%
8,235,426	Voya Emerging Markets Index Portfolio - Class P2	115,625,379	9.2
20,219,225	Voya International Index Portfolio - Class P2	226,657,508	18.0
3,779,318	Voya Russell Mid Cap Index Portfolio - Class P2	50,680,655	4.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,334,425	Voya Russell Small Cap Index Portfolio - Class P2	$52,450,509	4.2
15,112,102	Voya U.S. Bond Index Portfolio - Class P2	171,068,994	13.6
29,612,337	Voya U.S. Stock Index Portfolio - Class P2	563,522,769	44.8
	Total Mutual Funds (Cost $1,016,082,903)	1,180,005,814	93.9
	Total Investments in Securities (Cost $1,087,163,851)	$1,254,101,467	99.8
	Assets in Excess of Other Liabilities	3,092,122	0.2
	Net Assets	$1,257,193,589	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$74,095,653	$—	$—	$74,095,653
Mutual Funds	1,180,005,814	—	—	1,180,005,814
Total Investments, at fair value	$1,254,101,467	$—	$—	$1,254,101,467
Other Financial Instruments+
Futures	811,201	—	—	811,201
Total Assets	$1,254,912,668	$—	$—	$1,254,912,668
Liabilities Table
Other Financial Instruments+
Futures	$(734,239)	$—	$—	$(734,239)
Total Liabilities	$(734,239)	$—	$—	$(734,239)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$66,981,587	$46,396,987	$(12,371,207)	$14,618,012	$115,625,379	$2,317,131	$(181,878)	$—
Voya High Yield Bond Fund - Class R6	—	9,017,864	(9,017,864)	—	—	53,401	711,335	—
Voya International Index Portfolio - Class P2	216,499,419	61,593,323	(60,537,100)	9,101,866	226,657,508	6,424,036	5,964,341	—
Voya Russell Mid Cap Index Portfolio - Class P2	43,248,421	16,720,423	(14,690,990)	5,402,801	50,680,655	638,275	(3,576,080)	5,866,118
Voya Russell Small Cap Index Portfolio - Class P2	21,935,604	49,533,884	(30,399,441)	11,380,462	52,450,509	—	(3,692,726)	—
Voya U.S. Bond Index Portfolio - Class P2	127,707,799	90,122,061	(46,839,610)	78,744	171,068,994	4,117,598	4,511,857	762,111
Voya U.S. Stock Index Portfolio - Class P2	501,008,926	113,818,129	(93,574,490)	42,270,204	563,522,769	9,682,879	17,734,540	19,338,866
	$977,381,756	$387,202,671	$(267,430,702)	$82,852,089	$1,180,005,814	$23,233,319	$21,471,389	$25,967,095
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	267	03/19/21	$26,363,580	$811,201
			$26,363,580	$811,201
Short Contracts:
S&P 500® E-Mini	(134)	03/19/21	(25,116,960)	(734,239)
			$(25,116,960)	$(734,239)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$811,201
Total Asset Derivatives		$811,201
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$734,239
Total Liability Derivatives		$734,239

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,015,086
Interest rate contracts	2,439,060
Total	$6,454,146
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$105,207
Interest rate contracts	470,942
Total	$576,149
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,094,334,615.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$168,886,498
Gross Unrealized Depreciation	(9,042,684)
Net Unrealized Appreciation	$159,843,814
See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.8%
359,727	Xtrackers USD High Yield Corporate Bond ETF	$18,018,725	2.8
	Total Exchange-Traded Funds (Cost $16,467,220)	18,018,725	2.8
MUTUAL FUNDS: 96.8%
	Affiliated Investment Companies: 96.8%
4,342,781	Voya Emerging Markets Index Portfolio - Class P2	60,972,646	9.7
11,228,643	Voya International Index Portfolio - Class P2	125,873,091	20.0
1,888,689	Voya Russell Mid Cap Index Portfolio - Class P2	25,327,314	4.0
1,689,200	Voya Russell Small Cap Index Portfolio - Class P2	26,571,124	4.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
5,021,178	Voya U.S. Bond Index Portfolio - Class P2	$56,839,731	9.0
16,525,720	Voya U.S. Stock Index Portfolio - Class P2	314,484,448	49.9
	Total Mutual Funds (Cost $526,504,052)	610,068,354	96.8
	Total Investments in Securities (Cost $542,971,272)	$628,087,079	99.6
	Assets in Excess of Other Liabilities	2,271,941	0.4
	Net Assets	$630,359,020	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$18,018,725	$—	$—	$18,018,725
Mutual Funds	610,068,354	—	—	610,068,354
Total Investments, at fair value	$628,087,079	$—	$—	$628,087,079
Other Financial Instruments+
Futures	391,930	—	—	391,930
Total Assets	$628,479,009	$—	$—	$628,479,009
Liabilities Table
Other Financial Instruments+
Futures	$(57,688)	$—	$—	$(57,688)
Total Liabilities	$(57,688)	$—	$—	$(57,688)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$31,447,013	$26,242,758	$(4,927,728)	$8,210,603	$60,972,646	$1,132,027	$(702,764)	$—
Voya High Yield Bond Fund - Class R6	—	4,039,368	(4,039,368)	—	—	23,835	317,077	—
Voya International Index Portfolio - Class P2	103,252,631	41,954,801	(28,950,189)	9,615,848	125,873,091	3,180,302	(713,020)	—
Voya Russell Mid Cap Index Portfolio - Class P2	18,749,061	10,055,337	(6,476,089)	2,999,005	25,327,314	290,558	(1,855,618)	2,670,399
Voya Russell Small Cap Index Portfolio - Class P2	14,253,332	25,658,393	(19,027,204)	5,686,603	26,571,124	—	(2,831,123)	—
Voya U.S. Bond Index Portfolio - Class P2	54,954,018	34,139,513	(31,238,431)	(1,015,369)	56,839,731	1,655,469	2,938,035	307,881
Voya U.S. Stock Index Portfolio - Class P2	227,906,833	86,731,629	(30,099,751)	29,945,737	314,484,448	5,236,834	4,072,192	9,878,472
	$450,562,888	$228,821,799	$(124,758,760)	$55,442,427	$610,068,354	$11,519,025	$1,224,779	$12,856,752
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2040 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	129	03/19/21	$12,737,460	$391,930
			$12,737,460	$391,930

Short Contracts:
S&P 500® E-Mini	(8)	03/19/21	(1,499,520)	(43,835)
U.S. Treasury 10-Year Note	(76)	03/22/21	(10,493,937)	(13,853)
			$(11,993,457)	$(57,688)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$391,930
Total Asset Derivatives		$391,930
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$43,835
Interest rate contracts	Net Assets — Unrealized depreciation*	13,853
Total Liability Derivatives		$57,688

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,894,163
Interest rate contracts	609,708
Total	$4,503,871
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$278,918
Interest rate contracts	171,040
Total	$449,958
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $546,836,626.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$81,642,383
Gross Unrealized Depreciation	(57,689)
Net Unrealized Appreciation	$81,584,694
See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
350,137	Xtrackers USD High Yield Corporate Bond ETF	$17,538,362	1.9
	Total Exchange-Traded Funds (Cost $15,991,780)	17,538,362	1.9
MUTUAL FUNDS: 97.7%
	Affiliated Investment Companies: 97.7%
6,723,449	Voya Emerging Markets Index Portfolio - Class P2	94,397,219	10.2
17,373,332	Voya International Index Portfolio - Class P2	194,755,051	21.0
3,125,826	Voya Russell Mid Cap Index Portfolio - Class P2	41,917,329	4.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,492,901	Voya Russell Small Cap Index Portfolio - Class P2	$39,213,332	4.2
4,171,480	Voya U.S. Bond Index Portfolio - Class P2	47,221,159	5.1
25,755,247	Voya U.S. Stock Index Portfolio - Class P2	490,122,350	52.7
	Total Mutual Funds (Cost $778,452,340)	907,626,440	97.7
	Total Investments in Securities (Cost $794,444,120)	$925,164,802	99.6
	Assets in Excess of Other Liabilities	3,794,722	0.4
	Net Assets	$928,959,524	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities :
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,538,362	$—	$—	$17,538,362
Mutual Funds	907,626,440	—	—	907,626,440
Total Investments, at fair value	$925,164,802	$—	$—	$925,164,802
Other Financial Instruments+
Futures	664,948	—	—	664,948
Total Assets	$925,829,750	$—	$—	$925,829,750
Liabilities Table
Other Financial Instruments+
Futures	$(216,142)	$—	$—	$(216,142)
Total Liabilities	$(216,142)	$—	$—	$(216,142)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$53,645,915	$39,633,357	$(11,291,608)	$12,409,555	$94,397,219	$1,858,119	$(916,960)	$—
Voya High Yield Bond Fund - Class R6	—	6,137,487	(6,137,487)	—	—	36,344	482,108	—
Voya International Index Portfolio - Class P2	170,863,362	59,901,716	(44,103,087)	8,093,060	194,755,051	5,063,775	4,522,831	—
Voya Russell Mid Cap Index Portfolio - Class P2	33,397,890	14,550,617	(10,305,630)	4,274,452	41,917,329	495,623	(2,705,655)	4,555,065
Voya Russell Small Cap Index Portfolio - Class P2	22,421,371	37,887,045	(29,219,867)	8,124,783	39,213,332	—	(4,240,741)	—
Voya U.S. Bond Index Portfolio - Class P2	52,507,230	36,257,567	(39,767,133)	(1,776,505)	47,221,159	1,589,470	3,479,809	314,217
Voya U.S. Stock Index Portfolio - Class P2	383,226,039	120,459,941	(52,858,873)	39,295,243	490,122,350	8,087,601	12,696,384	15,964,829
	$716,061,807	$314,827,730	$(193,683,685)	$70,420,588	$907,626,440	$17,130,932	$13,317,776	$20,834,111
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	189	03/19/21	$18,661,860	$574,221
Mini MSCI EAFE Index	83	03/19/21	8,842,820	90,727
			$27,504,680	$664,948
Short Contracts:
S&P 500® E-Mini	(35)	03/19/21	(6,560,400)	(191,779)
U.S. Treasury 10-Year Note	(142)	03/22/21	(19,607,094)	(24,363)
			$(26,167,494)	$(216,142)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows :
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$664,948
Total Asset Derivatives		$664,948
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$191,779
Interest rate contracts	Net Assets — Unrealized depreciation*	24,363
Total Liability Derivatives		$216,142

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$5,590,260
Interest rate contracts	948,422
Total	$6,538,682
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$506,958
Interest rate contracts	269,513
Total	$776,471
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $800,037,133.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$125,792,617
Gross Unrealized Depreciation	(216,142)
Net Unrealized Appreciation	$125,576,475
See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.7%
	Affiliated Investment Companies: 99.7%
3,211,787	Voya Emerging Markets Index Portfolio - Class P2	$45,093,486	10.2
8,679,614	Voya International Index Portfolio - Class P2	97,298,476	21.9
1,492,554	Voya Russell Mid Cap Index Portfolio - Class P2	20,015,149	4.5
1,177,985	Voya Russell Small Cap Index Portfolio - Class P2	18,529,697	4.2
1,988,324	Voya U.S. Bond Index Portfolio - Class P2	22,507,824	5.1
12,527,801	Voya U.S. Stock Index Portfolio - Class P2	238,404,054	53.8
	Total Mutual Funds (Cost $378,553,088)	441,848,686	99.7
	Assets in Excess of Other Liabilities	1,491,846	0.3
	Net Assets	$443,340,532	100.0
Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Mutual Funds	$441,848,686	$—	$—	$441,848,686
Total Investments, at fair value	$441,848,686	$—	$—	$441,848,686
Other Financial Instruments+
Futures	324,332	—	—	324,332
Total Assets	$442,173,018	$—	$—	$442,173,018
Liabilities Table
Other Financial Instruments+
Futures	$(231,970)	$—	$—	$(231,970)
Total Liabilities	$(231,970)	$—	$—	$(231,970)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$23,296,925	$19,843,963	$(4,284,920)	$6,237,518	$45,093,486	$836,771	$(471,415)	$—
Voya International Index Portfolio - Class P2	77,580,444	33,526,574	(21,650,822)	7,842,280	97,298,476	2,370,225	(531,167)	—
Voya Russell Mid Cap Index Portfolio - Class P2	14,507,330	8,374,505	(5,312,490)	2,445,804	20,015,149	222,485	(1,412,196)	2,044,770
Voya Russell Small Cap Index Portfolio - Class P2	9,838,286	17,825,217	(13,174,476)	4,040,670	18,529,697	—	(1,938,629)	—
Voya U.S. Bond Index Portfolio - Class P2	21,945,576	18,716,684	(17,592,141)	(562,295)	22,507,824	722,100	1,271,901	144,506
Voya U.S. Stock Index Portfolio - Class P2	169,668,734	68,745,140	(23,188,190)	23,178,370	238,404,054	4,022,523	2,596,892	7,505,781
	$316,837,295	$167,032,083	$(85,203,039)	$43,182,347	$441,848,686	$8,174,105	$(484,615)	$9,695,057
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2050 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	92	03/19/21	$9,084,080	$279,515
Mini MSCI EAFE Index	41	03/19/21	4,368,140	44,817
			$13,452,220	$324,332
Short Contracts:
S&P 500® E-Mini	(41)	03/19/21	(7,685,040)	(224,655)
U.S. Treasury 10-Year Note	(39)	03/22/21	(5,385,047)	(7,315)
			$(13,070,087)	$(231,970)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$324,332
Total Asset Derivatives		$324,332
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$224,655
Interest rate contracts	Net Assets — Unrealized depreciation*	7,315
Total Liability Derivatives		$231,970

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,782,639
Interest rate contracts	415,293
Total	$2,197,932
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$112,508
Interest rate contracts	121,132
Total	$233,640
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $381,637,232.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$60,535,786
Gross Unrealized Depreciation	(231,970)
Net Unrealized Appreciation	$60,303,816
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.0%
18,674	Vanguard Russell 1000 Growth ETF	$4,627,604	1.0
	Total Exchange-Traded Funds (Cost $3,266,817)	4,627,604	1.0
MUTUAL FUNDS: 98.7%
	Affiliated Investment Companies: 98.7%
3,612,184	Voya Emerging Markets Index Portfolio - Class P2	50,715,063	10.7
9,304,131	Voya International Index Portfolio - Class P2	104,299,310	21.9
1,776,747	Voya Russell Mid Cap Index Portfolio - Class P2	23,826,181	5.0
1,268,107	Voya Russell Small Cap Index Portfolio - Class P2	19,947,316	4.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,718,511	Voya U.S. Bond Index Portfolio - Class P2	$19,453,539	4.1
13,176,154	Voya U.S. Stock Index Portfolio - Class P2	250,742,214	52.8
	Total Mutual Funds (Cost $401,487,328)	468,983,623	98.7
	Total Investments in Securities (Cost $404,754,145)	$473,611,227	99.7
	Assets in Excess of Other Liabilities	1,538,623	0.3
	Net Assets	$475,149,850	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,627,604	$—	$—	$4,627,604
Mutual Funds	468,983,623	—	—	468,983,623
Total Investments, at fair value	$473,611,227	$—	$—	$473,611,227
Other Financial Instruments+
Futures	344,747	—	—	344,747
Total Assets	$473,955,974	$—	$—	$473,955,974
Liabilities Table
Other Financial Instruments+
Futures	$(242,625)	$—	$—	$(242,625)
Total Liabilities	$(242,625)	$—	$—	$(242,625)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$26,894,812	$22,052,574	$(5,247,763)	$7,015,440	$50,715,063	$972,393	$(502,174)	$—
Voya International Index Portfolio - Class P2	83,473,347	35,529,877	(20,514,437)	5,810,523	104,299,310	2,579,440	2,103,776	—
Voya Russell Mid Cap Index Portfolio - Class P2	17,363,145	9,428,339	(5,861,749)	2,896,446	23,826,181	268,317	(1,663,585)	2,465,991
Voya Russell Small Cap Index Portfolio - Class P2	10,528,646	19,338,134	(14,120,320)	4,200,856	19,947,316	—	(1,977,768)	—
Voya U.S. Bond Index Portfolio - Class P2	20,290,299	17,319,736	(17,416,579)	(739,917)	19,453,539	670,169	1,379,250	136,635
Voya U.S. Stock Index Portfolio - Class P2	182,790,310	69,447,571	(24,166,506)	22,670,839	250,742,214	4,187,512	4,588,162	7,999,442
	$341,340,559	$173,116,231	$(87,327,354)	$41,854,187	$468,983,623	$8,677,832	$3,927,661	$10,602,068
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	98	03/19/21	$9,676,520	$297,744
Mini MSCI EAFE Index	43	03/19/21	4,581,220	47,003
			$14,257,740	$344,747
Short Contracts:
S&P 500® E-Mini	(43)	03/19/21	(8,059,920)	(235,614)
U.S. Treasury 10-Year Note	(41)	03/22/21	(5,661,203)	(7,011)
			$(13,721,123)	$(242,625)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$344,747
Total Asset Derivatives		$344,747
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$235,614
Interest rate contracts	Net Assets — Unrealized depreciation*	7,011
Total Liability Derivatives		$242,625

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,912,543
Interest rate contracts	443,423
Total	$2,355,966
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$124,418
Interest rate contracts	130,385
Total	$254,803
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $407,849,865.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$66,106,109
Gross Unrealized Depreciation	(242,625)
Net Unrealized Appreciation	$65,863,484
See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.9%
7,243	Vanguard Russell 1000 Growth ETF	$1,794,888	0.9
	Total Exchange-Traded Funds (Cost $1,299,824)	1,794,888	0.9
MUTUAL FUNDS: 98.8%
	Affiliated Investment Companies: 98.8%
1,479,648	Voya Emerging Markets Index Portfolio - Class P2	20,774,263	10.7
3,824,267	Voya International Index Portfolio - Class P2	42,870,030	22.0
728,276	Voya Russell Mid Cap Index Portfolio - Class P2	9,766,176	5.0
531,979	Voya Russell Small Cap Index Portfolio - Class P2	8,368,023	4.3
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
604,416	Voya U.S. Bond Index Portfolio - Class P2	$6,841,994	3.5
5,454,821	Voya U.S. Stock Index Portfolio - Class P2	103,805,244	53.3
	Total Mutual Funds (Cost $166,177,831)	192,425,730	98.8
	Total Investments in Securities (Cost $167,477,655)	$194,220,618	99.7
	Assets in Excess of Other Liabilities	680,722	0.3
	Net Assets	$194,901,340	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,794,888	$—	$—	$1,794,888
Mutual Funds	192,425,730	—	—	192,425,730
Total Investments, at fair value	$194,220,618	$—	$—	$194,220,618
Other Financial Instruments+
Futures	134,035	—	—	134,035
Total Assets	$194,354,653	$—	$—	$194,354,653
Liabilities Table
Other Financial Instruments+
Futures	$(69,976)	$—	$—	$(69,976)
Total Liabilities	$(69,976)	$—	$—	$(69,976)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2020 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$8,413,928	$11,172,457	$(1,430,388)	$2,618,266	$20,774,263	$333,481	$38,198	$—
Voya International Index Portfolio - Class P2	27,240,738	21,784,949	(10,406,918)	4,251,261	42,870,030	883,728	(344,513)	—
Voya Russell Mid Cap Index Portfolio - Class P2	5,433,682	5,662,886	(2,629,850)	1,299,458	9,766,176	93,081	(641,415)	855,470
Voya Russell Small Cap Index Portfolio - Class P2	3,344,918	8,297,448	(4,870,753)	1,596,410	8,368,023	—	(592,443)	—
Voya U.S. Bond Index Portfolio - Class P2	2,739,633	9,037,754	(4,924,022)	(11,371)	6,841,994	175,908	76,318	41,261
Voya U.S. Stock Index Portfolio - Class P2	55,631,501	49,266,060	(11,435,386)	10,343,069	103,805,244	1,633,204	346,972	2,892,046
	$102,804,400	$105,221,554	$(35,697,317)	$20,097,093	$192,425,730	$3,119,402	$(1,116,883)	$3,788,777
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following futures contracts were outstanding for Voya Index Solution 2060 Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	38	03/19/21	$3,752,120	$115,452
Mini MSCI EAFE Index	17	03/19/21	1,811,180	18,583
			$5,563,300	$134,035
Short Contracts:
S&P 500® E-Mini	(12)	03/19/21	(2,249,280)	(65,753)
U.S. Treasury 10-Year Note	(22)	03/22/21	(3,037,719)	(4,223)
			$(5,286,999)	$(69,976)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$134,035
Total Asset Derivatives		$134,035
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$65,753
Interest rate contracts	Net Assets — Unrealized depreciation*	4,223
Total Liability Derivatives		$69,976

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2020 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$962,248
Interest rate contracts	(14,872)
Total	$947,376
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$68,282
Interest rate contracts	(4,223)
Total	$64,059
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $169,581,921.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$26,829,320
Gross Unrealized Depreciation	(2,126,565)
Net Unrealized Appreciation	$24,702,755
See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.8%
148	Vanguard Russell 1000 Growth ETF	$36,676	0.8
	Total Exchange-Traded Funds (Cost $32,138)	36,676	0.8
MUTUAL FUNDS: 99.2%
	Affiliated Investment Companies: 99.2%
33,978	Voya Emerging Markets Index Portfolio - Class P2	477,055	10.7
91,611	Voya International Index Portfolio - Class P2	1,026,959	23.0
16,729	Voya Russell Mid Cap Index Portfolio - Class P2	224,341	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
17,648	Voya Russell Small Cap Index Portfolio - Class P2	$277,598	6.2
7,691	Voya U.S. Bond Index Portfolio - Class P2	87,068	1.9
123,002	Voya U.S. Stock Index Portfolio - Class P2	2,340,728	52.4
	Total Mutual Funds (Cost $4,034,174)	4,433,749	99.2
	Total Investments in Securities (Cost $4,066,312)	$4,470,425	100.0
	Liabilities in Excess of Other Assets	(491)	—
	Net Assets	$4,469,934	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$36,676	$—	$—	$36,676
Mutual Funds	4,433,749	—	—	4,433,749
Total Investments, at fair value	$4,470,425	$—	$—	$4,470,425

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2020 , where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$—	$449,520	$(22,602)	$50,137	$477,055	$—	$2,013	$—
Voya International Index Portfolio - Class P2	—	1,079,874	(148,628)	95,713	1,026,959	—	7,004	—
Voya Russell Mid Cap Index Portfolio - Class P2	—	214,566	(17,741)	27,516	224,341	—	1,546	—
Voya Russell Small Cap Index Portfolio - Class P2	—	250,707	(21,128)	48,019	277,598	—	3,750	—
Voya U.S. Bond Index Portfolio - Class P2	—	95,368	(7,922)	(378)	87,068	678	(97)	—
Voya U.S. Stock Index Portfolio - Class P2	—	2,413,683	(251,523)	178,568	2,340,728	32,535	19,377	—
	$—	$4,503,718	$(469,544)	$399,575	$4,433,749	$33,213	$33,593	$—
See Accompanying Notes to Financial Statements
83

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2020 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $4,067,696.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$404,491
Gross Unrealized Depreciation	(1,762)
Net Unrealized Appreciation	$402,729

See Accompanying Notes to Financial Statements
84

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1729
Class I	NII	$0.2321
Class S	NII	$0.2026
Class S2	NII	$0.1818
Class Z	NII	$0.2321
All Classes	STCG	$0.0153
All Classes	LTCG	$0.1931
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1711
Class I	NII	$0.2335
Class S	NII	$0.2041
Class S2	NII	$0.1960
Class Z	NII	$0.2335
All Classes	LTCG	$0.3259
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.2251
Class I	NII	$0.2907
Class S	NII	$0.2547
Class S2	NII	$0.2542
Class Z	NII	$0.2907
All Classes	LTCG	$0.4602
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1618
Class I	NII	$0.2261
Class S	NII	$0.1949
Class S2	NII	$0.1861
Class Z	NII	$0.2261
All Classes	LTCG	$0.4187
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.2166
Class I	NII	$0.2900
Class S	NII	$0.2514
Class S2	NII	$0.2353
Class Z	NII	$0.2900
All Classes	LTCG	$0.5308
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1531
Class I	NII	$0.2179
Class S	NII	$0.1864
Class S2	NII	$0.1774
Class Z	NII	$0.2179
All Classes	LTCG	$0.4663
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.2037
Class I	NII	$0.2738
Class S	NII	$0.2377
Class S2	NII	$0.2131
Class Z	NII	$0.2738
All Classes	STCG	$0.0013
All Classes	LTCG	$0.5314
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1753
Class I	NII	$0.2510
Class S	NII	$0.2159
Class S2	NII	$0.2046
Class Z	NII	$0.2510
All Classes	LTCG	$0.5268
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.1207
Class I	NII	$0.1671
Class S	NII	$0.1464
Class S2	NII	$0.1265
Class Z	NII	$0.1671
All Classes	STCG	$0.0293
All Classes	LTCG	$0.3010
Voya Index Solution 2065 Portfolio
Class ADV	NII	$0.0743
Class I	NII	$0.0906
Class S	NII	$0.0837
Class S2	NII	$0.0814
Class Z	NII	$0.0910
All Classes	STCG	$0.0081

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
85

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	13.80%
Voya Index Solution 2025 Portfolio	28.20%
Voya Index Solution 2030 Portfolio	30.97%
Voya Index Solution 2035 Portfolio	36.71%
Voya Index Solution 2040 Portfolio	37.26%
Voya Index Solution 2045 Portfolio	43.04%
Voya Index Solution 2050 Portfolio	41.25%
Voya Index Solution 2055 Portfolio	44.50%
Voya Index Solution 2060 Portfolio	36.26%
Voya Index Solution 2065 Portfolio	37.23%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$8,294,202
Voya Index Solution 2025 Portfolio	31,354,013
Voya Index Solution 2030 Portfolio	18,867,949
Voya Index Solution 2035 Portfolio	38,649,852
Voya Index Solution 2040 Portfolio	15,755,214
Voya Index Solution 2045 Portfolio	29,321,520
Voya Index Solution 2050 Portfolio	11,097,526
Voya Index Solution 2055 Portfolio	12,919,382
Voya Index Solution 2060 Portfolio	3,178,578
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2020:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$119,754	$0.0015	7.49%
Voya Index Solution 2025 Portfolio	332,074	0.0033	15.71%
Voya Index Solution 2030 Portfolio	269,482	0.0062	20.90%
Voya Index Solution 2035 Portfolio	496,880	0.0052	22.49%
Voya Index Solution 2040 Portfolio	264,789	0.0082	27.28%
Voya Index Solution 2045 Portfolio	401,913	0.0062	27.81%
Voya Index Solution 2050 Portfolio	204,377	0.0090	32.44%
Voya Index Solution 2055 Portfolio	219,418	0.0085	31.66%
Voya Index Solution 2060 Portfolio	85,904	0.0072	29.21%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

86

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
87

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2006 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	October 2015 – Present	Retired.	133	None.
88

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

89

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
90

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

91

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

92

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

93

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds, other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Portfolio for other Portfolio-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

94

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

95

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

96

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is

97

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the
Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the year-to-date, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

98

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year period. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) the impact of asset allocation positioning on the Portfolio’s performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and
(2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT AND SUB-ADVISORY CONTRACTS FOR NEW PORTFOLIO
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when Voya Index Solution 2065 Portfolio (the “Portfolio”), a series of Voya Partners, Inc. (“VPI”), enters into a new investment management or sub-advisory agreement, the Board of Directors of VPI (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Portfolio, must determine whether to approve the new arrangements. Thus, at its meeting held on November 21, 2019, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, Voya Investment Management Co. LLC (“Voya IM”) (together, the “Management and Sub-Advisory Contracts”) for the Portfolio.
In determining whether to initially approve the Management and Sub-Advisory Contracts for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts, and the proposed policies and procedures for the Portfolio, should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent

99

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Directors that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Portfolio and the Portfolio’s Management Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, the experience and expertise of VIL in the management of other portfolios within the Voya funds complex, including the existing Voya Index Solution Portfolios; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable selected peer group (“SPG”) and/or Morningstar category median and/or average; (4) supporting documentation, including copies of the forms of Management and Sub-Advisory Contracts for the Portfolio; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other portfolios in the Voya funds complex.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Portfolio would be subject to the standard policies and procedures of VPI previously approved by the Board for other series of VPI and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Portfolio, VIL and Voya IM would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, that had been previously approved by the Board in connection with other portfolios in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Portfolio took into account several factors, including, but not limited to, the following: (1) the nature and quality of the services to be provided by VIL to the Portfolio under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other portfolios within the Voya funds complex, including similar funds-of-funds; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Portfolio; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Portfolio, including that: (a) the proposed management fee for the Portfolio is above the average and the median management fees of the portfolios in the Portfolio’s SPG, (b) the estimated expense ratio, inclusive of acquired fund fees and expenses, for the Portfolio is above the average and median expense ratios of the portfolios in the Portfolio’s SPG, and (c) estimated net funds-of-funds annual operating expenses for the Portfolio are above the average and the median expense ratios of the funds in the Portfolio’s SPG; (6) Management’s representations that the Portfolio’s fee structure is consistent with the Voya Index Solution Portfolios suite; (7) the projected profitability of VIL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds, including other funds-of-funds and asset allocation products; (9) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other portfolios in the Voya funds complex; (10) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 2019 meeting, with respect to its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Portfolio.
In reviewing the proposed Sub-Advisory Contract with Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of Voya IM and its sub-advisory services; (2) Voya IM’s strength and reputation in the industry; (3) the information that had been provided by Voya IM in advance of the November 2019 Joint Investment Review Committee meeting with respect to its sub-advisory services; (4) the nature and quality of the services to be provided by Voya IM under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Voya IM; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by Voya IM as the Portfolio’s Sub-Adviser; (7) Voya IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VPI’s Chief Compliance Officer; (8) Voya IM’s financial condition; (9) the appropriateness of the selection of Voya IM in light of the Portfolio’s investment objective and prospective investor base; and (10) Voya IM’s Code of Ethics, which was previously approved by the Board.

100

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

With respect to the nature and quality of services to be provided by the Adviser and Sub-Adviser, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/ on-going operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site and virtual visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolio also will benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond investment management services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board will receive periodic reports showing whether the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as those related to the compliance by Adviser and Sub-Adviser personnel with codes of ethics.
Although the Portfolio was new at that time and had no performance history, the Board requested and considered performance information for accounts managed by the Adviser and Sub-Adviser with similar investment processes. Further, because the Portfolio was new, the Adviser represented that it did not currently receive, and

101

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

may not receive prior to the time the Board next considers the approval of the Management Contract, any economies of scale with respect to the Portfolio. The Portfolio will, however, benefit from any breakpoints in the fee schedules of underlying funds in which the Portfolio invests.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by
VIL to Voya IM is reasonable in the context of all factors considered by the Board; and (4) VIL and Voya IM each maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Portfolio. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

102

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1220-022221)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for the audit of each respective registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $710,600 for the year ended December 31, 2020 and $866,080 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $47,754 for the year ended December 31, 2020 and $208,039 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $6,152 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $18,758 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Partners, Inc.	$47,754	$214,191
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $18,758 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, in included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Oppenheimer Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio (the “Portfolios”) (twelve of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the summary portfolios of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios (twelve of the portfolios constituting Voya Partners, Inc.) at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolios of investments are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolios of investments are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 21.8%
		Canada: 0.1%
186,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	$ 204,937	0.1

		France: 0.7%
572,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	609,028	0.3
265,000	(1)	BPCE SA, 2.700%, 10/01/2029	284,987	0.2
287,000	(1)	BPCE SA, 5.150%, 07/21/2024	327,094	0.2
			1,221,109	0.7

		Ireland: 0.2%
283,000		Aon PLC, 2.800%, 03/15/2021	283,925	0.2

		Japan: 0.7%
200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	219,702	0.2
200,000		Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	213,197	0.1
639,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	728,152	0.4
			1,161,051	0.7

		Mexico: 0.0%
MXN 1,007,437	(2),(3)	Banco Invex SA / Hipotecaria Credito y Casa SA de CV, 6.450%, 03/13/2034	–	–
MXN 48,810	(2)	JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	2,450	0.0
			2,450	0.0

		Netherlands: 0.8%
270,000		Cooperatieve Rabobank UA/NY, 2.500%, 01/19/2021	270,228	0.1
490,000		Shell International Finance BV, 3.250%, 05/11/2025	543,356	0.3
275,000		Shell International Finance BV, 4.000%, 05/10/2046	346,502	0.2
300,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	324,181	0.2
			1,484,267	0.8

		Norway: 0.0%
41,000		Equinor ASA, 3.125%, 04/06/2030	46,547	0.0

		South Africa: 0.0%
ZAR 1,000,000		Transnet SOC Ltd., 10.800%, 11/06/2023	75,547	0.0

		Switzerland: 0.4%
400,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	451,457	0.2
250,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	276,781	0.2
			728,238	0.4

		United Kingdom: 0.6%
405,000	(4)	HSBC Holdings PLC, 3.973%, 05/22/2030	468,451	0.3
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	223,736	0.1
230,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	293,740	0.2
			985,927	0.6

		United States: 18.3%
185,000		AbbVie, Inc., 3.200%, 11/21/2029	207,539	0.1
154,000		AbbVie, Inc., 3.800%, 03/15/2025	171,929	0.1
374,000		AbbVie, Inc., 4.050%, 11/21/2039	452,450	0.3
321,000		AbbVie, Inc., 4.300%, 05/14/2036	395,677	0.2
100,000		Advance Auto Parts, Inc., 3.900%, 04/15/2030	115,157	0.1
53,000		Aetna, Inc., 2.800%, 06/15/2023	55,798	0.0
175,000		Altria Group, Inc., 4.500%, 05/02/2043	200,951	0.1
500,000		Altria Group, Inc., 4.800%, 02/14/2029	599,959	0.3
67,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	71,341	0.0
59,000		American International Group, Inc., 4.250%, 03/15/2029	70,824	0.0
459,000		American International Group, Inc., 4.500%, 07/16/2044	588,050	0.3
59,000		American International Group, Inc., 4.750%, 04/01/2048	78,721	0.0
450,000		American Tower Corp., 2.750%, 01/15/2027	488,428	0.3
300,000		Amgen, Inc., 3.200%, 11/02/2027	337,104	0.2
88,000		Amgen, Inc., 4.563%, 06/15/2048	116,752	0.1
170,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	221,938	0.1
130,000		Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	160,418	0.1
93,000		Apple, Inc., 3.450%, 02/09/2045	113,064	0.1
548,000	(1)	AT&T, Inc., 3.650%, 09/15/2059	550,733	0.3
301,000		AT&T, Inc., 4.300%, 02/15/2030	359,821	0.2
225,000	(4)	Bank of America Corp., 1.898%, 07/23/2031	227,393	0.1
59,000	(4)	Bank of America Corp., 2.496%, 02/13/2031	62,679	0.0
400,000	(4)	Bank of America Corp., 3.419%, 12/20/2028	452,545	0.3

See Accompanying Notes to Financial Statements

64

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

400,000	(4)	Bank of America Corp., 3.864%, 07/23/2024	433,812	0.2
233,000		Bank of America Corp., 4.183%, 11/25/2027	270,446	0.2
258,000	(4)	Bank of America Corp., 4.330%, 03/15/2050	338,505	0.2
262,000		Bank of New York Mellon Corp., 2.050%, 05/03/2021	263,172	0.2
137,000		BAT Capital Corp., 2.259%, 03/25/2028	142,336	0.1
74,000		Boeing Co/The, 5.150%, 05/01/2030	89,686	0.1
233,000		Booking Holdings, Inc., 4.500%, 04/13/2027	278,114	0.2
59,000		Boston Scientific Corp., 4.000%, 03/01/2029	69,548	0.0
41,000		BP Capital Markets America, Inc., 3.000%, 02/24/2050	42,019	0.0
266,000		Bristol-Myers Squibb Co., 3.875%, 08/15/2025	303,799	0.2
135,000		Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	148,028	0.1
80,000		Brookfield Finance LLC, 3.450%, 04/15/2050	85,007	0.1
25,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	33,683	0.0
65,000		Carrier Global Corp., 2.722%, 02/15/2030	69,503	0.0
225,000		Cigna Corp., 3.200%, 03/15/2040	247,094	0.1
59,000		Cigna Corp., 3.400%, 03/15/2050	66,393	0.0
579,000		Citigroup, Inc., 4.000%, 08/05/2024	644,957	0.4
469,000		Citigroup, Inc., 5.500%, 09/13/2025	564,229	0.3
278,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	295,927	0.2
165,000		Comcast Corp., 2.350%, 01/15/2027	177,671	0.1
59,000		Comcast Corp., 3.750%, 04/01/2040	71,090	0.0
310,000		Comcast Corp., 4.150%, 10/15/2028	373,253	0.2
110,000		Comcast Corp., 4.250%, 01/15/2033	138,199	0.1
80,000		Comcast Corp., 5.650%, 06/15/2035	114,885	0.1
72,000		Consumers Energy Co., 3.100%, 08/15/2050	83,400	0.0
65,000		CSX Corp., 4.500%, 08/01/2054	86,339	0.1
510,000		CVS Health Corp., 4.300%, 03/25/2028	607,423	0.3
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	382,349	0.2
106,585		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	109,146	0.1
80,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	85,536	0.1
26,000		Dollar General Corp., 3.500%, 04/03/2030	29,878	0.0
120,000	(4)	Dominion Energy, Inc., 4.650%, 12/31/2199	126,800	0.1
200,000		DTE Electric Co., 2.950%, 03/01/2050	223,081	0.1
108,000		DTE Electric Co., 4.300%, 07/01/2044	139,666	0.1
125,000		Duke Energy Carolinas LLC, 3.200%, 08/15/2049	142,301	0.1
85,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	96,273	0.1
85,000		Duke Energy Indiana LLC, 3.750%, 05/15/2046	102,092	0.1
1,026,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,123,871	0.6
280,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	303,229	0.2
36,000		Entergy Louisiana LLC, 2.900%, 03/15/2051	38,437	0.0
200,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	258,223	0.1
112,000		Essential Utilities, Inc., 2.704%, 04/15/2030	121,509	0.1
111,000		Evergy Kansas Central, Inc., 3.250%, 09/01/2049	124,698	0.1
72,000		Evergy Kansas Central, Inc., 4.125%, 03/01/2042	88,597	0.1
100,000		Exxon Mobil Corp., 2.610%, 10/15/2030	109,259	0.1
57,000		Exxon Mobil Corp., 2.995%, 08/16/2039	61,843	0.0
58,000		Exxon Mobil Corp., 3.095%, 08/16/2049	62,611	0.0
147,000		Exxon Mobil Corp., 3.452%, 04/15/2051	168,014	0.1
241,000	(1)	Fairfax US, Inc., 4.875%, 08/13/2024	264,489	0.2
202,000		FedEx Corp., 4.050%, 02/15/2048	244,178	0.1
59,000		FedEx Corp., 5.250%, 05/15/2050	83,573	0.1
318,000		Fifth Third Bancorp, 8.250%, 03/01/2038	538,410	0.3
532,000		FirstEnergy Corp., 4.250%, 03/15/2023	562,016	0.3
233,000		Fiserv, Inc., 3.200%, 07/01/2026	261,133	0.1
215,000		Florida Power & Light Co., 4.125%, 02/01/2042	273,226	0.2
200,000		General Dynamics Corp., 3.500%, 04/01/2027	230,182	0.1
144,000		General Electric Co., 3.625%, 05/01/2030	164,683	0.1
205,000		General Electric Co., 6.750%, 03/15/2032	287,620	0.2
100,000		General Mills, Inc., 2.875%, 04/15/2030	110,998	0.1
224,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	251,431	0.1
240,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	241,253	0.1
945,000		Goldman Sachs Group, Inc./The, 3.000%, 04/26/2022	952,706	0.5
130,000		Healthpeak Properties, Inc., 3.000%, 01/15/2030	142,322	0.1

65

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

50,000		Home Depot, Inc./The, 3.125%, 12/15/2049	57,689	0.0
270,000		Intel Corp., 3.250%, 11/15/2049	302,499	0.2
59,000		Intel Corp., 4.750%, 03/25/2050	82,342	0.0
55,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	58,235	0.0
162,000		Intercontinental Exchange, Inc., 4.250%, 09/21/2048	204,885	0.1
150,000		Johnson & Johnson, 3.400%, 01/15/2038	181,693	0.1
50,000		Johnson & Johnson, 3.550%, 03/01/2036	61,823	0.0
225,000	(4)	JPMorgan Chase & Co., 2.522%, 04/22/2031	242,012	0.1
96,000	(4)	JPMorgan Chase & Co., 3.964%, 11/15/2048	120,824	0.1
59,000	(4)	JPMorgan Chase & Co., 4.493%, 03/24/2031	72,653	0.0
65,000	(4)	JPMorgan Chase & Co., 4.600%, 12/31/2199	67,194	0.0
478,000	(4)	JPMorgan Chase & Co., 6.000%, 12/31/2199	506,861	0.3
110,000		Kimco Realty Corp., 3.700%, 10/01/2049	118,540	0.1
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	247,602	0.1
162,000		Kroger Co/The, 4.650%, 01/15/2048	211,193	0.1
45,000		McDonald’s Corp., 3.625%, 05/01/2043	51,896	0.0
50,000		McDonald’s Corp., 3.625%, 09/01/2049	58,787	0.0
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	415,012	0.2
170,000		Mississippi Power Co., 4.250%, 03/15/2042	205,779	0.1
100,000		Mondelez International, Inc., 2.750%, 04/13/2030	109,911	0.1
303,000	(4)	Morgan Stanley, 3.622%, 04/01/2031	352,141	0.2
372,000		Morgan Stanley, 3.750%, 02/25/2023	398,950	0.2
618,000		Morgan Stanley, 4.100%, 05/22/2023	670,901	0.4
150,000		Mosaic Co/The, 3.250%, 11/15/2022	156,798	0.1
70,000		MPLX L.P., 5.250%, 01/15/2025	71,838	0.0
280,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	329,105	0.2
43,000		Newmont Corp., 3.700%, 03/15/2023	45,502	0.0
143,000		Northern States Power Co/MN, 3.600%, 09/15/2047	176,526	0.1
78,000		NVIDIA Corp., 3.500%, 04/01/2040	93,742	0.1
39,000		ONEOK, Inc., 3.100%, 03/15/2030	41,590	0.0
233,000		Oracle Corp., 2.800%, 04/01/2027	257,159	0.1
78,000		Oracle Corp., 3.600%, 04/01/2040	91,464	0.1
48,000		O’Reilly Automotive, Inc., 3.600%, 09/01/2027	54,710	0.0
95,000		O’Reilly Automotive, Inc., 4.350%, 06/01/2028	113,096	0.1
115,000		Owl Rock Capital Corp., 3.400%, 07/15/2026	116,647	0.1
26,000		Pacific Gas and Electric Co., 4.250%, 03/15/2046	27,969	0.0
21,000	(5)	Pacific Gas and Electric Co., 4.300%, 03/15/2045	22,414	0.0
33,000		Pacific Gas and Electric Co., 4.450%, 04/15/2042	35,781	0.0
140,000		PayPal Holdings, Inc., 2.850%, 10/01/2029	155,730	0.1
168,000		PECO Energy Co., 4.150%, 10/01/2044	216,981	0.1
460,000		Philip Morris International, Inc., 3.875%, 08/21/2042	541,650	0.3
63,000		Phillips 66, 3.850%, 04/09/2025	71,027	0.0
45,000		Puget Sound Energy, Inc., 3.250%, 09/15/2049	50,087	0.0
160,000		Raytheon Technologies Corp., 4.500%, 06/01/2042	208,650	0.1
272,000		Reynolds American, Inc., 6.150%, 09/15/2043	352,412	0.2
25,000		Ross Stores, Inc., 4.700%, 04/15/2027	29,532	0.0
370,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	414,126	0.2
35,000		Southern California Edison Co., 3.650%, 02/01/2050	39,792	0.0
104,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	112,642	0.1
40,000		Texas Instruments, Inc., 3.875%, 03/15/2039	49,978	0.0
272,000		Time Warner Cable LLC, 5.875%, 11/15/2040	363,758	0.2
225,000	(1)	T-Mobile USA, Inc., 3.000%, 02/15/2041	233,684	0.1
233,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	265,573	0.2
59,000	(1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	68,396	0.0
90,000		United Parcel Service, Inc., 3.400%, 09/01/2049	110,254	0.1
76,738		US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	76,903	0.0
230,000		Verizon Communications, Inc., 4.125%, 03/16/2027	271,327	0.2
365,000		Verizon Communications, Inc., 4.125%, 08/15/2046	448,919	0.3
216,000		ViacomCBS, Inc., 3.700%, 08/15/2024	236,915	0.1
252,000		ViacomCBS, Inc., 4.375%, 03/15/2043	297,722	0.2
233,000		VMware, Inc., 4.650%, 05/15/2027	272,916	0.2
100,000		Walmart, Inc., 3.700%, 06/26/2028	117,811	0.1
99,000		Walt Disney Co/The, 5.400%, 10/01/2043	144,844	0.1
240,000	(4)	Wells Fargo & Co., 2.406%, 10/30/2025	253,817	0.1

66

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

327,000		Wells Fargo & Co., 3.000%, 10/23/2026	362,674	0.2
			32,845,305	18.3

	Total Corporate Bonds/Notes
	(Cost $35,442,179)		39,039,303	21.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
		United States: 14.8%
195,629	(4)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.901%, 05/25/2036	188,657	0.1
194,007		Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290%), 11/20/2035	180,632	0.1
67,158		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	46,868	0.0
373,105		Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	387,905	0.2
34,674		CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/2035	34,530	0.0
37,438		CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/2035	37,225	0.0
228,236		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	177,038	0.1
50,604	(4)	Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.508%, 05/25/2035	51,300	0.0
238,362		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	238,034	0.1
44,893		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.648%, (US0001M + 0.500%), 11/25/2035	20,756	0.0
179,655		Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.868%, (US0001M + 0.720%), 11/25/2035	176,850	0.1
217,372	(1),(4)	CSMC Trust 2015-3 B1, 3.919%, 03/25/2045	220,022	0.1
1,506	(1)	Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 0.646%, (US0001M + 0.500%), 01/27/2037	1,447	0.0
131,429		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.398%, (US0001M + 4.250%), 01/25/2029	137,329	0.1
450,491		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650%), 09/25/2029	462,682	0.3
454,801		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000%), 10/25/2029	461,813	0.3
366,670		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.648%, (US0001M + 2.500%), 05/25/2030	368,053	0.2
225,568		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000%), 03/25/2031	224,997	0.1
214,712	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300%), 08/25/2031	215,278	0.1
364,726	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400%), 04/25/2031	365,888	0.2
62,267	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.598%, (US0001M + 2.450%), 07/25/2031	62,485	0.0
57,008	(6)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	4,553	0.0
14,187	(6)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	2,599	0.0
125,133	(6)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	25,605	0.0
45,085	(6)	Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	9,515	0.0
19,941	(6)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	4,173	0.0
24,962	(6)	Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	5,284	0.0
19,399	(6)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	4,120	0.0
23,588	(6)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	4,129	0.0
10,188	(6)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	2,136	0.0
11,233	(6)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	2,363	0.0
362,976	(6)	Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	49,794	0.0
512,129	(4),(6)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	58,478	0.0
6,490		Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	7,158	0.0
9,170		Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	10,416	0.0

67

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

45,127	(6)	Fannie Mae REMIC Trust 2002-12 SB, 7.602%, (-1.000*US0001M + 7.750%), 07/25/2031	11,176	0.0
27,906	(6)	Fannie Mae REMIC Trust 2002-2 SW, 7.602%, (-1.000*US0001M + 7.750%), 02/25/2032	7,116	0.0
11,654		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	13,774	0.0
4,693		Fannie Mae REMIC Trust 2002-29 F, 1.148%, (US0001M + 1.000%), 04/25/2032	4,794	0.0
14,722	(6)	Fannie Mae REMIC Trust 2002-41 S, 7.802%, (-1.000*US0001M + 7.950%), 07/25/2032	3,087	0.0
1,444		Fannie Mae REMIC Trust 2002-64 FJ, 1.148%, (US0001M + 1.000%), 04/25/2032	1,475	0.0
3,273		Fannie Mae REMIC Trust 2002-68 FH, 0.658%, (US0001M + 0.500%), 10/18/2032	3,287	0.0
533,708	(6)	Fannie Mae REMIC Trust 2002-77 JS, 7.842%, (-1.000*US0001M + 8.000%), 12/18/2032	132,968	0.1
13,707		Fannie Mae REMIC Trust 2002-84 FB, 1.148%, (US0001M + 1.000%), 12/25/2032	14,004	0.0
13,705		Fannie Mae REMIC Trust 2003-11 FA, 1.148%, (US0001M + 1.000%), 09/25/2032	14,002	0.0
3,000		Fannie Mae REMIC Trust 2003-116 FA, 0.548%, (US0001M + 0.400%), 11/25/2033	3,010	0.0
18,934	(6)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	4,724	0.0
14,729	(6)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	3,259	0.0
3,352	(6)	Fannie Mae REMIC Trust 2003-52 NS, 6.952%, (-1.000*US0001M + 7.100%), 06/25/2023	114	0.0
332,306	(6)	Fannie Mae REMIC Trust 2004-56 SE, 7.402%, (-1.000*US0001M + 7.550%), 10/25/2033	78,461	0.0
21,672		Fannie Mae REMIC Trust 2005-25 PS, 27.509%, (-4.400*US0001M + 28.160%), 04/25/2035	39,432	0.0
9,103	(6)	Fannie Mae REMIC Trust 2005-40 SB, 6.602%, (-1.000*US0001M + 6.750%), 05/25/2035	1,493	0.0
22,399		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	23,095	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 23.408%, (-4.000*US0001M + 24.000%), 07/25/2035	183,382	0.1
263,029		Fannie Mae REMIC Trust 2005-87 SB, 23.291%, (-3.667*US0001M + 23.833%), 10/25/2035	430,826	0.2
150,571		Fannie Mae REMIC Trust 2006-104 ES, 32.710%, (-5.000*US0001M + 33.450%), 11/25/2036	302,298	0.2
11,248		Fannie Mae REMIC Trust 2006-11 PS, 24.024%, (-3.667*US0001M + 24.567%), 03/25/2036	19,405	0.0
26,641		Fannie Mae REMIC Trust 2006-46 SW, 23.657%, (-3.667*US0001M + 24.199%), 06/25/2036	42,733	0.0
5,971,818	(6)	Fannie Mae REMIC Trust 2006-51 SA, 6.422%, (-1.000*US0001M + 6.570%), 06/25/2036	1,341,888	0.8
53,146	(6)	Fannie Mae REMIC Trust 2006-90 SX, 7.082%, (-1.000*US0001M + 7.230%), 09/25/2036	11,128	0.0
6,236,912	(6)	Fannie Mae REMIC Trust 2007-116 DI, 5.792%, (-1.000*US0001M + 5.940%), 01/25/2038	1,402,087	0.8
41,149	(6)	Fannie Mae REMIC Trust 2007-88 XI, 6.392%, (-1.000*US0001M + 6.540%), 06/25/2037	10,414	0.0
574,059	(6)	Fannie Mae REMIC Trust 2007-89 SB, 6.402%, (-1.000*US0001M + 6.550%), 09/25/2037	96,864	0.1
1,055,239	(6)	Fannie Mae REMIC Trust 2007-94 SG, 6.302%, (-1.000*US0001M + 6.450%), 10/25/2037	246,368	0.1
248,774		Fannie Mae REMIC Trust 2010-109 SN, 24.226%, (-5.000*US0001M + 25.000%), 10/25/2040	788,681	0.4
58,814		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	65,958	0.0
2,337,374	(6)	Fannie Mae REMIC Trust 2011-55 SK, 6.412%, (-1.000*US0001M + 6.560%), 06/25/2041	590,710	0.3
1,763,249	(6)	Fannie Mae REMIC Trust 2011-86 NS, 5.802%, (-1.000*US0001M + 5.950%), 09/25/2041	347,246	0.2
581,300	(6)	Fannie Mae REMIC Trust 2012-10 US, 6.302%, (-1.000*US0001M + 6.450%), 02/25/2042	80,105	0.1
945,497	(6)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	97,175	0.1
2,365,836	(6)	Fannie Mae REMIC Trust 2012-133 PS, 6.052%, (-1.000*US0001M + 6.200%), 03/25/2042	286,819	0.2

68

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

1,681,867	(6)	Fannie Mae REMIC Trust 2012-144 SB, 5.952%, (-1.000*US0001M + 6.100%), 01/25/2043	439,125	0.3
1,247,735	(6)	Fannie Mae REMIC Trust 2012-27 SB, 5.832%, (-1.000*US0001M + 5.980%), 11/25/2041	149,965	0.1
1,051,264	(6)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	120,470	0.1
5,381,968	(6)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	308,552	0.2
5,599,081	(6)	Freddie Mac 3502 DL, 5.841%, (-1.000*US0001M + 6.000%), 01/15/2039	1,229,893	0.7
288,255		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	299,447	0.2
11,243		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	11,925	0.0
23,814		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	26,446	0.0
5,773	(6)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	1,028	0.0
30,822	(6)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	5,378	0.0
15,110		Freddie Mac REMIC Trust 2122 F, 0.609%, (US0001M + 0.450%), 02/15/2029	15,146	0.0
47,053	(6)	Freddie Mac REMIC Trust 2134 SB, 7.541%, (-1.000*US0001M + 7.700%), 03/15/2029	7,297	0.0
49,674	(6)	Freddie Mac REMIC Trust 2136 SG, 7.491%, (-1.000*US0001M + 7.650%), 03/15/2029	9,246	0.0
63,785	(6)	Freddie Mac REMIC Trust 2177 SB, 8.791%, (-1.000*US0001M + 8.950%), 08/15/2029	13,315	0.0
8,244		Freddie Mac REMIC Trust 2344 FP, 1.109%, (US0001M + 0.950%), 08/15/2031	8,417	0.0
3,504		Freddie Mac REMIC Trust 2412 GF, 1.109%, (US0001M + 0.950%), 02/15/2032	3,573	0.0
30,577		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	36,510	0.0
4,553		Freddie Mac REMIC Trust 2464 FI, 1.159%, (US0001M + 1.000%), 02/15/2032	4,650	0.0
4,670		Freddie Mac REMIC Trust 2470 LF, 1.159%, (US0001M + 1.000%), 02/15/2032	4,770	0.0
6,311		Freddie Mac REMIC Trust 2471 FD, 1.159%, (US0001M + 1.000%), 03/15/2032	6,444	0.0
5,131		Freddie Mac REMIC Trust 2504 FP, 0.659%, (US0001M + 0.500%), 03/15/2032	5,154	0.0
18,644		Freddie Mac REMIC Trust 2551 LF, 0.659%, (US0001M + 0.500%), 01/15/2033	18,842	0.0
26,944		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	27,999	0.0
241,406		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	278,539	0.2
209,080		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	238,836	0.1
43,204		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.667%), 05/15/2035	50,163	0.0
41,325	(6)	Freddie Mac REMIC Trust 3004 SB, 5.991%, (-1.000*US0001M + 6.150%), 07/15/2035	6,121	0.0
9,455		Freddie Mac REMIC Trust 3025 SJ, 24.168%, (-3.667*US0001M + 24.750%), 08/15/2035	16,573	0.0
633,220	(6)	Freddie Mac REMIC Trust 3223 S, 5.791%, (-1.000*US0001M + 5.950%), 10/15/2036	113,956	0.1
1,680,405	(6)	Freddie Mac REMIC Trust 3505 SA, 5.841%, (-1.000*US0001M + 6.000%), 01/15/2039	396,715	0.2
1,619,485	(6)	Freddie Mac REMIC Trust 3702 S, 4.291%, (-1.000*US0001M + 4.450%), 05/15/2036	231,017	0.1
1,355,419	(6)	Freddie Mac REMIC Trust 3925 SD, 5.891%, (-1.000*US0001M + 6.050%), 07/15/2040	138,042	0.1
837,116	(6)	Freddie Mac REMIC Trust 4136 SW, 6.091%, (-1.000*US0001M + 6.250%), 11/15/2032	149,194	0.1
454,933	(6)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	83,211	0.1
6,305,436	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	937,613	0.5
758,421	(6)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	74,655	0.0
212,768	(1)	Freddie Mac STACR 2019-HQA3 M2, 1.998%, (US0001M + 1.850%), 09/27/2049	210,865	0.1
800,000	(1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.248%, (US0001M + 3.100%), 03/25/2050	810,687	0.5
260,254	(1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.198%, (US0001M + 2.050%), 07/25/2049	259,863	0.2

69

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

145,979		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.048%, (US0001M + 3.900%), 12/25/2027	148,545	0.1
93,290		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.848%, (US0001M + 4.700%), 04/25/2028	97,512	0.1
11,755		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.948%, (US0001M + 3.800%), 03/25/2025	11,775	0.0
310,034		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA1 M3, 6.498%, (US0001M + 6.350%), 09/25/2028	329,787	0.2
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2,2.648%, (US0001M + 2.500%), 03/25/2030	407,279	0.2
556,704		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.798%, (US0001M + 2.650%), 12/25/2029	563,111	0.3
30,210	(4)	Freddie Mac Whole Loan Securities Trust 2016-
		SC02 M1, 3.609%, 10/25/2046	30,622	0.0
361,960	(1)	Freddie Mac Stacr Trust 2019-HQA1 M2, 2.498%,
		(US0001M + 2.350%), 02/25/2049	362,438	0.2
275,735		Ginnie Mae Series 2007-8 SP, 21.557%, (-3.242*US0001M + 22.049%),
		03/20/2037	460,315	0.3
1,309,208	(6)	Ginnie Mae Series 2010-68 MS, 5.698%, (-1.000*US0001M + 5.850%), 06/20/2040	250,563	0.1
977,384	(6)	Ginnie Mae Series 2012-97 SC, 6.547%, (-1.000*US0001M + 6.700%), 07/16/2041	185,592	0.1
176,100		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.568%, (US0001M + 0.210%), 04/25/2036	169,941	0.1
85,034	(1),(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	86,254	0.1
96,819	(1),(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	99,813	0.1
493,811	(1),(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B1A, 3.465%, 10/25/2050	525,028	0.3
15,722	(4)	GSR Mortgage Loan Trust 2005-AR6 1A4, 3.245%, 09/25/2035	16,003	0.0
477,383		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420%), 04/25/2046	442,939	0.3
500,000	(1),(4)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	518,285	0.3
570,847	(4)	JP Morgan Mortgage Trust 2005-A4 B1, 2.933%, 07/25/2035	573,218	0.3
49,127	(4)	JP Morgan Mortgage Trust 2007-A1 7A1, 3.207%, 07/25/2035	48,827	0.0
122,213	(1),(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	124,859	0.1
274,169	(1),(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.792%, 08/25/2047	287,705	0.2
134,997	(1),(4)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	138,830	0.1
269,995	(1),(4)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	281,538	0.2
121,411	(1),(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	125,201	0.1
175,272	(1),(4)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	180,030	0.1
138,105		Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360%), 11/25/2035	126,302	0.1
47,473	(4)	MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 3.837%, 04/25/2036	48,683	0.0
1,914,842	(4),(6)	RALI Series Trust 2006-QO1 X2, 2.706%, 02/25/2046	177,022	0.1
158,220	(1),(4)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	160,723	0.1
33,570	(1),(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	34,518	0.0
4,711,490	(4),(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.008%, 08/25/2045	211,458	0.1
32,196	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	31,665	0.0
564,974	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.154%, 12/25/2036	536,484	0.3
108,076	(4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.095%, 08/25/2046	103,947	0.1
242,212	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.324%, 12/25/2036	243,278	0.1

70

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

68,959	(4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.208%, 04/25/2037	63,471	0.0
67,349		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430%), 06/25/2037	54,337	0.0
429,910	(1),(4)	Wells Fargo Mortgage Backed Securities 2020-4 A17 Trust, 3.000%, 07/25/2050	438,355	0.2
163,852	(1),(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	170,732	0.1

	Total Collateralized Mortgage Obligations
	(Cost $22,782,295)		26,570,097	14.8

SOVEREIGN BONDS: 14.1%
		Australia: 0.2%
AUD 558,000	(1)	Queensland Treasury Corp., 1.750%, 07/20/2034	436,229	0.2

		China: 5.7%
CNY 13,660,000		China Government Bond, 2.850%, 06/04/2027	2,052,645	1.1
CNY 6,880,000		China Government Bond, 3.250%, 06/06/2026	1,064,182	0.6
CNY 31,300,000		China Government Bond, 3.250%, 11/22/2028	4,800,042	2.7
CNY 12,880,000		China Government Bond, 3.290%, 05/23/2029	1,979,610	1.1
CNY 1,780,000		China Government Bond, 4.080%, 10/22/2048	286,266	0.2
			10,182,745	5.7

		Germany: 0.3%
EUR 120,000		Bundesrepublik Deutschland Bundesanleihe, (0.00740), 08/15/2026	152,832	0.1
EUR 30,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	39,863	0.0
EUR 200,000		Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	344,556	0.2
EUR 10,000		Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/2023	13,111	0.0
			550,362	0.3

		Indonesia: 2.2%
IDR 6,452,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	543,475	0.3
IDR 40,117,000,000		Indonesia Treasury Bond, 8.750%, 05/15/2031	3,398,944	1.9
			3,942,419	2.2

		Italy: 0.9%
EUR 438,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	845,968	0.5
EUR 438,000	(1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	823,706	0.4
			1,669,674	0.9

		Peru: 1.0%
PEN 5,200,000		Peru Government Bond, 6.900%, 08/12/2037	1,775,136	1.0

		Portugal: 1.0%		■
EUR 1,135,000	(1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	1,747,695	1.0

		Spain: 1.6%
EUR 870,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	1,201,387	0.7
EUR 908,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	1,631,787	0.9
			2,833,174	1.6

		United Kingdom: 1.2%
GBP 1,500,000		United Kingdom Gilt, 4.000%, 03/07/2022	2,151,750	1.2

	Total Sovereign Bonds
	(Cost $22,749,989)		25,289,184	14.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.3%
		Federal Home Loan Mortgage Corporation: 0.8%(7)
684,074		3.500%,01/01/2048	733,567	0.4
157,682		4.000%,09/01/2045	172,044	0.1
92,970		4.000%,09/01/2045	102,415	0.1
88,356		4.000%,09/01/2045	96,595	0.1
68,423		4.000%,09/01/2045	74,253	0.0
114,798		4.000%,05/01/2046	124,460	0.1
8,484		5.000%,12/01/2034	9,645	0.0
27,127		6.000%,02/01/2034	32,576	0.0
989		6.500%,02/01/2022	1,018	0.0
1,625		6.500%,09/01/2022	1,677	0.0
1,900		6.500%,08/01/2032	2,207	0.0
5,779		6.500%,07/01/2034	6,483	0.0
4,350		6.500%,07/01/2034	4,879	0.0
			1,361,819	0.8

		Federal National Mortgage Association: 0.0%(7)
68,716		3.153%, (US0012M + 1.777%),10/01/2036	72,492	0.0

		Government National Mortgage Association: 1.4%
668,000	(8)	2.000%,01/01/2051	698,503	0.4
667,000	(8)	2.500%,02/01/2051	704,649	0.4
1,028,000	(8)	3.000%,01/20/2050	1,074,932	0.6
23,579		5.000%,04/15/2034	26,881	0.0
10,293		6.500%,02/20/2035	11,936	0.0
			2,516,901	1.4

		Uniform Mortgage-Backed Securities: 7.1%
376,364	(8)	1.500%,02/01/2051	379,774	0.2
3,147,000	(8)	2.000%,01/01/2051	3,268,819	1.8
39,269		2.500%,06/01/2030	41,437	0.0
54,258		2.500%,06/01/2030	57,252	0.0
22,953		2.500%,07/01/2030	24,221	0.0
3,715,000	(8)	2.500%,03/12/2050	3,909,017	2.2
725,906		3.500%,09/01/2049	768,630	0.4
1,456,091		3.500%,02/01/2050	1,538,101	0.9
75,609		4.000%,05/01/2045	82,315	0.1

71

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

1,375,479		4.000%,04/01/2049	1,490,221	0.8
731,467		4.000%,02/01/2050	782,223	0.5
53,550		5.000%,06/01/2041	61,521	0.0
9,660		5.500%,09/01/2024	10,783	0.0
134		6.000%,05/01/2021	134	0.0
52,902		6.000%,11/01/2034	63,603	0.1
86,060		6.000%,04/01/2035	103,452	0.1
37,088		6.500%,12/01/2029	41,597	0.0
15,735		6.500%,01/01/2034	17,829	0.0
249		7.000%,04/01/2033	288	0.0
12,926		7.500%,09/01/2032	15,322	0.0
30,380		7.500%,01/01/2033	35,869	0.0
			12,692,408	7.1

	Total U.S. Government Agency Obligations
	(Cost $16,443,188)		16,643,620	9.3

U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 1.0%
1,000		1.250%,05/15/2050	906	0.0
193,000		1.375%,11/15/2040	190,542	0.1
1,661,000		1.375%,08/15/2050	1,552,516	0.9
			1,743,964	1.0

		U.S. Treasury Notes: 2.4%
123,000		0.125%,12/31/2022	123,010	0.1
1,000		0.125%,10/15/2023	999	0.0
1,525,000		0.125%,12/15/2023	1,523,153	0.8
632,000		0.375%,12/31/2025	632,370	0.4
224,000		0.625%,11/30/2027	223,895	0.1
1,794,900		0.875%,11/15/2030	1,788,169	1.0
71,000		0.375%,11/30/2025	71,089	0.0
39,000		0.375%,09/30/2027	38,392	0.0
8,000		1.500%,11/30/2021	8,101	0.0
			4,409,178	2.4

	Total U.S. Treasury Obligations
	(Cost $6,154,405)		6,153,142	3.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.3%
		United States: 10.3%
6,835,633	(4),(6)	BANK 2017-BNK5 XA, 1.067%, 06/15/2060	317,525	0.2
900,000	(1),(4)	BANK 2017-BNK6 E, 2.647%, 07/15/2060	504,168	0.3
1,948,000	(1),(4),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	150,632	0.1
990,003	(4),(6)	BANK 2019-BNK16 XA, 0.962%, 02/15/2052	62,834	0.0
9,446,587	(4),(6)	BANK 2019-BNK21 XA, 0.873%, 10/15/2052	594,950	0.3
8,020,000	(1),(4),(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	215,655	0.1
380,000	(1)	BBCMS 2018-TALL C Mortgage Trust, 1.280%, (US0001M + 1.121%), 03/15/2037	367,895	0.2
210,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	194,866	0.1
1,193,086	(4),(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	86,574	0.0
180,000	(1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	184,353	0.1
5,887,940	(4),(6)	Benchmark 2020-B18 XA Mortgage Trust, 1.794%, 07/15/2053	707,329	0.4
655,016	(1)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650%), 10/15/2036	646,287	0.4
499,543	(1)	BX Commercial Mortgage Trust 2020-BXLP G, 2.659%, (US0001M + 2.500%), 12/15/2029	490,466	0.3
400,000	(1)	BX Commercial Mortgage Trust 2020-FOX F, 4.409%, (US0001M + 4.250%), 11/15/2032	404,240	0.2
100,000	(1)	BX Commercial Mortgage Trust 2020-VKNG E, 2.259%, (US0001M + 2.100%), 10/15/2037	100,085	0.1
270,000	(1),(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	275,249	0.2
1,806,625	(4),(6)	CD 2016-CD1 Mortgage Trust XA, 1.388%, 08/10/2049	100,438	0.1
7,900,000	(4),(6)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.842%, 08/10/2049	334,347	0.2
3,083,966	(4),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.097%, 10/12/2050	152,932	0.1
9,146,315	(1),(4),(6)	COMM 2012-LTRT XA, 0.887%, 10/05/2030	105,084	0.1
110,000	(1),(4)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	98,452	0.1
10,930,690	(4),(6)	COMM 2014-CR16 XA, 0.971%, 04/10/2047	292,972	0.2
570,000	(4)	COMM 2016-COR1 C, 4.381%, 10/10/2049	608,073	0.3
4,147,869	(4),(6)	COMM 2016-CR28 XA, 0.694%, 02/10/2049	108,843	0.1
320,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.589%, (US0001M + 1.430%), 05/15/2036	320,347	0.2
200,000	(4)	Csail 2015-C2 C Commercial Mortgage Trust, 4.190%, 06/15/2057	167,392	0.1
290,000	(1),(4)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	226,459	0.1
259,757	(1),(4),(6)	DBUBS 2011-LC1A XA, 0.563%, 11/10/2046	30	0.0
300,000	(1)	DBUBS 2011-LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650%), 07/10/2044	225,298	0.1
270,000	(1),(4)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	269,832	0.1
3,840,000	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.827%, 01/25/2043	2,249	0.0
7,000,000	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.789%, 12/25/2041	310,407	0.2

72

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

4,090,000	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.884%, 11/25/2030	308,583	0.2
2,099,665	(4),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	314,620	0.2
2,109,000	(6)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	202,641	0.1
35,124,252	(1),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	20,579	0.0
450,000	(1),(4)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	449,663	0.2
293,000	(1),(4)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	276,478	0.2
180,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	90,089	0.0
3,810,371	(4),(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.023%, 11/10/2046	92,057	0.0
2,301,235	(4),(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.035%, 05/10/2050	130,092	0.1
410,000	(1),(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	388,655	0.2
310,000	(1),(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	282,528	0.2
5,140,123	(4),(6)	GS Mortgage Securities Trust 2019-GC42 XA, 0.811%, 09/01/2052	297,845	0.2
861,767	(4),(6)	GS Mortgage Securities Trust 2020-GC47 XA, 1.132%, 05/12/2053	77,716	0.0
1,740,000	(1),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,284,782	0.7
5,516,118	(4),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012- CIBX XA, 1.483%, 06/15/2045	44,979	0.0
270,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	284,578	0.2
660,000	(4)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	721,659	0.4
723,154	(1)	KKR Industrial Portfolio Trust 2020-AIP C, 1.792%, (US0001M + 1.633%), 03/15/2037	724,051	0.4
140,000	(1),(4)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.185%, 04/20/2048	132,991	0.1
2,831,831	(1),(4),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.987%, 03/10/2050	87,549	0.0
1,090,000	(1),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.606%, 11/15/2045	952,067	0.5
18,750,000	(1),(4),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.457%, 12/15/2047	325,089	0.2
570,000	(1),(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	570,332	0.3
170,000	(1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	167,741	0.1
320,000	(1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	308,365	0.2
7,683,472	(4),(6)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.884%, 03/15/2051	394,557	0.2
2,987,515	(1),(4),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.788%, 08/15/2045	56,489	0.0
550,000	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	389,318	0.2
330,000	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.973%, 06/15/2046	259,659	0.1
8,804,585	(4),(6)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.016%, 03/15/2047	203,256	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $19,288,223)		18,465,271	10.3

ASSET-BACKED SECURITIES: 6.3%
		United States: 6.3%
500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 2.579%, (US0003M + 2.350%), 04/14/2029	496,783	0.3
350,000	(1)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.618%, (US0003M + 1.400%), 10/17/2030	349,803	0.2
500,000	(1)	Barings Clo Ltd. 2019-4A C, 3.037%, (US0003M + 2.800%), 01/15/2033	502,088	0.3
412,500	(1)	BlueMountain CLO 2013-2A CR, 2.166%, (US0003M + 1.950%), 10/22/2030	400,240	0.2
400,000	(1)	CIFC Funding 2013-IA BR Ltd., 2.630%, (US0003M + 2.400%), 07/16/2030	399,124	0.2
500,000	(1)	CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650%), 08/24/2032	502,139	0.3
258,362	(4)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.824%, 03/25/2036	167,716	0.1
400,000	(1)	Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950%), 10/20/2030	393,036	0.2
650,000	(1)	Elevation CLO 2014-2A A1R Ltd., 1.467%, (US0003M + 1.230%), 10/15/2029	649,871	0.4

73

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

500,000	(1)	Galaxy XV CLO Ltd. 2013-15A CR, 2.237%, (US0003M + 2.000%), 10/15/2030	491,462	0.3
400,000	(1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.968%, (US0003M + 1.750%), 04/20/2031	389,158	0.2
296,855	(1)	Invitation Homes 2017-SFR2 A Trust, 1.003%, (US0001M + 0.850%), 12/17/2036	297,043	0.2
500,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000%), 10/20/2027	500,014	0.3
250,000	(1)	LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040%), 07/20/2031	248,223	0.1
1,000,000	(1)	LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250%), 03/20/2030	986,399	0.6
250,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 2.018%, (US0003M + 1.800%), 04/20/2030	244,630	0.1
400,000	(1)	Madison Park Funding XXXI Ltd. 2018-31A C, 2.359%, (US0003M + 2.150%), 01/23/2031	395,576	0.2
250,000	(1)	Marble Point CLO XIV Ltd. 2018-2A A1, 1.548%, (US0003M + 1.330%), 01/20/2032	249,787	0.1
200,000	(1),(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	214,044	0.1
500,000	(1)	OCP CLO 2014-5 A BR Ltd., 2.015%, (US0003M + 1.800%), 04/26/2031	488,071	0.3
500,000	(1)	Palmer Square CLO 2020- 2A A1A Ltd., 1.904%, (US0003M + 1.700%), 07/15/2031	501,542	0.3
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850%), 04/15/2026	242,580	0.1
1,060,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,081,334	0.6
400,000	(1)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800%), 01/15/2030	400,028	0.2
250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 2.218%, (US0003M + 2.000%), 10/18/2030	240,278	0.1
560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 2.437%, (US0003M + 2.200%), 10/15/2030	555,390	0.3

	Total Asset-Backed Securities
	(Cost $11,318,521)		11,386,359	6.3

STRUCTURED NOTES: –%
		Russia: –%
RUB 3,719,550	(2)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/2034	–	–

		Total Structured Notes
		(Cost $133,491)	–	–

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 0.0%
		United States: 0.0%
43,083	(2),(5),(9)	American Media, Inc.	–	–
18	(9)	Ingevity Corp.	1,363	0.0
4,988	(9)	Resolute Forest Products, Inc.	32,621	0.0
120		WestRock Co.	5,224	0.0

		Total Common Stock
		(Cost $1,305,735)	39,208	0.0

MUTUAL FUNDS: 22.3%
		United States: 22.3%
735,182		Voya Emerging Markets Corporate Debt Fund - Class P	7,704,709	4.3
1,374,138		Voya Emerging Markets Hard Currency Debt Fund - Class P	13,865,056	7.7
1,101,367		Voya Emerging Markets Local Currency Debt Fund - Class P	7,896,804	4.4
1,313,833		Voya High Yield Bond Fund - Class P	10,589,497	5.9

		Total Mutual Funds
		(Cost $39,291,763)	40,056,066	22.3

				Percentage
				of Net
			Value	Assets
PURCHASED OPTIONS (10): 0.0%
		Total Purchased Options
		(Cost $98,842)	40,098	0.0

		Total Long-Term Investments
		(Cost $175,008,631)	183,682,348	102.3

74

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 0.9%
		Repurchase Agreements: 0.0%
25,369	(11)	Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $25,369, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.500%, Market Value plus accrued interest $25,876, due 02/01/48- 01/01/51) (Cost $25,369)	25,369	0.0

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 0.9%
1,626,011	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $1,626,011)	1,626,011	0.9

	Total Short-Term Investments
	(Cost $1,651,380)		1,651,380	0.9

	Total Investments in Securities
	(Cost $176,660,011)		$ 185,333,728	103.2
	Liabilities in Excess of Other Assets		(5,809,846)	(3.2)
	Net Assets		$ 179,523,882	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Defaulted security.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(5)	Security, or a portion of the security, is on loan.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Represents or includes a TBA transaction.
(9)	Non-income producing security.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2020.

75

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 96.8%
		Australia: 8.2%
174,975		AGL Energy Ltd.	$ 1,615,086	0.4
38,889		ASX Ltd.	2,158,227	0.5
784,732		Aurizon Holdings Ltd.	2,357,674	0.6
599,458		AusNet Services	812,436	0.2
258,445		Australia & New Zealand Banking Group Ltd.	4,535,230	1.1
59,964		BHP Group Ltd.	1,959,299	0.5
171,917		Brambles Ltd.	1,410,115	0.3
56,041		Coca-Cola Amatil Ltd.	558,399	0.1
206,208		Fortescue Metals Group Ltd.	3,724,614	0.9
147,028		Goodman Group	2,149,179	0.5
18,627		Macquarie Group Ltd.	1,988,236	0.5
11,610		Magellan Financial Group Ltd.	480,868	0.1
954,056		Medibank Pvt Ltd.	2,209,732	0.5
69,782		Rio Tinto Ltd.	6,136,741	1.5
56,944		Wesfarmers Ltd.	2,213,251	0.5
			34,309,087	8.2

		Austria: 0.5%
54,881		OMV AG	2,192,103	0.5

		Belgium: 0.8%
23,450		Etablissements Franz Colruyt NV	1,388,545	0.3
18,010		UCB S.A.	1,860,374	0.5
			3,248,919	0.8

		China: 0.7%
985,000		BOC Hong Kong Holdings Ltd.	2,985,758	0.7

		Denmark: 1.6%
18,090		Carlsberg A/S	2,900,052	0.7
2,622		Coloplast A/S	400,980	0.1
13,127		DSV PANALPINA A/S	2,206,147	0.5
10,158		Pandora A/S	1,136,861	0.3
			6,644,040	1.6

		Finland: 2.2%
31,501		Elisa OYJ	1,726,852	0.4
37,255		Kone Oyj	3,035,524	0.7
31,862		Orion Oyj	1,463,571	0.4
74,285		UPM-Kymmene OYJ	2,770,193	0.7
			8,996,140	2.2

		France: 8.2%
48,231	(1)	BNP Paribas	2,546,205	0.6
59,478		Bouygues SA	2,446,195	0.6
20,288		Cie Generale des Etablissements Michelin SCA	2,612,203	0.6
184,217	(1)	Credit Agricole SA	2,328,845	0.6
35,541		Danone	2,338,803	0.6
10,751		Dassault Systemes SE	2,180,501	0.5
25,530	(1)	Eiffage SA	2,467,764	0.6
166,252	(1)	Engie SA	2,548,630	0.6
17,877		Legrand S.A.	1,599,206	0.4
254,571		Orange SA	3,030,656	0.7
53,671		Sanofi	5,201,924	1.3
8,849		Schneider Electric SE	1,278,915	0.3
56,458	(1)	SCOR SE	1,831,291	0.4
25,937		Total SE	1,119,492	0.3
5,793		Vinci SA	577,034	0.1
			34,107,664	8.2

		Germany: 7.6%
2,196		Allianz SE	539,495	0.1
32,498		BASF SE	2,568,713	0.6
33,738		Bayerische Motoren Werke AG	2,977,583	0.7
5,674		Beiersdorf AG	652,277	0.2
38,069		Daimler AG	2,698,288	0.6
12,929		Deutsche Boerse AG	2,201,438	0.5
80,948		Deutsche Post AG	4,009,797	1.0
232,753		Deutsche Telekom AG	4,248,322	1.0
17,448		GEA Group AG	624,062	0.2
15,006		LEG Immobilien AG	2,328,089	0.6
6,861		Muenchener Rueckversicherungs- Gesellschaft AG	2,038,571	0.5
15,034		Siemens AG	2,165,582	0.5
12,484	(1)	Siemens Energy AG	457,530	0.1
16,462		Symrise AG	2,188,501	0.5
375,203		Telefonica Deutschland Holding AG	1,033,407	0.3
11,050		Vonovia SE	807,022	0.2
			31,538,677	7.6

		Hong Kong: 4.0%
76,200		ASM Pacific Technology Ltd.	1,006,349	0.2
163,500		CK Hutchison Holdings Ltd.	1,141,530	0.3
225,500		CK Infrastructure Holdings Ltd.	1,211,026	0.3
298,500		CLP Holdings Ltd.	2,760,123	0.7
898,000		HKT Trust / HKT Ltd.	1,164,644	0.3
128,700		Hongkong Land Holdings Ltd. - HKHGF	531,552	0.1
25,100		Jardine Matheson Holdings Ltd.	1,404,047	0.3
247,600		Link REIT	2,248,648	0.5
357,500		MTR Corp.	1,999,368	0.5
963,000		PCCW Ltd.	579,917	0.1
296,500		Power Assets Holdings Ltd.	1,605,736	0.4
79,000		Sun Hung Kai Properties Ltd.	1,010,329	0.3
			16,663,269	4.0

		Ireland: 0.4%
35,364		CRH PLC	1,503,901	0.4

		Israel: 1.1%
443,582		Bank Leumi Le-Israel BM	2,618,358	0.6
162,687		ICL Group Ltd.	830,468	0.2
209,772		Israel Discount Bank Ltd.	809,943	0.2
21,366		Mizrahi Tefahot Bank Ltd.	495,638	0.1
			4,754,407	1.1

		Italy: 4.8%
177,562		Assicurazioni Generali S.p.A.	3,108,807	0.7
158,287		Enel S.p.A.	1,610,519	0.4

76

Voya International High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

222,673	(1)	ENI S.p.A.	2,324,628	0.5
6,633		Ferrari NV	1,538,459	0.4
1,658,889	(1)	Intesa Sanpaolo SpA	3,921,124	0.9
241,382	(2)	Poste Italiane SpA	2,469,025	0.6
29,074		Recordati Industria Chimica e Farmaceutica SpA	1,616,761	0.4
501,276		Snam SpA	2,830,987	0.7
98,794		Terna Rete Elettrica Nazionale SpA	759,146	0.2
			20,179,456	4.8

		Japan: 25.4%
13,400		ABC-Mart, Inc.	745,071	0.2
25,200		Aeon Mall Co., Ltd.	416,198	0.1
129,400		Ajinomoto Co., Inc.	2,932,171	0.7
129,700		Astellas Pharma, Inc.	2,008,244	0.5
27,900		Calbee, Inc.	841,032	0.2
9,800		Daikin Industries Ltd.	2,180,178	0.5
5,000		Daito Trust Construction Co., Ltd.	467,273	0.1
13,700		Daiwa House Industry Co., Ltd.	407,338	0.1
14,500		Denso Corp.	863,051	0.2
761,800		ENEOS Holdings, Inc.	2,736,159	0.7
1,700		Hikari Tsushin, Inc.	398,878	0.1
42,700		Hitachi Ltd.	1,685,340	0.4
57,400		Honda Motor Co., Ltd.	1,619,616	0.4
16,500		Hoya Corp.	2,285,165	0.5
130,500		Itochu Corp.	3,753,195	0.9
158,600		Japan Post Bank Co. Ltd.	1,303,633	0.3
280,500		Japan Post Holdings Co. Ltd.	2,184,854	0.5
14,200		KDDI Corp.	421,034	0.1
9,800		Konami Holdings Corp.	551,409	0.1
26,200		Lawson, Inc.	1,219,244	0.3
128,500		LIXIL Group Corp.	2,786,737	0.7
31,700	(3)	McDonald’s Holdings Co. Japan Ltd.	1,536,221	0.4
30,700		MEIJI Holdings Co., Ltd.	2,160,658	0.5
207,500		Mitsubishi Chemical Holdings Corp.	1,257,107	0.3
114,800		Mitsubishi Corp.	2,830,031	0.7
79,700		Mitsubishi Heavy Industries Ltd.	2,440,900	0.6
1,082,100		Mitsubishi UFJ Financial Group, Inc.	4,791,127	1.2
22,700		Miura Co., Ltd.	1,267,299	0.3
54,600		MS&AD Insurance Group Holdings, Inc.	1,661,207	0.4
41,000		NEC Corp.	2,202,096	0.5
3,400		Nintendo Co., Ltd.	2,182,601	0.5
7,200		Nippon Shinyaku Co., Ltd.	472,607	0.1
89,800		Nippon Telegraph & Telephone Corp.	2,304,178	0.6
12,000		Nitori Co., Ltd.	2,509,218	0.6
61,000		Nomura Real Estate Holdings, Inc.	1,352,591	0.3
61,600		Olympus Corp.	1,348,664	0.3
54,000		Pan Pacific International Holdings Corp.	1,247,600	0.3
36,600		Santen Pharmaceutical Co., Ltd.	594,430	0.1
31,300		Secom Co., Ltd.	2,887,479	0.7
146,000		Seiko Epson Corp.	2,169,579	0.5
130,900		Sekisui House Ltd.	2,666,669	0.6
70,300		Seven & I Holdings Co., Ltd.	2,489,365	0.6
75,900		SG Holdings Co. Ltd.	2,069,511	0.5
240,700		SoftBank Corp.	3,021,265	0.7
17,000		Sohgo Security Services Co., Ltd.	881,878	0.2
187,200		Sumitomo Corp.	2,480,953	0.6
109,700		Sumitomo Electric Industries Ltd.	1,453,613	0.4
133,600		Sumitomo Mitsui Financial Group, Inc.	4,141,353	1.0
88,600		Sumitomo Mitsui Trust Holdings, Inc.	2,733,729	0.7
32,500		Sundrug Co., Ltd.	1,298,925	0.3
102,100		T&D Holdings, Inc.	1,207,726	0.3
77,600		Teijin Ltd.	1,460,285	0.4
155,600		Tokyu Fudosan Holdings Corp.	831,155	0.2
22,000		Toyo Suisan Kaisha Ltd.	1,070,674	0.3
42,800	(1),(3)	Trend Micro, Inc.	2,464,131	0.6
15,700		Tsuruha Holdings, Inc.	2,232,599	0.5
58,100		Welcia Holdings Co. Ltd.	2,191,671	0.5
100,000		Yamada Holdings Co. Ltd.	531,302	0.1
67,600		Yamato Holdings Co., Ltd.	1,726,011	0.4
			105,974,228	25.4

		Netherlands: 3.2%
71,922		Koninklijke Ahold Delhaize NV	2,029,003	0.5
12,999		Koninklijke DSM NV	2,235,440	0.5
212,654		Koninklijke KPN NV	646,314	0.2
18,691	(1)	Koninklijke Philips NV	1,006,832	0.3
57,591		NN Group NV	2,489,658	0.6
40,663	(1)	Randstad NV	2,632,210	0.6
26,153		Wolters Kluwer NV	2,206,441	0.5
			13,245,898	3.2

		New Zealand: 0.4%
17,204		Fisher & Paykel Healthcare Corp. Ltd.	408,574	0.1
379,659		Spark New Zealand Ltd.	1,285,990	0.3
			1,694,564	0.4

		Norway: 0.4%
18,785		Gjensidige Forsikring ASA	419,269	0.1
144,144		Orkla ASA	1,463,413	0.3
			1,882,682	0.4

		Portugal: 0.2%
62,709		Galp Energia SGPS SA	664,485	0.2

		Singapore: 1.0%
273,600		Mapletree Logistics Trust	416,410	0.1
288,600		Singapore Exchange Ltd.	2,027,125	0.5
935,000		Singapore Telecommunications Ltd.	1,632,643	0.4
			4,076,178	1.0

		Spain: 2.7%
71,885		Enagas	1,581,441	0.4
99,472		Endesa S.A.	2,728,393	0.6
79,421		Ferrovial SA - FERE	2,196,016	0.5
98,819		Red Electrica Corp. SA	2,028,848	0.5
293,362		Repsol SA	2,955,346	0.7
			11,490,044	2.7

77

Voya international high dividend Low volatility portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

	Sweden: 1.5%
51,706	Essity AB	1,665,925	0.4
18,717	Swedish Match AB	1,456,572	0.4
75,126	Tele2 AB	993,766	0.2
185,938	Telefonaktiebolaget LM Ericsson	2,211,817	0.5
		6,328,080	1.5

	Switzerland: 5.7%
2,230	EMS-Chemie Holding AG	2,145,177	0.5
57,108	LafargeHolcim Ltd.-CHF	3,134,533	0.8
7,924	Logitech International SA	769,381	0.2
19,208	Nestle SA	2,270,603	0.5
45,802	Novartis AG	4,312,623	1.0
6,340	Roche Holding AG	2,208,213	0.5
8,215	Schindler Holding AG - Part Cert	2,221,647	0.5
3,255	Swiss Life Holding AG	1,518,361	0.4
12,344	Zurich Insurance Group AG	5,202,024	1.3
		23,782,562	5.7

	United Kingdom: 16.2%
208,177	3i Group PLC	3,292,727	0.8
68,550	Admiral Group Plc	2,710,599	0.7
16,757	Anglo American PLC	553,355	0.1
687,769	Aviva PLC	3,059,225	0.7
1,918,735	(1) Barclays PLC	3,849,170	0.9
1,550,947	BP PLC	5,351,930	1.3
41,032	British American Tobacco PLC	1,523,803	0.4
30,478	Croda International PLC	2,740,890	0.7
507,791	Direct Line Insurance Group PLC	2,220,933	0.5
295,629	Evraz PLC	1,889,345	0.5
251,540	GlaxoSmithKline PLC	4,602,679	1.1
57,600	Hikma Pharmaceuticals PLC	1,979,752	0.5
141,544	Imperial Brands PLC	2,968,832	0.7
308,684	J Sainsbury Plc	948,806	0.2
18,447	London Stock Exchange Group PLC	2,277,038	0.6
266,196	M&G PLC	718,510	0.2
1,313,837	(1) Natwest Group PLC	3,003,418	0.7
69,809	Persimmon PLC	2,634,792	0.6
61,717	Phoenix Group Holdings PLC	591,435	0.1
27,492	Reckitt Benckiser Group PLC	2,453,782	0.6
91,387	Relx PLC (GBP Exchange)	2,236,008	0.5
286,122	Sage Group PLC/The	2,271,877	0.5
125,070	Segro PLC	1,622,880	0.4
478,451	(1) Standard Chartered PLC	3,038,142	0.7
78,732	Unilever PLC	4,767,279	1.1
37,383	United Utilities Group PLC	457,231	0.1
1,326,914	Vodafone Group PLC	2,179,444	0.5
781,518	WM Morrison Supermarkets PLC	1,891,048	0.5
		67,834,930	16.2

	Total Common Stock
	(Cost $364,149,305)	404,097,072	96.8

EXCHANGE-TRADED FUNDS: 0.7%
40,749	iShares MSCI EAFE ETF	2,973,047	0.7

	Total Exchange-Traded Funds (Cost $2,613,490)	2,973,047	0.7

PREFERRED STOCK: 0.1%
	Germany: 0.1%
5,283	Henkel AG & Co. KGaA	595,679	0.1

	Total Preferred Stock
	(Cost $415,361)	595,679	0.1

RIGHTS: 0.0%
	Spain: 0.0%
54,452	(1) Repsol SA	18,672	0.0

	Total Rights
	(Cost $19,229)	18,672	0.0

	Total Long-Term Investments
	(Cost $367,197,385)	407,684,470	97.6

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 1.0%
156,054	(4) Bank of America Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $156,055, collateralized by various U.S. Government Agency Obligations, 1.500%- 3.500%, Market Value plus accrued interest $159,175,due 02/01/48- 01/01/51)	156,054	0.0
1,000,000	(4) Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $1,020,000, due 09/15/21-01/01/51)	1,000,000	0.3

78

Voya international high dividend Low volatility portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

1,000,000	(4) Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,000,008, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 01/26/21-01/01/51)	1,000,000	0.2
1,000,000	(4) Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,020,000, due 01/15/21-01/01/51)	1,000,000	0.3
1,000,000	(4) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.2

	Total Repurchase Agreements

	Total Short-Term investments
	(Cost $4,156,054)	4,156,054	1.0

	Total Investments in Securities
	(Cost $371,353,439)	$ 411,840,524	98.6
	Assets in Excess of Other Liabilities	5,677,753	1.4
	Net Assets	$ 417,518,277	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

79

Vy® American century Small-mid cap value portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STCCK: 97.1%
		Communication Services : 1.7%
300,573		Entravision Communications Corp.	$ 826,576	0.2
92,155		Fox Corp. - Class B	2,661,436	0.8
51,493		Rogers Communications, Inc.	2,397,262	0.7
28,075		Townsquare Media, Inc.	186,980	0.0
			6,072,254	1.7

		Consumer Discretionary: 9.3%
93,393	(1)	Accel Entertainment, Inc.	943,269	0.3
22,532		Advance Auto Parts, Inc.	3,549,015	1.0
12,017	(1)	Aptiv PLC	1,565,695	0.5
15,459		BJ’s Restaurants, Inc.	595,017	0.2
47,828		BorgWarner, Inc.	1,848,074	0.5
15,119		Brunswick Corp.	1,152,673	0.3
21,227	(1)	Dollar Tree, Inc.	2,293,365	0.7
23,476		Genuine Parts Co.	2,357,695	0.7
83,718		Honda Motor Co., Ltd. ADR	2,365,033	0.7
18,967	(1)	Malibu Boats, Inc.	1,184,299	0.3
32,209	(1)	MarineMax, Inc.	1,128,281	0.3
10,145	(1)	Mohawk Industries, Inc.	1,429,938	0.4
42,121	(1)	OneWater Marine, Inc.	1,225,300	0.4
40,231		Penske Auto Group, Inc.	2,389,319	0.7
16,132		Polaris, Inc.	1,537,057	0.4
59,613	(1),(2)	Red Robin Gourmet Burgers, Inc.	1,146,358	0.3
36,789	(1)	Skyline Champion Corp.	1,138,252	0.3
30,659		Sodexo SA	2,592,931	0.8
53,813		Tapestry, Inc.	1,672,508	0.5
			32,114,079	9.3

		Consumer Staples: 7.2%
102,219		Conagra Brands, Inc.	3,706,461	1.1
52,227		Edgewell Personal Care Co.	1,806,010	0.5
28,192		JM Smucker Co.	3,258,995	0.9
35,894		Kellogg Co.	2,233,684	0.6
13,193		Kimberly-Clark Corp.	1,778,812	0.5
137,383		Koninklijke Ahold Delhaize NV	3,875,734	1.1
18,310		Mondelez International, Inc.	1,070,586	0.3
200,391		Orkla ASA	2,034,457	0.6
41,877		Spectrum Brands Holdings, Inc.	3,307,445	1.0
27,552		Sysco Corp.	2,046,012	0.6
			25,118,196	7.2

		Energy: 2.3%
32,325		Baker Hughes Co.	673,976	0.2
95,885	(1)	ChampionX Corp.	1,467,041	0.4
35,697		Cimarex Energy Co.	1,338,994	0.4
78,674		ConocoPhillips	3,146,173	0.9
25,536	(1)	Earthstone Energy, Inc.	136,107	0.0
22,112	(3)	Enviva Partners L.P.	1,004,327	0.3
6,849	(1),(2)	NCS Multistage Holdings, Inc.	154,171	0.1
			7,920,789	2.3

		Financials: 21.8%
70,081		Aflac, Inc.	3,116,502	0.9
17,205		Ameriprise Financial, Inc.	3,343,448	1.0
34,925		Ameris Bancorp.	1,329,595	0.4
13,960		Arthur J. Gallagher & Co.	1,726,992	0.5
55,564		Axis Capital Holdings Ltd.	2,799,870	0.8
94,056		Bank of New York Mellon Corp.	3,991,737	1.2
63,390		BankUnited, Inc.	2,204,704	0.6
9,027		Brown & Brown, Inc.	427,970	0.1
104,671		Capitol Federal Financial, Inc.	1,308,387	0.4
35,685		Chubb Ltd.	5,492,635	1.6
42,485		Commerce Bancshares, Inc.	2,791,264	0.8
142,202	(3)	Compass Diversified Holdings	2,765,829	0.8
4,291	(1)	CrossFirst Bankshares, Inc.	46,128	0.0
98,430	(1)	Donnelley Financial Solutions, Inc.	1,670,357	0.5
36,195	(1)	Eastern Bankshares, Inc.	590,340	0.2
16,634		First Hawaiian, Inc.	392,230	0.1
30,633		Hilltop Holdings, Inc.	842,714	0.2
128,173		Home Bancshares, Inc./Conway AR	2,496,810	0.7
28,883		Independent Bank Group, Inc.	1,805,765	0.5
11,938		James River Group Holdings Ltd.	586,753	0.2
14,895		M&T Bank Corp.	1,896,133	0.5
60,517		Northern Trust Corp.	5,636,553	1.6
63,988		Old National Bancorp.	1,059,641	0.3
35,123		Origin Bancorp, Inc.	975,366	0.3
48,305		Pacific Premier Bancorp, Inc.	1,513,396	0.4
10,879		PNC Financial Services Group, Inc.	1,620,971	0.5
5,569		Premier Financial Corp.	128,087	0.0
13,697		ProAssurance Corp.	243,670	0.1
54,337	(1)	ProSight Global, Inc.	697,144	0.2
5,941		QCR Holdings, Inc.	235,204	0.1
27,870		Reinsurance Group of America, Inc.	3,230,133	0.9
18,982		Renasant Corp.	639,314	0.2
19,177		Signature Bank	2,594,456	0.8
11,546		South State Corp.	834,776	0.2
21,187		State Street Corp.	1,541,990	0.4
16,562		T. Rowe Price Group, Inc.	2,507,321	0.7
36,985		TowneBank/Portsmouth VA	868,408	0.3
65,638		Truist Financial Corp.	3,146,029	0.9
34,636		UMB Financial Corp.	2,389,538	0.7
235,348		Valley National Bancorp	2,294,643	0.7
31,299		Westamerica Bancorp.	1,730,522	0.5
			75,513,325	21.8

		Health Care: 10.3%
10,126		Becton Dickinson & Co.	2,533,728	0.7
55,849		Cardinal Health, Inc.	2,991,273	0.9
43,164		Cerner Corp.	3,387,511	1.0
82,022	(1)	Envista Holdings Corp.	2,766,602	0.8
36,757	(1)	Henry Schein, Inc.	2,457,573	0.7
13,067		Hill-Rom Holdings, Inc.	1,280,174	0.4
12,527	(1)	Hologic, Inc.	912,341	0.3
4,110	(1)	Magellan Health, Inc.	340,472	0.1
14,800		McKesson Corp.	2,574,016	0.7
27,545	(1)	Mednax, Inc.	675,954	0.2

80

Vy® American century small-mid cap value portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

6,688		National Healthcare Corp.	444,150	0.1
27,218		Premier, Inc.	955,352	0.3
29,761		Quest Diagnostics, Inc.	3,546,618	1.0
30,369		Universal Health Services, Inc.	4,175,738	1.2
43,670		Zimmer Biomet Holdings, Inc.	6,729,110	1.9
			35,770,612	10.3

		Industrials: 19.7%
13,113		Albany International Corp.	962,756	0.3
7,827		Arcosa, Inc.	429,937	0.1
329,564		BAE Systems PLC	2,197,792	0.6
12,351		Barrett Business Services, Inc.	842,462	0.2
32,779		Brink’s Co.	2,360,088	0.7
61,837	(1)	Ceco Environmental Corp.	430,386	0.1
122,054	(1),(2)	Charah Solutions, Inc.	350,295	0.1
24,461	(1)	Colfax Corp.	935,389	0.3
17,074		Crane Co.	1,325,967	0.4
6,339		Cummins, Inc.	1,439,587	0.4
58,450		Deluxe Corp.	1,706,740	0.5
15,586	(1)	DIRTT Environmental Solutions	38,497	0.0
39,529	(1)	DXP Enterprises, Inc.	878,730	0.3
13,195	(1)	Dycom Industries, Inc.	996,486	0.3
68,302		Emerson Electric Co.	5,489,432	1.6
10,206		EnPro Industries, Inc.	770,757	0.2
11,577	(1)	Foundation Building Materials, Inc.	222,394	0.1
17,258		General Dynamics Corp.	2,568,336	0.7
51,047	(1)	GMS, Inc.	1,555,913	0.4
28,465		Graham Corp.	432,099	0.1
38,158		Healthcare Services Group, Inc.	1,072,240	0.3
99,374		Heartland Express, Inc.	1,798,669	0.5
24,118		Hubbell, Inc.	3,781,461	1.1
10,372		Hurco Cos, Inc.	311,160	0.1
22,699	(1)	IBEX Holdings Ltd.	424,471	0.1
164,456		IMI PLC	2,620,680	0.8
67,938		Johnson Controls International plc	3,165,231	0.9
90,341		KAR Auction Services, Inc.	1,681,246	0.5
34,673		Korn Ferry	1,508,276	0.4
35,551		Luxfer Holdings PLC	583,747	0.2
455		Luxfer Holdings PLC ADR	7,471	0.0
31,713		MSC Industrial Direct Co.	2,676,260	0.8
6,563		Norfolk Southern Corp.	1,559,434	0.4
6,588	(1)	NV5 Global, Inc.	519,003	0.2
180,978		nVent Electric PLC	4,214,978	1.2
30,331		Oshkosh Corp.	2,610,589	0.8
27,455		Paccar, Inc.	2,368,817	0.7
39,258		Republic Services, Inc.	3,780,545	1.1
83,783		Southwest Airlines Co.	3,905,126	1.1
42,691		Textron, Inc.	2,063,256	0.6
14,633		Timken Co.	1,132,009	0.3
2,521		Unifirst Corp.	533,670	0.2
			68,252,382	19.7

		Information Technology: 9.0%
6,990	(1)	Advanced Energy Industries, Inc.	677,820	0.2
32,360		Applied Materials, Inc.	2,792,668	0.8
69,987		Avnet, Inc.	2,457,244	0.7
37,369		Belden, Inc.	1,565,761	0.5
20,445	(1)	Cardtronics plc	721,708	0.2
10,285		Cass Information Systems, Inc.	400,189	0.1
18,614		CDK Global, Inc.	964,764	0.3
14,761	(1)	Coherent, Inc.	2,214,445	0.6
42,408		EVERTEC, Inc.	1,667,483	0.5
21,485	(1)	F5 Networks, Inc.	3,780,071	1.1
124,203		HP, Inc.	3,054,152	0.9
27,849	(1)	II-VI, Inc.	2,115,410	0.6
34,393		Kulicke & Soffa Industries, Inc.	1,094,041	0.3
12,637		Maxim Integrated Products	1,120,270	0.3
1,043		Microchip Technology, Inc.	144,049	0.0
1,597		MKS Instruments, Inc.	240,269	0.1
28,435		Open Text Corp.	1,292,655	0.4
14,676		Sapiens International Corp. NV	449,232	0.1
16,930		TE Connectivity Ltd.	2,049,715	0.6
110,338	(1)	Teradata Corp.	2,479,295	0.7
			31,281,241	9.0

		Materials: 5.1%
286,513		Graphic Packaging Holding Co.	4,853,530	1.4
23,831		Minerals Technologies, Inc.	1,480,382	0.4
134,275		Mondi PLC	3,146,319	0.9
14,562		Packaging Corp. of America	2,008,245	0.6
86,072	(1),(2)	Pactiv Evergreen, Inc.	1,561,346	0.5
64,075		Sonoco Products Co.	3,796,444	1.1
109,337		Tecnoglass, Inc.	755,519	0.2
			17,601,785	5.1

		Real Estate: 5.3%
132,084		Brandywine Realty Trust	1,573,120	0.4
42,067		Cousins Properties, Inc.	1,409,245	0.4
30,722		Four Corners Property Trust, Inc.	914,594	0.3
49,633		Healthcare Trust of America, Inc.	1,366,893	0.4
71,458		Healthpeak Properties, Inc.	2,160,175	0.6
16,437		Highwoods Properties, Inc.	651,398	0.2
93,505		Kite Realty Group Trust	1,398,835	0.4
66,142		Lexington Realty Trust	702,428	0.2
75,584		MGM Growth Properties LLC	2,365,779	0.7
7,044		National Health Investors, Inc.	487,233	0.1
30,722		Physicians Realty Trust	546,852	0.1
15,565		Sabra Healthcare REIT, Inc.	270,364	0.1
40,703		Summit Hotel Properties, Inc.	366,734	0.1
41,486		Weingarten Realty Investors	899,002	0.3
20,346		Welltower, Inc.	1,314,759	0.4
63,868		Weyerhaeuser Co.	2,141,494	0.6
			18,568,905	5.3

		Utilities: 5.4%
12,115		Ameren Corp.	945,697	0.3
21,050		Atmos Energy Corp.	2,008,801	0.6
56,724		Edison International	3,563,402	1.0

81

Vy® American centurysmall-mid cap value portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

24,349	Evergy, Inc.	1,351,613	0.4
3,594	Eversource Energy	310,917	0.1
56,249	NorthWestern Corp.	3,279,879	0.9
48,629	Pinnacle West Capital Corp.	3,887,889	1.1
29,609	Spire, Inc.	1,896,160	0.6
21,569	Xcel Energy, Inc.	1,438,005	0.4
		18,682,363	5.4

	Total Common Stock
	(Cost $291,304,267)	336,895,931	97.1

EXCHANGE-TRADED FUNDS: 1.6%
56,160	iShares Russell Mid-Cap Value ETF	5,445,273	1.6

	Total Exchange-Traded Funds
	(Cost $4,799,857)	5,445,273	1.6

	Total Long-Term Investments
	(Cost $296,104,124)	342,341,204	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 0.3%
184,916	(4) Nomura Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $184,917, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $188,614, due 01/31/21- 01/15/56)	184,916	0.0
1,000,000	(4) RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 01/05/21-12/20/50)	1,000,000	0.3

	Total Repurchase Agreements
	(Cost $1,184,916)	1,184,916	0.3

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 1.9%
6,609,232	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $6,609,232)	6,609,232	1.9

	Total Short-Term Investments
	(Cost $7,794,148)	7,794,148	2.2

	Total Investments in Securities
	(Cost $303,898,272)	$ 350,135,352	100.9
	Liabilities in Excess of Other Assets	(3,094,930)	(0.9)
	Net Assets	$ 347,040,422	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Security is a Master Limited Partnership.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

82

Vy® columbia contrarian core portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.1%
		Communication Services: 12.7%
28,264		Activision Blizzard, Inc.	$ 2,624,312	1.5
1,578	(1)	Alphabet, Inc. - Class A	2,765,666	1.6
1,868	(1)	Alphabet, Inc. - Class C	3,272,512	1.9
98,546		Comcast Corp. – Class A	5,163,810	2.9
11,983	(1)	Facebook, Inc.- Class A	3,273,276	1.9
19,830	(1)	T-Mobile US, Inc.	2,674,076	1.5
13,750	(1)	Walt Disney Co.	2,491,225	1.4
			22,264,877	12.7

		Consumer Discretionary: 11.5%
2,608	(1)	Amazon.com, Inc.	8,494,074	4.8
962	(1)	Autozone, Inc.	1,140,393	0.6
11,018		Darden Restaurants, Inc.	1,312,464	0.7
17,502	(1)	Dollar Tree, Inc.	1,890,916	1.1
47,777		eBay, Inc.	2,400,794	1.4
19,579		Lowe’s Cos, Inc.	3,142,625	1.8
2,052		McDonald’s Corp.	440,318	0.3
20,313		Tapestry, Inc.	631,328	0.4
1,365	(1)	Ulta Beauty, Inc.	391,974	0.2
23,187	(1)	Under Armour, Inc. - Class A	398,121	0.2
			20,243,007	11.5

		Consumer Staples: 5.4%
54,648		Coca-Cola Co.	2,996,896	1.7
8,097		Colgate-Palmolive Co.	692,375	0.4
32,930		Mondelez International, Inc.	1,925,417	1.1
29,432		Philip Morris International, Inc.	2,436,675	1.4
19,887		Sysco Corp.	1,476,809	0.8
			9,528,172	5.4

		Energy: 2.5%
76,049		Canadian Natural
		Resources Ltd.	1,828,978	1.0
20,026		Chevron Corp.	1,691,196	1.0
18,591		EOG Resources, Inc.	927,133	0.5
			4,447,307	2.5

		Financials: 12.4%
14,200		American Express Co.	1,716,922	1.0
7,120		Aon PLC	1,504,243	0.9
55,817		Bank of America Corp.	1,691,813	1.0
20,497	(1)	Berkshire Hathaway, Inc. – Class B	4,752,639	2.7
4,092		Blackrock, Inc.	2,952,542	1.7
46,409		Citigroup, Inc.	2,861,579	1.6
22,883		JPMorgan Chase & Co.	2,907,743	1.6
39,173		Morgan Stanley	2,684,526	1.5
10,435		State Street Corp.	759,459	0.4
			21,831,466	12.4

		Health Care: 11.4%
14,249		Abbott Laboratories	1,560,123	0.9
9,021	(1)	Alexion Pharmaceuticals, Inc.	1,409,441	0.8
3,942		Anthem, Inc.	1,265,737	0.7
7,093		Becton Dickinson & Co.	1,774,810	1.0
7,125	(1)	BioMarin Pharmaceutical, Inc.	624,791	0.4
6,240		Cigna Corp.	1,299,043	0.7
14,462		CVS Health Corp.	987,755	0.6
20,181		Dentsply Sirona, Inc.	1,056,677	0.6
8,662		Eli Lilly & Co.	1,462,492	0.8
26,096		Johnson & Johnson	4,106,989	2.3
29,442		Medtronic PLC	3,448,836	2.0
4,353		Stryker Corp.	1,066,659	0.6
			20,063,353	11.4

		Industrials: 8.4%
45,456		Carrier Global Corp.	1,714,600	1.0
9,684		Honeywell International, Inc.	2,059,787	1.2
39,661		Raytheon Technologies Corp.	2,836,158	1.6
5,441		Southwest Airlines Co.	253,605	0.1
15,300		Stanley Black & Decker, Inc.	2,731,968	1.6
44,378	(1)	Uber Technologies, Inc.	2,263,278	1.3
13,510		Union Pacific Corp.	2,813,052	1.6
			14,672,448	8.4

		Information Technology: 28.8%
4,272	(1)	Adobe, Inc.	2,136,513	1.2
82,277		Apple, Inc.	10,917,335	6.2
5,398	(1)	Autodesk, Inc.	1,648,225	0.9
34,879		Cisco Systems, Inc.	1,560,835	0.9
20,174		Fidelity National Information Services, Inc.	2,853,814	1.6
20,920	(1)	Fiserv, Inc.	2,381,951	1.4
5,251		Intuit, Inc.	1,994,592	1.1
4,821		Lam Research Corp.	2,276,814	1.3
11,068		Marvell Technology Group Ltd.	526,173	0.3
10,171		Mastercard, Inc. - Class A	3,630,437	2.1
41,900		Microsoft Corp.	9,319,398	5.3
3,263		Nvidia Corp.	1,703,939	1.0
9,507		NXP Semiconductor NV - NXPI - US	1,511,708	0.9
5,739	(1)	Palo Alto Networks, Inc.	2,039,583	1.2
8,500	(1)	PayPal Holdings, Inc.	1,990,700	1.1
22,989		TE Connectivity Ltd.	2,783,278	1.6
23,871		Western Digital Corp.	1,322,215	0.7
			50,597,510	28.8

		Materials: 4.0%
2,558		Air Products &
		Chemicals, Inc.	698,897	0.4
35,586		Corteva, Inc.	1,377,890	0.8
3,026		International Flavors & Fragrances, Inc.	329,350	0.2
39,667		Newmont Corp.	2,375,656	1.3
36,469		Nutrien Ltd.	1,756,347	1.0
622		Sherwin-Williams Co.	457,114	0.3
			6,995,254	4.0

		Real Estate: 0.2%
1,551		American Tower Corp.	348,138	0.2

		Utilities: 1.8%
69,905		AES Corp.	1,642,767	0.9

83

Vy® columbia contrarian Core portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

17,943		American Electric Power Co., Inc.	1,494,114	0.9
			3,136,881	1.8

		Total Common Stock
		(Cost $134,875,975)	174,128,413	99.1

OTHER(2):–%
		Materials: –%
649,000	(3),(4)	SINO Forest Corp. (Escrow)	–	–

		Total Other
		(Cost $–)	–	–

		Total Long-Term Investments
		(Cost $134,875,975)	174,128,413	99.1

SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 1.4%
2,541,375	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
		(Cost $2,541,375)	2,541,375	1.4

		Total Short-Term Investments
		(Cost $2,541,375)	2,541,375	1.4

		Total Investments in Securities
		(Cost $137,417,350)	$176,669,788	100.5
		Liabilities in Excess of Other Assets	(804,999)	(0.5)
		Net Assets	$175,864,789	100.0

(1)	Non-income producing security.
(2)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $– or 0.0% of net assets. Please refer to the table below for additional details.
(5)	Rate shown is the 7-day yield as of December 31, 2020.

84

Vy® COLUMBIA SMALL CAP VALUE II PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 98.8%
		Communication Services: 1.3%
11,000		Nexstar Media Group, Inc.	$ 1,201,090	0.8
61,700	(1)	Vonage Holdings Corp.	794,387	0.5
			1,995,477	1.3

		Consumer Discretionary:	10.2%
48,000		American Eagle Outfitters, Inc.	963,360	0.6
20,200	(1)	Caesars Entertainment, Inc.	1,500,254	1.0
112,345	(1)	Carrols Restaurant Group, Inc.	705,527	0.5
23,100		Childrens Place, Inc./The	1,157,310	0.8
23,900		Dine Brands Global, Inc.	1,386,200	0.9
41,000	(1)	Genesco, Inc.	1,233,690	0.8
52,800		International Game Technology PLC	894,432	0.6
32,400		KB Home	1,086,048	0.7
12,487		Marriott Vacations Worldwide Corp.	1,713,466	1.2
9,000		Papa Johns
		International, Inc.	763,650	0.5
25,500	(1)	Revolve Group, Inc.	794,835	0.5
5,900	(1)	TopBuild Corp.	1,086,072	0.7
16,100	(1)	Visteon Corp.	2,020,872	1.4
			15,305,716	10.2

		Consumer Staples: 3.1%
41,400	(1)	BellRing Brands, Inc.	1,006,434	0.7
44,400	(1)	BJ’s Wholesale Club Holdings, Inc.	1,655,232	1.1
30,400	(1)	Chefs’ Warehouse Holdings, Inc.	780,976	0.5
77,600	(1)	United Natural Foods, Inc.	1,239,272	0.8
			4,681,914	3.1

		Energy: 4.9%
37,200		Cimarex Energy Co.	1,395,372	0.9
101,000		Ovintiv, Inc.	1,450,360	1.0
250,500		Patterson-UTI Energy, Inc.	1,317,630	0.9
19,500	(1)	Renewable Energy Group, Inc.	1,380,990	0.9
211,900	(1)	WPX Energy, Inc.	1,726,985	1.2
			7,271,337	4.9

		Financials: 29.4%
43,000		Ameris Bancorp.	1,637,010	1.1
21,900		Amerisafe, Inc.	1,257,717	0.8
26,800		Argo Group International Holdings Ltd.	1,171,160	0.8
63,000		Atlantic Union Bankshares Corp.	2,075,220	1.4
53,700	(1)	Axos Financial, Inc.	2,015,361	1.4
102,000	(1)	Bancorp, Inc.	1,392,300	0.9
50,100		Blackstone Mortgage Trust, Inc.	1,379,253	0.9
49,900		Cathay General Bancorp.	1,606,281	1.1
30,100		Community Bank System, Inc.	1,875,531	1.3
36,500		Cowen, Inc.	948,635	0.6
25,000	(1)	Focus Financial Partners, Inc.	1,087,500	0.7
43,200		Hancock Whitney Corp.	1,469,664	1.0
33,300		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,112,219	1.4
69,100		Heritage Commerce Corp.	612,917	0.4
44,300		Heritage Financial Corp.	1,036,177	0.7
17,800		Houlihan Lokey, Inc.	1,196,694	0.8
22,700		Independent Bank Corp.	1,658,008	1.1
122,200		MGIC Investment Corp.	1,533,610	1.0
51,000		OceanFirst Financial Corp.	950,130	0.6
37,700		Pacific Premier Bancorp, Inc.	1,181,141	0.8
24,500		Popular, Inc.	1,379,840	0.9
56,500		Radian Group, Inc.	1,144,125	0.8
43,600		Renasant Corp.	1,468,448	1.0
53,800		Sandy Spring Bancorp, Inc.	1,731,822	1.2
93,700		SLM Corp.	1,160,943	0.8
64,600		Starwood Property Trust, Inc.	1,246,780	0.8
17,250		Stifel Financial Corp.	870,435	0.6
39,800		TCF Financial Corp.	1,473,396	1.0
26,000	(1)	Triumph Bancorp, Inc.	1,262,300	0.8
27,800		UMB Financial Corp.	1,917,922	1.3
45,000		WSFS Financial Corp.	2,019,600	1.4
			43,872,139	29.4

		Health Care: 5.5%
11,400	(1)	Arena Pharmaceuticals, Inc.	875,862	0.6
9,600	(1)	Atea Pharmaceuticals, Inc.	401,088	0.3
9,100	(1)	Iovance Biotherapeutics, Inc.	422,240	0.3
4,300	(1)	LHC Group, Inc.	917,276	0.6
22,800	(1)	Merit Medical Systems, Inc.	1,265,628	0.9
8,300	(1)	Novavax, Inc.	925,533	0.6
12,438	(1)	Olema Pharmaceuticals, Inc.	598,019	0.4
67,900	(1)	R1 RCM, Inc.	1,630,958	1.1
10,903	(1)	Silverback Therapeutics, Inc.	505,245	0.3
9,100	(1)	Syneos Health, Inc.	619,983	0.4
			8,161,832	5.5

		Industrials: 15.6%
40,500	(1)	Air Transport Services Group, Inc.	1,269,270	0.9
29,500		Altra Industrial Motion Corp.	1,635,185	1.1
73,500	(1),(2)	API Group Corp.	1,334,025	0.9
18,500	(1)	Beacon Roofing Supply, Inc.	743,515	0.5
64,206	(1)	Bloom Energy Corp.	1,840,144	1.2
29,200		Boise Cascade Co.	1,395,760	0.9
16,500		EMCOR Group, Inc.	1,509,090	1.0
36,500	(1)	Evoqua Water
		Technologies Corp.	984,770	0.7
23,900	(1)	Herc Holdings, Inc.	1,587,199	1.1

85

Vy® COLUMBIA SMALL CAP VALUE II PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

19,900		ICF International, Inc.	1,479,167	1.0
35,941		Kforce, Inc.	1,512,757	1.0
10,400	(1)	Masonite International Corp.	1,022,736	0.7
33,300	(1)	Mastec, Inc.	2,270,394	1.5
14,500		Moog, Inc.	1,149,850	0.8
35,000		Skywest, Inc.	1,410,850	0.9
36,500		Triton International Ltd./Bermuda	1,770,615	1.2
8,400		Werner Enterprises, Inc.	329,448	0.2
			23,244,775	15.6

		Information Technology:	11.3%
14,800	(1)	Cerence, Inc.	1,487,104	1.0
47,200		Cohu, Inc.	1,802,096	1.2
20,000	(1)	Diodes, Inc.	1,410,000	0.9
120,000	(1)	Harmonic, Inc.	886,800	0.6
61,000		KBR, Inc.	1,886,730	1.3
25,600		Kulicke & Soffa Industries, Inc.	814,336	0.5
18,000	(1)	MACOM Technology Solutions Holdings, Inc.	990,720	0.7
51,500	(1)	Magnachip Semiconductor Corp.	696,280	0.5
12,800	(1)	Medallia, Inc.	425,216	0.3
13,600		Science Applications International Corp.	1,287,104	0.9
61,000	(1)	SunPower Corp.	1,564,040	1.0
14,000	(1)	Synaptics, Inc.	1,349,600	0.9
35,300	(1)	Ultra Clean Holdings, Inc.	1,099,595	0.7
78,500	(1)	Viavi Solutions, Inc.	1,175,537	0.8
			16,875,158	11.3

		Materials: 6.8%
55,400	(1)	Alcoa Corp.	1,276,970	0.8
49,000	(1)	Arconic Corp.	1,460,200	1.0
54,300		Cleveland-Cliffs, Inc.	790,608	0.5
87,500		Hecla Mining Co.	567,000	0.4
30,200	(1)	Kraton Corp.	839,258	0.6
47,300	(1)	Livent Corp.	891,132	0.6
18,300		Materion Corp.	1,166,076	0.8
84,700		Orion Engineered Carbons SA	1,451,758	1.0
62,700	(1)	Summit Materials, Inc.	1,259,016	0.8
27,000		United States Steel Corp.	452,790	0.3
			10,154,808	6.8

		Real Estate: 6.4%
34,400		American Assets Trust, Inc.	993,472	0.7
15,100		Centerspace	1,066,664	0.7
47,000		First Industrial Realty
		Trust, Inc.	1,980,110	1.3
39,000		Hudson Pacific
		Properties, Inc.	936,780	0.6
57,800		Mack-Cali Realty Corp.	720,188	0.5
9,800		PS Business Parks, Inc.	1,302,126	0.9
73,700		Sabra Healthcare REIT, Inc.	1,280,169	0.8
120,000		Sunstone Hotel
		Investors, Inc.	1,359,600	0.9
			9,639,109	6.4

		Utilities: 4.3%
31,500		Clearway Energy, Inc.- Class C	1,005,795	0.7
30,500		New Jersey Resources Corp.	1,084,275	0.7
16,500		ONE Gas, Inc.	1,266,705	0.9
28,000		Portland General Electric Co.	1,197,560	0.8
27,465		South Jersey Industries, Inc.	591,871	0.4
5,900		Southwest Gas Holdings, Inc.	358,425	0.2
20,000	(1)	Sunnova Energy International, Inc.	902,600	0.6
			6,407,231	4.3

	Total Common Stock
	(Cost $114,070,184)		147,609,496	98.8

EXCHANGE-TRADED FUNDS: 0.7%
8,000		iShares Russell 2000 Value Index Fund	1,054,000	0.7

	Total Exchange-Traded Funds
	(Cost $1,064,857)		1,054,000	0.7

	Total Long-Term Investments
	(Cost $115,135,041)		148,663,496	99.5

SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 1.4%
2,047,657	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
		(Cost $2,047,657)	2,047,657	1.4

	Total Short-Term Investments
	(Cost $2,047,657)		2,047,657	1.4

	Total Investments in Securities
	(Cost $117,182,698)		$ 150,711,153	100.9
	Liabilities in Excess of Other Assets		(1,405,614)	(0.9)
	Net Assets		$ 149,305,539	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of December 31, 2020.

86

VY® INVESCO COMSTOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.3%
		Communication Services: 3.2%
84,932		AT&T, Inc.	$ 2,442,644	1.2
62,291		Comcast Corp. – Class A	3,264,049	1.6
486,624		Vodafone Group PLC	799,275	0.4
			6,505,968	3.2

		Consumer Discretionary: 4.7%
1,017	(1)	Booking Holdings, Inc.	2,265,133	1.1
23,803		eBay, Inc.	1,196,101	0.6
113,267		General Motors Co.	4,716,438	2.3
24,891		Las Vegas Sands Corp.	1,483,504	0.7
			9,661,176	4.7

		Consumer Staples: 6.7%
76,584		Altria Group, Inc.	3,139,944	1.5
21,231		Archer-Daniels-Midland Co.	1,070,255	0.5
46,697		Kraft Heinz Co.	1,618,518	0.8
77,507		Philip Morris International, Inc.	6,416,804	3.1
23,174		Tyson Foods, Inc.	1,493,333	0.8
			13,738,854	6.7

		Energy: 9.2%
81,025		Canadian Natural Resources Ltd.	1,947,172	1.0
43,778		Chevron Corp.	3,697,052	1.8
32,609		ConocoPhillips	1,304,034	0.6
131,397		Devon Energy Corp.	2,077,387	1.0
52,928		Hess Corp.	2,794,069	1.4
314,288		Marathon Oil Corp.	2,096,301	1.0
116,291		Parsley Energy, Inc. - Class A	1,651,332	0.8
9,680		Pioneer Natural Resources Co.	1,102,455	0.5
135,157		Suncor Energy, Inc.	2,267,934	1.1
			18,937,736	9.2

		Financials: 24.8%
23,829		Allstate Corp.	2,619,522	1.3
129,736		American International Group, Inc.	4,911,805	2.4
247,085		Bank of America Corp.	7,489,146	3.6
83,723		Bank of New York Mellon Corp.	3,553,204	1.7
7,519		Capital One Financial Corp.	743,253	0.4
136,407		Citigroup, Inc.	8,410,856	4.1
79,053		Citizens Financial Group, Inc.	2,826,935	1.4
85,130		Fifth Third Bancorp	2,347,034	1.1
12,748		Goldman Sachs Group, Inc.	3,361,775	1.6
25,521		JPMorgan Chase & Co.	3,242,954	1.6
44,610		Metlife, Inc.	2,094,440	1.0
67,529		Morgan Stanley	4,627,763	2.2
23,390		State Street Corp.	1,702,324	0.8
110,218		Wells Fargo & Co.	3,326,379	1.6
			51,257,390	24.8

		Health Care: 14.5%
15,526		Anthem, Inc.	4,985,243	2.4
48,103		Bristol-Myers Squibb Co.	2,983,829	1.4
37,514		CVS Health Corp.	2,562,206	1.2
29,674		Dentsply Sirona, Inc.	1,553,731	0.8
28,143		HCA Healthcare, Inc.	4,628,398	2.2
25,710	(1)	Henry Schein, Inc.	1,718,971	0.8
23,311		Johnson & Johnson	3,668,685	1.8
16,041		McKesson Corp.	2,789,851	1.4
73,106		Sanofi ADR	3,552,220	1.7
11,426		Universal Health Services, Inc.	1,571,075	0.8
			30,014,209	14.5

		Industrials: 13.1%
23,502		Caterpillar, Inc.	4,277,834	2.1
34,447		Eaton Corp. PLC	4,138,463	2.0
49,103		Emerson Electric Co.	3,946,408	1.9
13,052		FedEx Corp.	3,388,560	1.6
258,200		General Electric Co.	2,788,560	1.4
73,593		Johnson Controls International plc	3,428,698	1.7
66,155		Textron, Inc.	3,197,271	1.5
12,751		Trane Technologies PLC	1,850,935	0.9
			27,016,729	13.1

		Information Technology: 11.5%
35,617		CDK Global, Inc.	1,846,029	0.9
83,573		Cisco Systems, Inc.	3,739,892	1.8
49,303		Cognizant Technology Solutions Corp.	4,040,381	2.0
63,408		Intel Corp.	3,158,987	1.5
15,110		Microsoft Corp.	3,360,766	1.6
21,720		NXP Semiconductor NV - NXPI - US	3,453,697	1.7
27,583		Qualcomm, Inc.	4,201,994	2.0
			23,801,746	11.5

		Materials: 5.5%
75,652		CF Industries Holdings, Inc.	2,928,489	1.4
82,458		Corteva, Inc.	3,192,774	1.5
24,999		DuPont de Nemours, Inc.	1,777,679	0.9
68,718		International Paper Co.	3,416,659	1.7
			11,315,601	5.5

		Real Estate: 1.3%
116,580		Host Hotels & Resorts, Inc.	1,705,565	0.8
6,827		Jones Lang LaSalle, Inc.	1,012,922	0.5
			2,718,487	1.3

		Utilities: 2.8%
76,470		Exelon Corp.	3,228,563	1.6
125,909		Vistra Corp.	2,475,371	1.2
			5,703,934	2.8

	Total Common Stock
	(Cost $168,001,164)		200,671,830	97.3

87

VY® INVESCO COMSTOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

SHORT-TERM INVESTMENTS: 3.0%
	Mutual Funds: 3.0%
6,288,771	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%
	(Cost $6,288,771)	6,288,771	3.0

	Total Short-Term Investments
	(Cost $6,288,771)	6,288,771	3.0

	Total Investments in Securities
	(Cost $174,289,935)	$206,960,601	100.3
	Liabilities in Excess of Other Assets	(637,716)	(0.3)
	Net Assets	$206,322,885	100.0

ADR   American Depositary Receipt

(1)       Non-income producing security.

(2)       Rate shown is the 7-day yield as of December 31, 2020.

88

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 67.2%
		Communication Services: 4.1%
14,876	(1)	Charter Communications, Inc.	$ 9,841,218	0.8
235,990		Comcast Corp. – Class A	12,365,876	1.0
7,540,458		Vodafone Group PLC	12,385,135	1.0
93,056	(1)	Walt Disney Co.	16,859,886	1.3
			51,452,115	4.1

		Consumer Discretionary: 5.1%
5,956	(1)	Booking Holdings, Inc.	13,265,620	1.1
698,477		General Motors Co.	29,084,583	2.3
2,272,939	(1)	Kingfisher PLC	8,398,849	0.6
201,625		TJX Cos., Inc.	13,768,971	1.1
			64,518,023	5.1

		Consumer Staples: 4.1%
52,158		Mondelez International,Inc.	3,049,678	0.2
280,658		Philip Morris International, Inc.	23,235,676	1.9
172,473		Sysco Corp.	12,807,845	1.0
362,767	(1)	US Foods Holding Corp.	12,083,769	1.0
			51,176,968	4.1

		Energy: 3.5%
272,392		Canadian Natural Resources Ltd.	6,546,053	0.5
140,866		Chevron Corp.	11,896,134	0.9
130,648		Concho Resources, Inc./Midland TX	7,623,311	0.6
54,288		ConocoPhillips	2,170,977	0.2
469,306		Devon Energy Corp.	7,419,728	0.6
576,081	(2)	Parsley Energy, Inc. – Class A	8,180,350	0.7
			43,836,553	3.5

		Financials: 15.7%
78,056		American Express Co.	9,437,751	0.8
509,263		American International Group, Inc.	19,280,697	1.5
356,644		Bank of America Corp.	10,809,880	0.9
137,562		Charles Schwab Corp.	7,296,288	0.6
198,743		Citigroup, Inc.	12,254,493	1.0
516,185		Citizens Financial Group, Inc.	18,458,776	1.5
306,461		Equitable Holdings, Inc.	7,842,337	0.6
82,718		Goldman Sachs Group, Inc.	21,813,564	1.7
342,394		Morgan Stanley	23,464,261	1.9
129,313		PNC Financial Services Group, Inc.	19,267,637	1.5
342,373		Truist Financial Corp.	16,409,938	1.3
746,518		Wells Fargo & Co.	22,529,913	1.8
37,677		Willis Towers Watson PLC	7,937,790	0.6
			196,803,325	15.7

		Health Care: 10.6%
96,356	(1)	Alcon, Inc.	6,397,667	0.5
58,388		Anthem, Inc.	18,747,803	1.5
272,919		Bristol-Myers Squibb Co.	16,929,166	1.4
47,179		Cigna Corp.	9,821,724	0.8
120,988		CVS Health Corp.	8,263,480	0.7
274,711		GlaxoSmithKline PLC	5,026,662	0.4
48,899		Johnson & Johnson	7,695,725	0.6
64,687		McKesson Corp.	11,250,363	0.9
133,026		Medtronic PLC	15,582,666	1.2
215,682		Pfizer, Inc.	7,939,254	0.6
100,694		Sanofi	9,759,507	0.8
47,944		Universal Health Services, Inc.	6,592,300	0.5
59,523		Zimmer Biomet Holdings, Inc.	9,171,899	0.7
			133,178,216	10.6

		Industrials: 8.2%
97,383		Adecco Group AG	6,486,035	0.5
218,407		CSX Corp.	19,820,435	1.6
116,753		General Dynamics Corp.	17,375,182	1.4
397,253		Johnson Controls International plc	18,508,017	1.5
79,486		Quanta Services, Inc.	5,724,582	0.4
207,441		Raytheon Technologies Corp.	14,834,106	1.2
216,174		Textron, Inc.	10,447,689	0.8
67,776		Trane Technologies PLC	9,838,364	0.8
			103,034,410	8.2

		Information Technology:	8.9%
64,903		Apple, Inc.	8,611,979	0.7
305,725		Cognizant Technology Solutions Corp.	25,054,164	2.0
240,461		Corning, Inc.	8,656,596	0.7
80,833	(1)	Fiserv, Inc.	9,203,645	0.7
105,317	(1)	Micron Technology, Inc.	7,917,732	0.6
72,871		NXP Semiconductor NV - NXPI - US	11,587,218	0.9
224,744		Oracle Corp.	14,538,689	1.2
107,568		Qualcomm, Inc.	16,386,909	1.3
77,101		TE Connectivity Ltd.	9,334,618	0.8
			111,291,550	8.9

		Materials: 3.7%
530,358		Corteva, Inc.	20,535,462	1.6
171,057		Dow, Inc.	9,493,663	0.8
131,950		DuPont de Nemours, Inc.	9,382,965	0.7
155,619	(2)	Nutrien Ltd.	7,494,611	0.6
			46,906,701	3.7

		Real Estate: 1.5%
299,966	(1)	CBRE Group, Inc.	18,813,868	1.5

		Utilities: 1.8%
78,249		Duke Energy Corp.	7,164,479	0.5
202,570		Exelon Corp.	8,552,505	0.7
244,312		FirstEnergy Corp.	7,478,390	0.6
			23,195,374	1.8

	Total Common Stock
	(Cost $661,497,482)		844,207,103	67.2

PREFERRED STOCK: 0.9%
		Energy: 0.6%
140,612	(1),(2),(3)	El Paso Energy Capital Trust I	7,278,077	0.6

89

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

		Financials: 0.3%
75,900	(1)	AMG Capital Trust II	3,702,402	0.3
4,000	(3),(4)	Wells Fargo & Co.	107,400	0.0
			3,809,802	0.3

	Total Preferred Stock
	(Cost $10,847,296)		11,087,879	0.9

				Percentage
Principal				of Net
Amount†			Value	Assets
CORPORATE BONDS/NOTES: 12.6%
		Basic Materials: 0.1%
441,000	(5)	LYB Finance Co. BV, 8.100%, 03/15/2027	610,073	0.1
195,000		International Paper Co., 6.000%, 11/15/2041	286,012	0.0
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	211,264	0.0
211,000		Sherwin-Williams Co/The, 4.500%, 06/01/2047	282,251	0.0
			1,389,600	0.1

		Communications: 1.4%
455,000		America Movil SAB de CV, 4.375%, 07/16/2042	570,200	0.1
837,000		AT&T, Inc., 3.000%, 06/30/2022	866,445	0.1
125,000	(5)	AT&T, Inc., 3.500%, 09/15/2053	125,007	0.0
334,000	(5)	AT&T, Inc., 3.550%, 09/15/2055	332,883	0.0
533,000		AT&T, Inc., 4.300%, 02/15/2030	637,159	0.1
747,000		AT&T, Inc., 4.500%, 05/15/2035	906,760	0.1
1,635,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	1,724,107	0.1
958,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	965,438	0.1
1,495,000		Cisco Systems, Inc., 1.850%, 09/20/2021	1,510,246	0.1
910,000		Comcast Corp., 3.900%, 03/01/2038	1,113,585	0.1
1,055,000		Comcast Corp., 4.150%, 10/15/2028	1,270,263	0.1
135,000		Comcast Corp., 6.450%, 03/15/2037	207,958	0.0
188,000	(5)	Cox Communications, Inc., 2.950%, 10/01/2050	192,224	0.0
210,000		NBCUniversal Media LLC, 5.950%, 04/01/2041 321,012		0.0
1,405,000		Orange SA, 4.125%, 09/14/2021	1,440,643	0.1

910,000		Rogers Communications, Inc., 4.300%, 02/15/2048	1,164,611	0.1
415,000		Rogers Communications, Inc., 4.500%, 03/15/2043	528,703	0.0
390,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	471,137	0.0
860,000		Telefonica Emisiones SAU, 5.213%, 03/08/2047	1,110,441	0.1
535,000		Verizon Communications, Inc., 4.400%, 11/01/2034	667,877	0.1
833,000		Verizon Communications, Inc., 4.812%, 03/15/2039	1,086,784	0.1
			17,213,483	1.4

		Consumer, Cyclical: 0.6%
511,173		American Airlines 2014- 1 Class A Pass Through Trust, 3.700%, 10/01/2026	482,385	0.0
252,344		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	254,515	0.0
115,313		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/12/2022	115,430	0.0
595,000		Dollar General Corp., 3.250%, 04/15/2023	629,720	0.0
563,000		General Motors Co., 6.600%, 04/01/2036	770,701	0.1
713,000		General Motors Financial Co., Inc., 5.250%, 03/01/2026	841,116	0.1
896,000		Home Depot, Inc., 2.000%, 04/01/2021	898,345	0.1
740,000		Starbucks Corp., 3.550%, 08/15/2029	861,350	0.1
635,519		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/2028	647,478	0.0
544,946		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	542,871	0.0
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/2021	1,020,895	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	847,608	0.1
			7,912,414	0.6

		Consumer, Non-cyclical: 2.2%
1,299,000		AbbVie, Inc., 4.050%, 11/21/2039	1,571,477	0.1
1,137,000		AbbVie, Inc., 4.500%, 05/14/2035	1,429,080	0.1
185,000		AbbVie, Inc., 4.850%, 06/15/2044	245,392	0.0
1,273,000		Altria Group, Inc., 5.800%, 02/14/2039	1,677,323	0.1

90

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,475,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,872,971	0.2
216,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	281,992	0.0
498,000	(5)	Bayer US Finance II LLC, 4.375%, 12/15/2028	585,886	0.1
981,000	(5)	Bayer US Finance LLC, 3.000%, 10/08/2021	997,856	0.1
218,000		Becton Dickinson & Co., 4.875%, 05/15/2044	269,674	0.0
654,000		Bristol-Myers Squibb Co., 4.125%, 06/15/2039	835,188	0.1
325,000		Bristol-Myers Squibb Co., 4.000%, 08/15/2023	355,995	0.0
1,445,000		Bristol-Myers Squibb Co., 4.625%, 05/15/2044	1,973,088	0.2
107,000		Cigna Corp., 4.800%, 08/15/2038	139,495	0.0
620,000		CVS Health Corp., 3.375%, 08/12/2024	677,550	0.1
438,685		CVS Pass-Through Trust, 6.036%, 12/10/2028	509,795	0.0
755,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	775,718	0.1
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	126,316	0.0
1,232,000	(5)	Heineken NV, 3.500%, 01/29/2028	1,403,201	0.1
240,000		Ingredion, Inc., 6.625%, 04/15/2037	345,129	0.0
150,000	(5)	Kraft Heinz Foods Co., 4.625%, 10/01/2039	167,806	0.0
963,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/2022	991,799	0.1
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	555,682	0.0
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/2025	106,174	0.0
413,000		Medtronic, Inc., 4.375%, 03/15/2035	556,352	0.0
513,000		Molson Coors Beverage Co., 4.200%, 07/15/2046	588,672	0.1
574,000		Utah Acquisition Sub, Inc., 3.150%, 06/15/2021	579,568	0.1
3,220,000	(5)	Nestle Holdings, Inc., 3.100%, 09/24/2021	3,276,956	0.3
1,245,000		PepsiCo, Inc., 3.000%, 08/25/2021	1,268,309	0.1
555,000		Pfizer, Inc., 2.200%, 12/15/2021 565,847		0.0
1,730,000		Pfizer, Inc., 3.000%, 09/15/2021	1,764,482	0.1
275,000		Philip Morris International, Inc., 3.600%, 11/15/2023	299,729	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/2043	1,101,415	0.1
155,000		UnitedHealth Group, Inc., 3.500%, 08/15/2039	184,398	0.0
79,000		Zoetis, Inc., 4.700%, 02/01/2043	108,185	0.0
			28,188,500	2.2

		Energy: 1.1%
927,000		BP Capital Markets America, Inc., 2.939%, 06/04/2051	946,610	0.1
612,000	(5)	Cameron LNG LLC, 3.701%, 01/15/2039	691,030	0.1
392,000		ConocoPhillips Co., 4.150%, 11/15/2034	455,595	0.0
182,000		Energy Transfer Operating L.P., 4.200%, 09/15/2023	196,347	0.0
570,000		Energy Transfer Operating L.P., 4.900%, 03/15/2035	628,584	0.0
723,000		Energy Transfer Operating L.P., 5.000%, 05/15/2050	783,581	0.1
833,000		Enterprise Products Operating LLC, 4.250%, 02/15/2048	978,357	0.1
250,000		Husky Energy, Inc., 3.950%, 04/15/2022	257,670	0.0
700,000		Kinder Morgan, Inc., 5.300%, 12/01/2034	862,952	0.1
2,340,000		MPLX L.P., 4.500%, 07/15/2023	2,549,647	0.2
973,000		MPLX L.P., 4.500%, 04/15/2038	1,112,967	0.1
570,000		Noble Energy, Inc., 5.250%, 11/15/2043	818,830	0.1
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	303,833	0.0
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/2045	1,004,183	0.1
544,000		Suncor Energy, Inc., 3.600%, 12/01/2024	600,343	0.0
835,000		Sunoco Logistics Partners Operations L.P., 5.300%, 04/01/2044	903,220	0.1
215,000		Texas Eastern Transmission L.P., 7.000%, 07/15/2032	299,144	0.0
			13,392,893	1.1

		Financial: 4.7%
231,000		Air Lease Corp., 3.000%, 09/15/2023	243,083	0.0
1,870,000		Air Lease Corp., 4.250%, 09/15/2024	2,050,387	0.2
885,000		Aircastle Ltd., 4.400%, 09/25/2023	938,205	0.1
410,000		Allstate Corp./The, 3.280%, 12/15/2026	468,553	0.0
543,000		American Express Co., 3.625%, 12/05/2024	603,616	0.0

91

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

1,140,000		American International Group, Inc., 4.375%, 01/15/2055	1,466,954	0.1
455,000	(5)	ANZ New Zealand Int’l Ltd./London, 2.875%, 01/25/2022	467,160	0.0
440,000	(5)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	487,625	0.0
285,000	(5)	Athene Global Funding, 2.750%, 06/25/2024	301,640	0.0
1,555,000	(5)	Athene Global Funding, 4.000%, 01/25/2022	1,610,608	0.1
948,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.300%, 06/01/2021	956,304	0.1
305,000	(5)	Aviation Capital Group LLC, 2.875%, 01/20/2022	308,872	0.0
1,095,000	(5)	Aviation Capital Group LLC, 4.875%, 10/01/2025	1,184,167	0.1
720,000		Bank of America Corp., 3.248%, 10/21/2027	805,969	0.1
725,000	(5)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	789,532	0.1
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/2025	853,777	0.1
1,140,000		Capital One Financial Corp., 3.200%, 01/30/2023	1,201,742	0.1
130,000	(5)	Carlyle Holdings Finance LLC, 3.875%, 02/01/2023	138,386	0.0
630,000	(4)	Citigroup, Inc., 3.668%, 07/24/2028	714,375	0.1
1,930,000		Citigroup, Inc., 4.000%, 08/05/2024	2,149,855	0.2
520,000		Citigroup, Inc., 4.750%, 05/18/2046	694,495	0.1
260,000		Citigroup, Inc., 5.300%, 05/06/2044	366,864	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/2043	911,858	0.1
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/2021	600,786	0.0
472,000	(5)	Credit Suisse AG, 6.500%, 08/08/2023	532,719	0.0
60,000		Crown Castle International Corp., 4.750%, 05/15/2047	77,092	0.0
620,000		Discover Bank, 3.350%, 02/06/2023	654,565	0.1
2,275,000		EPR Properties, 4.750%, 12/15/2026	2,300,953	0.2
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	940,905	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/2021 365,007		0.0
835,000		Office Properties Income Trust, 4.000%, 07/15/2022	853,939	0.1
755,000	(2),(5)	Guardian Life Global Funding, 2.900%, 05/06/2024	813,155	0.1
320,000		Healthpeak Properties, Inc., 4.200%, 03/01/2024	351,518	0.0
840,000		Healthpeak Properties, Inc., 3.875%, 08/15/2024	930,036	0.1
240,000		Service Properties Trust, 5.000%, 08/15/2022	244,800	0.0
1,790,000	(4)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,905,906	0.1
670,000	(5)	Jackson National Life Global Funding, 2.100%, 10/25/2021	679,778	0.1
620,000	(5)	Jackson National Life Global Funding, 3.250%, 01/30/2024	666,891	0.1
550,000		JPMorgan Chase & Co., 3.200%, 06/15/2026	616,096	0.0
1,270,000	(4)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,449,675	0.1
665,000	(4)	JPMorgan Chase & Co., 3.558%, 12/31/2199	654,154	0.1
1,270,000	(4)	JPMorgan Chase & Co., 3.897%, 01/23/2049	1,601,135	0.1
675,000	(4)	JPMorgan Chase & Co., 4.260%, 02/22/2048	884,073	0.1
443,000	(5)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	582,382	0.0
950,000	(5)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	1,137,635	0.1
587,000		Lifestorage L.P./CA, 3.500%, 07/01/2026	663,275	0.1
285,000		Markel Corp., 5.000%, 03/30/2043	354,899	0.0
525,000		Markel Corp., 5.000%, 05/20/2049	724,815	0.1
1,300,000	(5)	MassMutual Global Funding II, 2.000%, 04/15/2021	1,306,421	0.1
2,360,000	(5)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,602,712	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/2025	1,190,935	0.1
1,230,000		National Australia Bank Ltd./New York, 1.875%, 07/12/2021	1,240,469	0.1
1,000,000	(5)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	1,211,526	0.1
1,105,000	(2)	PartnerRe Finance B LLC, 3.700%, 07/02/2029	1,272,787	0.1
755,000		PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	870,489	0.1
200,000		Regency Centers L.P., 2.950%, 09/15/2029	213,823	0.0
300,000		Regency Centers L.P., 4.650%, 03/15/2049	361,978	0.0
259,000		Reinsurance Group of America, Inc., 4.700%, 09/15/2023	286,400	0.0

92

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

690,000	(5)	Reliance Standard Life Global Funding II, 3.050%, 01/20/2021	690,804	0.1
805,000	(5)	Societe Generale SA, 5.000%, 01/17/2024	889,353	0.1
985,000	(2),(5)	Standard Chartered PLC, 3.050%, 01/15/2021	985,753	0.1
670,000		Synchrony Financial, 3.950%, 12/01/2027	751,642	0.1
445,000		Travelers Cos, Inc., 4.600%, 08/01/2043	624,365	0.0
585,000	(5)	UBS Group AG, 4.125%, 04/15/2026	677,087	0.1
410,000		US Bancorp, 3.100%, 04/27/2026	456,864	0.0
965,000		Wells Fargo & Co., 3.550%, 09/29/2025	1,084,271	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/2026	539,051	0.0
300,000		Wells Fargo & Co., 4.650%, 11/04/2044	384,386	0.0
315,000		Willis North America, Inc., 3.600%, 05/15/2024	344,058	0.0
350,000		WR Berkley Corp., 4.625%, 03/15/2022	366,915	0.0
			58,652,305	4.7

		Industrial: 0.9%
970,000		Avnet, Inc., 4.625%, 04/15/2026	1,098,468	0.1
735,000		Caterpillar Financial Services Corp., 1.700%, 08/09/2021	741,376	0.1
330,000		CSX Corp., 5.500%, 04/15/2041	462,120	0.0
1,015,000		Deere & Co., 2.600%, 06/08/2022	1,044,392	0.1
295,000		FedEx Corp., 4.900%, 01/15/2034	381,076	0.0
1,620,000		General Dynamics Corp., 3.875%, 07/15/2021	1,636,513	0.1
620,000		Honeywell International, Inc., 0.461%, (US0003M + 0.230%), 08/19/2022	620,679	0.1
459,000		Norfolk Southern Corp., 3.400%, 11/01/2049	526,577	0.1
703,000		Packaging Corp. of America, 4.500%, 11/01/2023	775,492	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/2023	296,252	0.0
345,000		Raytheon Technologies Corp., 4.450%, 11/16/2038	435,041	0.0
410,000	(5)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	414,353	0.0
157,000		Union Pacific Corp., 3.646%, 02/15/2024	170,560	0.0
375,000		Union Pacific Corp., 3.839%, 03/20/2060 465,239		0.0
730,000		Union Pacific Corp., 4.150%, 01/15/2045	907,608	0.1
330,000		United Parcel Service, Inc., 3.400%, 11/15/2046	398,113	0.0
752,000		Waste Management, Inc., 3.900%, 03/01/2035	922,399	0.1
			11,296,258	0.9

		Technology: 1.0%
1,146,000		Apple, Inc., 2.150%, 02/09/2022	1,169,922	0.1
435,000		Apple, Inc., 3.350%, 02/09/2027	496,460	0.0
1,030,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/2024	1,113,751	0.1
910,000	(5)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	1,006,748	0.1
35,000	(5)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	52,950	0.0
340,000	(2)	DXC Technology Co., 4.450%, 09/18/2022	357,962	0.0
1,630,000		Fiserv, Inc., 3.800%, 10/01/2023	1,776,175	0.1
200,000		Micron Technology, Inc., 4.663%, 02/15/2030	245,682	0.0
649,000		Microsoft Corp., 3.500%, 02/12/2035	799,481	0.1
690,000		NVIDIA Corp., 2.200%, 09/16/2021	698,476	0.1
1,805,000	(5)	NXP BV / NXP Funding LLC, 3.875%, 09/01/2022	1,902,752	0.2
795,000	(5)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	958,825	0.1
985,000		Oracle Corp., 3.600%, 04/01/2040	1,155,025	0.1
285,000		Texas Instruments, Inc., 2.625%, 05/15/2024	304,539	0.0
			12,038,748	1.0

		Utilities: 0.6%
620,000	(5)	Electricite de France SA, 4.875%, 01/22/2044	784,007	0.1
345,000		Georgia Power Co., 3.700%, 01/30/2050	415,974	0.0
703,000		NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	801,247	0.1
760,000		NiSource, Inc., 4.375%, 05/15/2047	965,875	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/2044	682,872	0.0
667,000		Sempra Energy, 3.800%, 02/01/2038	773,588	0.1
2,240,000		Southern Co/The, 2.350%, 07/01/2021	2,257,782	0.2
529,000		Xcel Energy, Inc., 0.500%, 10/15/2023	530,818	0.0
274,000		Xcel Energy, Inc., 3.500%, 12/01/2049	321,234	0.0
			7,533,397	0.6

	Total Corporate Bonds/Notes
	(Cost $140,292,334)		157,617,598	12.6

93

VY® Invesco Equity And Income portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
320,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	495,309	0.0

	Total Municipal Bonds
	(Cost $320,000)		495,309	0.0

U.S. TREASURY OBLIGATIONS: 3.8%
		U.S. Treasury Bonds: 0.4%
5,120,800		1.375%,08/15/2050	4,786,348	0.4
425,000	(2)	4.500%,02/15/2036	623,272	0.0
			5,409,620	0.4

		U.S. Treasury Notes: 3.4%
21,060,000		0.125%,12/15/2023	21,034,498	1.7
1,570,000		0.625%,11/30/2027	1,569,264	0.1
3,042,000		0.875%,11/15/2030	3,030,592	0.3
5,000,000		0.125%,11/30/2022	5,000,781	0.4
11,196,700		0.375%,11/30/2025	11,210,696	0.9
			41,845,831	3.4

	Total U.S. Treasury Obligations
	(Cost $47,110,754)		47,255,451	3.8

CONVERTIBLE BONDS/NOTES:8.8%
		Communications: 4.3%
389,000	(2),(5)	Booking Holdings, Inc., 0.750%, 05/01/2025	567,087	0.0
1,490,000		Booking Holdings, Inc., 0.900%, 09/15/2021	1,730,677	0.1
3,989,000		Trip.com Group Ltd., 1.250%, 09/15/2022	3,809,536	0.3
7,840,000		DISH Network Corp., 3.375%, 08/15/2026	7,492,936	0.6
1,319,000		Finisar Corp., 0.500%, 12/15/2036	1,325,951	0.1
2,501,000		FireEye, Inc., 1.000%, 06/01/2035	2,474,281	0.2
2,535,000		FireEye, Inc., 1.625%, 06/01/2035	2,500,212	0.2
2,361,000	(5)	Liberty Broadband Corp., 1.250%, 09/30/2050	2,395,260	0.2
2,665,000		Liberty Latin America Ltd., 2.000%, 07/15/2024	2,545,696	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/2023	12,130,360	1.0
1,933,000		Liberty Media Corp., 2.250%, 09/30/2046	918,121	0.1
673,000		Liberty Media Corp.- Liberty Formula One, 1.000%, 01/30/2023	860,512	0.1
3,355,000	(5)	Match Group Financeco 3, Inc., 2.000%, 01/15/2030	6,505,903	0.5
3,000,000		Shopify, Inc., 0.125%, 11/01/2025	3,547,500	0.3
2,327,000		Viavi Solutions, Inc., 1.000%, 03/01/2024	2,989,875	0.2
2,258,000		Viavi Solutions, Inc., 1.750%, 06/01/2023	2,804,948	0.2
			54,598,855	4.3

		Consumer, Cyclical: 0.2%
2,264,000		Live Nation Entertainment, Inc., 2.500%, 03/15/2023	2,933,692	0.2

		Consumer, Non-cyclical: 1.8%
3,140,000		DexCom, Inc., 0.750%, 12/01/2023	7,147,009	0.6
1,831,000	(5)	Integra LifeSciences Holdings Corp., 0.500%, 08/15/2025	2,024,018	0.2
1,526,000	(5)	Jazz Investments I Ltd., 2.000%, 06/15/2026	1,993,497	0.2
2,104,000		Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	2,924,083	0.2
813,000		NuVasive, Inc., 2.250%, 03/15/2021	827,173	0.1
936,000	(5)	Pacira BioSciences, Inc., 0.750%, 08/01/2025	1,057,219	0.1
263,000		Pacira BioSciences, Inc., 2.375%, 04/01/2022	302,286	0.0
1,212,000		Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	1,155,448	0.1
380,000	(5)	Tandem Diabetes Care, Inc., 1.500%, 05/01/2025	449,423	0.0
3,735,000	(5)	Teladoc Health, Inc., 1.250%, 06/01/2027	4,492,103	0.3
			22,372,259	1.8

		Financial: 0.5%
2,241,000		BofA Finance LLC, 0.125%, 09/01/2022	2,617,488	0.2
2,535,000	(5),(6)	Redfin Corp., 0.000%, 10/15/2025	3,042,375	0.3
			5,659,863	0.5

		Technology: 2.0%
1,509,000		Cree, Inc., 0.875%, 09/01/2023	2,745,153	0.2
1,076,000	(5)	Cree, Inc., 1.750%, 05/01/2026	2,496,736	0.2
4,780,000		Microchip Technology, Inc., 0.125%, 11/15/2024	5,291,898	0.4
1,970,000		Nuance Communications, Inc., 1.000%, 12/15/2035	3,676,364	0.3
1,263,000		Nuance Communications, Inc., 1.250%, 04/01/2025	2,880,126	0.2
2,238,000		Western Digital Corp., 1.500%, 02/01/2024	2,235,641	0.2
2,643,000		Workday, Inc., 0.250%, 10/01/2022	4,429,543	0.4
1,018,000	(5),(6)	Zynga, Inc., 0.000%, 12/15/2026	1,073,748	0.1
			24,829,209	2.0

	Total Convertible Bonds/Notes
	(Cost $85,148,162)		110,393,878	8.8

94

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

STRUCTURED NOTES: 1.7%
		Financial: 1.7%
6,016,000	(7)	Wells Fargo Bank N.A., Convertible Trust - Energy Series 2019-1 (Linked to a basket of 4 Stocks), 0.330%, 09/19/2024	6,245,811	0.5
6,139,000	(7)	Wells Fargo Bank N.A., Convertible Trust - Healthcare Series 2018- 1 (Linked to a basket of 4 Bonds), 0.250%, 02/05/2024	7,008,283	0.6
5,968,000	(7)	Wells Fargo Bank N.A., Convertible Trust - Media Series 2019-1 (Linked to a basked of 3 Stocks), 0.250%, 12/04/2024	8,134,384	0.6

	Total Structured Notes
	(Cost $18,614,772)		21,388,478	1.7

EQUITY-LINKED NOTES: 0.9%
		Financial: 0.9%
4,397,000	(5),(7)	Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	4,308,181	0.3
6,746,000	(7)	GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	7,069,808	0.6

	Total Equity-Linked Notes
	(Cost $11,143,000)		11,377,989	0.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal National Mortgage Association: 0.1%(8)
915,000		6.625%,11/15/2030	1,385,787	0.1

	Total U.S. Government Agency Obligations
	(Cost $1,008,725)		1,385,787	0.1

	Total Long-Term Investments
	(Cost $975,982,525)		1,205,209,472	96.0

SHORT-TERM INVESTMENTS: 4.5%
		Repurchase Agreements: 0.5%
1,262,753	(9)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,262,763, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $1,288,008, due 01/25/21-10/15/62)	1,262,753	0.1
1,403,500	(9)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,403,520, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $1,431,592, due 01/31/21-05/15/49)	1,403,500	0.1
1,403,463	(9)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,403,474, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value
		plus accrued interest $1,431,532, due 09/15/21-01/01/51)	1,403,463	0.1
556,627	(9)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $556,631, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $567,760, due 01/15/21-01/01/51)	556,627	0.1
1,403,463	(9)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,403,475, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,431,532, due 01/05/21-12/20/50)	1,403,463	0.1

	Total Repurchase Agreements
	(Cost $6,029,806)		6,029,806	0.5

95

VY® Invesco Equity And Income Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)
				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 4.0%
50,169,455	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $50,169,455)	50,169,455	4.0

	Total Short-Term Investments (Cost $56,199,261)		56,199,261	4.5

	Total Investments in Securities (Cost $1,032,181,786)		$ 1,261,408,733	100.5
	Liabilities in Excess of Other Assets		(5,687,525)	(0.5)
	Net Assets		$ 1,255,721,208	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Preferred Stock may be called prior to convertible date.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(5)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:

US0003M        3-month LIBOR

96

VY® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 100.1%
		Brazil: 1.1%
224,493	(1), (2)	StoneCo Ltd.	$18,839,453	1.1

		China: 4.3%
807,443	(1), (2)	JD.com, Inc. ADR	70,974,240	4.3

		Denmark: 0.1%
6,802	(2)	Ascendis Pharma A/S
		ADR	1,134,438	0.1

		France: 8.1%
23,370		Dassault Systemes SE	4,739,866	0.3
60,097		Kering SA	43,614,167	2.6
136,306		LVMH Moet Hennessy
		Louis Vuitton SE	85,327,235	5.2
			133,681,268	8.1

		Germany: 2.4%
315,152		SAP SE	40,817,859	2.4

		India: 3.2%
9,219,854		DLF Ltd.	29,404,429	1.8
1,560,050	(1), (2)	ICICI Bank Ltd. ADR	23,182,343	1.4
			52,586,772	3.2

		Italy: 0.3%
101,314	(2)	Brunello Cucinelli SpA	4,423,939	0.3

		Japan: 16.7%
374,400		Capcom Co., Ltd.	24,280,845	1.5
78,400		Fanuc Ltd.	19,352,970	1.2
86,004		Keyence Corp.	48,378,715	2.9
14,300		Minebea Mitsumi, Inc.	284,495	0.0
567,500		Murata Manufacturing
		Co., Ltd.	51,375,517	3.1
500,500		Nidec Corp.	63,317,237	3.8
294,400		Omron Corp.	26,281,474	1.6
343,641		Takeda Pharmaceutical
		Co., Ltd.	12,436,153	0.7
208,000		TDK Corp.	31,383,775	1.9
			277,091,181	16.7

		Netherlands: 3.2%
410,057	(2)	Airbus SE	45,001,108	2.7
16,654		ASML Holding NV	8,063,439	0.5
			53,064,547	3.2

		Spain: 1.2%
632,004		Industria de Diseno
		Textil SA	20,059,582	1.2

		Sweden: 2.9%
838,908		Assa Abloy AB	20,731,107	1.3
524,048		Atlas Copco AB - A
		Shares	26,934,184	1.6
			47,665,291	2.9

		Switzerland: 0.4%
22,650	(2)	Zur Rose Group AG	7,267,829	0.4

		United Kingdom: 2.7%
409,766	(2)	Farfetch Ltd. - Class A	26,147,168	1.6
1,012,521		Prudential PLC	18,618,242	1.1
			44,765,410	2.7

		United States: 53.5%
151,583	(2)	Adobe, Inc.	75,809,690	4.6
243,312		Agilent Technologies,
		Inc.	28,830,039	1.7
80,596	(2)	Alphabet, Inc. - Class A	141,255,773	8.5
6,983	(2)	Amazon.com, Inc.	22,743,142	1.4
22,599		Analog Devices, Inc.	3,338,550	0.2
19,170		Anthem, Inc.	6,155,295	0.4
769,807	(2)	Avantor, Inc.	21,670,067	1.3
87,279	(2)	Blueprint Medicines
		Corp.	9,788,340	0.6
219,567	(2)	Boston Scientific Corp.	7,893,434	0.5
53,447	(1),(2)	Castle Biosciences, Inc.	3,588,966	0.2
92,105	(2)	Centene Corp.	5,529,063	0.3
9,542	(2)	Charles River
		Laboratories
		International, Inc.	2,384,164	0.1
95,920		Colgate-Palmolive Co.	8,202,119	0.5
92,039	(1),(2)	Dun & Bradstreet
		Holdings, Inc.	2,291,771	0.1
103,453		Electronic Arts, Inc.	14,855,851	0.9
137,320		Equifax, Inc.	26,480,789	1.6
268,688	(2)	Facebook, Inc.- Class A	73,394,814	4.4
135,183		Fidelity National
		Information Services,
		Inc.	19,122,987	1.1
29,310	(2)	Illumina, Inc.	10,844,700	0.6
181,489		Intuit, Inc.	68,938,597	4.2
162,552	(1), (2)	Ionis Pharmaceuticals,
		Inc.	9,190,690	0.6
33,836	(2)	IQVIA Holdings, Inc.	6,062,396	0.4
214,870	(2)	MacroGenics, Inc.	4,911,928	0.3
510,061		Maxim Integrated
		Products	45,216,908	2.7
74,952		Microsoft Corp.	16,670,824	1.0
117,273	(1),(2)	Nuance
		Communications, Inc.	5,170,567	0.3
209,563	(2)	PayPal Holdings, Inc.	49,079,655	3.0
77,422		Pegasystems, Inc.	10,317,256	0.6
	(1),(2)
		Pharmaceuticals, Inc.	4,890,615	0.3
199,143		S&P Global, Inc.	65,464,278	3.9
59,075	(1),(2)	Sage Therapeutics, Inc	5,110,578	0.3
68,601	(1),(2)	Sarepta Therapeutics,
		Inc.	11,695,785	0.7
7,622	(1),(2)	Twist Bioscience Corp.	1,076,912	0.1
135,227	(2)	Uniqure B.V.	4,885,752	0.3
165,535		United Parcel Service,
		Inc. - Class B	27,876,094	1.7
194,895	(1),(2)	Veracyte, Inc.	9,538,161	0.6
80,616		Visa, Inc. - Class A	17,633,138	1.1
189,685	(2)	Walt Disney Co.	34,367,128	2.1
32,586		Zimmer Biomet
		Holdings, Inc.	5,021,177	0.3
			887,297,993	53.5

	Total Common Stock
	(Cost $617,694,032)		1,659,669,802	100.1

97

VY® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

PREFERRED STOCK: 0.0%
	India: 0.0%
2,598,630	(2) Zee Entertainment
	Enterprises Ltd.	140,610	0.0

	Total Preferred Stock
	(Cost $335,415)	140,610	0.0

	Total Long-Term Investments
	(Cost $618,029,447)	1,659,810,412	100.1

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 3.9%
		Repurchase Agreements: 3.2%
2,924,583	(3)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,924,615, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $2,983,075, due 02/03/21-11/20/70)	2,924,583	0.2
1,838,309	(3)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,838,329, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,875,075, due 07/01/24-10/01/50)	1,838,309	0.1
2,437,783	(3)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,437,847, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $2,559,672, due 03/01/21-11/20/40)	2,437,783	0.2
8,678,913	(3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,678,980, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $8,852,491, due 01/25/21-10/15/62)	8,678,913	0.5
2,970,396	(3)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,970,419, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $3,029,804, due 01/14/21-01/20/69)	2,970,396	0.2
5,449,674	(3)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,449,752, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $5,558,752, due 01/31/21-05/15/49)	5,449,674	0.3
8,056,140	(3)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,056,202, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $8,217,263, due 09/15/21-01/01/51)	8,056,140	0.5
1,198,307	(3)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,198,316, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $1,222,273, due 01/04/21-12/01/50)	1,198,307	0.1

98

Vy® Invesco Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2020 (Continued)

3,393,446	(3)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,393,494, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $3,461,315, due 07/01/22-12/01/50)	3,393,446	0.2
3,877,401	(3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,877,456, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $3,955,006, due 02/18/21-01/15/62)	3,877,401	0.2
3,055,729	(3)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,055,773, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $3,117,972, due 02/28/25-05/31/25)	3,055,729	0.2
8,614,080	(3)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,614,231, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $8,808,261, due 07/15/22-02/15/47)	8,614,080	0.5

	Total Repurchase Agreements
	(Cost $52,494,761)		52,494,761	3.2

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds(3): 0.7%
10,337,195	(3),(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	10,337,195	0.6
1,367,000	(3),(4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,367,000	0.1
910,000	(3),(4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	910,000	0.0
	Total Mutual Funds
	(Cost $12,614,195)		12,614,195	0.7

	Total Short-Term Investments
	(Cost $65,108,956)		65,108,956	3.9

	Total Investments in Securities
	(Cost $683,138,403)		$ 1,724,919,368	104.0
	Liabilities in Excess of Other Assets		(66,972,252)	(4.0)
	Net Assets		$ 1,657,947,116	100.0

†       Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt

(1)       Security, or a portion of the security, is on loan.

(2)       Non-income producing security.

(3)       All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)       Rate shown is the 7-day yield as of December 31, 2020.

99

VY® JP MORGAN MID CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.4%
		Communication Services: 4.3%
162,020	(1)	Discovery Communications, Inc. - Class C $	$ 4,243,304	1.1
12,430	(1)	IAC/InterActiveCorp	2,353,620	0.6
120,188	(1)	Liberty Media Corp. - SiriusXM C	5,229,380	1.4
27,580	(1)	Liberty Broadband Corp.- Series C	4,367,845	1.2
			16,194,149	4.3

		Consumer Discretionary : 10.5%
4,390	(1)	Autozone, Inc.	5,204,081	1.4
46,890		Best Buy Co., Inc.	4,679,153	1.3
38,040		BorgWarner, Inc.	1,469,866	0.4
26,820		Carter’s, Inc.	2,522,957	0.7
12,930		Darden Restaurants, Inc.	1,540,222	0.4
15,490		Expedia Group, Inc.	2,050,876	0.5
138,980		Gap, Inc.	2,806,006	0.8
23,160		Genuine Parts Co.	2,325,959	0.6
55,001		Kohl’s Corp.	2,237,991	0.6
25,560	(1)	LKQ Corp.	900,734	0.2
30,460	(1)	Mohawk Industries, Inc.	4,293,337	1.1
190,416		Newell Brands, Inc.	4,042,532	1.1
44,800		Nordstrom, Inc.	1,398,208	0.4
36,320		Ralph Lauren Corp.	3,767,837	1.0
			39,239,759	10.5

		Consumer Staples: 4.7%
18,690		Constellation Brands,Inc.	4,094,044	1.1
63,113		Energizer Holdings, Inc.	2,662,106	0.7
64,380		Keurig Dr Pepper, Inc.	2,060,160	0.5
102,060		Kroger Co.	3,241,426	0.9
34,740	(1)	Post Holdings, Inc.	3,509,087	0.9
63,360	(1)	US Foods Holding Corp.	2,110,522	0.6
			17,677,345	4.7

		Energy: 3.7%
139,730		Cabot Oil & Gas Corp.	2,274,804	0.6
118,114		Diamondback Energy, Inc.	5,716,717	1.5
121,560		EQT Corp.	1,545,028	0.4
146,144		Equitrans Midstream Corp.	1,174,998	0.3
154,660		Williams Cos., Inc.	3,100,933	0.9
			13,812,480	3.7

		Financials: 22.1%
4,083		Alleghany Corp.	2,464,866	0.7
34,610		Ameriprise Financial, Inc.	6,725,761	1.8
131,780		Citizens Financial Group, Inc.	4,712,453	1.3
38,450		Discover Financial Services	3,480,878	0.9
200,310		Fifth Third Bancorp	5,522,547	1.5
19,350		First Republic Bank	2,843,096	0.8
92,690		Hartford Financial Services Group, Inc.	4,539,956	1.2
263,790		Huntington Bancshares, Inc.	3,331,668	0.9
51,990		Lincoln National Corp.	2,615,617	0.7
148,190		Loews Corp.	6,671,514	1.8
43,863		M&T Bank Corp.	5,583,760	1.5
26,720		Marsh & McLennan Cos., Inc.	3,126,240	0.8
46,370		Northern Trust Corp.	4,318,902	1.1
33,110		Progressive Corp.	3,273,917	0.9
53,150		Raymond James Financial, Inc.	5,084,861	1.3
264,850		Regions Financial Corp.	4,269,382	1.1
38,880		T. Rowe Price Group, Inc.	5,886,043	1.6
85,120		TCF Financial Corp.	3,151,142	0.8
42,025		WR Berkley Corp.	2,791,300	0.7
60,000		Zions Bancorp NA	2,606,400	0.7
			83,000,303	22.1

		Health Care: 7.4%
39,460		AmerisourceBergen Corp.	3,857,610	1.0
17,810		Cigna Corp.	3,707,686	1.0
42,400	(1)	Henry Schein, Inc.	2,834,864	0.8
3,730		Humana, Inc.	1,530,307	0.4
25,990	(1)	Laboratory Corp. of America Holdings	5,290,264	1.4
34,490		Universal Health Services, Inc.	4,742,375	1.3
37,180		Zimmer Biomet Holdings, Inc.	5,729,066	1.5
			27,692,172	7.4

		Industrials: 12.8%
29,260		Acuity Brands, Inc.	3,543,093	0.9
40,990		Ametek, Inc.	4,957,331	1.3
32,930		Carlisle Cos., Inc.	5,143,007	1.4
46,850		Fortune Brands Home & Security, Inc.	4,015,982	1.1
28,170		Hubbell, Inc.	4,416,774	1.2
21,690		IDEX Corp.	4,320,648	1.2
69,970		ITT, Inc.	5,389,089	1.4
40,200		Lincoln Electric Holdings, Inc.	4,673,250	1.2
34,890	(1)	Middleby Corp.	4,498,019	1.2
21,221		Snap-On, Inc.	3,631,762	1.0
54,060		Southwest Airlines Co.	2,519,737	0.7
10,160		Timken Co.	785,978	0.2
			47,894,670	12.8

		Information Technology: 9.1%
37,520		Amphenol Corp.	4,906,491	1.3
29,340		Analog Devices, Inc.	4,334,398	1.2
27,490		CDW Corp.	3,622,907	1.0
101,942	(1)	CommScope Holding Co., Inc.	1,366,023	0.4
20,620	(1)	Concentrix Corp.	2,035,194	0.5
8,086		Jack Henry & Associates, Inc.	1,309,851	0.3
25,709	(1)	Keysight Technologies, Inc.	3,395,902	0.9
16,160		Leidos Holdings, Inc.	1,698,739	0.5
28,830		Motorola Solutions, Inc.	4,902,830	1.3
37,000		SYNNEX Corp.	3,013,280	0.8
13,610	(1)	Synopsys, Inc.	3,528,256	0.9
			34,113,871	9.1

		Materials: 5.9%
32,780		Ball Corp.	3,054,441	0.8

100

VY® JP MORGAN MID CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

22,480	Celanese Corp. - Series A	2,921,051	0.8
16,320	Martin Marietta Materials, Inc.	4,634,391	1.3
21,040	Packaging Corp. of America	2,901,626	0.8
47,930	(1) Pactiv Evergreen, Inc.	869,450	0.2
5,610	Sherwin-Williams Co.	4,122,845	1.1
92,950	Silgan Holdings, Inc.	3,446,586	0.9
		21,950,390	5.9

	Real Estate: 10.7%
32,500	American Campus Communities, Inc.	1,390,025	0.4
102,100	American Homes 4 Rent	3,063,000	0.8
24,480	AvalonBay Communities, Inc.	3,927,327	1.0
36,430	Boston Properties, Inc.	3,443,728	0.9
114,740	Brixmor Property Group, Inc.	1,898,947	0.5
77,220	(1) CBRE Group, Inc.	4,843,238	1.3
81,330	(1) Cushman & Wakefield PLC	1,206,124	0.3
8,070	Essex Property Trust, Inc.	1,915,979	0.5
20,660	Federal Realty Investment Trust	1,758,579	0.5
50,390	Host Hotels & Resorts, Inc.	737,206	0.2
46,103	JBG SMITH Properties	1,441,641	0.4
137,710	Kimco Realty Corp.	2,067,027	0.6
56,782	Outfront Media, Inc.	1,110,656	0.3
103,490	Rayonier, Inc.	3,040,536	0.8
31,830	Regency Centers Corp.	1,451,130	0.4
32,020	Ventas, Inc.	1,570,261	0.4
104,770	Weyerhaeuser Co.	3,512,938	0.9
26,230	WP Carey, Inc.	1,851,313	0.5
		40,229,655	10.7

	Utilities: 8.2%
79,020	CMS Energy Corp.	4,821,010	1.3
71,380	Edison International	4,484,092	1.2
47,590	Entergy Corp.	4,751,386	1.3
91,585	National Fuel Gas Co.	3,766,891	1.0
10,840	Sempra Energy	1,381,124	0.4
59,630	WEC Energy Group, Inc.	5,487,749	1.4
90,700	Xcel Energy, Inc.	6,046,969	1.6
		30,739,221	8.2

	Total Common Stock
	(Cost $279,628,470)	372,544,015	99.4

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
3,548,827	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $3,548,827)	3,548,827	0.9

	Total Short-Term Investments
	(Cost $3,548,827)	3,548,827	0.9

	Total Investments in Securities
	(Cost $283,177,297)	$ 376,092,842	100.3
	Liabilities in Excess of Other Assets	(1,279,603)	(0.3)
	Net Assets	$ 374,813,239	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2020.

101

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 99.4%
		Communication Services: 7.7%
72,220	(1),(2)	AirBNB, Inc. Class B Lockup Shares	$ 10,495,877	0.7
143,094	(2)	Altice USA, Inc.	5,418,970	0.4
3,300		Cable One, Inc.	7,351,476	0.5
19,800		Electronic Arts, Inc.	2,843,280	0.2
26,900	(2)	IAC/InterActiveCorp	5,093,515	0.4
96,931	(2)	Match Group, Inc.	14,654,998	1.0
148,300	(2)	Pinterest, Inc.	9,772,970	0.7
49,700	(2)	Roku, Inc.	16,501,394	1.2
169,305	(2)	Snap, Inc.	8,477,101	0.6
56,800	(2)	Spotify Technology SA	17,872,688	1.3
24,000	(2)	Take-Two Interactive Software, Inc.	4,986,960	0.3
19,868	(2),(3)	ZoomInfo Technologies, Inc.	958,234	0.1
415,100	(2),(3)	Zynga, Inc. - Class A	4,097,037	0.3
			108,524,500	7.7

		Consumer Discretionary: 11.2%
6,198	(2),(3)	Airbnb, Inc.	909,866	0.1
13,200	(2)	Aptiv PLC	1,719,828	0.1
6,900	(2)	Autozone, Inc.	8,179,536	0.6
22,800	(2)	Bright Horizons Family Solutions, Inc.	3,944,172	0.3
25,800	(2)	Burlington Stores, Inc.	6,747,990	0.5
35,300	(2)	Carmax, Inc.	3,334,438	0.2
31,419	(2),(3)	Chewy, Inc.	2,824,254	0.2
13,100	(2)	Chipotle Mexican Grill, Inc.	18,165,901	1.3
57,000	(2)	Dollar Tree, Inc.	6,158,280	0.4
20,500		Domino’s Pizza, Inc.	7,860,930	0.6
58,600	(2)	Etsy, Inc.	10,425,526	0.7
13,400	(2)	Five Below, Inc.	2,344,732	0.2
12,500	(2)	Grand Canyon Education, Inc.	1,163,875	0.1
2,810	(1),(2),(4)	JAND, Inc. (dba Warby Parker) - Class A	68,931	0.0
51,900	(2)	Lululemon Athletica, Inc.	18,062,757	1.3
53,800		MGM Resorts International	1,695,238	0.1
1,210	(2)	NVR, Inc.	4,936,631	0.3
30,100	(2),(3)	Ollie’s Bargain Outlet Holdings, Inc.	2,461,277	0.2
35,600	(2)	O’Reilly Automotive, Inc.	16,111,492	1.1
15,500		Papa Johns International, Inc.	1,315,175	0.1
13,400		Pool Corp.	4,991,500	0.4
22,281		Restaurant Brands International, Inc.	1,361,592	0.1
3,400	(2),(3)	RH	1,521,568	0.1
21,900		Ross Stores, Inc.	2,689,539	0.2
25,700		Service Corp. International	1,261,870	0.1
52,300	(2)	Terminix Global Holdings, Inc.	2,667,823	0.2
54,400		Tractor Supply Co.	7,647,552	0.5
18,621	(2)	Ulta Beauty, Inc.	5,347,206	0.4
27,200	(2),(3)	Wayfair, Inc.	6,142,032	0.4
19,600	(3)	Williams-Sonoma, Inc.	1,996,064	0.1
13,000		Wynn Resorts Ltd.	1,466,790	0.1
21,900		Yum China Holdings, Inc.	1,250,271	0.1
13,100		Yum! Brands, Inc.	1,422,136	0.1
			158,196,772	11.2

		Consumer Staples: 3.3%
2,000	(2)	Boston Beer Co., Inc.	1,988,580	0.1
63,275		Brown-Forman Corp. - Class B	5,025,933	0.3
14,300	(3)	Casey’s General Stores, Inc.	2,554,266	0.2
109,400		Church & Dwight Co., Inc.	9,542,962	0.7
40,600	(3)	Clorox Co.	8,197,952	0.6
33,400		Conagra Brands, Inc.	1,211,084	0.1
12,400		Constellation Brands, Inc.	2,716,220	0.2
54,700		Hershey Co.	8,332,451	0.6
47,400		McCormick & Co., Inc.	4,531,440	0.3
38,440	(3)	Reynolds Consumer Products, Inc.	1,154,738	0.1
17,389		Tyson Foods, Inc.	1,120,547	0.1
			46,376,173	3.3

		Energy: 0.3%
44	(1),(2),(4)	Venture Global LNG, Inc. - Series B	244,873	0.0
560	(1),(2),(4)	Venture Global LNG, Inc. - Series C	3,116,562	0.3
			3,361,435	0.3

		Financials: 3.3%
14,500		Assurant, Inc.	1,975,190	0.1
16,133		Cboe Global Markets, Inc.	1,502,305	0.1
4,300		Factset Research Systems, Inc.	1,429,750	0.1
10,100		First Republic Bank	1,483,993	0.1
52,751	(2),(3)	GoHealth, Inc.	720,579	0.0
19,000		MarketAxess Holdings, Inc.	10,840,640	0.8
37,300		MSCI, Inc. - Class A	16,655,569	1.2
11,400		Nasdaq, Inc.	1,513,236	0.1
122,178	(2)	Selectquote, Inc.	2,535,193	0.2
4,400	(2)	SVB Financial Group	1,706,452	0.1
104,719		Tradeweb Markets, Inc.	6,539,702	0.5
			46,902,609	3.3

		Health Care: 21.8%
14,800	(2)	Abiomed, Inc.	4,798,160	0.3
33,199	(2)	Acadia Healthcare Co., Inc.	1,668,582	0.1
69,400	(2)	Acadia Pharmaceuticals, Inc.	3,710,124	0.3
34,200	(2)	Acceleron Pharma, Inc.	4,375,548	0.3
44,959	(2),(3)	Adaptive Biotechnologies Corp.	2,658,426	0.2
34,400		Agilent Technologies, Inc.	4,076,056	0.3
24,700	(2),(3)	Agios Pharmaceuticals, Inc.	1,070,251	0.1
33,600	(2)	Align Technology, Inc.	17,955,168	1.3
55,700	(2)	Alnylam Pharmaceuticals, Inc.	7,239,329	0.5
21,200	(2)	Amedisys, Inc.	6,218,596	0.4
13,385	(2),(3)	Argenx SE ADR	3,936,395	0.3

102

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

15,600	(2)	Ascendis Pharma A/S ADR	2,601,768	0.2
316,043	(2)	Avantor, Inc.	8,896,610	0.6
75,100	(2)	BioMarin Pharmaceutical, Inc.	6,585,519	0.5
23,500	(2),(3)	BioNTech SE ADR	1,915,720	0.1
14,500	(2)	Bluebird Bio, Inc.	627,415	0.0
22,800	(2)	Blueprint Medicines Corp.	2,557,020	0.2
29,600		Bruker Corp.	1,602,248	0.1
70,984	(2)	Catalent, Inc.	7,387,305	0.5
45,628	(2)	Centene Corp.	2,739,049	0.2
18,712		Cerner Corp.	1,468,518	0.1
11,700		Cooper Cos., Inc.	4,250,844	0.3
11,400	(2),(3)	CRISPR Therapeutics AG	1,745,454	0.1
36,200	(2)	DaVita, Inc.	4,249,880	0.3
16,044	(2),(3)	Denali Therapeutics, Inc.	1,343,845	0.1
22,100	(2)	DexCom, Inc.	8,170,812	0.6
80,710	(2)	Elanco Animal Health, Inc.	2,475,376	0.2
62,700	(2)	Exact Sciences Corp.	8,307,123	0.6
144,800	(2)	Exelixis, Inc.	2,906,136	0.2
51,000	(2),(3)	FibroGen, Inc.	1,891,590	0.1
93,300	(2)	Genmab A/S ADR	3,793,578	0.3
5,700	(2),(3)	GW Pharmaceuticals PLC ADR	657,837	0.0
100,300	(2)	Hologic, Inc.	7,304,849	0.5
91,200	(2)	Horizon Therapeutics Pic	6,671,280	0.5
5,775	(2)	ICU Medical, Inc.	1,238,680	0.1
24,300	(2)	Idexx Laboratories, Inc.	12,146,841	0.9
102,400	(2)	Incyte Corp., Ltd.	8,906,752	0.6
50,700	(2),(3)	Ionis Pharmaceuticals, Inc.	2,866,578	0.2
20,200	(2)	IQVIA Holdings, Inc.	3,619,234	0.3
5,600	(2),(3)	iRhythm Technologies, Inc.	1,328,376	0.1
9,722	(2),(3)	Kodiak Sciences, Inc.	1,428,259	0.1
110,491		McKesson Corp.	19,216,595	1.4
8,300	(2)	Mettler Toledo International, Inc.	9,459,344	0.7
6,400	(2)	Mirati Therapeutics, Inc.	1,405,696	0.1
19,800	(2)	Molina Healthcare, Inc.	4,211,064	0.3
183,000	(2),(3)	Multiplan Corp.	1,462,170	0.1
49,279	(2)	Neurocrine Biosciences, Inc.	4,723,392	0.3
31,800	(2),(3)	Novocure Ltd.	5,502,672	0.4
19,600	(2),(3)	Penumbra, Inc.	3,430,000	0.2
22,300		Perrigo Co. PLC	997,256	0.1
37,563	(2)	PPD, Inc.	1,285,406	0.1
20,700	(2)	PRA Health Sciences, Inc.	2,596,608	0.2
21,900	(2),(3)	Quidel Corp.	3,934,335	0.3
48,155	(2)	Repligen Corp.	9,227,943	0.6
35,088	(3)	Royalty Pharma PLC	1,756,154	0.1
16,942	(2),(3)	Sage Therapeutics, Inc.	1,465,652	0.1
15,500	(2),(3)	Sarepta Therapeutics, Inc.	2,642,595	0.2
55,480	(2)	Seagen, Inc.	9,716,767	0.7
14,500		STERIS Public Ltd. Co.	2,748,330	0.2
23,812	(2),(3)	Teladoc Health, Inc.	4,761,447	0.3
16,700		Teleflex, Inc.	6,873,219	0.5
19,994	(2),(3)	TG Therapeutics, Inc.	1,040,088	0.1
19,692	(2),(3)	Ultragenyx Pharmaceutical, Inc.	2,725,963	0.2
9,000	(2)	United Therapeutics Corp.	1,366,110	0.1
10,000		Universal Health Services, Inc.	1,375,000	0.1
67,200	(2)	Veeva Systems, Inc.	18,295,200	1.3
18,900		West Pharmaceutical Services, Inc.	5,354,559	0.4
			306,964,696	21.8

		Industrials: 11.0%
21,700		Allegion Public Ltd.	2,525,446	0.2
11,962		Ametek, Inc.	1,446,684	0.1
24,700		AO Smith Corp.	1,354,054	0.1
93,500	(2)	Array Technologies, Inc.	4,033,590	0.3
38,400		BWX Technologies, Inc.	2,314,752	0.2
34,200		Cintas Corp.	12,088,332	0.9
24,350	(2)	Clarivate PLC	723,439	0.0
75,400	(2)	Copart, Inc.	9,594,650	0.7
19,400	(2)	CoStar Group, Inc.	17,931,032	1.3
83,970	(2),(3)	Dun & Bradstreet Holdings, Inc.	2,090,853	0.1
43,287		Equifax, Inc.	8,347,465	0.6
14,600		Expeditors International Washington, Inc.	1,388,606	0.1
31,600		Fastenal Co.	1,543,028	0.1
29,175		Fortune Brands Home & Security, Inc.	2,500,881	0.2
24,800	(2)	Generac Holdings, Inc.	5,639,768	0.4
40,200		Graco, Inc.	2,908,470	0.2
21,700	(3)	Hexcel Corp.	1,052,233	0.1
8,300		Hubbell, Inc.	1,301,357	0.1
6,300		Huntington Ingalls Industries, Inc.	1,074,024	0.1
73,100	(2)	IAA, Inc.	4,750,038	0.3
6,900		IDEX Corp.	1,374,480	0.1
18,800		JB Hunt Transport Services, Inc.	2,569,020	0.2
14,200		Kansas City Southern	2,898,646	0.2
11,300		Landstar System, Inc.	1,521,658	0.1
9,500	(2),(3)	Middleby Corp.	1,224,740	0.1
6,500		Nordson Corp.	1,306,175	0.1
29,650		Old Dominion Freight Line	5,787,087	0.4
30,600		Otis Worldwide Corp.	2,067,030	0.1
13,300		Paccar, Inc.	1,147,524	0.1
20,300		Ritchie Bros Auctioneers, Inc.	1,411,865	0.1
25,200		Rockwell Automation, Inc.	6,320,412	0.4
62,437	(3)	Rollins, Inc.	2,439,414	0.2
30,500		Toro Co.	2,892,620	0.2
33,400		Trane Technologies PLC	4,848,344	0.3
5,775	(2)	TransDigm Group, Inc.	3,573,859	0.2
90,100		TransUnion	8,939,722	0.6
7,100	(2)	United Rentals, Inc.	1,646,561	0.1
8,600		Valmont Industries, Inc.	1,504,398	0.1
54,556		Verisk Analytics, Inc.	11,325,280	0.8
25,350		Waste Connections, Inc.	2,600,149	0.2
6,000		Watsco, Inc.	1,359,300	0.1
18,300	(3)	Woodward, Inc.	2,223,999	0.2
			155,590,985	11.0

		Information Technology: 39.2%
87,300	(2)	Akamai Technologies, Inc.	9,165,627	0.6
78,200		Amphenol Corp.	10,226,214	0.7
60,600	(2)	Anaplan, Inc.	4,354,110	0.3
39,900	(2)	ANSYS, Inc.	14,515,620	1.0
30,899	(2)	Aspen Technology, Inc.	4,024,595	0.3

103

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

45,100	(2)	Avalara, Inc.	7,436,539	0.5
35,981	(3)	Bentley Systems, Inc.	1,457,590	0.1
30,200	(2),(3)	Bill.com Holdings, Inc.	4,122,300	0.3
78,734	(2)	Black Knight, Inc.	6,956,149	0.5
71,764		Booz Allen Hamilton Holding Corp.	6,256,386	0.4
52,100		Broadridge Financial Solutions, Inc. ADR	7,981,720	0.6
126,400	(2)	Cadence Design Systems, Inc.	17,244,752	1.2
72,600		CDW Corp.	9,567,954	0.7
52,003	(2)	Ceridian HCM Holding, Inc.	5,541,440	0.4
31,900	(3)	Citrix Systems, Inc.	4,150,190	0.3
47,900		Cognex Corp.	3,845,651	0.3
11,720	(2)	Coherent, Inc.	1,758,234	0.1
34,123	(2),(3)	Coupa Software, Inc.	11,564,626	0.8
57,697	(2)	Crowdstrike Holdings, Inc.	12,221,379	0.9
11,320	(1),(2),(4)	Databricks, Inc.	543,360	0.1
93,246	(2),(3)	Datadog, Inc.	9,179,136	0.6
82,653	(2),(3)	DocuSign, Inc.	18,373,762	1.3
40,237	(2)	Dynatrace, Inc.	1,741,055	0.1
68,400	(2),(3)	Enphase Energy, Inc.	12,002,148	0.9
109,200		Entegris, Inc.	10,494,120	0.7
22,400	(2)	EPAM Systems, Inc.	8,027,040	0.6
12,000	(2)	Euronet Worldwide, Inc.	1,739,040	0.1
56,895	(2)	Five9, Inc.	9,922,488	0.7
35,200	(2)	FleetCor Technologies, Inc.	9,603,616	0.7
17,200		Flir Systems, Inc.	753,876	0.1
61,400	(2)	Fortinet, Inc.	9,119,742	0.6
36,100	(2)	Gartner, Inc.	5,782,859	0.4
48,500		Genpact Ltd.	2,005,960	0.1
34,129	(1),(2),(4)	Gitlab, Inc. Class B	1,365,160	0.1
78,800	(2)	GoDaddy, Inc.	6,536,460	0.5
16,600	(2),(3)	Guidewire Software, Inc.	2,136,918	0.2
19,700	(2)	HubSpot, Inc.	7,809,868	0.6
36,800	(2)	Inphi Corp.	5,905,296	0.4
6,400	(2)	IPG Photonics Corp.	1,432,256	0.1
30,250	(2)	Keysight Technologies, Inc.	3,995,723	0.3
68,100		KLA Corp.	17,631,771	1.2
26,000		Leidos Holdings, Inc.	2,733,120	0.2
11,200		Littelfuse, Inc.	2,852,192	0.2
27,700	(2)	Manhattan Associates, Inc.	2,913,486	0.2
60,848	(3)	Marvell Technology Group Ltd.	2,892,714	0.2
36,100		Maxim Integrated Products	3,200,265	0.2
81,300		Microchip Technology, Inc.	11,228,343	0.8
18,400		MKS Instruments, Inc.	2,768,280	0.2
21,600	(2),(3)	MongoDB, Inc.	7,755,264	0.5
35,400		Monolithic Power Systems, Inc.	12,964,542	0.9
14,500		Motorola Solutions, Inc.	2,465,870	0.2
28,103	(2),(3)	nCino, Inc.	2,034,938	0.1
58,400		NortonLifeLock, Inc.	1,213,552	0.1
52,500	(2)	Okta, Inc.	13,348,650	0.9
87,200	(2),(3)	ON Semiconductor Corp.	2,854,056	0.2
32,200	(2)	Palo Alto Networks, Inc.	11,443,558	0.8
29,900		Paychex, Inc.	2,786,082	0.2
27,200	(2)	Paycom Software, Inc.	12,301,200	0.9
25,800	(2)	Paylocity Holding Corp.	5,312,478	0.4
8,558	(1),(2),(4)	Procore Technologies, Inc.	539,154	0.0
39,800	(2)	Proofpoint, Inc.	5,429,118	0.4
44,675	(2)	PTC, Inc.	5,343,577	0.4
66,269	(2), (3)	Pure Storage, Inc. - Class A	1,498,342	0.1
33,800	(2)	RingCentral, Inc.	12,809,186	0.9
32,500		Skyworks Solutions, Inc.	4,968,600	0.4
41,800	(2)	Smartsheet, Inc.	2,896,322	0.2
71,300	(2)	Splunk, Inc.	12,113,157	0.9
58,435		SS&C Technologies Holdings, Inc.	4,251,146	0.3
81,521	(2)	StoneCo Ltd.	6,841,242	0.5
61,500	(2)	Synopsys, Inc.	15,943,260	1.1
31,626	(1),(2),(4)	Tanium, Inc. Class B	360,385	0.0
79,100		Teradyne, Inc.	9,483,299	0.7
18,700	(2),(3)	Trade Desk, Inc./The	14,978,700	1.1
49,000	(2)	Twilio, Inc.	16,586,500	1.2
17,900	(2)	Tyler Technologies, Inc.	7,813,708	0.6
25,200	(2)	VeriSign, Inc.	5,453,280	0.4
6,899	(2)	WEX, Inc.	1,404,153	0.1
15,953	(2)	Wix.com Ltd.	3,987,612	0.3
8,200	(2)	Workiva, Inc.	751,284	0.1
102,200		Xilinx, Inc.	14,488,894	1.0
18,600	(2)	Zebra Technologies Corp.	7,148,538	0.5
42,900	(2)	Zendesk, Inc.	6,139,848	0.4
			552,790,625	39.2

		Materials: 1.6%
22,200		Avery Dennison Corp.	3,443,442	0.2
101,180		Ball Corp.	9,427,952	0.7
32,500	(3)	Kirkland Lake Gold Ltd.	1,341,275	0.1
50,200		RPM International, Inc.	4,557,156	0.3
34,000		Sealed Air Corp.	1,556,860	0.1
15,400		Vulcan Materials Co.	2,283,974	0.2
			22,610,659	1.6

		Real Estate: –%
6,575	(1),(2),(4)	WeWork Companies, Inc. - Class A	–	–

	Total Common Stock
	(Cost $885,462,801)		1,401,318,454	99.4

PREFERRED STOCK: 0.7%
		Consumer Discretionary: 0.1%
5,820	(1),(2),(4)	JAND, Inc. (dba Warby Parker) - Series AA	142,768	0.0
8	(1),(2),(4)	JAND, Inc. (dba Warby Parker) - Series B	196	0.0
32,438	(1),(2),(4)	Rappi, Inc. - Series E	1,938,042	0.1
			2,081,006	0.1

		Information Technology: 0.6%
24,459	(1),(2),(4)	Databricks, Inc., Series F	1,174,032	0.1
2,122	(1),(2),(4)	Procore Technologies, Inc. - Series B	133,686	0.0
353,970	(1),(2),(4)	Tanium, Inc. - Series G	4,033,559	0.3
1,681	(1),(2),(4)	UiPath Inc. - Series G	48,904	0.0
69,933	(1),(2),(4)	UiPath Inc., Series D-1	2,034,512	0.2
11,742	(1),(2),(4)	UiPath Inc., Series D-2	341,602	0.0
			7,766,295	0.6

		Real Estate: –%
44,396	(1),(2),(4)	WeWork Companies, Inc. - Series D-1	_	_
34,882	(1),(2),(4)	WeWork Companies, Inc. - Series D-2	_	_

104

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF December 31, 2020 (Continued)

24,709	(1),(2),(4)	WeWork Companies, Inc. - Series E	–	–
			–	–

	Total Preferred Stock
	(Cost $8,219,756)		9,847,301	0.7

	Total Long-Term Investments
	(Cost $893,682,557)		1,411,165,755	100.1

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 9.4%
		Repurchase Agreements: 8.6%
6,667,830	(5)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $6,667,903, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $6,801,187, due 02/03/21-11/20/70)	6,667,830	0.5
4,191,206	(5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $4,275,030, due 07/01/24-10/01/50)	4,191,206	0.3
5,660,202	(5)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $5,660,351, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest 03/01/21-11/20/40)	5,660,202	0.4
19,787,269	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $19,787,421, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $20,183,014, due 01/25/21-10/15/62)	19,787,269	1.4
6,772,280	(5)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $6,772,332, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $6,907,726, due 01/14/21-01/20/69)	6,772,280	0.5
12,383,660	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $12,383,836, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $12,631,526, due 01/31/21-05/15/49)	12,383,660	0.9
17,105,837	(5)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $17,105,968, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $17,447,954, due 01/26/21-01/01/51)	17,105,837	1.2
2,732,050	(5)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,732,071, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $2,786,691, due 01/04/21-12/01/50)	2,732,050	0.2

105

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

1,325,836	(5)	Jefferies LLC, Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,325,845, collateralized by various U.S. Government Securities, 0.000%- 2.250%, Market Value plus accrued interest $1,352,353, due 03/02/21-08/15/29)	1,325,836	0.1
7,736,800	(5)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,736,910, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest 07/01/22-12/01/50)	7,736,800	0.5
8,840,184	(5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $8,840,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $9,017,119, due 02/18/21-01/15/62)	8,840,184	0.6
6,943,740	(5)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $6,943,839, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $7,085,180, due 02/28/25-05/31/25)	6,943,740	0.5
2,169,423	(5)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $2,169,473, collateralized by various U.S. Government Securities, 0.379%-10.200%, Market Value plus accrued interest $2,264,520, due 05/13/21-11/01/40)	2,169,423	0.1
19,639,454	(5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $19,639,798, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $20,082,173, due 07/15/22-02/15/47)	19,639,454	1.4
	Total Repurchase Agreements

	(Cost $121,955,771)		121,955,771	8.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.8%
3,453,000	(5),(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	3,453,000	0.3
3,841,000	(5),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	3,841,000	0.3
3,370,000	(5),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	3,370,000	0.2
132	(6)	T. Rowe Price Government Reserve Fund, 0.080%	132	0.0
	Total Mutual Funds
	(Cost $10,664,132)		10,664,132	0.8

	Total Short-Term
	Investments
	(Cost $132,619,903)		132,619,903	9.4

	Total Investments in Securities
	(Cost $1,026,302,460)		$1,543,785,658	109.5
	Liabilities in Excess of Other Assets		(133,750,528)	(9.5)
	Net Assets		$ 1,410,035,13	0 100.0

†	Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt

(1)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $26,581,603 or 1.9% of net assets. Please refer to the table below for additional details.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2020.

106

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020

				Percentage
				of Net
Shares			Value	Assets
COMMON STOCK: 97.7%
		Communication Services: 19.6%
150,598	(1), (2)	AirBNB, Inc. Class B
		Lockup Shares	$ 21,886,709	1.1
33,159	(2)	Alphabet, Inc. - Class A	58,115,790	3.0
28,085	(2)	Alphabet, Inc. - Class C	49,201,550	2.5
5,531	(1), (2), (3)	Epic Games, Inc.	3,180,325	0.2
350,575	(2)	Facebook, Inc.- Class A	95,763,067	4.9
1,548	(2)	IAC/InterActiveCorp	293,114	0.0
102,407	(2)	Match Group, Inc.	15,482,914	0.8
81,048	(2)	NetFlix, Inc.	43,825,085	2.2
161,749	(2), (4)	Sea Ltd. ADR	32,196,138	1.7
638,946	(2)	Snap, Inc.	31,992,026	1.6
	(2)
216,400		Tencent Holdings Ltd.	15,570,802	0.8
			382,220,078	19.6

		Consumer Discretionary: 21.3%
8,877	(2),(4)	Airbnb, Inc.	1,303,144	0.1
183,710	(2)	Alibaba Group Holding
		Ltd. ADR	42,754,828	2.2
63,638	(2)	Amazon.com, Inc.	207,264,511	10.6
66,699	(2)	Aptiv PLC	8,690,213	0.4
4,875	(2)	Booking Holdings, Inc.	10,857,941	0.6
48,117	(2),(4)	Carvana Co.	11,525,946	0.6
9,385	(2)	Chipotle Mexican Grill,
		Inc.	13,014,273	0.7
	(2)
54,625	(1),(2)	DoorDash, Inc. Class A
		Lockup Shares	7,719,742	0.4
120,246	(2),(4)	DraftKings, Inc. - Class

118,771	(2)	Farfetch Ltd. - Class A	7,578,777	0.4
71,136	(4)	Ferrari NV	16,327,135	0.8
29,850	(2),(5)	JD Health International,
		Inc.	577,559	0.0
142,968		Las Vegas Sands Corp.	8,520,893	0.4
41,603	(2)	Lululemon Athletica,

127,036		Nike, Inc. - Class B	17,971,783	0.9
186,215		Ross Stores, Inc.	22,869,064	1.2
147,744	(4)	Wynn Resorts Ltd.	16,669,956	0.9
			414,748,599	21 .3

		Financials: 2.3%
1,134,411	(1),(2),(3)	Ant International Co.,
		Limited- Class C	9,869,375	0.5
48,473		Chubb Ltd.	7,460,964	0.4
12,749	(1),(2),(3)	Maplebear, Inc., dba
		Instacart	828,685	0.0
666	(1),(2),(3)	Maplebear, Inc., dba
		Instacart - Non-Voting	43,290	0.0
9,987		MSCI, Inc. - Class A	4,459,495	0.2
31,124		S&P Global, Inc.	10,231,393	0.5
213,097	(1),(2),(3)	Social Finance (dba
		SoFi), Inc.- Voting	3,927,378	0.2
46,621		Tradeweb Markets, Inc.	2,911,481	0.2
133,919	(2)	XP, Inc.	5,312,567	0.3
			45,044,628	2.3

		Health Care: 9.8%
6,173	(2)	Align Technology, Inc.	3,298,728	0.2
41,413		Anthem, Inc.	13,297,300	0.7
7,225	(2),(4)	Argenx SE ADR	2,124,800	0.1

149,116	(2)	Avantor, Inc.	4,197,615	0.2
169,049	(2)	Centene Corp.	10,148,011	0.5
100,927		Cigna Corp.	21,010,983	1.1
85,133		HCA Healthcare, Inc.	14,000,973	0.7
17,900		Humana, Inc.	7,343,833	0.4
76,669	(2)	Incyte Corp., Ltd.	6,668,670	0.4
33,827	(2)	Intuitive Surgical, Inc.	27,673,869	1.4
105,325		Stryker Corp.	25,808,838	1.3
106,579		UnitedHealth Group,
		Inc.	37,375,124	1.9
73,105	(2)	Vertex
		Pharmaceuticals, Inc.	17,277,636	0.9
			190,226,380	9.8

		Industrials: 6.2%
38,571		Cintas Corp.	13,633,306	0.7
38,749		Cummins, Inc.	8,799,898	0.4
10,558		Equifax, Inc.	2,036,005	0.1
66,054		FedEx Corp.	17,148,939	0.9
152,436		Fortive Corp.	10,795,517	0.5
22,700		Norfolk Southern Corp.	5,393,747	0.3
41,900		Parker Hannifin Corp.	11,413,979	0.6
49,044		Roper Technologies,
		Inc.	21,142,378	1.1
31,165	(2)	Teledyne Technologies,
		Inc.	12,216,057	0.6
133,331		TransUnion	13,229,102	0.7
26,557		Union Pacific Corp.	5,529,698	0.3
			121,338,626	6.2

		Information Technology: 38.2%
20,440	(2)	Adobe, Inc.	10,222,453	0.5
241,296	(2)	Advanced Micro
		Devices, Inc.	22,129,256	1.1
840,088		Apple, Inc.	111,471,277	5.7
50,485	(4)	ASML Holding NV-NY
		REG	24,622,544	1.3
44,262	(2)	Avalara, Inc.	7,298,361	0.4
53,700	(2)	Black Knight, Inc.	4,744,395	0.2
8,667	(2),(4)	Coupa Software, Inc.	2,937,333	0.1
34,493	(2),(4)	Crowdstrike Holdings,
		Inc.	7,306,307	0.4
103,895	(2),(4)	Datadog, Inc.	10,227,424	0.5
140,889		Fidelity National
		Information Services,
		Inc.	19,930,158	1.0
201,689	(2)	Fiserv, Inc.	22,964,309	1.2
104,356		Global Payments, Inc.	22,480,369	1.2
77,321		Intuit, Inc.	29,370,382	1.5
223,416	(4)	Marvell Technology
		Group Ltd.	10,621,197	0.5
131,519		Mastercard, Inc. - Class
		A	46,944,392	2.4
698,383		Microsoft Corp.	155,334,347	8.0
33,491		Nvidia Corp.	17,489,000	0.9
23,849	(2)	Paycom Software, Inc.	10,785,710	0.6
129,165	(2)	PayPal Holdings, Inc.	30,250,443	1.6
156,903	(2)	Salesforce.com, Inc.	34,915,625	1.8
42,899	(2)	ServiceNow, Inc.	23,612,897	1.2
6,659	(2)	Shopify, Inc.	7,537,655	0.4
261,501	(2)	Slack Technologies,
		Inc.	11,045,802	0.6
6,428	(2),(4)	Snowflake, Inc. - Class
		A	1,808,839	0.1
4,129	(1),(2)	Snowflake, Inc. - Class
		B Lockup Shares	1,150,282	0.0
108,646	(2)	Splunk, Inc.	18,457,869	0.9
77,093	(2)	StoneCo Ltd.	6,469,645	0.3

107

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)
51,440	(1),(2),(3)	Stripe, Inc. - Class B	807,094	0.1
107,908		Taiwan Semiconductor
		Manufacturing Co., Ltd.
		ADR	11,766,288	0.6
17,150	(1),(2),(3)	UiPath Inc., Class A	498,933	0.0
230,158		Visa, Inc. - Class A	50,342,459	2.6
12,800	(2)	Wix.com Ltd.	3,199,488	0.2
24,049	(2)	Workday, Inc.	5,762,381	0.3
			744,504,914	38.2

		Materials: 0.3%
25,424		Linde PLC	6,699,478	0.3

	Total Common Stock
	(Cost $1,064,643,986)		1,904,782,703	97.7

PREFERRED STOCK: 2.2%
		Communication Services: 0.2%
68,026	(1),(2),(3)	Xiaoju Kuaizhi, Inc.,
		Series A-17 (DiDi
		Chuxing, Inc.)	2,857,092	0.2

		Consumer Discretionary: 1.4%
163,010	(1),(2),(3)	Aurora Innovation, Inc.,
		- Series B	3,204,249	0.2
38,487	(1),(2),(3)	Rappi, Inc. - Series E	2,299,446	0.1
549,762	(1),(2),(3)	Rivian Automotive, Inc.

659,827	(1),(2),(3)	Rivian Automotive, Inc.
		- Series E	10,478,053	0.5
18,931	(1),(2),(3)	Waymo LLC., Series A	-
		2	1,625,552	0.1
			26,337,520	1.4

		Financials: 0.1%
1,855	(1),(2),(3)	Maplebear, Inc., dba
		Instacart - Series A	120,575	0.0
26,036	(1),(2),(3)	Maplebear, Inc., dba
		Instacart - Series G	1,692,340	0.1
			1,812,915	0.1

		Industrials: 0.2%
159,700	(1),(2),(3)	GM Cruise Holdings,
		LLC - Class F	2,914,525	0.1
132,943	(1),(2),(3)	Nuro, Inc. - Series C	1,735,518	0.1
			4,650,043	0.2

		Information Technology: 0.3%
93,459	(1),(2),(3)	Magic Leap, Inc. -
		Series C	215,264	0.0
61,969	(1),(2),(3)	Magic Leap, Inc. -
		Series D	167,316	0.0
3,551	(1),(2),(3)	UiPath Inc. - Series G	103,307	0.0
171,219	(1),(2),(3)	UiPath Inc., Series D-1	4,981,154	0.3
28,752	(1),(2),(3)	UiPath Inc., Series D-2	836,462	0.0
			6,303,503	0.3

		Real Estate: –%
42,822	(1),(2),(3)	WeWork Companies,
		Inc. - Series E	–	–

	Total Preferred Stock
	(Cost $37,362,951)		41,961,073	2.2

	Total Long-Term Investments
	(Cost $1,102,006,937)		1,946,743,776	99.9

				Percentage
Principal				of Net
Amount†			Value	Assets
SHORT-TERM INVESTMENTS: 4.0%
		Repurchase Agreements : 3.8%
4,036,255	(6)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $4,036,299, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.628%, Market Value plus accrued interest $4,116,980, due 02/03/21-11/20/70)	4,036,255	0.2
2,537,075	(6)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,537,103, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $2,587,817, due 07/01/24-10/01/50)	2,537,075	0.1
3,428,327	(6)	BNP Paribas SA, Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $3,428,417, collateralized by various U.S. Government Securities, 0.750%- 8.750%, Market Value plus accrued interest $3,599,743, due 03/01/21-11/20/40)	3,428,327	0.2
11,977,882	(6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $11,977,974, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $12,217,440, due 01/25/21-10/15/62)	11,977,882	0.6

108

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)
4,099,483	(6)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $4,099,514, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $4,181,473, due 01/14/21-01/20/69)	4,099,483	0.2
7,510,273	(6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $7,510,380, collateralized by various U.S. Government Securities, 0.000%- 7.875%, Market Value plus accrued interest $7,660,595, due 01/31/21-05/15/49)	7,510,273	0.4
11,135,388	(6)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $11,135,473, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.000%, Market Value plus accrued interest $11,358,096, due 09/15/21-01/01/51)	11,135,388	0.6
1,653,799	(6)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,653,812, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $1,686,875, due 01/04/21-12/01/50)	1,653,799	0.1
4,683,339	(6)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,683,406, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $4,777,006, due 07/01/22-12/01/50)	4,683,339	0.2
5,351,252	(6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,351,328, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.125%, Market Value plus accrued interest $5,458,356, due 02/18/21-01/15/62)	5,351,252	0.3
4,211,145	(6)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $4,211,205, collateralized by various U.S. Government Securities, 0.250%- 1.125%, Market Value plus accrued interest $4,296,923, due 02/28/25-05/31/25)	4,211,145	0.2
1,313,996	(6)	Royal Bank of Canada, Repurchase Agreement dated 12/31/20, 0.21%, due 01/04/21 (Repurchase Amount $1,314,026, collateralized by various U.S. Government Securities, 0.379%- 10.200%, Market Value plus accrued interest $1,371,595, due 05/13/21-11/01/40)	1,313,996	0.1
11,888,40	(6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $11,888,614, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $12,156,398, due 07/15/22-02/15/47)	11,888,406	0.6

	Total Repurchase Agreements
	(Cost $73,826,620)		73,826,620	3.8

				Percentage
				of Net
Shares			Value	Assets
		Mutual Funds: 0.2%
1,360,000	(6),(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	1,360,000	0.0

109

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF December 31, 2020 (Continued)

1,360,000	(6),(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	1,360,000	0.1
1,710,000	(6),(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,710,000	0.1
266	(7)	T. Rowe Price Government Reserve Fund, 0.080%	266	0.0
	Total Mutual Funds
	(Cost $4,430,266)		4,430,266	0.2

	Total Short-Term Investments
	(Cost $78,256,886)		78,256,886	4.0

	Total Investments in Securities
	(Cost $1,180,263,823)		$2,025,000,662	103.9

	Liabilities in Excess of Other Assets		(75,508,983)	(3.9)
	Net Assets		$1,949,491,679	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR American Depositary Receipt
(1)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of $91,872,886 or 4.7% of net assets. Please refer to the table below for additional details.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Security, or a portion of the security, is on loan.
(5)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of December 31, 2020.

110

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2021